UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM N-PX

    ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT
                                     COMPANY

 INVESTMENT COMPANY ACT FILE NUMBER:     811-07338

 NAME OF REGISTRANT:                     CAPITAL WORLD GROWTH AND
                                         INCOME FUND, INC.



 ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 333 South Hope Street
                                         Los Angeles, CA 90071

 NAME AND ADDRESS OF AGENT FOR SERVICE:  Vincent P. Corti
                                         333 South Hope Street
                                         Los Angeles, CA 90071

 REGISTRANT'S TELEPHONE NUMBER:          213-486-9200

 DATE OF FISCAL YEAR END:                11/30

 DATE OF REPORTING PERIOD:               07/01/2005 - 06/30/2006


WGI
--------------------------------------------------------------------------------------------------------------------------
 ABBOTT LABORATORIES                                                                         Agenda Number:  932464819
--------------------------------------------------------------------------------------------------------------------------
        Security:  002824100
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  ABT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       R.S. AUSTIN                                               Mgmt          For                            For
       W.M. DALEY                                                Mgmt          For                            For
       W.J. FARRELL                                              Mgmt          For                            For
       H.L. FULLER                                               Mgmt          For                            For
       R.A. GONZALEZ                                             Mgmt          For                            For
       J.M. GREENBERG                                            Mgmt          For                            For
       D.A.L. OWEN                                               Mgmt          For                            For
       B. POWELL JR.                                             Mgmt          For                            For
       W.A. REYNOLDS                                             Mgmt          For                            For
       R.S. ROBERTS                                              Mgmt          For                            For
       W.D. SMITHBURG                                            Mgmt          For                            For
       J.R. WALTER                                               Mgmt          For                            For
       M.D. WHITE                                                Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE LLP AS AUDITORS.        Mgmt          For                            For

03     SHAREHOLDER PROPOSAL - PAY-FOR-SUPERIOR-PERFORMANCE       Shr           Against                        For

04     SHAREHOLDER PROPOSAL - POLITICAL CONTRIBUTIONS            Shr           Against                        For

05     SHAREHOLDER PROPOSAL - THE ROLES OF CHAIR AND             Shr           Against                        For
       CEO .




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700834838
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P459
    Meeting Type:  EGM
    Meeting Date:  24-Nov-2005
          Ticker:
            ISIN:  NL0000301109
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.     Approve the corporate governance in relation              Mgmt          For                            For
       to the appointment of the new Managing Board
       Members

B.     Approve the nomination for the appointment of             Mgmt          For                            For
       Mr. Huibert G. Boumeester to the Managing Board

C.     Approve the nomination for the appointment of             Mgmt          For                            For
       Mr. Pieter  Piero  S. Overmars to the Managing
       Board

D.     Approve the nomination for the appointment of             Mgmt          For                            For
       Mr. Ronald  Ron  Teerlink to the Managing Board

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE.  IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 17 NOV 2005. SHARES CAN BE TRADED
       THEREAFTER.THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ABN AMRO HOLDING NV                                                                         Agenda Number:  700915943
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0030P459
    Meeting Type:  OGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  NL0000301109
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the minutes of the AGM and EGM held in              Non-Voting    No Action                      *
       2005

2.     Receive report of the Managing Board for the              Non-Voting    No Action                      *
       year 2005

3.a    Adopt the 2005 financial statements                       Mgmt          No Action

3.b    Adopt the proposed 2005 dividend                          Mgmt          No Action

3.c    Grant discharge to the Members of the Managing            Mgmt          No Action
       Board in respect of their 2005 Management

3.d    Grant discharge to the Members of the Supervisory         Mgmt          No Action
       Board in respect of their 2005 supervision

4.     Adopt the Managing Board Compensation Policy              Mgmt          No Action

5.     Approve the proposed changes to the remuneration          Mgmt          No Action
       of the Supervisory Board Members

6.     Approve the Corporate Governance                          Mgmt          No Action

7.a    Appoint Mr. G.J. Kramer as a Member of the Supervisory    Mgmt          No Action
       Board

7.b    Appoint Mr. G. Randa as a Member of the Supervisory       Mgmt          No Action
       Board

7.c    Re-appoint Mr. A.C. Martinez as a Member of               Mgmt          No Action
       the Supervisory Board

8.     Authorize the Managing Board, subject to approval         Mgmt          No Action
       of the Supervisory Board, to have the Company
       acquire shares

9.a    Authorize the Managing Board to issue ordinary            Mgmt          No Action
       shares for a period of 18 months, starting
       28 APR 2005

9.b    Authorize the Managing Board to exclude or restrict       Mgmt          No Action
       shareholders  pre-emptive rights

10.    Transact any other business                               Non-Voting    No Action                      *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No Action                      *
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No Action                      *
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 20 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ACCOR SA, COURCOURONNES                                                                     Agenda Number:  700852761
--------------------------------------------------------------------------------------------------------------------------
        Security:  F00189120
    Meeting Type:  MIX
    Meeting Date:  09-Jan-2006
          Ticker:
            ISIN:  FR0000120404
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O.1    Ratify the co-optation of Mr. Serge Weinberg              Mgmt          For                            For
       as a Supervisory Board Member, approve to replace
       Mr. Maurice Simond, for the remainder of Mr.
       Maurice Simond s term of office, until the
       shareholders  meeting called to approve the
       financial statements for the FYE in 2006

E.2    Approve that the Company shall be ruled by a              Mgmt          For                            For
       Board of Directors, replacing the Executive
       Committee and the Supervisory Board

O.3    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Thomas J. Barrack for a 3-year period

O.4    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Sebastien Bazin for a 3-year period

O.5    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mrs. Isabelle Bouillot for a 3-year period

O.6    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Philippe Camus for a 3-year period

O.7    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Aldo Cardoso for a 3-year period

O.8    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Philipee Citerne for a 3-year period

O.9    Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Etienne Davignon for a 3-year period

O.10   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Gabriele Galateri Digenola for a 3-year
       period

O.11   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Sir Roderic Lyne for a 3-year period

O.12   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Dominique Marcel for a 3-year period

O.13   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Francis Mayerfor a 3-year period

O.14   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Gilles Pelisson for a 3-year period

O.15   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Baudoin Prot for a 3-year period

O.16   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Franck Riboud for a 3-year period

O.17   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Jerome Seydoux for a 3-year period

O.18   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Theo Waigel for a 3-year period

O.19   Appoint, subject to the adoption of Resolution            Mgmt          For                            For
       2, Mr. Serge Weinberg for a 3-year period

E.20   Approve to award total annual fees of EUR 590,000.00      Mgmt          For                            For

E.21   Authorize the Board of Directors, subject to              Mgmt          For                            For
       the adoption of Resolution 2, to purchase or
       sell the Company shares on the stock market,
       subject to the conditions: maximum purchase
       price: EUR 62.00, minimum sale price: EUR 30.00,
       maximum number of shares to be acquired: 19,000,00
       shares, total funds invested in the share buybacks:
       EUR 1,178,000,000.00;  Authority is given for
       an 18 months period; it supersedes the one
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 12 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.22   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital on 1 or more occasions and at
       its sole discretion, by canceling all or part
       of the shares held by the Company in connection
       with a stock repurchase plan up to a maximum
       of 10% of the share capital over 24-month period;
       Authority is given for an 18-month period;
       it supersedes the one granted by the mix meeting
       of 03 MAY 2005 in its Resolution 15 ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.23   Authorize the Board of Directors, subject to              Mgmt          For                            For
       the adoption of Resolution 2, to increase on
       1 or more occasions, in France or abroad, the
       share capital to a maximum nominal amount of
       EUR 200,000,000.00, by issuance, with the shareholders
       preferred subscription rights maintained,
       of shares and securities giving access to the
       shares of the Company or a Company in which
       it holds over half of the capital; the nominal
       amount of debt securities issued shall not
       exceed EUR 2,000,000,000.00; Authority is given
       for a 26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 16 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.24   Authorize the Board of Directors, subject to              Mgmt          Against                        Against
       the adoption of Resolution 2, to increase,
       by way of a public offering on 1 or more occasions,
       in France or abroad, the share capital to a
       maximum nominal amount of EUR 100,000,000.00,
       by issuance, with the shareholders  preferred
       subscription rights maintained, of shares and
       securities giving access to the shares of the
       Company or a Company in which it holds over
       half of the capital; the nominal amount of
       debt securities issued shall not exceed EUR
       1,000,000,000.00; Authority is given for a
       26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 17 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.25   Authorize, subject to the adoption of Resolution          Mgmt          Against                        Against
       2, the Board of Directors to increase the share
       capital up to 10% of the share capital, by
       way of issuing shares and securities giving
       access to the capital, in contributions in
       kind granted to the Company and comprised of
       capital securities or securities giving access
       to share capital;  Authority is given for a
       26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 19 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.26   Authorize the Board of Directors, subject to              Mgmt          Against                        Against
       the adoption of Resolution 2, 23 and-or 24,
       to increase, with in limits of the overall
       ceiling fixed by the 28th resolution, the number
       of securities to be issued in event of a capital
       increase, for each of the issues with or without
       preferential subscription right of shareholders,
       at the same price as the initial issue, within
       30 days of the closing of the subscription
       period and up to a maximum of 15 per cent of
       the initial issue;  Authority is given for
       a 26-month period; it supersedes the authorization
       granted by the mix meeting of 03 MAY 2005 in
       its Resolution 19 ; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.27   Authorize the Board of Directors, subject to              Mgmt          For                            For
       the adoption of Resolution 2, to increase the
       share capital, in 1 or more occasions, to a
       maximum nominal amount of EUR 200,000,000.00,
       by way of capitalizing reserves, profits, premiums
       or other means provided that such capitalization
       is allowed by law and under the by-laws, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods;  Authority is given for a 26-month
       period; it supersedes the authorization granted
       by the mix meeting of 03 MAY 2005 in its Resolution
       19 ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.28   Approve the nominal amount pertaining to the              Mgmt          Against                        Against
       capital increases to be carried out with the
       use of the delegations given by Resolutions
       23, 24, 25, 26 and 27 shall not exceed EUR
       300,000,000.00

E.29   Authorize the Board of Directors, subject to              Mgmt          For                            For
       adoption of Resolution 2, to proceed, on 1
       or more occasions, with the issuance of shares
       and-or securities giving access to the capital,
       in favour of employees of the Company and related
       Companies who are Members of a Company Saving;
       Authority is given for a 26-month period;
       it supersedes the authorization granted by
       the mix meeting of 03 MAY 2005 in its Resolution
       19 ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.30   Authorize the Board of Directors, subject to              Mgmt          For                            For
       adoption of Resolution 2, to proceed in 1 or
       more transactions, to some employees and-or
       some corporate officers, options giving with
       the right either to subscribe for new shares
       in the Company to be issued through a share
       capital increase, or to purchase existing shares
       purchased by the Company, its being provided
       by the that the options shall not give rights
       to a total number of shares, which shall exceed
       2.50% of the Company share capital  Authority
       is given for a 38-month period; it supersedes
       the fraction unused of authorization granted
       by the mix meeting of 20 MAY 2003 in its Resolution
       19 ; authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.31   Authorize the Board of Directors, subject to              Mgmt          For                            For
       adoption of Resolution 2, to grant for free
       on 1or more occasions, existing or future shares,
       in favour of some employees and-or some corporate
       officers of the Company and related Companies;
       they may not represent more than 0.50% of the
       share capital;  Authority is given for a 38-month
       period ; authorize the Board of Directors to
       take all necessary measures and accomplish
       all necessary formalities

E.32   Grant all power to the bearer of an original,             Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.    Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS A REVISION DUE TO REVISED        Non-Voting    No vote
       NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 ACCOR SA, COURCOURONNES                                                                     Agenda Number:  700932747
--------------------------------------------------------------------------------------------------------------------------
        Security:  F00189120
    Meeting Type:  MIX
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  FR0000120404
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM, THANK YOU.               Non-Voting    No vote

       Verification Period:  Registered Shares: 1 to             Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws.  Bearer Shares: 6 days prior
       to the meeting date.    French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian.  Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident
       Shareowners:      Proxy Cards:  ADP will forward
       voting instructions to the Global Custodians
       that have become Registered Intermediaries,
       on ADP Vote Deadline Date.  In capacity as
       Registered Intermediary, the Global Custodian
       will sign the Proxy Card and forward to the
       local custodian. If you are unsure whether
       your Global Custodian acts as Registered Intermediary,
       please contact ADP.    Trades/Vote Instructions:
       Since France maintains a Verification Period,
       for vote instructions submitted that have a
       trade transacted (sell) for either the full
       security position or a partial amount after
       the vote instruction has been submitted to
       ADP and the Global Custodian advises ADP of
       the position change via the account position
       collection process, ADP has a process in effect
       which will advise the Global Custodian of the
       new account position available for voting.
       This will ensure that the local custodian is
       instructed to amend the vote instruction and
       release the shares for settlement of the sale
       transaction.  This procedure pertains to sale
       transactions with a settlement date prior to
       Meeting Date + 1

1.     Approve the Management report of the Board of             Mgmt          For                            For
       Directors and the Auditors  report, the Company
       s financial statements and the balance sheet
       for the YE 31 DEC 2005, as presented as well
       as the operations reported by these accounts
       and acts of the Management accomplished by
       the Executive Committee during the FY

2.     Approve, the Management reports of the Board              Mgmt          For                            For
       of Directors and the Statutory Auditors, the
       consolidated financial statements for the said
       FY

3.     Receive the special report of the Auditors on             Mgmt          For                            For
       Agreements Governed by Articles L.225-38 and
       L.225-86 of the French Commercial Code and
       approve the agreements entered into or which
       remained in force during the FY

4.     Approve the accounting and the valuation of               Mgmt          For                            For
       applicable assets on 01 JAN 2005, the expenses
       available for distribution which appeared in
       the balance sheet of 31 DEC 2004 were appropriated
       to the tangible assets and partly cancelled
       to the retained earnings, to the exception
       of the loan issuing costs and approve the recommendations
       of the Board of Directors and resolves that
       the income for the FY be appropriated as follows:
       earnings for the FY 2005: EUR 166,096,598.96
       plus: the retained earnings: EUR 477,948,401.95
       the unpaid dividend of the previous FY  self-held
       shares : EUR 1,987,350.30 less: the cancellation
       of the distributable costs: EUR 3,234,201.00
       balance available for distribution: EUR 642,798,150.21
       allocated as follows: to the legal reserve:
       EUR 3,166,579.50 to the distribution of a total
       dividend: EUR 249,855,640.10 to the retained
       earnings: EUR 389,775,930.61 the shareholders
       will receive a net dividend of EUR 1.15 per
       share for each of the 217,265,774 shares comprising
       the share capital, and will entitle to the
       40% allowance provided by the French Tax Code;
       this dividend will be paid on 17 MAY 2006,
       as required by Law

5.     Grants full powers to the bearer of an original,          Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 ACER INC NEW                                                                                Agenda Number:  700990167
--------------------------------------------------------------------------------------------------------------------------
        Security:  004434205
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  US0044342055
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the business report of 2005                       Non-Voting    No vote

2.     Receive the Supervisors  review report                    Non-Voting    No vote

1.     Approve the 2005 financial statements and the             Mgmt          For                            For
       business report, as specified

2.     Approve the distribution of 2005 profits, as              Mgmt          For                            For
       specified

3.     Approve the new issuance of common shares through         Mgmt          For                            For
       capital increases, as specified

4.     Amend the Articles of Incorporation, as specified         Mgmt          For                            For

5.     Amend the Guidelines Governing Endorsement and            Mgmt          For                            For
       Guarantee, as specified

6.     Others                                                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ADVANCED INFO SERVICE PUBLIC CO LTD                                                         Agenda Number:  700884009
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0014U183
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2006
          Ticker:
            ISIN:  TH0268010Z11
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE             Non-Voting    No vote
       ALLOWED. THANK YOU

1.     Approve the matters to be informed                        Mgmt          For                            For

2.     Approve the minutes of the AGM of shareholders            Mgmt          For                            For
       to be held on 30 MAR 2005

3.     Approve the results of operation for the year             Mgmt          For                            For
       2005

4.     Approve the balance sheet, statement of income            Mgmt          For                            For
       and statement of cash flow for 2005 ended 31
       DEC 2005

5.     Approve the dividend payment to the shareholders          Mgmt          For                            For
       for the FY 2005

6.     Approve the appointment of the Company s Auditors         Mgmt          For                            For
       and determine the Auditors  remuneration for
       the YE 2006

7.     Re-elect Mr. Arun Churdboonchart, Mr. Boonklee            Mgmt          For                            For
       Plangsiri and Mr. Somprasong Boonyachai as
       the Directors to increase Board size and approve
       the names and number of the Directors who have
       signing authority

8.     Approve the Directors  remuneration for 2006              Mgmt          For                            For

9.     Approve the issuance and offering of warrants             Mgmt          For                            For
       10,138,500 units to purchase the Company s
       ordinary shares to the Directors and the employees
       of the Company  ESOP Grant V

10.    Approve the allocation of 10,138,500 new ordinary         Mgmt          For                            For
       shares, at par value of THB 1.00 each in order
       to reserve for the exercise of warrants under
       the ESOP Grant V

11.    Approve the allocation of warrants to the Directors       Mgmt          For                            For
       and the employees who are eligible for the
       warrants exceedings 5% of the ESOP Grant V

12.    Approve the allotment of 615,800 additional               Mgmt          For                            For
       ordinary shares, at P/V of THB 1 each, reserved
       for exercising the right in pursuant with the
       ESOP WTS Grant 1,2,3 and 4 due to the entering
       into terms and conditions of prospectus

13.    Other matters  if any                                     Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 AEON CO.,LTD.                                                                               Agenda Number:  700900637
--------------------------------------------------------------------------------------------------------------------------
        Security:  J00288100
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  JP3388200002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.

1.     Amend the Articles of Incorporation                       Mgmt          For                            *

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

3.     Approve Issuance of Share Purchase Warrants               Mgmt          Against                        *
       to a Third Party or Third Parties on Favorable
       Conditions




--------------------------------------------------------------------------------------------------------------------------
 AEON MALL CO LTD, CHIBA                                                                     Agenda Number:  700959527
--------------------------------------------------------------------------------------------------------------------------
        Security:  J10005106
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  JP3131430005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Distribution of Net Income                        Mgmt          For                            *

2      Amend Articles to:  Allow Electronic Notification         Mgmt          Abstain                        *
       Methods, Expand Business Lines, Increase Authorized
       Capital, Allow Disclosure of Shareholder Meeting
       Materials on the Internet, Clarify Rights and
       Responsibilities of Outside Directors and Auditors,
       Limit Liabilities on Auditors In Normal Situations,
       Approve Minor Revisions Related to the New
       Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

3.14   Appoint a Director                                        Mgmt          For                            *

4      Approve Retirement Benefits to Directors                  Mgmt          Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 AIOI INSURANCE COMPANY,LIMITED                                                              Agenda Number:  700949083
--------------------------------------------------------------------------------------------------------------------------
        Security:  J00607101
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3486600004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 10

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 AKZO NOBEL NV (FORMERLY AKZO NV ARNHEM)                                                     Agenda Number:  700909205
--------------------------------------------------------------------------------------------------------------------------
        Security:  N01803100
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  NL0000009132
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296384 DUE TO CHANGE IN THE VOTING STATUS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 18 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Receive the report of the Management Board for            Non-Voting    No vote
       the FY 2005

3.A    Adopt the 2005 financial statements of Akzo               Mgmt          For                            For
       Nobel N.V.

3.B    Adopt the dividend proposal                               Mgmt          For                            For

4.A    Grant discharge from liability of the Members             Mgmt          For                            For
       of the Management Board for the performance
       of their duties in 2005

4.B    Grant discharge from liability of the Members             Mgmt          For                            For
       of the Supervisory Board for the performance
       of their duties in 2005

5.a    Appoint Mr. L.R. Hughes as a Member of the Supervisory    Mgmt          For                            For
       Board for a 4 year term

5.B    Appoint Mr. A. Burgmans as a Member of the Supervisory    Mgmt          For                            For
       Board for a 4 year term

5.C    Re-appoint Mr. K. Vuursteen as a Member of the            Mgmt          For                            For
       Supervisory Board for a 4 year term

5.D    Re-appoint Mr. A. Merieux as a Member of the              Mgmt          For                            For
       Supervisory Board for a 3 year term

6.     Approve the remuneration of the Supervisory               Mgmt          For                            For
       Board

7.     Amend the remuneration policy for the Management          Mgmt          For                            For
       Board

8.     Approve to determine of maximum number of shares          Mgmt          For                            For
       available for long-term Incentive Plans

9.A    Authorize the Management Board to issue shares            Mgmt          For                            For

9.B    Authorize the Management Board to restrict or             Mgmt          Against                        Against
       exclude the preemptive rights of shareholders

10.    Authorize the Management Board to acquire shares          Mgmt          For                            For
       in the Company on behalf of the Company

11.    Other business                                            Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ALCAN INC.                                                                                  Agenda Number:  932465277
--------------------------------------------------------------------------------------------------------------------------
        Security:  013716105
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  AL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       R. BERGER                                                 Mgmt          For                            For
       L.D. DESAUTELS                                            Mgmt          For                            For
       R.B. EVANS                                                Mgmt          For                            For
       L.Y. FORTIER                                              Mgmt          For                            For
       J.-P. JACAMON                                             Mgmt          For                            For
       Y. MANSION                                                Mgmt          For                            For
       G. MORGAN                                                 Mgmt          For                            For
       C. MORIN-POSTEL                                           Mgmt          For                            For
       H.O. RUDING                                               Mgmt          For                            For
       G. SAINT-PIERRE                                           Mgmt          For                            For
       G. SCHULMEYER                                             Mgmt          For                            For
       P.M. TELLIER                                              Mgmt          For                            For
       M.K. WONG                                                 Mgmt          For                            For

02     APPOINTMENT OF AUDITORS: PRICEWATERHOUSECOOPERS           Mgmt          For                            For
       LLP

03     SHAREHOLDER PROPOSAL.                                     Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 ALCOA INC.                                                                                  Agenda Number:  932445085
--------------------------------------------------------------------------------------------------------------------------
        Security:  013817101
    Meeting Type:  Annual
    Meeting Date:  21-Apr-2006
          Ticker:  AA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       KATHRYN S. FULLER                                         Mgmt          For                            For
       JUDITH M. GUERON                                          Mgmt          For                            For
       ERNESTO ZEDILLO                                           Mgmt          For                            For

02     PROPOSAL TO RATIFY THE INDEPENDENT AUDITOR                Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ALLIANZ AG, MUENCHEN                                                                        Agenda Number:  700906766
--------------------------------------------------------------------------------------------------------------------------
        Security:  D03080112
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  DE0008404005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the approved Annual Financial             Non-Voting    No vote
       Statements and the approved Consolidated Financial
       Statements as of and for the fiscal year ended
       31 DEC 2005, and of the Management Reports
       for Allianz AG and for the Group as well as
       the Report of the Supervisory Board for the
       fiscal year 2005

2.     Appropriation of Net Earnings                             Mgmt          For                            For

3.     Approval of the Actions of the Members of the             Mgmt          For                            For
       Board of Management

4.     Approval of the Actions of the Members of the             Mgmt          For                            For
       Supervisory Board

5.     Approval of Control and Profit Transfer Agreement         Mgmt          For                            For
       between Allinaz AG and Allianz Alternative
       Assets Holding GmbH




--------------------------------------------------------------------------------------------------------------------------
 ALLIANZ AKTIENGESELLSCHAFT                                                                  Agenda Number:  932429017
--------------------------------------------------------------------------------------------------------------------------
        Security:  018805101
    Meeting Type:  Special
    Meeting Date:  08-Feb-2006
          Ticker:  AZ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE MERGER PLAN DATED DECEMBER 16,            Mgmt          For                            For
       2005 BETWEEN ALLIANZ AKTIENGESELLSCHAFT AND
       RIUNIONE ADRIATICA DI SICURTA SOCIETA PER AZIONI,
       MILAN, ITALY.

02     CAPITAL INCREASE TO IMPLEMENT THE MERGER                  Mgmt          For                            For

03     CREATION OF AUTHORIZED CAPITAL 2006/I, CANCELLATION       Mgmt          For                            For
       OF AUTHORIZED CAPITAL 2004/I AND CORRESPONDING
       AMENDMENT TO THE ARTICLES OF ASSOCIATION

04     CREATION OF AUTHORIZED CAPITAL 2006/II FOR THE            Mgmt          For                            For
       ISSUANCE OF SHARES TO EMPLOYEES, CANCELLATION
       OF AUTHORIZED CAPITAL 2004/II AND CORRESPONDING
       AMENDMENT TO THE ARTICLES OF ASSOCIATION

05     APPROVAL OF NEW AUTHORIZATION TO ISSUE BONDS              Mgmt          For                            For
       CARRYING CONVERSION AND/OR OPTION RIGHTS, CREATION
       OF CONDITIONAL CAPITAL 2006, CANCELLATION OF
       THE EXISTING AUTHORIZATION TO ISSUE BONDS CARRYING
       CONVERSION AND OPTION RIGHTS, FOR THE AMOUNT
       NOT UTILIZED, CORRESPONDING REDUCTION OF THE
       CONDITIONAL CAPITAL 2004 AND AMENDMENT TO THE
       ARTICLES OF ASSOCIATION

06     AUTHORIZATION TO ACQUIRE TREASURY SHARES FOR              Mgmt          For                            For
       TRADING PURPOSES

07     AUTHORIZATION TO ACQUIRE AND UTILIZE TREASURY             Mgmt          For                            For
       SHARES FOR OTHER PURPOSES




--------------------------------------------------------------------------------------------------------------------------
 ALLIED CAPITAL CORPORATION                                                                  Agenda Number:  932485522
--------------------------------------------------------------------------------------------------------------------------
        Security:  01903Q108
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  ALD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ANN TORRE BATES                                           Mgmt          For                            For
       EDWIN L. HARPER                                           Mgmt          For                            For
       JOHN I. LEAHY                                             Mgmt          For                            For
       ALEX J. POLLOCK                                           Mgmt          For                            For
       GUY T. STEUART II                                         Mgmt          For                            For

02     THE RATIFICATION OF THE SELECTION OF KPMG LLP             Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR ALLIED CAPITAL CORPORATION FOR THE
       YEAR ENDING DECEMBER 31, 2006.

03     TO APPROVE THE ISSUANCE OF UP TO 2,500,000 SHARES         Mgmt          Against                        Against
       OF COMMON STOCK IN EXCHANGE FOR THE CANCELLATION
       OF VESTED IN-THE-MONEY OPTIONS GRANTED TO CERTAIN
       OFFICERS AND DIRECTORS IN CONNECTION WITH A
       STOCK OWNERSHIP INITIATIVE.




--------------------------------------------------------------------------------------------------------------------------
 ALTADIS SA                                                                                  Agenda Number:  700964340
--------------------------------------------------------------------------------------------------------------------------
        Security:  E0432C106
    Meeting Type:  AGM
    Meeting Date:  06-Jun-2006
          Ticker:
            ISIN:  ES0177040013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       07 JUN 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            For
       profit and loss account and notes to the accounts
       and the Management reports of Altradis S.A.
       and its consolidated Group, activities and
       performance of the Board of Directors, application
       of profits and dividend distribution, all foregoing
       with reference to the year 2005

2.     Ratify and appoint the Directors                          Mgmt          For                            For

3.     Approve the appointment or re-appointment of              Mgmt          For                            For
       the Auditors of Altadis, S.A., and its consolidated
       Group, for the FY 2006

4.     Amend the Article 44 of the Articles of Association,      Mgmt          For                            For
       in order to redefine the duties of the Audit
       and Control Committees

5.     Amend Articles 20 and 21 of the Articles of               Mgmt          For                            For
       Association about general meetings and contents
       of the notices respectively, in order to bring
       them into line with the modification introduced
       by the Spanish Act 19-2005 of 14 November,
       aboutEuropean Public Limited Companies with
       a domicile in Spain

6.     Approve the capital reduction through amortalization      Mgmt          For                            For
       and amend the Articles of Association regarding
       the corporate capital

7.     Approve the capital reduction in order to increase        Mgmt          For                            For
       voluntary reserves, by decreasing the nominal
       value of the shares, and adoption of any additional
       resolutions that may be necessary, particularly
       in order to authorize the restatement of the
       Articles of Association and the approval of
       the balances

8.     Authorize the Board to increase, all at once              Mgmt          Abstain                        Against
       or in stages, the Corporate capital, with authority
       to exclude the preferential subscription right,
       under the terms provided by Section 153.1.B
       of the Spanish Limited Companies Act, Ley De
       Sociedades Anonimas

9.     Authorize the Board of Directors to issue debentures      Mgmt          Abstain                        Against
       or bonds convertible into shares of the Company,
       and warrants on existing or new shares of the
       Company, for a maximum amount of EUR 1,000
       Million and with authority to exclude the preferential
       subscription right for shareholders and bondholders

10.    Authorize the Directors to carry out the derivative       Mgmt          For                            For
       acquisition of own shares, either by the Company
       or via Group Companies, under the limits and
       requirements provided by the Law, within an
       18 month period, with authority to proceed
       to the transfer or sale of the bought back
       shares, and, or, to apply them to the remuneration
       plans authorized by Section 75 of the Spanish
       Limited Companies Act

11.    Authorize the Board of Directors to issue bonds,          Mgmt          Abstain                        Against
       promissory notes and other fixed income securities,
       as well as preferred securities, with in a
       5 year period, for a maximum amount of EUR
       1,200 million and for a maximum of EUR 1,500
       Million in the case of promissory note issues

12.    Approve the delegation of powers to execute               Mgmt          For                            For
       and deliver, construe, rectify, and proceed
       to the public recording of the resolutions
       adopted by the general meeting of shareholders




--------------------------------------------------------------------------------------------------------------------------
 ALTRIA GROUP, INC.                                                                          Agenda Number:  932456228
--------------------------------------------------------------------------------------------------------------------------
        Security:  02209S103
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  MO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ELIZABETH E. BAILEY                                       Mgmt          For                            For
       HAROLD BROWN                                              Mgmt          For                            For
       MATHIS CABIALLAVETTA                                      Mgmt          For                            For
       LOUIS C. CAMILLERI                                        Mgmt          For                            For
       J. DUDLEY FISHBURN                                        Mgmt          For                            For
       ROBERT E. R. HUNTLEY                                      Mgmt          For                            For
       THOMAS W. JONES                                           Mgmt          For                            For
       GEORGE MUNOZ                                              Mgmt          For                            For
       LUCIO A. NOTO                                             Mgmt          For                            For
       JOHN S. REED                                              Mgmt          For                            For
       STEPHEN M. WOLF                                           Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF INDEPENDENT              Mgmt          For                            For
       AUDITORS

03     STOCKHOLDER PROPOSAL 1 - REQUESTING INDEPENDENT           Shr           Against                        For
       BOARD CHAIRMAN

04     STOCKHOLDER PROPOSAL 2 - REQUESTING COMMITMENT            Shr           Against                        For
       TO GLOBAL HUMAN RIGHTS STANDARDS

05     STOCKHOLDER PROPOSAL 3 - SEEKING TO ADDRESS               Shr           Against                        For
       HEALTH HAZARDS FOR AFRICAN AMERICANS ASSOCIATED
       WITH SMOKING MENTHOL CIGARETTES

06     STOCKHOLDER PROPOSAL 4 - SEEKING TO EXTEND NEW            Shr           Against                        For
       YORK FIRE-SAFE PRODUCTS GLOBALLY

07     STOCKHOLDER PROPOSAL 5 - REQUESTING ADOPTION              Shr           Against                        For
       OF ANIMAL WELFARE POLICY

08     STOCKHOLDER PROPOSAL 6 - REQUESTING SUPPORT               Shr           Against                        For
       FOR LAWS AT ALL LEVELS COMBATING USE OF TOBACCO

09     STOCKHOLDER PROPOSAL 7 - SEEKING TO FACILITATE            Shr           Against                        For
       MEDICAL EFFORTS TO DISSUADE SECONDHAND SMOKE




--------------------------------------------------------------------------------------------------------------------------
 AMERICAN INTERNATIONAL GROUP, INC.                                                          Agenda Number:  932375000
--------------------------------------------------------------------------------------------------------------------------
        Security:  026874107
    Meeting Type:  Annual
    Meeting Date:  11-Aug-2005
          Ticker:  AIG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M. AIDINOFF                                               Mgmt          For                            For
       P. CHIA                                                   Mgmt          For                            For
       M. COHEN                                                  Mgmt          For                            For
       W. COHEN                                                  Mgmt          For                            For
       M. FELDSTEIN                                              Mgmt          For                            For
       E. FUTTER                                                 Mgmt          For                            For
       S. HAMMERMAN                                              Mgmt          For                            For
       C. HILLS                                                  Mgmt          For                            For
       R. HOLBROOKE                                              Mgmt          For                            For
       D. KANAK                                                  Mgmt          For                            For
       G. MILES, JR.                                             Mgmt          For                            For
       M. OFFIT                                                  Mgmt          For                            For
       M. SULLIVAN                                               Mgmt          For                            For
       E. TSE                                                    Mgmt          For                            For
       F. ZARB                                                   Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT ACCOUNTANTS                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ANALOG DEVICES, INC.                                                                        Agenda Number:  932438713
--------------------------------------------------------------------------------------------------------------------------
        Security:  032654105
    Meeting Type:  Annual
    Meeting Date:  14-Mar-2006
          Ticker:  ADI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES A. CHAMPY                                           Mgmt          For                            For
       KENTON J. SICCHITANO                                      Mgmt          For                            For
       LESTER C. THUROW                                          Mgmt          For                            For

02     TO APPROVE THE COMPANY S 2006 STOCK INCENTIVE             Mgmt          For                            For
       PLAN.

03     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP              Mgmt          For                            For
       AS THE COMPANY S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
       OCTOBER 28, 2006.

04     SHAREHOLDER PROPOSAL TO INITIATE THE APPROPRIATE          Shr           Against                        For
       PROCESS TO AMEND THE COMPANY S GOVERNANCE DOCUMENTS
       (CERTIFICATE OF INCORPORATION OR BYLAWS) TO
       PROVIDE THAT DIRECTOR NOMINEES SHALL BE ELECTED
       BY THE AFFIRMATIVE VOTE OF THE MAJORITY OF
       VOTES CAST AT AN ANNUAL MEETING OF SHAREHOLDERS.




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LIMITED                                                                   Agenda Number:  932485243
--------------------------------------------------------------------------------------------------------------------------
        Security:  035128206
    Meeting Type:  Annual
    Meeting Date:  05-May-2006
          Ticker:  AU
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     ORDINARY RESOLUTION NO. 1 ADOPTION OF FINANCIAL           Mgmt          For
       STATEMENTS

O2     DIRECTOR
       MR FB ARISMAN*                                            Mgmt          For
       MRS E LE R BRADLEY*                                       Mgmt          For
       MR RP EDEY*                                               Mgmt          For
       MR RM GODSELL*                                            Mgmt          For
       DR TJ MOTLATSI*                                           Mgmt          For
       MR RE BANNERMAN**                                         Mgmt          For
       MR R CARVALHO SILVA**                                     Mgmt          For
       MR R MEDORI**                                             Mgmt          For
       MR NF NICOLAU**                                           Mgmt          For
       MR S VENKATAKRISHNAN**                                    Mgmt          For

O12    ORDINARY RESOLUTION NO. 12 PLACEMENT OF UNISSUED          Mgmt          For
       SHARES UNDER THE CONTROL OF THE DIRECTORS

O13    ORDINARY RESOLUTION NO. 13 AUTHORITY TO ISSUE             Mgmt          Against
       SHARES FOR CASH

S14    ORDINARY RESOLUTION NO. 14 APPROVAL OF REMUNERATION       Mgmt          For
       OF THE COMPANY S PRESIDENT AS NON-EXECUTIVE
       DIRECTOR

S15    SPECIAL RESOLUTION NO. 1 AUTHORITY TO ACQUIRE             Mgmt          For
       THE COMPANY S OWN SHARES




--------------------------------------------------------------------------------------------------------------------------
 ANGLOGOLD ASHANTI LTD                                                                       Agenda Number:  700912238
--------------------------------------------------------------------------------------------------------------------------
        Security:  S04255154
    Meeting Type:  EGM
    Meeting Date:  10-Apr-2006
          Ticker:
            ISIN:  AU000000AGG7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the issuance of shares without preemptive         Mgmt          For                            For
       rights up to a maximum of USD 500 million

2.     Authorize the Directors to issue shares for               Mgmt          For                            For
       cash subject to the specific authority being
       granted

       PLEASE NOTE THAT THIS IS SGM, THANK YOU.                  Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ARISTOCRAT LEISURE LIMITED                                                                  Agenda Number:  700916197
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q0521T108
    Meeting Type:  AGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  AU000000ALL7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial report of the consolidated          Mgmt          For                            For
       entity in respect of the YE 31 DEC 2005 and
       the Directors  and the Auditor s reports thereon
       by the Members of the Company

2.     Re-elect Mr. W. M. Baker as a Director of the             Mgmt          For                            For
       Company, who retires in accordance with the
       Article 12.3 of the Constitution of the Company

3.     Re-elect Ms. S. A. M. Pitkin as a Director of             Mgmt          For                            For
       the Company, who retires in accordance with
       the Artilce 12.11 of the Constitution of the
       Company

4.     Re-elect Mr. R.A. Davis as a Director of the              Mgmt          For                            For
       Company, who retires in accordance with the
       Artilce 12.11of the Constitution of the Company

5.     Approve, for all purposes of ASX Listing Rule             Mgmt          For                            For
       10.14, to grant 198,003 performance share rights
       pursuant to the Company s Long Term Performance
       Share Plan as specified to Mr. P.N. Oneile
       the Managing Director and the Chief Executive
       Officer

6.     Adopt the remuneration report for the Company             Mgmt          For                            For
       included in the Directors  report  for the
       YE 31 DEC 2005

S.7    Amend the Company s Constitution by adding new            Mgmt          For                            For
       Clause 18.14B and 18.14C as specified, with
       effect from close of the 2006 AGM




--------------------------------------------------------------------------------------------------------------------------
 ASAHI DIAMOND INDUSTRIAL CO LTD                                                             Agenda Number:  701012508
--------------------------------------------------------------------------------------------------------------------------
        Security:  J02268100
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3114400009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          No Action                      *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          No Action                      *
       Meeting Materials on the   Internet, Approve
       Minor Revisions Related to the New Commercial
       Code, Reduce  Board Size




--------------------------------------------------------------------------------------------------------------------------
 ASM LITHOGRAPHY HOLDING                                                                     Agenda Number:  932443776
--------------------------------------------------------------------------------------------------------------------------
        Security:  N07059111
    Meeting Type:  Annual
    Meeting Date:  23-Mar-2006
          Ticker:  ASML
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

03     DISCUSSION OF ANNUAL REPORT 2005 AND ADOPTION             Mgmt          For                            For
       OF THE FINANCIAL STATEMENTS ( FY ) 2005, AS
       PREPARED IN ACCORDANCE WITH DUTCH LAW

04     DISCHARGE OF THE MEMBERS OF THE BOARD OF MANAGEMENT       Mgmt          For                            For
       ( BOM ) FROM LIABILITY FOR THE FY 2005.

05     DISCHARGE OF THE MEMBERS OF THE SUPERVISORY               Mgmt          For                            For
       BOARD FROM LIABILITY FOR THE FY 2005.

07     TO AMEND THE ARTICLES OF ASSOCIATION OF THE               Mgmt          For                            For
       COMPANY.

08     ADOPTION OF THE REVISED REMUNERATION POLICY               Mgmt          For                            For
       FOR THE BOM.

9A     APPROVAL OF THE PERFORMANCE STOCK ARRANGEMENT             Mgmt          For                            For
       FOR THE BOM, AS MORE FULLY DESCRIBED IN THE
       AGENDA.

9B     APPROVAL OF THE PERFORMANCE STOCK OPTION ARRANGEMENT      Mgmt          For                            For
       FOR THE BOM, AS MORE FULLY DESCRIBED IN THE
       AGENDA.

9C     APPROVAL OF THE STOCK OPTION ARRANGEMENTS FOR             Mgmt          For                            For
       THE ASML EMPLOYEES, AS MORE FULLY DESCRIBED
       IN THE AGENDA.

9D     AUTHORIZATION OF THE BOARD OF MANAGEMENT TO               Mgmt          For                            For
       ISSUE 22,000 SIGN-ON STOCK AND 22,000 SIGN-ON
       STOCK OPTIONS TO MR. K.P. FUCHS.

11     TO RE-APPOINT MR. DEKKER AS MEMBER OF THE SUPERVISORY     Mgmt          For                            For
       BOARD.

13A    TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          For                            For
       TO ISSUE SHARES OR RIGHTS TO SUBSCRIBE FOR
       A LIMIT OF 10% OF THE SHARE CAPITAL.

13B    TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          Against                        Against
       TO RESTRICT OR EXCLUDE THE PRE-EMPTION RIGHT
       ACCRUING TO SHAREHOLDERS.

13C    TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          Against                        Against
       TO ISSUE SHARES OR RIGHTS TO SUBSCRIBE FOR
       AN ADDITIONAL 10% OF THE CAPITAL.

13D    TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          Against                        Against
       FROM MARCH 23, 2006, TO RESTRICT THE PRE-EMPTION
       RIGHT ACCRUING TO SHAREHOLDERS

14     TO AUTHORIZE THE BOM FOR A PERIOD OF 18 MONTHS            Mgmt          For                            For
       TO ACQUIRE OWN SHARES.




--------------------------------------------------------------------------------------------------------------------------
 ASML HLDG N V                                                                               Agenda Number:  700890747
--------------------------------------------------------------------------------------------------------------------------
        Security:  N07059160
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2006
          Ticker:
            ISIN:  NL0000334365
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 291783 DUE TO CHANGE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 16 MAR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Opening                                                   Non-Voting    No vote

2.     Overview of the Company s business and the financial      Non-Voting    No vote
       situation

3.     Receive the annual report 2005 and adopt the              Mgmt          For                            For
       financial statements for the FY 2005, as prepared
       in accordance with Dutch Law

4.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Management from liability for their responsibilities
       in the FY 2005

5.     Grant discharge the Members of the Supervisory            Mgmt          For                            For
       Board from liability of their responsibilities
       in the FY 2005

6.     Approve the clarification of the reserves and             Mgmt          For                            For
       Dividend Policy

7.     Amend the Articles of Association of the Company;         Mgmt          For                            For
       in relation to the cancellation of the priority
       shares and in relation to a possible amendment
       of applicable law to extend the term for the
       record date

8.     Adopt the Revised Remuneration Policy for the             Mgmt          For                            For
       Board of Management

9.A    Approve the performance stock arrangement for             Mgmt          For                            For
       the Management Board and authorize the Management
       Board to issue the performance stock pursuant
       to this performance stock arrangement, subject
       to the approval of the Supervisory Board

9.B    Approve the performance stock option arrangement          Mgmt          For                            For
       for the Management Board and authorize the
       Management Board to issue the stock options
       pursuant to this performance stock option arrangement,
       subject to the approval of the Supervisory
       Board

9.C    Approve the number of stock options available             Mgmt          For                            For
       for ASML employee stock options arrangements
       and authorize the Management Board to issue
       stock options pursuant to these stock option
       arrangement for the ASML employees, subject
       to the approval of the Supervisory Board

9.D    Authorize the Management Board to issue 22,000            Mgmt          For                            For
       sign on stock and 22,000 sign on stock options
       to Mr. K.P. Fuchs

10.    Approve: the composition of the Board of Management;      Mgmt          For                            For
       the notification of the intention of the Supervisory
       Board to appoint Mr. K.P. Fuchs as Member of
       the Board of Management effective from 23 MAR
       2006 -final version 2002062

11.    Approve the composition of the Supervisory Board,         Mgmt          For                            For
       and re-appoint Mr. J.A. Dekker to the Supervisory
       Board, effective 23 MAR 2006 as nominated by
       the Supervisory Board

12.    Approve the composition of the Supervisory Board          Mgmt          For                            For
       in 2007 and the notification that Mr. H. Bodt
       will retire by rotation in 2007

13.A   Authorize the Management Board to issue shares            Mgmt          For                            For
       or rights to subscribe for shares in the capital
       of the Company, subject to the approval of
       the Supervisory Board, limited to 10% of the
       issued capital at the time of the authorization;
       Authority expires at the end of 18 months

13.B   Authorize the Management Board to restrict or             Mgmt          Against                        Against
       exclude the pre-emption rights-accruing to
       shareholders in connection with the issue of
       shares or rights to subscribe for share as
       described;  Authority expires at the end of
       18 months

13.C   Authorize the Management Board to subscribe               Mgmt          Against                        Against
       for shares in the capital of the Company, subject
       to the approval of the Supervisory Board, for
       an additional 10% of the issued capital at
       the time of the authorization, which 10% can
       only be issued in connection with or on the
       occasion of mergers and/or acquisitions;  Authority
       expires at the end of 18 months

13.D   Authorize the Management Board to restrict or             Mgmt          Against                        Against
       exclude the pre-emption rights accruing to
       shareholders in connection with the issue of
       shares or rights to subscribe for shares as
       specified, subject to approval from the Supervisory
       Board;  Authority expires at the end of 18
       months

14.    Authorize the Board of Management for a period            Mgmt          For                            For
       of 18 months from 23 MAR 2006, to acquire such
       a number of shares in the Company s capital
       as permitted within the limits of the law and
       the Articles of Association of the Company,
       for valuable consideration, on Euronext Amsterdam
       N.V. or the Nasdaq National Market or otherwise,
       at a price between, on the one hand, an amount
       equal to the nominal value of the shares and,
       on the other hand, an amount equal to 110%
       of the market price of these shares on Euronext
       Amsterdam N.V. or the Nasdaq National Market;
       the market price being the average of the highest
       price on each of the five days of trading prior
       to the date of acquisition, as specified in
       the official price list of Euronext Amsterdam
       N.V. or as reported on the Nasdaq National
       market

15.    Any other business                                        Other         For                            *

16.    Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 ASTELLAS PHARMA INC.                                                                        Agenda Number:  700947077
--------------------------------------------------------------------------------------------------------------------------
        Security:  J03393105
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3942400007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No Action                      *
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          No Action                      *
       - Ordinary Dividend JPY 40,  Directors  bonuses
       JPY 83,600,000(excluding Outside Directors),
       Corporate Auditors  bonuses JPY 10,320,000(excluding
       Outside Auditors)

2.     Amend the Articles of Incorporation: Approve              Mgmt          No Action                      *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications

3.1    Elect a Director                                          Mgmt          No Action                      *

3.2    Elect a Director                                          Mgmt          No Action                      *

3.3    Elect a Director                                          Mgmt          No Action                      *

4.     Appoint a Corporate Auditor                               Mgmt          No Action                      *

5.     Determine Remuneration, etc., for Stock Option            Mgmt          No Action                      *
       Scheme as Stock - Linked Compensation Plan
       for Directors of the Board




--------------------------------------------------------------------------------------------------------------------------
 ASTRAZENECA PLC                                                                             Agenda Number:  700904407
--------------------------------------------------------------------------------------------------------------------------
        Security:  G0593M107
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GB0009895292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s accounts and the reports            Mgmt          For                            For
       of the Directors and the Auditor for the YE
       31 DEC 2005

2.     Approve to confirm the 1st interim dividend               Mgmt          For                            For
       of USD 0.38  21.9 pence, SEK 2.99  per ordinary
       share and to confirm as the final dividend
       for 2005 the 2nd interim dividend of USD 0.92
       51.8 pence SEK 7.02  per ordinary share

3.     Re-appoint KPMG Audit Plc, London as the Auditor          Mgmt          For                            For

4.     Authorize the Directors to agree the remuneration         Mgmt          For                            For
       of the Auditor

5.A    Re-elect Mr. Louis Schweitzer as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.B    Re-elect Mr. Hakan Mogren KBE as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.C    Re-elect Mr. David R. Brennan as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.D    Re-elect Mr. Jonathon Symonds as a Director,              Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.E    Re-elect Mr. John Patterson FRCP as a Director,           Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.F    Re-elect Sir. Peter Bonfield CBE, FREng as a              Mgmt          For                            For
       Director, in accordance with the Article 65
       of the Company s Articles of Association

5.G    Re-elect Mr. John Buchanan as a Director, in              Mgmt          For                            For
       accordance with the Article 65 of the Company
       s Articles of Association

5.H    Re-elect Ms. Jane Henney as a Director, in accordance     Mgmt          For                            For
       with the Article 65 of the Company s Articles
       of Association

5.I    Re-elect Ms. Michele Hooper as a Director, in             Mgmt          For                            For
       accordance with the Article 65 of the Company
       s Articles of Association

5.J    Re-elect Mr. Joe Jimenez as a Director, in accordance     Mgmt          For                            For
       with the Article 65 of the Company s Articles
       of Association

5.K    Re-elect Ms. Erna Moller as a Director, in accordance     Mgmt          For                            For
       with the Article 65 of the Company s Articles
       of Association

5.L    Re-elect Mr. Marcus Wallenberg as a Director,             Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

5.M    Re-elect Dame Nancy Rothwell FRS as a Director,           Mgmt          For                            For
       in accordance with the Article 65 of the Company
       s Articles of Association

6.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005 as specified

7.     Authorize the Company and any Company which               Mgmt          For                            For
       is or becomes a Subsidiary of the Company during
       the period to which this resolution relates
       to, for the purposes of Part XA of the Companies
       Act 1985, to make donations to EU Political
       Organizations or incur EU Political Expenditure
       during the period ending on the date the of
       the Company s AGM in 2006 provided that any
       such donations and expenditure made by the
       Company together with those made by any subsidiary
       Company while it is a subsidiary of the Company
       not exceeding in aggregate of USD 150,000 during
       that period

8.     Approve to renew the authority and power to               Mgmt          For                            For
       allot new shares conferred on the Directors
       by Article 7.1 of the Company s Articles of
       Association, up to an aggregate nominal amount
       of USD 131,364,668  Section 80 ;  Authority
       expires at the earlier of the conclusion of
       the AGM of the Company in 2007 or on 30 JUN
       2007

S.9    Approve to renew the power conferred on the               Mgmt          For                            For
       Directors by Article 7.2 of the Company s Articles
       of Association, up to an aggregate nominal
       amount of USD 19,704,700  Section 89 ;  Authority
       expires at the earlier of the conclusion of
       the AGM of the Company in 2007 or on 30 JUN
       2007

S.10   Authorize the Company, for the purposes of Section        Mgmt          For                            For
       166 of the Companies Act 1985, to make market
       purchases  Section 163 of that Act  of a maximum
       number of shares which may be purchased is
       10% of the Company s share capital of USD 0.25
       each in the capital of the Company, at a minimum
       price of USD 0.25 and up to 105% of the average
       of middle market values of the Company s ordinary
       shares as derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days;  Authority expires the earlier of the
       conclusion of the AGM of the Company in 2007
       or 30 JUN 2007 ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 AT&T INC.                                                                                   Agenda Number:  932448043
--------------------------------------------------------------------------------------------------------------------------
        Security:  00206R102
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  T
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM F. ALDINGER III                                   Mgmt          For                            For
       GILBERT F. AMELIO                                         Mgmt          For                            For
       AUGUST A. BUSCH III                                       Mgmt          For                            For
       MARTIN K. EBY, JR.                                        Mgmt          For                            For
       JAMES A. HENDERSON                                        Mgmt          For                            For
       CHARLES F. KNIGHT                                         Mgmt          For                            For
       JON C. MADONNA                                            Mgmt          For                            For
       LYNN M. MARTIN                                            Mgmt          For                            For
       JOHN B. MCCOY                                             Mgmt          For                            For
       MARY S. METZ                                              Mgmt          For                            For
       TONI REMBE                                                Mgmt          For                            For
       S. DONLEY RITCHEY                                         Mgmt          For                            For
       JOYCE M. ROCHE                                            Mgmt          For                            For
       RANDALL L. STEPHENSON                                     Mgmt          For                            For
       LAURA D'ANDREA TYSON                                      Mgmt          For                            For
       PATRICIA P. UPTON                                         Mgmt          For                            For
       EDWARD E. WHITACRE, JR.                                   Mgmt          For                            For

02     APPROVE APPOINTMENT OF INDEPENDENT AUDITORS               Mgmt          For                            For

03     APPROVE 2006 INCENTIVE PLAN                               Mgmt          For                            For

04     APPROVE AMENDMENT TO RESTATED CERTIFICATE OF              Mgmt          For                            For
       INCORPORATION

05     STOCKHOLDER PROPOSAL A                                    Shr           Against                        For

06     STOCKHOLDER PROPOSAL B                                    Shr           Against                        For

07     STOCKHOLDER PROPOSAL C                                    Shr           Against                        For

08     STOCKHOLDER PROPOSAL D                                    Shr           Against                        For

09     STOCKHOLDER PROPOSAL E                                    Shr           Against                        For

10     STOCKHOLDER PROPOSAL F                                    Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 AUTOSTRADE SPA, ROMA                                                                        Agenda Number:  700982689
--------------------------------------------------------------------------------------------------------------------------
        Security:  T0708B109
    Meeting Type:  OGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  IT0003506190
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       30 JUN 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU

       PLEASE NOTE THAT THIS IS AN MIX MEETING. THANK            Non-Voting    No vote
       YOU

E.1    Approve the merger draft Autostrade SPA into              Mgmt          For                            For
       Albertis Infraestructruas SA, following listing
       of Albertis Infraestructuras SA shares on the
       Italian  Market consequent and inherent resolutions

O.1    Appoint the Board of Directors                            Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 AVON PRODUCTS, INC.                                                                         Agenda Number:  932471802
--------------------------------------------------------------------------------------------------------------------------
        Security:  054303102
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  AVP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W. DON CORNWELL                                           Mgmt          For                            For
       EDWARD T. FOGARTY                                         Mgmt          For                            For
       STANLEY C. GAULT                                          Mgmt          For                            For
       FRED HASSAN                                               Mgmt          For                            For
       ANDREA JUNG                                               Mgmt          For                            For
       MARIA ELENA LAGOMASINO                                    Mgmt          For                            For
       ANN S. MOORE                                              Mgmt          For                            For
       PAUL S. PRESSLER                                          Mgmt          For                            For
       PAULA STERN                                               Mgmt          For                            For
       LAWRENCE A. WEINBACH                                      Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF INDEPENDENT            Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM

03     RESOLUTION REGARDING DIRECTOR ELECTION BY MAJORITY        Shr           Against                        For
       VOTE

04     RESOLUTION REGARDING REPORT ON BREAST CANCER              Shr           Against                        For
       FUNDRAISING AND GRANT DISTRIBUTION

05     RESOLUTION REGARDING BENCHMARKING OF INCENTIVE            Shr           Against                        For
       COMPENSATION GOALS AGAINST PEER GROUP PERFORMANCE

06     RESOLUTION REGARDING TOXICS POLICY REPORT                 Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 AXA, PARIS                                                                                  Agenda Number:  700905005
--------------------------------------------------------------------------------------------------------------------------
        Security:  F06106102
    Meeting Type:  MIX
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  FR0000120628
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on the Company s By-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.    The following applies to
       Non-Resident Shareowners:

O.1    Receive the reports of the Executive Committee,           Mgmt          For                            For
       the Supervisory Board and the Auditor s general
       report, and approve the Company s financial
       statements and the balance sheet for the YE
       31 DEC 2005

O.2    Receive the reports of the Executive Committee,           Mgmt          For                            For
       the Supervisory Board and the Statutory Auditors,
       and approve the consolidated financial statements
       for the said YE

O.3    Approve the recommendations of the Executive              Mgmt          For                            For
       Committee and the Supervisory Board and appropriate
       the income for the FY as follows: profit for
       the FY: EUR 1,136,542,567.00, retained earnings:
       EUR 2,029,100,681.00, available amount for
       allocation: EUR 3,165,643,248.00, allocation
       : to the dividend : EUR 1,647,012,404.00, retained
       earnings: EUR 1,518,630,844.00, the shareholders
       will receive a net dividend of EUR 0.88 per
       share for 1,871,605,004 shares, and will entitle
       to the 40% allowance provided by the French
       Tax Code, i.e. EUR 0.35 per share; this dividend
       will be paid on 12 MAY 2006; in the event that
       the Company holds some of its own shares on
       such date, the amount of the unpaid dividend
       on such shares shall be allocated to the retained
       earnings account

O.4    Acknowledge the special report of the Auditors            Mgmt          For                            For
       on agreements governed by Article L.225-86
       of the French Commercial Code, and approve
       said report and the agreements referred to
       therein

O.5    Appoint Mr. Norbert Dentressangle as a Member             Mgmt          For                            For
       of the Supervisory Board, for a 4-year period

O.6    Approve to renew the appointment of Cabinet               Mgmt          For                            For
       PricewaterhouseCoopers Audit as the Statutory
       Auditor for a 6-year period

O.7    Approve to renew the appointment of Mr. Patrick           Mgmt          For                            For
       Frotiee as the Deputy Auditor for a 6-year
       period

O.8    Authorize the Executive Committee, in substitution        Mgmt          For                            For
       to the authority given by Resolution 14 of
       the shareholders  meeting of 20 APR 2005, to
       buy back the Company s shares on the open market,
       subject to the conditions described below:
       maximum purchase price: EUR 45.00, maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 187,160,500;  Authority
       expires at the end of 18 months ; to take all
       necessary measures and accomplish all necessary
       formalities

E.9    Grant all powers to the Executive Committee,              Mgmt          For                            For
       in substitution to the authority given by Resolution
       27 of the shareholders  meeting of 20 APR 2005,
       to reduce the share capital, on one or more
       occasions and at its sole discretion, by canceling
       all or part of the shares held by the Company
       in connection with the Stock Repurchase Plan
       decided by Resolution O.8,  up to a maximum
       of 10% of the share capital over a 24 month
       period;  Authority expires at the end of 18
       months ; to take all necessary measures and
       accomplish all necessary formalities

E.10   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 BANCO BILBAO VIZCAYA ARGENTARIA SA, BILBAO                                                  Agenda Number:  700876367
--------------------------------------------------------------------------------------------------------------------------
        Security:  E11805103
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  ES0113211835
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       18 MAR 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

1.     Approve the annual accounts and the Management            Mgmt          For                            For
       report of Banco Bilbao Vizcaya Argentaria,
       S.A. and its consolidated Group, application
       of profits, distribution of a dividend, the
       Company Management all of the foregoing with
       reference to the YE 31 DEC 2005

2.1    Appoint Mr. D. Tomas Alfaro Drake as a Board              Mgmt          For                            For
       Member; approve, according to the provisions
       of Article 34, Paragraph 2, of the Articles
       of Association, to set the number of Members
       of the Board at the number of directors existing
       at that time; information to the general meeting
       about such decision

2.2    Re-elect Mr. D. Juan Carlos Alvarez Mezquiriz             Mgmt          For                            For
       as a Board Member; approve, according to the
       provisions of Article 34, Paragraph 2, of the
       Articles of Association, to set the number
       of Members of the Board at the number of directors
       existing at that time; information to the general
       meeting about such decision

2.3    Re-elect Mr. D. Carlos Loring Martinez De Irujo           Mgmt          For                            For
       as a Board Member; approve, according to the
       provisions of Article 34, Paragraph 2, of the
       Articles of Association, to set the number
       of Members of the Board at the number of directors
       existing at that time; information to the general
       meeting about such decision

2.4    Re-elect Mr. Dona Susana Rodriguez Vidarte as             Mgmt          For                            For
       a Board Member; approve, according to the provisions
       of Article 34, Paragraph 2, of the Articles
       of Association, to set the number of Members
       of the Board at the number of directors existing
       at that time; information to the general meeting
       about such decision

3.     Authorize the Board of Directors for the issuance         Mgmt          For                            For
       of fixed income securities of any kind and
       nature, even exchangeable, not convertible
       into shares, for a maximum amount of EUR 105
       billion, setting aside, for the amount not
       used, the authorization granted by the general
       meeting of shareholders of 28 FEB 2004, amount
       that was increased by resolution adopted on
       the general meeting of 26 FEB 2005; the authority
       affecting the amount already issued continues
       being effective

4.     Authorize the Board of Directors to carry out             Mgmt          For                            For
       the acquisition of own shares, either directly
       or via Group Companies, according to the provisions
       of Section 75 of the Spanish Limited Companies
       Consolidation Act, Texto Refundido Dela Ley
       De Sociedades Anonimas, fixing the limits and
       requirements of said acquisition, with express
       powers to reduce the share capital for the
       amortization of own shares; for the execution
       and delivery of the agreements adopted by the
       general meeting concerning the above, rendering
       void the resolution granted by the general
       meeting of shareholders held on 26 FEB 2005

5.     Re-appoint the Auditors for the year 2006                 Mgmt          For                            For

6.     Approve the long term Remuneration Program,               Mgmt          For                            For
       for both the bank and its subsidiaries, consisting
       of distribution of BBVA shares to the Members
       of the Executive Committee, including the Directors
       and the Executive Directors

7.     Amend the Article 53 of the Articles of Association,      Mgmt          For                            For
       about application of profits, in order to include
       the possibility to offer to the Directors,
       as payment for their services, shares, stock
       options or cash payments equivalent to the
       value of the shares

8.     Approve the deferred remuneration system for              Mgmt          For                            For
       Non-Executive Directors consisting of BBVA
       shares

9.     Authorize the powers to the Board, including              Mgmt          For                            For
       the authority to deputy the powers granted
       to it by the meeting, to execute and deliver,
       rectify and construe the resolutions adopted
       by the general meeting




--------------------------------------------------------------------------------------------------------------------------
 BANCO BRADESCO S A                                                                          Agenda Number:  700893882
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1808G117
    Meeting Type:  MIX
    Meeting Date:  27-Mar-2006
          Ticker:
            ISIN:  BRBBDCACNPR8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       293578 DUE TO DECREASE IN THE NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET.  ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED.  SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP.  THANK YOU

       PREFERRED SHAREHOLDERS CAN VOTE ONLY ON RESOLUTION        Non-Voting    No vote
       3. THANK YOU.

1.     Approve to take the accounts of the Directors             Non-Voting    No vote
       , to examine, discuss and vote upon the Board
       of Directors annual report, the financial statements,
       including the distribution of the net profits
       and Independent Auditors report relating to
       FYE 31 DEC 2005

2.     Elect the Members of the Board of Directors               Non-Voting    No vote

3.     Elect the Members of the Finance Committee                Mgmt          For                            For

4.     Approve to set the Directors  global, annual              Non-Voting    No vote
       remuneration in accordance with the terms of
       the Company By laws

E.1    Approve to cancel shares held in treasury, which          Non-Voting    No vote
       represent its own Corporate capital, without
       reducing Corporate capital and to transform
       the ethical conduct Committee, already in existence,
       into a body established by the Bylaws, coming
       into line with the best practices of Corporate
       Governance

E.2    Approve to consolidate the Corporate Bylaws               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BANCO ITAU HLDG FINANCEIRA   S A                                                            Agenda Number:  700931769
--------------------------------------------------------------------------------------------------------------------------
        Security:  P1391K111
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  BRITAUACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       PLEASE NOTE THAT PREFERRED SHAREHOLDERS CAN               Non-Voting    No vote
       VOTE ON RESOLUTION 4

1.     Acknowledge the Board of Directors report and             Non-Voting    No vote
       the opinions of the Finance Committee, the
       Independent Auditors and the Internal Controls
       Committee, and approve the balance sheets,
       accounts and the explanatory notes for the
       FYE 31 DEC 2005

2.     Approve the distribution of the FYs net profits           Non-Voting    No vote

3.     Elect the Members of the Board of Directors               Non-Voting    No vote

4.     Elect the Members of the Finance Committee and            Mgmt          For                            For
       respective substitute

5.     Approve to set the Directors, the Board of Directors,     Non-Voting    No vote
       the Consultative and International Consultative
       Councils and the Finance Committee remuneration




--------------------------------------------------------------------------------------------------------------------------
 BANCO SANTANDER CENTRAL HISPANO, SA, SANTANDER                                              Agenda Number:  700970204
--------------------------------------------------------------------------------------------------------------------------
        Security:  E19790109
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  ES0113900J37
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     To approve the Annual Accounts (balance sheet,            Mgmt          For                            For
       income statement, statements of changes in
       net assets and cash flows and notes) and the
       management of Banco Santander Central Hispano,
       S.A. and its consolidated Group for the fiscal
       year ended December 31, 2005

2.     To approve the distribution of profits obtained           Mgmt          For                            For
       by the Bank during Fiscal Year 2005, in the
       amount of 2,605,008,826.24 Euros, distributing
       them as follows: Euros 94,301.10 to increase
       the Voluntary Reserve; Euros 2,604,914,525.14
       for the payment of dividends, which have already
       been paid out prior to the date of the Ordinary
       General Shareholders  Meeting; Euros 2,605,008,826.24
       total

3.A    Appoint Mr. Jay S. Sidhu as Director; This appointment    Mgmt          For                            For
       is subject to the condition precedent that,
       not later than 30 September 2006, Banco Santander
       Central Hispano, S.A. acquires ownership of
       a significant equity interest of at least 19.8%
       of the capital of the entity Sovereign Bancorp,
       Inc. Fulfillment of the condition precedent
       will be verified by delivery to the National
       Securities Market Commission of an appropriate
       notice of material fact evidencing the acquisition
       of such equity interest

3.B    Re-elect Mr. Fernando de Asua Alvarez as a Director       Mgmt          For                            For

3.C    Re-elect Mr. Alfredo Saenz Abad as a Director             Mgmt          For                            For

3.D    Re-elect Ms. Ana Patricia Botin-Sanz de Sautuola          Mgmt          For                            For
       y O Shea as a Director

3.E    Re-elect Mr. Rodrigo Echenique Gordillo as a              Mgmt          For                            For
       Director

3.F    Re-elect Lord Burns as a Director                         Mgmt          For                            For

4.     To reappoint as Auditor the firm Deloitte, S.L.,          Mgmt          For                            For
       with a corporate domicile in Madrid, at Plaza
       Pablo Ruiz Picasso, 1, Torre Picasso, and Tax
       Identification Number B-79104469, in order
       to verify the annual accounts and management
       report of the Bank and of the consolidated
       Group for Fiscal Year 2006

5.     To rescind the unused portion of the authorization        Mgmt          For                            For
       granted by the shareholders acting at the Ordinary
       General Shareholders  Meeting of June 18, 2005
       for the derivative acquisition of shares of
       the Bank by the Bank and the Subsidiaries comprising
       the Group and to grant express authorization
       for the Bank and the Subsidiaries comprising
       the Group to acquire shares representing the
       capital stock of the Bank with any compensation
       permitted by Law, within the limits of the
       Law and subject to all legal requirements,
       up to a limit - including the shares they already
       hold - of 312,714,828 shares or, as appropriate,
       the number of shares equivalent to 5 percent
       of the capital stock existing at any given
       time.  Such shares shall be fully paid-in at
       a minimum price per share equal to the par
       value and a maximum of up to 3% over the listing
       price on the Electronic Market of the Spanish
       stock exchanges (including the block market)
       on the date of acquisition. This authorization
       may only be exercised within 18 months from
       the date of the Shareholders  Meeting. The
       authorization includes the acquisition of shares,
       if any, that must be conveyed directly to the
       employees and management of the Company, or
       that must be conveyed as a result of the exercise
       of the options they hold

6.A    The first paragraph of Article 16 of the By-Laws          Mgmt          For                            For
       is amended, with the other paragraphs of such
       provision remaining unchanged.  The new text
       of such first paragraph of Article 16 is as
       follows:  Article 16.- The right to attend
       General Shareholders  Meetings may be delegated
       to any individual or legal person.

6.B    Article 20 of the By-Laws is amended to read              Mgmt          For                            For
       as follows:  Article 20.- Notice of all types
       of Meetings shall be given by means of a public
       announcement in the  Official Bulletin of the
       Commercial Registry  and in one of the local
       newspapers having the largest circulation in
       the province where the registered office is
       located, at least one month prior to the date
       set for the Meeting.

6.C    The first and second paragraphs of Article 30             Mgmt          For                            For
       of the By-Laws are amended, with the last paragraph
       of such provision remaining unchanged.  The
       new text of such first and second paragraphs
       is as follows:  Article 30.- The Board of Directors
       shall be composed of a minimum of fourteen
       Directors and a maximum of twenty-two, to be
       appointed by the shareholders at the General
       Shareholders  Meeting. One-fifth of the positions
       on the Board shall be renewed annually, for
       which purpose the length of service on such
       positions, on the basis of the date and order
       of the respective appointment, shall be observed.
       In other words, a Director shall be in office
       for five years. Directors who cease to hold
       office may be re-elected.

6.D    The first paragraph of Article 38 of the By-Laws          Mgmt          For                            For
       is amended, with the other paragraphs of such
       provision remaining unchanged. The new text
       of such first paragraph is as follows:  Article
       38.-  The Board of Directors and the Executive
       Committee of the Bank shall receive, in consideration
       for the performance of their duties and as
       a joint share in the income for each fiscal
       year, an amount equal to one percent thereof,
       provided, however, that the Board may resolve
       that such percentage be reduced in those years
       in which it so deems it justified. In addition,
       the Board of Directors shall distribute the
       resulting payment among the recipients in such
       manner and amount as may be resolved annually
       with respect to each of them.

7.A    Article 5 of the Bank s Regulations for the               Mgmt          For                            For
       General Shareholders  Meeting is amended through
       the insertion of a new third paragraph, such
       that the new text of the provision reads as
       follows:  Article 5. Announcement of the Call
       to Meeting The General Shareholders  Meeting
       must be called by the Board of Directors of
       the Company by means of an announcement published
       in accordance with the provisions of the By-Laws.
       No later than the date of publication or, in
       any case, the next business day, the Company
       shall send the announcement of the call to
       meeting to the National Securities Market Commission.
       The text of the announcement shall also be
       accessible on the Bank s website. The announcement
       of the call to meeting shall state the date
       of the meeting on first call as well as all
       the matters to be addressed. Furthermore, the
       announcement shall state the date on which
       the General Shareholders  Meeting shall be
       held on second call, if such call occurs. There
       shall be a period of at least twenty-four hours
       between the first and second call. Shareholders
       representing at least five (5%) percent of
       the share capital may request the publication
       of a supplement to the call to Meeting including
       one or more items in the agenda. This right
       must be exercised by means of verifiable notice
       that must be received at the registered office
       within five (5) days of the publication of
       the call to Meeting. The supplement to the
       call shall be published at least fifteen (15)
       days in advance of the date set for the Meeting.
       Not later than the day of publication or, in
       any case, the next business day, the Company
       shall send the supplement to the call to Meeting
       to the National Securities Market Commission.
       Such supplement shall also be accessible on
       the Bank s website.

7.B    Article 6 of the Bank s Regulations for the               Mgmt          For                            For
       General Shareholders  Meeting is amended through
       the insertion of a second paragraph in Section
       1 thereof, such that the new text of the provision
       reads as follows:  Article 6. Information Available
       as of the Date of the Call to Meeting 1. In
       addition to what is required by provisions
       of Law or the By-Laws, beginning on the date
       of the publication of the call to the General
       Shareholders  Meeting, the Company shall publish
       on its website the text of all resolutions
       proposed by the Board of Directors with respect
       to the agenda items, unless the proposals are
       not required by Law or the By-Laws to be made
       available to the shareholders as of the date
       of the call to Meeting and the Board of Directors
       deems that there are justified grounds for
       not doing so. Furthermore, when there is a
       supplement to the call to meeting, the Company
       shall, starting on the date of publication
       thereof, also publish on its website the text
       of the proposals to which such supplement refers
       and which have been provided to the Company.
       2. Without prejudice to the provisions of other
       paragraphs of these Regulations and the requirements
       of any legal provisions, beginning on the date
       of the announcement of the call to Meeting,
       such information as is deemed appropriate to
       facilitate the attendance of the shareholders
       at the General Shareholders  Meeting and their
       participation therein shall also be contained
       in the Company s website, including: (i) A
       form of attendance card and, if appropriate,
       all other documents that must be used to grant
       proxies, with an indication of the procedure
       to obtain the pertinent originals. (ii) Information
       on where the Meeting will be held, describing,
       if appropriate, how to gain access to the room.
       (iii) Description of the mechanisms that may
       be used for granting proxies and distance voting;
       (iv) Information, if appropriate, on systems
       or procedures to facilitate listening in on
       the meeting, such as means for simultaneous
       interpretation, broadcast using audiovisual
       media, information in other languages, etc.

7.C    The first paragraph of Article 8 of the Bank              Mgmt          For                            For
       s Regulations for the General Shareholders
       Meeting is amended, with the other paragraphs
       remaining unchanged, such that the new text
       of such Article 8 reads as follows:  Article
       8. Proxies Without prejudice to the provisions
       of the By-Laws, the right to attend the General
       Shareholders  Meeting may be delegated to any
       individual or legal person. Individual shareholders
       not enjoying full rights under civil law, and
       legal entities holding shares, may be represented
       by legal representatives who have been duly
       verified.  In such cases, as well as in the
       event a shareholder delegates his right to
       attend, no shareholder may have more than one
       representative at the Shareholders  Meeting.
       Proxy representation conferred upon one who
       is legally ineligible to hold such proxy shall
       be null and void.  A proxy is always revocable.
       Attendance at the Shareholders  Meeting, whether
       physically or by casting a distance vote, shall
       be equivalent to the revocation of such proxy,
       regardless of the date thereof. A proxy shall
       also be rendered void by any transfer of shares
       of which the Company becomes aware. In cases
       where the directors of the Company make a public
       solicitation for proxies, the rules contained
       in the Companies Law, the Securities Market
       Law and rules and regulations further elaborating
       upon the provisions thereof shall apply. In
       particular, the document evidencing the proxy
       must contain or attach the agenda, as well
       as the solicitation of instructions for the
       exercise of voting rights and the way in which
       the proxy-holder will vote in the event that
       specific instructions are not given, subject
       in all cases to the provisions of Law. The
       delegation may also include those matters that
       the law allows to be dealt with at the General
       Shareholders  Meeting even when not provided
       for in the agenda. If the delegation does not
       include them, it shall be understood that the
       shareholder represented instructs his representative
       to abstain from voting on those items. Without
       prejudice to the provisions of Article 108
       of the Companies Law, proxies shall be conferred
       pursuant to the provisions of Article 106.2
       thereof. When a proxy is granted by remote
       means of communication, it shall only be deemed
       valid if the grant is made: a) by hand-delivery
       or postal correspondence, sending the Company
       the duly signed attendance card and proxy,
       or by other written means that, in the judgment
       of the Board of Directors recorded in a resolution
       adopted for such purpose, allows for due confirmation
       of the identity of the shareholder granting
       the proxy and of the representative being appointed,
       or b) by electronic correspondence or communication
       with the Company, including an electronic copy
       of the attendance card and the proxy; such
       electronic copy shall specify the representation
       being granted and the identity of the party
       represented, and shall include the digital
       signature or other form of identification of
       the shareholder being represented, in accordance
       with the conditions set by the Board of Directors
       recorded in a resolution adopted for such purpose,
       to ensure that this system of representation
       includes adequate assurances regarding authenticity
       and the identity of the shareholder represented.
       In order to be valid, a proxy granted by any
       of the foregoing means of remote communication
       must be received by the Company before midnight
       of the third day prior to the date the Shareholders
       Meeting is to be held on first call.  In the
       resolution approving the call to the Shareholders
       Meeting in question, the Board of Directors
       may reduce the required notice period, disseminating
       this information in the same manner as it disseminates
       the announcement of the call to Meeting. Pursuant
       to the provisions of Article 24.4 of the By-Laws
       and 20.4 of these Regulations, the Board may
       also expand upon the foregoing provisions regarding
       proxies granted by remote means of communication.

8.     To rescind and nullify Resolution 6.II) of the            Mgmt          Against                        Against
       shareholders acting at the Ordinary General
       Shareholders  Meeting of June 18, 2005 and
       to delegate to the Board of Directors, pursuant
       to the provisions of Section 153.1.a) of the
       Companies Law, the broadest powers to do the
       following within one year from the date of
       this General Shareholders  Meeting: set the
       date and terms, in all matters not provided
       for by the shareholders themselves acting at
       the General Shareholders  Meeting, for a capital
       increase approved at this General Shareholders
       Meeting, in the amount of Three Hundred Seventy-Five
       Million Euros. In exercising these delegated
       powers, the Board of Directors shall (by way
       of example and not limitation) determine if
       the capital increase shall be carried out by
       issuing new shares - with or without a premium
       and with or without voting rights - or by increasing
       the par value of existing shares, through new
       cash contributions or by charging the increase
       to freely available reserves, or some combination
       of the two methods; determine the deadline
       for exercising pre-emptive subscription rights
       or for gratuitous assignment in the event of
       the issuance of new shares; freely offer the
       shares not subscribed by such deadline; establish
       that, in the event the issue is not fully subscribed,
       the capital will be increased only by the amount
       of the actual subscriptions; and reword the
       Article of the Company s Bylaws pertaining
       to share capital. If the Board of Directors
       has not exercised the powers delegated to it
       within the period provided by the shareholders
       acting at the Shareholders  Meeting for carrying
       out this resolution, such powers shall become
       void once the deadline has passed; The Board
       of Directors is also authorized to delegate
       to the Executive Committee the delegable powers
       granted pursuant to this resolution

9.     To empower the Board of Directors, pursuant               Mgmt          For                            For
       to the general rules for the issuance of debentures
       and pursuant to the provisions of Article 319
       of the Regulations of the Commercial Registry,
       to issue in one or several tranches up to the
       sum of Thirty-Five Billion Euros or the equivalent
       thereof in another currency, in fixed income
       securities, in any of the forms permitted by
       law, including bonds, certificates, notes,
       and debentures, including such subordinated
       obligations as are set forth in subsection
       1 of Section 7 of Law 13 of May 25, 1985 and
       Section 20.1 of Royal Decree 1343 of November
       6, 1992.  These securities may be unsecured
       or carry guarantees of any kind, including
       mortgage backing. They may be represented by
       certificates or may be book entry securities.
       The securities issued under this authorization
       shall be numbered consecutively for each issue,
       beginning with the number 1 (ONE). Each issue
       shall constitute a single series. The securities
       may be fully or partially exchangeable for
       existing shares in the issuing Company itself
       or for shares in other Entities. If they are
       exchangeable, such exchange may be voluntary
       or mandatory. If voluntary, such exchange may
       be at the option of the holder of the securities
       or of the issuer. They may also include an
       option to buy such shares. The securities may
       be issued in Spanish territory or abroad, under
       Spanish or foreign law. They may be denominated
       in Spanish or foreign currency, notwithstanding
       that if denominated in foreign currency the
       equivalent thereof in euros shall be stated.
       The Board of Directors is empowered to freely
       determine all other terms of the issue(s),
       as well as whether each issue is perpetual
       or amortizable. If amortizable, it may determine
       the amortization schedule, all within the limits
       set by law. Furthermore, in general, it may
       execute without any limitation whatsoever any
       public or private instruments required or that
       the Board may deem advisable in order to carry
       out this resolution. It may also, as appropriate,
       designate the Statutory Auditor and approve
       the basic rules that shall govern the legal
       relationship between the Bank and the Syndicate
       holding the securities issued. With respect
       to the limit to the delegation, the stated
       amount of Thirty-Five Billion Euros constitutes
       the maximum global limit for the face value
       amount that may be outstanding at any given
       time for notes or similar securities issued
       plus the face value issued for all other securities
       likewise issued under this authorization conferred
       upon the Board of Directors. This power may
       be exercised by the Board of Directors within
       a period of five years from the date the resolution
       is adopted by the shareholders at the Shareholders
       Meeting, after which time any portion thereof
       that has not been exercised shall be cancelled.
       It is stated for the record, as provided by
       Section 111 bis of Law 24 of July 28, 1988
       and the Fourth Additional Provision of Law
       26 of July 29, 1988, that the limitation regarding
       the issuance of debentures set forth in subsection
       1 of Section 282 of the Consolidated Text of
       the Companies Law shall not apply to the Bank.
       To also empower the Board to decide on a case-by-case
       basis the repayment terms for the fixed income
       securities issued under this authorization.
       It may use the withdrawal means referred to
       in subsections a), b), and c) of Section 306
       of the Consolidated text of the Companies Law;
       To also empower the Board of Directors so that
       when it so deems advisable, and subject to
       obtaining the necessary official authorizations
       and, as appropriate, the approval of the pertinent
       Syndicates of Holders of the securities, it
       may modify the conditions for repayment of
       the fixed income securities which have been
       issued and the respective terms thereof and
       the interest rate, if any, accruing for each
       issuance under the foregoing authorization;
       The Board of Directors is authorized to delegate
       to the Executive Committee the powers granted
       under subsections I), II) and III) above

10.    To approve the incentive plan for 185 managers            Mgmt          For                            For
       of Abbey National Plc linked to fulfillment
       of the 2005-2007 objectives, which is structured
       as the delivery of up to a maximum of 3,150,000
       shares of Banco Santander Central Hispano,
       S.A., representing approximately 0.05% of the
       6,254,296,579 shares currently making up its
       share capital. The delivery of the shares,
       without any consideration or restrictions,
       will occur, if appropriate, in 2008, upon verification
       of achievement of the objectives associated
       with the plan, pursuant to the following rules:
       (i) Achieving in fiscal year 2007 an attributable
       net profit of at least 890 million pounds sterling
       and income of at least 2,800 million pounds
       sterling; upon the achievement of both objectives,
       the aforementioned maximum of 3,150,000 shares
       would be delivered; (ii) If, instead of the
       objectives set forth in paragraph (i) above,
       850 million and 2,750 million pounds sterling
       in attributable net profit and income, respectively,
       are achieved in fiscal year 2007, up to 75%
       of the number of shares initially provided,
       i.e., 2,362,500 shares, would be delivered;
       (iii) In the event that amounts between the
       amounts contemplated in paragraphs (i) and
       (ii) above are obtained, a linear matrix progression
       would be applied combining the degree of achievement
       of both objectives, which would entail the
       delivery of between 2,362,501 and 3,149,999
       shares. (iv) If the minimum amount set forth
       in paragraph (ii) above is not attained for
       either of the two objectives, no shares will
       be delivered. The profits and income will be
       measured by the data corresponding to the consolidated
       Abbey subgroup reflected in the consolidated
       accounts of the Santander Group. Without prejudice
       to the provisions of a general nature in the
       following Resolution 11, the Board of Directors
       is authorized, on the broadest terms allowed
       by Law and with the express power of substitution
       to the Executive Committee, to carry out any
       acts necessary or merely appropriate to implement
       the deployment of the incentive plan (including
       measurement of the extent to which the objectives
       have been achieved), and may further develop
       and define, to the extent needed, the rules
       provided for herein. All of the foregoing is
       deemed to be without prejudice to the actions
       of the decision-making bodies of Abbey National
       Plc. already performed or which are performed
       in the future in the exercise of any of the
       powers granted to them within the framework
       established by this resolution of the shareholders
       acting at a Meeting to deploy the plan and
       set, develop and define the rules thereof,
       including, by way of example only, the distribution
       of the shares to the recipients or the establishment
       of rules applicable in the event that one of
       them leaves the Group prior to the deadline
       for achieving the objectives.

11.    To authorize the Board of Directors to interpret,         Mgmt          For                            For
       cure, supplement, carry out and develop the
       foregoing resolutions, including the adaptation
       thereof to verbal or written evaluations of
       the Commercial Registry or any other authorities,
       officials or institutions which are competent
       to do so, as well as to comply with whatsoever
       conditions may be legally required for the
       effectiveness thereof, and particularly to
       delegate to the Executive Committee all or
       a portion of the powers received from the shareholders
       at this General Meeting by virtue of the preceding
       resolutions as well as this resolution; and
       to authorize Mr. Emilio Botin-Sanz de Sautuola
       y Garcia de los Rios, Mr. Alfredo Saenz Abad,
       Mr. Matias Rodriguez Inciarte, Mr. Ignacio
       Benjumea Cabeza de Vaca and Mr. Juan Guitard
       Marin so that any of them, severally, and without
       prejudice to any other existing power to record
       the resolutions in a public instrument, may
       appear before a Notary Public and authorize
       on behalf of the Bank any public instruments
       that may be required or appropriate with respect
       to the resolutions adopted by the shareholders
       at this General Shareholders  Meeting. In addition,
       the foregoing gentlemen are also severally
       empowered to carry out the required filing
       of the Annual  Accounts and other documentation
       with the Commercial Registry

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       17 JUN 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

       PLEASE NOTE THAT THIS IS AN ORDINARY GENERAL              Non-Voting    No vote
       MEETING. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 BANK HAPOALIM B M                                                                           Agenda Number:  700816359
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1586M115
    Meeting Type:  AGM
    Meeting Date:  10-Nov-2005
          Ticker:
            ISIN:  IL0006625771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the Directors        Mgmt          For                            For
       report for the year 2004

2.     Elect the New Directors                                   Mgmt          For                            For

3.     Re-elect the External Director  Mr. Ido Disenchic         Mgmt          For                            For
       for an additional period of 3 years in accordance
       with provision of law

4.1    Approve the payment to the Directors with the             Mgmt          For                            For
       exception of Mr. S. Nehama, the Chairman and
       Mr. Dan Dankner, a controlling shareholder
       of annual remuneration  ILS 93,810  and meeting
       attendance fees  ILS 2,500 per meeting

4.2    Approve the terms of office of the Chairman,              Mgmt          Abstain                        Against
       the main points of which are as follows:- monthly
       salary ILS 131,000 index linked; severance
       compensation 2.5 salaries per annum; 6 months
       severance adjustment pay; ancillary payments
       identical to that of the CEO; provided that
       the net annual profit return on shareholders
       equity is in excess of 12%, the Chairman will
       be entitled to a bonus based on the return,
       aggregated as specified and the Chairman will
       also be entitled to an additional annual bonus
       on sliding scale based on the rate of profit
       in excess of 1%, in relation to the Balance
       Sheet asset value of the Bank as specified

5.     Approve the engagement of Mr. Dan Dankner as              Mgmt          Abstain                        Against
       Board Chairman of Isracard Limited ( Isracard
       ) and by Companies in the Poalim Capital Markets
       Group (P. Capital Markets), all of which are
       fully owned subsidiaries of the Bank, upon
       terms the main points of which are as follows:-
       monthly salaries - Isracard ILS 80,000, P.
       Capital Markets MS 34,000, Index linked; severance
       compensation and adjustment as in item 4.2;
       usual ancillary payments; provided that the
       net annual profit return on shareholders equity
       is in excess of 12%, the Chairman will be entitled
       to an annual bonus based on the net profit
       return on shareholders equity, aggregated as
       follows: if return is less than 12%, no bonus,
       if in excess of 12% - 0.37% on return from
       7-11%, 0.44% on return from 11-15%, 0.49% on
       return above 15%; plus additional annual bonus
       on sliding scale based on the rate of profit
       in relation to the asset value of the bank
       equal to that of the Chairman

6.     Re-appoint Ziv Haft, accountants, and Somech              Mgmt          For                            For
       Chaikin, accountants, as the Bank s auditing
       CPAs for the year 2005 and authorize the Board
       to determine their remuneration and receipt
       of report as to remuneration in 2004

7.     Ratify D&O insurance cover for the year 19 FEB            Mgmt          For                            For
       2005-06 in the amount of ILS 200 million and
       premium ILS 2.698 million

8.1    Amend the Articles of Association so as to clarify        Mgmt          Abstain                        Against
       the quorum at Board Meetings, namely 1 half
       of the Members of the Board

8.2    Amend the Articles so as to adapt the provisions          Mgmt          For                            For
       relating to liability exemption and indemnity
       of D&O to recent amendments of the Companies
       Law and the provisions will limit the aggregate
       amount of indemnity to 25% of shareholders
       equity last published prior to payment

9.     Adopt the provisions of D&O indemnity undertakings        Mgmt          For                            For
       to the recent amendment of the Companies Law
       5759-1999 and its wording at any time  hereinafter-
       the Companies Law




--------------------------------------------------------------------------------------------------------------------------
 BANK HAPOALIM B M                                                                           Agenda Number:  700877612
--------------------------------------------------------------------------------------------------------------------------
        Security:  M1586M115
    Meeting Type:  EGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  IL0006625771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A SGM. THANK YOU.                Non-Voting    No vote

1.     Appoint Ms. Nira Dror as an External Director             Mgmt          For                            For
       of the Bank

2.     Appoint Ms. Penina Dvorin as a Director of the            Mgmt          For                            For
       bank

3.1    Ratify the change in the period of the D&O insurance      Mgmt          For                            For
       in the amount of USD 175 million so as to cover
       the period until 01 JUN 2007; the premium in
       respect of the new period of 530 days is USD
       3,278,000

3.2    Ratify the inclusion of Mr. Dan Danker, a controlling     Mgmt          For                            For
       shareholder, in the insurance

4.1    Amend the Articles of Association by the addition         Mgmt          For                            For
       of a provision enabling shareholders to vote
       at general meetings in writing or by internet

4.2    Amend the Articles of Association by the clarify          Mgmt          For                            For
       the affect that in the version of the provisions
       relating the D&O indemnity and insurance which
       were approved by the general meeting in NOV
       2005, as a result of a clerical error the provisions
       relating to the insurance cover of D&O were
       omitted : that the original insurance provisions
       remain valid

5.     Approve, subject to the appointment of new Directors      Mgmt          For                            For
       as in Resolutions 1 and 2, by the grant of
       an indemnity undertaking to the new Directors
       on the same terms as already approved by the
       general meeting in respect of the officiating
       Directors, limited in the aggregate for all
       D&O to 25% of the shareholders equity last
       published before indemnity payment




--------------------------------------------------------------------------------------------------------------------------
 BANK OF AMERICA CORPORATION                                                                 Agenda Number:  932453866
--------------------------------------------------------------------------------------------------------------------------
        Security:  060505104
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  BAC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM BARNET, III                                       Mgmt          For                            For
       FRANK P. BRAMBLE, SR.                                     Mgmt          For                            For
       JOHN T. COLLINS                                           Mgmt          For                            For
       GARY L. COUNTRYMAN                                        Mgmt          For                            For
       TOMMY R. FRANKS                                           Mgmt          For                            For
       PAUL FULTON                                               Mgmt          For                            For
       CHARLES K. GIFFORD                                        Mgmt          For                            For
       W. STEVEN JONES                                           Mgmt          For                            For
       KENNETH D. LEWIS                                          Mgmt          For                            For
       MONICA C. LOZANO                                          Mgmt          For                            For
       WALTER E. MASSEY                                          Mgmt          For                            For
       THOMAS J. MAY                                             Mgmt          For                            For
       PATRICIA E. MITCHELL                                      Mgmt          For                            For
       THOMAS M. RYAN                                            Mgmt          For                            For
       O. TEMPLE SLOAN, JR.                                      Mgmt          For                            For
       MEREDITH R. SPANGLER                                      Mgmt          For                            For
       ROBERT L. TILLMAN                                         Mgmt          For                            For
       JACKIE M. WARD                                            Mgmt          For                            For

02     RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC         Mgmt          For                            For
       ACCOUNTING FIRM FOR 2006.

03     ADOPT AN AMENDMENT TO THE 2003 KEY ASSOCIATE              Mgmt          For                            For
       STOCK PLAN.

04     STOCKHOLDER PROPOSAL- POLITICAL CONTRIBUTIONS             Shr           Against                        For

05     STOCKHOLDER PROPOSAL- MAJORITY VOTING IN DIRECTOR         Shr           For                            Against
       ELECTIONS

06     STOCKHOLDER PROPOSAL- INDEPENDENT BOARD CHAIRMAN          Shr           Against                        For

07     STOCKHOLDER PROPOSAL- EQUAL EMPLOYMENT OPPORTUNITY        Shr           Against                        For
       POLICY




--------------------------------------------------------------------------------------------------------------------------
 BANK OF THE PHILIPPINE ISLAND BPI                                                           Agenda Number:  700822275
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0967S169
    Meeting Type:  AGM
    Meeting Date:  11-Nov-2005
          Ticker:
            ISIN:  PHY0967S1694
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.               Non-Voting    No vote

1.     Approve the calling of meeting to order                   Mgmt          For                            For

2.     Approve the certification of notice                       Mgmt          For                            For

3.     Approve the determination and declaration of              Mgmt          For                            For
       quorum

4.     Approve the plan of merger between Prudential             Mgmt          For                            For
       Bank and the Bank of the Philippine Islands
       BPI , with BPI as the surviving entity

5      Other matters                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 BANK OF THE PHILIPPINE ISLAND BPI                                                           Agenda Number:  700871999
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0967S169
    Meeting Type:  AGM
    Meeting Date:  06-Apr-2006
          Ticker:
            ISIN:  PHY0967S1694
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the calling of meeting to order                   Mgmt          For                            For

2.     Approve the certification of the notice                   Mgmt          For                            For

3.     Approve the determination and declaration of              Mgmt          For                            For
       quorum

4.     Approve the minutes of the AGM of the stockholders        Mgmt          For                            For
       held on 07 APR 2005

5.     Approve the minutes of the special meeting of             Mgmt          For                            For
       the stockholders held on 11 NOV 2005

6.     Approve the annual report and the bank s statement        Mgmt          For                            For
       of condition as of 31 DEC 2005 incorporated
       in the annual report

7.     Approve and confirm all the acts during the               Mgmt          For                            For
       past year of the Board of Directors, Executive
       Committee, all other Board, Management Committee
       and Officers of BPI

8.     Elect 15 Members of the Board of Directors                Mgmt          For                            For

9.     Elect the External Auditors and to fix their              Mgmt          For                            For
       remuneration

10.    Declare the Stock Dividend                                Mgmt          For                            For

11.    Approve the Directors  bonus                              Mgmt          For                            For

12.    Other matters                                             Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 BANK TOKYO-MITSUBISHI LTD                                                                   Agenda Number:  701002913
--------------------------------------------------------------------------------------------------------------------------
        Security:  J44497105
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3902900004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Approve Reduction of Stated Capital Reserves              Mgmt          For                            *

3      Amend Articles to: Adopt Reduction of Liability           Mgmt          For                            *
       System for Directors and      Auditors, Allow
       Company to Repurchase its Own Shares, Allow
       Disclosure of     Shareholder Meeting Materials
       on the Internet, Appoint Independent Auditors
       , Approve Minor Revisions Related to the New
       Commercial Code, Reduce Authorized Capital

4.1    Appoint a Director                                        Mgmt          For                            *

4.2    Appoint a Director                                        Mgmt          For                            *

4.3    Appoint a Director                                        Mgmt          For                            *

4.4    Appoint a Director                                        Mgmt          For                            *

4.5    Appoint a Director                                        Mgmt          For                            *

4.6    Appoint a Director                                        Mgmt          For                            *

4.7    Appoint a Director                                        Mgmt          For                            *

4.8    Appoint a Director                                        Mgmt          For                            *

4.9    Appoint a Director                                        Mgmt          For                            *

4.10   Appoint a Director                                        Mgmt          For                            *

4.11   Appoint a Director                                        Mgmt          For                            *

4.12   Appoint a Director                                        Mgmt          For                            *

4.13   Appoint a Director                                        Mgmt          For                            *

4.14   Appoint a Director                                        Mgmt          For                            *

4.15   Appoint a Director                                        Mgmt          For                            *

5      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 BARRICK GOLD CORPORATION                                                                    Agenda Number:  932479086
--------------------------------------------------------------------------------------------------------------------------
        Security:  067901108
    Meeting Type:  Special
    Meeting Date:  04-May-2006
          Ticker:  ABX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       H. L. BECK                                                Mgmt          For                            For
       C. W. D. BIRCHALL                                         Mgmt          For                            For
       D.J. CARTY                                                Mgmt          For                            For
       G. CISNEROS                                               Mgmt          For                            For
       M. A. COHEN                                               Mgmt          For                            For
       P. A. CROSSGROVE                                          Mgmt          For                            For
       J.W. CROW                                                 Mgmt          For                            For
       R.M. FRANKLIN                                             Mgmt          For                            For
       P.C. GODSOE                                               Mgmt          For                            For
       J.B. HARVEY                                               Mgmt          For                            For
       B. MULRONEY                                               Mgmt          For                            For
       A. MUNK                                                   Mgmt          For                            For
       P. MUNK                                                   Mgmt          For                            For
       J.L. ROTMAN                                               Mgmt          For                            For
       S.J. SHAPIRO                                              Mgmt          For                            For
       G.C. WILKINS                                              Mgmt          For                            For

02     RESOLUTION APPROVING THE APPOINTMENT OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP AS THE AUDITORS OF BARRICK AND AUTHORIZING
       THE DIRECTORS TO FIX THEIR REMUNERATION.

03     SPECIAL RESOLUTION APPROVING THE CONTINUANCE              Mgmt          For                            For
       AND ARRANGEMENT OF BARRICK GOLD CORPORATION
       AS SET OUT IN APPENDIX B TO THE ACCOMPANYING
       MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 BARRICK GOLD CORPORATION                                                                    Agenda Number:  700923863
--------------------------------------------------------------------------------------------------------------------------
        Security:  067901108
    Meeting Type:  AGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  CA0679011084
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A SGM. THANK YOU                 Non-Voting    No vote

1.1    Elect Mr. H.L. Beck as a Director                         Mgmt          For                            For

1.2    Elect Mr. C.W.D. Birchall as a Director                   Mgmt          For                            For

1.3    Elect Mr. D.J. Carty as a Director                        Mgmt          For                            For

1.4    Elect Mr. G. Cisneros as a Director                       Mgmt          For                            For

1.5    Elect Mr. M.A. Cohen as a Director                        Mgmt          For                            For

1.6    Elect Mr. P.A. Crossgrove as a Director                   Mgmt          For                            For

1.7    Elect Mr. J.W. Crow as a Director                         Mgmt          For                            For

1.8    Elect Mr. R.M. Franklin as a Director                     Mgmt          For                            For

1.9    Elect Mr. P.C. Godsoe as a Director                       Mgmt          For                            For

1.10   Elect Mr. J.B. Harvey as a Director                       Mgmt          For                            For

1.11   Elect Mr. B. Mulroney as a Director                       Mgmt          For                            For

1.12   Elect Mr. A. Munk as a Director                           Mgmt          For                            For

1.13   Elect Mr. P. Munk as a Director                           Mgmt          For                            For

1.14   Elect Mr. J.L. Rotman as a Director                       Mgmt          For                            For

1.15   Elect Mr. S.J. Shapiro as a Director                      Mgmt          For                            For

1.16   Elect Mr. G.C. Wilkins as a Director                      Mgmt          For                            For

2.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            For
       of Barrick and authorize the Directors to fix
       their remuneration

S.3    Approve the continuance and the arrangement               Mgmt          For                            For
       of Barrick Gold Corporation as specified




--------------------------------------------------------------------------------------------------------------------------
 BASF AKTIENGESELLSCHAFT                                                                     Agenda Number:  932479769
--------------------------------------------------------------------------------------------------------------------------
        Security:  055262505
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  BF
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     ADOPTION OF A RESOLUTION ON THE APPROPRIATION             Mgmt          For                            For
       OF PROFIT

03     ADOPTION OF A RESOLUTION GIVING FORMAL APPROVAL           Mgmt          For                            For
       TO THE ACTIONS OF THE SUPERVISORY BOARD

04     ADOPTION OF A RESOLUTION GIVING FORMAL APPROVAL           Mgmt          For                            For
       TO THE ACTIONS OF THE BOARD OF EXECUTIVE DIRECTORS

05     ELECTION OF AN AUDITOR FOR THE FINANCIAL YEAR             Mgmt          For                            For
       2006

06     AUTHORIZATION TO BUY BACK SHARES AND TO PUT               Mgmt          For                            For
       THEM TO FURTHER USE INCLUDING THE AUTHORIZATION
       TO REDEEM BOUGHT-BACK SHARES AND REDUCE CAPITAL

07     AUTHORIZATION TO ACQUIRE OWN SHARES USING DERIVATIVE      Mgmt          For                            For
       FINANCIAL INSTRUMENTS

08     AMENDMENT OF ARTICLES 8, 12 AND 16 OF THE ARTICLES        Mgmt          For                            For
       OF ASSOCIATION




--------------------------------------------------------------------------------------------------------------------------
 BAXTER INTERNATIONAL INC.                                                                   Agenda Number:  932455620
--------------------------------------------------------------------------------------------------------------------------
        Security:  071813109
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  BAX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WALTER E. BOOMER                                          Mgmt          For                            For
       J.R. GAVIN III, MD PHD                                    Mgmt          For                            For
       PETER S. HELLMAN                                          Mgmt          For                            For
       K.J. STORM                                                Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     PROPOSAL TO AMEND ARTICLE SIXTH OF THE RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION ELIMINATING THE
       CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS

04     PROPOSAL TO AMEND ARTICLE FIFTH OF THE RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION REDUCING THE MINIMUM
       AND MAXIMUM NUMBER OF DIRECTORS

05     PROPOSAL RELATING TO THE REDEMPTION OF THE SHAREHOLDER    Shr           For                            Against
       RIGHTS PLAN




--------------------------------------------------------------------------------------------------------------------------
 BAYER AG                                                                                    Agenda Number:  932466356
--------------------------------------------------------------------------------------------------------------------------
        Security:  072730302
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  BAY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     SUBMISSION OF THE APPROVED FINANCIAL STATEMENTS           Mgmt          For                            For
       AND CONSOLIDATED FINANCIAL STATEMENTS, THE
       MANAGEMENT REPORTS FOR BAYER AG AND FOR THE
       BAYER GROUP, AND THE REPORT OF THE SUPERVISORY
       BOARD FOR FISCAL YEAR 2005: RESOLUTION ON DISTRIBUTION
       OF THE PROFIT

02     RATIFICATION OF THE ACTIONS OF THE MEMBERS OF             Mgmt          For                            For
       THE BOARD OF MANAGEMENT

03     RATIFICATION OF THE ACTIONS OF THE MEMBERS OF             Mgmt          For                            For
       THE SUPERVISORY BOARD

4A     AUTHORIZED CAPITAL I, AMENDMENT OF THE ARTICLES           Mgmt          For                            For
       OF INCORPORATION

4B     AUTHORIZED CAPITAL II, AMENDMENT OF THE ARTICLES          Mgmt          For                            For
       OF INCORPORATION

05     AMENDMENT OF THE ARTICLES OF INCORPORATION        	 Mgmt          For                            For
       (CONDUCT OF THE STOCKHOLDERS  MEETING)

06     AUTHORIZATION TO BUY BACK AND SELL COMPANY SHARES         Mgmt          For                            For

07     APPROVAL OF CONTROL AND PROFIT TRANSFER AGREEMENT         Mgmt          For                            For
       BETWEEN BAYER AG AND BAYFIN GMBH

08     APPOINTMENT OF AUDITORS                                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BELLSOUTH CORPORATION                                                                       Agenda Number:  932450632
--------------------------------------------------------------------------------------------------------------------------
        Security:  079860102
    Meeting Type:  Annual
    Meeting Date:  24-Apr-2006
          Ticker:  BLS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       F.D. ACKERMAN                                             Mgmt          For                            For
       R.V. ANDERSON                                             Mgmt          For                            For
       J.H. BLANCHARD                                            Mgmt          For                            For
       J.H. BROWN                                                Mgmt          For                            For
       A.M. CODINA                                               Mgmt          For                            For
       M.L. FEIDLER                                              Mgmt          For                            For
       K.F. FELDSTEIN                                            Mgmt          For                            For
       J.P. KELLY                                                Mgmt          For                            For
       L.F. MULLIN                                               Mgmt          For                            For
       R.B. SMITH                                                Mgmt          For                            For
       W.S. STAVROPOULOS                                         Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED      Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM

03     SHAREHOLDER PROPOSAL RE: DISCLOSURE OF POLITICAL          Shr           Against                        For
       CONTRIBUTIONS




--------------------------------------------------------------------------------------------------------------------------
 BEST BUY CO., INC.                                                                          Agenda Number:  932537232
--------------------------------------------------------------------------------------------------------------------------
        Security:  086516101
    Meeting Type:  Annual
    Meeting Date:  21-Jun-2006
          Ticker:  BBY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BRADBURY H. ANDERSON                                      Mgmt          For                            For
       KATHY J. HIGGINS VICTOR                                   Mgmt          For                            For
       ALLEN U. LENZMEIER                                        Mgmt          For                            For
       FRANK D. TRESTMAN                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE COMPANY S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL
       YEAR.




--------------------------------------------------------------------------------------------------------------------------
 BNP PARIBAS, PARIS                                                                          Agenda Number:  700922203
--------------------------------------------------------------------------------------------------------------------------
        Security:  F1058Q238
    Meeting Type:  AGM
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  FR0000131104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THE MEETING HELD ON 12 MAY               Non-Voting    No vote
       2006 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 23 MAY 2006. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE 18 MAY 2006. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       Verification Period: Registered Shares: 1 to              Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws. Bearer Shares: 6 days prior
       to the meeting date. French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian. Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident Shareowners:
       Proxy Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the FYE
       31 DEC 2005

2.     Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE 31 DEC 2005, showing
       net income of EUR 3,423,168,749.54

3.     Receive the result for the FY be appropriated             Mgmt          For                            For
       as follows: net earnings for the FY: EUR 3,423,168,749.54, retained earnings: EUR 8,690,141,972.17, total:
       EUR 12,113,310,721.71, to the special investment
       reserve: EUR 54,646,169.00, dividend: EUR 2,183,005,487.00 retained earnings: EUR 9,875,659,065.71 total:
       EUR 12,113,310,721.71, the shareholders will
       receive a net dividend of EUR 2.60 per share
       of a par value of EUR 2.00, and will entitle
       to the allowance provided by the French General
       Tax Code; authorize the Board of Directors
       to register the fraction of the dividend on
       shares held by BNP Paribas in the retained
       earnings account; this dividend will be paid
       by cash as from 31 MAY 2006 as required by
       Law

4.     Receive the special report of the Auditors on             Mgmt          For                            For
       Agreements Governed by Article L.225-38 of
       the French Commercial Code and approve the
       said report and the Agreements referred to
       therein

5.     Authorize the Board of Directors to buy back              Mgmt          For                            For
       the Company s shares on the open market, subject
       to the conditions described below: maximum
       purchase price: EUR 100.00, maximum number
       of shares to be acquired: 10% of the share
       capital, i.e. 84,033,110 shares, maximum funds
       invested in the share buybacks: EUR 8,403,311,000.00;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities;  Authority expires for a period
       of 18 months

6.     Appoint Mrs. Laurence Parisot as a Director               Mgmt          For                            For
       for a 3-year period

7.     Approve to renew the appointment of Mr. Claude            Mgmt          For                            For
       Bebear as a Director for a 3 year period

8.     Approve to renew the appointment of Mr. Jean-Louis        Mgmt          For                            For
       beffa as a Director for a 3 year period

9.     Approve to renew the appointment of Mr. Alain             Mgmt          For                            For
       Joly as a Director for a 3 year period

10.    Approve to renew the appointment of Mr. Denis             Mgmt          For                            For
       Kessler as a Director for a 3 year period

11.    Approve to renew the appointment of Mr. Michel            Mgmt          For                            For
       Pebereau as a Director for a 3 year period

12.    Appoint Deloitteet Associes as the Statutory              Mgmt          For                            For
       Auditor, to replace Barbier Frinault Et Autres,
       Societebeas as a Deputy Auditor to replace
       Richard Olivier, for a 6 year period

13.    Approve to renew the appointment the Statutory            Mgmt          For                            For
       Auditor of Mazarset Guerard, and Michel Barbet
       Massin as a Deputy Auditor for a 6 year period

14.    Approve to renew the appointment of PricewaterhouseCoopersMgmt          For                            For
       Audit as the Statutory Auditor and Pierrecoll
       as the Deputy Auditor for a 6 year period

15.    Grant full powers to the bearer of an original,           Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carryout all filings, publications and other
       formalities prescribed by Law

16.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the capital, on 1 or more occasions, in France
       or Abroad, by a maximum nominal amount of EUR
       1,000,000,000.00, by issuance, with preferred
       subscription rights maintained, of ordinary
       shares and securities giving access to the
       capital; the maximum nominal amount of debt
       securities which may be issued shall not exceed
       EUR 10,000,000,000.00; Authority expires for
       a period of 26 months ; this delegation of
       powers cancels and replaces the unused portion
       of any earlier delegations to the same effect;
       authorize the Board of Directors to take all
       measures and accomplish all necessary formalities

17.    Authorize the Board of Directors to increase              Mgmt          Against                        Against
       the capital, on 1 or more occasions, in France
       or abroad, by a maximum nominal amount of EUR
       320,000,000.00, by issuance, without preferred
       subscription rights, of ordinary shares and
       securities giving access to the capital; the
       maximum nominal amount of debt securities which
       may be issued shall not exceed EUR 7,000,000,000.00;
       Authority expires for a period of 26 months
       ; this delegation of powers cancels and replaces
       the unused portion of any earlier delegations
       to the same effect; authorize the Board of
       Directors to take all necessary measures and
       accomplish all necessary formalities

18.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital in 1 or more occasions, up
       to 10% of the share capital, in consideration
       for the contributions in kind, granted to the
       Company, of unquoted capital securities or
       securities giving access to share capital;
       the maximum amount of capital increase to be
       carried out under this delegation of authority
       shall count against the nominal ceiling of
       EUR 320,000,000.00 concerning the capital increases
       without preferred subscription rights authorized
       by Resolution Number. 17;  Authority expires
       for a period of 26 months ; Authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

19.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, in 1 or more occasions,
       to a maximum nominal amount of EUR 1,000,000,000.00,
       by way of capitalizing all or part of there
       serves, profits or add paid in capital, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods; this delegation of powers cancels
       and replaces the unused portion of any earlier
       delegations to the same effect;  Authority
       expires for a period of 26 months ; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

20.    Approve the maximum nominal amount pertaining             Mgmt          For                            For
       to the capital increases to be carried out
       with the use of the authorizations given by
       Resolutions Number 16, 17 and 19 shall not
       exceed EUR 1,000,000,000.00, the debt securities
       which may be issued with the use of the authorizations
       given by Resolutions Number 16 and 17 shall
       not exceed EUR 10,000,000,000.00

21.    Amend the Resolution Number. 14  authorization            Mgmt          For                            For
       to grant stock options to Corporate Officers
       and certain employees  adopted by the combined
       shareholders  meeting of 18 MAY 2005,  Authority
       expires for a period of 38 months ; the number
       of shares that may be subscribed or purchased
       through the exercise of outstanding option
       may not exceed 3% of the banks issued capital
       as of the date of this meeting; the total number
       of bonus granted by virtue of there Resolution
       Number. 15 of the combined shareholders  meeting
       of 18 MAY 2005 shall count against this ceiling

22.    Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on 1 or more occasions and
       at its discretion, by way of issuing shares
       in favour of the Members of the Banks Company
       Savings Plan;  Authority expires for a period
       of 26 months ; for a maximum nominal amount
       that shall not exceed EUR 36,000,000.00; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities;
       this authorization cancels and replaces the
       unused portion of any earlier authorizations
       to the same effect

23.    Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on 1 or more occasions, by cancelling
       all or part of the BNP Paribas shares that
       the Bank currently holds or that it may acquire
       in accordance with the conditions laid down
       by the ordinary shareholders  meeting, up to
       a maximum of 10% of the share capital over
       a 24-month period;  Authority expires for a
       period of 18 months ; it supersedes the authorization
       granted by the shareholders  meeting of 18
       MAY 2005 in its Resolution Number. 16; authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

24.    Approve the report of the Board of Directors,             Mgmt          For                            For
       the reports of the Merger and the Merger Agreement
       signed on 27 MAR 2006, the shareholders  meeting
       approves: all the provisions of this merger
       Agreement, pursuant to which Societe Centrale
       D  Investissements contributes to BNP Paribas,
       subject to the fulfilment of the conditions
       precedent provided for in said Agreement, all
       of its assets; with the corresponding taking-over
       of all its liabilities, the valuation of the
       contribution: the assets are valued at EUR
       5,453,471.955.00 and the liabilities at EUR
       157,865,721.00, i.e. a total amount of EUR
       5.295,606,234.00, the consideration for the
       contributions according to an exchange ratio
       of 3 BNP Paribas shares against 1 Societe Centraled
       Investissements share; consequently, subject
       to the fulfilment of the conditions precedent
       provided for in Agreement, the shareholders
       meeting decides to increase the share capital
       by EUR 1,890.00 by the creation of 945 new
       fully paid-up shares of a par value of EUR
       2.00 each, carrying rights to the 2005 dividend
       and to be distributed among the shareholders
       of the acquired Company, according to an exchange
       ratio of 3 BNP Paribas shares against 1 Societe
       Centrale D  Investlssements share; the difference
       between the amount of the net assets contributed
       and the amount of the share capital increase;
       estimated at EUR 48,139.00, form the merger
       premium a merger surplus of EUR 807,534.174.00
       results from this an amount EUR 190.00 will
       be drawn upon the merger premium and allocated
       to the legal reserve and the balance. i.e.
       EUR 47,949.00,will be allocated to the Bank
       balance sheet liabilities in the merger premiums
       account to which the Company s existing and
       new shareholders will hold rights allocation
       of the merger surplus; EUR 167,482,877.00 to
       the result EUR 640,051,297,00 to the merger
       premiums account the shareholders  meeting;
       authorize the Board of Directors, to charge
       the merger operation costs against the merger
       premiums account; consequently to what was
       mentioned, the shareholders  meeting records
       that, subject to the fulfilment of the conditions
       precedent provided for in the merger Agreement,
       that Societe Centrale D  Investissements shall
       be automatically dissolved with out any liquidation;
       authorize the Board of Directors to take all
       necessary measures and accomplish all necessary
       formalities

25.    Approve to simplify the terms and conditions              Mgmt          For                            For
       of elections and consequently, decides to amend
       the second Paragraph of Article Number 7 of
       the Bylaws: Directors elected by BNP Paribas
       employees

26.    Grants full powers to the bearer of an original,          Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 BOWATER INCORPORATED                                                                        Agenda Number:  932487778
--------------------------------------------------------------------------------------------------------------------------
        Security:  102183100
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  BOW
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       TOGO D. WEST, JR.                                         Mgmt          For                            For
       RICHARD B. EVANS                                          Mgmt          For                            For
       BRUCE W. VAN SAUN                                         Mgmt          For                            For
       DAVID J. PATERSON                                         Mgmt          For                            For

02     PROPOSAL TO APPROVE BOWATER S 2006 STOCK OPTION           Mgmt          For                            For
       AND RESTRICTED STOCK PLAN

03     PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP            Mgmt          For                            For
       AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE 2006 FISCAL YEAR




--------------------------------------------------------------------------------------------------------------------------
 BRAMBLES INDUSTRIES LTD                                                                     Agenda Number:  700804241
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q17481104
    Meeting Type:  AGM
    Meeting Date:  11-Nov-2005
          Ticker:
            ISIN:  AU000000BIL1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report, the Auditors               Mgmt          For                            For
       report and the financial statements for Brambles
       Industries Limited for the YE 30 JUN 2005

2.     Receive the reports and accounts for Brambles             Mgmt          For                            For
       Industries PLC for the YE 30 JUN 2005

3.     Adopt the Brambles remuneration report for the            Mgmt          For                            For
       YE 30 JUN 2005

4.     Elect Mr. H.O. Henkel as a Director to the Board          Mgmt          For                            For
       of Brambles Industries Limited

5.     Elect Mr. H.O. Henkel as a Director to the Board          Mgmt          For                            For
       of Brambles Industries PLC

6.     Elect Mr. C.L. Mayhew as a Director to the Board          Mgmt          For                            For
       of Brambles Industries Limited

7.     Elect Mr. C.L. Mayhew as a Director to the Board          Mgmt          For                            For
       of Brambles Industries PLC

8.     Re-elect Mr. D.R. Argus AO as a Director to               Mgmt          For                            For
       the Board of Brambles Industries Limited

9.     Re-elect Mr. D.R. Argus AO as a Director to               Mgmt          For                            For
       the Board of Brambles Industries PLC

10.    Re-elect Sir. David Lees as a Director to the             Mgmt          For                            For
       Board of Brambles Industries Limited

11.    Re-elect Sir. David Lees as a Director to the             Mgmt          For                            For
       Board of Brambles Industries PLC

12.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of Brambles Industries PLC until the
       next general meeting at which accounts are
       laid before that Company

13.    Authorize the Directors to agree the Auditors             Mgmt          For                            For
       fees

14.    Authorize the Directors by Article 7 of Brambles          Mgmt          For                            For
       Industries PLC s Articles of Association to
       allot relevant securities under the Section
       80 and amount shall be AUD 8,780,180;  Authority
       expires at end of the AGM to be held in 2006

S.15   Authorize the Directors by Article 7 of Brambles          Mgmt          For                            For
       Industries PLC s Articles of Association to
       allot equity securities for cash under the
       Section 89 and amount shall be AUD 1,810,991;
       Authority expires at end of the AGM to be
       held in 2006

S.16   Authorize the Brambles Industries PLC to make             Mgmt          For                            For
       market purchases  Section 163(3) of the UK
       Companies Act 1985  of up to 72,439,640 ordinary
       shares of 5 pence each  ordinary shares  in
       the Brambles Industries PLC and up to 105%
       of the average middle market quotations for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days and that stipulated by Article 5 of Commission
       Regulation (EC) of 22 DEC 2003  No. 2273/2003
       ;  Authority expires the earlier of the conclusion
       of the next AGM of the Company in 2006 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry

S.17   Amend the Article 112 of the Brambles Industries          Mgmt          For                            For
       PLC Articles of Association

S.18   Amend the Article 112 of the Brambles Industries          Mgmt          For                            For
       Limited Constitution




--------------------------------------------------------------------------------------------------------------------------
 BRAMBLES INDUSTRIES PLC                                                                     Agenda Number:  700806980
--------------------------------------------------------------------------------------------------------------------------
        Security:  G1307R101
    Meeting Type:  AGM
    Meeting Date:  25-Oct-2005
          Ticker:
            ISIN:  GB0030616733
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report, Auditors  report           Mgmt          For                            For
       and the financial statements for Brambles Industries
       Limited for the YE 30 JUN 2005

2.     Receive the reports and accounts for Brambles             Mgmt          For                            For
       Industries PLC for the YE 30 JUN 2005

3.     Approve and adopt the Brambles remuneration               Mgmt          For                            For
       report for the YE 30 JUN 2005

4.     Re-elect Mr. H.O. Henkel as a Director to the             Mgmt          For                            For
       Board of Brambles Industries Limited

5.     Re-elect Mr. H.O. Henkel as a Director to the             Mgmt          For                            For
       Board of Brambles Industries PLC

6.     Re-elect Mr. C.L. Mayhew as a Director to the             Mgmt          For                            For
       Board of Brambles Industries Limited

7.     Re-elect Mr. C.L. Mayhew as a Director to the             Mgmt          For                            For
       Board of Brambles Industries PLC

8.     Re-elect Mr. D.R. Argus AO as a Director to               Mgmt          For                            For
       the Board of Brambles Industries Limited

9.     Re-elect Mr. D.R. Argus AO as a Director to               Mgmt          For                            For
       the Board of Brambles Industries PLC

10.    Re-elect Sir. David Lees as a Director to the             Mgmt          For                            For
       Board of Brambles Industries Limited

11.    Re-elect Sir. David Lees as a Director to the             Mgmt          For                            For
       Board of Brambles Industries PLC

12.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of Brambles Industries PLC until the
       conclusion of the next general meeting

13.    Authorize the Directors to agree the Auditors             Mgmt          For                            For
       fees

14.    Approve to renew the authority given to the               Mgmt          For                            For
       Directors by Article 7 of Brambles Industries
       PLC s Articles of Association to allot relevant
       securities and Section 80 amount shall be GBP
       8,780,180;  Authority expires at the conclusion
       of the AGM in 2006

15.    Approve to renew the authority given to the               Mgmt          For                            For
       Directors by Article 7 of Brambles Industries
       PLC s Articles of Association to allot equity
       securities for cash and Section 89 amount will
       be 1,810,991;  Authority expires at the conclusion
       of the AGM in 2006

16.    Authorize the Brambles Industries PLC to make             Mgmt          For                            For
       market purchases  Section 163(3) of the UK
       Companies Act 1985  of up to 72,439,640 ordinary
       shares of 5 pence each  Ordinary Shares , at
       a minimum price of 5 pence and up to an amount
       equal to 105% of the average middle market
       quotations for an ordinary shares derived from
       the London Stock Exchange Daily Official List,
       for the 5 business days preceding the date
       of purchase;  Authority expires at the conclusion
       of the AGM of the Company in 2006 ; except
       the Brambles Industries PLC may make a purchase
       of any ordinary share after this authority
       ends if the contract for purchase was entered
       into before it ended

17.    Amend the Article 112 of the Articles of Association      Mgmt          For                            For
       of Brambles Industries PLC as specified

18.    Amend the Article 112 of the Articles of Association      Mgmt          For                            For
       of Brambles Industries Limited constitution
       as specified




--------------------------------------------------------------------------------------------------------------------------
 BRASCAN CORP                                                                                Agenda Number:  700814886
--------------------------------------------------------------------------------------------------------------------------
        Security:  10549P606
    Meeting Type:  SGM
    Meeting Date:  10-Nov-2005
          Ticker:
            ISIN:  CA10549P6066
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles of the Corporation to change           Mgmt          For                            For
       the name of the Corporation from Brascan Corporation
       to Brookfield Asset Management Inc.; authorize
       the Directors of the Corporation, to revoke
       this Special Resolution without further approval
       of the holders of the Corporation s Class A
       Limited Voting Shares and Class B Limited Voting
       Shares, at any time prior to the endorsement
       by the Director under the Business Corporations
       Act  Ontario  of a certificate of Articles
       of Amendment in respect of this Special Resolution;
       for and on behalf of the Corporation to execute
       and deliver Articles of Amendment, in duplicate,
       to the Director under the Business Corporations
       Act  Ontario , in order to give effect to this
       Special Resolution, and to execute and deliver
       all such other documents and to do all such
       acts and things as in the opinion of such Director
       or Officer may be necessary or desirable in
       connection with the foregoing

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 BRIDGESTONE CORP                                                                            Agenda Number:  700892688
--------------------------------------------------------------------------------------------------------------------------
        Security:  J04578126
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  JP3830800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   10, Final
       JY 14, Special JY 0

2      Amend Articles to: Increase Number of Internal            Mgmt          For                            For
       Auditors - Decrease Authorized Capital to Reflect
       Share Repurchase

3      Elect Director                                            Mgmt          For                            For

4      Appoint Internal Statutory Auditor                        Mgmt          For                            For

5      Approve Adjustment to Aggregate Compensation              Mgmt          For                            For
       Ceiling for Statutory Auditors

6      Approve Retirement Bonus for Director                     Mgmt          Abstain                        Against

7      Approve Executive Stock Option Plan                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 BRISTOL-MYERS SQUIBB COMPANY                                                                Agenda Number:  932457206
--------------------------------------------------------------------------------------------------------------------------
        Security:  110122108
    Meeting Type:  Annual
    Meeting Date:  02-May-2006
          Ticker:  BMY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       R.E. ALLEN                                                Mgmt          For                            For
       L.B. CAMPBELL                                             Mgmt          For                            For
       V.D. COFFMAN                                              Mgmt          For                            For
       J.M. CORNELIUS                                            Mgmt          For                            For
       P.R. DOLAN                                                Mgmt          For                            For
       L.J. FREEH                                                Mgmt          For                            For
       L.H. GLIMCHER, M.D.                                       Mgmt          For                            For
       L. JOHANSSON                                              Mgmt          For                            For
       J.D. ROBINSON III                                         Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     EXECUTIVE COMPENSATION DISCLOSURE                         Shr           Against                        For

04     CUMULATIVE VOTING                                         Shr           For                            Against

05     RECOUPMENT                                                Shr           For                            Against

06     ANIMAL TREATMENT                                          Shr           Against                        For

07     TERM LIMITS                                               Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 BRITISH SKY BROADCASTING GROUP PLC                                                          Agenda Number:  700816157
--------------------------------------------------------------------------------------------------------------------------
        Security:  G15632105
    Meeting Type:  AGM
    Meeting Date:  04-Nov-2005
          Ticker:
            ISIN:  GB0001411924
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements for            Mgmt          For                            For
       the YE 30 JUN 2005, together with the report
       of the Directors and the Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            For

3.     Re-appoint Mr. David Evans as a Director                  Mgmt          For                            For

4.     Re-appoint Mr. Allan Leighton as a Director               Mgmt          For                            For

5.     Re-appoint Mr. Lord Wilson of Dinton as a Director        Mgmt          For                            For

6.     Re-appoint Mr. Rupert Murdoch as a Director               Mgmt          For                            For

7.     Re-appoint Mr. David Devoe as a Director                  Mgmt          For                            For

8.     Re-appoint Mr. Arthur Siskind as a Director               Mgmt          For                            For

9.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       and authorize the Directors to agree their
       remuneration

10.    Receive the report of Directors  remuneration             Mgmt          For                            For
       for the YE 30 JUN 2005

11.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347C of the Companies Act 1985 as amended
       the Act , to make donations to EU political
       organization as defined in Section 347A of
       the Act, not exceeding GBP 100,000 in total
       and to incur EU political expenditure up to
       a maximum aggregate amount of GBP100,000 in
       total;  Authority expires at the conclusion
       of the next AGM of the Company to be held in
       2006 or on 31 DEC 2006  provided that the authorized
       sum referred above be comprised of one or more
       amounts in different currencies which for the
       purposes of calculating the said sum, shall
       be converted into pounds sterling at the exchange
       rate published in the London edition of the
       Financial Times of the day on which the relevant
       donation is made or expenditure incurred  or
       the first business day thereafter  or, if earlier,
       on the day in which the Company enters into
       any contract or undertaking in relation to
       the same

12.    Authorize the Directors, pursuant to and in               Mgmt          For                            For
       accordance with Section 80 of the Companies
       Act 1985 as amended  the Act , to allot relevant
       securities up to an aggregate nominal amount
       of GBP 304,000,000  approximately 33% of the
       nominal issued ordinary share capital ;  Authority
       expires at the conclusion of the next AGM of
       the Company ; and the Directors may allot relevant
       securities after the expiry of this authority
       in pursuance of such an offer or agreement
       made prior to such expiry

s.13   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 12 and pursuant to Section 95
       of the Companies Act 1985 as amended  the Act
       , to allot equity securities for cash pursuant
       to the authority conferred by Resolution 12,
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities
       a) in connection with a rights issue; and b)
       up to an aggregate nominal amount of GBP 46,000,000
       5% of the nominal issued ordinary share capital
       ; and, authorize the Directors to make offers
       or which would or might require equity securities
       to be allotted after such period

s.14   Authorize the Company, subject to the passing             Mgmt          For                            For
       of Resolution 15 setout in the AGM of the Company
       dated 26 SEP 2005,  to make market purchases
       Section 163(3) of the Companies ordinary shares
       of up to 92,000,000 ordinary shares, at a
       minimum price of 50 pence and not more than
       the amount equal to the average of the middle
       market quotations for an ordinary share from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days immediately
       preceding the day on which the ordinary share
       to be purchased;  Authority expires at the
       end of 12 months

15.    Authorize the Company to make market purchases            Mgmt          For                            For
       of up to 5% of ordinary shares for the purposes
       of the dispensation provisions under City Code
       on Takeovers and Mergers, to permit the holding
       of ordinary News UK Nominees Limited and any
       persons who derive their interest capital of
       the Company through their direct or indirect
       holding in News UK Limited to increase up to
       a maximum holding of 39.14% of the ordinary
       shares

s.16   Amend Article 159 of the Articles of Association          Mgmt          For                            For
       of the Company as specified and insert the
       new Article as specified

S.17   Amend:  the Memorandum of Association of the              Mgmt          For                            For
       Company by deleting the existing paragraph
       (3) and (6) of Clause A(A) and substitute with
       a new paragraphs as specified; the Articles
       of Association of the Company by amending Article
       1(1); and by deleting the exisiting definitions
       in Article 1(1) and substitute with new definitions




--------------------------------------------------------------------------------------------------------------------------
 BROOKFIELD ASSET MANAGEMENT INC                                                             Agenda Number:  700945427
--------------------------------------------------------------------------------------------------------------------------
        Security:  112585104
    Meeting Type:  MIX
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  CA1125851040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve to increase the number of Directors               Mgmt          For                            For
       from 14 to 16

2.1    Elect the Mr. Marcel R. Coutu as a Director               Mgmt          For                            For
       of the Company

2.2    Elect the Mr. William A. Dimma as a Director              Mgmt          For                            For
       of the Company

2.3    Elect the Mr. Lance M. Liebman as a Director              Mgmt          For                            For
       of the Company

2.4    Elect the Mr. Roy Maclaren as a Director of               Mgmt          For                            For
       the Company

2.5    Elect the Mr. G. Wallace F. Mccain as a Director          Mgmt          For                            For
       of the Company

2.6    Elect the Mr. Jack M. Mintz as a Director of              Mgmt          For                            For
       the Company

2.7    Elect the Mr. James A. Pattison as a Director             Mgmt          For                            For
       of the Company

2.8    Elect the Mr. Georges S. Taylor as a Director             Mgmt          For                            For
       of the Company

3.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration to be paid to the
       Auditors

       PLEASE NOTE THAT THIS IS A SPECIAL GENERAL MEETING.       Non-Voting    No vote
       THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 BT GROUP PLC                                                                                Agenda Number:  700739937
--------------------------------------------------------------------------------------------------------------------------
        Security:  G16612106
    Meeting Type:  AGM
    Meeting Date:  13-Jul-2005
          Ticker:
            ISIN:  GB0030913577
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the Statutory        Mgmt          For                            For
       reports

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Approve the final dividend of 6.5 pence per               Mgmt          For                            For
       ordinary share

4.     Re-elect Mr. Ben Verwaayen as a Director                  Mgmt          For                            For

5.     Re-elect Dr. Paul Reynolds as a Director                  Mgmt          For                            For

6.     Re-elect Mr. Carl Symon as a Director                     Mgmt          For                            For

7.     Re-elect Mr. Baroness Jay as a Director                   Mgmt          For                            For

8.     Elect Mr. Hanif Lalani as a Director                      Mgmt          For                            For

9.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company

10.    Authorize the Board to fix remuneration of the            Mgmt          For                            For
       Auditors

11.    Grant authority to issue of equity or equity-linked       Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 140,000,000

S.12   Grant authority to issue of equity or equity-linked       Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 21,800,000

S.13   Grant authority to make market purchase of 850,000,000    Mgmt          For                            For
       ordinary shares

14.    Amend the BT Group Retention Share Plan and               Mgmt          For                            For
       the BT Group Deferred Bonus Plan

15.    Authorize British Telecommunication PLC to make           Mgmt          For                            For
       EU Political Organization donation up to GBP
       100,000




--------------------------------------------------------------------------------------------------------------------------
 BUNGE LIMITED                                                                               Agenda Number:  932495840
--------------------------------------------------------------------------------------------------------------------------
        Security:  G16962105
    Meeting Type:  Annual
    Meeting Date:  26-May-2006
          Ticker:  BG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     ELECT CLASS II DIRECTOR: FRANCIS COPPINGER                Mgmt          For                            For

1B     ELECT CLASS II DIRECTOR: ALBERTO WEISSER                  Mgmt          For                            For

02     TO APPOINT DELOITTE & TOUCHE LLP AS BUNGE LIMITED         Mgmt          For                            For
       S INDEPENDENT AUDITORS FOR THE FISCAL YEAR
       ENDING DECEMBER 31, 2006 AND TO AUTHORIZE THE
       AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO
       DETERMINE THE INDEPENDENT AUDITORS  FEES.

03     TO APPROVE THE AMENDMENTS TO THE BYE-LAWS OF              Mgmt          For                            For
       BUNGE LIMITED AS SET FORTH IN THE PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 CALTEX AUSTRALIA LTD                                                                        Agenda Number:  700908582
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q19884107
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  AU000000CTX1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Acknowledge that the Chairman will present an             Non-Voting    No vote
       incident-free operations topic to the AGM

2.     Acknowledge that the Chairman and the Managing            Non-Voting    No vote
       Director and the Chief Executive Officer will
       make presentations to the shareholders

3.     Receive the key issues raised by the shareholders         Non-Voting    No vote
       prior to the AGM and, during the decision,
       will invite questions from the shareholders
       regarding these key issues

4.     Receive the financial report, the Directors               Non-Voting    No vote
       report and the Auditor s report for Caltex
       Australia Limited  and the Caltex Australia
       Group  for the YE 31 DEC 2005 will be laid
       before the meeting

5.     Adopt the remuneration report  which forms part           Mgmt          For                            For
       of the Directors  report  for the YE 31 DEC
       2005

6.     Approve the increase of AUD 250,000 in the total          Mgmt          For                            For
       annual remuneration pool available for the
       Board fees paid to Non-Executive Directors
       of Caltex Australia Limited from AUD 1,150,000
       inclusive of statutory entitlements  to AUD
       1,400,000  inclusive of statutory entitlements
       , with effect from 01 JAN 2007

7.1    Elect Mr. Peter Wissel as a Director of Caltex            Mgmt          For                            For
       Australia Limited, in accordance with, and
       on the terms as specified in the Company s
       Constitution

7.2    Elect Mr. Trevor Bourne as a Director of Caltex           Mgmt          For                            For
       Australia Limited, in accordance with, and
       on the terms as specified in the Company s
       Constitution

7.3    Re-elect Mr. Elizabeth Bryan as a Director of             Mgmt          For                            For
       Caltex Australia Limited, in accordance with,
       and on the terms as specified in the Company
       s Constitution

       Questions and Comments                                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CANADIAN NAT RES LTD                                                                        Agenda Number:  700919218
--------------------------------------------------------------------------------------------------------------------------
        Security:  136385101
    Meeting Type:  AGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  CA1363851017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Catherine M. Best as a Director                 Mgmt          For                            For

1.2    Elect Mr. N. Murray Edwards as a Director                 Mgmt          For                            For

1.3    Elect Honourable Gary A. Filmon as a Director             Mgmt          For                            For

1.4    Elect Amb. Gordon D. Giffin as a Director                 Mgmt          For                            For

1.5    Elect Mr. John G. Langille as a Director                  Mgmt          For                            For

1.6    Elect Mr. Keith A. J. MacPhail as a Director              Mgmt          For                            For

1.7    Elect Mr. Allan P. Markin as a Director                   Mgmt          For                            For

1.8    Elect Mr. Norman F. McIntyre as a Director                Mgmt          For                            For

1.9    Elect Mr. James S. Palmer as a Director                   Mgmt          For                            For

1.10   Elect Mr. Eldon R. Smith as a Director                    Mgmt          For                            For

1.11   Elect Mr. David A. Tuer as a Director                     Mgmt          For                            For

2.     Approve PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            For
       and authorize the Board to fix their remuneration




--------------------------------------------------------------------------------------------------------------------------
 CANADIAN OIL SANDS TR NEW                                                                   Agenda Number:  700907744
--------------------------------------------------------------------------------------------------------------------------
        Security:  13642L100
    Meeting Type:  MIX
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  CA13642L1004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the consolidated financial statements             Non-Voting    No vote
       of the Trust for the YE 31 DEC 2005, together
       with Auditor s report thereon

1.     Appoint PricewaterhouseCoopers LLP as the Auditor         Mgmt          For                            For
       of Canadian Oil Sands Limited  Corporation
       and to direct the Trustee to vote the common
       shares of the Corporation so as to appoint
       the PricewaterhouseCoopers LLP as the Auditor
       of the Corporation for the ensuing year at
       a remuneration to be fixed by the Corporation
       and approved by the Directors thereon

2.     Appoint PricewaterhouseCoopers LLP as the Auditor         Mgmt          For                            For
       of the Trust for the ensuing year at a remuneration
       to be fixed by the Corporation and approved
       by the Directors thereof

3.     Approve the Trustee s nominees for election               Mgmt          For                            For
       as the Directors of the Corporation for the
       ensuing year and to direct the Trustee to vote
       the common shares of the Corporation so as
       to elect all such nominees as Directors of
       the Corporation and to fill any vacancies among
       the Directors of the Corporation that may arise
       between the meeting and the first meeting of
       Unitholders thereafter that considers the election
       of Directors by appointing to any such vacancy
       a person selected by the Board of the Corporation

S.4    Approve the unit split and amend the Trust Indenture      Mgmt          For                            For
       which permit that unit split and which also
       allow future Unit splits by the Corporation
       as deemed appropriate and approved by the Directors
       thereof  as specified

S.5    Approve certain amendments to the Trust Indenture         Mgmt          For                            For
       regarding foreign ownership constraints as
       specified

6.     Re-appoint Computershare Trust Company of Canada          Mgmt          For                            For
       as Trustee of the Trust for an additional 3
       year term commencing on the Meeting date and
       expiring immediately following the AGM of Unit
       holders in 2009 at a remuneration fixed by
       the Corporation and approved by the Directors
       thereof

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 CANON INC                                                                                   Agenda Number:  700886469
--------------------------------------------------------------------------------------------------------------------------
        Security:  J05124144
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  JP3242800005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   32.5, Final
       JY 67.5, Special JY 0

2      Amend Articles to: Increase Number of Internal            Mgmt          For                            For
       Auditors

3.1    Elect Director                                            Mgmt          For                            For

3.2    Elect Director                                            Mgmt          For                            For

3.3    Elect Director                                            Mgmt          For                            For

3.4    Elect Director                                            Mgmt          For                            For

3.5    Elect Director                                            Mgmt          For                            For

3.6    Elect Director                                            Mgmt          For                            For

3.7    Elect Director                                            Mgmt          For                            For

3.8    Elect Director                                            Mgmt          For                            For

3.9    Elect Director                                            Mgmt          For                            For

3.10   Elect Director                                            Mgmt          For                            For

3.11   Elect Director                                            Mgmt          For                            For

3.12   Elect Director                                            Mgmt          For                            For

3.13   Elect Director                                            Mgmt          For                            For

3.14   Elect Director                                            Mgmt          For                            For

3.15   Elect Director                                            Mgmt          For                            For

3.16   Elect Director                                            Mgmt          For                            For

3.17   Elect Director                                            Mgmt          For                            For

3.18   Elect Director                                            Mgmt          For                            For

3.19   Elect Director                                            Mgmt          For                            For

3.20   Elect Director                                            Mgmt          For                            For

3.21   Elect Director                                            Mgmt          For                            For

3.22   Elect Director                                            Mgmt          For                            For

3.23   Elect Director                                            Mgmt          For                            For

3.24   Elect Director                                            Mgmt          For                            For

3.25   Elect Director                                            Mgmt          For                            For

3.26   Elect Director                                            Mgmt          For                            For

4.1    Appoint Internal Statutory Auditor                        Mgmt          For                            For

4.2    Appoint Internal Statutory Auditor                        Mgmt          For                            For

5      Approve Retirement Bonuses for Directors and              Mgmt          Abstain                        Against
       Statutory Auditor




--------------------------------------------------------------------------------------------------------------------------
 CANON SALES CO INC                                                                          Agenda Number:  700888134
--------------------------------------------------------------------------------------------------------------------------
        Security:  J05166111
    Meeting Type:  AGM
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  JP3243600008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   13, Final
       JY 13, Special JY 2

2      Amend Articles to: Change Company Name to Canon           Mgmt          For                            For
       Marketing Japan Inc.

3.1    Elect Director                                            Mgmt          For                            For

3.2    Elect Director                                            Mgmt          For                            For

3.3    Elect Director                                            Mgmt          For                            For

3.4    Elect Director                                            Mgmt          For                            For

3.5    Elect Director                                            Mgmt          For                            For

3.6    Elect Director                                            Mgmt          For                            For

3.7    Elect Director                                            Mgmt          For                            For

3.8    Elect Director                                            Mgmt          For                            For

3.9    Elect Director                                            Mgmt          For                            For

3.10   Elect Director                                            Mgmt          For                            For

3.11   Elect Director                                            Mgmt          For                            For

3.12   Elect Director                                            Mgmt          For                            For

3.13   Elect Director                                            Mgmt          For                            For

3.14   Elect Director                                            Mgmt          For                            For

3.15   Elect Director                                            Mgmt          For                            For

3.16   Elect Director                                            Mgmt          For                            For

3.17   Elect Director                                            Mgmt          For                            For

4.1    Appoint Internal Statutory Auditor                        Mgmt          For                            For

4.2    Appoint Internal Statutory Auditor                        Mgmt          For                            For

5      Approve Retirement Bonuses for Directors and              Mgmt          For                            For
       Statutory Auditors




--------------------------------------------------------------------------------------------------------------------------
 CAPITAL ONE FINANCIAL CORPORATION                                                           Agenda Number:  932458777
--------------------------------------------------------------------------------------------------------------------------
        Security:  14040H105
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  COF
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD D. FAIRBANK                                       Mgmt          For                            For
       E.R. CAMPBELL                                             Mgmt          For                            For
       STANLEY WESTREICH                                         Mgmt          For                            For

02     RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT          Mgmt          For                            For
       AUDITORS OF THE CORPORATION FOR 2006.

03     APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED         Mgmt          For                            For
       CAPITAL ONE 2004 STOCK INCENTIVE PLAN.

04     STOCKHOLDER PROPOSAL: DIRECTOR ELECTION MAJORITY          Shr           Against                        For
       VOTE STANDARD.




--------------------------------------------------------------------------------------------------------------------------
 CAPITALAND LTD                                                                              Agenda Number:  700915880
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y10923103
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  SG1J27887962
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the audited accounts for the YE 31 DEC 2005
       and the Auditors  report thereon

2.     Declare a first and final dividend of SGD 0.06            Mgmt          For                            For
       per share and a special dividend of SGD 0.12
       per share, less Singapore income tax at 20%,
       for the YE 31 DEC 2005

3.     Approve the sum of SGD 1,072,692 as Directors             Mgmt          For                            For
       fees for the YE 31 DEC 2005

4.I    Re-elect Mr. Andrew Robert Fowell Buxton as               Mgmt          For                            For
       a Director who retires by rotation pursuant
       to Article 95 of the Articles of Association
       of the Company

4.II   Re-elect Mr. Jackson Peter Tai as a Director              Mgmt          For                            For
       who retires by rotation pursuant to Article
       95 of the Articles of Association of the Company

5.I    Re-elect Professor Robert Henry Edelstein as              Mgmt          For                            For
       a Director who retires pursuant to Article
       101 of the Articles of Association of the Company

5.II   Re-elect Dr. Victor Fung Kwok King as a Director          Mgmt          For                            For
       who retires pursuant to Article 101 of the
       Articles of Association of the Company

5.III  Re-elect Mr. James Koh Cher Siang as a Director           Mgmt          For                            For
       who retires pursuant to Article 101 of the
       Articles of Association of the Company

5.IV   Re-elect Mrs Arfat Pannir Selvam as a Director            Mgmt          For                            For
       who retires pursuant to Article 101 of the
       Articles of Association of the Company

6.I    Re-appoint Dr. Hu Tsu Tau as a Director, who              Mgmt          For                            For
       retires under Section 153(6) of the Companies
       Act, Chapter 50 of Singapore, until the next
       AGM

6.II   Re-appoint Mr. Hsuan Owyang as a Director, who            Mgmt          For                            For
       retires under Section 153(6) of the Companies
       Act, Chapter 50 of Singapore, until the next
       AGM

6.III  Re-appoint Mr. Lim Chin Beng as a Director,               Mgmt          For                            For
       who retires under Section 153(6) of the Companies
       Act, Chapter 50 of Singapore, until the next
       AGM

7.     Re-appoint Messrs. KPMG as the Auditors of the            Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

8.     Transact any other business                               Other         For                            *

9.A    Authorize the Directors of the Company to: a)             Mgmt          For                            For
       (i) issue shares in the capital of the Company
       shares  whether by way of rights, bonus or
       otherwise; and/or (ii) make or grant offers,
       agreements or options  collectively, Instruments
       that might or would require shares to be issued,
       including but not limited to the creation and
       issue of  as well as adjustments to  warrants,
       debentures or other instruments convertible
       into shares, at any time and upon such terms
       and conditions and for such purposes and to
       such persons as the Directors may in their
       absolute discretion deem fit; and b)  notwithstanding
       the authority conferred by this resolution
       may have ceased to be in force  issue shares
       in pursuance of any Instrument made or granted
       by the Directors while this resolution was
       in force, provided that: 1) the aggregate number
       of shares to be issued pursuant to this resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this resolution  does not exceed 50% of the
       issued share capital of the Company  as specified
       , of which the aggregate number of shares to
       be issued other than on a pro rata basis to
       shareholders of the Company  including shares
       to be issued in pursuance of Instruments made
       or granted pursuant to this resolution  does
       not exceed 20% of the issued share capital
       of the Company  as specified ; 2)  subject
       to such manner of calculation as may be prescribed
       by the Singapore Exchange Securities Trading
       Limited  for the purpose of determining the
       aggregate number of shares that may be issued
       as specified, the percentage of issued share
       capital shall be based on the issued share
       capital of the Company at the time this resolution
       is passed, after adjusting for: (i) new shares
       arising from the conversion or exercise of
       any convertible securities or share options
       or vesting of share awards which are outstanding
       or subsisting at the time this resolution is
       passed; and (ii) any subsequent consolidation
       or subdivision of shares; 3) in exercising
       the authority conferred by this resolution,
       the Company shall comply with the provisions
       of the Listing Manual of the Singapore Exchange
       Securities Trading Limited for the time being
       in force  unless such compliance has been waived
       by the Singapore Exchange Securities Trading
       Limited  and the Articles of Association for
       the time being of the Company;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the date by which the next
       AGM of the Company is required by law to be
       held

9.B    Authorize the Board of Directors to offer and             Mgmt          For                            For
       grant options in accordance with the provisions
       of the Capitaland Share Option Plan  Share
       Option Plan  and/or to grant awards in accordance
       with the provisions of the Capitaland Performance
       Share Plan  Performance Share Plan  and/or
       the Capitaland Restricted Stock Plan  Restricted
       Stock Plan   the Share Option Plan, the Performance
       Share Plan and the Restricted Stock Plan, together
       the Share Plans ; and to allot and issue from
       time to time such number of shares in the Company
       as may be required to be issued pursuant to
       the exercise of options under the Share Option
       Plan and/or such number of fully paid shares
       in the Company as may be required to be issued
       pursuant to the vesting of awards under the
       Performance Share Plan and/or the Restricted
       Stock Plan, provided that the aggregate number
       of shares to be issued pursuant to the Share
       Plans shall not exceed 15% of the total issued
       share capital of the Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 CAPITALAND LTD                                                                              Agenda Number:  700915905
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y10923103
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  SG1J27887962
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles 2, 3, 4, 5, 6, 8, 9, 10,               Mgmt          For                            For
       11, 12, 14, 15, 17, 19, 21(C), 22, 25, 28,
       38, 40, 41, 47, 48, 49, 50, 51, 54, 59, 64,
       65, 68, 79, 92, 93, 94, 97, 100, 102(C), 103(A),
       103(B), 107, 111, 114, 116, 124, 127, 130,
       136, 139, 142, 144 and 150 of the Articles
       of Association of the Company  the Articles
       together with the headings appearing above
       Articles 3 and 136 be altered and amend a new
       Article 5 and heading above new Article 5 be
       inserted as specified




--------------------------------------------------------------------------------------------------------------------------
 CARNIVAL CORPORATION                                                                        Agenda Number:  932445162
--------------------------------------------------------------------------------------------------------------------------
        Security:  143658300
    Meeting Type:  Annual
    Meeting Date:  20-Apr-2006
          Ticker:  CCL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICKY ARISON                                              Mgmt          For                            For
       AMB RICHARD G. CAPEN JR                                   Mgmt          For                            For
       ROBERT H. DICKINSON                                       Mgmt          For                            For
       ARNOLD W. DONALD                                          Mgmt          For                            For
       PIER LUIGI FOSCHI                                         Mgmt          For                            For
       HOWARD S. FRANK                                           Mgmt          For                            For
       RICHARD J. GLASIER                                        Mgmt          For                            For
       BARONESS HOGG                                             Mgmt          For                            For
       A. KIRK LANTERMAN                                         Mgmt          For                            For
       MODESTO A. MAIDIQUE                                       Mgmt          For                            For
       SIR JOHN PARKER                                           Mgmt          For                            For
       PETER G. RATCLIFFE                                        Mgmt          For                            For
       STUART SUBOTNICK                                          Mgmt          For                            For
       UZI ZUCKER                                                Mgmt          For                            For

02     TO RE-APPOINT PRICEWATERHOUSECOOPERS LLP AS               Mgmt          For                            For
       INDEPENDENT AUDITORS FOR CARNIVAL PLC AND TO
       RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS
       LLP AS THE INDEPENDENT REGISTERED CERTIFIED
       PUBLIC ACCOUNTING FIRM FOR CARNIVAL CORPORATION.

03     TO AUTHORIZE THE AUDIT COMMITTEE OF CARNIVAL              Mgmt          For                            For
       PLC TO AGREE TO THE REMUNERATION OF THE INDEPENDENT
       AUDITORS.

04     TO RECEIVE THE ACCOUNTS AND REPORTS FOR CARNIVAL          Mgmt          For                            For
       PLC FOR THE FINANCIAL YEAR ENDED NOVEMBER 30,
       2005.

05     TO APPROVE THE DIRECTORS  REMUNERATION REPORT             Mgmt          For                            For
       OF CARNIVAL PLC.

06     TO APPROVE LIMITS ON THE AUTHORITY TO ALLOT               Mgmt          For                            For
       SHARES BY CARNIVAL PLC.

07     TO APPROVE THE DISAPPLICATION OF PRE-EMPTION              Mgmt          For                            For
       RIGHTS FOR CARNIVAL PLC.

08     TO APPROVE A GENERAL AUTHORITY FOR CARNIVAL               Mgmt          For                            For
       PLC TO BUY BACK CARNIVAL PLC ORDINARY SHARES
       IN THE OPEN MARKET.




--------------------------------------------------------------------------------------------------------------------------
 CATHAY FINL HLDG LTD                                                                        Agenda Number:  700976016
--------------------------------------------------------------------------------------------------------------------------
        Security:  14915V205
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  US14915V2051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 2005 operating results and financial          Mgmt          For                            For
       statements

2.     Approve allocation of income and dividends                Mgmt          For                            For

3.     Approve capitalization of 2005 dividends and              Mgmt          Abstain                        Against
       employee profit sharing

4.     Amend the Article of Association                          Mgmt          For                            For

5.     Amend the election rules of the Directors and             Mgmt          Abstain                        Against
       the Supervisors

6.     Amend the procedures Governing the Acquisition            Mgmt          For                            For
       or Disposal of Assets

7.     Approve the acquisition through Share Swap Agreement      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CEMEX, S.A. DE C.V.                                                                         Agenda Number:  932484621
--------------------------------------------------------------------------------------------------------------------------
        Security:  151290889
    Meeting Type:  Special
    Meeting Date:  27-Apr-2006
          Ticker:  CX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

E1     PROPOSAL TO SPLIT EACH OF THE COMPANY S ORDINARY          Mgmt          For                            For
       COMMON SHARES SERIES  A  AND SERIES  B  SHARES
       AND AMEND ARTICLE 6 OF THE COMPANY S BY-LAWS.

E2     PROPOSAL TO CHANGE THE COMPANY S BY-LAWS.                 Mgmt          For                            For

E3     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING AND THE CHANGES IN THE
       COMPANY S BY-LAWS OR ESTATUTOS SOCIALES, IF
       APPLICABLE.

O1     APPROVAL OF THE FINANCIAL STATEMENTS FOR THE              Mgmt          For                            For
       FISCAL YEAR ENDED DECEMBER 31, 2005.

O2     ALLOCATION OF PROFITS AND THE MAXIMUM AMOUNT              Mgmt          For                            For
       OF FUNDS TO BE USED FOR THE PURCHASE OF COMPANY
       SHARES.

O3     PROPOSAL TO INCREASE THE CAPITAL STOCK OF THE             Mgmt          For                            For
       COMPANY IN ITS VARIABLE PORTION.

O4     APPOINTMENT OF DIRECTORS AND STATUTORY AUDITORS,          Mgmt          For                            For
       AND PRESIDENT OF THE AUDIT COMMITTEE AND SOCIETAL
       PRACTICES.

O5     COMPENSATION OF DIRECTORS, STATUTORY AUDITORS             Mgmt          For                            For
       AND AUDIT AND SOCIETAL PRACTICES COMMITTEE.

O6     APPOINTMENT OF DELEGATES TO FORMALIZE THE RESOLUTIONS     Mgmt          For                            For
       ADOPTED AT THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 CHEVRON CORPORATION                                                                         Agenda Number:  932454399
--------------------------------------------------------------------------------------------------------------------------
        Security:  166764100
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  CVX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       S.H. ARMACOST                                             Mgmt          For                            For
       L.F. DEILY                                                Mgmt          For                            For
       R.E. DENHAM                                               Mgmt          For                            For
       R.J. EATON                                                Mgmt          For                            For
       S. GINN                                                   Mgmt          For                            For
       F.G. JENIFER                                              Mgmt          For                            For
       S. NUNN                                                   Mgmt          For                            For
       D.J. O'REILLY                                             Mgmt          For                            For
       D.B. RICE                                                 Mgmt          For                            For
       P.J. ROBERTSON                                            Mgmt          For                            For
       C.R. SHOEMATE                                             Mgmt          For                            For
       R.D. SUGAR                                                Mgmt          For                            For
       C. WARE                                                   Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     AMEND COMPANY BY-LAWS TO INCLUDE PROPONENT REIMBURSEMENT  Shr           Against                        For

04     REPORT ON OIL & GAS DRILLING IN PROTECTED AREAS           Shr           Against                        For

05     REPORT ON POLITICAL CONTRIBUTIONS                         Shr           Against                        For

06     ADOPT AN ANIMAL WELFARE POLICY                            Shr           Against                        For

07     REPORT ON HUMAN RIGHTS                                    Shr           Against                        For

08     REPORT ON ECUADOR                                         Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 CHI MEI OPTOELECTRONICS CORP                                                                Agenda Number:  700876773
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1371Q104
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2006
          Ticker:
            ISIN:  TW0003009007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to issue new shares through Private               Mgmt          For                            For
       Placement

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 CHI MEI OPTOELECTRONICS CORP                                                                Agenda Number:  700993909
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1371T108
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  TW0003009007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Receive the 2005 business operations                      Mgmt          For                            For

A.2    Receive the 2005 audited reports                          Mgmt          For                            For

A.3    Approve the status of indirect investment in              Mgmt          For                            For
       people s Republic of China for year 2005

A.4    Approve the status of preferred stocks via private        Mgmt          For                            For
       placement for year 2005

A.5    Approve the status of capital injection via               Mgmt          For                            For
       issuance of new shares for global depositary
       receipt in year 2005

B.1.1  Receive the 2005 financial statements                     Mgmt          For                            For

B.1.2  Approve the 2005 profit distribution; proposed            Mgmt          For                            For
       cash dividend: TWD 0.32 per share

B.1.3  Amend the procedures of asset acquisition or              Mgmt          For                            For
       disposal

B.1.4  Amend the procedures of trading derivatives               Mgmt          For                            For

B.1.5  Amend the procedures of endorsement and guarantee         Mgmt          For                            For

B.1.6  Amend the procedures of monetary loans                    Mgmt          For                            For

B.2.1  Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings and employee bonus; proposed stock
       dividend: 48 shares for 1,000 shares held

B.2.2  Amend the Articles of Incorporation                       Mgmt          For                            For

B.2.3  Amend the rules of the election of Directors              Mgmt          For                            For
       and Supervisors

B.3    Extraordinary motions                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHINA NETCOM GROUP CORP HONG  KONG LTD                                                      Agenda Number:  700809950
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505N100
    Meeting Type:  EGM
    Meeting Date:  25-Oct-2005
          Ticker:
            ISIN:  HK0906028292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve that, the conditional Sale and Purchase           Mgmt          For                            For
       Agreement dated 12 SEP 2005  the Acquisition
       Agreement  entered into among the Company,
       China Netcom Group Corporation  BVI  Limited
       CNC BVI  and China Network Communications
       Group Corporation  China Netcom Group , as
       specified, pursuant to which, inter alia, CNC
       BVI has agreed as legal and beneficial owner
       to sell and the Company has agreed to purchase
       the entire issued share capital of China Netcom
       Group New Horizon Communications Corporation
       (BVI) Limited, which holds the entire equity
       interest in China Netcom Group New Horizon
       Communications Corporation Limited which in
       turn owns the assets and liabilities and the
       business operations for the provision of fixed-line
       telephone services, broadband and other internet-related
       services in Heilongjiang Province, Jilin Province,
       Neimenggu Autonomous Region and Shanxi Province
       in the People s Republic of China, at a consideration
       of RMB 12,800 million, comprising an initial
       consideration of RMB 3,000 million payable
       in cash to CNC BVI and a deferred consideration
       of RMB 9,800 million payable within 5 years
       after completion of the acquisition contemplated
       under the Acquisition Agreement and authorize
       the Directors of the Company to do all such
       further acts and things and execute such further
       documents and take all such steps which in
       their opinion may be necessary, desirable or
       expedient to implement and/or give effect to
       the terms of the Acquisition Agreement

2.     Approve that, subject to the passing of Ordinary          Mgmt          For                            For
       Resolution No.1 set out in the notice convening
       the EGM at which this Resolution is proposed,
       the continuing connected transactions contemplated
       under the Engineering and Information Technology
       Services Agreement and the Materials Procurement
       Agreement, as specified, together with the
       relevant annual caps and authorize the Directors
       of the Company to do all such further acts
       and things and execute such further documents
       and take all such steps which in their opinion
       may be necessary, desirable or expedient to
       implement and/or give effect to the terms of
       such continuing connected transactions

3.     Approve that, subject to the passing of Ordinary          Mgmt          For                            For
       Resolution No.1 set out in the notice convening
       the EGM at which this Resolution is proposed,
       the continuing connected transactions contemplated
       under the Domestic Interconnection Settlement
       Agreement and the International Long Distance
       Voice Services Settlement Agreement, as specified
       and for which continuing connected transactions
       no annual caps have been proposed and authorize
       the Directors of the Company to do all such
       further acts and things and execute such further
       documents and take all such steps which in
       their opinion may be necessary, desirable or
       expedient to implement and/or give effect to
       the terms of such continuing connected transactions




--------------------------------------------------------------------------------------------------------------------------
 CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD                                              Agenda Number:  700917389
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505N100
    Meeting Type:  AGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  HK0906028292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296623 DUE TO RECEIPT DIRECTORS NAMES. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Receive and approve the financial statements              Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of HK0.466 per share             Mgmt          For                            For
       for FYE 31 DEC 2005

3.1    Re-elect Mr. Jose Maria Alvarez-Pallete as a              Mgmt          For                            For
       Director

3.2    Re-elect Mr. Zhang Xiaotie as a Director                  Mgmt          For                            For

3.3    Re-elect Mr. Miao Jianhua as a Director                   Mgmt          For                            For

3.4    Re-elect Mr. John Lawson Thornton as a Director           Mgmt          For                            For

3.5    Re-elect Mr. Victor Cha Mou Zing as a Director            Mgmt          For                            For

4.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors and authorize the Directors to
       fix their remuneration

5.     Authorize the Directors, during the relevant              Mgmt          For                            For
       period to purchase shares of USD 0.04 each
       in the capital of the Company including any
       form of depositary receipt representing the
       right to receive such shares  Shares , the
       aggregate nominal amount of shares which may
       be purchased on The Stock Exchange of Hong
       Kong Limited or any other stock exchange on
       which the securities of the Company may be
       listed and which is recognized by the Securities
       and Futures Commission of Hong Kong and the
       Stock Exchange of Hong Kong Limited, not exceed
       or represent 10% of the aggregate nominal amount
       of the share capital of the Company in issue
       at the date of passing this resolution; and
       the said approval shall be limited accordingly;
       Authority expires the earlier of the conclusion
       of the AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is to be held by law

6.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with additional shares in the
       Company  including the making and granting
       of offers, agreements and options which might
       require shares to be allotted, whether during
       the continuance of such mandate or thereafter
       , not exceeding the aggregate of a) 20% of
       the aggregate nominal amount of the share capital
       of the Company; b) the nominal amount of the
       share capital of the Company repurchased by
       the Company subsequent to the passing of this
       resolution  up to a maximum equivalent to 10%
       of the aggregate nominal amount of the share
       capital of the Company in issue at the date
       of passing this resolution , otherwise than
       pursuant to i) a rights; or ii) the exercise
       of options granted under ant Share Option Scheme
       adopted by the Company; or iii) any script
       dividend or similar arrangement providing for
       the allotment of shares in lieu of the whole
       or part of a dividend in accordance with the
       Articles of Association of the Company;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM is to be held by law

7.     Authorize the Directors of the Company to exercise        Mgmt          For                            For
       the powers of the Company refer to in the resolution
       6 in the notice of this meeting in respect
       of the share capital of the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 CHINA NETCOM GROUP CORPORATION (HONG KONG) LTD                                              Agenda Number:  700958575
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1505N100
    Meeting Type:  EGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  HK0906028292
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the rules of the Share Option Scheme of             Mgmt          For                            For
       the Company  Share Option Scheme  as specified,
       subject to such modifications of those amendments
       to the rules of the Share Option Scheme as
       the Directors of the Company may consider to
       take in to account the requirements of the
       Stock Exchange of Hong Kong Limited and authorize
       the Directors of the Company to adopt the amendments
       to the rules of the Share Option Scheme and
       do all acts and things necessary to carry such
       amendments and modifications  if any  into
       effect

2.     Amend the terms of options granted under the              Mgmt          For                            For
       Share Option Scheme as specified, subject to
       such modifications of those amendments to the
       terms of options granted under the Share Option
       Scheme as the Directors of the Company may
       consider necessary to take into account the
       requirements of the Stock Exchange of Hong
       Kong Limited and authorize the Directors of
       the Company to adopt the amendments to the
       terms and options granted under the Share Option
       Scheme and do all acts and things necessary
       to carry such amendments and modifications
       if any  into effect




--------------------------------------------------------------------------------------------------------------------------
 CHINA STEEL CORP                                                                            Agenda Number:  700904623
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15041109
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  TW0002002003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Receive the 2005 business operations report               Mgmt          For                            For

1.2    Receive the Supervisor s review of the finalized          Mgmt          For                            For
       financial statements of 2005

1.3    Approve the status of endorsement and guarantee           Mgmt          For                            For

1.4    Approve to report the status of the repurchase            Mgmt          For                            For
       of the Company s own shares

1.5    Receive the report on the criteria of ethical             Mgmt          For                            For
       behavior for the Directors and the Supervisors
       and the criteria of ethical behavior for high
       ranking Officers

2.1    Approve the 2005 business report and the financial        Mgmt          For                            For
       statements

2.2    Approve the 2005 profit distribution; cash dividend:      Mgmt          For                            For
       TWD 3.75 per share

2.3    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; stock dividend: 35 shares for 1000
       shares held

2.4    Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

2.5    Amend the rules of the shareholders meeting               Mgmt          Abstain                        Against

2.6    Approve to release the prohibition on the Director,       Mgmt          Abstain                        Against
       Mr. Y.C. Chiang, from participation in competitive
       business

2.7    Approve to release the prohibition on the Director,       Mgmt          Abstain                        Against
       Mr. L.M. Chung, from participation in competitive
       business

3.     Extraordinary motions                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHINA UNICOM LTD                                                                            Agenda Number:  700939347
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15125100
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  HK0762009410
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the financial statements             Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of RMB 0.11 per share            Mgmt          For                            For
       for the YE 31 DEC 2005

3.A.1  Elect Mr. Chang Xiaobing as a Director                    Mgmt          For                            For

3.A.2  Elect Mr. Tong Jilu as a Director                         Mgmt          For                            For

3.A.3  Elect Mr. Li Jianguo as a Director                        Mgmt          For                            For

3.A.4  Elect Mr. Yang Xiaowei as a Director                      Mgmt          For                            For

3.A.5  Elect Mr. Li Zhengmao as a Director                       Mgmt          For                            For

3.A.6  Elect Mr. Li Gang as a Director                           Mgmt          For                            For

3.A.7  Elect Mr. Zhang Junan as a Director                       Mgmt          For                            For

3.A.8  Elect Mr. Lu Jianguo as a Director                        Mgmt          For                            For

3.A.9  Elect Mr. Cheung Wing Lam, Linus as a Director            Mgmt          For                            For

3.A10  Elect Mr. Wong Wai Ming as a Director                     Mgmt          For                            For

3.B    Authorize the Directors to fix remuneration               Mgmt          For                            For
       of the Directors for the YE 31 DEC 2006

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration for the YE 31 DEC 2006

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares of HKD 0.10 each in the capital of the
       Company including any form of depositary receipts
       representing the right to receive such shares
       Shares  on The Stock Exchange of Hong Kong
       Limited  Stock Exchange  or any other stock
       exchange recognized by the Securities and Futures
       Commission of Hong Kong and the Stock Exchange
       in accordance with all applicable laws including
       the Hong Kong Code on share repurchases and
       the Rules Governing the Listing of Securities
       on the Stock Exchange as amended during the
       relevant period, not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company at the date of passing of this resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       to be held by the Company s Articles of Association
       Articles of Association  or the Companies
       Ordinance

6.     Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and dealt with additional shares and
       make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       the aggregate of aa) 20% of the aggregate nominal
       amount of the share capital of the Company
       at the date of passing of this resolution;
       plus bb) the aggregate nominal amount of share
       capital of the Company repurchased by the Company
       up to 10% of the aggregate nominal amount
       of the share capital as at the date of passing
       of this resolution , otherwise than pursuant
       to i) a rights issue; ii) the exercise of options
       granted under any share option scheme adopted
       by the Company; or iii) any scrip dividend
       or similar arrangement;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is to be held by
       the Company s Articles of Association  Articles
       of Association  or the Companies Ordinance

7.     Authorize the Directors to exercise the powers            Mgmt          For                            For
       of the Company referred to in Resolution 6
       in respect of the share capital of the Company
       referred to in such resolution




--------------------------------------------------------------------------------------------------------------------------
 CHINATRUST FINANCIAL HOLDINGS COMPANY LTD                                                   Agenda Number:  700825524
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15093100
    Meeting Type:  EGM
    Meeting Date:  08-Dec-2005
          Ticker:
            ISIN:  TW0002891009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Approve to issue preferred B shares of TWD 20             Mgmt          For                            For
       billion via Private Placed Right Issue

B.1    Amend the Articles of Incorporation                       Mgmt          For                            For

B.2    Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHINATRUST FINANCIAL HOLDINGS COMPANY LTD                                                   Agenda Number:  700954969
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y15093100
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0002891009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 295939 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the report of business operation result           Mgmt          For                            For
       and financial reports of FY 2005

1.2    Receive the Supervisors review financial reports          Mgmt          For                            For
       of FY 2005

1.3    Receive the report of the meeting rules for               Mgmt          For                            For
       the Board of Directors

2.1    Approve the financial reports of FY 2005                  Mgmt          For                            For

2.2    Approve the net profit allocation of FY 2005;             Mgmt          For                            For
       proposed cash dividend: TWD 0.5 per share

3.1    Amend the rules of shareholders  meeting                  Mgmt          For                            For

3.2    Amend the procedures of asset acquisition or              Mgmt          For                            For
       disposal

3.3    Approve to issue the additional shares; proposed          Mgmt          For                            For
       stock dividend: 120 shares for 1,000 shares
       held

3.4    Amend the Articles of Incorporation                       Mgmt          For                            For

4.     Extraordinary proposals                                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 CHUGAI PHARMACEUTICAL CO LTD                                                                Agenda Number:  700885520
--------------------------------------------------------------------------------------------------------------------------
        Security:  J06930101
    Meeting Type:  AGM
    Meeting Date:  23-Mar-2006
          Ticker:
            ISIN:  JP3519400000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   12, Final
       JY 12, Special JY 10

2      Amend Articles to: Abolish Retirement Bonus               Mgmt          For                            For
       System for Nonexecutive Directors and Statutory
       Auditors - Authorize Public Announcements in
       Electronic Format

3      Approve Corporate Split Agreement and Transfer            Mgmt          For                            For
       of Operations to Wholly-Owned  Subsidiary

4.1    Elect Director                                            Mgmt          For                            For

4.2    Elect Director                                            Mgmt          For                            For

4.3    Elect Director                                            Mgmt          For                            For

4.4    Elect Director                                            Mgmt          For                            For

4.5    Elect Director                                            Mgmt          For                            For

4.6    Elect Director                                            Mgmt          For                            For

4.7    Elect Director                                            Mgmt          For                            For

4.8    Elect Director                                            Mgmt          For                            For

4.9    Elect Director                                            Mgmt          For                            For

4.10   Elect Director                                            Mgmt          For                            For

5      Approve Executive Stock Option Plan                       Mgmt          For                            For

6      Approve Retirement Bonus for Director and Special         Mgmt          Against                        Against
       Payments to Continuing      Nonexecutive Directors
       and Statutory Auditors in Connection with Abolition
       of Retirement Bonus System

7      Approve Adjustment to Aggregate Compensation              Mgmt          For                            For
       Ceiling for Statutory Auditors




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO LTD                                                                     Agenda Number:  700910905
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1613J108
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  TW0002412004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 289844 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 business reports                         Mgmt          For                            For

1.2    Receive the 2005 audited reports                          Mgmt          For                            For

1.3    Receive the audit number of the 2004 financial            Mgmt          For                            For
       statements

1.4    Receive the report on the status of  buyback              Mgmt          For                            For
       treasury stock

1.5    Approve to revise the code of conduct                     Mgmt          For                            For

1.6    Approve the Company s issuance of preferred               Mgmt          For                            For
       shares based on Article 12-8 of the Telecommunications
       Act and Article 6-1 of the Articles of Incorporation
       of the Company

2.1    Approve the 2005 business reports and financial           Mgmt          For                            For
       statements

2.2    Approve the 2005 profit distribution: proposed            Mgmt          For                            For
       cash dividend: TWD 4.3 per share

3.1    Approve the revision to the rules of shareholder          Mgmt          For                            For
       meeting

3.2    Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings; proposed stock dividend: 20 for 1000
       shares held

3.3    Amend the Articles of Incorporation                       Mgmt          For                            For

3.4    Approve the revision to the procedures of asset           Mgmt          For                            For
       acquisition or disposal

3.5    Approve the proposal of the fixed disbursement            Mgmt          For                            For
       of remuneration to the Directors and the Supervisors

4.     Extraordinary motions                                     Other         For                            *

       PLEASE NOTE THAT UNDER LATEST AMENDMENT TO ARTICLE        Non-Voting    No vote
       172-1 AND 192-1 OF THE COMPANY LAW, ANY SHAREHOLDER
       POSSESSING 1% OR MORE OF TOTAL ISSUED SHARES
       IS GIVEN THE RIGHTS  SUBJECT TO CERTAIN CONDITIONS
       AND LIMITATIONS  :1) SUBMIT ONE PROPOSAL, CONSTRAINED
       WITHIN 300 CHINESE CHARACTERS, TO SHAREHOLDERS
       MEETING FOR THE DISCUSSION AND2) NOMINNATE
       TO THE COMPANY CANDIDATES FOR ELECTION OF DIRECTORS
       AT SHAREHOLDERS MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 CHUNGHWA TELECOM CO., LTD.                                                                  Agenda Number:  932511125
--------------------------------------------------------------------------------------------------------------------------
        Security:  17133Q205
    Meeting Type:  Annual
    Meeting Date:  30-May-2006
          Ticker:  CHT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     THE COMPANY S OPERATION REPORTS FOR 2005.                 Mgmt          For                            For

A2     THE SUPERVISORS  AUDIT REPORTS ON THE COMPANY             Mgmt          For                            For
       S FINANCIAL STATEMENTS FOR 2005.

A3     THE COMPANY S FINANCIAL STATEMENTS FOR 2004               Mgmt          For                            For
       APPROVED BY THE MINISTRY OF AUDIT OF THE REPUBLIC
       OF CHINA.

A4     THE COMPANY S IMPLEMENTATION OF ITS SHARE REPURCHASE      Mgmt          For                            For
       PROGRAM.

A5     THE COMPANY S AMENDMENT TO ITS CODE OF ETHICS.            Mgmt          For                            For

A6     THE COMPANY S ISSUANCE OF PREFERRED SHARES BASED          Mgmt          For                            For
       ON ARTICLE 12 OF THE TELECOMMUNICATIONS ACT.

B1     THE COMPANY S OPERATION REPORTS AND FINANCIAL             Mgmt          For                            For
       STATEMENTS FOR YEAR 2005.

B2     THE COMPANY S DISTRIBUTION OF EARNINGS FOR YEAR           Mgmt          For                            For
       2005.

C1     AMENDMENT TO THE ORDINANCE OF THE COMPANY S               Mgmt          For                            For
       ANNUAL GENERAL MEETING.

C2     PROPOSAL TO INCREASE THE COMPANY S CAPITAL THROUGH        Mgmt          For                            For
       EARNINGS.

C3     AMENDMENT TO THE COMPANY S ARTICLES OF INCORPORATION.     Mgmt          For                            For

C4     AMENDMENT TO THE COMPANY S PROCEDURES FOR ACQUISITIONS    Mgmt          For                            For
       OR DISPOSITION OF ASSETS.

C5     PROPOSAL TO DISBURSE REMUNERATIONS TO THE COMPANY         Mgmt          For                            For
       S DIRECTORS AND SUPERVISORS.

D      EXTRAORDINARY MOTIONS.                                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 CIA ENERGETICA DE MINAS GERAIS CEMIG CMIG                                                   Agenda Number:  700901095
--------------------------------------------------------------------------------------------------------------------------
        Security:  P2577R110
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  BRCMIGACNPR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE PREFERRED SHAREHOLDERS               Non-Voting    No vote
       CAN VOTE ON RESOLUTION 5 ONLY. THANK YOU

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP. THANK YOU

1.     Discuss and approve the Board of Directors                Non-Voting    No vote
       report and the financial statements for the
       FYE 31 DEC 2005 as well as the respective complementary
       documents

2.     Approve to distribute the net profits from the            Non-Voting    No vote
       FY 2005 in accordance with the provisions of
       Article 192 of Law Number 6.404/76 as amended

3.     Approve to set the manner and date for the payment        Non-Voting    No vote
       of interest on own capital and dividends of
       BRL 1096,949

4.     Elect the Members and substitute Members of               Non-Voting    No vote
       the Board of Directors

5.     Elect the Members and substitute Members of               Mgmt          For                            For
       the Finance committee and approve to set their
       remuneration

6.     Approve to set the remuneration of the Company            Non-Voting    No vote
       s Directors

       SHAREHOLDERS SUBMITTING A VOTE TO ELECT A MEMBER          Non-Voting    No vote
       MUST INCLUDE THE NAME OF THE CANDIDATE TO BE
       ELECTED. IF AN INSTRUCTION IN FAVOR OF OR AGAINST
       IS RECEIVED WITHOUT THE NAME OF THE CANDIDATE,
       THE DEFAULT IS TO VOTE FOR OR AGAINST THE COMPANY




--------------------------------------------------------------------------------------------------------------------------
 CIE GENERALE DES ETABLISSEMENTS MICHELIN SA, CLERMONT-FERRAND                               Agenda Number:  700908152
--------------------------------------------------------------------------------------------------------------------------
        Security:  F61824144
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  FR0000121261
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT SHARE BLOCKING DOES NOT APPLY            Non-Voting    No vote
       AS MICHELIN S SHARES ARE IN REGISTERED FORM.

       PLEASE NOTE THAT THIS IS A MIXED SHAREHOLDERS             Non-Voting    No vote
       MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS A MIXED SHAREHOLDERS             Non-Voting    No vote
       MEETING. THANK YOU.

O.1    The Annual Shareholders Meeting, having heard             Mgmt          For                            For
       the Managing Partners  Report, the Auditors
       Report and the Report of the Supervisory Board,
       hereby approves the Company s accounts for
       2005 and the resulting profit recorded therein
       of EUR 270,156,351.29. The Annual Shareholders
       Meeting hereby approves the operations described
       in the above accounts and reports, specifically
       and insofar as necessary, those affecting the
       various reserve accounts

O.2    Appropriation of profits for financial year               Mgmt          For                            For
       2005. Upon recommendation by the Managing Partners
       and as approved by the Supervisory Board, The
       Annual Shareholders  Meeting, in consideration
       of a profit for the year of EUR 270,156,351.29
       The reserve account will amount to the minimum
       statutory 10% or EUR 120.00 Of capital EUR
       8,894,230.50 Less the General Partners  statutory
       share in the amount of EUR 261,262,000.79 Resulting
       in a balance of EUR 163,141,247.14 Represente
       Augmented by profits brought forward of amounting
       to a distributable sum of EUR 424,403,247.93
       Hereby rules as follows: I - To distribute
       a total amount of EUR 193,573,293.75 which
       amounts to a dividend of EUR 1.35 per share.
       The date of expiry for dividend entitlements
       shall be May 16, 2006, upon which date shares
       shall be quoted net of their dividend entitlement
       for financial year 2005. Note that the proposed
       dividend is eligible to a 40% tax rebate to
       the benefit of individuals whose fiscal residence
       is in France. Dividends distributed in respect
       of the 3 previous financial years are shown
       in the following table: Financial Year 2002:
       Dividends Distributed: EUR 131,867,238.90;
       Dividends: 0.93; Tax Credit: 0.465; Total Earnings:
       1.365; Financial Year 2003: Dividends Distributed:
       EUR 133,349,933.25; Dividends: 0.93; Tax Credit:
       0.465; Total Earnings: 1.365; Financial Year
       2004: Dividends Distributed: EUR 179,233,781.25;
       Dividends: 1.25; II: To transfer the balance
       of EUR 230,829,954.18 to  Profits carried forward

O.3    The Annual Shareholders  Meeting, having heard            Mgmt          For                            For
       the Managing Partner s Report, the Auditors
       Report and the Report of the Supervisory Board,
       hereby approves the consolidated accounts for
       2005 and the profit recorded therein of EUR
       889,423,049.62

O.4    Annual Shareholders  Meeting, having heard the            Mgmt          For                            For
       Special Auditors Report on regulated agreements
       pursuant to article L 226-10 of the French
       Commercial Code (Code de Commerce), hereby
       approves said reports and duly records that
       there are no such agreements to be submitted
       for approval

O.5    The Annual Shareholders  Meeting, having heard            Mgmt          For                            For
       the Managing Partners  Report and the Report
       of the Supervisory Board, fixes at EUR 320,000
       the global annual fee allocated to the Supervisory
       Board

O.6    Authorization for the Company to trade in its             Mgmt          For                            For
       own shares on the Stock Market The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report and the Report of the Supervisory Board,
       Hereby authorizes the Company to trade in its
       own shares, pursuant to article L 225-209 of
       the French Commercial Code (Code de Commerce),
       subject to the following conditions: the maximum
       purchase price shall be EUR 70.00; the minimum
       selling price shall be EUR 40.00; the number
       of shares purchased shall not exceed 10% of
       the total number of equity shares, or a maximum
       amount of EUR 1,003,713,340; the term of this
       authorization shall be 18 months starting from
       the present date. In the event of a capital
       increase by way of incorporation of reserves
       and the allotment of free shares, or in the
       event of a share split or share combination,
       the above prices shall be adjusted by the application
       of a multiplier coefficient which shall be
       equal to the ratio between the number of equity
       shares before and after the operation concerned.
       This authorization purposes to enable the Company
       to avail itself of the right to trade in its
       own shares for the purposes of: the custody,
       sale or remittance by way of exchange or transfer
       of shares in lieu of payment, specifically
       for the purposes of financial transactions
       such as acquisitions or the issue of shares
       conferring direct or indirect access to equity
       capital; the granting of shares to the Company
       s senior and executive managers, or those of
       Group subsidiaries, as part of stock option
       plans; the cancellation of shares, whether
       in all or in part, for the purposes of optimizing
       the Company s share capital and net earnings
       per share; The regularization of the Stock
       Market share price or share liquidity by an
       investment services provider under a liquidity
       contract drafted in accordance with the ethical
       practices charter adopted by the French Stock
       Market Regulatory Authorities (Autorite des
       Marches Financiers). Shares may be acquired
       at any time, on a single occasion or number
       of occasions, whether in the market, by mutual
       agreement, or by any other means and more specifically
       by way of the transfer of blocks of shares,
       the purchase of share options or the use of
       derivative products. For the purposes referred
       to above, the Annual Shareholders  Meeting
       hereby assigns to the Managing Partners, or
       any one of the Managing Partners, full authority
       to enter into contracts, complete all declarations
       and formalities and, more generally, to conduct
       any and all measures as shall be necessary
       for the implementation of decisions taken as
       a result of this authorization. This authorization
       supersedes the resolution adopted for the same
       purpose by the Ordinary Annual Shareholders
       Meeting of May 20, 2005

O.7    Authorization for the Company to trade in its             Mgmt          For                            For
       own shares on the Stock Market The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report and the Report of the Supervisory Board,
       Hereby authorizes the Company to trade in its
       own shares, pursuant to article L 225-209 of
       the French Commercial Code (Code de Commerce),
       subject to the following conditions: the maximum
       purchase price shall be EUR 70.00; the minimum
       selling price shall be EUR 40.00; the number
       of shares purchased shall not exceed 10% of
       the total number of equity shares, or a maximum
       amount of EUR 1,003,713,340; the term of this
       authorization shall be 18 months starting from
       the present date. In the event of a capital
       increase by way of incorporation of reserves
       and the allotment of free shares, or in the
       event of a share split or share combination,
       the above prices shall be adjusted by the application
       of a multiplier coefficient which shall be
       equal to the ratio between the number of equity
       shares before and after the operation concerned.
       This authorization purposes to enable the Company
       to avail itself of the right to trade in its
       own shares for the purposes of: the custody,
       sale or remittance by way of exchange or transfer
       of shares in lieu of payment, specifically
       for the purposes of financial transactions
       such as acquisitions or the issue of shares
       conferring direct or indirect access to equity
       capital; the granting of shares to the Company
       s senior and executive managers, or those of
       Group subsidiaries, as part of stock option
       plans; the cancellation of shares, whether
       in all or in part, for the purposes of optimizing
       the Company s share capital and net earnings
       per share; The regularization of the Stock
       Market share price or share liquidity by an
       investment services provider under a liquidity
       contract drafted in accordance with the ethical
       practices charter adopted by the French Stock
       Market Regulatory Authorities (Autorite des
       Marches Financiers). Shares may be acquired
       at any time, on a single occasion or number
       of occasions, whether in the market, by mutual
       agreement, or by any other means and more specifically
       by way of the transfer of blocks of shares,
       the purchase of share options or the use of
       derivative products. For the purposes referred
       to above, the Annual Shareholders  Meeting
       hereby assigns to the Managing Partners, or
       any one of the Managing Partners, full authority
       to enter into contracts, complete all declarations
       and formalities and, more generally, to conduct
       any and all measures as shall be necessary
       for the implementation of decisions taken as
       a result of this authorization. This authorization
       supersedes the resolution adopted for the same
       purpose by the Ordinary Annual Shareholders
       Meeting of May 20, 2005

E.8    Amendment of the Company s by-laws as a result            Mgmt          For                            For
       of Mr Rene Zingraff s retirement as Managing
       Partner and General Partner The Annual Shareholders
       Meeting, having heard the Managing Partners
       report and the report of the Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Takes
       note of Mr Rene ZINGRAFF s retirement as Managing
       Partner and consequently as General Partner,
       And decides accordingly to amend the text of
       articles 1 and 3 of its by-laws as follows:
       Article 1 - The text of paragraphs 2 and 3
       is changed to read as follows:  Mr Edouard
       MICHELIN and Mr Michel ROLLIER, Managing Partners,
       SOCIETE AUXILIAIRE DE GESTION - SAGES-, a simplified
       stock company, with a capital of forty thousand
       euros whose registered office is at Clermont-Ferrand
       (Puy-de-Dome, France), Are appointed as General
       Partners for an indefinite period and with
       joint and several liability.  Article 3 - Paragraph
       6 is replaced by the following text:  Should
       the management function exercised by Mr Edouard
       MICHELIN cease, for any cause whatsoever, before
       those exercised by Mr Michel ROLLIER, the Company
       name and signatory status will, as a direct
       result of this fact, revert to: M. ROLLIER
       et Cie.

E.9    Increase of the Company s capital by the issuance         Mgmt          For                            For
       of ordinary shares or securities giving access
       to capital with subscription rights being maintained
       The Annual Shareholders  Meeting, having heard
       the Managing Partners  Report, the Auditors
       Report and the Report of the Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Gives
       the Managing Partners, or one of them, the
       ability to decide on one or several capital
       increases, by issuing, in France or abroad,
       ordinary shares or securities giving access
       by all means, immediately and/or after a certain
       lapse of time, to the Company s ordinary shares,
       these securities can be denominated in foreign
       currencies or in whatever basket of currencies.
       The term of this authorization shall be twenty-six
       months starting from the date of the present
       Meeting. Hereby rules as follows: that the
       total amount of capital increases that could
       be carried out immediately and/or over a certain
       lapse of time, cannot be in excess of one hundred
       million euros (EUR 100,000,000), or 35% of
       current issued capital, an amount to which
       will be added, as the case may be, the nominal
       amount of surplus shares to be issued in order
       to protect, as required by law, security holders
       interests giving right to the allocation or
       the subscription of shares; the nominal amount
       of debt securities giving access, immediately
       and/or over a certain lapse of time, to Company
       shares that could be issued pursuant to this
       delegation, cannot exceed one billion euros
       (EUR 1,000,000,000) or its equivalent in any
       other currency or basket of currencies; that
       the Shareholders have, in proportion to the
       amount of shares held, a preemptive subscription
       right, as the case may be, for any shares and/or
       share equivalents not taken up by other Shareholders,
       ordinary shares and securities that could be
       issued according to the present delegation;
       that if the issue is not taken up in full by
       Shareholders exercizing their pre-emptive rights
       as described above, the Managing Partners will
       be able to offer all or some of the unsubscribed
       shares or share equivalents for subscription
       by the public. Notes that the present delegation
       cancels all previous delegations to the same
       purpose

E.10   Increase of the Company s capital by the issuance         Mgmt          For                            For
       of ordinary shares or securities giving access
       to capital with subscription rights being canceled
       The Annual Shareholders  Meeting, having heard
       the Managing Partners  Report, the Auditors
       Report and the Report of the Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Gives
       the Managing Partners, or one of them, the
       ability to decide on one or several capital
       increases, by issuing, in France or abroad,
       ordinary shares or securities giving access
       by all means, immediately and/or after a certain
       lapse of time, to the Company s ordinary shares,
       these securities can be denominated in foreign
       currencies or in whatever basket of currencies.
       The term of this authorization shall be twenty-six
       months starting from the date of the present
       Meeting. Hereby rules as follows: that the
       total amount of capital increases that can
       be carried out immediately and/or over a certain
       lapse of time, cannot be in excess of forty-three
       million euros (EUR 43,000,000), or 15% of current
       issued capital; the nominal amount of debt
       securities giving access, immediately and/or
       over a certain lapse of time, to Company shares
       that could be issued pursuant to this delegation,
       cannot exceed seven hundred million euros (EUR
       700,000,000) or its equivalent in any other
       currency or basket of currencies; to cancel
       the Shareholders  preferential subscription
       right to these debt securities that will be
       issued according to the law and to grant the
       Managing Partners, pursuant to article L 225-135
       of the French Commercial Code (Code du Commerce),
       the power to establish a priority subscription
       right to the benefit of Shareholders; that
       the share issue price will be at least equal
       to the weighted average of the first prices
       quoted in the last three Stock Exchange days
       prior to the day when the price was fixed,
       reduced, as the case may be, by maximum 5%
       statutory below par rating

E.11   Authorization given to the Managing Partners              Mgmt          For                            For
       to increase the amount of shares to be issued
       in the event of surplus demand within the framework
       of capital increases pursuant to the 9th and
       10th resolutions The Annual Shareholders  Meeting,
       having heard the Managing Partners  Report,
       the Auditors  Report and the Report of the
       Supervisory Board, having taken due note of
       the consent of each of the General Partners,
       and ruling under the applicable quorum and
       majority conditions for Extraordinary Shareholders
       Meetings, Grants the Managing Partners, or
       one of them, delegation to raise the amount
       of ordinary shares to be issued in the event
       of a capital increase with or without pre-emptive
       subscription rights within thirty days of the
       end of subscription, within the limit of 15%
       of the initial issue and at the same price
       as that fixed for the issue, within the limit
       of ceilings respectively set forth in the above
       ninth and tenth resolutions. The term of this
       authorization shall be twenty-six months starting
       from the date of the present Meeting

E.12   Authorization given to the Managing Partners              Mgmt          For                            For
       to determine the issuing price of ordinary
       shares or any other securities giving access
       to capital, in the event of the cancellation
       of the Shareholders  preemptive subscription
       rights, capped at 10% per financial year of
       the Company s capital The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report, the Auditors  Report and the Report
       of the Supervisory Board, having taken due
       note of the consent of each of the General
       Partners, and ruling under the applicable quorum
       and majority conditions for Extraordinary Shareholders
       Meetings, Authorizes the Managing Partners,
       or one of them, pursuant to article L 225-136
       of the French Commercial Code (Code de Commerce),
       for each issue decided under the tenth resolution
       above, capped at 10% of issued capital, over
       a twelve-month period, to depart from the price
       fixing conditions set forth in the tenth resolution
       and to fix the issue price of ordinary shares
       and/or securities to be issued, without pre-emptive
       subscription rights, pursuant to one of the
       two following options: weighted average share
       price over a maximum period of six months prior
       to the issue price fixation date; weighted
       average share price of the trading day preceding
       the issue price fixation date, reduced, as
       the case may be, in both cases, by a maximum
       5% below par rate. The term of this authorization
       shall be twenty-six months starting from the
       date of the present Meeting

E.13   Capital increase through incorporation of reserves        Mgmt          For                            For
       The Annual Shareholders  Meeting, having heard
       the Managing Partners  Report, the Auditors
       Report and the Report of Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Grants
       the Managing Partners, or one of them, delegation
       to make one or several issued capital increases,
       through incorporation of a maximum amount of
       EUR eighty million (EUR 80,000,000), of reserves,
       profits, issue or contribution premiums, through
       free share allocations or increase in the par
       value of existing shares or a combination of
       the two. The term of this authorization shall
       be twenty-six months starting from the date
       of the present Meeting

E.14   Authorization given to the Managing Partners              Mgmt          For                            For
       to increase the Company s capital by issuing,
       without pre-emptive subscription rights, ordinary
       shares used to remunerate share contributions
       in the event of public exchange offerings or
       contributions in kind) The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report, the Auditors  Report and the Report
       of the Supervisory Board, having taken due
       note of the consent of each of the General
       Partners, and ruling under the applicable quorum
       and majority conditions for Extraordinary Shareholders
       Meetings, Grants the Managing Partners, or
       one of them, delegation to issue ordinary shares:
       used to remunerate share contributions to the
       Company in the event of public exchange offerings
       pursuant to provisions of article L 225-148
       of French Commercial Code (Code de Commerce);
       based on a report from the Commissaire aux
       apports (non-cash contributions auditor) and
       capped to 10% of the Company s issued capital,
       to remunerate contributions in kind to the
       Company made up of equity capital or securities
       giving access to capital, should the provisions
       of article L 225-148 of French Commercial Code
       (Code de Commerce) not apply. In all circumstances,
       all capital increases carried out by virtue
       of this authorization will be included in the
       calculation of the overall maximum amount authorized
       under the above tenth resolution. The term
       of this authorization shall be twenty-six months
       starting from the date of the present Meeting.
       Notes that the present delegation cancels all
       previous delegations to the same purpose

E.15   Issuance of securities giving entitlement to              Mgmt          For                            For
       debt instruments that do not give access to
       capital The Annual Shareholders  Meeting, having
       heard the Managing Partners  Report, the Auditors
       Report and the Report of the Supervisory Board,
       having taken due note of the consent of each
       of the General Partners, and ruling under the
       applicable quorum and majority conditions for
       Extraordinary Shareholders  Meetings, Authorizes
       the Managing Partners, or one of them, to make
       one or several issue(s), within the limit of
       a maximum nominal amount of one billion euros
       (EUR 1,000,000,000), all securities giving
       right to the allocation, immediately and/or
       over a certain lapse of time, of debt instruments
       that do not give access to capital, denominated
       either in euros, in foreign currencies or in
       any basket of currencies. The term of this
       authorization shall be twenty-six months starting
       from the date of the present Meeting. Notes
       that the present delegation cancels all previous
       delegations to the same purpose

E.16   Capital increases reserved for Group and Group            Mgmt          For                            For
       subsidiary employees The Annual Shareholders
       Meeting, having heard the Managing Partners
       Report, the Auditors  Report and the Report
       of the Supervisory Board, having taken due
       note of the consent of each of the General
       Partners, and ruling under the applicable quorum
       and majority conditions for Extraordinary Shareholders
       Meetings, Grants the Managing Partners, or
       one of them, as per the provisions of articles
       L 443-1 and following of the Labor Code and
       articles L 225-129-6 paragraph 1 and L 225-138-1
       of French Commercial Code (Code de Commerce),
       to make one or several increase(s) of the Company
       s issued capital, by issuing new shares reserved
       for the Group s and French or foreign subsidiaries
       employees as defined by article L 225-180
       of French Commercial Code (Code de Commerce)
       and for French employees having subscribed
       a Group Savings Scheme. The term of this delegation
       shall be twentysix months starting from the
       date of the present Meeting. Hereby rules as
       follows: to cancel the Shareholders  pre-emptive
       rights to shares issued according to the present
       delegation to the benefit of these employees;
       to cap to six million euros (EUR 6,000,000),
       or 2% of current issued capital, the total
       nominal amount of capital increases allowed
       under this delegation. This delegation supersedes
       the resolution adopted for the same purpose
       by the Ordinary Annual Shareholders  Meeting
       held on May 14, 2004

E.17   Granting of share subscription options to the             Mgmt          For                            For
       Company s senior and executive managers, or
       those of Group subsidiaries, as part of stock
       option plans The Annual Shareholders  Meeting,
       having heard the Managing Partners  Report,
       the Auditors  Report and the Report of the
       Supervisory Board, having taken due note of
       the consent of each of the General Partners,
       and ruling under the applicable quorum and
       majority conditions for Extraordinary Shareholders
       Meetings, Authorizes the Managing Partners
       or one of them, as per provisions of articles
       L 225-177 and following of French Commercial
       Code (Code de Commerce) and of the by-laws,
       to grant to Company Directors and French or
       non-French Group related company employees
       as defined by article L 225-180 of French Commercial
       Code (Code de Commerce), options giving rights
       to the subscription of Company shares to be
       issued under capital increases or options giving
       a right of calling existing shares purchased
       by it. The term of this authorization shall
       be thirty eight months starting from the date
       of the present Meeting. Hereby rules as follows:
       that the number of shares issued on account
       of the share subscription options granted would
       be limited to 3,000,000, that is 2% of the
       Company s current issued capital, the maximum
       par value of capital increases so allowed being
       capped to six million euros (EUR 6,000,000);
       that the share subscription price for the shares
       to be issued or the buyback price of existing
       shares will be fixed by the Managing Partners
       pursuant to the legal or regulatory provisions
       in force on the day when said share subscription
       or call options are granted, it being understood
       that such prices cannot be lower than the average
       of the opening prices in the twenty trading
       days prior to the day when such options are
       granted, rounded up to the nearest euro; that
       the prices so set by the Managing Partners
       for the subscription of new share issues or
       the buyback of existing shares will not be
       subject to review during the term of the option
       plans barring any adjustment, under the conditions
       provided by laws or regulations then in force,
       of the subscription price of share issue or
       buyback price and of the number of shares object
       of the option to take into account the impact
       of financial operations affecting the value
       of the rights so granted; that the deadline
       for exercising both of these options shall
       not exceed ten years after the granting date.
       Notes that pursuant to the provisions of article
       L 225-178 of French Commercial Code (Code de
       Commerce), this authorization provides, for
       the benefit of share subscription option beneficiaries,
       an express waiving by Shareholders of their
       pre-emptive share subscription rights for shares
       issued as the options are called. Grants the
       Managing Partners, or one of them, all powers
       to set the other terms and conditions for granting
       and calling options, and in particular to fix
       the list of beneficiaries and number of options
       granted to each of them, to set the share subscription
       or buyback price of shares object of the options
       as per the above, to declare the final completion
       of the single or successive capital increase(s)
       and to amend the bylaws accordingly and, more
       generally, to take all steps required or necessary
       to implement this authorization. This authorization
       supersedes, for the unused nominal amount,
       the resolution adopted for the same purpose
       by the Ordinary Annual Shareholders  Meeting
       held on May 14, 2004

E.18   Capping of the global nominal amount of capital           Mgmt          For                            For
       increases and bond or debt issues The Annual
       Shareholders  Meeting, having heard the Managing
       Partners  Report and the Report of the Supervisory
       Board, having taken due note of the consent
       of each of the General Partners, and ruling
       under the applicable quorum and majority conditions
       for Extraordinary Shareholders  Meetings, Decides
       to set at: one hundred million euros (EUR 100,000,000)
       the maximum par value amount of immediate or
       future capital increases liable to be issued
       pursuant to the above 9th, 10th and 14th resolutions,
       it being understood that this nominal amount
       will be increased by the nominal amount of
       shares to be issued to preserve the interests
       of holders of rights for allocation or subscription
       to other securities, as the case may be; One
       billion euros (EUR 1,000,000,000) or its equivalent
       in any other currency or basket of currencies,
       the maximum nominal amount of debt securities
       or instruments, giving access to capital or
       not, liable to be issued pursuant to the above
       seventh, ninth, tenth and fifteenth resolutions

E.19   Harmonization of the by-laws with the new regulatory      Mgmt          For                            For
       requirements The Annual Shareholders  Meeting,
       having heard the Managing Partners  Report
       and the Report of the Supervisory Board, having
       taken due note of the consent of each of the
       General Partners, and ruling under the applicable
       quorum and majority conditions for Extraordinary
       Shareholders  Meetings, Decides to harmonize
       the Company s bylaws with the new legal provisions
       referring to the laws 2003-706 of August 1,
       2003 and 2005-842 of July 26, 2005, and so
       to amend the following articles of the by-laws:
       Article 19, paragraph 1 - The text of the first
       paragraph of this article dealing with regulated
       agreements is replaced by the following to
       reflect the new 10% Shareholder voting right
       threshold instead of the previous 5% threshold
       indicated in the previous text:  Any agreement
       signed either directly or via a third party,
       between the Company and one of the Managing
       Partners, a Supervisory Board member, a Shareholder,
       owning more than 10% of the voting rights.
       (the rest of the first paragraph remains unchanged)
       Article 24, paragraph 2 - The text of this
       paragraph that concerns the quorum required
       for Ordinary Joint Shareholders  Meetings,
       on first convening, is modified as follows:
       The terms:  a quarter of the shares with voting
       rights attached  are replaced by the following:
       the fifth of the shares with voting rights
       attached.  Article 26, paragraph 3 - The text
       of this paragraph that concerns the quorum
       required for Extraordinary Joint Shareholders
       Meetings is modified as follows: The terms:
       a third, and on second convening, a quarter
       of shares with voting rights attached  are
       replaced by the following:  the quarter, and
       on second convening, the fifth of shares with
       voting rights attached.




--------------------------------------------------------------------------------------------------------------------------
 CISCO SYSTEMS, INC.                                                                         Agenda Number:  932399062
--------------------------------------------------------------------------------------------------------------------------
        Security:  17275R102
    Meeting Type:  Annual
    Meeting Date:  15-Nov-2005
          Ticker:  CSCO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CAROL A. BARTZ                                            Mgmt          For                            For
       M. MICHELE BURNS                                          Mgmt          For                            For
       LARRY R. CARTER                                           Mgmt          For                            For
       JOHN T. CHAMBERS                                          Mgmt          For                            For
       DR. JOHN L. HENNESSY                                      Mgmt          For                            For
       RICHARD M. KOVACEVICH                                     Mgmt          For                            For
       RODERICK C. MCGEARY                                       Mgmt          For                            For
       JAMES C. MORGAN                                           Mgmt          For                            For
       JOHN P. MORGRIDGE                                         Mgmt          For                            For
       STEVEN M. WEST                                            Mgmt          For                            For
       JERRY YANG                                                Mgmt          For                            For

02     TO APPROVE THE ADOPTION OF THE 2005 STOCK INCENTIVE       Mgmt          Against                        Against
       PLAN.

03     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS CISCO S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
       JULY 29, 2006.

04     PROPOSAL SUBMITTED BY A SHAREHOLDER URGING THE            Shr           Against                        For
       BOARD OF DIRECTORS TO ADOPT A POLICY THAT A
       SIGNIFICANT PORTION OF FUTURE EQUITY COMPENSATION
       GRANTS TO SENIOR EXECUTIVES SHALL BE SHARES
       OF STOCK THAT REQUIRE THE ACHIEVEMENT OF PERFORMANCE
       GOALS AS A PREREQUISITE TO VESTING, AS MORE
       FULLY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

05     PROPOSAL SUBMITTED BY SHAREHOLDERS REQUESTING             Shr           Against                        For
       THAT THE BOARD S COMPENSATION COMMITTEE INITIATE
       A REVIEW OF CISCO S EXECUTIVE COMPENSATION
       POLICIES AND TO MAKE AVAILABLE, UPON REQUEST,
       A REPORT OF THAT REVIEW BY JANUARY 1, 2006,
       AS MORE FULLY SET FORTH IN THE ACCOMPANYING
       PROXY STATEMENT.

06     PROPOSAL SUBMITTED BY SHAREHOLDERS REQUESTING             Shr           Against                        For
       THE BOARD TO PREPARE A REPORT TO SHAREHOLDERS
       DESCRIBING THE PROGRESS TOWARD DEVELOPMENT
       AND IMPLEMENTATION OF A COMPANY HUMAN RIGHTS
       POLICY AND THE PLAN FOR IMPLEMENTATION WITH
       PARTNERS AND RESELLERS BY MAY 31, 2006, AS
       MORE FULLY SET FORTH IN THE ACCOMPANYING PROXY
       STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 CITIGROUP INC.                                                                              Agenda Number:  932447750
--------------------------------------------------------------------------------------------------------------------------
        Security:  172967101
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  C
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. MICHAEL ARMSTRONG                                      Mgmt          For                            For
       ALAIN J.P. BELDA                                          Mgmt          For                            For
       GEORGE DAVID                                              Mgmt          For                            For
       KENNETH T. DERR                                           Mgmt          For                            For
       JOHN M. DEUTCH                                            Mgmt          For                            For
       R. HERNANDEZ RAMIREZ                                      Mgmt          For                            For
       ANN DIBBLE JORDAN                                         Mgmt          For                            For
       KLAUS KLEINFELD                                           Mgmt          For                            For
       ANDREW N. LIVERIS                                         Mgmt          For                            For
       DUDLEY C. MECUM                                           Mgmt          For                            For
       ANNE MULCAHY                                              Mgmt          For                            For
       RICHARD D. PARSONS                                        Mgmt          For                            For
       CHARLES PRINCE                                            Mgmt          For                            For
       JUDITH RODIN                                              Mgmt          For                            For
       ROBERT E. RUBIN                                           Mgmt          For                            For
       FRANKLIN A. THOMAS                                        Mgmt          For                            For

02     PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP              Mgmt          For                            For
       AS CITIGROUP S INDEPENDENT REGISTERED PUBLIC
       ACCOUNTING FIRM FOR 2006.

03     PROPOSAL TO AMEND ARTICLE FOURTH OF THE RESTATED          Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

04     PROPOSAL TO AMEND ARTICLE EIGHTH OF THE RESTATED          Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

05     PROPOSAL TO AMEND ARTICLE NINTH OF THE RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION.

06     STOCKHOLDER PROPOSAL REQUESTING NO FUTURE NEW             Shr           Against                        For
       STOCK OPTION GRANTS AND NO RENEWAL OR REPRICING
       OF CURRENT STOCK OPTIONS.

7      STOCKHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       POLITICAL CONTRIBUTIONS.

8      STOCKHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       CHARITABLE CONTRIBUTIONS.

9      STOCKHOLDER PROPOSAL REQUESTING THE ADOPTION              Shr           For                            Against
       OF A POLICY REGARDING PERFORMANCE-BASED EQUITY
       COMPENSATION FOR SENIOR EXECUTIVES.

10     STOCKHOLDER PROPOSAL REGARDING REIMBURSEMENT              Shr           Against                        For
       OF EXPENSES INCURRED BY A STOCKHOLDER IN A
       CONTESTED ELECTION OF DIRECTORS.

11     STOCKHOLDER PROPOSAL REQUESTING THAT THE CHAIRMAN         Shr           Against                        For
       OF THE BOARD HAVE NO MANAGEMENT DUTIES, TITLES
       OR RESPONSIBILITIES.

12     STOCKHOLDER PROPOSAL REQUESTING THE RECOUPMENT            Shr           Against                        For
       OF MANAGEMENT BONUSES IN THE EVENT OF A RESTATEMENT
       OF EARNINGS.




--------------------------------------------------------------------------------------------------------------------------
 CNOOC LTD                                                                                   Agenda Number:  700937660
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1662W117
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  HK0883013259
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A.1    Receive the audited statement of accounts together        Mgmt          For                            For
       with the reports of the Directors and the Auditors
       thereon for the YE 31 DEC 2005

A.2    Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For

A.3.1  Re-elect Mr. Zhou Shouwei as a Executive Director         Mgmt          For                            For

A.3.2  Re-elect Mr. Evert Henkes as a Independent Non-Executive  Mgmt          For                            For
       Director

A.3.3  Re-elect Mr. Cao Xinghe as a Executive Director           Mgmt          For                            For

A.3.4  Re-elect Mr. Wu Zhenfang as a Executive Director          Mgmt          For                            For

A.3.5  Re-elect Mr. Yang Hua as a Executive Director             Mgmt          For                            For

A.3.6  Re-elect Professor Lawrence J. Lau as an Independent      Mgmt          For                            For
       Non-Executive Director

A.3.7  Re-elect Dr. Edgar W.K. Cheng as a new Independent        Mgmt          For                            For
       Non- Executive Director

A.3.8  Authorize the Board of Directors to fix the               Mgmt          For                            For
       remuneration of each of the Directors

A.4    Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors to fix their remuneration

B.1    Authorize the Directors, during the relevant              Mgmt          For                            For
       period  as specified  of all the powers of
       the Company to repurchase shares in the capital
       of the Company on The Stock Exchange of Hong
       Kong Limited  Stock Exchange  or any other
       stock exchange recognized on which the shares
       of the Company may be listed and recognized
       by the Securities and Futures Commission of
       Hong Kong and the Stock Exchange for this purpose
       Recognized Stock Exchange , subject to and
       in accordance with all applicable laws, rules
       and regulations and the requirements of the
       Rules Governing the Listing of Securities on
       the Stock Exchange of Hong Kong Limited  Listing
       Rules  and the Articles of Association  the
       Articles  of the Company; the aggregate nominal
       amount of shares of the Company to repurchase
       pursuant to the approval as specified shall
       not exceed 10% of the aggregate nominal amount
       of the issued share capital of the Company
       on the date of the passing of this resolution
       and the said approval shall be limited accordingly;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required to be held by the Articles
       of the Company or any applicable laws

B.2    Authorize the Directors, to allot, issue and              Mgmt          For                            For
       deal with additional shares in the capital
       of the Company and to make or grant offers,
       agreements and options  including bonds, notes,
       warrants, debentures and securities convertible
       into shares of the Company  which might require
       the exercise of such powers either during or
       after the relevant period  as specified ; the
       aggregate nominal amount of share capital allotted
       or agreed conditionally or unconditionally
       to be allotted, issued or dealt with  whether
       pursuant to an option or otherwise  by the
       Directors pursuant to the approval as specified,
       otherwise than pursuant to: i) a rights issue;
       ii) the exercise of rights of subscription
       or conversion under the terms of any warrants
       issued by the Company or any securities which,
       are convertible into shares of the Company;
       iii) the exercise of any option granted under
       any share option schemes; or iv) any scrip
       dividend or similar arrangement providing for
       the allotment of shares in lieu of the whole
       or part of a dividend on shares of the Company
       in accordance with the Articles of the Company;
       or v) any adjustment, after the date of grant
       or issue of any options, rights to subscribe
       or other securities as specified, shall not
       exceed 20% of the aggregate nominal amount
       of the issued share capital of the Company
       on the date of the passing of this resolution
       and this approval shall be limited accordingly;
       Authority expires the earlier the conclusion
       of the next AGM of the Company is required
       by the Articles of the Company or any applicable
       laws to be held

B.3    Approve, subject to the passing of the Resolutions        Mgmt          For                            For
       B.1 and B.2, the general mandate granted to
       the Directors to allot, issue and deal with
       additional shares of the Company pursuant to
       the Resolution B.2 be extended by the addition
       thereto of an amount representing the aggregate
       nominal amount of the shares capital of the
       Company repurchased by the Company under the
       authority granted pursuant to the Resolution
       B.1, provided that such amount shall not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of the passing of this resolution




--------------------------------------------------------------------------------------------------------------------------
 COCA COLA HELLENIC BOTTLING CO SA                                                           Agenda Number:  700976458
--------------------------------------------------------------------------------------------------------------------------
        Security:  X1435J105
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2006
          Ticker:
            ISIN:  GRS104111000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Receive the financial statements for the FY               Mgmt          For                            For
       2005, along with the Board of Directors and
       the Auditors reports

2.     Receive the annual financial statements, parent           Mgmt          For                            For
       and consolidated financial statements for the
       FY 2005

3.     Grant discharge the Board of Director Members             Mgmt          For                            For
       and the Auditors from any responsibility for
       the FY 2005

4.     Approve the remuneration of the Board of Director         Mgmt          For                            For
       Members for the FY 2005 and preapproval for
       the FY 2006

5.     Elect Chartered Auditors for the FY 2006 and              Mgmt          For                            For
       approve to determine their salaries

6.     Approve the profit distribution for the FY 2005           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 COCA-COLA WEST JAPAN CO LTD, FUKUOKA                                                        Agenda Number:  700892739
--------------------------------------------------------------------------------------------------------------------------
        Security:  J0814U109
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2006
          Ticker:
            ISIN:  JP3293200006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            For
       Following Dividends: Interim JY   20, Final
       JY 20, Special JY 0

2      Amend Articles to: Abolish Retirement Bonus               Mgmt          For                            For
       System - Reduce Directors Term in Office -
       Authorize Public Announcements in Electronic
       Format

3      Approve Transfer of Sales Operations to Wholly-owned      Mgmt          For                            For
       Subsidiary

4      Approve Acquisition of Kinki Coca-Cola Bottling           Mgmt          For                            For
       by Coca-Cola West Japan

5.1    Elect Director                                            Mgmt          For                            For

5.2    Elect Director                                            Mgmt          For                            For

5.3    Elect Director                                            Mgmt          For                            For

6.1    Appoint Internal Statutory Auditor                        Mgmt          For                            For

6.2    Appoint Internal Statutory Auditor                        Mgmt          For                            For

7      Approve Special Payments to Continuing Directors          Mgmt          For                            For
       and Continuing Statutory     Auditors in Connection
       with Abolition of Retirement Bonus System




--------------------------------------------------------------------------------------------------------------------------
 COMCAST CORPORATION                                                                         Agenda Number:  932467815
--------------------------------------------------------------------------------------------------------------------------
        Security:  20030N101
    Meeting Type:  Annual
    Meeting Date:  18-May-2006
          Ticker:  CMCSA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       S. DECKER ANSTROM                                         Mgmt          For                            For
       KENNETH J. BACON                                          Mgmt          For                            For
       SHELDON M. BONOVITZ                                       Mgmt          For                            For
       EDWARD D. BREEN                                           Mgmt          For                            For
       JULIAN A. BRODSKY                                         Mgmt          For                            For
       JOSEPH J. COLLINS                                         Mgmt          For                            For
       J. MICHAEL COOK                                           Mgmt          For                            For
       JEFFREY A. HONICKMAN                                      Mgmt          For                            For
       BRIAN L. ROBERTS                                          Mgmt          For                            For
       RALPH J. ROBERTS                                          Mgmt          For                            For
       DR. JUDITH RODIN                                          Mgmt          For                            For
       MICHAEL I. SOVERN                                         Mgmt          For                            For

02     INDEPENDENT AUDITORS.                                     Mgmt          For                            For

03     2002 EMPLOYEE STOCK PURCHASE PLAN.                        Mgmt          For                            For

04     2002 RESTRICTED STOCK PLAN.                               Mgmt          For                            For

05     2006 CASH BONUS PLAN.                                     Mgmt          For                            For

06     PREVENT THE ISSUANCE OF NEW STOCK OPTIONS.                Shr           Against                        For

07     REQUIRE THAT THE CHAIRMAN OF THE BOARD NOT BE             Shr           Against                        For
       AN EMPLOYEE.

08     LIMIT COMPENSATION FOR MANAGEMENT.                        Shr           Against                        For

09     ADOPT A RECAPITALIZATION PLAN.                            Shr           Against                        For

10     ESTABLISH A MAJORITY VOTE SHAREHOLDER COMMITTEE.          Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 COMFORTDELGRO CORPORATION LTD                                                               Agenda Number:  700915537
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1690R106
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  SG1N31909426
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the audited financial statements for the FYE
       31 DEC 2005 together with the Auditors  report
       thereon

2.     Declare a final dividend of 3 cents per ordinary          Mgmt          For                            For
       share less income tax in respect of the FYE
       31 DEC 2005

3.     Approve the payment of the Directors  fees of             Mgmt          For                            For
       SGD 456,000 for the FYE 31 DEC 2005  FY 2004:
       SGD 433,500

4.     Re-elect Mr. Kua Hong Pak as a Director who               Mgmt          For                            For
       retires pursuant to Article 91 of the Company
       s Articles of Association

5.     Re-elect Ms. Nancy Teo Geok Har as a Director             Mgmt          For                            For
       who retires pursuant to Article 91 of the Company
       s Articles of Association

6.     Re-elect Mr. Tow Heng Tan as a Director who               Mgmt          For                            For
       retires pursuant to Article 91 of the Company
       s Articles of Association

7.     Re-appoint Messrs. Deloitte & Touche as the               Mgmt          For                            For
       Auditors and authorize the Directors to fix
       their remuneration

8.     Authorize the Directors, pursuant to Section              Mgmt          For                            For
       161 of the Companies Act, Chapter 50, and the
       listing rules of the Singapore Exchange Securities
       Trading Limited, to issue shares in the Company
       by way of rights, bonus or otherwise , up
       to 50% of the issued shares in the capital
       of the Company, of which the aggregate number
       of shares to be issued other than on a pro-rata
       basis to shareholders of the Company does not
       exceed 20% of the issued shares in the capital
       of the Company; and the percentage of issued
       shares shall be based on the number of issued
       shares in the capital of the Company at the
       time of passing of this resolution after adjusting
       for new shares arising from the conversion
       or exercise of any convertible securities or
       share options which are outstanding at the
       time this resolution is passed and any subsequent
       consolidation or subdivision of shares;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the date of the
       next AGM as required by law

9.     Authorize the Directors of the Company, to allot          Mgmt          For                            For
       and issue from time to time such number of
       shares in the Company as may be required to
       be issued pursuant to the exercise of options
       under the ComfortDelGro Employees  Share Option
       Scheme, provided that the aggregate number
       of shares to be issued pursuant to the ComfortDelGro
       Employees  Share Option Scheme shall not exceed
       15% of the total issued shares in the capital
       of the Company from time to time




--------------------------------------------------------------------------------------------------------------------------
 COMFORTDELGRO CORPORATION LTD                                                               Agenda Number:  700915549
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1690R106
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  SG1N31909426
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve to alter the Articles of Association              Mgmt          For                            For
       of the Company in the manner and to the extent
       as specified




--------------------------------------------------------------------------------------------------------------------------
 COMMERCE BANCORP, INC.                                                                      Agenda Number:  932503988
--------------------------------------------------------------------------------------------------------------------------
        Security:  200519106
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  CBH
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       VERNON W. HILL, II                                        Mgmt          For                            For
       JACK R BERSHAD                                            Mgmt          For                            For
       JOSEPH E. BUCKELEW                                        Mgmt          For                            For
       DONALD T. DIFRANCESCO                                     Mgmt          For                            For
       MORTON N. KERR                                            Mgmt          For                            For
       STEVEN M. LEWIS                                           Mgmt          For                            For
       JOHN K. LLOYD                                             Mgmt          For                            For
       GEORGE E. NORCROSS, III                                   Mgmt          For                            For
       DANIEL J. RAGONE                                          Mgmt          For                            For
       WILLIAM A. SCHWARTZ, JR                                   Mgmt          For                            For
       JOSEPH T. TARQUINI, JR.                                   Mgmt          For                            For
       JOSEPH S. VASSALLUZZO                                     Mgmt          For                            For

02     THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT    Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM, AS MORE
       FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.




--------------------------------------------------------------------------------------------------------------------------
 COMMERZBANK AG, FRANKFURT                                                                   Agenda Number:  700919080
--------------------------------------------------------------------------------------------------------------------------
        Security:  D15642107
    Meeting Type:  AGM
    Meeting Date:  17-May-2006
          Ticker:
            ISIN:  DE0008032004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the established Financial Statements      Non-Voting    No vote
       and Management Report of Commerzbank Aktiengesellschaft
       for the 2005 FY, together with the presentation
       of the approved Financial Statements and Management
       Report of the Commerzbank Aktiengesellschaft
       for the 2005 FY, together with the presentation
       of the approved Financial Statements and Management
       Report of the Commerzbank Group for the 2005
       financial year and the report of the Supervisory
       Board

2.     Resolution on the appropriation of the distributable      Mgmt          For                            For
       profit- to pay a dividend of EUR 0.50

3.     Resolution on the approval of the actions of              Mgmt          For                            For
       the members of the Board of Managing Directors

4.     Resolution on the formal approval of actions              Mgmt          For                            For
       of the members of the Supervisory Board

5.     Resolution on the election of Prof. H.C. (CHN)            Mgmt          For                            For
       Dr. Rer. Oec. Ulrich Middelmann as a new member
       to the Supervisory Board

6.     Resolution on the appointment of the PricewaterhouseCoopersMgmt          For                            For
       as the Auditors for the 2006 FY

7.     Resolution on an amendment to Article 11(4)               Mgmt          For                            For
       of the Articles of Association

8.     Resolution on an amendment to Article 18(2)               Mgmt          For                            For
       of the Articles of Association

9.     Resolution on the authorization for Commerzbank           Mgmt          Against                        Against
       Aktiengesellschaft to purchase its own shares
       for the purpose of securities trading, pursuant
       to Article 71(1) no.7 Aktiengesetz

10.    Resolution on the authorization for Commerzbank           Mgmt          For                            For
       Aktiengesellschaft to purchase and use its
       own shares pursuant to Article 71(1) no.8 Aktiengesetz
       with the possibility of excluding subscription
       rights

11.    Resolution on the authorization for the Board             Mgmt          For                            For
       of Managing Directors to increase the share
       capital (authorized share capital 2006/I) with
       the possibility of excluding subscription rights
       pursuant to Article 186 (3) 4, Aktiengesetz-
       and amendment of the Articles of Association

12.    Resolution on the authorization for the Board             Mgmt          For                            For
       of Managing Directors to increase the Banks
       share capital (authorized share capital 2006/II)
       with the possibility of excluding subscription
       rights, inter alia, if contributions in kind
       are made - and amendment of the Articles of
       Association

13.    Resolution on the authorization for the Board             Mgmt          For                            For
       of Managing Directors to increase the share
       capital (authorized share capital 2006/III)
       with the possibility of excluding subscription
       rights, for the purpose of issuing shares to
       employees and amendment of the Articles of
       Association




--------------------------------------------------------------------------------------------------------------------------
 COMPAL ELECTRONICS INC                                                                      Agenda Number:  700904712
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y16907100
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0002324001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .

1.1    Approve the report on the business operating              Mgmt          For                            For
       results of 2005

1.2    Approve to rectify financial statements of 2005           Mgmt          For                            For
       by the Company Supervisors

1.3    Approve the report on the status of 2005 Euro             Mgmt          For                            For
       Convertible Corporate Bond Issuance

2.1    Approve the financial statements of 2005                  Mgmt          For                            For

2.2    Ratify the net profit allocation of FY 2005;              Mgmt          For                            For
       cash dividend: TWD 1.5 per share

3.1    Approve to issue new shares the from the distribution     Mgmt          For                            For
       of profits  cash dividend TWD 1.5 per share,
       stock dividend 20 shares per 1,000 shares from
       retain earnings subject to 20% withholding
       tax and 10 shares per 1,000 shares from capital
       surplus with tax free

3.2    Amend the Articles of Incorporation                       Mgmt          For                            For

3.3    Amend the procedures of endorsements and guarantees       Mgmt          For                            For

3.4    Amend the procedures of derivative investments            Mgmt          For                            For

3.5    Elect the 11 Directors and the 3 Supervisors              Mgmt          For                            For
       of the Company

3.6    Approve to allow Directors to hold responsibilities       Mgmt          For                            For
       with Competitors

4.     Other matters and extraordinary motions                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA DE BEBIDAS DAS AMERICAS-AM                                                        Agenda Number:  932489847
--------------------------------------------------------------------------------------------------------------------------
        Security:  20441W203
    Meeting Type:  Special
    Meeting Date:  20-Apr-2006
          Ticker:  ABV
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     TO TAKE THE MANAGEMENT ACCOUNTS, EXAMINE,, DISCUSS        Mgmt          No vote
       AND VOTE THE FINANCIAL STATEMENTS RELATED TO
       THE FISCAL YEAR ENDED 2005.

O2     TO RESOLVE ON THE ALLOCATION OF THE NET INCOME            Mgmt          No vote
       FOR THE YEAR, TO RATIFY THE DISTRIBUTION OF
       INTEREST ON OWN CAPITAL & DIVIDENDS.

O3     TO RATIFY THE AMOUNTS PAID BY MEANS OF THE GLOBAL         Mgmt          No vote
       COMPENSATION ATTRIBUTED TO THE COMPANY S ADMINISTRATORS
       FOR THE YEAR OF 2005.

O4     ELECT NEW MEMBERS OF THE FISCAL COUNCIL AND               Mgmt          No vote
       RESPECTIVE DEPUTIES.

O5     TO INDICATE THE VEHICLE THAT WILL PUBLISH THE             Mgmt          No vote
       LEGAL PUBLICATIONS OF THE COMPANY.

E1     TO APPROVE AND INCREASE ON THE CORPORATE CAPITAL,         Mgmt          No vote
       ON THE AMOUNT OF R$13,642,595.22.

E2     TO APPROVE AN INCREASE ON THE CORPORATE CAPITAL,          Mgmt          No vote
       ON THE AMOUNT OF R$5,846,826.52.

E3     TO EXPAND THE WORDING OF THE CORPORATE PURPOSE            Mgmt          No vote
       TO INCLUDE THE SPECIFIED ACTIVITIES.

E4     TO EXCLUDE THE MINIMUM PERCENTAGE OF THE NET              Mgmt          No vote
       PROFITS TO BE DESTINED TO THE CONSTITUTION
       OF THE INVESTMENTS RESERVE.

E5     TO APPROVE THE NEW STOCK OPTION PLAN OF THE               Mgmt          No vote
       COMPANY.

E6     BY VIRTUE OF THE RESOLUTIONS OF ITEMS 1, 2,               Mgmt          No vote
       3 AND 4 ABOVE, AMEND ARTICLE 5, 3 AND 40 OF
       THE COMPANY S BYLAWS AND APPROVE ITS CONSOLIDATION.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932377965
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  19-Jul-2005
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      THE PROPOSAL TO AMEND THE COMPANY S BY-LAWS.              Mgmt          For                            For

II     THE REPLACEMENT OF A MEMBER OF A FISCAL COUNCIL,          Mgmt          For                            For
       AND HIS RESPECTIVE SUBSTITUTE, NOMINATED BY
       THE CONTROLLING SHAREHOLDER.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  700770197
--------------------------------------------------------------------------------------------------------------------------
        Security:  P96609139
    Meeting Type:  EGM
    Meeting Date:  19-Jul-2005
          Ticker:
            ISIN:  BRVALEACNOR0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Amend the Company By-Laws, to improve Corporate           Mgmt          For                            For
       Governance practices, and to increase the Audit
       Committee s responsibilities, under the following
       terms: 1) Chapter IV Management: to amend Items
       VIII, XIII, XVII, XVIII, XIX, XX, XXII, XXIII,
       XXIV of Article 14; to add: an Item XXXIII
       to Article 14; to amend: the heading of Article
       15, Item I of Article 23; the heading and Item
       I of Article 24; the Item V of Article 32;
       and to add Item V to Article 34; 2) Chapter
       V - Audit Committee: a) amend Article 39 and
       to add Paragraphs 1, 2, and 3, in addition
       to those already provided by Law Number 6.404/76

2.     Approve to substitute a full Member of the Audit          Mgmt          For                            For
       OSE Committee and their substitute, appointed
       by the controlling shareholder Number 6.404/76




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932458551
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412100
    Meeting Type:  Special
    Meeting Date:  31-Mar-2006
          Ticker:  RIOPR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      TO APPROVE THE TERMS, CONDITIONS AND REASONS              Mgmt          For                            For
       (THE  PROTOCOLO E JUSTIFICACAO ) FOR THE MERGER
       OF ALL THE SHARES OF THE CAPITAL STOCK OF CAEMI
       - MINERACAO E METALURGIA S.A. (CAEMI)) INTO
       THE ASSETS OF CVRD IN ORDER TO CONVERT THE
       FORMER INTO A WHOLLY-OWNED SUBSIDIARY OF THE
       COMPANY, PURSUANT TO ARTICLE 252 OF THE BRAZILIAN
       CORPORATE LAW.

II     TO RATIFY THE APPOINTMENT OF THE EXPERTS WHO              Mgmt          For                            For
       PREPARED THE VALUE APPRAISAL OF THE PREFERRED
       SHARES ISSUED BY CAEMI TO BE MERGED INTO CVRD
       ASSETS.

III    TO DECIDE ON THE APPRAISAL REPORT, PREPARED               Mgmt          For                            For
       BY THE EXPERTS.

IV     TO APPROVE THE MERGER OF ALL OF THE SHARES ISSUED         Mgmt          For                            For
       BY CAEMI INTO THE ASSETS OF THE CVRD.

V      TO APPROVE CVRD CAPITAL INCREASE WITHIN THE               Mgmt          For                            For
       ISSUANCE OF 64,151,361 PREFERRED CLASS A SHARES,
       TO BE PAID-IN WITH THE SHARES OF CAEMI TO BE
       MERGED INTO THE COMPANY S ASSETS, AND THE CONSEQUENT
       CHANGE OF THE  CAPUT  OF ARTICLE 5 OF THE CVRD
       S BY-LAWS.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932458551
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  31-Mar-2006
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      TO APPROVE THE TERMS, CONDITIONS AND REASONS              Mgmt          For                            For
       (THE  PROTOCOLO E JUSTIFICACAO ) FOR THE MERGER
       OF ALL THE SHARES OF THE CAPITAL STOCK OF CAEMI
       - MINERACAO E METALURGIA S.A. (CAEMI)) INTO
       THE ASSETS OF CVRD IN ORDER TO CONVERT THE
       FORMER INTO A WHOLLY-OWNED SUBSIDIARY OF THE
       COMPANY, PURSUANT TO ARTICLE 252 OF THE BRAZILIAN
       CORPORATE LAW.

II     TO RATIFY THE APPOINTMENT OF THE EXPERTS WHO              Mgmt          For                            For
       PREPARED THE VALUE APPRAISAL OF THE PREFERRED
       SHARES ISSUED BY CAEMI TO BE MERGED INTO CVRD
       ASSETS.

III    TO DECIDE ON THE APPRAISAL REPORT, PREPARED               Mgmt          For                            For
       BY THE EXPERTS.

IV     TO APPROVE THE MERGER OF ALL OF THE SHARES ISSUED         Mgmt          For                            For
       BY CAEMI INTO THE ASSETS OF THE CVRD.

V      TO APPROVE CVRD CAPITAL INCREASE WITHIN THE               Mgmt          For                            For
       ISSUANCE OF 64,151,361 PREFERRED CLASS A SHARES,
       TO BE PAID-IN WITH THE SHARES OF CAEMI TO BE
       MERGED INTO THE COMPANY S ASSETS, AND THE CONSEQUENT
       CHANGE OF THE  CAPUT  OF ARTICLE 5 OF THE CVRD
       S BY-LAWS.




--------------------------------------------------------------------------------------------------------------------------
 COMPANHIA VALE DO RIO DOCE                                                                  Agenda Number:  932500956
--------------------------------------------------------------------------------------------------------------------------
        Security:  204412209
    Meeting Type:  Special
    Meeting Date:  27-Apr-2006
          Ticker:  RIO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

O1     APPRECIATION OF THE MANAGEMENTS  REPORT AND               Mgmt          For                            For
       ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL
       STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER
       31, 2005

O2     PROPOSAL FOR THE DESTINATION OF PROFITS OF THE            Mgmt          For                            For
       SAID FISCAL YEAR AND APPROVAL OF THE INVESTMENT
       BUDGET FOR THE COMPANY, ALL AS MORE FULLY DESCRIBED
       IN THE PROXY STATEMENT

O3     APPOINTMENT OF THE MEMBERS OF THE FISCAL COUNCIL          Mgmt          For                            For

O4     ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR           Mgmt          For                            For
       MANAGEMENT AND FISCAL COUNCIL MEMBERS

E1     PROPOSAL FOR A FORWARD SPLIT, ALL AS MORE FULLY           Mgmt          For                            For
       DESCRIBED IN THE PROXY STATEMENT

E2     PROPOSAL TO MODIFY THE COMPANY S BY-LAWS, RELATED         Mgmt          For                            For
       TO SECTION II AND SUBSECTION IV OF CHAPTER
       IV, IN RELATION TO THE ADVISORY COMMITTEES,
       IN THE FOLLOWING TERMS: A) CHANGE OF THE HEADING
       OF ARTICLE 15; B) AMENDMENT TO ARTICLE 16;
       C) ADD ITEM IV TO ARTICLE 21; AND D) ALTERATION
       OF THE HEADING OF ARTICLE 25, ALL AS MORE FULLY
       DESCRIBED IN THE PROXY STATEMENT

E3     CONSOLIDATION OF THE AMENDMENTS TO CVRD S BY-LAWS,        Mgmt          For                            For
       ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT




--------------------------------------------------------------------------------------------------------------------------
 COMPASS GROUP PLC                                                                           Agenda Number:  700862940
--------------------------------------------------------------------------------------------------------------------------
        Security:  G23296182
    Meeting Type:  AGM
    Meeting Date:  10-Feb-2006
          Ticker:
            ISIN:  GB0005331532
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements of             Mgmt          For                            For
       the Company for the FYE 30 SEP 2005 and the
       reports of the Directors and the Auditors thereon

2.     Approve the Remuneration Committee s report               Mgmt          For                            For
       for the FYE 30 SEP 2005

3.     Declare a final dividend of 6.5 pence per share           Mgmt          For                            For
       on each of the Company s ordinary shares for
       the FYE 30 SEP 2005; and approve subject to
       passing of this resolution, the final dividend
       will be paid on 06 MAR 06 to shareholders on
       the register at the close of business on 10
       FEB 2006

4.     Elect Sir Roy Gardner as a Director                       Mgmt          For                            For

5.     Re-elect Mr. Peter Cawdron as a Director                  Mgmt          For                            For

6.     Re-elect Mr. Peter Blackburn CBE as a Director            Mgmt          For                            For

7.     Re-elect Mr. Sven Kado as a Director                      Mgmt          For                            For

8.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       of the Company

9.     Authorize the Directors to determine the Auditors         Mgmt          For                            For
       remuneration

10.    Authorize the Company and any Company, which              Mgmt          For                            For
       is or becomes a subsidiary of the Company during
       the period to which this resolution relates,
       to make donations to EU political organizations
       and incur EU political expenditure provided
       that any such donations and expenditure made
       by the Company together with those made by
       any subsidiary Company while it is a subsidiary
       of the Company shall not exceed in aggregate
       GBP 125,000;  Authority expires at the conclusion
       of AGM in 2007

11.    Amend the Compass Group Long-Term Incentive               Mgmt          For                            For
       Plan which seek to increase the maximum award
       which may be made to a participant in any 1
       FY and modify the performance conditions attaching
       to awards as specified, and authorize the Directors
       of the Company  or a duly authorized Committee
       to take such steps as are necessary or expedient
       to implement those amendments

12.    Amend the Compass Group Management Share Option           Mgmt          For                            For
       Plan which will introduce a post-grant performer
       condition attaching to option grants as specified,
       and authorize the Directors of the Company
       or a duly authorized Committee  to take such
       steps as are necessary or expedient to implement
       those amendments

S.13   Approve to renew the power conferred on the               Mgmt          For                            For
       Directors by Article 12 of the Company s Articles
       of Association for a period expiring at the
       end of the next AGM of the Company or 14 FEB
       2007 and for that period the Section 89 amount
       is GBP 10,700,000

S.14   Authorize the Company, pursuant to Article 58             Mgmt          For                            For
       of the Company s Articles of Association and
       in accordance with Section 166 of the Companies
       Act 1985, to make market purchases  Section
       163 of that Act  of up to 215,566,113 ordinary
       shares of 10 pence each in the capital of the
       Company, at a minimum price of 10 pence and
       the maximum price  exclusive of expenses  which
       may be paid for each ordinary share which is
       the higher of 105% of the average of the middle
       market quotations for such shares derived from
       the London Stock Exchange Daily Official List,
       over the previous 5 business days and an amount
       equal to the higher of the price of the last
       independent trade and an amount equal to the
       higher of the price of the last independent
       trade and the highest current independent bid
       as derived form the London Stock Exchange Trading
       System  SETS ;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 09 AUG 2007 ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 CONOCOPHILLIPS                                                                              Agenda Number:  932476383
--------------------------------------------------------------------------------------------------------------------------
        Security:  20825C104
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  COP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD L. ARMITAGE                                       Mgmt          For                            For
       RICHARD H. AUCHINLECK                                     Mgmt          For                            For
       HARALD J. NORVIK                                          Mgmt          For                            For
       WILLIAM K. REILLY                                         Mgmt          For                            For
       VICTORIA J. TSCHINKEL                                     Mgmt          For                            For
       KATHRYN C. TURNER                                         Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF ERNST & YOUNG              Mgmt          For                            For
       LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2006

03     DRILLING IN SENSITIVE AREAS                               Shr           Against                        For

04     DIRECTOR ELECTION VOTE STANDARD                           Shr           Against                        For

05     SHAREHOLDER APPROVAL OF FUTURE EXTRAORDINARY              Shr           Against                        For
       RETIREMENT BENEFITS FOR SENIOR EXECUTIVES

06     ENVIRONMENTAL ACCOUNTABILITY TO COMMUNITIES               Shr           Against                        For

07     EQUITABLE COMPENSATION OF NON-EMPLOYEE DIRECTORS          Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 CONTAX PARTICIPACOES S A                                                                    Agenda Number:  700875997
--------------------------------------------------------------------------------------------------------------------------
        Security:  P51378100
    Meeting Type:  EGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  BRCTAXACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

1.     Approve to include Item  C  in Article 29 of              Mgmt          For                            For
       the Company By-Laws making it possible to establish
       a By-Law reserve, as follows - c) the remaining
       balance, respecting the registry of profits
       in the reserve for realizable profits, will
       be carried to the reserve for investments,
       the purpose of which is to ensure that the
       investments that are made, as well as to reinforce
       its operating capital, which the reserve account
       cannot exceed, together with the other profit
       reserve accounts, the amount of the corporate
       capital

2.     Amend the Company s By-Laws to reflect the change         Mgmt          For                            For
       of address of the Company s headquarters, as
       approved in the Board of Directors meeting
       held on 30 NOV 2005`

       PLEASE NOTE THAT THE MEETING HELD ON 24 FEB               Non-Voting    No vote
       2006 HAS BEEN POSTPONED AND THAT THE SECOND
       CONVOCATION WILL BE HELD ON 10 MAR 2006. PLEASE
       ALSO NOTE THE NEW CUTOFF DATE. IF YOU HAVE
       ALREADY SENT YOUR VOTES, PLEASE DO NOT RETURN
       THIS PROXY FORM UNLESS YOU DECIDE TO AMEND
       YOUR ORIGINAL INSTRUCTIONS.THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 CONTAX PARTICIPACOES SA, BRAZIL                                                             Agenda Number:  700920209
--------------------------------------------------------------------------------------------------------------------------
        Security:  P3144E103
    Meeting Type:  AGM
    Meeting Date:  18-Apr-2006
          Ticker:
            ISIN:  BRCTAXACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Acknowledge the accounts, the Board of Directors          Mgmt          For                            For
       report and the Company s consolidated financial
       statements for the FYE 31 DEC 2005

2.     Approve the distribution of profits from the              Mgmt          For                            For
       FY and to distribute the dividends

3.     Elect the Members of the Board of Directors               Mgmt          For                            For
       and their respective substitute

4.     Approve to set the annual global remuneration             Mgmt          For                            For
       of the Directors

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. IF AN IN FAVOR
       OR AGAINST INSTRUCTIONS IS RECEIVED WITHOUT
       THE NAME OF THE CANDIDATE, THE DEFAULT IS TO
       VOTE WITH OR AGAINST THE COMPANY. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 CONTINENTAL AG                                                                              Agenda Number:  932498606
--------------------------------------------------------------------------------------------------------------------------
        Security:  210771200
    Meeting Type:  Annual
    Meeting Date:  05-May-2006
          Ticker:  CTTAY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     APPROVAL OF THE ALLOCATION OF NET INCOME.                 Mgmt          For

03     RATIFICATION OF THE EXECUTIVE BOARD S ACTIONS             Mgmt          For
       FOR FISCAL 2005.

04     RATIFICATION OF THE SUPERVISORY BOARD S ACTIONS           Mgmt          For
       FOR FISCAL 2005.

05     APPOINTMENT OF THE AUDITORS FOR FISCAL 2005.              Mgmt          For
       THE SUPERVISORY BOARD PROPOSES THAT KPMG DEUTSCHE
       TREUHAND-GESELLSCHAFT AKTIENGESELLSCHAFT WIRTSCHAFTSPRUFUNGSGESELLSCHAFT,
       HANOVER, BE APPOINTED AS AUDITORS FOR FISCAL
       2006.

06     AUTHORIZATION TO ACQUIRE AND TO DISPOSE OF TREASURY       Mgmt          For
       STOCK.

07     SUBSEQUENT SUPERVISORY BOARD ELECTION.                    Mgmt          For

08     RESCISSION OF AUTHORIZED CAPITAL AND CREATION             Mgmt          Abstain
       OF NEWLY AUTHORIZED CAPITAL.

09     PARTIAL RESCISSION OF AND NEW GRANT OF AUTHORIZATION      Mgmt          For
       TO ISSUE WARRANT-LINKED BONDS AND CONVERTIBLE
       BONDS, ELIMINATION AND RESCISSION OF EXISTING
       CONDITIONAL CAPITAL AND CREATION OF NEW CONDITIONAL
       CAPITAL.

10     MODIFICATION OF STATUES.                                  Mgmt          For

11     MODIFICATION OF ARTICLES.                                 Mgmt          For

12     MODIFICATION OF ARTICLES.                                 Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 CORNING INCORPORATED                                                                        Agenda Number:  932445768
--------------------------------------------------------------------------------------------------------------------------
        Security:  219350105
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  GLW
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES B. FLAWS                                            Mgmt          For                            For
       JAMES R. HOUGHTON                                         Mgmt          For                            For
       JAMES J. O'CONNOR                                         Mgmt          For                            For
       DEBORAH D. RIEMAN                                         Mgmt          For                            For
       PETER F. VOLANAKIS                                        Mgmt          For                            For
       PADMASREE WARRIOR                                         Mgmt          For                            For

02     APPROVAL OF THE AMENDMENT OF THE 2002 WORLDWIDE           Mgmt          For                            For
       EMPLOYEE SHARE PURCHASE PLAN.

03     APPROVAL OF THE ADOPTION OF THE 2006 VARIABLE             Mgmt          For                            For
       COMPENSATION PLAN.

04     APPROVAL OF THE AMENDMENT OF THE 2003 EQUITY              Mgmt          For                            For
       PLAN FOR NON-EMPLOYEE DIRECTORS.

05     PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP AS CORNING S INDEPENDENT AUDITORS FOR THE
       FISCAL YEAR ENDING DECEMBER 31, 2006.

06     SHAREHOLDER PROPOSAL RELATING TO THE ELECTION             Shr           Against                        For
       OF EACH DIRECTOR ANNUALLY.




--------------------------------------------------------------------------------------------------------------------------
 CORPORACION MAPFRE SA, MAJADAHONDA                                                          Agenda Number:  700906805
--------------------------------------------------------------------------------------------------------------------------
        Security:  E3449V117
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  ES0124244C36
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the individual and consolidated financial         Mgmt          For                            For
       statements and the statutory reports on allocation
       of income

2.     Approve the dividends                                     Mgmt          For                            For

3.     Grant discharge to the Directors                          Mgmt          For                            For

4.     Elect the Directors                                       Mgmt          For                            For

5.     Approve to adjust par value of the common stock           Mgmt          For                            For
       and subsequently amend the Article 5 of the
       Articles of Association

6.     Amend the Article 5 of general meeting guidelines         Mgmt          For                            For
       regarding the notice of the general meeting

7.     Approve the Auditors                                      Mgmt          For                            For

8.     Authorize the Board to ratify and execute approved        Mgmt          For                            For
       resolutions

9.     Approve to write up the minutes of the meeting            Mgmt          For                            For
       or appoint Comptrollers for this purpose

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 APR 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED.  THANK YOU

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF FUTURE RECORD DATE.  IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS.  THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 COSMOTE MOBILE  TELECOMMUNICATIONS S A                                                      Agenda Number:  700859121
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9724G104
    Meeting Type:  EGM
    Meeting Date:  27-Jan-2006
          Ticker:
            ISIN:  GRS408333003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the modification to Stock Option Plan             Mgmt          For                            For
       an expansion of it to executives of Company
       s subsidiary companies abroad

2.     Approve the modification of uncommon fees system          Mgmt          For                            For
       to the Manager s and Managing Directors indemnification
       of termination of employment of Managing Directors
       of the Company  Article 23a Code Law 2190/1920

3.     Approve the contracting of the insurance contract         Mgmt          For                            For
       for the cover of the Board of Directors Members
       and Companies Managing Directors civil liability
       through the performance of responsibilities,
       duties  or authorities, as well as the basic
       terms of it  Article 23a Code Law 2190/1920

4.     Approve renting terms from Company area property          Mgmt          For                            For
       of OTE estate  Article 23a Code Law 2190/1920

5.     Approve the contracts of derivatives  ISDA                Mgmt          For                            For
       with OTE Plc for risk covering from the fluctuation
       of interests as well as the basic terms of
       their contracts  Article 23a code Law 2190/1920

6.     Amend the Article 5 Paragraph 1 of the Company            Mgmt          For                            For
       s Articles of Association with Board of Directors
       decision with reference number 209/22 DEC 2005
       for share capital increase without modification
       of the Company s Articles of Association  due
       to the Stock Option Plan, according to the
       Article 13 Paragraph 13 of the Code Law 2190/1920
       codification of the CAA

7.     Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 COSMOTE MOBILE  TELECOMMUNICATIONS S A                                                      Agenda Number:  700975165
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9724G104
    Meeting Type:  OGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  GRS408333003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Board Director s and the Auditors             Mgmt          For                            For
       reports on the annual financial statements
       for the FY 2005 and approve the dividend payment

2.     Grant discharge to the Board of Directors Members         Mgmt          For                            For
       and the Auditors from any liability for indemnity
       for the year 2005, according to Article 35
       of Code Law 2190/1920

3.     Elect the new Board of Director, due to the               Mgmt          For                            For
       end of tenure

4.     Approve the Board of Director s and the Managing          Mgmt          For                            For
       Directors received remunerations, compensation
       and expenses for the year 2005 and determination
       of the same for the FY 2006; and approve the
       Managing Directors contract basic terms and
       grant the authorization for its signature
       Article 23a of Code Law 2190/1920

5.     Elect the Certified Auditors, regular and substitute,     Mgmt          For                            For
       and an International Prestige Auditor for the
       FY 2006 and determination of their fees

6.     Grant permission to the Board of Director Members         Mgmt          For                            For
       and the Company s Managers, according to Article
       23 Paragarph.1of Code Law 2190/1920 and Article
       22 of the Company s Article of Association,
       for their participation in HELL TELECOM Group
       of Companies, Board of Director or Management
       pursuing the same or similar business goals

7.     Amend the Company s Article of Association regarding      Mgmt          For                            For
       the authority of pressing charges Codification
       of it

8.     Amend the Private Pension Programme of the Company        Mgmt          For                            For
       s Executives

9.     Approve the issuance by COSMOTE, until 31 DEC             Mgmt          For                            For
       2008 of one or more long term loans or bond
       loans to be subscribed by OTE PLC and approval
       in accordance with Article 23a of Code Law
       2190/1920 of the basic terms of the above mentioned
       Loans

10.    Approve the extension of the contract between             Mgmt          For                            For
       COSMOTE SA and OTEPLUS SA and the basic terms
       of the contract between COSMOTE SA and HELLASCOM
       SA regarding an office renting from HELLASCOMSA
       and authorization for the signing, Article
       23 of Code Law 2190/1920




--------------------------------------------------------------------------------------------------------------------------
 CREDIT AGRICOLE SA, PARIS                                                                   Agenda Number:  700910462
--------------------------------------------------------------------------------------------------------------------------
        Security:  F22797108
    Meeting Type:  MIX
    Meeting Date:  17-May-2006
          Ticker:
            ISIN:  FR0000045072
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 287415 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on the Company s By-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.   The following applies to
       Non-Resident Shareowners:   Proxy Cards: ADP
       will forward voting instructions to the Global
       Custodians that have become Registered Intermediaries,
       on ADP Vote Deadline Date. In capacity as Registered
       Intermediary, the Global Custodian will sign
       the Proxy Card and forward to the local custodian.
       If you are unsure whether your Global Custodian
       acts as Registered Intermediary, please contact
       ADP.  Trades/Vote Instructions: Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

O.1    Receive the management report of the Board of             Mgmt          For                            For
       Directors and the Auditors  general report,
       and approve the Company s financial statements
       and the balance sheet for the YE 31 DEC 2005;
       approve the charges and expenses that were
       not tax-deductible of EUR 44,109.00 with a
       corresponding tax of EUR 15,408.74

O.2    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY

O.3    Acknowledge that: the net income for the FY               Mgmt          For                            For
       is of EUR 2,450,087,502.11, the prior retained
       earnings is of EUR 232,213,796.33 i.e. a total
       of EUR 2,682,301,298.44; approve that this
       distributable income be appropriated as follows:
       to the legal reserve, 5% of the net income,
       i.e. EUR 122,504,375.11, to the total dividend:
       EUR 1,407,482,962.94, to the retained earnings:
       EUR 1,152,313,960.39; the shareholders will
       receive a net dividend of EUR 0.94 per share,
       and will entitle to the 40% allowance provided
       by the French tax code; this dividend will
       be paid on 29 MAY 2006; in the event that the
       Company holds some of its own shares on such
       date, the amount of the unpaid dividend on
       such shares shall be allocated to the retained
       earnings account

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Articles L. 225-38 et
       seq. of the French Commercial Code and approve
       said report and the agreements referred to
       therein

O.5    Ratify the co-optation of Mr. Jean-Roger Drouet           Mgmt          For                            For
       as a Director, to replace Mr. Jean-Claude Pichon,
       for the remainder of Mr. Jean-Claude Pichon
       s term of office, i.e. until the shareholders
       meeting called to approve the financial statements
       for the FYE 31 DEC 2007

O.6    Acknowledge Mr. Pierre Kerfriden s resignation            Mgmt          For                            For
       and appoint Mr. Bruno De Laage as a Director,
       for the remainder of Mr. Pierre Kerfriden s
       term of office, i.e. until the shareholders
       meeting called to approve the financial statements
       for the FYE 31 DEC 2006

O.7    Approve to renew the appointment of Mr. Noel              Mgmt          For                            For
       Dupuy as a Director for a 3-year period

O.8    Approve to renew the appointment of Mrs. Carole           Mgmt          For                            For
       Giraud as a Director for a 3-year period

O.9    Approve to renew the appointment of Mr. Roger             Mgmt          For                            For
       Gobin as a Director for a 3 year period

O.10   Approve to renew the appointment of Mr. Bernard           Mgmt          For                            For
       Mary as a Director for a 3-year period

O.11   Approve to renew the appointment of Mr. Jean-Pierre       Mgmt          For                            For
       Pargade as a Director for a 3-year period

O.12   Approve to renew the appointment of the Company           Mgmt          For                            For
       Sas Rue La Boetie as a Director for a 3-year
       period

O.13   Acknowledge that the term of office, as the               Mgmt          For                            For
       Statutory Auditor, of the Company, Barbier,
       Frinault Et Autres is over at the end of the
       present meeting and approve to renew the appointment
       of Barbier, Frinault Et Autres as the Statutory
       Auditor for a 6-year period

O.14   Acknowledge that the term of office of the Company        Mgmt          For                            For
       PricewaterhouseCoopers Audit, as the Statutory
       Auditor, is over at the end of the present
       meeting and approve to renew the appointment
       of PricewaterhouseCoopers Audit as the Statutory
       Auditor for a 6-year period

O.15   Acknowledge that the term of office, as the               Mgmt          For                            For
       Deputy Auditor, of Mr. Pierre Coll is over
       at the end of the present meeting and approve
       to renew the appointment of Mr. Pierre Coll
       as the Deputy Auditor of the Company PricewaterhouseCoopers
       Audit for a 6-year period

O.16   Acknowledge that the term of office of Mr. Alain          Mgmt          For                            For
       Grosman, as the Deputy Auditor, is over at
       the end of the present meeting and appoint
       as the Deputy Auditor of the Company Barbier,
       Frinault Et Autres, the Company Picarle Et
       Associes for a 6-year period

O.17   Approve to award total annual fees of EUR 850,000.00      Mgmt          For                            For
       to the Directors

O.18   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       to the authorization granted by the ordinary
       shareholders  meeting of 18 MAY 2005, to trade
       in the Company s shares on the stock market,
       subject to the conditions described below:
       maximum purchase price: EUR 45.00; maximum
       number of shares to be acquired: 10% of the
       share capital, or 5% of its capital when the
       share are acquired by the Company with a view
       to their retention or their subsequent delivery
       in payment or exchange as part of a merger,
       divestment or capital contribution; maximum
       funds invested in the share buybacks: EUR 3,000,000,000.00;
       Authority expires the earlier of the renewal
       by another ordinary shareholders  meeting or
       18 months ; to take all necessary measures
       and accomplish all necessary formalities

E.19   Authorize the Board of Directors, in supersession         Mgmt          Against                        Against
       of the unused part of the authorization granted
       by the shareholders meeting of 18 MAY 2005,
       the necessary powers to increase the capital,
       on one or more occasions, in France or abroad,
       by a maximum nominal amount of EUR 4,000,000,000.00,
       by issuance, with preferred subscription rights
       maintained, of ordinary shares of the Company
       and, or of any other securities giving right
       by all means to the share capital; the maximum
       nominal amount of debt securities which may
       be issued shall not exceed EUR 5,000,000,000.00;
       Authority expires at the end of 26 months
       ; to take all necessary measures and accomplish
       all necessary formalities, to charges the issuance
       costs, rights and fees against the related
       premiums and deduct from the premiums the amounts
       necessary to raise the legal reserve to one-tenth
       of the new capital after each increase

E.20   Authorize the Board of Directors, in supersession         Mgmt          Against                        Against
       of the unused part of the authorization granted
       on 18 MAY 2005, to increase the capital, in
       one or more occasions, in France or abroad,
       by a maximum nominal amount of EUR 900,000,000.00,
       by issuance, with out pre-emptive subscription
       rights, of ordinary shares of the Company and/or
       of any other securities giving access by all
       means to the share capital, the maximum nominal
       amount of debt securities which may be issued
       shall not exceed EUR 5,000,000,000.00; the
       whole with in the limit of the fraction unused
       of the ceilings set forth in Resolution E.19
       being specified that any issue carried out
       as per the present resolution shall count against
       the  or the said  corresponding ceiling  ceilings
       ;  Authority expires at the end of 26 months
       ; to take all necessary measures and accomplish
       all necessary formalities; to charge the issuance
       costs, rights and fees against the related
       and fees against the related premiums and deduct
       from the premiums the amounts necessary to
       raise the legal reserve to 1/10 of the new
       capital after each increase

E.21   Authorize the Board of Directors to increase              Mgmt          Abstain                        Against
       the number of securities to be issued in the
       event of a capital increase, for each of the
       issues with or without preferential subscription
       right of shareholders, at the same price as
       the initial issue, within 30 days of the closing
       of the subscription period and up to a maximum
       of 15% of the initial issue;  Authority expires
       at the conclusion of 26 months ; the maximum
       amount of the capital increases realized accordingly
       to the present delegation, shall count against
       the limit of the overall ceilings of capital
       increase set forth in Resolutions E.19 and
       E.20

E.22   Authorize the Board of Directors to increase              Mgmt          Abstain                        Against
       the share capital up to 10% of the share capital,
       in consideration for the contributions in kind
       granted to the Company and comprised of capital
       securities or securities giving access to share
       capital;  Authority expires at the conclusion
       of 26 months ; and to take all necessary measures
       and accomplish all necessary formalities; the
       maximum amount of the capital increases realized
       accordingly to the present delegation, shall
       count against the limit of the overall ceilings
       set forth in Resolution E.20

E.23   Authorize the Board of Directors within the               Mgmt          For                            For
       limit of 5% of the Company s share capital
       per year, to set the issue price of the ordinary
       shares or securities to be issued, in accordance
       with the terms and conditions determined by
       the shareholder s meeting

E.24   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       of the unused fraction of the authorization
       granted by the combined shareholders meeting
       of 18 MAY 2005, to increase the share capital,
       in one or more occasions, to a maximum nominal
       amount of EUR 3,000,000,000.00, by way of capitalizing
       reserves, profits, premiums or other means,
       provided that such capitalization is allowed
       by law and under the By-Laws, by issuing bonus
       shares or raising the par value of existing
       shares, or by a combination of these methods;
       this amount is independent from the overall
       ceiling fixed in Resolutions E.19 and E.20
       of the present meeting;  Authority expires
       at the conclusion of 26 months ; and to take
       all necessary measures and accomplish all necessary
       formalities

E.25   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       to the authorization granted by Resolution
       21 of the combined shareholders meeting of
       21 MAY 2003, to grant in one or more transactions,
       to employees and corporate officers of the
       Company and of related Companies, options giving
       the right either to subscribe for shares, or
       to purchase existing shares purchased by the
       Company, it being provided that the options
       shall not give rights to a total number of
       shares, which shall exceed 2% of the share
       capital;  Authority expires at the conclusion
       of 38 months ; and to take all necessary measures
       and accomplish all necessary formalities

E.26   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       to the authorization granted by Resolution
       20 of the shareholders meeting of 18 MAY 2005,
       to increase the share capital, on one or more
       occasions, at its sole discretion, by way of
       issuing shares in favor of employees of the
       Group Credit Agricole who are members of a
       Company Savings Plan;  Authority expires at
       the conclusion of 26 months ; for an amount
       that shall not exceed EUR 150,000,000.00; this
       amount shall not count against the amount of
       capital increases resulting from the previous
       resolutions; and to take all necessary measures
       and accomplish all necessary formalities

E.27   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on one or more occasions,
       by way of issuing new shares in favor of the
       Company Credit Agricole International employees;
       Authority is given for a period expiring on
       the day of shareholder s meeting ; approve
       the 2006 financial statements and for an amount
       that shall not exceed EUR 40,000,000.00; to
       take all necessary measures and accomplish
       all necessary formalities

E.28   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on one or more occasions,
       by way of issuing shares to be paid in cash
       in favor of employees of the Group Credit Agricole,
       who are members of the Company Savings Plan
       in the United States;  Authority expires at
       the conclusion of 18 months ; and for an amount
       that shall not exceed EUR 40,000,000.00; to
       take all necessary measures and accomplish
       all necessary formalities

E.29   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       to the authorization granted by the shareholder
       s meeting of 18 MAY 2005, to reduce the share
       capital, on one or more occasions, at its sole
       discretion, by canceling all or part of the
       shares held by the Company in connection with
       the Stock Repurchase Plan decided in Resolution
       O.18 or future authorizations, up to a maximum
       of 10% of the share capital over a 24 months
       period;  Authority expires at the conclusion
       of 24 months ; to take all necessary measures
       and accomplish all necessary formalities

E.30   Amend the quorum required for the validity of             Mgmt          For                            For
       the ordinary and the extraordinary shareholders
       meetings, in order to bring it into conformity
       with the current legal and regulatory requirements
       and the Articles of the By Laws: 26  ordinary
       shareholder s meeting , 27  extraordinary shareholders
       meeting

E.31   Grant full powers to the bearer of an original,           Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 CREDIT SUISSE GROUP, ZUERICH                                                                Agenda Number:  700923609
--------------------------------------------------------------------------------------------------------------------------
        Security:  H3698D419
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  CH0012138530
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 298695 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 285614 INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS

1.     Receive and approve the annual report, the parent         Mgmt          For                            For
       Company s 2005 financial statements and the
       Group s 2005 consolidated financial statements

2.     Grant discharge to the acts of the Members of             Mgmt          For                            For
       the Board of Directors and the Executive Board

3.     Approve CHF 17 million reduction in share capital         Mgmt          For                            For
       via cancellation of repurchased shares

4.     Approve the allocation of income and dividends            Mgmt          For                            For
       of CHF 2 per share

5.1.a  Re-elect Mr. Walter Kielholz and Mr. Hans-Ulrich          Mgmt          For                            For
       Doerig as the Directors

5.1.b  Elect Mr. Richard Thornburgh as a Director                Mgmt          For                            For

5.2    Ratify KPMG Klynveld Peat Marwick Geordeler               Mgmt          For                            For
       SA as the Auditors

5.3    Ratify BDO Visura as the Special Auditors                 Mgmt          For                            For

6.     Approve CHF 3.4 million reduction in pool of              Mgmt          For                            For
       capital reserved for Donaldson Lufkin Jenrette
       Employee Options




--------------------------------------------------------------------------------------------------------------------------
 CSL LTD                                                                                     Agenda Number:  700803059
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q3018U109
    Meeting Type:  AGM
    Meeting Date:  12-Oct-2005
          Ticker:
            ISIN:  AU000000CSL8
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Non-Voting    No vote
       and the reports of the Directors and the Auditors
       for the YE 30 JUN 2005, and to note the final
       and special dividends in respect of the YE
       30 JUN 2005 declared by the Board and paid
       by the Company

2.a    Re-elect Mr. Ken J. Roberts as a Director of              Mgmt          For                            For
       the Company, who retires in accordance with
       Rule 99(a) of the Constitution

2.b    Re-elect Mr. Ian A. Renard as a Director of               Mgmt          For                            For
       the Company, who retires in accordance with
       Rule 99(a) of the Constitution

2.c    Re-elect Mr. Peter H. Wade as a Director of               Mgmt          For                            For
       the Company, who retires in accordance with
       Rule 99(a) of the Constitution

3.     Adopt the remuneration report  which forms part           Mgmt          For                            For
       of the Directors  report  for the YE 30 JUN
       2005

S.4    Amend the Company s Constitution to provide               Mgmt          For                            For
       for the sale of unmarketable parcels of shares
       by the Company as specified




--------------------------------------------------------------------------------------------------------------------------
 DAEWOO SHIPBUILDING & MARINE ENGINEERING CO LTD                                             Agenda Number:  700876519
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y1916Y117
    Meeting Type:  AGM
    Meeting Date:  07-Mar-2006
          Ticker:
            ISIN:  KR7042660001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 6 balance sheet, income statement             Mgmt          For                            For
       and the proposed disposition of retained earnings
       for FY 2005; expected dividend ratio :KRW 150
       per share  3%

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the External Directors for the Audit Committee      Mgmt          For                            For

5.     Approve the remuneration and bonus limit for              Mgmt          For                            For
       the Directors




--------------------------------------------------------------------------------------------------------------------------
 DAIEI INC                                                                                   Agenda Number:  700967120
--------------------------------------------------------------------------------------------------------------------------
        Security:  J08946113
    Meeting Type:  AGM
    Meeting Date:  25-May-2006
          Ticker:
            ISIN:  JP3480200009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Handling of Net Loss                              Other         No Action                      *

2      Approve Merger by Absorption of 11 Subsidiary             Other         No Action                      *
       Companies

3      Amend Articles to: Allow Company to Re-Issue              Mgmt          No Action                      *
       Repurchased Shares, Allow        Disclosure
       of Shareholder Meeting Materials on the Internet,
       Allow Use of     Electronic Systems for Public
       Notifications, Approve Minor Revisions Related
       to the New Commercial Code, Clarify the Rights
       and Responsibilities of        Outside Directors
       and Auditors, Expand Business Lines

4.1    Appoint a Director                                        Mgmt          No Action                      *

4.2    Appoint a Director                                        Mgmt          No Action                      *

4.3    Appoint a Director                                        Mgmt          No Action                      *

4.4    Appoint a Director                                        Mgmt          No Action                      *

4.5    Appoint a Director                                        Mgmt          No Action                      *

4.6    Appoint a Director                                        Mgmt          No Action                      *

4.7    Appoint a Director                                        Mgmt          No Action                      *

4.8    Appoint a Director                                        Mgmt          No Action                      *

5.1    Appoint a Corporate Auditor                               Mgmt          No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 DAIMARU INC, TOYKO                                                                          Agenda Number:  700956747
--------------------------------------------------------------------------------------------------------------------------
        Security:  J10248102
    Meeting Type:  AGM
    Meeting Date:  25-May-2006
          Ticker:
            ISIN:  JP3499000002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, Including the               Mgmt          For                            *
       Following Dividends: Interim JY 4.5, Final
       JY 5.5, special JY 0

2      Amend Articles to: Authorize Board to Determine           Mgmt          For                            *
       Income Allocation, Expand Business Lines, Authorize
       Public Announcements in Electronic Format,
       Limit Rights of Odd Lot Shareholders.

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint Internal Statutory Internal Auditor               Mgmt          For                            *

4.2    Appoint Internal Statutory Internal Auditor               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 DAITO TRUST CONSTRUCTION CO.,LTD.                                                           Agenda Number:  700947255
--------------------------------------------------------------------------------------------------------------------------
        Security:  J11151107
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3486800000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 48, Corporate Officers
       bonuses JPY 529,883,000 (including JPY 24,130,000
       to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Expand Business Lines, Decrease Authorized
       Capital

3.     Elect a Director                                          Mgmt          For                            *

4.     Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 DBS GROUP HOLDINGS LTD                                                                      Agenda Number:  700892056
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20246107
    Meeting Type:  EGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  SG1L01001701
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    1) Amend the Articles 2, 3, 4, 5(A), 7(A), 9(A),          Mgmt          For                            For
       9(B), 10, 11, 15, 17, 19, 21(C), 22, 25, 28,
       40(B), 48, 49, 50, 53, 58, 63, 67, 80, 97,
       110, 114, 124, 127, 136 and 144 and also the
       headnote  Capitalization of the profits and
       reserves  appearing in the Articles of Association
       of the Company  the Articles ; 2) approve to
       include the new Articles 6A, 131A and 142A
       and also the new headnote  Bonus issues and
       capitalization of profits and reserves  in
       the Articles; and 3) approve to delete the
       Article 8 in the entirety as specified

2.     Amend the Rules 1, 2.1, 3, 4.1, 5.3, 5.4, 5.5,            Mgmt          For                            For
       5.6, 6.2, 6.3, 7, 9.1, 9.4 and 12.1 of the
       DBSH Performance Share Plan as specified

3.     Authorize the Directors of the Company, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  the Companies Act
       , to purchase or otherwise acquire issued ordinary
       shares in the capital of the DBSH  Ordinary
       Shares , not exceeding in aggregate the maximum
       percentage  as hereafter defined , at such
       price or prices as may be determined from time
       to time up to the maximum price whether by
       way of: i) market purchase(s) on the Singapore
       Exchange Securities Trading Limited  SGX-ST
       transacted through the Central Limit Order
       Book Trading System and/or any other securities
       exchange on which the Ordinary Shares may for
       the time being be listed and quoted  Other
       Exchange ; and/or ii) off-market purchase(s)
       if effected otherwise than on the SGX-ST as
       the case may be, Other Exchange  in accordance
       with any equal access scheme(s) as may be determined
       or formulated by the Directors as they consider
       fit, which satisfies the conditions prescribed
       by the Act and otherwise in accordance with
       all other laws and regulations and rules of
       the SGX-ST or, as the case may be, Other Exchange
       as may for the time being applicable and also
       to complete and do all such acts and things
       including executing such documents as may
       be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this resolution;  Authority expires the
       earlier of the date of the next AGM of DBSH
       is held and the date by which next AGM of DBSH
       is required by the Law




--------------------------------------------------------------------------------------------------------------------------
 DBS GROUP HOLDINGS LTD                                                                      Agenda Number:  700892222
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20246107
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  SG1L01001701
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report and audited accounts        Mgmt          For                            For
       for the YE 31 DEC 2005 and the Auditors  report
       thereon

2.     Declare a final dividend of 17 cents per ordinary         Mgmt          For                            For
       share, less income tax, for the YE 31 DEC 2005

3.     Approve to sanction the amount of SGD 1,076,538           Mgmt          For                            For
       as the Directors  fees for 2005

4.     Appoint Ernst & Young as the Auditors of the              Mgmt          For                            For
       Company and authorize the Directors to fix
       their remuneration

5.a.a  Re-elect Mr. Frank Wong as a Director, who retires        Mgmt          For                            For
       under Article 95 of the Company s Articles
       of Association

5.A.b  Re-elect Mr. Goh Geok Ling as a Director, who             Mgmt          For                            For
       retires under Article 95 of the Company s Articles
       of Association

5.A.c  Re-elect Mr. Kwa Chong Seng as a Director, who            Mgmt          For                            For
       retires under Article 95 of the Company s Articles
       of Association

5.A.d  Re-elect Mr. Narayana Murthyas a Director, who            Mgmt          For                            For
       retires under Article 95 of the Company s Articles
       of Association

5.b.a  Re-elect Mr. Koh Boon Hwee as a Director, who             Mgmt          For                            For
       retires under Article 101 of the Company s
       Articles of Association

5.B.B  Re-elect Mr. Andrew Buxton as a Director, who             Mgmt          For                            For
       retires under Article 101 of the Company s
       Articles of Association

6.a    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to offer and grant options in accordance with
       the provisions of the DBSH Share Option Plan
       and to allot and issue from time to time such
       number of ordinary shares in the capital of
       the Company  DBSH ordinary shares  as may be
       required to be issued pursuant to the exercise
       of the options under the DBSH Share Option
       Plan provided always that the aggregate number
       of new DBSH ordinary shares to be issued pursuant
       to the DBSH Share Option Plan and the DBSH
       Performance Share Plan shall not exceed 7.5%
       of the issued share capital of the Company
       from time to time

6.b    Authorize the Board of Directors of the Company           Mgmt          For                            For
       to offer and grant awards in accordance with
       the provisions of the DBSH Performance Share
       Plan and to allot and issue from time to time
       such number of DBSH ordinary shares as may
       be required to be issued pursuant to the vesting
       of awards under the DBSH Performance Share
       Plan, provided always that the aggregate number
       of new DBSH ordinary shares to be issued pursuant
       to the DBSH Performance Share Plan and the
       DBSH Share Option Plan shall not exceed 7.5%
       of the issued share capital of the Company
       from time to time

6.c    Authorize the Directors of the Company to: a)             Mgmt          For                            For
       i) issue shares in the capital of the Company
       shares  whether by way of rights, bonus or
       otherwise; and/or ii) make or grant offers,
       agreements or options  collectively, Instruments
       that might or would require shares to be issued,
       including but not limited to the creation and
       issue of  as well as adjustments to  warrants,
       debentures or other instruments convertible
       into shares; at any time and upon such terms
       and conditions and for such purposes and to
       such persons as the Directors may in their
       absolute discretion deem fit; and b)  notwithstanding
       the authority conferred by this Resolution
       may have ceased to be in force  issue shares
       in pursuance of any Instrument made or granted
       by the Directors while this resolution was
       in force, provided that: 1) the aggregate number
       of shares to be issued pursuant to this Resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this Resolution  does not exceed 50% of the
       issued share capital of the Company, of which
       the aggregate number of shares to be issued
       other than on a pro rata basis to shareholders
       of the Company  including shares to be issued
       in pursuance of Instruments made or granted
       pursuant to this Resolution  does not exceed
       20% of the issued share capital of the Company;
       2)  subject to such manner of calculation as
       may be prescribed by the Singapore Exchange
       Securities Trading Limited (SGX-ST)  for the
       purpose of determining the aggregate number
       of shares that may be issued, the percentage
       of issued share capital shall be based on the
       number of issued shares in the capital of the
       Company at the time this Resolution is passed,
       after adjusting for: i) new shares arising
       from the conversion or exercise of any convertible
       securities or share options or vesting of share
       awards which are outstanding or subsisting
       at the time this Resolution is passed; and
       ii) any subsequent consolidation or subdivision
       of shares; 3) in exercising the authority conferred
       by this Resolution, the Company shall comply
       with the provisions of the Listing Manual of
       the SGX-ST for the time being in force  unless
       such compliance has been waived by the SGX-ST
       and the Articles of Association for the time
       being of the Company;  Authority expires at
       the earlier of the conclusion of the next AGM
       of the Company or the date by which the next
       AGM of the Company is required by Law




--------------------------------------------------------------------------------------------------------------------------
 DELTA ELECTRONICS INC                                                                       Agenda Number:  700951379
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y20263102
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  TW0002308004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 308387 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.1    Receive the 2005 business reports                         Mgmt          For                            For

1.2    Receive the 2005 financial reports                        Mgmt          For                            For

1.3    Receive the 2005 audited reports                          Mgmt          For                            For

1.4    Approve the status of endorsement and guarantee           Mgmt          For                            For

2.1    Receive the 2005 audited reports                          Mgmt          For                            For

2.2    Approve the 2005 earnings distribution; proposed          Mgmt          For                            For
       stock dividend: 50/1000 share, cash dividend:
       TWD 3 per share

2.3    Approve to revise the ruling of the shareholders          Mgmt          For                            For
       meeting

2.4    Approve to revise the procedure of loan to others         Mgmt          For                            For

2.5    Approve to revise the procedure of endorsement            Mgmt          For                            For
       and guarantee

2.6    Approve to raise the capital by issuing new               Mgmt          For                            For
       shares of the Company to 1.97 billion shares;
       stock dividend: 50 per 1000 shares

2.7    Amend the Articles of Incorporation                       Mgmt          For                            For

2.8A1  Elect Mr. Bruce C Cheng as a Director                     Mgmt          For                            For

2.8A2  Elect Mr. Yancey Hai as a Director                        Mgmt          For                            For

2.8A3  Elect Mr. Mark Ko as a Director                           Mgmt          For                            For

2.8A4  Elect Mr. Raymond Hsu as a Director                       Mgmt          For                            For

2.8A5  Elect Mr. Fred Chai-Yan Lee as a Director                 Mgmt          For                            For

2.8A6  Elect Mr. Ping Cheng as a Director                        Mgmt          For                            For

2.8A7  Elect Mr. Yi-Chiang Lo as a Director                      Mgmt          For                            For

2.8A8  Elect Mr. Sam Liang as a Director                         Mgmt          For                            For

2.8A9  Elect Mr. Simon Chang as a Director                       Mgmt          For                            For

2.8B1  Elect Mr. E-Ying Hsieh as a Supervisor                    Mgmt          For                            For

2.8B2  Elect Mr. Chung-Hsing Huang as a Supervisor               Mgmt          For                            For

2.9    Grant release to the Directors from non-competition       Mgmt          For                            For
       duty

3.     Any other motions                                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 DEUTSCHE BOERSE AG, FRANKFURT AM MAIN                                                       Agenda Number:  700923685
--------------------------------------------------------------------------------------------------------------------------
        Security:  D1882G119
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  DE0005810055
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the approved annual and consolidated      Non-Voting    No vote
       annual financial statements, the Management
       reports of the Deutsche Borse AG and the Group
       Management report as at 31 DEC 2005, as well
       as the reports of the Supervisory Board and
       the proposal for the use of unappropirated
       profits

2.     Use of unappropirated profits                             Mgmt          For                            For

3.     Resolution to approve the acts of the Executive           Mgmt          For                            For
       Board

4.     Resolution to approve the acts of the Supervisory         Mgmt          For                            For
       Board

5.1    Elect Mr. David Andrews to the Supervisory Board          Mgmt          For                            For

5.2    Elect Mr. Udo Behrenwaldt to the Supervisory              Mgmt          For                            For
       Board

5.3    Elect Mr. Richard Berliand to the Supervisory             Mgmt          For                            For
       Board

5.4    Elect Dr. Manfred Gentz. to the Supervisory               Mgmt          For                            For
       Board

5.5    Elect Mr. Richard M. Hayden to the Supervisory            Mgmt          For                            For
       Board

5.6    Elect Mr. Craig Heimark to the Supervisory Board          Mgmt          For                            For

5.7    Elect Mr. Herman Joseff Lamberti to the Supervisory       Mgmt          For                            For
       Board

5.8    Elect Mr. Friedrich Merz to the Supervisory               Mgmt          For                            For
       Board

5.9    Elect Mr. Friedrich von Metzler to the Supervisory        Mgmt          For                            For
       Board

5.10   Elect Mr. Alessandro Profumo to the Supervisory           Mgmt          For                            For
       Board

5.11   Elect Mr. Gerhard Roggemann to the Supervisory            Mgmt          For                            For
       Board

5.12   Elect Dr. Erhard Schipporeit to the Supervisory           Mgmt          For                            For
       Board

5.13   Elect Mr. Kurt F. Viermetz to the Supervisory             Mgmt          For                            For
       Board

5.14   Elect Dr. Herbert Walter to the Supervisory               Mgmt          For                            For
       Board

6.     Creation of new authorized Capital I and amend            Mgmt          For                            For
       the Articles of Association

7.     Resolution on authorization to acquire own shares         Mgmt          For                            For
       pursuant to Section 71(1) no. 8 AktG

8.     Amendment of Section 9 of the Articles of Association     Mgmt          For                            For
       composition, term of office

9.     Amendment of Section 15 of the Articles of Association    Mgmt          For                            For

10.    Amendment of Section 17 of the Articles of Association    Mgmt          For                            For
       Chair of meetings

11.    Elect KPMG Deutsche Treuhand-Gesellschaft as              Mgmt          For                            For
       the Auditor and the Group Auditor for FY 2006

       PLEASE NOTE THAT THESE SHARES MAY BE BLOCKED              Non-Voting    No vote
       DEPENDING ON SOME SUBCUSTODIANS' PROCESSING
       IN THE MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.




--------------------------------------------------------------------------------------------------------------------------
 DEUTSCHE POST AG, BONN                                                                      Agenda Number:  700908087
--------------------------------------------------------------------------------------------------------------------------
        Security:  D19225107
    Meeting Type:  OGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  DE0005552004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the adopted annual financial              Mgmt          For                            For
       statements and approved consolidated financial
       statements, of the management reports for the
       Company and the Group, and of the report by
       the Supervisory Board for FY 2005

2.     Approve the appropriation of available net earnings       Mgmt          For                            For

3.     Approve the actions of the Members of the Board           Mgmt          For                            For
       of Management

4.     Approve the actions of the Members of the Supervisory     Mgmt          For                            For
       Board

5.     Appoint PricewaterhouseCoopers AG, Dusseldorf,            Mgmt          For                            For
       as the Auditors for the FY 2006

6.     Authorize the Company to purchase own shares              Mgmt          Against                        Against
       as provided for under the Section 71(1) number
       8 of the German Stock Corporation Act  Aktiengesetz
       ; and receive the report by the Board of Management
       to the AGM pursuant to Section 71(1) number
       8 in conjunction with Section 186(4)

7.A    Elect Mr. Willem G. Van Agtmael as a Member               Mgmt          For                            For
       of the Supervisory Board

7.B    Elect Mr. Hero Brahms as a Member of the Supervisory      Mgmt          For                            For
       Board

7.C    Elect Mr. Werner Gatzer as a Member of the Supervisory    Mgmt          For                            For
       Board

7.D    Elect Dr. Hubertus von Grunberg as a Member               Mgmt          For                            For
       of the Supervisory Board

7.E    Elect Mr. Harry Roels as a Member of the Supervisory      Mgmt          For                            For
       Board

7.F    Elect Mr. Elmar Toime as a Member of the Supervisory      Mgmt          For                            For
       Board

7.G    Elect Prof Dr. Ralf Kruger as a Member of the             Mgmt          For                            For
       Supervisory Board

8.     Amend the Articles of Association as specified            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 DEUTSCHE TELEKOM AG, BONN                                                                   Agenda Number:  700905257
--------------------------------------------------------------------------------------------------------------------------
        Security:  D2035M136
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  DE0005557508
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the approved financial statements         Non-Voting    No vote
       of Deutsche Telekom AG and the consolidated
       financial statements approved by the Supervisory
       Board as of December 31, 2005, the management
       report for Deutsche Telekom AG and management
       report for the Group, and the Supervisory Board's
       report for the 2005 financial year.

2.     Resolution on the appropriation of net income.            Mgmt          For                            For

3.     Resolution on the approval of the actions of              Mgmt          For                            For
       the members of the Board of Management for
       the 2005 financial year.

4.     Resolution on the approval of the actions of              Mgmt          For                            For
       the members of the Supervisory Board for the
       2005 financial year.

5.     Resolution on the appointment of the independent          Mgmt          For                            For
       auditor and the Group auditor for the 2006
       financial year.

6.     Resolution authorizing the Corporation to purchase        Mgmt          For                            For
       and use its own shares including use with the
       exclusion of subscription rights.

7.     Resolution on the creation of authorized capital          Mgmt          For                            For
       2006 for cash and/or non-cash contributions,
       with subscription rights excluded, to grant
       shares to employees as well as the relevant
       amendment to the Articles of Incorporation.

8.     Resolution on approval of the split off and               Mgmt          For                            For
       share transfer agreement with T-Systems Business
       Services GmbH.

9.     Resolution on the approval of the control and             Mgmt          For                            For
       profit and loss transfer agreement with SCS
       Personalberatung GmbH.

10.    Resolution on the approval of the control and             Mgmt          For                            For
       profit and loss transfer agreement with Caspar
       Telekommunikationsdienste GmbH.

11.    Resolution on the approval of the control and             Mgmt          For                            For
       profit and loss transfer agreement with Melchior
       Telekommunikationsdienste GmbH.

12.    Resolution on the approval of the control and             Mgmt          For                            For
       profit and loss transfer agreement with Balthasar
       Telekommunikationsdienste GmbH.

13.    Resolution on approval of the control agreement           Mgmt          For                            For
       with T-Com Innovationsgesellschaft mbH.

14.    Resolution on the amendment amendment of paragraphs       Mgmt          For                            For
       14 (2) and (16) of the Articles of Incorporation,
       especially to bring the Articles of Incorporation
       into line with the German Law on Corporate
       Integrity and Modernization of the Right of
       Avoidance (Gesetz zur Unternehmensintegritaet
       und Modernisierung des Anfechtungsrechts).

15.    Election of a Supervisory Board member. The               Mgmt          For                            For
       Supervisory Board proposes to elect Dr. Thomas
       Mirow

16.    Election of a Supervisory Board member. The               Mgmt          For                            For
       Supervisory Board proposes to elect Ms. Ingrid
       Matthaeus-Maier

17.    Election of a Supervisory Board member. The               Mgmt          For                            For
       Supervisory Board proposes to elect Dr. Mathias
       Doepfner

18.    Election of a Supervisory Board member. The               Mgmt          For                            For
       Supervisory Board proposes to elect Prof. Dr.
       Wulf von Schimmelmann

19.    Election of a Supervisory Board member. The               Mgmt          For                            For
       Supervisory Board proposes to elect Dr. Hubertus
       von Gruenberg

20.    Election of a Supervisory Board member. The               Mgmt          For                            For
       Supervisory Board proposes to elect Bernhard
       Walter




--------------------------------------------------------------------------------------------------------------------------
 DEVELOPERS DIVERSIFIED REALTY CORP.                                                         Agenda Number:  932469186
--------------------------------------------------------------------------------------------------------------------------
        Security:  251591103
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  DDR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DEAN S. ADLER                                             Mgmt          For                            For
       TERRANCE R. AHERN                                         Mgmt          For                            For
       MOHSEN ANVARI                                             Mgmt          For                            For
       ROBERT H. GIDEL                                           Mgmt          For                            For
       VICTOR B. MACFARLANE                                      Mgmt          For                            For
       CRAIG MACNAB                                              Mgmt          For                            For
       SCOTT D. ROULSTON                                         Mgmt          For                            For
       BARRY A. SHOLEM                                           Mgmt          For                            For
       WILLIAM B. SUMMERS, JR.                                   Mgmt          For                            For
       SCOTT A. WOLSTEIN                                         Mgmt          For                            For

02     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS         Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS
       FOR THE COMPANY S FISCAL YEAR ENDING DECEMBER
       31, 2006.




--------------------------------------------------------------------------------------------------------------------------
 DIAGEO PLC                                                                                  Agenda Number:  700808023
--------------------------------------------------------------------------------------------------------------------------
        Security:  G42089113
    Meeting Type:  AGM
    Meeting Date:  18-Oct-2005
          Ticker:
            ISIN:  GB0002374006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  and the Auditors  reports          Mgmt          For                            For
       and the accounts for the YE 30 JUN 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 30 JUN 2005

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            For

4.     Re-elect Mr. Lord Blyth of Rowington as a Director,       Mgmt          For                            For
       who retires by rotation

5.     Re-elect Ms. M. Lilja as a Director, who retires          Mgmt          For                            For
       by rotation

6.     Re-elect Mr. W.S. Shannahan as a Director, who            Mgmt          For                            For
       retires by rotation

7.     Elect Dr. F.B. Humer as a Director                        Mgmt          For                            For

8.     Re-appoint KPMG Audit PLC as the Auditor of               Mgmt          For                            For
       the Company until the conclusion of the next
       general meeting at which accounts are laid
       before the Company and authorize the Directors
       to determine the Auditors remuneration

9.     Approve, in substitution for all other such               Mgmt          For                            For
       authorities, to renew the power conferred on
       the Directors by Paragraph 4.2 of Article 4
       of the Company s Articles of Association for
       a period expiring at the conclusion of the
       next AGM of the Company or on 17 JAN 2007,
       whichever is earlier and for such period the
       maximum amount of relevant securities which
       the Directors may so allot in accordance with
       Paragraph 4.2 of Article 4  Section 80 prescribed
       amount  referred to in Article 4.2  shall be
       GBP 291, 272, 000

S.10   Authorize the Directors, for the purpose of               Mgmt          For                            For
       paragraph 4.3 of Article 4 of the Company s
       Article of Association, pursuant to Section
       95 of the Companies Act 1985  as amended ,
       to allot equity securities  Section 94 of that
       Act  for cash pursuant to the authority conferred
       by the previous resolution and/or where such
       allotment constitutes an allotment of equity
       securities by virtue of Section 94(3A) of that
       Act, as if Section 89(1) of that Act did not
       apply, provided that this power is limited
       to the allotment of equity securities;  Authority
       expires at the earlier of the conclusion of
       the AGM of the Company or on 17 JAN 2007 ;
       and the Directors may so allot in accordance
       with Paragraph 4.4(c) of Article 4  the Section
       95 prescribed amount referred to in Paragraph
       4.4(c) of Article 4  shall be GBP 44,132,121

S.11   Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163 of the Companies Act 1985  as
       amended   of up to 305,041,222 of its ordinary
       shares of 28 101/108 pence each, at a minimum
       price of 28 101/108 pence and the maximum price
       which may be paid is an amount equal to 105%
       of the average middle market quotations for
       an ordinary shares as derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       at the earlier of the conclusion of the next
       AGM or on 17 JAN 2007 ; the Company, before
       the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

12.    Authorized the Company for the purpose of Section         Mgmt          For                            For
       347C of the Companies Act 1985  as amended
       , to make donations to EU political organizations
       Section 347A of that Act  not exceeding GBP
       200,000 in total; and to incur EU political
       expenditure  Section 347A of the Act  not exceeding
       GBP 200,000 in total, during the period beginning
       with the date of passing this resolution and
       end of the next AGM of the Company or on 17
       JAN 2007, whichever is the sooner, in any event
       the aggregate amount of donations made and
       political expenditure incurred by the Company
       pursuant to this resolution shall not exceed
       GBP 200,000

S.13   Adopt the new Articles of Association produced            Mgmt          For                            For
       to the meeting and initiated by the Chairman
       for the purpose of identification as the Articles
       of Association of the Company in substitution
       for and to the exclusion of the Company s existing
       Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 DIXONS GROUP PLC                                                                            Agenda Number:  700786380
--------------------------------------------------------------------------------------------------------------------------
        Security:  G27806101
    Meeting Type:  AGM
    Meeting Date:  07-Sep-2005
          Ticker:
            ISIN:  GB0000472455
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the Statutory        Mgmt          For                            For
       reports

2.     Approve the final dividend of 6.22 pence per              Mgmt          For                            For
       ordinary share

3.     Re-elect Mr. David Longbottom as a Director               Mgmt          For                            For

4.     Re-elect Mr. Andrew Lynch as a Director                   Mgmt          For                            For

5.     Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       of the Company

6.     Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

7.     Approve the remuneration report                           Mgmt          For                            For

8.     Approve to make donations to EU political organization    Mgmt          For                            For
       donations and incur EU political expenditure
       up to an aggregate nominal amount of GBP 25,000

9.     Approve to change the name of the Company to              Mgmt          For                            For
       DSG International PLC

10.    Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities with pre-emptive rights up to an
       aggregate nominal amount of GBP 15,608,906

S.11   Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       an aggregate nominal amount of GBP 2,341,336

S.12   Grant authority to make market purchase of 187,000,000    Mgmt          For                            For
       ordinary shares




--------------------------------------------------------------------------------------------------------------------------
 DNB NOR ASA                                                                                 Agenda Number:  700916046
--------------------------------------------------------------------------------------------------------------------------
        Security:  R1812S105
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  NO0010031479
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Amend the Articles to specify that Control Committee      Mgmt          For                            For
       Chairman and Vice-Chairman are elected by the
       general meeting

2.     Elect Messrs. Wenche Agerup, Nils Bastiansen,             Mgmt          For                            For
       Jan Dyvi, Toril Eidesvik, Harbjoern Hansson,
       Eldbjoerg Loewer, Dag Opedal, Arthur Sletteberg,
       Tove Storroedvann, Hanne Wiig and Tomas Leire
       as Members of the Committee of Representatives
       and 6 Deputy Members

3.     Re-elect Messrs. Trond Mohn, Per Moeller and              Mgmt          For                            For
       Benedicte Schilbred as new Members of the Nominating
       Committee

4.     Approve the financial statements, allocation              Mgmt          Abstain                        Against
       of income and dividends of NOK 3.50 per share
       and approve Group contributions in the amount
       of NOK 1,458 million to Subsidiary Vital Forsakring
       ASA

5.     Approve the remuneration of the Auditors in               Mgmt          For                            For
       the amount of NOK 450,000 for 2006

6.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Control Committee in the amount of NOK 290,000
       for Chairman, NOK 210,000 for Vice-Chairman
       and NOK 180,000 for other Members

7.     Grant authority the repurchase of up to 10%               Mgmt          For                            For
       of issued share capital




--------------------------------------------------------------------------------------------------------------------------
 DOMINION RESOURCES, INC.                                                                    Agenda Number:  932453032
--------------------------------------------------------------------------------------------------------------------------
        Security:  25746U109
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  D
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PETER W. BROWN                                            Mgmt          For                            For
       RONALD J. CALISE                                          Mgmt          For                            For
       THOS. E. CAPPS                                            Mgmt          For                            For
       GEORGE A. DAVIDSON, JR.                                   Mgmt          For                            For
       THOMAS F. FARRELL, II                                     Mgmt          For                            For
       JOHN W. HARRIS                                            Mgmt          For                            For
       ROBERT S. JEPSON, JR.                                     Mgmt          For                            For
       MARK J. KINGTON                                           Mgmt          For                            For
       BENJAMIN J. LAMBERT III                                   Mgmt          For                            For
       RICHARD L. LEATHERWOOD                                    Mgmt          For                            For
       MARGARET A. MCKENNA                                       Mgmt          For                            For
       FRANK S. ROYAL                                            Mgmt          For                            For
       S. DALLAS SIMMONS                                         Mgmt          For                            For
       DAVID A. WOLLARD                                          Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS            Mgmt          For                            For
       FOR THE 2006 FINANCIAL STATEMENTS.

03     SHAREHOLDER PROPOSAL - MAJORITY VOTE STANDARD             Shr           Against                        For

04     SHAREHOLDER PROPOSAL - ENVIRONMENTAL REPORT               Shr           Against                        For

05     SHAREHOLDER PROPOSAL - RETIREMENT BENEFITS                Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 DSM N V                                                                                     Agenda Number:  700782837
--------------------------------------------------------------------------------------------------------------------------
        Security:  N65297199
    Meeting Type:  OGM
    Meeting Date:  22-Aug-2005
          Ticker:
            ISIN:  NL0000009769
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 16 AUG 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Amend the Articles of Association as follows:             Mgmt          For                            For
       by changing the current text Article 4 which
       contains  Authorized capital. Types of shares:
       1) The authorized capital shall amount to one
       billion one hundred and twenty-five million
       euros (EUR 1,125,000,000); 2) It shall be divided
       into: one hundred and fifty-three million four
       hundred and eighty thousand (153,480,000) ordinary
       shares of three euros (EUR 3); twenty-two million
       and twenty thousand (22,020,000) cumulative
       preference shares A of three euros (EUR 3);
       one hundred and eighty-seven million five hundred
       thousand (187,500,000) cumulative preference
       shares B of three euros (EUR 3); one billion
       two hundred million (1,200,000,000) cumulative
       preference shares C of three eurocents (EUR
       0.03), divided into series as stipulated in
       section 4, which are numbered consecutively
       starting at 1; The ordinary shares and the
       cumulative preference shares C may be registered
       or bearer shares, this being decided by the
       shareholder. The cumulative preference shares
       A and B shall be registered shares; Cumulative
       preference shares C linked to equal profit
       rights as referred to in article 32, section
       4, collectively form a separate series of cumulative
       preference shares C, and hence a separate type
       of shares; With the deposit at the offices
       of the Trade Register of a resolution to issue
       cumulative preference shares C for the first
       time, a number of cumulative preference shares
       C with which equal profit rights are linked,
       taken from the cumulative preference shares
       C referred to in section 2 of this article,
       is indicated with a serial number starting
       with 1. The term issue in this section 4 also
       includes the sale of cumulative preference
       shares C which are held by the company as own
       shares; The Managing Board may, subject to
       the approval of the Supervisory Board, decide
       to convert ordinary shares with a par value
       of three euros (EUR 3) which are held by the
       company as own shares, into a number of cumulative
       preference shares C with a par value of three
       eurocents  (EUR 0.03) as defined in the decision
       to convert. In the event that this conversion
       constitutes a reduction in capital, the conversion
       shall be carried out partly in order to implement
       a resolution for a capital reduction to be
       passed at the General Meeting of shareholders,
       and also in accordance with the provisions
       of articles 99 and 100, Book 2 of the Civil
       Code;6) where the Articles of Association refer
       to shares and shareholders, this is taken to
       refer to all the types of shares referred to
       in sections 2 and 4 or their holders respectively,
       unless it is stated to the contrary. 7) the
       company shall not co-operate in the issuance
       of depositary receipts for its shares  with
       the proposed text  2) It shall be divided into:
       three hundred and six million nine hundred
       and sixty thousand (306,960,000) ordinary shares
       of one euro and fifty eurocents (EUR 1.50);
       forty-four million and forty thousand (44,040,000)
       cumulative preference shares A of one euro
       and fifty eurocents (EUR 1.50); three hundred
       and seventy-five million (375,000,000) cumulative
       preference shares B of one euro and fifty eurocents
       (EUR 1.50); unchanged. 5) The Managing Board
       may, subject to the approval of the Supervisory
       Board, decide to convert ordinary shares with
       a par value of one euro and fifty eurocents
       (EUR 1.50) which are held by the company as
       own shares, into a number of cumulative preference
       shares C with a par value of three eurocents
       (EUR 0.03) as defined in the decision to convert.
       In the event that this conversion constitutes
       a reduction in capital, the conversion shall
       be carried out partly in order to implement
       a resolution for a capital reduction to be
       passed at the General Meeting of shareholders,
       and also in accordance with the provisions
       of articles 99 and 100, Book 2 of the Civil
       Code ; and by changing the current text of
       Article 32   Article 32. Reservation. Dividend:
       1) Every year the Managing Board, with the
       approval of the Supervisory Board, shall decide
       which part of the profit - the credit balance
       of the profit and loss account shall be set
       aside; 2) Out of the profit remaining after
       the setting aside of part thereof in accordance
       with the previous section, a dividend shall
       be distributed insofar as possible on the cumulative
       preference shares B, of which the percentage
       shall be equal to the average of the one month
       EURIBOR (Euro Interbank Offered Rate) - weighed
       in proportion to the number of days over which
       the distribution is effected - plus a premium,
       to be determined by the Managing Board with
       the approval of the Supervisory Board, which
       premium shall be depending on the prevailing
       market conditions. The dividend shall be computed
       over the proportionate period of time if the
       relevant cumulative preference shares B were
       issued in the course of the financial year.
       The dividend percentage shall be computed over
       the paid-up part of the par value. If the dividend
       percentage which applies to the cumulative
       preference shares B cannot or can no longer
       be computed by the method referred to in the
       first sentence of this section, at any time,
       the Managing Board shall, with the approval
       of the Supervisory Board, determine a different
       computation method for that dividend percentage
       which, in its judgement, is as similar as possible;
       3) From the amount remaining of the profit
       after the application of section 2, a dividend
       shall be distributed insofar as possible on
       the cumulative preference shares A, the percentage
       of which, to be computed on the computation
       basis set out below, shall be equal to the
       arithmetical average of the average effective
       return on government loans with a (remaining)
       life of nine to ten years as drawn up by the
       Central Bureau of Statistics and published
       in the Official Price List over the last twenty
       stock exchange days before the eighth of March
       nineteen hundred and ninety-six, increased
       by a mark-up of no more than fifty basis points
       to be determined by the Managing Board; For
       the first time on the first of January two
       thousand-six and every ten years thereafter,
       the dividend percentage of the cumulative preference
       shares A shall be adjusted to the arithmetic
       average of the average effective return on
       government loans with a (remaining) life of
       nine to ten years, as drawn up by the Central
       Bureau of Statistics and published in the Official
       Price List, over the last twenty stock exchange
       days before the day of the adjustment, increased
       or decreased by a mark-up or discount of no
       more than hundred basis points, to be determined
       by the Managing Board. The basis for the computation
       of the dividend on the cumulative preference
       shares amounts to ten euros and fifty-nine
       eurocents (EUR 10.59) per cumulative preference
       share A; 4) From the amount remaining of the
       profit after the application of section 3,
       a dividend shall be distributed insofar as
       possible on the cumulative preference shares
       C, weighed in proportion to the number of days
       over which the distribution is effected. The
       dividend - expressed as a percentage of the
       computation basis set out below - shall be
       determined, for each series of cumulative preference
       shares C to be issued, in the resolution to
       issue cumulative preference shares in the series
       in question for the first time. The provisions
       of the last sentence of article 4, section
       4 are applicable mutatis mutandis; continued...

       continued.... It may be stipulated in the resolution      Non-Voting    No vote
       to issue cumulative preference shares C in
       a series for the first time that the relevant
       dividend percentage given above shall be adjusted
       periodically. In that case it must then be
       stipulated at what times adjustment shall take
       place and it must be described in detail by
       what method the dividend percentage that becomes
       applicable due to the adjustment shall be computed.
       The amount of the dividend for each cumulative
       preference share C in a series, as the result
       of the computation method described above,
       is rounded up to a whole number of cents; The
       basis for the computation of the dividend on
       the cumulative preference shares C amounts
       to three euros and three eurocents (EUR 3.03).
       In the event of partial repayment on a series
       of cumulative preference shares C in accordance
       with article 14, section 8, the computation
       basis for the series in question shall be reduced,
       on the day when the distribution in question
       becomes payable or is made payable, by an amount
       equal to the amount to be distributed for each
       share in the series in question. 5) If, for
       any financial year, the distributions on the
       cumulative preference shares B, A and C according
       to sections 2, 3 and 4 cannot be effected or
       cannot be fully effected because the profit
       after reservation does not suffice, the deficit
       shall be distributed to the debit of the following
       financial years, without prejudice to the provisions
       of article 33, section 2; In that case, each
       time as much as possible, the overdue dividend,
       augmented by the dividend for the last expired
       financial year, shall be distributed, first
       on cumulative preference shares B and next
       on cumulative preference shares A and finally
       on the cumulative preference shares C; 6) The
       remaining profit shall be put at the disposal
       of the General Meeting provided that no further
       dividend shall be distributed on the cumulative
       preference shares A, the cumulative preference
       shares B and the cumulative preference shares
       C; 7) If a loss has been suffered in any year,
       no dividend shall be distributed for that year,
       without prejudice to the provisions of article
       33, sections 2 and 3. In following years, too,
       a distribution of profits can only take place
       after the loss has been compensated from the
       profits. However, the Managing Board may decide,
       subject to the approval of the Supervisory
       Board, to settle such a loss to the debit of
       the distributable part of the shareholders
       equity; 8) The Managing Board may decide to
       distribute an interim dividend; The decision
       shall be subject to the approval of the Supervisory
       Board; 9) Articles 103, 104 and 105, Book 2
       of the Civil Code also apply to distributions
       to shareholders  with the proposed text  3)
       From the amount remaining of the profit after
       the application of section 2, a dividend shall
       be distributed insofar as possible on the cumulative
       preference shares A, the percentage of which,
       to be computed on the computation basis set
       out below, shall be equal to the arithmetical
       average of the average effective return on
       government loans with a (remaining) life of
       nine to ten years as published in the Official
       Price List over the last twenty stock exchange
       days before the eighth of March nineteen hundred
       and ninety-six, increased by a mark-up of no
       more than fifty basis points to be determined
       by the Managing Board; For the first time on
       the first of January two thousand-six and every
       ten years thereafter, the dividend percentage
       of the cumulative preference shares A shall
       be adjusted to the arithmetic average of the
       average effective return on government loans
       with a (remaining) life of nine to ten years,
       as published in the Official Price List, over
       the last twenty stock exchange days before
       the day of the adjustment, increased or decreased
       by a mark-up or discount of no more than hundred
       basis points, to be determined by the Managing
       Board. The basis for the computation of the
       dividend on the cumulative preference shares
       amounts to five euros and two thousand nine
       hundred and forty-two ten thousandths of a
       eurocent (EUR 5.2942) per cumulative preference
       share A.

3.     Closure                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 E. I. DU PONT DE NEMOURS AND COMPANY                                                        Agenda Number:  932457612
--------------------------------------------------------------------------------------------------------------------------
        Security:  263534109
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  DD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ALAIN J.P. BELDA                                          Mgmt          For                            For
       RICHARD H. BROWN                                          Mgmt          For                            For
       CURTIS J. CRAWFORD                                        Mgmt          For                            For
       JOHN T. DILLON                                            Mgmt          For                            For
       ELEUTHERE I. DU PONT                                      Mgmt          For                            For
       CHARLES O. HOLLIDAY, JR                                   Mgmt          For                            For
       LOIS D. JULIBER                                           Mgmt          For                            For
       MASAHISA NAITOH                                           Mgmt          For                            For
       SEAN O'KEEFE                                              Mgmt          For                            For
       WILLIAM K. REILLY                                         Mgmt          For                            For
       CHARLES M. VEST                                           Mgmt          For                            For

02     ON RATIFICATION OF INDEPENDENT REGISTERED PUBLIC          Mgmt          For                            For
       ACCOUNTING FIRM

03     ON EXECUTIVE COMPENSATION                                 Shr           Against                        For

04     ON GENETICALLY MODIFIED FOOD                              Shr           Against                        For

05     ON PERFORMANCE-BASED COMPENSATION                         Shr           For                            Against

06     ON PFOA                                                   Shr           Against                        For

07     ON CHEMICAL FACILITY SECURITY                             Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 E.ON AKTIENGESELLSCHAFT EON, DUESSELDORF                                                    Agenda Number:  700895797
--------------------------------------------------------------------------------------------------------------------------
        Security:  D24909109
    Meeting Type:  AGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  DE0007614406
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the adopted financial statements          Non-Voting    No vote
       for the 2005 financial year along with the
       Combined Review of Operations for E.ON AG and
       the E.ON Group and the Report of the Supervisory
       Board as well as the presentation of the approved
       Consolidated Financial Statements

2.     Appropriation of the balance sheet income from            Mgmt          For                            For
       the 2005 FY and the appropriation of the distributable
       profit of EUR 4,614,074,864 as follows: payment
       of a dividend of EUR 2.75 plus a bonus of EUR
       4.25 per entitled share ex-dividend and payable
       date: 05 MAY 2006

3.     Discharge of the Board of Management for the              Mgmt          For                            For
       2005 FY

4.     Discharge of the Supervisory Board for the 2005           Mgmt          For                            For
       FY

5.     Authorize the Board of Managing Directors to              Mgmt          For                            For
       acquire shares of the Company of up to 10%
       of its share capital, on or before 04 NOV 2007
       and the shares may be acquired through the
       stock exchange at a price neither more than
       10% above nor more than 20% below the market
       price of the shares, by way of a public repurchase
       offer to all shareholders or by means of a
       public offer for the exchange of liquid shares
       which are admitted to trading on an organized
       market at a price not differing more than 20%
       from the market price of the shares and by
       using derivatives in the form of call or put
       options if the exercise price is neither more
       than 10% above nor more than 20% below the
       market price of the shares; authorize the Board
       of Managing Directors to dispose of the shares
       in a manner other than the stock exchange or
       an offer to all shareholders if the shares
       are sold at a price not materially below their
       market price, to use the shares in connection
       with mergers and acquisitions or for satisfying
       existing convertible or option rights, to offer
       the shares to executives and employees of the
       Company and its affiliates and to retire the
       shares

6.     Consent to the agreement on Domination and Distribution   Mgmt          For                            For
       of profits and losses between the Company E.ON
       Zwoelfte Verwaltungs GmbH, effective until
       at least 31 DEC 2011

7.     Consent to the agreement on Domination and Distribution   Mgmt          For                            For
       of profits and losses between the Company E.ON
       Dreizehnte Verwaltungs GmbH, effective until
       at least 31 DEC 2011

8.     Change of the Articles of Association regarding           Mgmt          For                            For
       the shareholders right to speak and ask questions
       due to the insertion of Section 131 Paragraph
       2 sentence 2 German Stock Corporation Act
       AKTG  through the Law on Corporate Integrity
       and Modernization of the Right of Avoidane
       UMAG

9.     Elect the Auditors for the 2006 FY: PricewaterhouseCoopersMgmt          For                            For
       AG, Duesseldorf




--------------------------------------------------------------------------------------------------------------------------
 EASTMAN CHEMICAL COMPANY                                                                    Agenda Number:  932469756
--------------------------------------------------------------------------------------------------------------------------
        Security:  277432100
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  EMN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       STEPHEN R. DEMERITT                                       Mgmt          For                            For
       ROBERT M. HERNANDEZ                                       Mgmt          For                            For
       DAVID W. RAISBECK                                         Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS     Mgmt          For                            For
       LLP AS INDEPENDENT ACCOUNTANTS.




--------------------------------------------------------------------------------------------------------------------------
 EIRCOM GROUP PLC                                                                            Agenda Number:  700770678
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3087T109
    Meeting Type:  AGM
    Meeting Date:  25-Jul-2005
          Ticker:
            ISIN:  GB0034341890
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the financial statements and the Independent
       Auditors  report on the financial statements
       the report and accounts  for the FYE 31 MAR
       2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the FYE 31 MAR 2005

3.     Re-elect Sir Anthony John Francis O  Reilly               Mgmt          For                            For
       as a Director

4.     Re-elect Mr. Con Scanlon as a Director                    Mgmt          For                            For

5.     Re-elect Dr. Philip Michael Gerard Nolan as               Mgmt          For                            For
       a Director

6.     Re-elect Mr. Maurice Alan Pratt as a Director             Mgmt          For                            For

7.     Re-elect Mr. Padraic Joseph O  Connor as a Director       Mgmt          For                            For

8.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company

9.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors

10.    Declare a final dividend for the YE 31 MAR 2005,          Mgmt          For                            For
       of 6 cent per issued ordinary shares

11.    Approve to renew the authority conferred on               Mgmt          Against                        Against
       the Directors, by the Article 12 of the Company
       s Articles of Association for a period expiring
       on the earlier of 15 months and the conclusion
       of the next AGM, and for that prescribed period
       the Section80 amount shall be GBP 25,044,325;
       being one-third of the issued ordinary share
       capital of the Company

S.12   Approve to renew the authority conferred on               Mgmt          Against                        Against
       the Directors by the Article 13 of the Company
       s Articles of Association for a period expiring
       on the earlier of 15 months and the conclusion
       of the next AGM, and for that prescribed period
       the Section89 amount shall be GBP 3,756,649;
       being 5% of the issued ordinary share capital
       of the Company exclusive of treasury shares
       held by the Company

S.13   Authorize the Company to purchase its own fully-paid      Mgmt          For                            For
       a maximum aggregate number of 75,132,974 ordinary
       shares of GBP 0.10 each by way of market purchases
       Section 163(3) of the UK Companies Act 1985
       , at a minimum price of GBP 0.10 per share
       and not more than 5% above the average market
       value for such shares derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or 15 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares of GBP 0.10 each where the
       purchase will or may be completed, either wholly
       or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 ELECTRICITE DE FRANCE EDF                                                                   Agenda Number:  700859133
--------------------------------------------------------------------------------------------------------------------------
        Security:  F2940H113
    Meeting Type:  MIX
    Meeting Date:  14-Feb-2006
          Ticker:
            ISIN:  FR0010242511
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Registered Shares: 1 to 5 days prior to the               Non-Voting    No vote
       meeting date, depends on company s by-Laws.Bearer
       Shares: 6 days prior to the meeting date. French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions. The following
       applies to Non-Resident Shareowners: Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Approve the resignation of Mr. Pierre Gadonneix           Mgmt          For                            For
       as Administrator and appoint Mr. Pierre Gadonneix
       as a Administrator until 22 NOV 2009

2.     Approve the resignation of Mr. Frank E. Dangeard          Mgmt          For                            For
       as Administrator and appoint Mr. Frank E. Dangeard
       as a Administrator until 22 NOV 2009

3.     Approve the resignation of Mr. Daniel Foundoulis          Mgmt          For                            For
       as Administrator and appoint Mr. Daniel Foundoulis
       as a Administrator until 22 NOV 2009

4.     Approve the resignation of Mr. Claude Moreau              Mgmt          For                            For
       as Administrator and appoint Mr. Claude Moreau
       as a Administrator until 22 NOV 2009

5.     Approve the resignation of Mr. Henri Proglio              Mgmt          For                            For
       as Administrator and appoint Mr. Henri Proglio
       as a Administrator until 22 NOV 2009

6.     Approve the resignation of Mr. Louis Schweitzer           Mgmt          For                            For
       as Administrator and appoint Mr. Louis Schweitzer
       as a Administrator until 22 NOV 2009

7.     Amend the Articles 3, 6, 9, 10, 13, 14, 15,               Mgmt          Abstain                        Against
       18, 20, 21 and cancel the Article 29 of the
       By-Laws

8.     Grant all powers to the bearer of a copy or               Mgmt          Abstain                        Against
       an extract of the minutes of the present to
       accomplish all deposits and publications prescribed
       by Law




--------------------------------------------------------------------------------------------------------------------------
 ELECTRICITE DE FRANCE EDF                                                                   Agenda Number:  700958133
--------------------------------------------------------------------------------------------------------------------------
        Security:  F2940H113
    Meeting Type:  OGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  FR0010242511
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.   The following applies to
       Non-Resident Shareowners:   Proxy Cards: ADP
       will forward voting instructions to the Global
       Custodians that have become Registered Intermediaries,
       on ADP Vote Deadline Date. In capacity as Registered
       Intermediary, the Global Custodian will sign
       the Proxy Card and forward to the local custodian.
       If you are unsure whether your Global Custodian
       acts as Registered Intermediary, please contact
       ADP.  Trades/Vote Instructions: Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

1.     Receive the management report of the Board of             Mgmt          For                            For
       Directors and the reports of the Auditors,
       and approve the Company s financial statements
       and the balance sheet for the YE 31 DEC 2005,
       as presented, showing income of EUR 3,532,205,705.47;
       the charges and expenses that were not tax-deductible
       of EUR 708,680.00 with a corresponding tax
       of EUR 247,604.00

2.     Receive the Management report of the Board of             Mgmt          For                            For
       Directors and the Statutory Auditors  report
       and approve the consolidated financial statements
       for the said FY, in the form presented to the
       meeting

3.     Receive the report of the Board of Directors              Mgmt          For                            For
       and the report of the Auditors on the financial
       statements and acknowledge the amount of EUR
       10,028,077,258.00 recorded as a deficit in
       retained earnings and decides to clear said
       account through a deduction: of EUR 7,316,100,000.00
       from the special reserve account and of EUR
       970,274,378.75 from the miscellaneous reserves,
       consequently to these deductions, the said
       accounts are cleared and that an amount of
       EUR 1,741,702,879.25 is now recorded as a deficit
       in retained earnings; the shareholders  meeting
       decides to clear this negative balance, i.e.
       EUR 1,741,702,879.25 through a deduction from
       the earnings for the FY amounting to EUR 3,532,205,705.47;
       following this deduction, the available income
       will amount to EUR 1,790,502,826.22; to allocate
       EUR 60,979,144.93 to the legal reserve so that
       it represents one tenth of the share capital,
       i.e. EUR 91,108,554.50; following this appropriation,
       the distributable income amounts to EUR 1,729,523,681.29;
       the shareholders will receive a net dividend
       of EUR 0.79 per share and the distributable
       income balance will be allocated to the retained
       earnings account; the dividend will be paid
       within 30 days as from the present meeting;
       consequently, the maximum overall dividend
       amounts to EUR 1,439,515,161.10; shares held
       by the Company on such date will not be entitled
       to the dividend; and delegates all powers to
       the Board of Directors to determine the overall
       amount of the dividend and consequently, the
       amount of the distributable income balance,
       which will be allocated to the retained earnings
       account; the whole dividend will entitle natural
       persons domiciled in France to the 40% allowance
       provided by the French Tax Code

4.     Approve the special report of the Auditors on             Mgmt          For                            For
       Agreements governed by Article L. 225-38 of
       the French Commercial Code, the said report
       and the Agreements referred to therein

5.     Approve to award total annual fees of EUR 165,000.00      Mgmt          For                            For
       to the Members of the Board of Directors

6.     Authorize the Board of Directors to purchase              Mgmt          For                            For
       Company s shares on the stock market, subject
       to the following conditions: maximum purchase
       price for each share: EUR 66.00, maximum number
       of shares to be acquired: 10% of the shares
       comprising the share capital, maximum funds
       invested in the share buybacks: EUR 2,000,000,000.00;
       this authorization is given for a period 18
       months of and terminates the fraction unused
       of the; authorization granted by the combined
       shareholders  meeting of 10 OCT 2005 in its
       Resolution No. 1; the number of shares acquired
       by the Company with a view to their retention
       or their subsequent delivery in payment or
       exchange as part of a merger, divestment or
       capital contribution cannot exceed 5 % of its
       capital; and delegates all powers to the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

7.     Approve to grant full powers to the bearer of             Mgmt          For                            For
       an original, a copy or extract of the minutes
       of this meeting to carry out all filings, publications
       and other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 ELECTROCOMPONENTS PLC                                                                       Agenda Number:  700866291
--------------------------------------------------------------------------------------------------------------------------
        Security:  G29848101
    Meeting Type:  EGM
    Meeting Date:  01-Feb-2006
          Ticker:
            ISIN:  GB0003096442
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Electrocomponents Long Term Incentive         Mgmt          For                            For
       Plan  LTIP  as specified and to be constituted
       by the draft rules produced to the EGM and
       authorize the Directors: i) to make such modifications
       as they consider necessary to take account
       of the requirements of the Financial Services
       Authority and best practice and to adopt the
       LTIP as so modified and do all acts and things
       necessary to operate the LTIP; and ii) to implement
       and establish for the benefit of employees
       overseas further plans based on LTIP subject
       to such modifications as may be necessary to
       take account of local tax, exchange controls
       or securities laws in overseas territories,
       provided that any shares made available under
       such further plans are treated as counting
       towards the limits on overall participation
       in the LTIP

2.     Approve the Electrocomponents Executive Incentive         Mgmt          For                            For
       Plan  EIP  as specified and to be constituted
       by the draft EIP rules produced to the EGM
       and, for the purpose of identification, initialed
       by the Chairman  and authorize the Directors
       to make such modifications as they consider
       necessary to take account of the requirements
       of the Financial Services Authority and best
       practice and to adopt the EIP as so modified
       and do all acts and things necessary to operate
       the EIP




--------------------------------------------------------------------------------------------------------------------------
 ELI LILLY AND COMPANY                                                                       Agenda Number:  932443803
--------------------------------------------------------------------------------------------------------------------------
        Security:  532457108
    Meeting Type:  Annual
    Meeting Date:  24-Apr-2006
          Ticker:  LLY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M.S. FELDSTEIN                                            Mgmt          For                            For
       J.E. FYRWALD                                              Mgmt          For                            For
       E.R. MARRAM                                               Mgmt          For                            For
       S. TAUREL                                                 Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT BY THE AUDIT              Mgmt          For                            For
       COMMITTEE OF THE BOARD OF DIRECTORS OF ERNST
       & YOUNG LLP AS PRINCIPAL INDEPENDENT AUDITORS
       FOR 2006.

03     PROPOSAL BY SHAREHOLDERS ON EXTENDING THE COMPANY         Shr           Against                        For
       S ANIMAL CARE AND USE POLICY TO CONTRACT LABS.

04     PROPOSAL BY SHAREHOLDERS ON SEPARATING THE ROLES          Shr           Against                        For
       OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER.

05     PROPOSAL BY SHAREHOLDERS ON ANNUAL ELECTION               Shr           For                            Against
       OF EACH DIRECTOR.

06     PROPOSAL BY SHAREHOLDERS ON ELECTION OF DIRECTORS         Shr           Against                        For
       BY MAJORITY VOTE.




--------------------------------------------------------------------------------------------------------------------------
 ENBRIDGE INC MEDIUM TERM NTS  CDS-                                                          Agenda Number:  700916022
--------------------------------------------------------------------------------------------------------------------------
        Security:  29250N105
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  CA29250N1050
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. David A. Arledge as a Director                  Mgmt          For                            For

1.2    Elect Mr. James J. Blanchard as a Director                Mgmt          For                            For

1.3    Elect Mr. J. Lorne Braithwaite as a Director              Mgmt          For                            For

1.4    Elect Mr. Patrick D. Daniel as a Director                 Mgmt          For                            For

1.5    Elect Ms. E. Susan Evans as a Director                    Mgmt          For                            For

1.6    Elect Mr. William R. Fatt as a Director                   Mgmt          For                            For

1.7    Elect Mr. David A. Leslie as a Director                   Mgmt          For                            For

1.8    Elect Mr. Robert W. Martin as a Director                  Mgmt          For                            For

1.9    Elect Mr. George K. Petty as a Director                   Mgmt          For                            For

1.10   Elect Mr. Charles E. Shultz as a Director                 Mgmt          For                            For

1.11   Elect Mr. Donald J. Taylor as a Director                  Mgmt          For                            For

1.12   Elect Mr. Dan C. Tutcher as a Director                    Mgmt          For                            For

2.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            For
       and authorize the Board to fix the remuneration
       of the Auditors




--------------------------------------------------------------------------------------------------------------------------
 ENDESA SA, MADRID                                                                           Agenda Number:  700867483
--------------------------------------------------------------------------------------------------------------------------
        Security:  E41222113
    Meeting Type:  OGM
    Meeting Date:  25-Feb-2006
          Ticker:
            ISIN:  ES0130670112
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE MEETING HELD ON 24 FEB               Non-Voting    No vote
       2006 HAS BEEN POSTPONED AND THAT THE SECOND
       CONVOCATION WILL BE HELD ON 25 FEB 2006. PLEASE
       ALSO NOTE THE NEW CUTOFF DATE IS 16 FEB 2006.
       IF YOU HAVE ALREADY SENT YOUR VOTES, PLEASE
       DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.

       PLEASE NOTE THAT THIS IS AN ANNUAL GENERAL MEETING.       Non-Voting    No vote
       PLEASE ALSO BE ADVISED THAT ADDITIONAL INFORMATION
       CONCERNING ENDESA, S.A. CAN ALSO BE VIEWED
       ON THE COMPANY S WEBSITE: http://www.endesa.es

1.     Examination and approval, as the case may be,             Mgmt          For                            For
       of the annual accounts (balance sheet, income
       statement and annual report) and of the management
       report of the Company and its consolidated
       group, for the fiscal year ending December
       31, 2005, as well as of the corporate management
       during said fiscal year.  To approve the annual
       accounts (balance sheet, income statement and
       annual report) of the Company and its consolidated
       group for the fiscal year ending December 31,
       2005, as well as the corporate management for
       the said fiscal year.

2.     Application of fiscal year earnings and dividend          Mgmt          For                            For
       distribution.  To approve the application of
       the fiscal year earnings and dividend distribution
       proposed by the Board of Directors, in such
       a manner that the profit for fiscal year 2005,
       amounting to 2.976.834.460,45 euros, together
       with the retained earnings from fiscal year
       2004, amounting to 212.964.366,22 euros, and
       which add up to a total of 3.189.798.826,67
       euros, is distributed as follows: - To dividend
       (Maximum amount to be distributed pertaining
       to 2,40 euros/share for all 1,058,752,117 shares)
       2.541.005.080,80 euros - To retained earnings
       648.793.745,87 euros TOTAL 3.189.798.826,67
       euros It is expressly resolved to pay the shares
       entitled to dividends, the gross sum of 2,40
       euros per share. The dividend payment shall
       be made as from 3RD of July, 2006, through
       the banks and financial institutions to be
       announced at the appropriate time, deducting
       from the amount thereof the gross sum of 0.3050
       euros per share, paid as an interim dividend
       on January 2, 2006 by virtue of a resolution
       of the Board of Directors dated November 15,
       2005.

3.     Appointment of Auditors for the Company and               Mgmt          For                            For
       its Consolidated Group.  To appoint as auditors
       for fiscal year 2006 the present external auditor
       Deloitte S.L., for both ENDESA, S.A. as well
       as for its Consolidated Group. To contract
       with the said company the external audit of
       the accounts of ENDESA, S.A. and of its Consolidated
       Group, for fiscal year 2006, delegating to
       the Board of Directors, in the broadest terms,
       the determination of the further conditions
       of this contracting.

4.     Authorization for the Company and its subsidiaries        Mgmt          For                            For
       to be able to acquire treasury stock in accordance
       with the provisions of article 75 and additional
       provision one of the Spanish Corporations Law
       ( Ley de Sociedades Anonimas ). To revoke and
       make void, as to the unused portion, the authorization
       for the derivative acquisition of treasury
       stock, granted by the Annual General Shareholders
       Meeting held on May 27, 2005. To once again
       authorize the derivative acquisition of treasury
       stock, as well as the pre-emptive rights of
       first refusal in respect thereto, in accordance
       with article 75 of the Spanish Corporations
       Law ( Ley de Sociedades Anonimas ), under the
       following conditions: a) Acquisitions may be
       made through any means legally accepted, either
       directly by ENDESA, S.A. itself, by the Companies
       of its group, or by an intermediary person,
       up to the maximum figure permitted by Law.
       b) Acquisitions shall be made at a minimum
       price per share of the par value and a maximum
       equal to their trading value plus an additional
       5%. c) The duration of this authorization shall
       be 18 months. Such acquisition may only be
       made once the result of the public takeover
       bid by Gas Natural, SDG, S.A. for Endesa s
       shares is published, or, as the case may be,
       when the takeover bid is rendered ineffective
       for any cause (or any other competing bid that
       may be tendered), all conformity with the applicable
       securities laws and regulation

5.     Authorization to the Board of Directors for               Mgmt          For                            For
       the execution, implementation and correction,
       as the case may be, of the resolutions adopted
       by the General Meeting, as well as to substitute
       the authorities it receives from the General
       meeting, and granting of authorities for processing
       the said resolutions as a public instrument.
       1. To delegate to the Company s Board of Directors
       the broadest authorities to adopt such resolutions
       as may be necessary or appropriate for the
       execution, implementation, effectiveness and
       successful conclusion of the General Meeting
       resolutions and, in particular, for the following
       acts, without limitation: (i) clarify, specify
       and complete the resolutions of this General
       Meeting and resolve such doubts or aspects
       as are presented, remedying and completing
       such defects or omissions as may prevent or
       impair the effectiveness or registration of
       the pertinent resolutions; (ii) execute such
       public and/or private documents and carry out
       such acts, legal businesses, contracts, declarations
       and transactions as may be necessary or appropriate
       for the execution and implementation of the
       resolutions adopted at this General Meeting;
       and (iii) delegate, in turn, to the Executive
       Committee or to one or more directors, who
       may act severally and indistinctly, the powers
       conferred in the preceding paragraphs. 2. To
       empower the Chairman of the Board of Directors,
       Mr. Manuel Pizarro Moreno, the Chief Executive
       Officer (CEO) Mr. Rafael Miranda Robredo and
       the Secretary of the Board of Directors and
       Secretary General Mr. Salvador Montejo Velilla,
       in order that, any of them, indistinctly, may:
       (i) carry out such acts, legal businesses,
       contracts and transactions as may be appropriate
       in order to register the preceding resolutions
       with the Mercantile Registry, including, in
       particular, inter alia, the powers to appear
       before a Notary Public in order to execute
       the public deeds or notarial records which
       are necessary or appropriate for such purpose,
       to publish the pertinent legal notices and
       formalize any other public or private documents
       which may be necessary or appropriate for the
       registration of such resolutions, with the
       express power to remedy them, without altering
       their nature, scope or meaning; and (ii) appear
       before the competent administrative authorities,
       in particular, the Ministries of Economy and
       Finance and Industry, Tourism and Commerce,
       as well as before other authorities, administrations
       and institutions, especially the Spanish Securities
       Market Commission ( Comision Nacional del Mercado
       de Valores ), the Securities Exchange Governing
       Companies and any other which may be competent
       in relation to any of the resolutions adopted,
       in order to carry out the necessary formalities
       and actions for the most complete implementation
       and effectiveness thereof.




--------------------------------------------------------------------------------------------------------------------------
 ENI SPA, ROMA                                                                               Agenda Number:  700944401
--------------------------------------------------------------------------------------------------------------------------
        Security:  T3643A145
    Meeting Type:  MIX
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  IT0003132476
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       24 MAY 2006  AND A THIRD CALL ON 26 MAY 2006
       . CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU

O.1    Approve the balance sheet and the consolidated            Mgmt          For                            For
       balance sheet as of 31 DEC 2005 and the Board
       of Directors, Internal and External Auditors
       reports

O.2    Approve the net income allocation                         Mgmt          For                            For

O.3    Grant authority to purchase own shares and withdrawal,    Mgmt          For                            For
       for the part not yet executed and this authority
       was approved by the shareholders  meeting held
       on 27 MAY 2005

O.4    Approve the Stock Option Plan for the term 2006-2008      Mgmt          For                            For
       and grant authority to dispose own shares in
       favour of the Plan

O.5    Approve the subscription of a Directors  and              Mgmt          For                            For
       Officers  Liability insurance in favour of
       Eni Directors and the Internal Auditors

E.1    Amend Articles 13, Paragraph 1, 17, Paragraph             Mgmt          For                            For
       3, 24, Paragraph 1, and 28, Paragraphs 2 and
       4, of the By Laws




--------------------------------------------------------------------------------------------------------------------------
 EQUITABLE RESOURCES, INC.                                                                   Agenda Number:  932447762
--------------------------------------------------------------------------------------------------------------------------
        Security:  294549100
    Meeting Type:  Annual
    Meeting Date:  12-Apr-2006
          Ticker:  EQT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       THOMAS A. MCCONOMY                                        Mgmt          For                            For
       BARBARA S. JEREMIAH                                       Mgmt          For                            For
       LEE T. TODD, JR., PH.D.                                   Mgmt          For                            For

02     RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT    Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTANTS

03     CONSIDER AND APPROVE THE AMENDMENT AND CONTINUATION       Mgmt          For                            For
       OF THE EXECUTIVE SHORT-TERM INCENTIVE PLAN




--------------------------------------------------------------------------------------------------------------------------
 ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, WIEN                                        Agenda Number:  700948651
--------------------------------------------------------------------------------------------------------------------------
        Security:  A19494102
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  AT0000652011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the approved annual financial statements          Mgmt          For                            For
       and the status report of the Management Board
       as well as the report of the Supervisory Board
       for the FY 2005, and receive the Group financial
       statements and the Group status report for
       the FY 2005

2.     Approve the distribution of profits                       Mgmt          For                            For

3.A    Grant discharge to the Members of the Management          Mgmt          For                            For
       Board with regard to the FY 2005

3.B    Grant discharge to the Supervisory Board with             Mgmt          For                            For
       regard to the FY 2005

4.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Supervisory Board

5.     Elect the Supervisory Board                               Mgmt          For                            For

6.     Appoint an additional Auditor and the Group               Mgmt          For                            For
       Auditor for the FY 2007 in addition to the
       Savings Banks Auditors Association as the Statutory
       Auditor

7.     Approve the acquisition, by Erste Bank, of own            Mgmt          Against                        Against
       shares for the purpose of securities trading

8.     Grant authority for the acquisition by Erste              Mgmt          For                            For
       Bank of own shares for no designated purpose,
       excluding the acquisition of such shares for
       trading purposes, and to use these shares as
       consideration for the acquisition of enterprises,
       businesses or parts of or shares in one or
       more Companies in Austria or abroad, and thus
       to dispose of these shares in a manner other
       than via the stock exchange or in a public
       offering

9.     Authorize the Management Board, for a period              Mgmt          For                            For
       of 5 years after the registration of the amendment
       of the Articles of Association, to increase
       the registered capital of the Company, also
       in several tranches by an amount of up to EUR
       180,000,000 by issuing up to 90,000,000 shares
       as follows, the type of shares, the issue price,
       the terms and conditions of the issue and,
       to the extent provided for, the exclusion of
       the subscription rights being determined by
       the Management Board with the consent of the
       Supervisory Board: a) by issuing shares against
       cash contribution without excluding the subscription
       rights of shareholder, however, if the capital
       increase serves for the issue of shares to
       employees, senior employees and Members of
       the Management Board of the Company or a Group
       Company, by excluding the subscription rights
       of shareholders and b) by issuing shares against
       contribution in kind, excluding the subscription
       rights of shareholders; and amend Paragraph
       4.4 of the Articles of Incorporation as specified

10.    Authorize the Management Board, for a period              Mgmt          For                            For
       of 5 years after the registration of the amendment
       of the Articles of Association, to effect a
       conditional increase of the registered capital
       with the consent of the Supervisory Board by
       an nominal amount of up to EUR 20,000,000 by
       issuing up to 10,000,000 bearer or registered
       ordinary shares  shares with no par value
       at an issue price of at least EUR 2.00 per
       share against cash contribution and by excluding
       the subscription rights of the current shareholders;
       this authorized conditional capital serves
       to grant share options to employees, senior
       employees and Members of the Management Board
       of the Company or a Group Company; and amend
       Paragraph 4.4.3 of the Articles of Association
       accordingly

11.A   Amend the Articles of Association in Items 2.5.3.4,       Mgmt          For                            For
       17 and 18  alignment with current provisions
       of the mortgage bank act and the act on secured
       bank bonds

11.B   Amend the Articles of Association in Item 10.4            Mgmt          For                            For
       requirement of Supervisory Board consent to
       functions of Members of the Managing Board
       in unaffiliated Companies

11.C   Approve to delete Item 13.314 of the Articles             Mgmt          For                            For
       appointment of the Management and the Supervisory
       Board Members of affiliates




--------------------------------------------------------------------------------------------------------------------------
 EXELON CORPORATION                                                                          Agenda Number:  932358232
--------------------------------------------------------------------------------------------------------------------------
        Security:  30161N101
    Meeting Type:  Annual
    Meeting Date:  22-Jul-2005
          Ticker:  EXC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF SHARE ISSUANCE                                Mgmt          For                            For

02     DIRECTOR
       E.A. BRENNAN                                              Mgmt          For                            For
       B. DEMARS                                                 Mgmt          For                            For
       N.A. DIAZ                                                 Mgmt          For                            For
       J.W. ROWE                                                 Mgmt          For                            For
       R. RUBIN                                                  Mgmt          For                            For

03     APPROVAL OF AMENDMENT TO AMENDED AND RESTATED             Mgmt          For                            For
       ARTICLES OF INCORPORATION

04     RATIFICATION OF INDEPENDENT ACCOUNTANTS                   Mgmt          For                            For

05     APPROVAL OF 2006 LONG-TERM INCENTIVE PLAN                 Mgmt          For                            For

06     APPROVAL OF EXELON EMPLOYEE STOCK PURCHASE PLAN           Mgmt          For                            For
       FOR UNINCORPORATED SUBSIDIARIES

07     APPROVAL TO ADJOURN OR POSTPONE ANNUAL MEETING            Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 EXELON CORPORATION                                                                          Agenda Number:  932538361
--------------------------------------------------------------------------------------------------------------------------
        Security:  30161N101
    Meeting Type:  Annual
    Meeting Date:  27-Jun-2006
          Ticker:  EXC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M.W. D'ALESSIO                                            Mgmt          For                            For
       R.B. GRECO                                                Mgmt          For                            For
       J.M. PALMS                                                Mgmt          For                            For
       J.W. ROGERS                                               Mgmt          For                            For
       R.L. THOMAS                                               Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT ACCOUNTANT                    Mgmt          For                            For

03     SHAREHOLDER PROPOSAL TO REQUIRE SHAREHOLDER               Shr           Against                        For
       APPROVAL OF FUTURE SEVERANCE BENEFITS




--------------------------------------------------------------------------------------------------------------------------
 EXXON MOBIL CORPORATION                                                                     Agenda Number:  932485700
--------------------------------------------------------------------------------------------------------------------------
        Security:  30231G102
    Meeting Type:  Annual
    Meeting Date:  31-May-2006
          Ticker:  XOM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M.J. BOSKIN                                               Mgmt          Withheld                       Against
       W.W. GEORGE                                               Mgmt          Withheld                       Against
       J.R. HOUGHTON                                             Mgmt          Withheld                       Against
       W.R. HOWELL                                               Mgmt          Withheld                       Against
       R.C. KING                                                 Mgmt          Withheld                       Against
       P.E. LIPPINCOTT                                           Mgmt          Withheld                       Against
       H.A. MCKINNELL, JR.                                       Mgmt          Withheld                       Against
       M.C. NELSON                                               Mgmt          Withheld                       Against
       S.J. PALMISANO                                            Mgmt          Withheld                       Against
       W.V. SHIPLEY                                              Mgmt          Withheld                       Against
       J.S. SIMON                                                Mgmt          Withheld                       Against
       R.W. TILLERSON                                            Mgmt          Withheld                       Against

02     RATIFICATION OF INDEPENDENT AUDITORS (PAGE 32)            Mgmt          For                            For

03     CUMULATIVE VOTING (PAGE 34)                               Shr           For                            Against

04     MAJORITY VOTE (PAGE 35)                                   Shr           For                            Against

05     INDUSTRY EXPERIENCE (PAGE 37)                             Shr           Against                        For

06     DIRECTOR QUALIFICATIONS (PAGE 38)                         Shr           Against                        For

07     DIRECTOR COMPENSATION (PAGE 40)                           Shr           Against                        For

08     BOARD CHAIRMAN AND CEO (PAGE 41)                          Shr           Against                        For

09     EXECUTIVE COMPENSATION REPORT (PAGE 43)                   Shr           Against                        For

10     EXECUTIVE COMPENSATION CRITERIA (PAGE 45)                 Shr           Against                        For

11     POLITICAL CONTRIBUTIONS REPORT (PAGE 47)                  Shr           Against                        For

12     CORPORATE SPONSORSHIPS REPORT (PAGE 49)                   Shr           Against                        For

13     AMENDMENT OF EEO POLICY (PAGE 50)                         Shr           For                            Against

14     BIODIVERSITY IMPACT REPORT (PAGE 52)                      Shr           Against                        For

15     COMMUNITY ENVIRONMENTAL IMPACT (PAGE 53)                  Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 FAIRFAX FINL HLDGS LTD                                                                      Agenda Number:  700944881
--------------------------------------------------------------------------------------------------------------------------
        Security:  303901102
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  CA3039011026
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Directors                                       Mgmt          For                            For

2.     Appoint the Auditors                                      Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FAIRMONT HOTELS & RESORTS INC.                                                              Agenda Number:  932456975
--------------------------------------------------------------------------------------------------------------------------
        Security:  305204109
    Meeting Type:  Special
    Meeting Date:  18-Apr-2006
          Ticker:  FHR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE RESOLUTION APPROVING THE ARRANGEMENT (THE             Mgmt          For                            For
       ARRANGEMENT ) UNDER SECTION 192 OF THE CANADA
       BUSINESS CORPORATIONS ACT INVOLVING THE CORPORATION,
       ITS SHAREHOLDERS AND 3128012 NOVA SCOTIA LIMITED,
       A CORPORATION OWNED BY AFFILIATES OF KINGDOM
       HOTELS INTERNATIONAL AND COLONY CAPITAL, LLC,
       IN THE FORM ATTACHED AS APPENDIX A TO THE MANAGEMENT
       INFORMATION CIRCULAR OF THE CORPORATION.




--------------------------------------------------------------------------------------------------------------------------
 FAR EASTONE TELECOMMUNICATIONS CO LTD                                                       Agenda Number:  700889186
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7540C108
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  TW0004904008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO A              Non-Voting    No vote
       CHANGE IN TEXT OF RESOLUTION 3.5. PLEASE ALSO
       NOTE THE NEW CUT-OFF IS 22 MAY 2006. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.

1.1    Approve to report the business operation result           Mgmt          For                            For
       of FY 2005

1.2    Approve to report the financial reports of FY             Mgmt          For                            For
       2005

1.3    Approve the Supervisors reviews financial reports         Mgmt          For                            For
       of FY 2005

1.4    Amend the Board of Directors meeting rules                Mgmt          For                            For

1.5    Others                                                    Other         For                            *

2.1    Ratify the financial reports of FY 2005                   Mgmt          For                            For

2.2    Ratify the net profit allocation of FY 2005;              Mgmt          For                            For
       cash dividend: TWD 3.1 per share

3.1    Amend a part of the Company Articles                      Mgmt          For                            For

3.2    Amend the process procedures for acquisition              Mgmt          For                            For
       and disposal of assets

3.3    Amend the process procedures of endorsements/guarantees   Mgmt          For                            For

3.4    Amend the process procedures of lending funds             Mgmt          For                            For
       to others

3.5    Re-elect 9 Directors and 3 Supervisors                    Mgmt          For                            For

3.6    Approve to relieve restrictions on the Directors          Mgmt          For                            For
       acting as the Directors of other Companies

3.7    Others                                                    Other         For                            *

4.     Extraordinary Proposal                                    Other         For                            *

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .




--------------------------------------------------------------------------------------------------------------------------
 FEDERAL HOME LOAN MORTGAGE CORPORATI                                                        Agenda Number:  932368637
--------------------------------------------------------------------------------------------------------------------------
        Security:  313400301
    Meeting Type:  Annual
    Meeting Date:  15-Jul-2005
          Ticker:  FRE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BARBARA T. ALEXANDER                                      Mgmt          For                            For
       GEOFFREY T. BOISI                                         Mgmt          For                            For
       JOAN E. DONOGHUE                                          Mgmt          For                            For
       MICHELLE ENGLER                                           Mgmt          For                            For
       RICHARD KARL GOELTZ                                       Mgmt          For                            For
       THOMAS S. JOHNSON                                         Mgmt          For                            For
       WILLIAM M. LEWIS, JR.                                     Mgmt          For                            For
       EUGENE M. MCQUADE                                         Mgmt          For                            For
       SHAUN F. O'MALLEY                                         Mgmt          For                            For
       RONALD F. POE                                             Mgmt          For                            For
       STEPHEN A. ROSS                                           Mgmt          For                            For
       RICHARD F. SYRON                                          Mgmt          For                            For
       WILLIAM J. TURNER                                         Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS     Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR
       2005.




--------------------------------------------------------------------------------------------------------------------------
 FIRSTENERGY CORP.                                                                           Agenda Number:  932474656
--------------------------------------------------------------------------------------------------------------------------
        Security:  337932107
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  FE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ANTHONY J. ALEXANDER                                      Mgmt          For                            For
       DR. CAROL A. CARTWRIGHT                                   Mgmt          For                            For
       WILLIAM T. COTTLE                                         Mgmt          For                            For
       ROBERT B. HEISLER, JR.                                    Mgmt          For                            For
       RUSSELL W. MAIER                                          Mgmt          For                            For
       GEORGE M. SMART                                           Mgmt          For                            For
       WES M. TAYLOR                                             Mgmt          For                            For
       JESSE T. WILLIAMS, SR.                                    Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC             Mgmt          For                            For
       ACCOUNTING FIRM

03     SHAREHOLDER PROPOSAL                                      Shr           For                            Against

04     SHAREHOLDER PROPOSAL                                      Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 FOERENINGSSPARBANKEN AB                                                                     Agenda Number:  700905649
--------------------------------------------------------------------------------------------------------------------------
        Security:  W3222Z236
    Meeting Type:  OGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  SE0000242455
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

       PLEASE NOTE THAT IT IS NOT POSSIBLE TO VOTE               Non-Voting    No vote
       ABSTAIN  FOR THE RESOLUTIONS OF THIS MEETING.
       THANK YOU.

       PLEASE NOTE THAT THIS IS AN ANNUAL GENERAL MEETING.       Non-Voting    No vote
       THANK YOU.

1.     Opening of the meeting and address by the Chairman,       Mgmt          For                            For
       including  presentation of the work of the
       Board of Directors

2.     Elect Mr. Thage G. Peterson as a Chairman of              Mgmt          For                            For
       the Meeting

3.     Approve the voting list                                   Mgmt          For                            For

4.     Approve the agenda                                        Mgmt          For                            For

5.     Appoint 2 persons to verify the minutes of the            Mgmt          For                            For
       meeting

6.     Approve to determine whether the meeting has              Mgmt          For                            For
       been properly convened

7.A    Receive the annual report of the Board of Directors       Mgmt          For                            For
       and the consolidated accounts for the FY 2005

7.B    Receive the address by the President                      Mgmt          For                            For

7.C    Receive the Auditors  reports for the Bank and            Mgmt          For                            For
       the Group for the FY 2004

8.     Approve the profit and loss account and balance           Mgmt          For                            For
       sheet of the a Bank and the consolidated profit
       and loss account and consolidated balance sheet
       for the FY 2005

9.     Approve the appropriation on the Bank s profit            Mgmt          For                            For
       of dividend SEK 7.50 per share and the proposed
       record date to be 28 APR 2006 with record date,
       the dividend is expected to be paid through
       VPC on 04 MAY 2006

10.    Grant discharge the Board of Directors and the            Mgmt          For                            For
       President from liability for their administration
       during the period covered by the annual report

11.    Approve to determine the number of Directors              Mgmt          For                            For

12.    Approve to determine the fees paid to the Directors       Mgmt          For                            For

13.    Elect the Chairman and the other Directors                Mgmt          For                            For

14.    Approve to determine the fees paid to the Directors       Mgmt          For                            For

15.    Approve the decision on principles for the appointment    Mgmt          For                            For
       of the nomination committee

16.    Amend the Articles 1,3,4,6,7,8,9,10,12 and of             Mgmt          For                            For
       the 13 Bank s Articles of Association

17.    Approve that the Board proposes that the AGM              Mgmt          For                            For
       resolve that the bank, during the period until
       the AGM in 2007, be permitted to acquire its
       own shares through its securities operations
       in accordance with chapter 4 of Section 5 of
       the Securities Operation Act up to a number
       that at any given time does not exceed 2 1/2
       % of the bank s shares outstanding, the price
       of shares acquired in this manner shall correspond
       to the current market price at the time and
       also covers the right for the bank to dispose
       of such acquired shares

18.    Approve that the ForeningsSparbanken AR holds             Mgmt          For                            For
       14,937,531 A shares equivalent to slightly
       more than 2.8% of the total numbers of issued
       shares; Board approve that there is a lack
       of reason for the Bank either to continue to
       hold these shares or to dispose of them, consequently
       Board proposes to reduce the share capital
       by SEK 298,750,620 by cancelling such shares
       without repayment, the amount of the reduction
       will be allocated to funds to be utilised pursuant
       to a resolution by a general meeting of shareholders;
       the Board proposes that the Meeting resolves
       that the Bank s share capital be increased
       by SEK 515,373,412 of which a sum equivalent
       to the reduction in share capital, i.e. SEK
       298,750,620 be transferred from non-restricted
       equity, and SEK 216,622,792 be transferred
       from the Bank;s statutory reserve as shown
       in the last adopted balance sheet, the bonus
       issue will be carried out without any new shares
       being issued; after carrying out the bonus
       issue, the share s quota value will increase
       from SEK 20 to SEK 21, the decision on reduction
       of the share capital shall be conditional upon
       the decision on the bonus issue and vice versa,
       subsequent to the issue, the Bank s share capital
       will amount to SEK10,822,841,652

19.    Authorize the Board, until the AGM in 2006,               Mgmt          For                            For
       to decide to acquire the bank s own shares,
       in addition to what is stated above in item
       17, on 1 or more occasions and to transfer
       all or part of the repurchased shares on 1
       or more occasions primarily as follows: acquisitions
       may only be made through purchase on the Stockholm
       stock exchange (Stockholmsbrsen) and may not
       result in that the banks total holdings of
       its own shares, including shares acquired in
       securities operations in accordance with item
       17, at any given time amounts to more than
       5% of the total number of the shares in the
       bank, the price shall lie within the interval
       between the highest buying rate and the lowest
       selling rate officially quoted for shares in
       the bank at the time of acquisition

20.    Authorize the Board for the period until the              Mgmt          For                            For
       AGM in 2007, on one or more occasions, to decide
       on the raising of loans according to Chapter
       11 Section 11 the Companies act, the authorization
       is a consequence of the new Companies Act.

21.    Approve the principles for compensation and               Mgmt          For                            For
       other employment terms for Senior Executives
       and others: a) the President; b) persons in
       executive management  presently called Group
       Executive Management (GEM) ; c) persons in
       the respective management groups for strategic
       business units, the basis of the salary and
       compensation structure shall be the total annual
       remuneration range for the above-mentioned
       categories,the range is determined annually
       by the Board, after preparation by the Board
       s Compensation Committee, taking into account
       the current market terms to facilitate competitive
       terms in local markets in which the respective
       business units operate, the compensation range
       includes the annual cost of basic salaries,
       benefits, pensions, and bonuses, the cost of
       notice of termination and severance pay including
       social insurance charges and payroll taxes,
       the fixed salary shall accord with market conditions
       and be competitive and additionally, such things
       as responsibility for revenue and costs, the
       degree of difficulty of the position, the competence
       of the individual, skills, experience and performance
       shall be taken into account when establishing
       salary, Bonus shall be limited to a maximum
       outcome, and shall be based on quantitative
       and qualitative goals agreed in advance, decisions
       on any outcome shall be made annually by the
       Board, Pension benefits can be defined benefit
       or defined contribution and shall be vested
       benefits, in addition to the above categories,
       other categories may also be covered by the
       forthcoming remuneration policy, current senior
       executives are covered by already signed agreements

22.    Other business which may come before the meeting          Other         For                            *
       by Law or in accordance with the Articles of
       Associations

23.    Closing of the Meeting                                    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FOMENTO ECONOMICO MEXICANO, S.A. DE                                                         Agenda Number:  932440009
--------------------------------------------------------------------------------------------------------------------------
        Security:  344419106
    Meeting Type:  Annual
    Meeting Date:  10-Mar-2006
          Ticker:  FMX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I      REPORT OF THE BOARD OF DIRECTORS; PRESENTATION            Mgmt          For
       OF THE FINANCIAL STATEMENTS OF FOMENTO ECONOMICO
       MEXICANO, S.A. DE C.V., FOR THE 2005 FISCAL
       YEAR, AND THE REPORT OF THE EXAMINER PURSUANT
       TO ARTICLE 172 OF THE GENERAL LAW OF COMMERCIAL
       COMPANIES ( LEY GENERAL DE SOCIEDADES MERCANTILES
       ) AND THE APPLICABLE PROVISIONS OF THE SECURITIES
       MARKET LAW.

II     APPLICATION OF THE RESULTS FOR THE 2005 FISCAL            Mgmt          For
       YEAR, INCLUDING THE PAYMENT OF A CASH DIVIDEND,
       IN MEXICAN PESOS.

III    PROPOSAL TO DETERMINE THE MAXIMUM AMOUNT TO               Mgmt          For
       BE USED IN THE SHARE REPURCHASE PROGRAM.

IV     ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS             Mgmt          For
       AND EXAMINERS, AND RESOLUTION WITH RESPECT
       TO THEIR REMUNERATION.

V      APPOINTMENT OF COMMITTEES.                                Mgmt          For

VI     APPOINTMENT OF DELEGATES FOR THE SHAREHOLDERS             Mgmt          For
       MEETING.

VII    MINUTES OF THE SHAREHOLDERS  MEETING.                     Mgmt          For




--------------------------------------------------------------------------------------------------------------------------
 FORD MOTOR COMPANY                                                                          Agenda Number:  932481118
--------------------------------------------------------------------------------------------------------------------------
        Security:  345370860
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  F
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN R.H. BOND                                            Mgmt          For                            For
       STEPHEN G. BUTLER                                         Mgmt          For                            For
       KIMBERLY A. CASIANO                                       Mgmt          For                            For
       EDSEL B. FORD II                                          Mgmt          For                            For
       WILLIAM CLAY FORD, JR.                                    Mgmt          For                            For
       IRVINE O. HOCKADAY, JR.                                   Mgmt          For                            For
       RICHARD A. MANOOGIAN                                      Mgmt          For                            For
       ELLEN R. MARRAM                                           Mgmt          For                            For
       HOMER A. NEAL                                             Mgmt          For                            For
       JORMA OLLILA                                              Mgmt          For                            For
       ROBERT E. RUBIN                                           Mgmt          For                            For
       JOHN L. THORNTON                                          Mgmt          For                            For

02     RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED       Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM.

03     RELATING TO DISCLOSURE OF OFFICERS  COMPENSATION.         Shr           Against                        For

04     RELATING TO THE COMPANY REPORTING ON CAFE LOBBYING        Shr           Against                        For
       EFFORTS.

05     RELATING TO ADOPTION OF CUMULATIVE VOTING FOR             Shr           For                            Against
       THE ELECTION OF DIRECTORS.

06     RELATING TO TYING EXECUTIVE COMPENSATION TO               Shr           Against                        For
       A REDUCTION OF LIFETIME PRODUCT GREENHOUSE
       GAS EMISSIONS.

07     RELATING TO CONSIDERATION OF A RECAPITALIZATION           Shr           Against                        For
       PLAN TO PROVIDE THAT ALL COMPANY STOCK HAVE
       ONE VOTE PER SHARE.

08     RELATING TO PUBLISHING A REPORT ON GLOBAL WARMING/COOLING.Shr           Against                        For

09     RELATING TO THE COMPANY REMOVING REFERENCES               Shr           Against                        For
       TO SEXUAL ORIENTATION FROM ITS EQUAL EMPLOYMENT
       POLICIES.

10     RELATING TO THE COMPANY REQUIRING THAT THE CHAIRMAN       Shr           For                            Against
       OF THE BOARD HAVE NO MANAGEMENT DUTIES, TITLES
       OR RESPONSIBILITIES.




--------------------------------------------------------------------------------------------------------------------------
 FOREST LABORATORIES, INC.                                                                   Agenda Number:  932372600
--------------------------------------------------------------------------------------------------------------------------
        Security:  345838106
    Meeting Type:  Annual
    Meeting Date:  08-Aug-2005
          Ticker:  FRX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HOWARD SOLOMON                                            Mgmt          For                            For
       WILLIAM J. CANDEE, III                                    Mgmt          For                            For
       GEORGE S. COHAN                                           Mgmt          For                            For
       DAN L. GOLDWASSER                                         Mgmt          For                            For
       LESTER B. SALANS                                          Mgmt          For                            For
       KENNETH E. GOODMAN                                        Mgmt          For                            For

02     RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT           Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM.




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA CHEMICALS AND FIBRE CORP                                                            Agenda Number:  700909003
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y25946107
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  TW0001326007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .

1.     Approve the report of the business operation              Mgmt          For                            For
       result of FY 2005

2.     Ratify the financial reports and net profit               Mgmt          For                            For
       allocation of FY 2005; cash dividend: TWD 5.2
       per share; stock dividend: 30/1000 from retained
       earning subject to 20% withholding tax

3.     Approve to issue new shares                               Mgmt          For                            For

4.     Amend the Memorandum and Article of Association           Mgmt          For                            For

5.     Re-elect the Domestic Directors and Supervisors           Mgmt          For                            For
       of the Company

6.     Other issues                                              Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 FORMOSA PLASTICS CORP                                                                       Agenda Number:  700982336
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26095102
    Meeting Type:  AGM
    Meeting Date:  05-Jun-2006
          Ticker:
            ISIN:  TW0001301000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 313287 DUE TO RECEIPT OF THE NAMES OF THE
       DIRECTORS AND THE SUPERVISORS AND DELETION
       OF RESOLUTION. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

A.     Receive the 2005 business operation report                Mgmt          For                            For

B.1    Acknowledge the 2005 financial statement                  Mgmt          For                            For

B.2    Acknowledge the 2005 profit distribution  cash            Mgmt          For                            For
       dividend TWD 4.1 per share

B.3    Approve the issuance of new shares form retained          Mgmt          For                            For
       earnings  stock dividend 30 for 1,000 shares
       held

B.4    Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

B.5.1  Elect Nan Ya Plastics Corporation  Shareholder            Mgmt          For                            For
       No. 006145  as a Director

B.5.2  Elect Formosa Chemicals and Fibre Corporation             Mgmt          For                            For
       Shareholder No. 006400  as a Director

B.5.3  Elect Formosa Petrochemical Corporation  Shareholder      Mgmt          For                            For
       No. 558432  as a Director

B.5.4  Elect Chang Gung Memorial Hospital  Shareholder           Mgmt          For                            For
       No. 046388  as a Supervisor




--------------------------------------------------------------------------------------------------------------------------
 FORTIS NL                                                                                   Agenda Number:  700941443
--------------------------------------------------------------------------------------------------------------------------
        Security:  B4399L102
    Meeting Type:  EGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  BE0003801181
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No Action                      *
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Opening                                                   Non-Voting    No Action                      *

2.1    Approve the special report from the Board of              Non-Voting    No Action                      *
       Directors in relation to authorized capital

2.2    Approve to cancel the unused balance and create           Mgmt          No Action
       new authorized capital and amend Article 9
       of the Articles of Association

3.1    Authorize the Company to acquire Fortis Units             Mgmt          No Action

3.2    Authorize the Company to dispose of Fortis Units          Mgmt          No Action

4.     Closure                                                   Non-Voting    No Action                      *




--------------------------------------------------------------------------------------------------------------------------
 FORTIS NL                                                                                   Agenda Number:  700968475
--------------------------------------------------------------------------------------------------------------------------
        Security:  B4399L102
    Meeting Type:  AGM
    Meeting Date:  31-May-2006
          Ticker:
            ISIN:  BE0003801181
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU                Non-Voting    No Action                      *

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No Action                      *
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No Action                      *
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

1.     Opening                                                   Mgmt          No Action

2.1.1  Approve the annual report on the FY 2005                  Mgmt          No Action

2.1.2  Approve the consolidated annual accounts for              Mgmt          No Action
       the FY 2005

2.1.3  Approve the Statutory annual accounts of the              Mgmt          No Action
       Company for the FY 2005

2.1.4  Approve the profit appropriation of the Company           Mgmt          No Action
       for the FY 2004

2.2.1  Approve the dividend policy                               Mgmt          No Action

2.2.2  Adopt the gross dividend for the 2005 FY of               Mgmt          No Action
       EUR 1.16 per Fortis Unit. as an interim dividend
       of EUR 0.52 per Fortis Unit was paid in SEP
       2005, the final dividend amounts to EUR 0.64
       and will be payable as from 22 JUN 2006

2.3.1  Grant discharge to the Members of the Board               Mgmt          No Action
       of Directors for the year 2005

2.3.2  Grant discharge to the Auditor for the FY 2005            Mgmt          No Action

3.     Approve the Fortis Governance relating to the             Mgmt          No Action
       reference codes and the applicable provisions
       regarding Corporate Governance

4.1.1  Re-elect Mr. Jan Slechte as a Director, for               Mgmt          No Action
       a period of 1 year until the end of the ordinary
       meeting of 2007

4.1.2  Re-elect Mr. Richard Delbridge as a Director,             Mgmt          No Action
       for a period of 3 years, until the end of the
       OGM of 2009

4.1.3  Re-elect Mr Klaas Westdijk as a Director, for             Mgmt          No Action
       a period of 3 years, until the OGM of 2009

4.2.1  Re-elect Mr. Alois Michielsen as a Director,              Mgmt          No Action
       for a period of 3 years, until the end of the
       OGM of 2009

4.2.2  Re-elect Mr. Reiner Hagemann as a Director,               Mgmt          No Action
       for a period of 3 years, until the end of the
       OGM of 2009

4.2.3  Re-elect Mrs. Clara Furse as a Director, for              Mgmt          No Action
       a period of 3 years until the end of the OGM
       of 2009

4.3    Re-elect PricewaterhouseCoopers, Reviseurs d              Mgmt          No Action
       Enterprises as the Statutory Auditor of the
       Company, for the FY 2006,2007, 2008 and approve
       to set its remuneration at an annual amount
       of EUR 432,000, the Company will be represented
       by Mr. Yves Vandenplas and Mr. Luc Discry

5.1    Approve the special report by the Board of Directors,     Mgmt          No Action
       prepared in accordance with Article 604, Paragraph
       2 and Article 607 of the Companies Code

5.2    Approve to cancel the unused balance of the               Mgmt          No Action
       authorized capital existing at the date of
       the meeting and to create a new authorized
       capital of EUR 1,627,920,000 for a period of
       3 years and authorize the use of the authorized
       capital in the event of a public take over
       offer for a period of 3 years; amend Article
       9 of the Articles of Association as specified

6.1    Authorize the Board of Directors of the Company           Mgmt          No Action
       and the Board of its direct Subsidiaries for
       a period of 18 months, to acquire Fortis units,
       in which twinned shares of Fortis SA/N.V. are
       incorporated, up to the maximum number authorized
       by Article 620 Paragraph 1.2 of the Companies
       Code for exchange values equivalent to the
       average of the closing prices of the Fortis
       Unit on Euronext Brussels and Euronext Amsterdam
       on the day immediately preceding the acquisition,
       plus a maximum of 15% or minus a maximum 15%

6.2    Authorize the Board of Directors of the Company           Mgmt          No Action
       and the Board of its direct Subsidiaries for
       a period of 18 months to dispose of Fortis
       Units, in which twinned Fortis SA/NV shares
       are incorporated under the conditions it will
       determine

7.     Closure                                                   Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 FOSTER'S GROUP LTD                                                                          Agenda Number:  700806500
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q3944W187
    Meeting Type:  AGM
    Meeting Date:  24-Oct-2005
          Ticker:
            ISIN:  AU000000FGL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Re-elect Mr. F.J. Swan as a Director, who retires         Mgmt          For                            For
       in accordance with the Company s Constitution

2.     Re-elect Mr. G.W. McGregor as a Director, who             Mgmt          For                            For
       retires in accordance with the Company s Constitution

S.3    Approve that, Rule 7.8 of the Constitution of             Mgmt          For                            For
       Foster s Group Limited by shareholders on 28
       MAY 2001 to reinstated in the Constitution

4.     Approve to increase the total amount of the               Mgmt          For                            For
       Directors  fees that may be received by the
       Company s Non-Executive Directors from AUD
       1,200,000 per FY to AUD 1,500,000 per FY, such
       amount to be inclusive of superannuation guarantee
       charge contributions

5.     Approve, subject to the attainment of the relevant        Mgmt          For                            For
       performance standards under the Foster s Long
       Term Incentive Plan (Plan), the acquisition
       of rights in respect of up to a maximum of
       402,800 ordinary shares in the Company in respect
       of the 2005/2006 FY, by Mr. T.L. O Hoy, President
       and Chief Executive Officer of the Company
       under the Plan

6.     Adopt the remuneration report required by Section         Mgmt          For                            For
       300A of the Corporation Act, as contained in
       the Directors  report of the Company, for the
       YE 30 JUN 2005




--------------------------------------------------------------------------------------------------------------------------
 FRANCE TELECOM SA, PARIS                                                                    Agenda Number:  700906728
--------------------------------------------------------------------------------------------------------------------------
        Security:  F4113C103
    Meeting Type:  MIX
    Meeting Date:  21-Apr-2006
          Ticker:
            ISIN:  FR0000133308
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action                      *
       ID 295450 DUE TO CHANGE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       A Verification Period exists in France. Please            Non-Voting    No Action                      *
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on the Company s By-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.    The following applies to
       Non-Resident Shareowners:

O.1    Receive the statutory financial statements for            Mgmt          No Action
       the FYE 31 DEC 2005, which include the balance
       sheet, the income statement and the notes,
       as well as the transactions reflected in the
       statutory financial statements and summarized
       in the reports; to determine the profit for
       this FY at EUR 5,511,142,538.48; grant final
       discharge to the Members of the Board of Directors
       for the performance of their term of office
       for the said FY

O.2    Receive the report of the Board of Directors              Mgmt          No Action
       as well as the report of the Statutory Auditors
       on the consolidated financial statements and
       approve the consolidated financial statements
       for the FYE 31 DEC 2005, which include the
       consolidated balance sheet and the income statement
       as well as the notes and the transactions reflected
       in the consolidated financial statements and
       summarized in the reports

O.3    Receive the report of the Board of Directors              Mgmt          No Action
       and the report of the Statutory Auditors on
       the statutory financial statements and approve
       to decide, with respect to the FY earnings
       of EUR 5,511,142,538.48, to allocate EUR 273,959,612.82
       to the legal reserve, which will raise the
       amount of this reserve to EUR 1,041,223,918.80;
       acknowledges that the distributable income
       for the FY, after allocation to the legal reserve
       and considering carry forward retained earnings
       account of EUR 4,624,606,242.44 amounts comes
       to EUR 9,861,789,168.10; and to distribute
       a dividend of EUR 1.00 per share to the shareholders
       and to allocate the balance of the distributable
       income to the retained earnings account; the
       dividend will be paid on 10 MAY 2006; authorize
       the Board of Directors to determine, in consideration
       of the number of shares held by the Company
       on the day the dividend is paid, the total
       amount of the dividend, on the understanding
       that the shares held by the Company on the
       date the dividend is paid will not give entitlement
       to a dividend, and consequently the amount
       of the balance of the distributable income
       that will be allocated to the retained earnings
       account; the amount of income thus distributed
       will entitle natural persons fiscally domiciled
       in France to the 40% allowance pursuant to
       3-2 in Article 158 of the General Tax Code
       Code General des Impots

O.4    Acknowledge the special report of the Statutory           Mgmt          No Action
       Auditors concerning the agreements referred
       to in Article L. 225-38 of the French Commercial
       Code, and approve the agreements set forth
       therein

O.5    Receive the report of the Board of Directors              Mgmt          No Action
       and approve to terminate with immediate effect,
       for the unused portion, the authorization granted
       by Resolution 19 in the combined general meeting
       of 22 APR 2005, to purchase the Company s shares;
       authorize the Company to buy its own shares
       up to a maximum of 10% cent of the share capital
       existing on the day of this general meeting,
       under the following conditions: the maximum
       purchase price shall not exceed EUR 40.00 per
       share; Consequently, the maximum amount of
       funds allocated to the Share Repurchase Program
       amounts to EUR 10,412,239,160.00;  Authority
       expires at the end of 18 months ; the acquisitions
       carried out by the Company pursuant to this
       authorization can in no event cause it to hold,
       directly or indirectly, more than 10% of the
       shares comprising the share capital; the number
       of actions acquired by the Company with a view
       to their retention or their subsequent delivery
       in payment or exchange as part of a merger,
       divestment or capital contribution cannot exceed
       5% of its capital; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

E.6    Amend the Article 15 of the Company s By-laws             Mgmt          No Action
       - Board decisions, in order to bring it into
       conformity with the new provisions of Article
       L. 225-37 of the French Commercial Code, as
       amended by Law number 2005-842 of 26 JUL 2005

E.7    Amend the Article 21 of the Company s By-laws             Mgmt          No Action
       - shareholders  meetings, in order to bring
       it into conformity with the new provisions
       of Articles L. 225-96 and L. 225-98 of the
       French Commercial Code, as amended by Law number
       2005-842 of 26 JUL 2005

E.8    Approve to terminate with immediate effect,               Mgmt          No Action
       for the unused portion, the delegation granted
       by Resolution 31 of the combined general meeting
       on 22 APR 2005; authorize the Board of Directors
       to issue the Company s ordinary shares which
       may be subscribed either in cash or by offsetting
       of debts;  Authority expires at the end of
       18 months ; approve to waive the preferential
       subscription right of shareholders to these
       ordinary shares and to reserve the right to
       subscribe them to holders of stock options
       or shares of Orange S.A. that are beneficiaries
       of a liquidity agreement; the maximum nominal
       amount of the capital increase resulting from
       all issuances effected pursuant to this delegation
       is set at EUR 200,000,000.00; this amount will
       be charged against the maximum set by Resolution
       33 of the combined shareholders  meeting on
       22 APR 2005; authorize the Board of Directors
       to take all necessary measures and accomplish
       all necessary formalities

E.9    Approve to terminate with immediate effect,               Mgmt          No Action
       for the unused portion, the delegation granted
       by Resolution 32 of the combined general meeting
       on 22 APR 2005; authorize the Board of Directors,
       proceeding with the issuance and free allocation
       of option-based liquidity instruments  ILO
       comprised of bonds exercisable for cash;
       Authority expires at the end of  18 months
       ; and/or for existing ordinary shares and/or
       to be issued by the Company and for which the
       Company s shares shall be fully paid-up, if
       applicable, by offsetting of debts; to waive
       the preferential subscription rights of the
       shareholders for the benefit of holders of
       stock options of Orange S.A. that are beneficiaries
       of a liquidity agreement; the maximum nominal
       amount of the capital increase resulting from
       all the issues that can be carried out pursuant
       to this delegation is set at EUR 10,000,000.00;
       this amount will be charged against the maximum
       set by Resolution 33 of the combined shareholders
       meeting on 22 APR 2005; to take all necessary
       measures and accomplish all necessary formalities

E.10   Approve to terminate with immediate effect,               Mgmt          No Action
       for the unused portion, the delegation granted
       by Resolution 36 of the combined general meeting
       on 22 APR 2005; authorize the Board of Directors
       to increase the share capital, at its discretion,
       on one or more occasions, through the issuance
       of ordinary shares or securities giving access
       to the Company s ordinary shares existing or
       to be issued, reserved for employees and former
       employees who are Members of the France Telecom
       Group Corporate Savings Plan, including through
       the free allocation of ordinary shares or securities
       giving access to the Company s ordinary shares
       existing or to be issued, specifically by the
       incorporation of reserves, profits or premiums
       up to the legal and regulatory limits; the
       maximum nominal amount of the capital increase
       of France Telecom resulting from all issuances
       effected out pursuant to this delegation is
       set at EUR 1,000,000,000.00;  Authority expires
       at the end of 26 months ; to take all necessary
       measures and accomplish all necessary formalities

E.11   Approve to terminate with immediate effect,               Mgmt          No Action
       for the unused portion, the delegation granted
       by Resolution 37 of the combined shareholders
       meeting on 22 APR 2005; authorize the Board
       of Directors to cancel, on one or more occasions,
       up to a maximum of 10% of the Company s share
       capital by periods of 24 months, all or part
       of the France Telecom ordinary shares acquired
       as part of the share purchase programs authorized
       in the Resolution O.5, or as part of share
       purchase programs authorized subsequent to
       the date of this Shareholders  Meeting; to
       take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       at the end of 18 months

E.12   Authorize the Board of Directors, pursuant to             Mgmt          No Action
       Article L. 225-197-1 et seq. of the French
       Commercial Code, to proceed to the allocation,
       free of charge, of ordinary shares, reserved
       for employees and the Board Members  as defined
       by Article L.225-197-1 II part 1 , or certain
       of them, of the Company or of related companies
       or groups as defined by Article L. 225-197-2
       of the French Commercial Code;  Authority expires
       at the end of 38 months ; the total number
       of ordinary shares granted free of charge pursuant
       to this resolution shall not represent more
       than 1% of the capital of the Company; to take
       all necessary measures and accomplish all necessary
       formalities

E.13   Grant all powers to the bearer of an original,            Mgmt          No Action
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 FRAPORT AG FRANKFURT AIRPORT SERVICES WORLDWIDE, FRANKFURT AM MAIN                          Agenda Number:  700927962
--------------------------------------------------------------------------------------------------------------------------
        Security:  D3856U108
    Meeting Type:  AGM
    Meeting Date:  31-May-2006
          Ticker:
            ISIN:  DE0005773303
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the financial statements and              Non-Voting    No vote
       annual report for the 2005 FY with the report
       of the Supervisory Board, the Group financial
       statements and the Group annual report

2.     Resolution on the appropriation of the distributable      Mgmt          For                            For
       profit of EUR 82,081,062 as follows: payment
       of a dividend of EUR 0.90 per no-par share
       EUR 98,755.20 shall be carried forward ex-dividend
       and payable date: 01 JUN 2006

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            For

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            For

5.     Appoint PwC Deutsche Revision AG, Frankfurt               Mgmt          For                            For
       as the Auditors for the 2006 FY

6.1    Elect Mr. Joerg Hennerkes as Member to the Supervisory    Mgmt          For                            For
       Board

6.2    Elect Mr. Wolfgang Mayrhuber as a Member to               Mgmt          For                            For
       the Supervisory Board

7.     Renewal of the authorization to acquire own               Mgmt          For                            For
       shares the Company shall be authorized to acquire
       own shares of up to 3% of its share capital,
       at prices not deviating more than 10% from
       the market price of the shares, on or before
       30 NOV 2007;the Company shall be authorized
       to use the shares within the scope of the Fraport
       Management Stock Option Plans 2005 and as partial
       remuneration for Members of the Board of Managing
       Directors

8.     Amendments to the Articles of Association in              Mgmt          For                            For
       connection with the Law on Company Integrity
       and the Modernization of the Right to Set Aside
       Resolutions  UMAG  as follows: Section 14(2),
       regarding shareholders' meetings being convened
       at least 30 days before the shareholder deadline
       for registering to attend the meeting Section
       15, regarding the deadline for registering
       to attend the shareholders' meeting being the
       7th day prior to the meeting date and registration
       including proof of shareholding as per the
       21st day prior to the meeting date

9.     Further amendment to the Articles of Association          Mgmt          For                            For
       in connection with the Law on Company Integrity
       and the Modernization of the Right to Set Aside
       Resolutions  UMAG  as follows: Section 16(3)3,
       regarding the Chairman of the shareholders'
       meeting being authorized to limit the time
       for questions and answers at shareholder' meeting




--------------------------------------------------------------------------------------------------------------------------
 FREEPORT-MCMORAN COPPER & GOLD INC.                                                         Agenda Number:  932463590
--------------------------------------------------------------------------------------------------------------------------
        Security:  35671D857
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  FCX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERT J. ALLISON, JR.                                    Mgmt          For                            For
       ROBERT A. DAY                                             Mgmt          For                            For
       GERALD J. FORD                                            Mgmt          For                            For
       H. DEVON GRAHAM, JR.                                      Mgmt          For                            For
       J. BENNETT JOHNSTON                                       Mgmt          For                            For
       BOBBY LEE LACKEY                                          Mgmt          For                            For
       GABRIELLE K. MCDONALD                                     Mgmt          For                            For
       JAMES R. MOFFETT                                          Mgmt          For                            For
       B.M. RANKIN, JR.                                          Mgmt          For                            For
       J. STAPLETON ROY                                          Mgmt          For                            For
       J. TAYLOR WHARTON                                         Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF ERNST & YOUNG              Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS.

03     APPROVAL OF THE PROPOSED 2006 STOCK INCENTIVE             Mgmt          Against                        Against
       PLAN.

04     STOCKHOLDER PROPOSAL REGARDING REVIEW OF POLICIES         Shr           Against                        For
       RELATING TO FINANCIAL SUPPORT OF INDONESIAN
       GOVERNMENT SECURITY PERSONNEL.




--------------------------------------------------------------------------------------------------------------------------
 FRESENIUS MED CARE AKTIENGESELLSCHAFT                                                       Agenda Number:  700789906
--------------------------------------------------------------------------------------------------------------------------
        Security:  358029106
    Meeting Type:  EGM
    Meeting Date:  30-Aug-2005
          Ticker:
            ISIN:  US3580291066
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the conversion of preference shares               Mgmt          For                            For
       into ordinary shares

2.     Approve the conversion of interests held under            Mgmt          For                            For
       our employee participation programs into rights
       to acquire ordinary shares and related adjustments
       to such interest

3.     Approve the creation of authorized capital                Mgmt          For                            For

4.     Approve the transformation of the Company's               Mgmt          For                            For
       legal form from a stock corporation under German
       Law into a partnership limited by shares under
       German Law to be called Fresenius Medical Care
       AG & Co. KGaA with Fresenius Medical Care Management
       AG, a subsidiary of Fresenius AG, as the sole
       general partner

       Transact any other business                               Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 FRESENIUS MEDICAL CARE AG                                                                   Agenda Number:  932384453
--------------------------------------------------------------------------------------------------------------------------
        Security:  358029205
    Meeting Type:  Special
    Meeting Date:  30-Aug-2005
          Ticker:  FMSPR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     THE CONVERSION OF OUR OUTSTANDING PREFERENCE              Mgmt          For                            For
       SHARES INTO ORDINARY SHARES.




--------------------------------------------------------------------------------------------------------------------------
 FRESENIUS MEDICAL CARE AG                                                                   Agenda Number:  932498024
--------------------------------------------------------------------------------------------------------------------------
        Security:  358029205
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  FMSPR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PRESENTATION OF THE ANNUAL FINANCIAL STATEMENTS           Mgmt          For                            For
       AND GROUP FINANCIAL STATEMENTS

02     RESOLUTION ON THE APPLICATION OF PROFIT                   Mgmt          For                            For

03     RESOLUTION ON THE DISCHARGE OF THE MANAGEMENT             Mgmt          For                            For
       BOARD

04     RESOLUTION ON THE DISCHARGE OF THE SUPERVISORY            Mgmt          For                            For
       BOARD

05     DIRECTOR
       DR. GERD KRICK                                            Mgmt          For                            For
       DR. DIETER SCHENCK                                        Mgmt          For                            For
       PROF. DR BERND FAHRHOLZ                                   Mgmt          For                            For
       WALTER L. WEISMAN*                                        Mgmt          For                            For
       JOHN GERHARD KRINGEL*                                     Mgmt          For                            For
       WILLIAM P. JOHNSON                                        Mgmt          For                            For

06     ELECTION OF THE AUDITORS AND GROUP AUDITORS               Mgmt          For                            For
       FOR THE FINANCIAL YEAR 2006

07     RESOLUTION ON AUTHORIZING THE GRANTING OF OPTIONS         Mgmt          For                            For
       TO MANAGERIAL STAFF MEMBERS (FUHRUNGSKRAFTE)
       AND MEMBERS OF THE MANAGMENT OF FRESENIUS MEDICAL
       CARE AG & CO. KGAA OR AN AFFILIATED COMPANY
       (STOCK OPTION PROGRAM 2006) AND THE CREATION
       OF CONDITIONAL CAPITAL TO PROVIDE FOR THE STOCK
       OPTION PROGRAM 2006 AND CONSEQUENT AMENDMENTS
       TO THE ARTICLES OF ASSOCIATION

08     RESOLUTION ON THE ADJUSTMENT OF EXISTING EMPLOYEE         Mgmt          For                            For
       PARTICIPATION PROGRAMS

09     RESOLUTION ON AMENDMENT OF THE ARTICLES OF ASSOCIATION    Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 FUBON FINL HLDG CO LTD                                                                      Agenda Number:  700902489
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y26528102
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  TW0002881000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE .

1.1    Receive the report on business operating results          Mgmt          For                            For
       of 2005

1.2    Receive the rectifying financial statements               Mgmt          For                            For
       of 2005 by the Company Supervisors

1.3    Receive the report on the Company s Rules Governing       Mgmt          For                            For
       Shareholders  Meetings

1.4    Receive the report on the status of the regulation        Mgmt          For                            For
       of holdings of the same shareholder of the
       Company

2.1    Approve the business reports and financial statements     Mgmt          For                            For
       of 2005

2.2    Approve the distribution of profits of 2005               Mgmt          For                            For

3.1    Elect One Independant Director of the Company             Mgmt          For                            For

4.1    Amend the Company s Articles of Incorporation             Mgmt          For                            For

4.2    Amend the Company s Rules Governing shareholders          Mgmt          For                            For
       meetings

4.3    Amend the Company Rules Governing the Re-election         Mgmt          For                            For
       of the Directors and the Supervisors

4.4    Amend the Company s Rules Governing the Acquisition       Mgmt          For                            For
       and Disposition of Assets

5.     Other proposals and extraordinary proposals               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 FUJI HEAVY INDUSTRIES LTD                                                                   Agenda Number:  700990915
--------------------------------------------------------------------------------------------------------------------------
        Security:  J14406136
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3814800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of Liability           Mgmt          For                            *
       System for Directors and      Auditors, Allow
       Disclosure of Shareholder Meeting Materials
       on the Internet,  Approve Minor Revisions Related
       to the New Commercial Code, Appoint an
       Independent Auditor, Reduce Board Size

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Appoint 1 Supplementary Auditor                           Other         For                            *

6      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate         Auditors

7      Amend the Compensation to be Received by Directors        Mgmt          For                            *
       and Auditors




--------------------------------------------------------------------------------------------------------------------------
 GAIL INDIA LTD                                                                              Agenda Number:  700802386
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y2682X135
    Meeting Type:  AGM
    Meeting Date:  28-Sep-2005
          Ticker:
            ISIN:  INE129A01019
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005, audited profit and loss
       account for the YE 31 MAR 2005, the Board s
       report and addendum thereto, the Auditors
       report and the comments thereupon of the Comptroller
       and the Auditor General of India

2.     Declare a dividend on equity share capital for            Mgmt          For                            For
       the FYE 31 MAR 2005; the Board has recommended
       a total dividend of 80% on the paid-up equity
       share capital of the Company for the YE 31
       MAR 2005, including interim dividend of 40%
       on the paid-up equity share capital already
       paid

3.     Re-appoint Shri. M.R. Hingnikar as a Director,            Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Dr. A.K. Kundra as a Director, who             Mgmt          For                            For
       retires by rotation

5.     Re-appoint Shri. B.C. Bora as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Authorize the Board of Directors to determine             Mgmt          For                            For
       and fix the remuneration of the Statutory/Branch
       Auditors of the Company for the FY 2005-06,
       as may be deemed fit by the Board

7.     Appoint Shri. M.S. Srinivasan as a Director               Mgmt          For                            For
       of the Company, who is liable to retire by
       rotation

8.     Appoint Shri. P.K. Sinha as a Director of the             Mgmt          For                            For
       Company, who is liable to retire by rotation

9.     Appoint Shri. Ajay Tyagi as a Director, who               Mgmt          For                            For
       is liable to retire by rotation




--------------------------------------------------------------------------------------------------------------------------
 GALLAHER GROUP PLC, LONDON                                                                  Agenda Number:  700915652
--------------------------------------------------------------------------------------------------------------------------
        Security:  G3708C105
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  GB0003833695
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       accounts for the YE 31 DEC 2005 and the Auditors
       report thereon

2.     Declare a final dividend of 22.9 pence per ordinary       Mgmt          For                            For
       share for the YE 31 DEC 2005 payable on 23
       MAY 2006 to shareholders on the register at
       the close of business on 17 MAR 2006

3.     Approve the Directors  remuneration report contained      Mgmt          For                            For
       in the 2005 annual report and financial statements

4.     Re-elect Mr. John Gildersleeve as a Director              Mgmt          For                            For
       of the Company

5.     Re-elect Sir Graham Hearne as a Director of               Mgmt          For                            For
       the Company

6.     Re-elect Mr. Ronnie Bell as a Director of the             Mgmt          For                            For
       Company

7.     Re-elect Mr. Mark Rolfe as a Director of the              Mgmt          For                            For
       Company

8.     Re-appoint PricewaterhouseCoopers LLp as the              Mgmt          For                            For
       Auditors of the Company for 2006, and authorize
       the Directors to fix the Auditors  remuneration

9.     Authorize the Company, in accordance with Section         Mgmt          For                            For
       347C of the Companies Act 1985  the Act , to
       make donations to EU political organizations
       and to incur EU political expenditure  Section
       347A of the Act , up to a maximum aggregate
       amount of GBP 50,000 per annum;  Authority
       expires earlier of the conclusion of the Company
       s AGM to be held in 2007 or 09 AUG 2007

10.    Authorize Gallaher Limited, a wholly-owned subsidiary     Mgmt          For                            For
       of the Company, in accordance with Section
       347D of the Act, to make donations to EU political
       organizations and to incur EU political expenditure
       Section 347A of the Act , up to a maximum
       aggregate amount of GBP 50,000 per annum;
       Authority expires earlier of the conclusion
       of the Company s AGM to be held in 2007 or
       09 AUG 2007

11.    Authorize Austria Tabak GmbH & Co. KG, being              Mgmt          For                            For
       a subsidiary undertaking of the Company which
       is incorporated outside Great Britain, in accordance
       with Section 347E of the Act, to make donations
       to EU political organizations and to incur
       EU political expenditure  Section 347A of the
       Act , up to a maximum aggregate amount of GBP
       50,000 per annum;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2007 or 09 AUG 2007

12.    Authorize the Board, generally and without conditions,    Mgmt          For                            For
       under Section 80 of the Act to allot shares,
       and the rights to shares  which are defined
       in Section 80 as  relevant securities  , up
       to total nominal amount of GBP 21,867,530 or
       218,675,300;  Authority expires earlier of
       the conclusion of the Company s AGM to be held
       in 2007 or 09 AUG 2007 ; and the Board can
       make offers, and enter into agreements, which
       would, or might need relevant securities to
       be allotted after this period

S.13   Authorize the Board under authority given by              Mgmt          For                            For
       Resolution 12 and/or where an allotment constitutes
       an allotment of equity securities by virtue
       of Section 94(3A) of the Act, to allot equity
       securities, entirely paid for in cash, free
       of the restriction in Section 89(1) of the
       Act, the total nominal amount of equity securities
       which can be allotted under this power is GBP
       3,280,130 or 32,801,300;  Authority expires
       earlier of the conclusion of the Company s
       AGM to be held in 2007 or 09 AUG 2007 ; to
       make offers, and enter into agreements, which
       would, or might, need equity securities to
       be allotted after this period;  there is no
       limit an the total nominal amount of equity
       securities which can be allotted under this
       power where the allotment is in connection
       with a rights issue, in all other cases

S.14   Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163(3) of the Act  of up to 65,602,600
       ordinary shares of 10 pence each in the capital
       of the Company, at a minimum price of 10 pence
       and amount equal to 105% above the average
       middle market quotations for such shares derived
       from the London Stock Exchange Daily Official
       List, for the 5 business days preceding the
       date of purchase;  Authority expires earlier
       of the conclusion of the Company s AGM to be
       held in 2007 or 09 AUG 2007 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700891143
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  EGM
    Meeting Date:  07-Apr-2006
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       08 APR 2006  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Approve to increase the capital by issuing EUR            Mgmt          For                            For
       602,429,955 ordinary shares with a nominal
       value of EUR 1 each, and with issuance premium
       to be fixed by the Board of Directors at the
       time of the capital increase, in conformity
       with Section 159.1.C of the Spanish Limited
       Companies Act, Ley De Sociedades Anonimas,
       the capital increase consideration will be
       non-cash, in the form of Endesa, S.A. shares
       for those holders of Endesa S.A. shares who
       will accept the take over bid made by Gas Natural
       SDG, S.A. the capital increase excludes the
       preferential subscription on right and expressly
       includes the possibility that the increase
       is not fully taken up

2.     Approve to make an application, before the relevant       Mgmt          For                            For
       Spanish and Foreign Bodies, for the newly issued
       shares to be quoted on Madrid, Barcelona, Bilbao
       and Valencia Stock Exchanges, listed in the
       Electronic Stock Market, Mercado Continuo,
       and traded on the New York Stock Exchange through
       ADSS, under the provisions applicable to every
       case

3.     Approve the delegation of powers to the Board             Mgmt          For                            For
       of Directors, under the provisions of Article
       153.1.A of the Spanish Limited Companies Act,
       and with authority to deputy the powers granted
       to it by the meeting, to fix those terms and
       conditions of the capital increase that are
       not set by the general meeting, including,
       but not limited to the issuance premium amount,
       the final specifications of the capital increase
       resulting from the acceptances of the take
       over bid, the amendments of Article 5 and first
       paragraph of Article 6 of the Articles of Association
       that may be needed on the base of the resulting
       corporate capital amount, and the delivery
       and execution of any necessary public instruments
       and private documents in order to put into
       effect the agreed capital increase

4.     Ratify the appointment of the Director                    Mgmt          For                            For

5.     Authorize the Board of Directors to construe,             Mgmt          For                            For
       rectify, complement, implement and develop
       the agreements adopted by the meeting, with
       authority to deputy the powers granted to it
       by the meeting and convert such agreements
       into a public instrument




--------------------------------------------------------------------------------------------------------------------------
 GAS NATURAL SDG SA, BARCELONA                                                               Agenda Number:  700964845
--------------------------------------------------------------------------------------------------------------------------
        Security:  E5499B123
    Meeting Type:  OGM
    Meeting Date:  08-Jun-2006
          Ticker:
            ISIN:  ES0116870314
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       09 JUN 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED.  THANK YOU.

1.     Receive and approve the annual accounts, balance          Mgmt          For                            For
       sheet, profit and loss account and notes to
       the accounts, as well as the Management report
       of Gas Natural SDG, Sociedad Anonima, and its
       consolidated Group proposed application of
       profits, activities and performance of the
       Board of Directors, all of the foregoing with
       reference to the FYE 31 DEC 2005

2.     Approve to transfer funds from the account maintained     Mgmt          For                            For
       in anticipation of voluntary depreciation,
       as per the Royal Decree 2-1985 dated 30 APR,
       to the voluntary reserve account

3.     Amend Articles 26  about AGM of shareholders,             Mgmt          For                            For
       in order to bring it into line with section
       95.2 of the Spanish Limited Companies Act,
       Ley De Sociedades Anonimas, restated pursuant
       to the Spanish Act 19-2005 dated 14 NOV  and
       28  about AGM notice of shareholders, in order
       to bring it into line with Section 97, Paragraphs
       1 to 4, of the Spanish Limited Companies Act,
       restated pursuant to the Spanish Act 19-2005
       dated 14 NOV  of the Articles of Association

4.     Amend Articles 3  about types of general meetings,        Mgmt          For                            For
       in order to bring it into line with the restated
       Article 26 of the Articles of Association ,
       4  about general meeting notices, in order
       to bring it into line with the restated Articles
       26 and 28 of the Articles of Association  and
       19, about proposals, in order to bring it into
       line with the restated Article 28 of the articles
       of association  of the Articles of Association

5.     Ratify, appoint or re-appoint the Directors               Mgmt          For                            For

6.     Authorize the Board of Directors to issue bonds,          Mgmt          For                            For
       debentures and other similar securities, either
       simple or secured, not convertible into shares,
       of the class and for the amount that the general
       meeting may deem appropriate, in conformity
       with the legal provisions, rendering void for
       the amount not use d the authority granted
       thereto by the general meeting held on 30 APR
       2002

7.     Authorize the Board of Directors the authority            Mgmt          For                            For
       to carry out the derivative acquisition of
       own shares, either directly or via subsidiaries,
       under the terms agreed by the general meeting
       and within the legal limit s and requirements,
       rendering void the authorization granted thereto
       b y the general meeting held on 20 APR 2005

8.     Grant delegate powers to complement, develop,             Mgmt          For                            For
       rectify and execute the resolutions adopted
       by the general meeting




--------------------------------------------------------------------------------------------------------------------------
 GENERAL ELECTRIC COMPANY                                                                    Agenda Number:  932446241
--------------------------------------------------------------------------------------------------------------------------
        Security:  369604103
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  GE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A      DIRECTOR
       JAMES I. CASH, JR.                                        Mgmt          For                            For
       SIR WILLIAM M. CASTELL                                    Mgmt          For                            For
       ANN M. FUDGE                                              Mgmt          For                            For
       CLAUDIO X. GONZALEZ                                       Mgmt          For                            For
       JEFFREY R. IMMELT                                         Mgmt          For                            For
       ANDREA JUNG                                               Mgmt          For                            For
       ALAN G. LAFLEY                                            Mgmt          For                            For
       ROBERT W. LANE                                            Mgmt          For                            For
       RALPH S. LARSEN                                           Mgmt          For                            For
       ROCHELLE B. LAZARUS                                       Mgmt          For                            For
       SAM NUNN                                                  Mgmt          For                            For
       ROGER S. PENSKE                                           Mgmt          For                            For
       ROBERT J. SWIERINGA                                       Mgmt          For                            For
       DOUGLAS A. WARNER III                                     Mgmt          For                            For
       ROBERT C. WRIGHT                                          Mgmt          For                            For

B      RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR          Mgmt          For                            For

01     CUMULATIVE VOTING                                         Shr           For                            Against

02     CURB OVER-EXTENDED DIRECTORS                              Shr           Against                        For

03     ONE DIRECTOR FROM THE RANKS OF RETIREES                   Shr           Against                        For

04     INDEPENDENT BOARD CHAIRMAN                                Shr           Against                        For

05     DIRECTOR ELECTION MAJORITY VOTE STANDARD                  Shr           Against                        For

06     REPORT ON GLOBAL WARMING SCIENCE                          Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 GENERAL MOTORS CORPORATION                                                                  Agenda Number:  932512139
--------------------------------------------------------------------------------------------------------------------------
        Security:  370442105
    Meeting Type:  Annual
    Meeting Date:  06-Jun-2006
          Ticker:  GM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       P.N. BARNEVIK                                             Mgmt          For                            For
       E.B. BOWLES                                               Mgmt          For                            For
       J.H. BRYAN                                                Mgmt          For                            For
       A.M. CODINA                                               Mgmt          For                            For
       G.M.C. FISHER                                             Mgmt          For                            For
       K. KATEN                                                  Mgmt          For                            For
       K. KRESA                                                  Mgmt          For                            For
       E.J. KULLMAN                                              Mgmt          For                            For
       P.A. LASKAWY                                              Mgmt          For                            For
       E. PFEIFFER                                               Mgmt          For                            For
       G.R. WAGONER, JR.                                         Mgmt          For                            For
       J.B. YORK                                                 Mgmt          For                            For

02     DIRECTORS RECOMMEND: A VOTE FOR THE RATIFICATION          Mgmt          For                            For
       OF AUDITORS. RATIFICATION OF SELECTION OF DELOITTE
       & TOUCHE FOR THE YEAR 2006

03     STOCKHOLDER PROPOSAL - PROHIBITION ON AWARDING,           Shr           Against                        For
       REPRICING, OR RENEWING STOCK OPTIONS

04     STOCKHOLDER PROPOSAL -  PUBLICATION OF A REPORT           Shr           Against                        For
       ON GLOBAL WARMING/COOLING

05     STOCKHOLDER PROPOSAL - SEPARATION OF ROLES OF             Shr           Against                        For
       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

06     STOCKHOLDER PROPOSAL - RECOUPING UNEARNED INCENTIVE       Shr           Against                        For
       BONUSES

07     STOCKHOLDER PROPOSAL - CUMULATIVE VOTING                  Shr           For                            Against

08     STOCKHOLDER PROPOSAL - MAJORITY VOTING FOR ELECTION       Shr           For                            Against
       OF DIRECTORS




--------------------------------------------------------------------------------------------------------------------------
 GESTEVISION TELECINCO S.A.                                                                  Agenda Number:  700889960
--------------------------------------------------------------------------------------------------------------------------
        Security:  E56793107
    Meeting Type:  OGM
    Meeting Date:  05-Apr-2006
          Ticker:
            ISIN:  ES0152503035
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       06 APR 2006.YOUR VOTING INSTRUCTIONS WILL REMAIN
       VALID FOR ALL CALLS UNLESS THE AGENDA IS AMENDED.
       PLEASE BE ALSO ADVISED THAT YOUR SHARES WILL
       BE BLOCKED UNTIL THE QUORUM IS MET OR THE MEETING
       IS CANCELLED.  THANK YOU

1.     Approve the annual accounts, balance sheet,               Mgmt          For                            For
       profit and loss account and notes to the accounts,
       the management report of the both Gestevision
       Telecoms Company, Sociedad Anonima and its
       consolidated Group, as well as the Company
       management and all the foregoing with reference
       to the YE 31 DEC 2005

2.     Approve the application of 2005 profits                   Mgmt          For                            For

3.     Approve the Company management during the year            Mgmt          For                            For
       2005

4.     Approve to fix yearly remuneration limit to               Mgmt          For                            For
       the Directors

5.     Approve to distribute the Company shares to               Mgmt          For                            For
       the Executive Directors and the management
       team of the Company, as part of their remuneration

6.     Approve to fix the remuneration system for Executive      Mgmt          For                            For
       Directors and the management team of the Company
       and its subsidiaries

7.     Grant the Derivative acquisitive of own shares            Mgmt          For                            For
       by the Company, either directly or via subsidiary
       Companies, under the provisions of Section
       75 and other relevant Sections of the Spanish
       Limited Companies Act, Ley De Sociedades Anonimas,
       rendering void previous resolutions concerning
       this point and including power to allocate
       the brought back shares to remuneration programs

8.     Appoint the Auditors for both Gestevision Telecoms        Mgmt          For                            For
       Company, Sociedad Anonima and its consolidated
       Group

9.     Grant authority to execute, deliver, construe,            Mgmt          For                            For
       rectify and put into effect the resolutions
       adopted, with authority to deputy the powers
       granted to the Board of Directors by the meeting




--------------------------------------------------------------------------------------------------------------------------
 GOLD FIELDS LTD NEW                                                                         Agenda Number:  700816094
--------------------------------------------------------------------------------------------------------------------------
        Security:  S31755101
    Meeting Type:  AGM
    Meeting Date:  17-Nov-2005
          Ticker:
            ISIN:  ZAE000018123
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

o.1    Adopt the consolidated audited annual financial           Mgmt          For                            For
       statements of the Company and its subsidiaries,
       incorporating the Auditors and Directors reports
       for the YE 30 JUN 2005

o.2    Re-elect Dr. A. Grigorian as a Director, who              Mgmt          For                            For
       retires in terms of the Articles of the Association

O.3    Re-elect Mr. S. Stefanovich as a Director, who            Mgmt          For                            For
       retires in terms of the Articles of the Association

O.4    Re-elect Mr. J.M. McMahon as a Director, who              Mgmt          For                            For
       retires in terms of the Articles of the Association

O.5    Re-elect Mr. C.I. Von Christierson as a Director,         Mgmt          For                            For
       who retires in terms of the Articles of the
       Association

O.6    Re-elect Mr. A.J. Wright as a Director, who               Mgmt          For                            For
       retires in terms of the Articles of the Association

O.7    Authorized the Board of Directors, that the               Mgmt          For                            For
       entire authorized but unissued ordinary share
       capital of the Company from time to time  after
       setting aside so many shares as may be required
       to be allotted and issued by the Company in
       terms of any share plan or scheme for the benefit
       of employees and/or Directors  whether executive
       or Non-Executive   be and is hereby placed
       under the control of the Directors of the company
       until the next AGM, in terms of section 221(2)
       of the Companies Act 61 of 1973, as amended
       Companies Act , to allot and issue all or
       part thereof in their discretion, subject to
       the provisions of the Companies Act and the
       Listings Requirements of JSE Limited

O.8    Authorized the Board of Directors, pursuant               Mgmt          Against                        Against
       to the Articles of Association of the Company,
       until the forthcoming AGM of the company  whereupon
       this authority shall lapse unless it is renewed
       at the aforementioned AGM, provided that it
       shall not extend beyond 15 months of the date
       of this meeting , to allot and issue ordinary
       shares for cash subject to the Listings Requirements
       of JSE Limited  JSE  and subject to the Companies
       Act, 61 of 1973, as amended on the following
       basis: (a) the allotment and issue of ordinary
       shares for cash shall be made only to persons
       qualifying as public shareholders as defined
       in the Listings Requirements of JSE and not
       to related parties; (b) the number of ordinary
       shares issued for cash from time to time shall
       not in the aggregate in any one FY of the Company
       exceed 10% of the Company s issued ordinary
       shares, the number of ordinary shares which
       may be issued for cash shall be based on the
       number of ordinary shares in issue at the date
       of the application, less any ordinary shares
       issued by the company during the current FY,
       provided that any ordinary shares to be issued
       for cash pursuant to a rights issue  announced
       and irrevocable and underwritten  or acquisition
       concluded up to the date of application  may
       be in as though they were shares in issue at
       the date of application; (c) the maximum discount
       at which ordinary shares may be issued for
       cash is 10% of the weighted average traded
       price on the JSE of those ordinary shares over
       the 30 days prior to the date that the price
       of the issue is determined or agreed by the
       Directors of the company; (d) after the Company
       has issued shares for cash which represent,
       on a cumulative basis within a FY, 5% or more
       of the number of shares in issue prior to that
       issue, the Company shall publish an announcement
       containing full details of the issue, including
       the effect of the issue on the net asset value
       and earnings per share of the Company; and
       (e) the equity securities which are the subject
       of the issue for cash are of a class already
       in issue, in terms of the listings requirements
       of the JSE, a 75% majority is required of votes
       cast by the shareholders present or represented
       by proxy at the general meeting convened to
       approve the above resolution regarding the
       waiver of pre-emptive rights

O.9    Adopt the deed embodying The Gold Fields Limited          Mgmt          Abstain                        Against
       2005 Share Plan, a copy of which has been signed
       by the Chairman for identification purposes
       and tabled at the AGM convened to consider,
       inter alia, this resolution

O.10   Authorized the Board of Directors, subject to             Mgmt          Abstain                        Against
       the passing of ordinary Resolution 9 proposed
       at the AGM at which this ordinary resolution
       is to be considered, so many of the total unissued
       ordinary shares in the capital of the Company
       as do not, together with those placed under
       the control of the Directors pursuant to ordinary
       Resolution number 11 and ordinary Resolution
       number 12, exceed 5% of the total unissued
       ordinary shares in the capital of the company,
       in terms of section 221(2) of the Companies
       Act 61 of 1973, as amended, to allot and issue
       all or any of such shares, in accordance with
       the terms and conditions of The Gold Fields
       Limited 2005 Share Plan, as same may be amended
       from time to time

O.11   Authorized the Board of Directors, so that the            Mgmt          Abstain                        Against
       total unissued ordinary shares in the capital
       of the company as do not, together with those
       placed under the control of the Directors pursuant
       to ordinary Resolution number 10 and ordinary
       Resolution number 12, exceed 5% of the total
       unissued ordinary shares in the capital of
       the Company, in terms of section 221(2) of
       the Companies Act 61 of 1973, as amended, to
       allot and issue all and any of such shares
       in accordance with the terms and conditions
       of The GF Management Incentive Scheme, as same
       has been or may be amended from time to time

O.12   Approve that the following current and retiring           Mgmt          Abstain                        Against
       Non-Executive Directors are awarded rights
       to the following numbers of shares in terms
       of The Gold Fields Limited 2005 Non-Executive
       Share Plan as specified and authorized the
       Board of Directors, so that many unissued ordinary
       shares in the capital of the company as are
       necessary to allot and issue the shares in
       respect of which rights have been awarded to
       current and retiring Non-Executive Directors
       under this ordinary Resolution number 12, in
       terms of section 221(2) of the Companies Act
       61 of 1973, as amended, to allot and issue
       all and any of such shares, in accordance with
       the terms and conditions of The Gold Fields
       Limited 2005 Non-Executive Share Plan, as same
       may be amended from time to time

O.13   Approve the annual retainer for the Chairman              Mgmt          For                            For
       of the Audit Committee be increased from ZAR
       80,000 to ZAR 112,000 with effect from 01 JAN
       2005

s.1    Authorized the Company or any subsidiary of               Mgmt          For                            For
       the company by way of general approval, to
       from time to time acquire ordinary shares in
       the share capital of the company in accordance
       with the Companies Act, 61 of 1973 and the
       JSE Listings Requirements provided that: (i)
       the number of ordinary shares acquired in any
       one FY shall not exceed 20% of the ordinary
       shares in issue at the date on which this resolution
       is passed; (ii) this authority shall lapse
       on the earlier of the date of the next AGM
       of the Company or the date 15 months after
       the date on which this resolution is passed;
       (iii) the repurchase must be effected through
       the order book operated by the JSE trading
       system and done without any prior understanding
       or arrangement between the Company and the
       counter party; (iv) the Company only appoints
       one agent to effect any repurchases on its
       behalf; (v) the price paid per ordinary share
       may not be greater than 10% above the weighted
       average of the market value of the ordinary
       shares for the 5 business days immediately
       preceding the date on which a purchase is made;
       (vi) the number of shares purchased by subsidiaries
       of the company shall not exceed 10% in the
       aggregate of the number of issued shares in
       the company at the relevant times; (vii) the
       repurchase of shares by the company or its
       subsidiaries may not be effected during a prohibited
       period, as defined in the JSE Listing Requirements;
       (viii) after a repurchase the company will
       continue to comply with all the JSE Listings
       Requirements concerning shareholder spread
       requirements; (ix) an announcement containing
       full details of such acquisitions of shares
       will be published as soon as the company and/or
       its subsidiaries have acquired shares constituting,
       on a cumulative basis 3% of the number of shares
       in issue at the date of the general meeting
       at which this special resolution is considered
       and if approved, passed, and for each 3% in
       aggregate of the initial number acquired thereafter

s.2    Adopt the document embodying The Gold Fields              Mgmt          Abstain                        Against
       Limited 2005 Non-Executive Share Plan  the
       Non-Exec Plan , and authorized the Board of
       Directors, the rights to acquire shares given
       to the Non-Executive Directors of the company
       in accordance with the provisions of the Non-Exec
       Plan, in terms of Section 223 of the Companies
       Act, 61 of 1973, as amended




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700800166
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  EGM
    Meeting Date:  28-Sep-2005
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend: (1) Article 1 regarding Establishment-Company      Mgmt          For                            For
       s name; (2) Article 11 regarding Management;
       (3) Article 12 regarding Composition and tenure
       of the Board; (4) Article 13 regarding Board
       of Director s Constitution; (5) Article 16
       regarding Quorum-Majority representation of
       Members; (6) Article 31 regarding usual quorum
       and majority of general meeting; (7) Article
       49 regarding application of Codified Law 2190/1920;
       (8) Article 52 regarding trade mark of OPAP
       SA; (9) Article 53 regarding Subordinate BoD;
       (9) Article 54 regarding Auditors for the first
       FY; (10) Article 55 regarding interim responsibilities
       of the Managing Director; (11) Article 56 regarding
       authorization

2.     Elect the Board of Directors Members according            Mgmt          For                            For
       to Paragraphs 2, 3 and 4 of the Article 14
       of the Law 3336/2005

3.     Elect Independent Non Executive Members of the            Mgmt          For                            For
       Board of Directors according to the Law 3016/2002

4.     Amend the Company s Managing Director contract            Mgmt          Abstain                        Against

5.     Approve the re-adjustment of the Company s Sponsorship    Mgmt          Abstain                        Against
       Programme for the FY 2005 and preapproval of
       the same for the FY 2006

6.     Miscellaneous and announcements                           Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700812399
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  EGM
    Meeting Date:  25-Oct-2005
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles 1, 11, 12, 13, 16, 31, 49,             Mgmt          Abstain                        Against
       52, 53, 54, 55 and 56 of Company s Statute

2.     Elect the Board of Director s Members according           Mgmt          For                            For
       to Paragraphs 2, 3 and 4 of the Articles 14
       of the law 3336/2005

3.     Elect the Independent Non-Executive Members               Mgmt          For                            For
       of the Board of Director according to the law
       3016/2002

4.     Amend the Company s collaboration contract of             Mgmt          Abstain                        Against
       the Company s Managing Director

5.     Approve to modify the Company s sponsorship               Mgmt          Abstain                        Against
       programme for the FY 2005 and initial approval
       of the same for the FYE 2006

6.     Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700826893
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2005
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles 1, 11, 12, 13, 16, 31, 49,             Mgmt          Abstain                        Against
       52, 53, 54, 55 and 56 of Company s Statute
       as specified

2.     Elect the Board of Director s Members according           Mgmt          For                            For
       to Paragraphs 2, 3 and 4 of the Articles 14
       of the Law 3336/2005

3.     Elect the Independent Non-Executive Members               Mgmt          For                            For
       of the Board of Director according to the Law
       3016/2002

4.     Amend the Company s Collaboration Contract of             Mgmt          Abstain                        Against
       the Company s Managing Director

5.     Approve to modify the Company s sponsorship               Mgmt          Abstain                        Against
       programme for the FY 2005 and initial approval
       of the same for the FYE 2006

6.     Miscellaneous announcements                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP                                          Agenda Number:  700959351
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5967A101
    Meeting Type:  OGM
    Meeting Date:  31-May-2006
          Ticker:
            ISIN:  GRS419003009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements for the FY               Mgmt          For                            For
       2005, the reports of the Board of Directors
       and the Auditors

2.     Approve the profit appropriation                          Mgmt          For                            For

3.     Approve the exemption of the Board of Directors           Mgmt          For                            For
       Members and the Auditors from any liability
       for indemnity for the FY 2005

4.     Elect the Certified Auditors, 2 Regular and               Mgmt          For                            For
       2 Substitute for FY 2006 and approve their
       fees

5.     Approve the Board of Director s Chairman and              Mgmt          For                            For
       the Managing Directors monthly remuneration,
       productivity bonus and representation expenses,
       and the Board of Directors Members and the
       Secretary s remuneration for FY 2006

6.     Approve the participation of the Members of               Mgmt          For                            For
       the Board of Directors in Committees and their
       fees for the 7th FY  01 JAN 2006 to 31 DEC
       2006

7.     Amend the Articles 1, 14, 39, 49, 51 and 53               Mgmt          Abstain                        Against
       of the Company s Articles of Association as
       specified

8.     Various announcements                                     Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 GROUPE DANONE, PARIS                                                                        Agenda Number:  700894846
--------------------------------------------------------------------------------------------------------------------------
        Security:  F12033134
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  FR0000120644
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE MEETING DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

O.1    Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE 31 DEC 2005

O.2    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the statutory Auditors, and approve the
       consolidated financial statements for the said
       FY in the form presented to the meeting

O.3    Acknowledge the earnings for the FY 2005 amount           Mgmt          For                            For
       to EUR 809,932,308.20 retained earnings for
       the FY amount to EUR 1,360,276,241.26 an available
       amount for distribution of EUR 2,170,208,549.46
       to be appropriated as follows: dividend: EUR
       449,199,823.00 retained earnings: EUR 1,721,008,726.46
       the shareholders will receive a net dividend
       of EUR 1.70 per share, and will entitle to
       the 40% allowance provided by the French tax
       code, this dividend will be paid on 10 MAY
       2006 the amount of the dividend on self-held
       shares will be allocated to the retained earnings
       account as required by law, it is reminded
       that, for the last three FY the dividends paid
       per share, were as follows: EUR 1.15 for FY
       2002 with a tax credit of EUR 0.575 EUR 1.225
       for FY 2003 with a tax credit of EUR 0.6125
       EUR 1.35 for FY 2004

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Articles l-225-38 ET
       sequence of the French Commercial Code, and
       approve the said report and the agreements
       referred to therein

O.5    Approve to renew the appointment of Mr. Richard           Mgmt          For                            For
       Goblet D Alviella as a Director, for a 3 year
       period

O.6    Approve to renew the appointment of Mr. Christian         Mgmt          For                            For
       Laubie as a Director, for a 3 year period

O.7    Approve to renew the appointment of Mr. Jean              Mgmt          For                            For
       Laurent as a Director, for a 3 year period

O.8    Approve to renew the appointment of Mr. Hakan             Mgmt          For                            For
       Mogren as a Director, for a 3 year period

O.9    Approve to renews the appointment of Mr. Benoit           Mgmt          For                            For
       Potier as a Director, for a 3 year period

O.10   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the authority of the general meeting of
       22 APR 2005, to sell, keep or transfer the
       Company shares on the stock market, pursuant
       to a share repurchase program, in accordance
       with the French Commercial Code and subject
       to the following conditions: maximum purchase
       price: EUR 120.00; maximum number of shares
       to be acquired: 18,000,000 shares; and total
       funds invested in the share buyback: EUR 2,16,000,000.00;
       Authority expires at the end of 18 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

O.11   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the authority of the general meeting of
       22 APR 2005, to proceed, in France or abroad,
       with issuing ordinary bonds or similar fixed-term
       or unfixed-term subordinated securities, of
       maximum nominal amount of EUR 4,000,000,000.00;
       Authority expires at the end of 5 years ;
       and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.12   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for the authority of the general meeting of
       22 APR 2005, to increase the share capital,
       on one or more occasions, by issuing ordinary
       shares or securities, not exceeding a nominal
       amount of EUR 3,000,000.00, giving access to
       the Company ordinary shares in favour of employees
       of the Company, who are members of a Company
       s savings plan and Companies in which Groupe
       Danone, holds at least 10% of the capital or
       the voting rights;  Authority expires at the
       end of 26 months ; and authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.13   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or an extract of the minutes of the
       meeting to accomplish all filings, publications
       and other formalities prescribed by law

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO BANORTE SA DE CV GFNORTE                                                   Agenda Number:  700807778
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49501201
    Meeting Type:  OGM
    Meeting Date:  06-Oct-2005
          Ticker:
            ISIN:  MXP370711014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to distribute a cash dividend                     Mgmt          For                            For

2.     Approve to increase the Company s capital                 Mgmt          For                            For

3.     Approve to designate the comptrollers of the              Mgmt          For                            For
       Company and determine their remuneration

4.     Approve the designation of a delegate or the              Mgmt          For                            For
       delegates to formalize and execute the resolutions
       adopted by the meeting

5.     Approve the meeting minutes                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 GRUPO FINANCIERO BANORTE SA DE CV GFNORTE                                                   Agenda Number:  700932862
--------------------------------------------------------------------------------------------------------------------------
        Security:  P49501201
    Meeting Type:  OGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  MXP370711014
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

I.     Approve the Board of Directors  report to which           Mgmt          For                            For
       the Article 172 of the General Mercantile Companies
       Law refers, for the FYE 31 DEC 2005, taking
       into account the Commissioner s report as well
       as the Audit Committee s report

II.    Approve the allocation of profits                         Mgmt          For                            For

III.   Appoint the Members of the Board of Directors             Mgmt          For                            For
       and Commissioners of the Company

IV.    Approve to set the compensation for the Members           Mgmt          For                            For
       of the Board of Directors and Commissioners
       of the Company

V.     Approve the Board of Directors  report on the             Mgmt          For                            For
       operations carried out with own shares during
       2005, as well as the setting of the maximum
       amount of resources that may be allocated for
       the purchase of own shares for the FY 2006

VI.    Appoint a delegate or delegates to formalize              Mgmt          For                            For
       and carry out, if relevant, the resolutions
       passed at the meeting

VII.   Approve the minutes of the meeting                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HANA FINANCIAL GROUP INC                                                                    Agenda Number:  700877004
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y29975102
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2006
          Ticker:
            ISIN:  KR7086790003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 65th financial statement  balance             Mgmt          For                            For
       sheet and income statement

2.     Approve the 65th statement of retained earning            Mgmt          For                            For

3.     Amend the Articles of Incorporation                       Mgmt          For                            For

4.     Amend the conditions on Stock Purchase Option             Mgmt          For                            For

5.1    Elect the Directors                                       Mgmt          For                            For

5.2    Elect the External Directors who will be the              Mgmt          For                            For
       Members of the Audit Committee

6.     Approve the remuneration and bonus limit for              Mgmt          For                            For
       the Directors




--------------------------------------------------------------------------------------------------------------------------
 HANG LUNG GROUP LTD                                                                         Agenda Number:  700816917
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30148111
    Meeting Type:  AGM
    Meeting Date:  08-Nov-2005
          Ticker:
            ISIN:  HK0010000088
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 30 JUN 2005

2.     Declare a final dividend                                  Mgmt          For                            For

3.     Re-elect the Directors and authorize the Board            Mgmt          For                            For
       of Directors to fix the Directors  fees

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

5.A    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares in the capital of the Company during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited or any other stock exchange
       recognized for this purpose by the Securities
       and Futures Commission and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases for such purposes, at
       such price not exceeding 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is to be held by
       law

5.B    Authorize the Directors of the Company, pursuant          Mgmt          Against                        Against
       to Section 57B of the Companies Ordinance,
       to allot, issue and deal with additional shares
       in the capital of the Company and to allot,
       issue and grant securities convertible into
       shares in the capital of the Company or options,
       warrants or similar rights to subscribe for
       any such shares or convertible securities and
       to make or grant offers, agreements and options
       during and after the relevant period, not exceeding
       the aggregate of aa) 20% of the aggregate nominal
       amount of the share capital of the Company
       in issue; plus bb) if the Directors are so
       authorized by a separate ordinary resolution
       of the shareholders of the Company set out
       as Resolution 5.C, the nominal amount of the
       share capital of the Company repurchased by
       the Company subsequent to the passing of this
       Resolution, up to a maximum equivalent to 10%
       of the aggregate nominal amount of the share
       capital of the Company in issue; otherwise
       than pursuant to: i) a rights issue; or ii)
       the exercise rights of subscription or conversion
       under the terms of any warrants issued by the
       Company or any securities which are convertible
       into shares of the Company; iii) any option
       scheme or similar arrangement for the time
       being adopted for the grant or issue of shares
       or rights to acquire shares of the Company;
       and iv) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the Articles
       of Association of the Company

5.C    Authorize the Directors of the Company to exercise        Mgmt          Against                        Against
       the powers of the Company referred to in Resolution
       5.B in respect of the share capital of the
       Company

6.     Transact other business                                   Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HANG LUNG PROPERTIES LTD                                                                    Agenda Number:  700816905
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y30166105
    Meeting Type:  AGM
    Meeting Date:  08-Nov-2005
          Ticker:
            ISIN:  HK0101000591
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            For
       and reports of the Directors and the Auditors
       for the YE 30 JUN 2005

2.     Declare a final ordinary dividend                         Mgmt          For                            For

3.     Re-elect the Directors and authorize the Board            Mgmt          For                            For
       of Directors to fix Directors  fees

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

S.5    Approve to re-designate 120,000 of the existing           Mgmt          For                            For
       convertible cumulative preference shares of
       HKD 7,500 each in the capital of the Company
       (Convertible Preference Shares) as  Ordinary
       Shares of HKD 1 each ; and alter the authorized
       share capital of the Company of HKD 6,000,000,000
       (comprising 4,500,000,000 ordinary shares of
       HKD 1 each and 200,000 Convertible Preference
       Shares of HKD 7,500 each) to 5,400,000,000
       ordinary shares of HKD 1 each and 80,000 Convertible
       Preference Shares of HKD 7,500 each

6.A    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares in the capital of the Company during
       the relevant period, the aggregate nominal
       amount of ordinary shares of HKD 1 each in
       the capital of the Company  Ordinary Shares
       which may be purchased by the Company on The
       Stock Exchange of Hong Kong Limited or any
       other stock exchange recognized by the Securities
       and Futures Commission on the Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases, not exceeding 10% of
       the aggregate nominal amount of the ordinary
       shares in the share capital of the Company
       and the aggregate nominal amount of Convertible
       Cumulative Preference Shares of HKD 7,500 each
       in the capital of the Company  Convertible
       Preference Shares , not exceeding 10% of the
       aggregate nominal amount of the Convertible
       Preference Shares in the share capital of the
       Company;  Authority expires the earlier of
       the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is to be held by
       law

6.B    Authorize the Directors of the Company, pursuant          Mgmt          Against                        Against
       to Section 57B of the Companies Ordinance,
       to allot, issue and deal with additional shares
       in the capital of the Company and to allot,
       issue or grant securities convertible into
       shares in the capital of the Company or options,
       warrants or similar rights to subscribe for
       any such share or such convertible securities
       and to make or grant offers, agreements and
       options during and after the relevant period,:
       i) a rights issue; or ii) the exercise of rights
       of subscription; or iii) any option scheme
       or similar arrangement; or iv) any scrip dividend
       or similar arrangement providing for the allotment
       of shares in view whole or part of a dividend
       on shares of the Company in accordance with
       the Articles of Association of the Company
       shall not exceed the aggregate of: aa) in case
       of ordinary shares 20% of the aggregate nominal
       amount of the ordinary shares in the share
       capital of Company in issue at the date of
       passing this resolution plus; bb) in the case
       of convertible preference shares 20% of the
       aggregate nominal amount of the convertible
       preference shares in the share capital of the
       Company in issue at the date of passing this
       resolution plus; cc) if the Directors are so
       authorized by a separate ordinary resolution
       of shareholders of the Company in Resolution
       6.C , the nominal amount of the share capital
       of the Company repurchased by the Company subsequent
       to the passing of this resolution, up to a
       maximum equivalent to 10% in the case of ordinary
       shares, the aggregate nominal amount of the
       ordinary shares in issue at the date of passing
       this resolution and in the case of convertible
       preference shares, the aggregate nominal amount
       of the convertible preference shares in issue
       at the date of passing this resolution shall
       be limited accordingly

6.C    Authorize the Directors of the Company to exercise        Mgmt          Against                        Against
       the powers of the Company as referred in Resolution
       6.B in respect of the share capital of the
       Company referred in sub-Point (cc) in Resolution
       6.B

7.     Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HARRAH'S ENTERTAINMENT, INC.                                                                Agenda Number:  932458967
--------------------------------------------------------------------------------------------------------------------------
        Security:  413619107
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  HET
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CHARLES L. ATWOOD                                         Mgmt          For                            For
       R. BRAD MARTIN                                            Mgmt          For                            For
       GARY G. MICHAEL                                           Mgmt          For                            For

02     APPROVAL OF THE COMPANY S AMENDED AND RESTATED            Mgmt          Against                        Against
       2004 EQUITY INCENTIVE AWARD PLAN.

03     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR
       2006 CALENDAR YEAR.




--------------------------------------------------------------------------------------------------------------------------
 HENNES & MAURITZ AB H&M, STOCKHOLM                                                          Agenda Number:  700912810
--------------------------------------------------------------------------------------------------------------------------
        Security:  W41422101
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  SE0000106270
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       PLEASE NOTE THAT IT IS NOT POSSIBLE TO VOTE               Non-Voting    No vote
       ABSTAIN  FOR THE RESOLUTIONS OF THIS MEETING.
       THANK YOU.

1.     Opening of the AGM                                        Mgmt          For                            For

2.     Elect Mr. Lawyer Sven Unger as a Chairman of              Mgmt          For                            For
       the AGM

3.     Approve the address by the Managing Director,             Mgmt          For                            For
       Mr. Rolf Eriksen

4.     Approve the voting list                                   Mgmt          For                            For

5.     Approve the agenda                                        Mgmt          For                            For

6.     Elect the people to check the minutes                     Mgmt          For                            For

7.     Approve whether the meeting was properly convened         Mgmt          For                            For

8.a    Receive the statement by the Company s Auditor            Mgmt          For                            For
       and the Chairman of the Auditing Committee

8.b    Receive the statement by the Chairman of the              Mgmt          For                            For
       Board on the work of the Board

8.c    Receive the statement by the Chairman of the              Mgmt          For                            For
       Election Committee on the work of the Election
       Committee

9.a    Approve the income statement and the balance              Mgmt          For                            For
       sheet as well as the consolidated income statement
       and the consolidated balance sheet

9.b    Approve a dividend to the shareholders of SEK             Mgmt          For                            For
       9.50 per share; and the record date is on Monday
       08 MAY 2006 for the dividend, the dividends
       are expected to be paid out by VPC on Thursday
       11 MAY 2006

9.c    Grant discharge from liability to the Members             Mgmt          For                            For
       of the Board and the Managing Director of the
       Company

10.    Approve the number of Board Members at 8 and              Mgmt          For                            For
       1 Deputy Board Member

11.    Approve that the total Board fees unchanged               Mgmt          For                            For
       at SEK 3,900,000 and the Board fees for each
       Member elected by the AGM be distributed as
       follows: the Chairman of the Board SEK 1,250,000;
       the Members SEK 350,000; the Members of the
       Auditing Committee an extra SEK 50,000; and
       the Chairman of the Auditing Committee an extra
       SEK 100,000; the Auditors  fees be paid based
       on the invoices submitted

12.    Elect Messrs. Karl-Johan Persson and Lottie               Mgmt          For                            For
       Knutson as the Board Members; re-elect Messrs.
       Fred Andersson, Sussi Kvart, Bo Lundquist,
       Stig Nordfelt, Stefan Persson and Melker Schorling
       as the Board Members; re-elect Mr. Rolf Eriksen
       as a Deputy Board Member and Mr. Stefan Persson
       as the Chairman of the Board

13.    Approve that: the Company shall have an Election          Mgmt          For                            For
       Committee made up of 1 Member representing
       each of the 5 largest shareholders in terms
       of the number of votes, plus the Chairman of
       the Board, the largest shareholders in terms
       of the number of votes will be contacted based
       on the Company’s register of shareholders
       held by VPC as at 31 AUG 2006; if there is
       a significant change in the ownership structure
       after the Election Committee has been constituted,
       the composition of the Election Committee shall
       also be changed in accordance with the above
       principles: the Election Committee shall prepare
       and submit to the AGM for: election of the
       Chairman of the meeting; election of the Chairman
       of the Board and the other Members of the Company
       s Board; fees to the Board, distributed between
       the Chairman and the other Board Members, as
       well as any compensation for Committee work;
       and election of and fees to Auditors and the
       Deputy Auditors  where applicable

14.    Amend the Articles 4, 5, 6, 7, 9, 12, 13, 14,             Mgmt          For                            For
       15,16 and 17 of the H&M s Articles of Association
       as specified

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HEWLETT-PACKARD COMPANY                                                                     Agenda Number:  932433876
--------------------------------------------------------------------------------------------------------------------------
        Security:  428236103
    Meeting Type:  Annual
    Meeting Date:  15-Mar-2006
          Ticker:  HPQ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       P.C. DUNN                                                 Mgmt          For                            For
       L.T. BABBIO, JR.                                          Mgmt          For                            For
       S.M. BALDAUF                                              Mgmt          For                            For
       R.A. HACKBORN                                             Mgmt          For                            For
       J.H. HAMMERGREN                                           Mgmt          For                            For
       M.V. HURD                                                 Mgmt          For                            For
       G.A. KEYWORTH II                                          Mgmt          For                            For
       T.J. PERKINS                                              Mgmt          For                            For
       R.L. RYAN                                                 Mgmt          For                            For
       L.S. SALHANY                                              Mgmt          For                            For
       R.P. WAYMAN                                               Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT     Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
       YEAR ENDING OCTOBER 31, 2006.

03     PROPOSAL TO APPROVE THE HEWLETT-PACKARD COMPANY           Mgmt          For                            For
       2005 PAY-FOR-RESULTS PLAN.

04     STOCKHOLDER PROPOSAL ENTITLED  DIRECTOR ELECTION          Shr           Against                        For
       MAJORITY VOTE STANDARD PROPOSAL .

05     STOCKHOLDER PROPOSAL ENTITLED  RECOUP UNEARNED            Shr           Against                        For
       MANAGEMENT BONUSES .




--------------------------------------------------------------------------------------------------------------------------
 HKR INTERNATIONAL LTD                                                                       Agenda Number:  700780100
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4520J104
    Meeting Type:  AGM
    Meeting Date:  10-Aug-2005
          Ticker:
            ISIN:  KYG4520J1040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited financial statements        Mgmt          For                            For
       and the reports of the Directors and the Auditors
       of the Company for the YE 31 MAR 2005

2.     Declare a final dividend for the YE 31 MAR 2005           Mgmt          For                            For

3.1    Re-elect Dr. Cheung Kin Tung Marvin as an Independent     Mgmt          For                            For
       Non-Executive Director

3.2    Re-elect Mr. Tang Moon Wah as an Executive Director       Mgmt          For                            For

3.3    Re-elect Dr. Cha Chi Ming as a Non-Executive              Mgmt          For                            For
       Director

3.4    Re-elect Mr. Ronald Joseph Arculli as a Non-Executive     Mgmt          For                            For
       Director

3.5    Re-elect Mr. Cheung Tseung Ming as an Executive           Mgmt          For                            For
       Director

3.6    Re-elect Mr. Chung Sam Tin Abraham as an Executive        Mgmt          For                            For
       Director

3.7    Ratify the payment of the Directors  fees for             Mgmt          For                            For
       the YE 31 MAR 2005 and authorize the Board
       of Directors of the Company to fix the fees
       of all Directors  including any new Director
       who may be appointed  for the YE 31 MAR 2006

4.     Re-appoint Messrs. Deloitte Touche Tohmatsu               Mgmt          For                            For
       as the Auditors for the ensuing year and authorize
       the Board of Directors of the Company to fix
       their remuneration

5.     Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue or grant, distribute and otherwise deal
       with additional shares in the capital of the
       Company and make or grant offers, agreements
       and options including warrants, bonds, debentures,
       notes and other securities which carry rights
       of subscription for or conversion into shares
       of the Company during and after the relevant
       period, not exceeding the aggregate of 20%
       of the aggregate nominal amount of the issued
       share capital of the Company, otherwise than
       pursuant to a) a rights issue; or b) the exercise
       of options or similar arrangement; c) the exercise
       of subscription or conversion rights under
       the terms of any warrants and securities; or
       d) any scrip dividend or similar arrangement;
       or e) special authority granted by the shareholders
       of the Company in general meeting;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM is to be held by any applicable
       law or Articles of Association of the Company

6.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       or repurchase issued shares in the capital
       of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       Stock Exchange  or any other stock exchange
       on which the shares of the Company have been
       or may be listed and recognized by the Securities
       and Futures Commission of Hong Kong or the
       Stock Exchange for such purposes, subject to
       and in accordance with all applicable laws
       and/or the requirements of the Rules Governing
       the Listing of Securities on the Stock Exchange
       or other stock exchange as amended from time
       to time, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM or the expiration
       of the period within which the next AGM is
       to be held by any applicable law or Articles
       of Association of the Company

7.     Approve that, conditional upon the passing of             Mgmt          Against                        Against
       Resolutions 5 and 6, the general mandate granted
       to the Directors of the Company pursuant to
       Resolution 5 to allot, issue, grant, distribute
       and otherwise deal with additional shares in
       the capital of the Company and to make, issue
       or grant offers, agreements and options including
       warrants, bonds, debentures, notes and other
       securities which carry rights of subscription
       for or conversion into shares of the Company
       be extended by the addition thereto of an amount
       representing the aggregate nominal amount of
       the shares of the Company purchased or repurchased
       by the Company under the authority granted
       by Resolution 6, provided that such extended
       amount shall not exceed 10% of the aggregate
       nominal amount of the share capital of the
       Company in issue at the date of the passing
       of this resolution

S.8    Amend the Articles of Association of the Company          Mgmt          For                            For
       as follows: by deleting Article 99 in its entirety
       and substituting it with new Article 99 as
       specified; and by deleting Article 116 in its
       entirety and substituting it with new Article
       116 as specified




--------------------------------------------------------------------------------------------------------------------------
 HKR INTERNATIONAL LTD                                                                       Agenda Number:  700850301
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4520J104
    Meeting Type:  EGM
    Meeting Date:  19-Dec-2005
          Ticker:
            ISIN:  KYG4520J1040
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and ratify that the terms of the Acquisition,     Mgmt          For                            For
       the Agreement and the transaction contemplated
       therein  as specified  the entering into the
       Agreement by the Company; and authorize the
       Directors of the Company to take any action
       that they consider necessary, desirable or
       appropriate to complete the Acquisition, the
       Agreement and the transaction contemplated
       therein




--------------------------------------------------------------------------------------------------------------------------
 HONDA MOTOR CO., LTD.                                                                       Agenda Number:  932549720
--------------------------------------------------------------------------------------------------------------------------
        Security:  438128308
    Meeting Type:  Annual
    Meeting Date:  23-Jun-2006
          Ticker:  HMC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF PROPOSAL FOR APPROPRIATION OF RETAINED        Mgmt          For                            For
       EARNINGS FOR THE 82ND FISCAL YEAR.

02     PARTIAL AMENDMENTS TO THE ARTICLES OF INCORPORATION.      Mgmt          For                            For

03     DIRECTOR
       TAKEO FUKUI                                               Mgmt          For                            For
       SATOSHI AOKI                                              Mgmt          For                            For
       MINORU HARADA                                             Mgmt          For                            For
       MOTOATSU SHIRAISHI                                        Mgmt          For                            For
       SATOSHI DOBASHI                                           Mgmt          For                            For
       ATSUYOSHI HYOGO                                           Mgmt          For                            For
       SATOSHI TOSHIDA                                           Mgmt          For                            For
       KOKI HIRASHIMA                                            Mgmt          For                            For
       KOICHI KONDO                                              Mgmt          For                            For
       TORU ONDA                                                 Mgmt          For                            For
       AKIRA TAKANO                                              Mgmt          For                            For
       MIKIO YOSHIMI                                             Mgmt          For                            For
       SHIGERU TAKAGI                                            Mgmt          For                            For
       HIROSHI KURODA                                            Mgmt          For                            For
       SATORU KISHI                                              Mgmt          For                            For
       KENSAKU HOGEN                                             Mgmt          For                            For
       HIROYUKI YOSHINO                                          Mgmt          For                            For
       TETSUO IWAMURA                                            Mgmt          For                            For
       TATSUHIRO OYAMA                                           Mgmt          For                            For
       FUMIHIKO IKE                                              Mgmt          For                            For

04     PAYMENT OF BONUS TO DIRECTORS AND CORPORATE               Mgmt          For                            For
       AUDITORS FOR THE 82ND FISCAL YEAR.

05     PRESENTATION OF RETIREMENT ALLOWANCE TO RETIRING          Mgmt          Abstain                        Against
       DIRECTOR FOR HIS RESPECTIVE SERVICES.




--------------------------------------------------------------------------------------------------------------------------
 HONG KONG & CHINA GAS CO LTD                                                                Agenda Number:  700951139
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y33370100
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  HK0003000038
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the statement of accounts             Mgmt          For                            For
       for the YE 31 DEC 2005 and the reports of the
       Directors and the Auditors thereon

2.     Declare a final dividend                                  Mgmt          For                            For

3.I    Re-elect Dr. Lee Shau Kee as a Director                   Mgmt          For                            For

3.II   Re-elect Mr. Liu Lit Man as a Director                    Mgmt          For                            For

3.III  Re-elect Dr. The Hon. David Li Kwok Po as a               Mgmt          For                            For
       Director

3.IV   Re-elect Mr. Ronald Chan Tat Hung as a Director           Mgmt          For                            For

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       of the Company to hold office from the conclusion
       of this meeting until the conclusion of the
       next AGM and authorize the Directors to fix
       their remuneration

5.     Approve the each Director s fee at the rate               Mgmt          For                            For
       of HKD 130,000 per annum; in the case of Chairman
       an additional fee at the rate of HKD 130,000
       per annum; and in the case of each member of
       the Audit Committee an additional fee at the
       rate of HKD 100,000 per annum, and for each
       following FY until the Company in general meeting
       otherwise determines

6.I    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares in the capital of the Company during
       the relevant period, subject to this resolution,
       not exceeding 10% of the aggregate nominal
       amount of the share capital of the Company;
       Authority expires the earlier of the conclusion
       of the next AGM or the expiration of the period
       within which the next AGM is to be held by
       Law

6.II   Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements, options and warrants during and
       after the relevant period, not exceeding 20%
       of the aggregate nominal amount of the issued
       share capital of the Company otherwise than
       pursuant to: i) a rights issue; or ii) the
       exercise of rights of subscription or conversion
       under the terms of any warrants issued by the
       Company or any securities which are convertible
       under the terms of any warrants issued by the
       Company or any any securities which are convertible
       into shares, where shares are to allotted wholly
       for cash 10%

6.III  Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       6.I and 6.II, to extend the general mandate
       granted to the Directors to allot, issue and
       deal with the shares in the capital of the
       Company and to make, issue or grant offers,
       agreements, options and warrants, pursuant
       to Resolution 6.II, by an amount representing
       the total nominal amount of the share capital
       of the Company purchased pursuant to Resolution
       6.I, provided that such amount does not exceed
       10% of the aggregate nominal amount of the
       issued share capital of the Company at the
       date of passing this resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HONGKONG ELEC HLDGS LTD                                                                     Agenda Number:  700894935
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y33549117
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  HK0006000050
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the statement of accounts and the reports         Mgmt          For                            For
       of the Directors and the Auditors for the YE
       31 DEC 2005

2.     Declare a final dividend and a special dividend           Mgmt          For                            For

3.1    Re-elect Mr. Neil McGee, who retires pursuant             Mgmt          For                            For
       to Article 99 of the Articles of Association
       of the Company, as a Director of the Company

3.2    Re-elect Mr. Wan Chi-tin, who retires pursuant            Mgmt          For                            For
       to Article 99 of the Articles of Association
       of the Company, as a Director of the Company

3.3    Re-elect Mr. Ralph Raymond Shea, who retires              Mgmt          For                            For
       pursuant to Article 116 of the Articles of
       Association of the Company, as a Director of
       the Company

3.4    Re-elect Mr. Wong Chung-hin, who retires pursuant         Mgmt          For                            For
       to Article 99 of the Articles of Association
       of the Company, as a Director of the Company

4.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration

5.     Authorize the Directors, during and after the             Mgmt          For                            For
       relevant period, to issue and dispose of additional
       shares of the Company not exceeding 20% of
       the existing issued share capital of the Company,
       and grant offers or options  including bonds
       and debentures convertible into shares of the
       Company ;  Authority expires the earlier of
       the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is to be held by law

6.     Authorize the Directors to repurchase shares              Mgmt          For                            For
       of HKD 1.00 each in the issued capital of the
       Company during the relevant period, in accordance
       with all applicable laws and requirements of
       the Rules Governing the Listing of Securities
       on the Stock Exchange of Hong Kong Limited,
       not exceeding 10% of the number of the issued
       shares at the date of this resolution;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is to
       be held by law

7.     Approve to extend the authority granted to the            Mgmt          For                            For
       Directors to allot, issue and deal with additional
       shares pursuant to Resolution 5 as specified
       by the addition thereto of an amount  the aggregate
       nominal amount of any share capital of the
       Company repurchased by the Company under the
       authority granted pursuant to Resolution 6
       as specified , not exceeding 10% of the aggregate
       nominal amount of the existing issued share
       capital of the Company as at the date of passing
       of the relevant resolution

S.8    Amend the Articles 2, 78, 96, 100, and 106 (d)            Mgmt          For                            For
       of the Articles of Association of the Company
       s




--------------------------------------------------------------------------------------------------------------------------
 HONGKONG LAND HOLDINGS LTD                                                                  Agenda Number:  700956608
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4587L109
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  BMG4587L1090
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Mgmt          For                            For
       and the Independent Auditors  report for the
       YE 31 DEC 2005, and declare a final dividend

2.A    Re-elect Mr. R.C. Kwok as a Director                      Mgmt          For                            For

2.B    Re-elect Mr. A.J.L. Nightingale as a Director             Mgmt          For                            For

2.C    Re-elect Ms. Percy Weatherall as a Director               Mgmt          For                            For

3.     Approve to fix the Directors  fees                        Mgmt          For                            For

4.     Re-appoint the Auditors and authorize the Directors       Mgmt          For                            For
       to fix their remuneration

5.     Authorize the Directors to allot or issue shares          Mgmt          For                            For
       and to make and grant offers, agreements and
       options which would or might require shares
       to be allotted, issued or disposed of during
       or after the end of the relevant period, (a),
       otherwise than pursuant to a Rights Issue
       subject to such exclusions or other arrangements
       as the Directors may deem necessary or expedient
       in relation to fractional entitlements or legal
       or practical problems under the laws of, or
       the requirements of any recognized regulatory
       body or any stock exchange in, any territory
       , or upon conversion of the USD 400,000,000
       2.75% guaranteed convertible bonds convertible
       into fully-paid shares of the Company, not
       exceeding USD 11.4 million;  Authority expires
       the earlier of the conclusion of the next AGM
       or the expiration of the period within which
       such meeting is required by law to be held

6.     Authorize the Directors to purchase its own               Mgmt          For                            For
       shares, subject to and in accordance with all
       applicable laws and regulations, during the
       relevant period the aggregate nominal amount
       of shares of the Company which the Company
       may purchase, shall be less than 15% of the
       aggregate nominal amount of the existing issued
       share capital of the Company at the date of
       this meeting, and such approval shall be limited
       accordingly; and the approval of this resolution
       shall, where permitted by applicable laws and
       regulations and subject to the limitation of
       this resolution, extend to permit the purchase
       of shares of the Company (i) by subsidiaries
       of the Company and (ii) pursuant to the terms
       of put warrants or financial instruments having
       similar effect  Put Warrants  whereby the Company
       can be required to purchase its own shares,
       provided that where Put Warrants are issued
       or offered pursuant to a rights issue, the
       price which the Company may pay for shares
       purchased on exercise of Put Warrants shall
       not exceed 15% more than the average of the
       market quotations for the shares for a period
       of not more than 30 nor less than the 5 dealing
       days falling 1 day prior to the date of any
       public announcement by the Company of the proposed
       issue of Put Warrants;  Authority expires the
       earlier of the conclusion of the next AGM or
       the expiration of the period within which such
       meeting is required by Law to be held




--------------------------------------------------------------------------------------------------------------------------
 HOYA CORP                                                                                   Agenda Number:  700982235
--------------------------------------------------------------------------------------------------------------------------
        Security:  J22848105
    Meeting Type:  AGM
    Meeting Date:  16-Jun-2006
          Ticker:
            ISIN:  JP3837800006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Approve
       Minor Revisions Related to the New Commercial
       Code,         Decrease Authorized Capital,
       Make Resolutions to Remove Directors Special
       Resolutions, Allow Company to Appoint Independent
       Auditor, Clarify the Rights and Responsibilities
       of Outside Directors and Auditors

2.1    Appoint a Director                                        Mgmt          For                            *

2.2    Appoint a Director                                        Mgmt          For                            *

2.3    Appoint a Director                                        Mgmt          For                            *

2.4    Appoint a Director                                        Mgmt          For                            *

2.5    Appoint a Director                                        Mgmt          For                            *

2.6    Appoint a Director                                        Mgmt          For                            *

2.7    Appoint a Director                                        Mgmt          For                            *

2.8    Appoint a Director                                        Mgmt          For                            *

3      Authorize Use of Stock Options                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 HSBC HOLDINGS PLC                                                                           Agenda Number:  700924283
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4634U169
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  GB0005405286
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual accounts and reports of the            Mgmt          For                            For
       Directors and of the Auditor for the YE 31
       DEC 2005

2.     Approve the Director s remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.a    Re-elect Mr. Boroness Dunn as a Director                  Mgmt          For                            For

3.b    Re-elect Mr. M.F. Geoghegan as a Director                 Mgmt          For                            For

3.c    Re-elect Mr. S.K. Green as a Director                     Mgmt          For                            For

3.d    Re-elect Sir. Mark Moody-Stuart as a Director             Mgmt          For                            For

3.e    Re-elect Mr. S.M. Robertson as a Director                 Mgmt          For                            For

3.f    Re-elect Mr. H.Sohmen as a Director                       Mgmt          For                            For

3.g    Re-elect Sir. Brian Williamson as a Director              Mgmt          For                            For

4.     Re-appoint KPMG Audit PLC, as the Auditor at              Mgmt          For                            For
       remuneration to be determined by the Group
       Audit Committee

5.     Authorize the Directors, pursuant to and for              Mgmt          For                            For
       the purposes of Section 80 of the Companies
       Act 1985, to allot relevant securities  Section
       80  up to an aggregate nominal amount of GBP
       100,000 and EUR 100,000  in each such case
       in the form of 100,000,000 non-cumulative preference
       shares  and USD USD85,500  in the form of 8,550,000
       non-cumulative preference shares  and USD1,137,200,000
       in the form of Ordinary Shares of USD 0.50
       each  Ordinary Shares  provided that this authority
       shall be limited so that, otherwise than pursuant
       to: a) a rights issue or other issue the subject
       of an offer or invitation, open for acceptance
       for a period fixed by the Directors, to: i)
       Ordinary Shareholders where the relevant Securities
       respectively attributable to the interests
       of all Ordinary Shareholders are proportionate
       (or as nearly as may be) to the respective
       number of Ordinary Shares held by them; and
       ii) holders of securities, bonds, debentures
       or warrants which, in accordance with the rights
       attaching thereto, are entitled to participate
       in such a rights issue or other issue, but
       subject to such exclusions or other arrangements
       as the Directors may deem necessary or expedient
       in relation to fractional entitlements or securities
       represented by depositary receipts or having
       regard to any restrictions, obligations or
       legal problems under the laws of or the requirements
       of any regulatory body or stock exchange in
       any territory or otherwise howsoever; or b)
       the terms of any share plan for employees of
       the Company or any of its subsidiary undertakings;
       or c) any scrip dividend scheme or similar
       arrangements implemented in accordance with
       the Articles of Association of the Company;
       or d) the allotment of up to 10,000,000 non-cumulative
       preference shares of GBP 0.01 each, 8,550,000
       non-cumulative preference shares of USD 0.01
       each and 10,000,000 non-cumulative preference
       shares of EUR 0.01 each in the capital of the
       Company, the nominal amount of relevant securities
       to be allotted by the Directors pursuant to
       this authority wholly for cash shall not in
       aggregate, together with any allotment of other
       equity securities authorized by sub-paragraph
       b) of Resolution 6, exceed USD 284,300,000
       being equal to approximately 5 % of the nominal
       amount of Ordinary Shares of the Company in
       issue ;  Authority expires at the conclusion
       of the AGM of the Company in 2007 ; and authorize
       the Directors to allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

s.6    Authorize the Directors, pursuant to section              Mgmt          For                            For
       95 of the Companies Act 1985  the Act : a)
       subject to the passing of Resolution 5, to
       allot equity securities  Section 94 of the
       Companies Act 1985 ; and b) to allot any other
       equity securities  Section 94 of the Companies
       Act 1985  which are held by the Company in
       treasury, dis-applying the statutory pre-emption
       rights  Section 89(1) ;  Authority expires
       at the conclusion of the AGM of the Company
       in 2007 ; and authorize the Directors to allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

7.     Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163 of the Companies Act 1985  of
       up to 1,137,200,000 ordinary shares of USD
       0.50 each in the capital of the Company, at
       a minimum price of USD 0.50 and up to 105%
       of the average middle market quotations for
       such shares derived from the London Stock Exchange
       Daily Official List, over the previous 5 business
       days or 105% of the average of the closing
       prices of ordinary shares on The Stock Exchange
       of Hong Kong Limited, over the previous 5 business
       days;  Authority expires at the conclusion
       of the AGM of the Company in 2007 ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

8.     Authorize each of the Non-Executive Director              Mgmt          For                            For
       other than alternate Director , pursuant to
       Article 104.1 of the Articles of Association
       of the Company with effect from 01 JAN 2006,
       to receive GBP 65,000 per annum by way of fees
       for their services as a Director and no such
       fee shall be payable to any executive Director




--------------------------------------------------------------------------------------------------------------------------
 HUSKY ENERGY INC                                                                            Agenda Number:  700908328
--------------------------------------------------------------------------------------------------------------------------
        Security:  448055103
    Meeting Type:  SGM
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  CA4480551031
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Victor T.K. Li as a Director                    Mgmt          For                            For

1.2    Elect Mr. Canning K.N. Fok as a Director                  Mgmt          For                            For

1.3    Elect Mr. R. Donald Fullerton as a Director               Mgmt          For                            For

1.4    Elect Mr. Martin J.G. Glynn as a Director                 Mgmt          For                            For

1.5    Elect Mr. Terence C.Y. Hui as a Director                  Mgmt          For                            For

1.6    Elect Mr. Brent D. Kinney as a Director                   Mgmt          For                            For

1.7    Elect Mr. Holger Kluge as a Director                      Mgmt          For                            For

1.8    Elect Mr. Poh Chan Koh as a Director                      Mgmt          For                            For

1.9    Elect Mr. Eva L. Kwok as a Director                       Mgmt          For                            For

1.10   Elect Mr. Stanley T.L. Kwok as a Director                 Mgmt          For                            For

1.11   Elect Mr. John C.S. Lau as a Director                     Mgmt          For                            For

1.12   Elect Mr. Wayne E. Shaw as a Director                     Mgmt          For                            For

1.13   Elect Mr. William Shurniak as a Director                  Mgmt          For                            For

1.14   Elect Mr. Frank J. Sixt as a Director                     Mgmt          For                            For

2.     Appoint KPMG LLP as the Auditors of the Corporation       Mgmt          For                            For

3.     Amend the Corporation s By-Law No.1 as specified          Mgmt          For                            For

       Receive the annual report of the Board of Directors       Non-Voting    No vote
       to the shareholders and the consolidated audited
       financial statements of the Corporation for
       the FYE 31 DEC 2005

       Any other business                                        Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO ADDITION       Non-Voting    No vote
       OF NON VOTABLE AGENDA ITEMS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HYPO REAL ESTATE HOLDING AG, MUENCHEN                                                       Agenda Number:  700910866
--------------------------------------------------------------------------------------------------------------------------
        Security:  D3449E108
    Meeting Type:  AGM
    Meeting Date:  08-May-2006
          Ticker:
            ISIN:  DE0008027707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the financial statements and              Non-Voting    No vote
       annual report for the 2005 FY with the report
       of the Supervisory Board, the Group financial
       statements and the Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            For
       profit of EUR 248,253,263.99 as follows: payment
       of a dividend of EUR 1 per no-par share EUR
       113,500,000 shall be allocated to the other
       revenue reserves, EUR 681,088.99 shall be carried
       forward, ex-dividend and payable date: 09 MAY
       2006

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            For

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            For

5.     Authorize the Board of Managing Directors, with           Mgmt          Against                        Against
       the consent of the Supervisory Board, to increase
       the Company's share capital by up to EUR 201,108,261
       through the issue of up to 67,036,087 new bearer
       no-par shares against payment in cash or kind,
       on or before 07 MAY 2011; shareholders shall
       be granted subscription rights except for a
       capital increase of up to 10% of the Company's
       share capital against payment in cash if the
       new shares are issued at a price not materially
       below their market price, for a capital increase
       against payment in kind, for the issue of up
       to 70,000 shares annually to executives and
       employees of the Company and its affiliates,
       for residual amounts, and for the granting
       of such rights to bondholders; and amend the
       Articles of Association

6.     Authorize: the Company to acquire own shares              Mgmt          For                            For
       of up to 10% of its share capital, at a price
       differing neither more than 10% from the market
       price of the shares if they are acquired through
       the stock exchange, nor more than 20% if they
       are acquired by way of a repurchase offer,
       on or before 08 NOV 2007; Authorize the Board
       of Managing Directors to dispose of the shares
       in a manner other than the stock exchange or
       an offer to all shareholders if the shares
       are sold at a price not materially below the
       market price of identical shares, to use the
       shares for acquisition purposes or for satisfying
       option or convertible rights, and to retire
       the shares

7.     Approve that each Member of the Supervisory               Mgmt          For                            For
       Board shall receive a fixed annual remuneration
       of EUR 70,000; the Chairman shall receive EUR
       175,000, the Deputy Chairman EUR 105,000, Members
       of the Executive Committee shall receive an
       additional annual remuneration of EUR 10,000,
       the Chairman of this committee shall receive
       EUR 20,000; Members of the Audit Committee
       shall receive an additional annual remuneration
       of EUR 20,000, the Chairman of this Committee
       shall receive EUR 40,000; and amend the Articles
       of Association

8.     Amend the Articles of Association in respect              Mgmt          For                            For
       of the use of electronic means of communication
       for the issue of proxy-voting instructions

9.     Appoint KPMG Deutsche Treuhand-Gesellschaft               Mgmt          For                            For
       AG, Berlin and Frankfurt as the Auditors for
       the 2006 FY




--------------------------------------------------------------------------------------------------------------------------
 HYSAN DEVELOPMENT CO LTD                                                                    Agenda Number:  700918141
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38203124
    Meeting Type:  AGM
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  HK0014000126
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and consider the statement of accounts            Mgmt          For                            For
       for the YE 31 DEC 2005, together with the reports
       of the Directors and the Auditors thereon

2.     Declare a final dividend  together with a scrip           Mgmt          For                            For
       alternative  for the YE 31 DEC 2005

3.1    Re-elect Mr. Peter Ting Chang Lee as a Director           Mgmt          For                            For

3.2    Re-elect Sir David Akers-Jones as a Director              Mgmt          For                            For

3.3    Re-elect Mr. Hans Michael Jebsen as a Director            Mgmt          For                            For

3.4    Re-elect Mr. Chien Lee as a Director                      Mgmt          For                            For

4.     Re-appoint Deloitte Touche Tohmatsu as the Auditors       Mgmt          For                            For
       of the Company and authorize the Directors
       to fix their remuneration

5.     Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue and dispose of additional shares in the
       Company and to make or grant offers, agreements,
       options, warrants or other securities during
       and after the relevant period, where the shares
       are to be allotted wholly for cash, 10% not
       exceeding 20% of the aggregate nominal amount
       of the share capital of the Company, otherwise
       than pursuant to i) a rights issue; or ii)
       any share option scheme or similar arrangement;
       or iii) any scrip dividend or similar arrangement
       pursuant to the Articles of Association of
       the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is to be held by law

6.     Authorize the Directors to purchase or otherwise          Mgmt          For                            For
       acquire shares of HKD 5.00 each in the capital
       of the Company during the relevant period,
       in accordance with all applicable laws and
       the requirements of the Rules Governing the
       Listing of Securities on The Stock Exchange
       of Hong Kong Limited, not exceeding 10% of
       the aggregate nominal amount of the share capital
       of the Company;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is to be held by
       law

7.     Approve, conditional upon the passing of Resolutions      Mgmt          For                            For
       5 and 6, the aggregate nominal amount of the
       shares which are purchased or otherwise acquired
       by the Company pursuant to Resolution 6 shall
       be added to the aggregate nominal amount of
       the shares which may be issued pursuant to
       Resolution 5

S.8    Amend the Articles of Association of the Company          Mgmt          For                            For
       by adding to the paragraph to the end of the
       Article 153 and by adding the paragraph at
       the end of the Article 154

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MOBIS                                                                               Agenda Number:  700877826
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y3849A109
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7012330007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings for the year 2005

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the External Directors to be the Members            Mgmt          For                            For
       of the Audit Committee

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 HYUNDAI MTR CO                                                                              Agenda Number:  700869603
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38472109
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7005380001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the External Directors as Members of the            Mgmt          For                            For
       Audit Committee

5.     Approve the limit of remuneration for the Directors       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 ICICI BANK LTD                                                                              Agenda Number:  700785744
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  AGM
    Meeting Date:  20-Aug-2005
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited profit and loss             Mgmt          For                            For
       account for the FYE 31 MAR 2005 and the balance
       sheet as at that date together with the reports
       of the Directors and the Auditors

2.     Declare a dividend on preference shares                   Mgmt          For                            For

3.     Declare a dividend on equity shares                       Mgmt          For                            For

4.     Re-appoint Mr. N. Vaghul as a Director, who               Mgmt          For                            For
       retires by rotation

5.     Re-appoint Mr. Anupam Puri as a Director, who             Mgmt          For                            For
       retires by rotation

6.     Re-appoint Mr. M.K. Sharma as a Director, who             Mgmt          For                            For
       retires by rotation

7.     Re-appoint Prof. Marti G. Subrahmanyam as a               Mgmt          For                            For
       Director, who retires by rotation

8.     Appoint S.R. Batliboi & Co., Chartered Accountants,       Mgmt          For                            For
       as the Statutory Auditors of the Company, pursuant
       to the provisions of Section 224 and other
       applicable provisions, if any, of the Companies
       Act, 1956 and the Banking Regulation Act, 1949,
       to hold the office until conclusion of the
       next AGM of the Company, on a remuneration
       including terms of payment  to be fixed by
       the Board of Directors of the Company, based
       on the recommendation of the Audit Committee,
       plus service tax and such other tax(es), as
       may be applicable, and reimbursement of all
       out-of-pocket expenses in connection with the
       audit of the accounts of the Company for the
       YE 31 MAR 2006

9.     Authorize the Board of Directors of the Company,          Mgmt          For                            For
       pursuant to the provisions of Section 228 and
       other applicable provisions, if any, of the
       Companies Act, 1956 and the Banking Regulation
       Act, 1949, to appoint the Branch Auditors,
       as and when required, in consultation with
       the Statutory Auditors, to audit the accounts
       in respect of the Company s branches/offices
       in India and abroad and to fix their remuneration
       including terms of payment , based on the
       recommendation of the Audit Committee, plus
       service tax and such other tax(es), as may
       be applicable, and reimbursement of all out-of-pocket
       expenses in connection with the audit

10.    Re-appoint Mr. T.S. Vijayan as a Director of              Mgmt          For                            For
       the Company, who retires by rotation, under
       the provisions of Section 257 of the Companies
       Act, 1956

11.    Re-appoint Mr. Sridar Iyengar as a Director               Mgmt          For                            For
       of the Company, who retires by rotation, under
       the provisions of Section 257 of the Companies
       Act, 1956

12.    Re-appoint Mr. K.V. Kamath as a Managing Director         Mgmt          For                            For
       & Chief Executive Officer of the Company, subject
       to the applicable provisions of the Companies
       Act, 1956, the Banking Regulation Act, 1949
       and the provisions of the Articles of Association
       of the Company and subject to the approval
       of Reserve Bank of India, for the period 01
       MAY 2006 to 30 APR 2009 on the same terms
       including remuneration  as approve by the Members
       from time to time

13.    Re-appoint Ms. Kalpana Morparia as a Wholetime            Mgmt          For                            For
       Director of the Company, subject to the applicable
       provisions of the Companies Act, 1956, the
       Banking Regulation Act, 1949 and the provisions
       of the Articles of Association of the Company
       and subject to the approval of Reserve Bank
       of India, for the period 01 MAY 2006 to 31
       MAY 2007 on the same terms  including remuneration
       as approve by the Members from time to time

14.    Re-appoint Ms. Chanda D. Kochhar as a Wholetime           Mgmt          For                            For
       Director of the Company, subject to the applicable
       provisions of the Companies Act, 1956, the
       Banking Regulation Act, 1949 and the provisions
       of the Articles of Association of the Company
       and subject to the approval of Reserve Bank
       of India, for the period 01 APR 2006 to 31
       MAR 2011 on the same terms  including remuneration
       as approve by the Members from time to time

15.    Re-appoint Dr. Nachiket Mor as a Wholetime Director       Mgmt          For                            For
       of the Company, subject to the applicable provisions
       of the Companies Act, 1956, the Banking Regulation
       Act, 1949 and the provisions of the Articles
       of Association of the Company and subject to
       the approval of Reserve Bank of India, for
       the period 01 APR 2006 to 31 MAR 2011 on the
       same terms  including remuneration  as approve
       by the Members from time to time

16.    Approve, pursuant to the applicable provisions            Mgmt          For                            For
       of the Companies Act, 1956, including rules
       framed and notifications issued thereunder,
       the Articles of Association of the Company
       and the listing agreements entered into with
       the stock exchanges, each of the non-wholetime
       Directors  except the nominee of the Government
       of India  be paid sitting fee up to INR 20,000
       for attending each meeting of the Board or
       any Committee thereof; authorize the Board
       of Directors of the Company to determine the
       amount of sitting fees payable to the non-wholetime
       Directors for attending the meetings of the
       Board or any Committee thereof, within the
       above limit

S.17   Amend Article 5(a) of the Articles of Association         Mgmt          For                            For
       of the Company as specified, subject to the
       applicable provisions of the Companies Act,
       1956 and subject to the requisite approvals,
       if and to the extent necessary

S.18   Authorize the Board of Directors  hereinafter             Mgmt          For                            For
       referred to as  the Board , which term shall
       be deemed to include any Committee constituted/
       to be constituted by the Board and authorized
       by the Board to exercise its powers, including
       the powers conferred by this resolution , subject
       to the applicable provisions of the Companies
       Act, 1956 and the Banking Regulation Act, 1949
       including any statutory modification or re-enactment
       thereof from time to time  and the regulations/guidelines, if any, prescribed by Reserve Bank of India
       and Securities and Exchange Board of India
       or any other relevant authority, from time
       to time, to the extent applicable and subject
       to such approvals, consents, permissions and
       sanctions as applicable or necessary, and subject
       to the provisions of the Memorandum of Association
       and Articles of Association of the Company,
       to create, offer, issue and allot up to 5,50,00,000
       number of preference shares of face value of
       INR 100 each, in India or abroad, in such tranches,
       on such terms and conditions and in such manner
       including, but not limited to, by way of private
       placement or public issue or rights to the
       shareholders or to any domestic/foreign investors,
       through prospectus and/or letter of offer and/or
       circular and/or any other document as the Board
       may in its absolute discretion deem fit; authorize
       the Board to issue and allot such number of
       preference shares as may be required to be
       issued and allotted and to do all such acts,
       deeds, matters and things as it may, in its
       absolute discretion, deem necessary or desirable
       for such purpose, including without limitation,
       the entering into arrangements for managing,
       underwriting, marketing, listing, trading,
       acting as depository, custodian, registrar,
       stabilizing agent, paying and conversion agent,
       Trustee and to issue any offer document(s)
       including, but not limited to, prospectus and/or
       letter of offer and/or circular, and sign all
       deeds, documents and writings and to pay any
       fees, commissions, remuneration, expenses relating
       thereto and with power on behalf of the Company
       to settle all questions, difficulties or doubts
       that may arise in regard to such issue(s) or
       allotment(s) as it may, in its absolute discretion,
       deem fit and to delegate all or any of the
       powers herein conferred to any Committee of
       Directors




--------------------------------------------------------------------------------------------------------------------------
 ICICI BANK LTD                                                                              Agenda Number:  700822655
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y38575109
    Meeting Type:  OTH
    Meeting Date:  16-Nov-2005
          Ticker:
            ISIN:  INE090A01013
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that, pursuant to the provisions of               Mgmt          For                            For
       Section 81 and other applicable provisions,
       if any, of the Companies Act, 1956 and in accordance
       with the provisions of the Memorandum and Aricles
       of Association of ICICI Bank and the regulations/guidelines, if any, prescribed by the Government of India,
       the Reserve Bank of India, the Securities and
       Exchange Board of India and the United States
       Securities and Exchange Commission or any other
       relevant authority in India or abroad to the
       extent applicable and subject to approvals,
       sanction, the Board of Directors of the Bank
       Board  be authorized on behalf of the Bank
       to create offer, issue and allot in the course
       of 1 or more public or private offerings in
       domestic and or more international markets,
       equity shares and or equity shares or depository
       receipts and or convertible bonds and or securities
       convertible into equity shares at the option
       of the Bank and or the holders of such securities
       and or securities linked to equity shares and
       or securities with or without detachable or
       non-detachable warrants with a right exercisable
       by the warrant holders to subscribe for equity
       shares and or warrants with an option exercisable
       to subscribe for equity shares and or any instrument
       or security representing either equity shares
       and or convertible securities linked to equity
       shares  securities  to all eligible investors
       including resident or non-resident to all eligible
       investors, including residents and/or non-residents
       and/or institutions/banks and/or incorporated
       bodies and/or individuals and/or trustees and/or
       stabilizing agent or otherwise; and whether
       or not such investors are Members of the Bank;
       through one or more prospectus and/or letter
       of offer or circular and/or on public and/or
       private/preferential placement basis, for,
       or which upon exercise or conversion of all
       Securities so issued and allotted could give
       rise to the issue of an aggregate face value
       of equity shares not exceeding INR 200 crores
       20% of the authorized equity share capital
       of the Bank, which was INR 1000 crores at 30
       SEP 2005 , such issue and allotment to be made
       at such time or times, in one or more tranche
       or tranches at such price or prices, at market
       price(s) or at a discount or premium to market
       price(s), including at the Board s discretion
       at different price(s) to retail investors defined
       as such under authority, in such manner; including
       allotment to stabilizing agent in terms of
       green shoe option, if any, exercised by the
       Bank, and where necessary in consultation with
       the Book Running Lead Managers and/or Underwriters
       and/or Stabilizing Agent and/or other Advisors
       or otherwise on such terms and conditions,
       including issue of Securities as fully or partly
       paid, making of calls and manner of appropriation
       of application money or call money, in respect
       of different class(es) of investor(s) and/or
       in respect of different Securities, as the
       Board may in its absolute discretion decide
       at the time of issue of the Securities; that
       without prejudice to the generality of the
       above, the aforesaid issue of Securities may
       have all or any terms or combination of terms
       in accordance with prevalent market practices
       or as the Board may in its absolute discretion
       deem fit, including but not limited to terms
       and conditions relating to payment of interest,
       dividend, premium on redemption at the option
       of the Bank and/or holders of any securities,
       or variation of the price or period of conversion
       of Securities into equity shares or issue of
       equity shares during the period of the Securities
       or terms pertaining to voting rights or option(s)
       for early redemption of Securities; that the
       Bank and/or any agency or body or person authorized
       by the Board may issue depositary receipts
       representing the underlying equity shares in
       the capital of the Bank or such other securities
       in negotiable, registered or bearer form with
       such features and attributes as may be required
       and to provide for the tradability and free
       transferability thereof as per market practices
       and regulations  including listing on one or
       more stock exchange(s) in or outside India
       ; that the Board be authorized to issue and
       allot such number of equity shares as may be
       required to be issued and allotted, including
       issue and allotment of equity shares upon conversion
       of any depositary receipts or other securities
       referred to above or as may be necessary in
       accordance with the terms of the offer, all
       such equity shares shall rank part passu inter
       se and with the then existing equity shares
       of the Bank in all respects; that for the purpose
       of giving effect to any offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as described above,
       the Board be authorized on behalf of the Bank
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, including
       without limitation, the entering into arrangements
       for managing, underwriting, marketing, allotting,
       trading, acting as depositary, custodian, registrar,
       stabilizing agent, paying and conversion agent,
       trustee and to issue any document(s), including
       but not limited to prospectus and/or letter
       of offer and/or circular, and sign all deeds,
       documents and writings and to pay any fees,
       commissions, remuneration, expenses relating
       thereto and with power on behalf of the Bank
       to settle all questions, difficulties or doubts
       that may arise in regard to such offer(s) or
       issue(s) or allotment(s) as it may, in its
       absolute discretion deem fit; and that the
       Board be authorized to delegate all or any
       of the powers herein conferred to any Committee
       of Directors or any one or more whole time
       Directors of the Bank




--------------------------------------------------------------------------------------------------------------------------
 IMPALA PLATINUM HLDGS LTD                                                                   Agenda Number:  700809190
--------------------------------------------------------------------------------------------------------------------------
        Security:  S37840105
    Meeting Type:  AGM
    Meeting Date:  19-Oct-2005
          Ticker:
            ISIN:  ZAE000003554
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 263074 DUE TO ADDITIONAL RESOLUTION. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       Receive and approve the financial statements              Non-Voting    No vote
       for the YE 30 JUN 2005

1.1    Re-elect Mr. D.H. Brown as a Director                     Mgmt          For                            For

1.2    Re-elect Mr. M.V. Mennell as a Director                   Mgmt          For                            For

1.3    Re-elect Mr. T.V. Mokgatiha as a Director                 Mgmt          For                            For

1.4    Re-elect Mr. I.J. Patan as a Director                     Mgmt          For                            For

2.     Approve to place all the unissued shares of               Mgmt          For                            For
       the Company under the control of the Directors
       of the Company and authorize the Directors,
       subject to a maximum of 10% of the issued share
       capital to Section 221(2) of the Companies
       Act No.61 of 1973, and the Listing Requirement
       of the JSE Limited, to allot, issue and otherwise
       dispose thereof to such person or persons on
       such terms and conditions as they determine

S.3    Authorized the Directors in terms of the Company          Mgmt          Abstain                        Against
       s Articles of Association, by way of a general
       authority to repurchase issued shares in the
       Company or to permit a subsidiary of the Company
       to purchase shares in the Company as and when
       deemed appropriate, subject to the following
       initiatives: a) that this authority shall be
       valid until the company next AGM provided that
       it shall not extend beyond 15 months from the
       date of this AGM; b) that any such repurchase
       be effected through the order book operated
       the by JSE trading system and done without
       any prior understanding or agreement between
       the Company and the counterparty; c) that a
       paid press release giving such details as may
       be required in terms of JSE listings requirements
       be published when the company or its subsidiaries
       have repurchased in aggregate 3% of the initial
       number of shares in issue, as at the time that
       the general authority was granted, and for
       each 3% in aggregate of the initial number
       of shares which are acquired thereafter; d)
       that a general repurchase may not in the aggregate
       in any one financial year exceed 10% of the
       number of shares in the Company s issued share
       capitol at the time this authority is given,
       provided that a subsidiary of the company may
       not hold at any one time more than 10% of the
       number of issued shores of the Company; e)
       that no repurchases will be effected during
       a prohibited period  as defined by the JSE
       listings Requirements); f) that at any one
       point in time, the Company may only appoint
       one agent to effected repurchases on the Company
       s behalf; g) that the Company may only undertake
       a repurchase of securities if, after such repurchase,
       the spread requirements of the Company comply
       with JSE listings requirements; h) that, in
       determining the price at which shares may be
       repurchased in terms of this authority the
       maximum premium permitted is 10% above the
       weighted average traded price of the shares
       as determined over the 5 days pear to the date
       of repurchase; and i) that such repurchase
       shall be subject to the Companies Act and the
       applicable provisions of the JSE Listings Requirements;
       the Board of directors, as at the date of this
       notice, has stated its intention to examine
       methods of returning capital to shareholders
       in terms of the general authority granted at
       the last AGM the Board believes it to be in
       the best interest of Implats that shareholders
       pass a special resolution granting the Company
       and/or its subsidiaries a last general authority
       to acquire Implats shares Such general authority
       will provide Implats with the flexibility,
       subject to the requirements of the Companies
       Act and the JSE, to purchase shares should
       it be in the interest of Implats and/or its
       subsidiaries at any time while the general
       authority subsists

S.4    Amend the Articles of Association by deleting             Mgmt          For                            For
       Article 13.2 and substituting with the new
       Article 13.2 as specified

5.     Approve, in terms of the Articles of Association          Mgmt          Abstain                        Against
       to increase the Directors fees by 5% in each
       instance as specified




--------------------------------------------------------------------------------------------------------------------------
 IMPERIAL HLDGS LTD                                                                          Agenda Number:  700810535
--------------------------------------------------------------------------------------------------------------------------
        Security:  S38127122
    Meeting Type:  AGM
    Meeting Date:  01-Nov-2005
          Ticker:
            ISIN:  ZAE000067211
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.O.1  Approve the minutes of the AGM held on 02 NOV             Mgmt          For                            For
       2004

2.O.2  Approve the annual financial statements that              Mgmt          For                            For
       accompanied the notice of the AGM

3.O.3  Approve to confirm the Directors  remuneration            Mgmt          For                            For
       as disclosed in the financial statements

4.O.4  Authorize any Director of the Company to sign             Mgmt          For                            For
       all such documents and do all such things as
       may be necessary for and incidental to, as
       the case may be, the implementation of the
       resolutions herein

5o5.1  Appoint Mr. P.S. Molefe as a Director                     Mgmt          For                            For

5o5.2  Appoint Mr. M.V. Moosa as a Director                      Mgmt          For                            For

6O6.1  Re-elect Mr. L. Boyd as a Director, who retires           Mgmt          For                            For
       by rotation in terms of the Articles of Association

6O6.2  Re-elect Mr. V.J. Mokoena as a Director, who              Mgmt          For                            For
       retires by rotation in terms of the Articles
       of Association

6O6.3  Re-elect Mr. E. Molobi as a Director, who retires         Mgmt          For                            For
       by rotation in terms of the Articles of Association

6O6.4  Re-elect Mr. M.V. Sisulu as a Director, who               Mgmt          For                            For
       retires by rotation in terms of the Articles
       of Association

7.O.7  Authorize the Directors of the Company, by way            Mgmt          For                            For
       of a general authority to distribute, to the
       shareholders of the Company, any share capital
       and reserves of the Company in terms of Section
       90 of the Companies Act, 61 of 1973, as amended
       the Act , Article 16.2 of the Company s Articles
       of Association and in terms of the Listings
       Requirements of the JSE Limited  the Listings
       Requirements , it being recorded that the Listings
       Requirements currently require, inter alia,
       that the Company may make a general distribution
       of share capital only if: any general distribution
       of share premium by the Company shall not exceed
       20% of the Company s issued share capital and
       reserves but excluding minority interests;
       the Directors of the Company confirm that the
       Company will not distribute share premium in
       terms of this authority unless, after such
       distribution: the Company, and the Company
       and its subsidiaries  the Group  will be able
       to pay its debts as they become due in the
       ordinary course of business;  the consolidated
       assets of the Company and the Group, fairly
       valued in accordance with Generally Accepted
       Accounting Practice, will exceed its consolidated
       liabilities; the issued share capital of the
       Company and the Group will be adequate for
       the purpose of the business of the Company
       and the group for the foreseeable future; and
       the working capital available to the Company
       and the Group will be sufficient for the Company
       and the Group s requirements for the foreseeable
       future;  Authority expires the earlier of the
       next AGM of the Company or 15 months from the
       passing of this resolution

8.O.8  Approve to increase the annual fees payable               Mgmt          For                            For
       to the Non-Executive Directors for Board and
       Committee Membership with effect from 26 JUN
       2005 as specified

9o9.1  Approve and adopt the Executive Share Purchase            Mgmt          For                            For
       Scheme as specified

9o9.2  Approve and adopt the Imperial Bonus Right Scheme         Mgmt          For                            For
       as specified

10.S1  Authorize the Company, or a subsidiary of the             Mgmt          For                            For
       Company, by way of a general authority, to
       acquire ordinary shares of 4 cents each  ordinary
       shares  issued by the Company  including the
       conclusion of derivative transactions which
       may result in the purchase of shares , in terms
       of Sections 85 and 89 of the Companies Act,
       No 61 of 1973  as amended , and in terms of
       the Listings Requirements of the JSE Limited
       it being recorded that the Listings Requirements
       currently require, inter alia, that the Company
       may make a general repurchase of securities
       only if:  any such repurchase of ordinary shares
       is effected through the order book operated
       by the JSE trading system and done without
       any prior understanding or arrangement between
       the Company and the counterparty  reported
       trades are prohibited ; authorized by the Company
       s Articles of Association; when the Company
       has cumulatively repurchased 3% of the number
       of ordinary shares in issue on the date of
       passing of Special Resolution Number 1, and
       for each 3% thereof, in aggregate acquired
       thereafter, an announcement is published as
       soon as possible and not later than 08 :30
       on the business day following the day on which
       the relevant threshold is reached or exceeded,
       and the announcement complies with the requirements
       of the Listings Requirements; at any time,
       only one agent is appointed to effect any repurchase
       on the Company s behalf; the Company may only
       undertake a repurchase of securities if, after
       such repurchase, it still complies with shareholder
       spread requirements; the Company or its subsidiary
       does not repurchase securities during a prohibited
       period; any general repurchase by the Company
       of its own ordinary shares shall not, in aggregate
       in any one financial year, exceed 20% of the
       Company s issued ordinary shares as at the
       date of passing of this Special Resolution;
       and in determining the price at which the ordinary
       shares issued by the Company are acquired by
       it or its subsidiary in terms of this general
       authority, the maximum price at which such
       shares may be acquired will be 10% above the
       weighted average of the market value for such
       ordinary shares for the 5 business days immediately
       preceding the date of repurchase of such shares;
       a general repurchase of the Company s shares
       shall not be effected before the JSE has received
       written confirmation from the Company s sponsor
       in respect of the Directors  working capital
       statement; furthermore, the Company will consult
       the sponsor before: it repurchases more than
       10% in terms of its general authority; it executes
       a repurchase which will result in the accumulated
       rand value of the repurchases from the date
       of the last authority being greater than 10%
       of the shareholders  equity at the date that
       the authority was obtained; or it repurchases
       securities and the financial position of the
       group has changed materially from the date
       when the sponsor first issued its written confirmation,
       in order for the sponsor to review the validity
       of its letter issued when the general authority
       was granted; the Company will only transact
       in derivative transactions relating to the
       repurchase of securities if, with regard to
       the price of the derivative: i) the strike
       price of any put option written by the Company
       less the value of the premium received by the
       Company for that put option may not be greater
       than the fair value of a forward agreement
       based on a spot price not greater than 10%
       above the weighted average of the market value
       for the securities for the 5 business days
       immediately preceding the date on which the
       transaction is effected; ii) the strike price
       of any call option may be greater than 10%
       above the weighted average of the market value
       for the securities for the 5 business days
       immediately preceding the date on which the
       transaction is effected at the time of entering
       into the Derivative Agreement, but the Company
       may not exercise the call option if it is more
       than 10%  out the money ; and iii) the strike
       price of the Forward Agreement may be greater
       than 10% above the weighted average of the
       market value for the securities for the 5 business
       days immediately preceding the date on which
       the transaction is effected but limited to
       the fair value of a Forward Agreement calculated
       from a spot price not greater than 10% above
       the weighted average of the market value for
       the securities for the 5 business days immediately
       preceding the date on which the transaction
       is effected; the Directors of the Company confirm
       that no repurchase will be implemented in terms
       of this authority unless, after each such repurchase:
       the Company, and the Company and its subsidiaries
       the Group  will be able to pay its debts as
       they become due in the ordinary course of business;
       the consolidated assets of the Company and
       the Group, fairly valued in accordance with
       Generally Accepted Accounting Practice, will
       exceed its consolidated liabilities; the issued
       share capital of the Company and the group
       will be adequate for the purpose of the business
       of the Company and the group for the foreseeable
       future; and the working capital available to
       the Company and the group will be sufficient
       for the Company and the Group s requirements
       for the foreseeable future;  Authority expires
       the earlier of the next AGM of the Company
       or 15 months from the passing of the Special
       Resolution No.1

11.S2  Amend the Articles of Association by the adding           Mgmt          For                            For
       the following Article: Article 36.3  A director
       shall retire on the date of the annual general
       meeting in the year that that director reaches
       the age of 70 years, provided that any director
       reaching the age of 70 years shall be obliged
       to stand for re-election at the annual general
       meeting on an annual basis thereafter

12.S3  Amend the Article 57 of the Articles of Association       Mgmt          For                            For
       : regarding the use of Electronic media

       Transact other business                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 IMPERIAL TOBACCO GROUP PLC                                                                  Agenda Number:  700855159
--------------------------------------------------------------------------------------------------------------------------
        Security:  G4721W102
    Meeting Type:  AGM
    Meeting Date:  31-Jan-2006
          Ticker:
            ISIN:  GB0004544929
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the account for the FYE 30 SEP 2005,              Mgmt          For                            For
       together with the Directors  and the Auditor
       s report thereon

2.     Receive and approve the Directors remuneration            Mgmt          For                            For
       report for the FYE 30 SEP 2005, together with
       the Directors  and the Auditor s report thereon

3.     Declare a final dividend for the FYE 30 SEP               Mgmt          For                            For
       2005 of 39.5 pence per ordinary share of 10
       pence each payable on 17 FEB 2006 to those
       shareholders on the register at the close of
       business on 20 JAN 2006

4.     Re-elect Mr. A.G.L. Alexander as a Director               Mgmt          For                            For
       of the Company

5.     Re-elect Mr. D.C. Bonham as a Director of the             Mgmt          For                            For
       Company

6.     Elect Mr. C.R. Day as a Director of the Company           Mgmt          For                            For

7.     Re-elect Dr. P.H. Jungles as a Director of the            Mgmt          For                            For
       Company

8.     Elect Mr. G.L. Blashill as a Director of the              Mgmt          For                            For
       Company

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company until the conclusion
       of the next general meeting at which accounts
       are laid before the Company

10.    Authorize the Directors to set the remuneration           Mgmt          For                            For
       of the Auditors

11.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347C of the Companies Act 1985  the  Act  ,
       as defined in Section 347A of the Act, to make
       donations to EU political organizations, not
       exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

12.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act Imperial Tobacco Limited, as
       defined in Section 347A of the Act, to make
       donations to EU political organizations, not
       exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

13.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act Imperial Tobacco International
       Limited, as defined in Section 347A of the
       Act, to make donations to EU political organizations,
       not exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

14.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act Van Nelle Tabak Nederland B.V,
       as defined in Section 347A of the Act, to make
       donations to EU political organizations, not
       exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

15.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act John Player & Sons, as defined
       in Section 347A, to make donations to EU political
       organizations, not exceeding GBP 25,000 in
       total; and to incur EU political expenditure
       not exceeding GBP 25,000 in total;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company held in 2007 or 30 APR 2007

16.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act  Reemtsma Cigarettenfabriken
       Gmbh, as defined in Section 347A of the Act,
       to make donations to EU political organizations,
       not exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

17.    Authorize the Company, in accordance with Section         Mgmt          For                            For
       347D of the Act Ets L. Lacroix Fils NV/SA,
       as defined in Section 347A of the Act, to make
       donations to EU political organizations, not
       exceeding GBP 25,000 in total; and to incur
       EU political expenditure not exceeding GBP
       25,000 in total;  Authority expires the earlier
       of the conclusion of the AGM of the Company
       held in 2007 or 30 APR 2007

18.    Adopt to amend the rules of the Imperial Tobacco          Mgmt          For                            For
       Group Long Term Incentive Plan as specified

19.    Authorize the Directors, for the purpose of               Mgmt          For                            For
       Section 80 of the Companies Act 1985   the
       Act , to allot relevant securities  Section
       80(2) of the Act  up to an aggregate nominal
       amount of GBP 24,300,000;  Authority expires
       at the earlier of the conclusion of the next
       AGM of the Company or on 30 APR 2007 ; and
       the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.20   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of Resolution 19 specified in the notice of
       AGM of the Company convened for 31 JAN 2006,
       to allot equity securities  Section 94 of the
       Companies Act 1985  the ACT   whether for cash
       pursuant to the authority conferred by Resolution
       19, disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities:
       a) in connection with a rights issue in favor
       of ordinary shareholders; b) up to an aggregate
       nominal amount of GBP 3,645,000;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 30 APR 2007 ; and
       the Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.21   Authorize the Company, in accordance with Article         Mgmt          For                            For
       5 of the Company s Article of Association and
       the Companies Act 1985   the Act , for the
       purpose of Section 166 of the Act, to make
       market purchases  Section 163(3) of the Act
       of up to 72,900,000 ordinary shares of 10
       pence each in the capital of the Company, at
       a minimum price of 10 pence  exclusive of expenses
       and up to an amount equal to 105% of the average
       middle market quotations for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company held in 2007 or 30 APR 2007
       ; the Company, before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 ING GROEP N V                                                                               Agenda Number:  700902960
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4578E413
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  NL0000303600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 294294 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

       BLOCKING IS NOT A REQUIREMENT IMPOSED BY ING              Non-Voting    No vote
       GROEP NV. PLEASE NOTE THAT BLOCKING CONDITIONS
       MAY APPLY, HOWEVER, DEPENDING ON THE SYSTEMS
       OF THE CUSTODIAN BANK(S). IF APPLIED, BLOCKING
       CONDITIONS WILL BE RELAXED AS THEY ARE LIMITED
       TO THE PERIOD BETWEEN VOTE DEADLINE DATE AND
       ONE DAY FOLLOWING REGISTRATION DATE. FINALLY,
       VOTE INSTRUCTIONS RECEIVED AFTER VOTE DEADLINE
       DATE ARE CONSIDERED LATE. LATE VOTES ARE PROCESSED
       ON A BEST EFFORT BASIS. BLOCKING (IF APPLICABLE)
       IS APPLIED TO LATE VOTES BEGINNING ON RECEIPT
       DATE OF VOTE INSTRUCTIONS THROUGH THE DAY FOLLOWING
       REGISTRATION DATE.

1.     Opening remarks and announcements; approval               Mgmt          For                            For
       of the live webcasting of this present meeting
       and subsequent shareholders  meetings

2.A    Reports of the Executive Board and the Supervisory        Non-Voting    No vote
       Board for 2005

2.B    Profit retention and distribution policy                  Non-Voting    No vote

3.A    Annual Accounts for 2005                                  Mgmt          For                            For

3.B    Dividend for 2005                                         Mgmt          For                            For

4.A    Discharge of the Executive Board in respect               Mgmt          For                            For
       of the duties performed during the year 2005

4.B    Discharge of the Supervisory Board in respect             Mgmt          For                            For
       of the duties performed during the year 2005

5.     Corporate governance                                      Non-Voting    No vote

6.A    Appointment of Mr. Dick Harryvan                          Mgmt          For                            For

6.B    Appointment of Mr. Tom Mchierney                          Mgmt          For                            For

6.C    Appointment of Mr. Hans van der Noordaa                   Mgmt          For                            For

6.D    Appointment of Mr. Jacques de Vaucleroy                   Mgmt          For                            For

7.A    Reappointment of Mr. Cor Herkstroter                      Mgmt          For                            For

7.B    Reappointment of Mr. Karel Vuursteen                      Mgmt          For                            For

7.C    Appointment of Mr. Piet Klaver                            Mgmt          For                            For

8.     Maximum number of stock options and performance           Mgmt          For                            For
       shares to be granted to Members of the Executive
       Board for 2005

9.     Amendment of the Pension Scheme in the Executive          Mgmt          For                            For
       Board Remuneration Policy

10.    Remuneration Supervisory Board                            Mgmt          For                            For

11.A   Authorization to issue ordinary shares with               Mgmt          Against                        Against
       or without preferential rights

11.B   Authorization to issue preference B shares with           Mgmt          For                            For
       or without preferential rights

12.A   Authorization to acquire ordinary shares or               Mgmt          For                            For
       depositary receipts for ordinary shares in
       the company s own capital

12.B   Authorization to acquire 24,051,039 depositary            Mgmt          Abstain                        Against
       receipts for preference A shares in the company
       s own capital

12.C   Authorization to acquire preference A shares              Mgmt          For                            For
       or depositary receipts for preference A shares
       in the company s own capital

13.    Cancellation of preference A shares (depositary           Mgmt          For                            For
       receipts of) which are held by ING Groep N.V.

14.A   Approval of the English language as the official          Mgmt          For                            For
       language of the Annual Report with effect from
       the 2006 report

14.B   Approval of the use of the English language               Mgmt          For                            For
       as the official language as of the 2007 shareholders
       meeting

15.    Any other business and conclusion                         Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL BUSINESS MACHINES CORP                                                        Agenda Number:  932448904
--------------------------------------------------------------------------------------------------------------------------
        Security:  459200101
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  IBM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. BLACK                                                  Mgmt          For                            For
       K.I. CHENAULT                                             Mgmt          For                            For
       J. DORMANN                                                Mgmt          For                            For
       M.L. ESKEW                                                Mgmt          For                            For
       S.A. JACKSON                                              Mgmt          For                            For
       M. MAKIHARA                                               Mgmt          For                            For
       L.A. NOTO                                                 Mgmt          For                            For
       J.W. OWENS                                                Mgmt          For                            For
       S.J. PALMISANO                                            Mgmt          For                            For
       J.E. SPERO                                                Mgmt          For                            For
       S. TAUREL                                                 Mgmt          For                            For
       C.M. VEST                                                 Mgmt          For                            For
       L.H. ZAMBRANO                                             Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED     Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM. (PAGE 26)

03     STOCKHOLDER PROPOSAL ON: CUMULATIVE VOTING (PAGE          Shr           For                            Against
       27)

04     STOCKHOLDER PROPOSAL ON: PENSION AND RETIREMENT           Shr           Against                        For
       MEDICAL (PAGE 27)

05     STOCKHOLDER PROPOSAL ON: EXECUTIVE COMPENSATION           Shr           Against                        For
       (PAGE 29)

06     STOCKHOLDER PROPOSAL ON: DISCLOSURE OF EXECUTIVE          Shr           Against                        For
       COMPENSATION (PAGE 29)

07     STOCKHOLDER PROPOSAL ON: OFFSHORING (PAGE 30)             Shr           Against                        For

08     STOCKHOLDER PROPOSAL ON: CHINA BUSINESS PRINCIPLES        Shr           Against                        For
       (PAGE 32)

09     STOCKHOLDER PROPOSAL ON: POLITICAL CONTRIBUTIONS          Shr           Against                        For
       (PAGE 33)

10     STOCKHOLDER PROPOSAL ON: MAJORITY VOTING FOR              Shr           Against                        For
       DIRECTORS (PAGE 34)

11     STOCKHOLDER PROPOSAL ON: SIMPLE MAJORITY VOTE             Shr           Against                        For
       (PAGE 35)




--------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL PAPER COMPANY                                                                 Agenda Number:  932474149
--------------------------------------------------------------------------------------------------------------------------
        Security:  460146103
    Meeting Type:  Annual
    Meeting Date:  08-May-2006
          Ticker:  IP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN L. TOWNSEND, III*                                    Mgmt          For                            For
       JOHN F. TURNER**                                          Mgmt          For                            For
       ALBERTO WEISSER**                                         Mgmt          For                            For
       JOHN V. FARACI***                                         Mgmt          For                            For
       DONALD F. MCHENRY***                                      Mgmt          For                            For
       WILLIAM G. WALTER***                                      Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE LLP AS THE              Mgmt          For                            For
       COMPANY S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2006.

03     PROPOSAL RELATING TO MAJORITY VOTING FOR DIRECTORS.       Shr           For                            Against

04     PROPOSAL RELATING TO SUSTAINABLE FORESTRY.                Shr           Against                        For

05     PROPOSAL RELATING TO ANNUAL ELECTION OF DIRECTORS.        Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 IVANHOE MINES LIMITED                                                                       Agenda Number:  700934791
--------------------------------------------------------------------------------------------------------------------------
        Security:  46579N103
    Meeting Type:  AGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  CA46579N1033
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. Robert M. Friedland as a Director               Mgmt          For                            For

1.2    Elect Mr. R. Edward Flood as a Director                   Mgmt          For                            For

1.3    Elect Mr. Kjeld Thygesen as a Director                    Mgmt          For                            For

1.4    Elect Mr. Robert Hanson as a Director                     Mgmt          For                            For

1.5    Elect Mr. John Weatherall as a Director                   Mgmt          For                            For

1.6    Elect Mr. Markus Faber as a Director                      Mgmt          For                            For

1.7    Elect Mr. John Macken as a Director                       Mgmt          For                            For

1.8    Elect Mr. David Huberman as a Director                    Mgmt          For                            For

1.9    Elect Mr. Howard Balloch as a Director                    Mgmt          For                            For

1.10   Elect Mr. Peter Meredith as a Director                    Mgmt          For                            For

2.     Appoint Deloitte & Touche, LLP Chartered accountants      Mgmt          For                            For
       as the Auditors of the Corporation at a remuneration
       to be fixed by the Board of Directors

3.     Amend the Corporation s Employees  and Directors          Mgmt          For                            For
       Equity Incentive Plan  the Plan  to increase,
       by 3,000,000 common shares, the maximum number
       of common shares of the Corporation issuable
       under the Plan from 29,000,000 common shares
       to 32,000,000 common shares




--------------------------------------------------------------------------------------------------------------------------
 JAMES HARDIE INDS N V                                                                       Agenda Number:  700781277
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4723D104
    Meeting Type:  AGM
    Meeting Date:  22-Aug-2005
          Ticker:
            ISIN:  AU000000JHX1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt annual report and accounts              Mgmt          For                            For
       for the FYE 31 MAR 2004

2.     Receive and adopt annual report and accounts              Mgmt          For                            For
       for the FYE 31 MAR 2005

3.a    Re-elect Mr. M.A. Brown to the Supervisory and            Mgmt          For                            For
       Joint Boards

3.b    Re-elect Mr. G.J. Clark to the Supervisory and            Mgmt          For                            For
       Joint Boards

3.c    Re-elect Mr. J.R.H. Loudon to the Supervisory             Mgmt          For                            For
       and Joint Boards

4.a    Elect Mr. L. Gries to the Managing Board                  Mgmt          For                            For

4.b    Elect Mr. R.L. Chenu to the Managing Board                Mgmt          For                            For

4.c    Elect Mr. B.P. ButterfIeld to the Managing Board          Mgmt          For                            For

5.a    Approve to renew for the SBSP and issue of shares         Mgmt          For                            For
       under the SBSP

5.b    Approve the participation in SBSP by Ms. M.               Mgmt          For                            For
       Hellicar

5.c    Approve the participation in SBSP by Mr. J.               Mgmt          For                            For
       Barr

5.d    Approve the participation in SBSP by Mr. M.R.             Mgmt          For                            For
       Brown

5.e    Approve the participation in SBSP by Mr. P.S.             Mgmt          For                            For
       Cameron

5.f    Approve the participation in SBSP by Mr. G.J.             Mgmt          For                            For
       Clark

5.g    Approve the participation in SBSP by Mr. J.               Mgmt          For                            For
       Gillfillan

5.h    Approve the participation in SBSP by Mr. J.H.R.           Mgmt          For                            For
       Loudon

5.i    Approve the participation in SBSP by Mr. D.G.             Mgmt          For                            For
       McGauchie

6.     Adopt the Managing Board Remuneration Policy              Mgmt          For                            For

7.a    Approve the establishment of MBTSOP and issue             Mgmt          For                            For
       of options

7.b    Approve the participation in MBTSOP and issue             Mgmt          For                            For
       of options to Mr. L. Gries

7.c    Approve participation in MBTSOP and issue of              Mgmt          For                            For
       options to Mr. R.L. Chenu

7.d    Approve participation in MBTSOP and issue of              Mgmt          For                            For
       options to Mr. B.P. Butterfield

8.a    Approve to renew the authority for the Supervisory        Mgmt          For                            For
       Board to issue shares and grant options

8.b    Approve to renew the authority for the Supervisory        Mgmt          For                            For
       Board to limit or exclude pre-emptive rights

9      Approve to renew the authority for the Company            Mgmt          For                            For
       to acquire its own shares

10     Approve to renew the Article 49 takeover provisions       Mgmt          For                            For
       for 5 years from the passing of the resolution

11.a   Amend the Articles of Association                         Mgmt          For                            For

11.b   Approve the procedural authorizations regarding           Mgmt          For                            For
       amendments to the Article of Association

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 17 AUG 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 JOHNSON & JOHNSON                                                                           Agenda Number:  932450531
--------------------------------------------------------------------------------------------------------------------------
        Security:  478160104
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  JNJ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MARY S. COLEMAN                                           Mgmt          For                            For
       JAMES G. CULLEN                                           Mgmt          For                            For
       ROBERT J. DARRETTA                                        Mgmt          For                            For
       MICHAEL M. E. JOHNS                                       Mgmt          For                            For
       ANN D. JORDAN                                             Mgmt          For                            For
       ARNOLD G. LANGBO                                          Mgmt          For                            For
       SUSAN L. LINDQUIST                                        Mgmt          For                            For
       LEO F. MULLIN                                             Mgmt          For                            For
       CHRISTINE A. POON                                         Mgmt          For                            For
       CHARLES PRINCE                                            Mgmt          For                            For
       STEVEN S REINEMUND                                        Mgmt          For                            For
       DAVID SATCHER                                             Mgmt          For                            For
       WILLIAM C. WELDON                                         Mgmt          For                            For

02     APPROVAL OF AMENDMENTS TO THE RESTATED CERTIFICATE        Mgmt          For                            For
       OF INCORPORATION

03     RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS     Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM

04     PROPOSAL ON CHARITABLE CONTRIBUTIONS                      Shr           Against                        For

05     PROPOSAL ON MAJORITY VOTING REQUIREMENTS FOR              Shr           Against                        For
       DIRECTOR NOMINEES




--------------------------------------------------------------------------------------------------------------------------
 JPMORGAN CHASE & CO.                                                                        Agenda Number:  932470228
--------------------------------------------------------------------------------------------------------------------------
        Security:  46625H100
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  JPM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN H. BIGGS                                             Mgmt          For                            For
       STEPHEN B. BURKE                                          Mgmt          For                            For
       JAMES S. CROWN                                            Mgmt          For                            For
       JAMES DIMON                                               Mgmt          For                            For
       ELLEN V. FUTTER                                           Mgmt          For                            For
       WILLIAM H. GRAY, III                                      Mgmt          For                            For
       WILLIAM B. HARRISON, JR                                   Mgmt          For                            For
       LABAN P. JACKSON, JR.                                     Mgmt          For                            For
       JOHN W. KESSLER                                           Mgmt          For                            For
       ROBERT I. LIPP                                            Mgmt          For                            For
       RICHARD A. MANOOGIAN                                      Mgmt          For                            For
       DAVID C. NOVAK                                            Mgmt          For                            For
       LEE R. RAYMOND                                            Mgmt          For                            For
       WILLIAM C. WELDON                                         Mgmt          For                            For

02     APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC              Mgmt          For                            For
       ACCOUNTING FIRM

03     STOCK OPTIONS                                             Shr           Against                        For

04     PERFORMANCE-BASED RESTRICTED STOCK                        Shr           For                            Against

05     SEPARATE CHAIRMAN                                         Shr           Against                        For

06     SEXUAL ORIENTATION                                        Shr           Against                        For

07     SPECIAL SHAREHOLDER MEETINGS                              Shr           Against                        For

08     LOBBYING PRIORITIES REPORT                                Shr           Against                        For

09     POLITICAL CONTRIBUTIONS REPORT                            Shr           Against                        For

10     POISON PILL                                               Shr           For                            Against

11     CUMULATIVE VOTING                                         Shr           For                            Against

12     BONUS RECOUPMENT                                          Shr           For                            Against

13     OVERCOMMITTED DIRECTORS                                   Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 JS GROUP CORP                                                                               Agenda Number:  700996703
--------------------------------------------------------------------------------------------------------------------------
        Security:  J2855M103
    Meeting Type:  AGM
    Meeting Date:  22-Jun-2006
          Ticker:
            ISIN:  JP3626800001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Approve Payment of Bonuses to Directors and               Mgmt          For                            *
       Corporate Auditors

3      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Approve    Minor Revisions Related to the New
       Commercial Code

4.1    Appoint a Director                                        Mgmt          For                            *

4.2    Appoint a Director                                        Mgmt          For                            *

4.3    Appoint a Director                                        Mgmt          For                            *

4.4    Appoint a Director                                        Mgmt          For                            *

4.5    Appoint a Director                                        Mgmt          For                            *

4.6    Appoint a Director                                        Mgmt          For                            *

4.7    Appoint a Director                                        Mgmt          For                            *

4.8    Appoint a Director                                        Mgmt          For                            *

4.9    Appoint a Director                                        Mgmt          For                            *

4.10   Appoint a Director                                        Mgmt          For                            *

5.1    Appoint a Supplementary Auditor                           Mgmt          For                            *

6      Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 K+S AKTIENGESELLSCHAFT, S AKTIENGESELLSCHAFT                                                Agenda Number:  700900512
--------------------------------------------------------------------------------------------------------------------------
        Security:  D37808108
    Meeting Type:  OGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  DE0007162000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and annual               Non-Voting    No vote
       report for the 2005 FY with the report of the
       Supervisory Board, the Group financial statements
       and Group annual report

2.     Approve the appropriation of the distributable            Mgmt          For                            For
       profit of EUR 74,250,000 as follows: payment
       of a dividend of EUR 1.80 per no-par share,
       ex-dividend and payable date: 11 MAY 2006

3.     Ratify the acts of the Board of Managing Directors        Mgmt          For                            For

4.     Ratify the acts of the Supervisory Board                  Mgmt          For                            For

5.     Appoint Deloitte + Touche GmbH and Hanover as             Mgmt          For                            For
       the Auditors for the FY 2006

6.     Authorize the Board of Managing Directors to              Mgmt          For                            For
       acquire shares of the Company of up to 10%
       of its share capital, at a price differing
       neither more than 5% from the market price
       of the shares if they are acquired through
       the stock exchange, nor more than 10%, if they
       are acquired by way of a repurchase offer,
       on or before 31 OCT 2007 and also to dispose
       of the shares in a manner other than the stock
       exchange or an offer to all the shareholders
       if the shares are sold at a price not materially
       below their market price, or if they are used
       for acquisition purposes and to retire the
       shares

7.     Authorize the Board of Managing Directors, with           Mgmt          For                            For
       consent of the Supervisory Board, to issue
       bearer bonds of up to EUR 1,500,000,000 conferring
       convertible and/or option right for shares
       of the Company on or before 09 MAY 2011; shareholders
       shall be granted subscriptions rights expect
       for the issue of bonds conferring convertible
       and/or option rights for shares of the Company
       of up to 10% of the share capital at a price
       not materially below their theoretical market
       value for residual amounts, for the issue of
       bonds for acquisition purposes in order to
       grant such rights to holders of convertible
       and/or option rights; and the Company's share
       capital shall be increased accordingly by up
       to EUR 54,400,000 through the issue of up to
       20,625,000,000 new no-par shares, in so far
       as convertible and/or option right are exercised
       contingent capital  and amend the Articles
       of Association

8.     Authorize the Board of Managing Directors, with           Mgmt          For                            For
       the consent of the Supervisory Board, to increase
       the share capital by up to EUR 54,400,000 through
       the issue of 20,625,000 new no-par shares against
       contribution in cash or kind on or before 09
       MAY 2011; shareholders subscription right may
       be excluded up to EUR 27,200,000 for residual
       amounts, for a capital increase against contributions
       in cash if the shares are issued at a price
       not materially below their market price and
       for the issue of shares for acquisition purposes
       and amend the Articles of Association

9.     Amend the Articles of Association as follows:             Mgmt          For                            For
       Section 3 regarding announcements of the Company
       being published in the Electronic Federal Gazette;
       Section 14(2) regarding shareholders meeting
       being convened at least 30 days before the
       shareholder deadline for registering to attend
       the meeting; Section 15 regarding shareholders
       intending to attend the shareholders meeting
       being obliged to register at least 7 days before
       the shareholders meeting and to provide upon
       registration a proof of shareholding as per
       the 21st day prior to the meeting date; Section
       16(2) regarding the Chairman of the shareholders
       meeting being authorize to limit the time for
       questions and answers at the shareholders meeting;
       Section 21 regarding the shareholders meeting
       having the power to approve stock dividends




--------------------------------------------------------------------------------------------------------------------------
 KANGWON LAND INC                                                                            Agenda Number:  700902768
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4581L105
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2006
          Ticker:
            ISIN:  KR7035250000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No Action                      *
       ID 283377 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 8th balance sheet, income statement           Mgmt          No Action
       and statement of appropriation of unappropriated
       retained earnings

       PLEASE NOTE THAT ALTHOUGH THERE ARE  4 CANDIDATES         Non-Voting    No Action                      *
       TO BE ELECTED AS DIRECTORS, THERE IS ONLY 1
       VACANCY AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 1 OF THE 4 DIRECTORS.
       THANK YOU.

2.1    Elect Mr. Gwang-Rae Kim as a Representative               Mgmt          No Action
       Director

2.2    Elect Mr. Il-Kwon Sohn as a Representative Director       Mgmt          No Action

2.3    Elect Mr. Jeong-Tae Yom as a Representative               Mgmt          No Action
       Director

2.4    Elect Mr. Ki-Song Cho as a Representative Director        Mgmt          No Action

       PLEASE NOTE THAT ALTHOUGH THERE ARE  3 CANDIDATES         Non-Voting    No Action                      *
       TO BE ELECTED AS DIRECTORS, THERE IS ONLY 1
       VACANCY AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 1 OF THE 3 DIRECTORS.
       THANK YOU.

2.5.1  Elect Mr. Sung-Rak Lee as a Non-Executive Director        Mgmt          No Action

2.5.2  Elect Mr. Hae-Nam Chung as a Non-Executive Director       Mgmt          No Action

2.5.3  Elect Mr. Kyung-Hee Park as a Non-Executive               Mgmt          No Action
       Director

3.     Approve the remuneration limit of the Directors           Mgmt          No Action

4.     Approve the remuneration limit of the Auditors            Mgmt          No Action




--------------------------------------------------------------------------------------------------------------------------
 KDDI CORPORATION                                                                            Agenda Number:  700949134
--------------------------------------------------------------------------------------------------------------------------
        Security:  J31843105
    Meeting Type:  AGM
    Meeting Date:  15-Jun-2006
          Ticker:
            ISIN:  JP3496400007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 4,500, Corporate Officers
       bonuses JPY 82,800,000 (including JPY 12,700,000
       to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Approve              Mgmt          Against                        *
       Minor Revisions Related to the New Commercial
       Code - Allow Disclosure of Shareholder Meeting
       Materials on the Internet, Omission of Board
       of Directors Resolution

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Decision of the Revision of the Compensation      Mgmt          For                            *
       using the Stock Options for the Members of
       the Board

6.     Approve Delegation of Decision-making on Issues           Mgmt          For                            *
       Relating to the Offering of the Equity Warrants
       as Stock Options Issued to Employees, Etc.
       to the Board of Directors




--------------------------------------------------------------------------------------------------------------------------
 KESA ELECTRICALS PLC, LONDON                                                                Agenda Number:  700951177
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5244H100
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  GB0033040113
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       financial statements of the Company for the
       YE 31 JAN 2006 together with the report of
       the Auditors

2.     Re-appoint PricewaterhouseCoopers, the retiring           Mgmt          For                            For
       Auditors, and to authorize the Directors to
       determine their remuneration

3.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 JAN 2006

4.     Declare a final dividend of 9.15 pence per ordinary       Mgmt          For                            For
       share

5.     Re-appoint Mr. Michel Brossard as a Director,             Mgmt          For                            For
       who retires under Article 107 of the Company
       s Articles of Association

6.     Re-appoint Mr. Jean-Neol Labroue as a Director,           Mgmt          For                            For
       who retires under Article 107 of the Company
       s Articles of Association

7.     Re-appoint Mr. Andrew Robb as a Director, who             Mgmt          For                            For
       retires under Article 107 of the Company s
       Articles of Association

8.     Authorize the Directors to adopt the amendments           Mgmt          For                            For
       highlighted on the rules of the deferred annual
       bonus, performance share plan and its related
       French sub plan produced to this meeting and
       which for the purposes of identification have
       been signed by the Chairman

9.     Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority and for the purpose
       of Section 80 of the UK Companies Act 1985
       the Act , to allot relevant securities up
       to an aggregate nominal amount of GBP 44,129,432;
       Authority expires on 23 MAY 2011 but may be
       previously revoked or varied by the Company
       for a further period not exceeding 5 years
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

10.    Authorize the Company, pursuant to Section 347A           Mgmt          For                            For
       of the Companies Act 1985, to make donations
       to European Union political organization and
       to incur EU political expenditure up to an
       aggregate nominal amount of GBP 250,000;  Authority
       expires at the conclusion of next AGM of the
       Company

S.11   Authorize the Directors, in accordance with               Mgmt          For                            For
       the provisions of the Section 95(1) of the
       Companies Act 1985  the Act , to allot equity
       securities for cash pursuant to the general
       authority conferred by Resolution 9, disapplying
       the statutory pre-emption rights  Section 89(1)
       , provided that this power is limited to the
       allotment of equity securities by virtue of
       Section 94(3A) of the Act a) in connection
       with a rights issue, open offer or other offers
       in favor of ordinary shares in the capital
       of the Company b) up to an aggregate nominal
       amount of GBP 6,619,415;  Authority expires
       on 23 MAY 2011 ; and, authorize the Directors
       to allot equity securities after the expiry
       of this authority in pursuance of such an offer
       or agreement made prior to such expiry

S.12   Authorize the Company, in accordance with Section         Mgmt          For                            For
       166 of the Act, to make market purchases  Section
       163(3)of the Companies Act 1985  of up to 52,955,321
       ordinary shares, at a minimum price of GBP
       0.25 and up to 5% of the average middle market
       quotations for such ordinary shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days, the
       price of the last independent trade and the
       highest current independent bid on the London
       Stock Exchange Official List at the time the
       purchase is carried out;  Authority expire
       at the conclusion of the next AGM in 2007 ;
       the Company, before the expiry, may make a
       contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 KIA MOTORS CORP                                                                             Agenda Number:  700875252
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y47601102
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7000270009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 62nd balance sheet, the income statement      Mgmt          For                            For
       and the proposed disposition of retained earning
       for FY 2005

2.     Approve the partial amendment to  Articles of             Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the Member of Auditors  Committee, who              Mgmt          For                            For
       is outside Directors

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KIMCO REALTY CORPORATION                                                                    Agenda Number:  932494862
--------------------------------------------------------------------------------------------------------------------------
        Security:  49446R109
    Meeting Type:  Annual
    Meeting Date:  18-May-2006
          Ticker:  KIM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       M. KIMMEL                                                 Mgmt          For                            For
       M. COOPER                                                 Mgmt          For                            For
       R. DOOLEY                                                 Mgmt          For                            For
       M. FLYNN                                                  Mgmt          For                            For
       J. GRILLS                                                 Mgmt          For                            For
       D. HENRY                                                  Mgmt          For                            For
       F.P. HUGHES                                               Mgmt          For                            For
       F. LOURENSO                                               Mgmt          For                            For
       R. SALTZMAN                                               Mgmt          For                            For

02     TO APPROVE A RECOMMENDATION BY THE EXECUTIVE              Mgmt          Against                        Against
       COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
       THAT THE NUMBER OF SHARES OF THE COMPANY S
       COMMON STOCK, PAR VALUE $0.01 PER SHARE, SUBJECT
       TO OPTION UNDER THE COMPANY S 1998 EQUITY PARTICIPATION
       PLAN BE INCREASED BY 5,000,000.

03     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM.

04     TO CONSIDER AND VOTE ON THE STOCKHOLDER PROPOSAL          Shr           Against                        For
       IF PROPERLY PRESENTED AT THE MEETING.




--------------------------------------------------------------------------------------------------------------------------
 KINDER MORGAN, INC.                                                                         Agenda Number:  932471511
--------------------------------------------------------------------------------------------------------------------------
        Security:  49455P101
    Meeting Type:  Annual
    Meeting Date:  09-May-2006
          Ticker:  KMI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD D. KINDER                                         Mgmt          For                            For
       EDWARD H. AUSTIN, JR.                                     Mgmt          For                            For
       WILLIAM J. HYBL                                           Mgmt          For                            For
       TED A. GARDNER                                            Mgmt          For                            For

02     BOARD PROPOSAL TO AMEND AND RESTATE OUR AMENDED           Mgmt          For                            For
       AND RESTATED 1999 STOCK PLAN.

03     BOARD PROPOSAL TO APPROVE OUR FOREIGN SUBSIDIARY          Mgmt          For                            For
       EMPLOYEES STOCK PURCHASE PLAN.

04     BOARD PROPOSAL TO AMEND OUR EMPLOYEES STOCK               Mgmt          For                            For
       PURCHASE PLAN.

05     BOARD PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERSMgmt          For                            For
       LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2006.




--------------------------------------------------------------------------------------------------------------------------
 KINGFISHER PLC                                                                              Agenda Number:  700945922
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5256E441
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  GB0033195214
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the report of the Directors             Mgmt          For                            For
       including the Corporate Governance report and
       the financial statements  Annual Report  for
       the YE 28 JAN 2006, together with the report
       of the Auditors

2.     Approve the Directors remuneration report for             Mgmt          For                            For
       the YE 28 JAN 2006

3.     Amend the Kingfisher Incentive Share Scheme               Mgmt          For                            For
       2003 to provide rolled-up dividends and to
       remove the facility to grant multiplier awards

4.     Approve the Kingfisher 2006 performance share             Mgmt          For                            For
       Plan

5.     Declare a final dividend of 6.8 pence on the              Mgmt          For                            For
       ordinary shares for payment on 02 JUN 2006

6.     Elect Mr. Peter Jackson as a Director by the              Mgmt          For                            For
       Board since the last AGM

7.     Re-elect Mr. Ian Cheshire as a Director, who              Mgmt          For                            For
       retire in accordance with the Articles of Association
       of the Company

8.     Re-elect Mr. Hartmut Kramer as a Director, who            Mgmt          For                            For
       retire in accordance with the Articles of Association
       of the Company

9.     Re-elect Mr. Duncan Tatton-Brown as a Director,           Mgmt          For                            For
       who retire in accordance with the Articles
       of Association of the Company

10.    Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Company s Auditors and authorize the Directors
       to agree their remuneration

11.    Authorize the Directors, in place of exiting              Mgmt          For                            For
       authorities, to allot relevant securities as
       defined in Section 80 of the Companies Act
       1985  the Act  up to an aggregate nominal value
       of the relevant securities allotted under this
       authority shall not exceed GBP 105,018,288;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 01 DEC 2007
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.12   Authorize the Directors, in place of all existing         Mgmt          For                            For
       powers of the Company and pursuant to Section
       95 of the Act, to allot equity securities as
       defined in  Section 94(2)  to Section 94(3A),
       disapplying the statutory pre-emption rights
       Section 89(1) , provided that this power is
       limited to the allotment of equity securities
       i) in connection with an issue for cash; ii)
       for cash where this authority shall be limited
       in aggregate to the allotment of, or involving
       equity share capital not exceeding 5% of the
       nominal value of the issued share capital of
       the Company as at the date hereof;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 01 DEC 2007 ; and
       the Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.13   Authorize the Company, pursuant to Article 44             Mgmt          For                            For
       of the Company s Articles of Association and
       Section 166 of the Act, to make market purchases
       Section 163(3) of the Act  of up to 235,442,883
       ordinary shares and the minimum price shall
       be the nominal value thereof, in both cases
       exclusive of advance Corporation tax, if any,
       payable to the Company and up to 105% of the
       average middle market quotations for such shares
       derived from the Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 01 DEC 2007 ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE AHOLD NV                                                                        Agenda Number:  700932684
--------------------------------------------------------------------------------------------------------------------------
        Security:  N0139V100
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  NL0000331817
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 11 MAY 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Receive the report of the Corporate Executive             Non-Voting    No vote
       Board for FY 2005

3.     Adopt the 2005 financial statements                       Mgmt          For                            For

4.     Receive the policy on additions to the dividend           Non-Voting    No vote
       and the reserves

5.     Grant discharge to the Members of the Corporate           Mgmt          For                            For
       Executive Board from liability

6.     Grant discharge to the Members of the Supervisory         Mgmt          For                            For
       Board from liability

7.     Appoint Mr. J. Rishton as a Member of the Corporate       Mgmt          For                            For
       Executive Board

8.     Appoint Mrs. J. Sprieser as a Member of the               Mgmt          For                            For
       Supervisory Board

9.     Appoint Deloitte Accountants BV as an External            Mgmt          For                            For
       Auditor for FY 2006

10.    Amend the Remuneration Policy for the Members             Mgmt          For                            For
       of the Corporate Executive Board

11.    Authorize the Corporate Executive Board for               Mgmt          For                            For
       a period of 18 months to issue common shares
       or grant rights to acquire common shares up
       to a maximum of 10 number of issued common
       shares

12.    Authorize the Corporate Executive Board for               Mgmt          For                            For
       a period of 18 months to restrict or exclude
       pre-emptive rights in relation to the issue
       of common shares or the granting of rights
       to acquire common shares

13.    Authorize the Executive Board for a period of             Mgmt          For                            For
       18 months to acquire common shares or depository
       receipts in the Company at a price between
       par value and 110 of the opening price at Euronext

14.    Any other items                                           Non-Voting    No vote

15.    Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE DSM NV                                                                          Agenda Number:  700879490
--------------------------------------------------------------------------------------------------------------------------
        Security:  N5017D114
    Meeting Type:  AGM
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  NL0000009819
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 288492 DUE TO CHANGE IN THE VOTING STATUS
       OF RESOLUTIONS. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS MAY APPLY.           Non-Voting    No vote
       HOWEVER, DEPENDING ON THE SYSTEMS OF THE CUSTODIAN
       BANK(S). IF APPLIED, BLOCKING CONDITIONS WILL
       BE RELAXED AS THEY ARE LIMITED TO THE PERIOD
       BETWEEN VOTE DEADLINE DATE AND ONE DAY FOLLOWING
       REGISTRATION DATE. FINALLY, VOTE INSTRUCTIONS
       RECEIVED AFTER VOTE DEADLINE DATE ARE CONSIDERED
       LATE. LATE VOTES ARE PROCESSED ON A BEST EFFORT
       BASIS. BLOCKING (IF APPLICABLE) IS APPLIED
       TO LATE VOTES BEGINNING ON RECEIPT DATE OF
       VOTE INSTRUCTIONS THROUGH THE DAY FOLLOWING
       REGISTRATION DATE.

       PLEASE NOTE THAT THE ANNUAL REPORT, CHAIRMAN              Non-Voting    No vote
       S LETTER AND OTHER IMPORTANT GENERAL MEETING
       AND COMPANY INFORMATION CAN BE VIEWED BY CLICKING
       THE LINKS DISPLAYED ON THIS PAGE.

1.     Opening                                                   Non-Voting    No vote

2.     The Managing Board will comment on the Report             Non-Voting    No vote
       by the Managing Board in DSM s annual report
       for 2005 (see pp. 6 to 59 of the annual report
       for 2005) It will also explain DSM s approach
       to the implementation of the Dutch corporate
       governance code; After the explanation those
       present at the meeting will be given the opportunity
       to ask questions or make remarks about the
       annual report for 2005 as well as the report
       by the Supervisory Board to the shareholders
       (included in the annual report for 2005 on
       pp. 60 to 63) and the Triple P report for 2005

3.A    The Supervisory Board approved on 8 February              Mgmt          For                            For
       2006 the Financial Statements drawn up by the
       Managing Board. The Financial Statements were
       published on 9 February 2006 and are now submitted
       for adoption by the General Meeting (see Article
       31, section 2, of the Articles of Association)

3.B    With the approval of the Supervisory Board,               Mgmt          For                            For
       the Managing Board is presenting to the General
       Meeting for approval the proposal that the
       dividend per ordinary share to be paid for
       2005 be EUR 1.00 (see Article 32, section 6
       of the Articles of Association); An interim
       dividend of  EUR 0.29 per ordinary share having
       been paid in August 2005, the final dividend
       thus amounts to EUR 0.71 per ordinary share

3.C    It is proposed that the members of the Managing           Mgmt          For                            For
       Board be released from liability in respect
       of their managerial activities (see Article
       31, section 3, of the Articles of Association)

3.D    It is proposed that the members of the Supervisory        Mgmt          For                            For
       Board be released from liability in respect
       of their supervisory role (see Article 31,
       section 3, of the Articles of Association)

4.     The reserve policy is unchanged compared with             Non-Voting    No vote
       last year. The reserve policy is closely linked
       to the dividend policy. Every year the Managing
       Board, with the approval of the Supervisory
       Board, decides what part of the profits is
       to be appropriated to the reserves. The portion
       of the profit then remaining, after deduction
       of the dividend on cumulative preference shares,
       is at the disposal of the General Meeting.
       The dividend that the company pays its shareholders
       depends on business conditions, the company
       s financial performance and other relevant
       factors. DSM aims to provide a stable and preferably
       rising dividend. The dividend is based on a
       percentage of cash flow. Barring unforeseen
       circumstances, this percentage lies within
       a range of 16 to 20% of the net profit excluding
       exceptional items (minus the dividend payable
       to holders of cumulative preference shares)
       plus depreciation and amortization. Since depreciation
       and amortization form a large and stable component
       of cash flow, the dividend, too, is relatively
       stable and predictable

5.A    According to the rotation schedule, Mr C. van             Mgmt          For                            For
       Woudenberg is due to resign. Mr Van Woudenberg
       has put himself up for reappointment. In accordance
       with Article 24, section 2, of the Articles
       of Association, the Supervisory Board nominates
       Mr van Woudenberg for reappointment as a member
       of the Supervisory Board of DSM on the basis
       of his knowledge gained during his career in
       the chemical industry, his international experience
       and his managerial qualities, which he has
       demonstrated during his years as a member of
       DSM s Supervisory Board. Mr Van Woudenberg
       qualifies as an independent member of the Supervisory
       Board within the meaning of the provisions
       of the Dutch corporate governance code. It
       is proposed that the Meeting reappoint Mr van
       Woudenberg as a member of the Supervisory Board
       of DSM in accordance with the nomination of
       the Supervisory Board. Mr Van Woudenberg was
       born in 1948 and is a Dutch citizen. After
       his study of law at Leiden University he worked
       at Akzo Nobel from 1974 to 1989 in various
       positions. From 1989 to July 2005 he worked
       at KLM, most recently as Managing Director
       & Chief Human Resources Officer. In 2005 he
       was appointed Executive Vice President at the
       Air France-KLM Holding, and a member of the
       Executive Committee of Air France. Mr Van Woudenberg
       is a member of the Supervisory Boards of Transavia
       CV, Mercurius Group Wormerveer B.V. and Co
       peratieve Vereniging Verenigde Bloemenveiling
       Aalsmeer B.A., a member of the management committee
       of the Confederation of Netherlands Industry
       and Employers (VNO-NCW), chairman of the Dutch
       employers  association AWVN, and a member of
       the Social and Economic Council (SER). Mr Van
       Woudenberg holds no DSM shares

5.B    Currently the Supervisory Board consists of               Mgmt          For                            For
       seven members. Mr M ller will step down at
       the Annual General Meeting in 2007 as he will
       by then have served the maximum term of 12
       years on the Supervisory Board. The Supervisory
       Board considers it desirable to appoint a new
       Supervisory Board member. In accordance with
       Article 24, section 2, of the Articles of Association,
       the Supervisory Board nominates Mr T. de Swaan
       for appointment as a member of the Supervisory
       Board of DSM because of his managerial experience
       and expertise in the field of finance & economics.
       Mr De Swaan qualifies as an independent member
       of the Supervisory Board within the meaning
       of the provisions of the Dutch corporate governance
       code. It is proposed that the Meeting appoint
       Mr de Swaan as a member of the Supervisory
       Board of DSM with effect from 29 March 2006
       in accordance with the nomination of the Supervisory
       Board. Mr De Swaan was born in 1946 and is
       a Dutch citizen. After completing in 1972 his
       master degree in economics from the University
       of Amsterdam, he joined the Dutch Central Bank
       (De Nederlandsche Bank). He was appointed member
       of the Governing Board of De Nederlandsche
       Bank in 1986, in charge of payment systems,
       IT, human resources, and planning and control.
       In 1992, he assumed responsibility for the
       supervision of credit institutions and mutual
       funds in the Netherlands. In that capacity,
       he served as Chairman of the Joint Forum on
       Financial Conglomerates and the Banking Supervisory
       Committee of the European Monetary Institute.
       In 1997, he was appointed Chairman of the Basel
       Committee on Banking Supervision. In 1999 he
       joined ABN AMRO and was appointed member of
       the Managing Board and Chief Financial Officer.
       Mr De Swaan will retire on 1 May 2006. He has
       agreed to continue his services for ABN AMRO
       after his retirement as an advisor to the Managing
       Board, specifically on the topics of economic
       and financial affairs, and sustainable development.
       In addition Mr De Swaan is a member of the
       Board of Directors of Saudi Hollandi Bank,
       Chairman of the Board of the Netherlands Opera,
       the Muziektheater, non- executive director
       on the Board of Glaxo Smith Kline London, the
       Financial Services Authority, Board member
       of Royal Concertgebouw Orchestra and member
       of the Supervisory Board Hendrick de Keyser.
       Mr De Swaan holds no DSM shares

6.     To fill the vacancy arising from Mr C. Goppelsroeder      Mgmt          For                            For
       s retirement from the Managing Board on 1 April
       2006, in accordance with Article 17, section
       2, of the Articles of Association the Supervisory
       Board nominates Mr N. H. Gerardu as a member
       of the Managing Board. The Supervisory Board
       considers Mr Gerardu a suitable candidate,
       given his international experience, his managerial
       qualities and his knowledge of the life science
       and performance materials industry. In accordance
       with the nomination of the Supervisory Board,
       it is proposed to the General Meeting that
       Mr Gerardu be appointed as a member of the
       Managing Board of DSM with effect from 1 April
       2006 for a period of four years, in accordance
       with the Dutch code on corporate governance.
       Mr Gerardu was born in 1951 and is a Dutch
       citizen. He studied physical technology at
       the Technical University of Eindhoven and earned
       an MBA degree at the University of Diepenbeek
       (Belgium). Mr Gerardu has worked at DSM since
       1975, where he has served in a wide variety
       of management positions in different business
       groups: Industrial Chemicals, Plastics, Plastic
       Products, Fine Chemicals and most recently
       DSM Anti-Infectives, where he has been business
       group director since 2000. Mr Gerardu is a
       member of the Supervisory Board of Polynorm.
       Mr Gerardu holds no DSM shares

7.A    A proposal is submitted to the General Meeting            Mgmt          For                            For
       to extend the period during which the Managing
       Board is authorized to issue shares, which
       includes the granting of rights for the taking
       up of shares as provided for in Article 10
       of the Articles of Association, to a date 18
       months from the date of this General Meeting,
       on the understanding that this authorization
       of the Managing Board - as regards the issue
       of ordinary shares - is limited to a number
       of shares with a face value amounting to 10%
       of the issued capital, and to an additional
       10% of the issued capital if the issue takes
       place within the context of a merger or acquisition,
       and - as regards the issue of preference shares
       - relates to all non-issued preference shares
       of the authorized capital at the level at which
       it now stands or may stand at any future time

7.B    A proposal is submitted to the General Meeting            Mgmt          Against                        Against
       to extend the period during which the Managing
       Board is authorized to limit or exclude the
       preferential right when issuing ordinary shares,
       including the granting of rights for the taking
       up of ordinary shares, as provided for in Article
       11 of the Articles of Association, to a date
       18 months from the date of this General Meeting
       on the understanding that this authorization
       of the Managing Board is limited to a number
       of ordinary shares amounting to 10% of the
       issued capital, and to an additional 10% of
       the issued capital if the issue takes place
       within the context of a merger or acquisition

8.     It is considered appropriate to have flexibility          Mgmt          For                            For
       with regard to the repurchase of own shares
       up to the legally allowed maximum of 10% of
       the issued capital, for example, amongst other
       things, to be able to service share options
       granted to management and personnel. In accordance
       with Article 13 of the Articles of Association,
       the company may acquire its own shares (or
       depositary receipts thereof) by virtue of a
       resolution of the Managing Board, which resolution
       is subject to approval by the Supervisory Board.
       Under Article 98 of Book 2 of the Dutch Civil
       Code, this requires authorization by the General
       Meeting. The duration of such authorization
       is limited by law to a maximum of 18 months.
       It is proposed that the General Meeting authorize
       the Managing Board to repurchase shares, on
       the stock exchange or otherwise, as meant in
       Article 13 of the Articles of Association,
       for a period of 18 months from the date of
       this General Meeting, up to the legally allowed
       maximum of 10% of the issued capital and in
       the case of ordinary shares for a price between
       the par value and the opening price on the
       Euronext Amsterdam Exchanges on the day of
       purchase + 10% and in the case of cumulative
       preference shares A for a price between the
       par value and the computation base referred
       to in Article 32, section 3, of the Articles
       of Association, + 10%

9.     The issuing of shares, for instance in connection         Mgmt          For                            For
       with the exercise of the option rights annually
       granted to DSM s management and personnel,
       may lead to dilution of the share capital.
       To the extent that the financial position allows
       this and the possibilities therefor exist on
       the share market, this disadvantage for holders
       of ordinary shares shall be offset as much
       as possible by the purchasing and possible
       cancellation of shares held by the company
       in its own capital. The authorization to repurchase
       company shares is requested under item 8 of
       the agenda. The Managing Board, with due observance
       of the provisions of Article 14 of the Articles
       of Association and with the approval of the
       Supervisory Board, proposes that the General
       Meeting resolves to educe the issued capital
       by cancellation of shares held by the company
       in its own capital up to a maximum of the number
       that is or will be bought by the company. The
       number of shares to be cancelled under this
       resolution shall be determined by the Managing
       Board and is limited to a maximum of 10% of
       the issued capital as appearing from the Annual
       Accounts for 2005. The amount of the capital
       reduction shall always appear from a resolution
       adopted to this end by the Managing Board,
       which will be filed at the Trade Register.
       In every other respect, the capital reduction
       shall take place with due observance of the
       applicable provisions of the law and the Articles
       of Association

10.    The proposal for the amendment of the Articles            Mgmt          For                            For
       of Association is submitted by the Managing
       Board and has been approved by the Supervisory
       Board. The reason for the amendment of the
       Articles of Association is the intended dematerialisation
       of shares, whereby ordinary shares are converted
       into registered shares that are included in
       the system of the Securities Book-Entry Transfer
       Act  Wet giraal effectenverkeer . It is also
       proposed to include an indemnification clause
       for directors and officers in the Articles
       of Association. The full text of the proposal
       with a separate explanation is annexed to this
       agenda. The proposal for the amendment of the
       Articles of association entails the granting
       of authorization to each member of the Managing
       Board, the company secretary, the director
       Legal Affairs of the company as well as each
       (junior) civil-law notary and notarial employee
       of Allen & Overy LLP, lawyers, civil-law notaries
       and tax advisers in Amsterdam, to request a
       certificate of no objections on the draft deed
       of amendment of the Articles of Association,
       and to have the deed executed. It is proposed
       to amend the Articles of Association in accordance
       with the text of the proposal and the grant
       the authorization described above

11.    Any other business                                        Non-Voting    No vote

12     Closure                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE KPN NV                                                                          Agenda Number:  700897676
--------------------------------------------------------------------------------------------------------------------------
        Security:  N4297B146
    Meeting Type:  AGM
    Meeting Date:  11-Apr-2006
          Ticker:
            ISIN:  NL0000009082
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening and announcements                                 Non-Voting    No vote

2.     The Board of Management will give a presentation          Non-Voting    No vote
       on the performance of the company in 2005.
       Subsequently, the General Meeting of Shareholders
       will be invited to discuss this performance
       that is described more fully in the Annual
       Report and Form 20-F over 2005. Under this
       item the Report by the Supervisory Board may
       also be discussed

3.     The Annual Report and Form 20-F 2005 describes            Non-Voting    No vote
       KPN s compliance with the Dutch Corporate Governance
       Code. The General Meeting of Shareholders is
       invited to discuss the Corporate Governance
       chapter of the Annual Report and Form 20-F
       2005

4.     It is proposed to the General Meeting of Shareholders     Mgmt          For                            For
       to adopt Koninklijke KPN N.V. s financial statements
       for the financial year 2005

5.     Under this agenda item the Board of Management            Non-Voting    No vote
       will give an explanation of the financial,
       dividend and reservation policy of Koninklijke
       KPN N.V. as outlined in the Annual Report and
       Form 20-F over the financial year 2005

6.     On February 6, 2006, the Board of Management,             Mgmt          For                            For
       with approval of the Supervisory Board, has
       allocated an amount of EUR 494 million out
       of the profit to the other reserves. The remaining
       part of the profit over 2005, amounting to
       EUR 943 million, is available for distribution
       as dividend. On August 9, 2005, an interim
       dividend of EUR 0.13 per ordinary share was
       paid to all holders of ordinary shares, amounting
       to a total of EUR 281 million. Therefore, the
       remaining part of the profit over 2005, which
       is available for distribution as final dividend,
       amounts to EUR 662 million. It is proposed
       to the General Meeting of Shareholders to determine
       the total dividend over 2005 at EUR 0.45 per
       ordinary share. After deduction of the interim
       dividend of EUR 0.13 per ordinary share, the
       final dividend will be EUR 0.32 per ordinary
       share. Subject to the provisions of Article
       37 of the Articles of Association, the 2005
       final dividend will become payable as of April
       21, 2006

7.     It is proposed to the General Meeting of Shareholders     Mgmt          For                            For
       to discharge the members of the Board of Management
       from all liability in relation to the exercise
       of their duties in the financial year 2005,
       to the extent that such exercise is apparent
       from the financial statements or has been
       otherwise disclosed to the General Meeting
       of Shareholders prior to the approval of the
       financial statements

8.     It is proposed to the General Meeting of Shareholders     Mgmt          For                            For
       to discharge the members of the Supervisory
       Board from all liability in relation to the
       exercise of their duties in the financial year
       2005, to the extent that such exercise is apparent
       from the financial statements or has been otherwise
       disclosed to the General Meeting of Shareholders
       prior to the approval of the financial statements

9.     On December 6, 2005, the State of the Netherlands         Mgmt          For                            For
       sold part of its shareholding in KPN, reducing
       its participation to below 10%. As it had announced
       on earlier occasions, the State confirmed at
       the same time that it would give up its special
       share in KPN. On December 16, 2005,  KPN purchased
       this special share for its nominal value of
       EUR 0.48. It is proposed to the General Meeting
       of Shareholders to convert the special share
       into two ordinary shares of EUR 0.24 each,
       and to amend the articles of association to
       delete all references to this special share.
       Furthermore, it is proposed to simplify and
       modernize the articles of association in certain
       aspects: In the  object of the company , the
       reference to the exercise of concessions will
       be deleted, as concessions are no longer used.
       Chapter XIV of the articles of association
       contained an  overview of relevant statutory
       requirements. In order to simplify the articles,
       this chapter will be deleted. References to
       this chapter will refer directly to the relevant
       statutory requirement. Certain provisions on
       the approval of items by the Supervisory Board
       will be deleted and incorporated in the by-laws
       of the Supervisory Board, where they can be
       better kept in line with current requirements.
       The admission to the General Meeting of Shareholders
       will be simplifi ed in line with current developments.
       The possible locations for General Meetings
       of Shareholders will be altered into Amsterdam,
       Rotterdam, Utrecht and The Hague. The provisions
       for converting ordinary shares into registered
       shares will be clarified. The full text of
       the proposed amendment, including a more detailed
       explanation thereof, may be obtained on the
       company s website, www.kpn.com. It is also
       available for inspection at the head offi ces
       of the company, Maanplein 55, The Hague, The
       Netherlands, and at the offi ces of ABN AMRO
       Bank, Foppingadreef 22, Amsterdam, The Netherlands
       and is also available free of charge at ABN
       AMRO Service Desk, telephone number +31 76
       5799455

10.    With the approval of the Supervisory Board,               Mgmt          For                            For
       the Board of Management proposes to instruct
       PricewaterhouseCoopers Accountants N.V. to
       audit the financial statements for the financial
       year 2006

11.    On April 15, 2004, the General Meeting of Shareholders    Mgmt          For                            For
       approved the remuneration policy for members
       of the Board of Management. In view of new
       insights and amended legislation, it is proposed
       to the General Meeting of Shareholders to amend
       the remuneration policy in certain aspects.
       The complete remuneration policy has been described
       in the remuneration report, which is part of
       the Annual Report and Form 20-F. It is proposed
       to amend this policy on the following aspects:
       Replacing the current Performance Stock Option
       Plan by a Performance Share Plan. Under this
       plan, members of the Board of Management would
       acquire a right to receive shares after a three-year
       period (i.e. for the first time on April 13,
       2009). The number of shares that will be received
       will depend on KPN s ranking in a peer group
       of 16 telecommunication companies, ranked by
       total shareholder return , as well as on the
       salary of the relevant member of the Board
       of Management and the share price at the date
       of granting the right (i.e. for the fi rst
       time on April 13, 2006). The calculation method
       is equal to that of the Performance Stock Option
       Plan,  and is further explained in the remuneration
       report. The increase of the pension age of
       the current members of the Board of Management
       to 65, with a corresponding change in the build-up
       percentages, as well as a new pension scheme
       for new members of the Board of Management
       appointed after 1 January 2006, which has been
       amended in line with changing legislation regarding
       pensions and pre-pensions

12.    The Supervisory Board announces its intention             Non-Voting    No vote
       to appoint Mr. E. Blok and Mr. S.P. Miller
       as members of the Board of Management, ultimo
       July 1, 2006. Information regarding Mr. Blok
       and Mr. Miller is attached to these notes.
       Mr. Blok was a member of KPN s Board of Management
       between April 15, 2004 and December 23, 2004.
       In connection with the investigation into the
       appropriateness of discounts in the business
       market, Mr. Blok resigned from the Board of
       Management on December 23, 2004. Upon finalization
       of both the independent investigation by the
       Audit Committee and the investigation by OPTA,
       the Supervisory Board is of the opinion that
       Mr. Blok should be reappointed to the Board
       of Management. Mr. Miller has worked for KPN
       since November 1998, starting as managing director
       of Base (then KPN Orange) and later also of
       KPN Mobile The Netherlands. Since May 2005,
       he has been responsible for KPN s international
       mobile activities

13.    Mr. D.I. Jager is due to step down from the               Non-Voting    No vote
       Supervisory Board at the end of this General
       Meeting of Shareholders as he has reached the
       end of his four-year term of office. The vacancy
       arising must be filled in accordance with the
       profile of the Supervisory Board. The candidate
       should in particular have knowledge of commercial
       policy (marketing, branding), as well as of
       terms of employment and remuneration. In order
       to achieve a balanced composition of the Supervisory
       Board, the candidate should also have extensive
       international experience. Mr. Jager has indicated
       his availability for reappointment. The General
       Meeting of Shareholders has the opportunity
       to put forward recommendations for the vacancy

14.    Under the condition precedent that no recommendations     Mgmt          For                            For
       for another person have been made by the General
       Meeting of Shareholders under item 13, the
       Supervisory Board nominates Mr. D.I. Jager
       for reappointment as a member of the Supervisory
       Board. The Board of Management and the Central
       Works Council support the nomination. Mr. Jager
       complies with the requirements of the profile
       of the Supervisory Board and the specific requirements
       as set out under item 13. It is therefore proposed
       to the General Meeting of Shareholders to appoint
       Mr. Jager in accordance with this nomination.
       The details required under article 142 (3)
       of Book 2 of the Dutch Civil Code are attached
       to these notes

15.    At the closure of the Annual General Meeting              Non-Voting    No vote
       of Shareholders in 2007, Mr. M. Bischoff, Mr.
       J.B.M. Streppel and Mr. V. Halberstadt will
       step down since it is the end of their four-year
       terms of office. Shares The General Meeting
       of Shareholders held on April 12, 2005 authorized
       the Board of Management to acquire the company
       s own shares, and extended the designation
       of the Board of Management as the competent
       body authorized to issue shares and to grant
       rights to shares for a period of 18 months
       to October 12, 2006

16.    It is proposed to authorize the Board of Management       Mgmt          For                            For
       to acquire the company s own ordinary shares
       for a period of 18 months until October 12,
       2007. The number of shares to be acquired shall
       be limited by the maximum percentage of shares
       that the company - by law or by virtue of its
       articles of association - may hold in its own
       capital at any moment, taking into account
       the possibility to cancel the acquired shares
       as proposed under agenda item 19. In practice,
       this will mean that the company may acquire
       up to 10% of its own issued shares, cancel
       these shares, and acquire a further 10%. The
       shares may be acquired on the stock exchange
       or through other means at a share price of
       no less than EUR 0.01 and no more than the
       quoted share price plus 10%. The quoted share
       price is defined as the average of the closing
       prices on the official price list of Euronext
       Amsterdam N.V. over the five trading days prior
       to the acquisition date. Resolutions to acquire
       the company s own shares are subject to the
       approval of the Supervisory Board

17.    It is proposed to extend the Board of Management          Mgmt          Against                        Against
       s designation as the competent body authorized
       to issue ordinary shares and grant rights to
       such shares for 18 months until October 11,
       2007. The proposal limits the Board of Management
       s authorization to 10% of the issued share
       capital at the time of issue. Resolutions to
       issue shares or grant rights to shares are
       subject to the approval of the Supervisory
       Board

18.    It is proposed to extend the Board of Management          Mgmt          Against                        Against
       s designation as the competent body authorized
       to issue all un-issued Class B preferred shares,
       which the company may place (or the Foundation
       may request to be placed) with the Foundation
       for the protection of KPN (Stichting Bescherming
       KPN) for a period of 18 months, until October
       11, 2007. The placement of Class B preferred
       shares with the Foundation enables the Board
       of Management and the Supervisory Board to
       determine the position of KPN for example with
       regard to an offer by a third party to obtain
       KPN shares, to review such offer in detail
       and, if deemed necessary, to investigate possible
       alternatives. A General Meeting of Shareholders
       will be held within 4 weeks of the issuance
       to explain the reasons for the issuance. The
       Class B preferred shares would not be outstanding
       longer than strictly necessary for this purpose,
       which the company would reasonably and under
       normal circumstances  expect to be no longer
       than approximately six months. As soon as the
       reason for placement of the Class B preferred
       shares no longer exists, the Board of Management
       will propose to the General Meeting of Shareholders
       to cancel the Class B preferred shares. Resolutions
       to issue Class B preferred shares are subject
       to the approval of the Supervisory Board

19.    The Board of Management proposes, with the approval       Mgmt          For                            For
       of the Supervisory Board, that the General
       Meeting of Shareholders resolves to reduce
       the issued capital through cancellation of
       shares. The number of shares that will be cancelled
       following this resolution, will be determined
       by  the Board of Management. It is restricted
       to a maximum of 10% of the issued capital as
       shown in the annual accounts for the financial
       year 2005. Only shares held by the company
       may be cancelled. Each time the amount of the
       capital reduction will be stated in the resolution
       of the Board of Management that shall be filed
       at the Chamber of Commerce in The Hague. The
       proposal to the General Meeting of Shareholders
       furthermore includes the cancellation of 60,000,000
       shares that KPN currently holds in its own
       capital

20.    Any other business and closure of the meeting             Other         For                            *

       PLEASE NOTE THATIN ACCORDANCE WITH THE ARTICLES           Non-Voting    No vote
       OF ASSOCIATION OF KPN, BLOCKING OF ORDINARY
       SHARES (THE SHARES) SHOULD NOT BE NECESSARY
       AS KPN HAS INTRODUCED A RECORD DATE. HOWEVER,
       IN THE PAST, BANKS AND BROKERS WERE STILL BLOCKING
       SHARES, MAINLY FOR ADMINISTRATIVE PURPOSES.
       CONSULTATION WITH ALL MAJOR DUTCH BANKS AND
       BROKERS RESULTED THAT NON BLOCKING OF SHARES
       ON BEHALF OF (INSTITUTIONAL) INVESTORS WITH
       RESPECT TO ANNUAL GENERAL MEETINGS SHOULD BE
       POSSIBLE, IN PARTICULAR IN VIEW OF THE RECENT
       DUTCH AND EU DEVELOPMENTS ON CORPORATE GOVERNANCE
       AND THE FURTHER PROPOSED AMENDMENTS IN LEGISLATION
       IN THIS RESPECT. YOU ARE THEREFORE REQUESTED
       TO COMMUNICATE THIS NON-BLOCKING PROCESS TO
       YOUR CLIENTS. IF YOUR CLIENTS ARE SUB CUSTODIANS,
       PLEASE REQUEST THEM TO FORWARD THE NON-BLOCKING
       POSSIBILITY TO THEIR OWN CLIENTS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE NUMICO NV                                                                       Agenda Number:  700843988
--------------------------------------------------------------------------------------------------------------------------
        Security:  N56369239
    Meeting Type:  EGM
    Meeting Date:  02-Dec-2005
          Ticker:
            ISIN:  NL0000375616
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 29 NOV 2005. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Opening                                                   Non-Voting    No vote

2.     Approve to take over the Food Division of Ead             Mgmt          For                            For
       Ltd. A/S

3.     Transact any other business                               Other         For                            *

4.     Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KONINKLIJKE NUMICO NV                                                                       Agenda Number:  700928027
--------------------------------------------------------------------------------------------------------------------------
        Security:  N56369239
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  NL0000375616
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 26 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296572 DUE TO CHANGE IN AGENDA. ALL VOTES
       RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED
       AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING
       NOTICE. THANK YOU.

1.     Opening                                                   Non-Voting    No vote

2.     Receive the report of the Supervisory Board               Mgmt          For                            For
       and the Executive Board for the year 2005

3.A    Adopt the financial statement 2005                        Mgmt          For                            For

3.B    Approve the policy on allocation of profit and            Mgmt          For                            For
       on dividend

3.C    Approve the dividend payment for the year 2005            Mgmt          For                            For

3.D    Grant discharge to the Executive Board                    Mgmt          For                            For

3.E    Grant discharge to the Supervisory Board                  Mgmt          For                            For

4.     Appoint PricewaterhouseCoopers Accountants N.V.           Mgmt          For                            For
       as the Auditors, in compliance with Article
       28 Clause 1 of the Company s Articles of Association

5.     Appoint Mr. Mark Wilson as a Member to the Executive      Mgmt          For                            For
       Board for a term of 4 years

6.A    Appoint Ms. Margaret Young as a Member to the             Mgmt          For                            For
       Supervisory Board for a term of 4 years

6.B    Appoint Ms. Ofra Strauss as a Member to the               Mgmt          For                            For
       Supervisory Board for a term of 4 years

7.     Re-appoint Mr. Rob Zwartendijk as a Member to             Mgmt          For                            For
       the Supervisory Board for a term of 4 years

8.     Approve the Corporate Governance                          Mgmt          For                            For

9.A    Authorize the Executive Board to issue shares,            Mgmt          For                            For
       under the approval of the Supervisory Board,
       to a maximum of 10% and an additional 10% of
       the issued share capital;  Authority expires
       at the end of 18 months

9.B    Authorize the Executive Board under the approval          Mgmt          Against                        Against
       of the Supervisory Board to exclude pre-emptive
       rights

10.    Authorize the Executive Board to buy back its             Mgmt          For                            For
       own shares on stock exchange  Article 10 of
       the Article of the Association , under approval
       of the Supervisory Board;  Authority expires
       at the end of 18 months

11.    Any other business                                        Other         For                            *

12.    Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 KOOKMIN BANK                                                                                Agenda Number:  700874628
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y4822W100
    Meeting Type:  AGM
    Meeting Date:  24-Mar-2006
          Ticker:
            ISIN:  KR7060000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Approve the partial amendments to Articles of             Mgmt          For                            For
       Incorporation

3.     Elect the Directors                                       Mgmt          For                            For

4.     Elect the nominees for Member of Auditors  Committee      Mgmt          For                            For
       who are outside Directors

5.     Approve the allowance of stock option                     Mgmt          For                            For

6.     Approve the stock option                                  Mgmt          Abstain                        Against




--------------------------------------------------------------------------------------------------------------------------
 KOREA ELEC PWR CORP                                                                         Agenda Number:  700881279
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y48406105
    Meeting Type:  AGM
    Meeting Date:  17-Mar-2006
          Ticker:
            ISIN:  KR7015760002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 45th balance sheet, income statement          Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings




--------------------------------------------------------------------------------------------------------------------------
 KT CORP                                                                                     Agenda Number:  700879527
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       288785 DUE TO INCREASE IN NUMBER OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the balance sheet, the income statement           Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

       PLEASE NOTE THAT FOR THE BELOW RESOLUTION REGARDING       Non-Voting    No vote
       ELECTION OF DIRECTORS, YOU MAY VOTE THE SHARE
       AMOUNT CALCULATED BY MULTIPLYING YOUR RESPECTIVE
       SHARE POSITION BY THE NUMBER OF DIRECTORS THAT
       WILL BE ELECTED TO THE BOARD, WHICH IS 2 IN
       THIS CASE. PLEASE NOTE THAT STANDING INSTRUCTIONS
       HAVE BEEN REMOVED FOR THIS MEETING. THANK YOU.

3.1    Elect Mr. Kim, Do Hwan as as a Member of the              Mgmt          For                            For
       Audit Committee

3.2    Elect Mr. Yoon, Jong Kyoo as as a Member of               Mgmt          Abstain                        Against
       the Audit Committee

3.3    Elect Mr. Song, Duck Yong as as a Member of               Mgmt          For                            For
       the Audit Committee

4.1    Elect Mr. Yoon, Jong Lok as a Director                    Mgmt          For                            For

4.2    Elect Mr. Suh, Jeong Soo as a Director                    Mgmt          For                            For

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For
       at 3.5 billions




--------------------------------------------------------------------------------------------------------------------------
 KT CORP MEDIUM TERM NTS BOOK  ENTRY REG S                                                   Agenda Number:  700778509
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y49915104
    Meeting Type:  EGM
    Meeting Date:  19-Aug-2005
          Ticker:
            ISIN:  KR7030200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect the Chief Executive Officer                         Mgmt          For                            For

2.     Amend the Articles of Incorporation                       Mgmt          For                            For

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the Management Contract                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KT CORP MEDIUM TERM NTS BOOK  ENTRY REG S                                                   Agenda Number:  700784564
--------------------------------------------------------------------------------------------------------------------------
        Security:  48268K101
    Meeting Type:  EGM
    Meeting Date:  19-Aug-2005
          Ticker:
            ISIN:  US48268K1016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Elect Mr. Joong Soo Nam as the CEO of the Company         Mgmt          For                            For

2.     Amend the Article of Incorporation; additional            Mgmt          For                            For
       business objectives; electric installation

3.     Elect Mr. Kook Hyun Moon as an Outside Director           Mgmt          For                            For

4.     Approve the Management contract                           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  932384326
--------------------------------------------------------------------------------------------------------------------------
        Security:  48268K101
    Meeting Type:  Special
    Meeting Date:  19-Aug-2005
          Ticker:  KTC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ELECTION OF MR. JOONG SOO NAM AS PRESIDENT,               Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

02     AMENDMENT OF ARTICLES OF INCORPORATION, AS SET            Mgmt          For                            For
       FORTH IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.

03     ELECTION OF MR. KOOK HYUN MOON AS DIRECTOR,               Mgmt          For                            For
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

04     APPROVAL OF MANAGEMENT CONTRACT, AS SET FORTH             Mgmt          For                            For
       IN THE COMPANY S NOTICE OF MEETING ENCLOSED
       HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 KT CORPORATION                                                                              Agenda Number:  700888057
--------------------------------------------------------------------------------------------------------------------------
        Security:  48268K101
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  US48268K1016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of retained
       earnings for the 24th FY as prescribed

2.     Amend the Articles of Incorporation as prescribed         Mgmt          For                            For

       PLEASE NOTE THAT THE COMPANY HAS INFORMED THE             Non-Voting    No vote
       DEPOSITARY THAT ARTICLE 191-17 OF THE KOREAN
       SECURITIES EXCHANGE ACT STIPULATES THAT A 3%
       LIMIT BE APPLIED WHEN EXERCISING VOTING RIGHTS
       WITH RESPECT TO AGENDA ITEM NO. 3, ELECTION
       OF MEMBERS OF AUDIT COMMITTEE. PLEASE NOTE
       THAT THE PERSONS WHO OWN MORE THAN 3% OF THE
       COMPANY S SHARES WITH VOTING RIGHTS (EQUIVALENT
       TO 6,391,601 SHARES OR 12,783,202 ADSS) ARE
       NOT ENTITLED TO ANY VOTING RIGHTS EXCEEDING
       THE 3% LIMIT. BY GIVING VOTING INSTRUCTIONS
       IN RESPECT OF AGENDA NO. 3 YOU ARE CERTIFYING
       TO THE COMPANY AND TO THE DEPOSITARY THAT YOU
       DO NOT OWN MORE THAN 3% OF THE COMPANIES SHARES
       WITH VOTING RIGHTS (DIRECTLY OR IN THE FORM
       OF ADSS). THANK YOU.

       PLEASE NOTE THAT ALTHOUGH THERE ARE  3 CANDIDATES         Non-Voting    No vote
       TO BE ELECTED AS DIRECTORS, THERE ARE ONLY
       2 VACANCIES AVAILABLE TO BE FILLED AT THE MEETING.
       THE STANDING INSTRUCTIONS FOR THIS MEETING
       WILL BE DISABLED AND, IF YOU CHOOSE, YOU ARE
       REQUIRED TO VOTE FOR ONLY 2 OF THE 3 DIRECTORS.
       THANK YOU.

3.1    Elect Mr. Kim, Do Hwan as the Member of Audit             Mgmt          For                            For
       Committee

3.2    Elect Mr. Yoon, Jong  Kyoo as the Member of               Mgmt          No vote
       Audit Committee

3.3    Elect Mr. Song, Duck Yong as the Member of Audit          Mgmt          For                            For
       Committee

4.     Elect the Directors                                       Mgmt          For                            For

5.     Approve the remuneration limit of the Directors           Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 KYODEN CO LTD, NAGANO PREFECTURE                                                            Agenda Number:  701015489
--------------------------------------------------------------------------------------------------------------------------
        Security:  J3748G105
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3250200007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Allow Use  of Electronic Systems for Public
       Notifications, Appoint Independent Auditors,
       Approve Minor Revisions Related to the New
       Commercial Code, Expand Business   Lines, Reduce
       Term of Office of Directors

3      Approve Final Payment Associated with Abolition           Other         Abstain                        *
       of Retirement Benefit System  for Directors
       and Auditors




--------------------------------------------------------------------------------------------------------------------------
 L'AIR LIQUIDE, PARIS                                                                        Agenda Number:  700896597
--------------------------------------------------------------------------------------------------------------------------
        Security:  F01764103
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  FR0000120073
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       REGISTERED SHARES: 1 TO 5 DAYS PRIOR TO THE               Non-Voting    No vote
       MEETING DATE, DEPENDS ON COMPANY S BY-LAWS.
       BEARER SHARES: 6 DAYS PRIOR TO THE MEETING
       DATE. FRENCH RESIDENT SHAREOWNERS MUST COMPLETE,
       SIGN AND FORWARD THE PROXY CARD DIRECTLY TO
       THE SUB CUSTODIAN. PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN THE NECESSARY
       CARD, ACCOUNT DETAILS AND DIRECTIONS. THE FOLLOWING
       APPLIES TO NON-RESIDENT SHAREOWNERS: PROXY
       CARDS: ADP WILL FORWARD VOTING INSTRUCTIONS
       TO THE GLOBAL CUSTODIANS THAT HAVE BECOME REGISTERED
       INTERMEDIARIES, ON ADP VOTE DEADLINE DATE.
       IN CAPACITY AS REGISTERED INTERMEDIARY, THE
       GLOBAL CUSTODIAN WILL SIGN THE PROXY CARD AND
       FORWARD TO THE LOCAL CUSTODIAN. IF YOU ARE
       UNSURE WHETHER YOUR GLOBAL CUSTODIAN ACTS AS
       REGISTERED INTERMEDIARY, PLEASE CONTACT ADP.
       TRADES/VOTE INSTRUCTIONS: SINCE FRANCE MAINTAINS
       A VERIFICATION PERIOD, FOR VOTE INSTRUCTIONS
       SUBMITTED THAT HAVE A TRADE TRANSACTED (SELL)
       FOR EITHER THE FULL SECURITY POSITION OR A
       PARTIAL AMOUNT AFTER THE VOTE INSTRUCTION HAS
       BEEN SUBMITTED TO ADP AND THE GLOBAL CUSTODIAN
       ADVISES ADP OF THE POSITION CHANGE VIA THE
       ACCOUNT POSITION COLLECTION PROCESS, ADP HAS
       A PROCESS IN EFFECT WHICH WILL ADVISE THE GLOBAL
       CUSTODIAN OF THE NEW ACCOUNT POSITION AVAILABLE
       FOR VOTING. THIS WILL ENSURE THAT THE LOCAL
       CUSTODIAN IS INSTRUCTED TO AMEND THE VOTE INSTRUCTION
       AND RELEASE THE SHARES FOR SETTLEMENT OF THE
       SALE TRANSACTION. THIS PROCEDURE PERTAINS TO
       SALE TRANSACTIONS WITH A SETTLEMENT DATE PRIOR
       TO MEETING DATE + 1

       PLEASE NOTE THAT THIS IS A MIX MEETING.THANK              Non-Voting    No vote
       YOU

O.1    Receive the reports of the Executive Committee,           Mgmt          For                            For
       the Supervisory Board and its Chairman and
       of the Auditors and approve the Company s financial
       statements and the balance sheet for the YE
       31 DEC 2005, as presented and showing net income
       of EUR 597,078,673.00

O.2    Receive the reports of the Executive Committee,           Mgmt          For                            For
       the Supervisory Board and of its Chairman and
       of the Statutory Auditors and approve the consolidated
       financial statements for the said FY, in the
       form presented to the meeting

O.3    Approves the recommendations of the Executive             Mgmt          For                            For
       Committee and the appropriation of the income
       for the FY, the shareholders will receive a
       net dividend of EUR 3.85 per share, and will
       entitle natural persons to the 40% allowance,
       this dividend will be paid on 16 MAY 2006,
       as required by law

O.4    Authorize the Executive Committee, subject to             Mgmt          For                            For
       the previous authorization of the Supervisory
       Board, or the Board of Directors, subject to
       the adoption of the Resolution No.13, to trade
       in the Company s shares on the stock market,
       subject to the conditions described below:
       maximum purchase price: EUR 250.00, maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 10,904,762 shares, maximum
       funds invested in the share buy backs: EUR
       2,726,190,500.00,  Authority expires at end
       of 18 months ; it supersedes the fraction unused
       of the authorization granted by the shareholders
       meeting of 11 MAY 2005; and also to take all
       necessary measures and accomplish all necessary
       formalities

O.5    Approve to renew the appointment of Mrs. Beatrice         Mgmt          For                            For
       Majnoni D intignano as a Member of the Supervisory
       Board or, under suspensive condition of the
       adoption of Resolution Number 13, as a Director
       for a 4-year period

O.6    Appoint Mr. Paul Skinner as a Member of the               Mgmt          For                            For
       Supervisory Board or, under suspensive condition
       of the adoption of Resolution Number 13, as
       director for a 4-year period

O.7    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements Governed by Article L.225-86 of
       the French Commercial Code, and said report
       and the agreements referred to therein and
       notes that there was no new agreement Governed
       by said Article during the last FY

E.8    Authorize the Executive Committee or, subject             Mgmt          For                            For
       to the adoption of the Resolution Number 13,
       the Board of Directors, to reduce the share
       capital, on one or more occasions and at its
       sole discretion, by cancelling all or part
       of the shares held by the Company, in connection
       with the authorization voted by the present
       shareholders  ordinary meeting in its Resolution
       Number 14 and the ones purchased in connection
       with the authorization voted by the shareholders
       ordinary meeting of 11 MAY 2005, up to a maximum
       of 10% of the share capital over a 24-month
       period;  Authority expires at the end of 24-months
       ; it supersedes the authorization granted by
       the shareholders  meeting of 11 MAY 2005 in
       its Resolution Number 10; and also to take
       all necessary measures and accomplish all necessary
       formalities, to charge the difference between
       the book value of the cancelled shares and
       their nominal amount against all the reserves
       and the premiums

E.9    Authorize the Executive Committee, subject to             Mgmt          For                            For
       the previous authorization of the Supervisory
       Board or, subject to the adoption of Resolution
       Number 13, to the Board of Directors, to increase
       on one or more occasions, in France, the share
       capital to a maximum nominal amount of EUR
       250,000,000.00, by issuance, with the shareholders
       preferred subscription rights maintained,
       of ordinary shares of the Company;  Authority
       expires at the end of 26 months ; this delegation
       of powers supersedes any and all earlier delegations
       to the same effect and also to take all necessary
       measures and accomplish all necessary formalities,
       to charge the share issuance costs against
       the related premiums and deduct from the premiums
       the amounts necessary to raise the legal reserve
       to one-tenth of the new capital after each
       increase

E.10   Authorize the Executive Committee, subject to             Mgmt          For                            For
       the previous authorization of the Supervisory
       Board or, subject to the adoption of the Resolution
       Number 13 , to the Board of Directors to increase
       the share capital, in one or more occasions,
       to a maximum nominal amount of EUR 250,000,000.00,
       this ceiling being different and autonomous
       of the one mentioned in Resolution Number 9,
       by way of capitalizing reserves, profits, premiums
       or other means, provided that such capitalization
       is allowed by law and under the by-laws, by
       issuing bonus shares or raising the par value
       of existing shares;  Authority expires at the
       end of 26 months ; this delegation of powers
       supersedes any and all earlier delegation s
       to the same effect; and also to take all necessary
       measures and accomplish all necessary formalities;
       to charge the share issuance costs against
       the related premiums and deduct from the premiums
       the amounts necessary to raise the legal reserve
       to one-tenth of the new capital after each
       increase

E.11   Authorize the Executive Committee, subject to             Mgmt          For                            For
       the previous authorization of the Supervisory
       Board or, subject to the adoption of the Resolution
       Number 13 , to the Board of Directors to increase
       the share capital, in one or more occasions,
       at its sole discretion, in favour of the members,
       in France or abroad, of a Company or a Group
       savings plan, by way of issuing, in France,
       ordinary shares of the Company;  Authority
       expires at the end of 26 months ; and for an
       amount that shall not exceed EUR 200,000,000.00;
       this delegation of powers supersedes any and
       all earlier delegations to the same effect;
       and also to take all necessary measures and
       accomplish all necessary formalities; to charge
       the share issuance costs against the related
       premiums and deduct from the premiums the amounts
       necessary to raise the legal reserve to one-tenth
       of the new capital after each increase; this
       delegation supersedes, authorize the Executive
       Committee by the shareholders  extraordinary
       meeting of 12 MAY 2004 in its Resolution Number
       17 for the unused part of the authorization

E.12   Approve the Executive Committee report, to replace        Mgmt          For                            For
       the indents 4, 5 and 6 of Article Number 15
       of the Bylaws, which subject to the adoption
       of Resolution Number 13 will become the indents
       2 and 3 of the Article 9 of the new Bylaws

E.13   Approve that the Company will be ruled by Board           Mgmt          For                            For
       of Directors; it approves the text of new Bylaws
       and notes that the authorizations to granted
       to the Executive Committee or granted to the
       Board of Directors

O.14   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Benoit Potier as a
       Director, for a 4-year period

O.15   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Alain Joly as a Director,
       until the shareholders  ordinary meeting to
       be called in 2009 to approve the 2008 financial
       statements

O.16   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Edouard De Royere
       as a Director, until the shareholders  ordinary
       meeting to be called in 2008 to approve the
       2007 financial statements

O.17   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Sir. Lindsay Owen-Jones
       as a Director, until the shareholders  ordinary
       meeting to be called in 2009 to approve the
       2008 financial statements

O.18   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Thierry Desmarest
       as a Director, until the shareholders  ordinary
       meeting to be called in 2009 to approve the
       2008 financial statements

O.19   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Gerard De La Martiniere
       as a Director, until the shareholders  ordinary
       meeting to be called in 2007 to approve the
       2006 financial statements

O.20   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Cornelis Van Lede
       as a Director, until the shareholders  ordinary
       meeting to be called in 2007 to approve the
       2006 financial statements

O.21   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Rolf Krebs as a Director,
       until the shareholders  ordinary meeting to
       be called in 2008 to approve the 2007 financial
       statements

O.22   Appoint, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, Mr. Thierry Peugeot as
       a Director, until the shareholders  ordinary
       meeting to be called in 2009 to approve the
       2008 financial statements

O.23   Approve, under suspensive condition of the adoption       Mgmt          For                            For
       of Resolution No.13, to award total annual
       fees of EUR 550,000.00 to the Board of Directors
       Members

O.24   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or an extract of the minutes of this
       meeting to carry out all filings, publications
       and other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 L'OREAL S.A., PARIS                                                                         Agenda Number:  700903099
--------------------------------------------------------------------------------------------------------------------------
        Security:  F58149133
    Meeting Type:  AGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  FR0000120321
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Verification Period:  Registered Shares: 1 to             Non-Voting    No vote
       5 days prior to the meeting date, depends on
       company s by-laws.  Bearer Shares: 6 days prior
       to the meeting date.    French Resident Shareowners
       must complete, sign and forward the Proxy Card
       directly to the sub custodian.  Please contact
       your Client Service Representative to obtain
       the necessary card, account details and directions.
       The following applies to Non-Resident
       Shareowners:      Proxy Cards:  ADP will forward
       voting instructions to the Global Custodians
       that have become Registered Intermediaries,
       on ADP Vote Deadline Date.  In capacity as
       Registered Intermediary, the Global Custodian
       will sign the Proxy Card and forward to the
       local custodian. If you are unsure whether
       your Global Custodian acts as Registered Intermediary,
       please contact ADP.    Trades/Vote Instructions:
       Since France maintains a Verification Period,
       for vote instructions submitted that have a
       trade transacted (sell) for either the full
       security position or a partial amount after
       the vote instruction has been submitted to
       ADP and the Global Custodian advises ADP of
       the position change via the account position
       collection process, ADP has a process in effect
       which will advise the Global Custodian of the
       new account position available for voting.
       This will ensure that the local custodian is
       instructed to amend the vote instruction and
       release the shares for settlement of the sale
       transaction.  This procedure pertains to sale
       transactions with a settlement date prior to
       Meeting Date + 1

       PLEASE NOTE THAT THIS A MIX MEETING. THANK YOU.           Non-Voting    No vote

O.1    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Auditors and approve the Company s
       financial statements and the balance sheet
       for the 2005 FY, presenting net earnings of
       EUR 1,589,592,354.89 against EUR 1,230,100,216.83
       for the 2004 FY

O.2    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY, in the form presented to the meeting

O.3    Approve to recommend the Board of Directors               Mgmt          For                            For
       and resolve the income for the FY of EUR 1,589,592,354.89
       be appropriated as follows: no allocation to
       the legal reserve as it already represents
       on tenth of the share capital first dividend:
       EUR 6,587,696.60 a super dividend of EUR 652,181,963.40
       will be distributed to the shareholders the
       balance of EUR 930,822,694.89 will be allocated
       to the other reserves account and the shareholders
       will receive a net dividend of EUR 1.00 per
       share, and will entitle to the 40% allowance
       provided by the French Tax Code, this dividend
       will be paid on 10 MAY 2006 as required by
       law, it is reminded that, for the last 3 FYs,
       the dividends paid, were as follows: EUR 0.64
       for FY 2002; EUR 0.73 for FY 2003; EUR 0.82
       for FY 2004

O.4    Approve, pursuant to Article 39 of the amended            Mgmt          For                            For
       Finance Law for 2004, to transfer the amount
       of EUR 890,417,190.00 posted to the special
       reserve of long-term capital gains to the other
       reserves account and to withdraw the 2.5% extraordinary
       tax on the amount transferred to the other
       reserves account

O.5    Approve on hearing the special report of the              Mgmt          For                            For
       Auditors on agreements governed by Article
       L.225-38 of the French Commercial Code, takes
       note that there is no agreement to be submitted
       to approval.

O.6    Appoint Sir Lindsay Owen-Jones as a Director              Mgmt          For                            For
       for a 4-year period.

O.7    Appoint Mr. Francisco Castaner Basco as a Director        Mgmt          For                            For
       for a 4-year period.

o.8    Appoint Mr. Xavier Fontanet as a Director for             Mgmt          For                            For
       a 4-year period

O.9    Approve to renew the appointment of Mr. Marc              Mgmt          For                            For
       Ladreit de Lacharriere as a Director for a
       4-year period

O.10   Approve to renew the appointment of Mr. Franck            Mgmt          For                            For
       Riboud as a Director for a 4-year period

O.11   Appoint Mr. Mr. Jean-Paul Agon as a Director              Mgmt          For                            For
       for a 4-year period

O.12   Authorize the Board of Directors trade in the             Mgmt          For                            For
       Company s shares on the stock market or in
       another way, subject to the conditions described
       below: maximum purchase price: EUR 95.00; maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 65,876,966 shares; maximum
       funds invested in the share buybacks: EUR 6,300,000,000.00;
       Authority expires at the end of 18-month period
       ; and to take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       on completion of 18 months  and authorize the
       Directors to take all necessary measures and
       accomplish all necessary formalities

E.13   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, in favour of employees
       or Corporate Officers of the Company and related
       Companies, options giving the right to subscribe
       for new shares in the Company, and-or to purchase
       existing shares and the options shall not give
       rights to a total number of shares, which shall
       exceed 12,000,000;  Authority expires at the
       end of  26-month period ; and authorize the
       Directors to take all necessary measures and
       accomplish all necessary formalities this delegation
       of powers supersedes any and all earlier delegations
       to the same effect

E.14   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on 1 or more occasions,
       at its sole discretion, in favour of employees
       (or former employees) of the Company or related
       Companies who are Members of a Company savings
       plan and for an amount that shall not exceed
       1% of the share capital, i.e. a maximal nominal
       amount of EUR 1,317,539.00, by way of issuing
       6,587,696 new shares;  Authority expires at
       the end of 26-month period ; and to take all
       necessary measures and accomplish all necessary
       formalities

E.15   Grant authority to the Board of Directors to              Mgmt          For                            For
       reduce the share capital, on 1 or more occasions,
       by cancelling up to a maximum of 1,800,000
       shares purchased by the Company, in accordance
       with Article L. 225-208 of the French Commercial
       Code;   Authority expires at the end of  26-month
       period ; and to take all necessary measures
       and accomplish all necessary formalities

E.16   Amend the Article 9 of the By-Laws in order               Mgmt          For                            For
       to allow the holding of the Board of Directors
       meetings through means of communication

E.17   Grant authority to the Bearer of an original,             Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 LAS VEGAS SANDS CORP.                                                                       Agenda Number:  932523930
--------------------------------------------------------------------------------------------------------------------------
        Security:  517834107
    Meeting Type:  Annual
    Meeting Date:  07-Jun-2006
          Ticker:  LVS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM P. WEIDNER                                        Mgmt          For                            For
       MICHAEL A. LEVEN                                          Mgmt          For                            For

02     TO CONSIDER AND ACT UPON THE RATIFICATION OF              Mgmt          For                            For
       THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.




--------------------------------------------------------------------------------------------------------------------------
 LAWSON INC, OSAKA                                                                           Agenda Number:  700967308
--------------------------------------------------------------------------------------------------------------------------
        Security:  J3871L103
    Meeting Type:  AGM
    Meeting Date:  26-May-2006
          Ticker:
            ISIN:  JP3982100004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          No Action                      *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          No Action                      *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Allow Use  of Electronic Systems for Public
       Notifications, Allow Use of Treasury Shares
       for Odd-Lot Purchases, Approve Minor Revisions
       Related to the New Commercial  Code, Expand
       Business Lines

3.1    Appoint a Director                                        Mgmt          No Action                      *

3.2    Appoint a Director                                        Mgmt          No Action                      *

3.3    Appoint a Director                                        Mgmt          No Action                      *

3.4    Appoint a Director                                        Mgmt          No Action                      *

3.5    Appoint a Director                                        Mgmt          No Action                      *

3.6    Appoint a Director                                        Mgmt          No Action                      *

3.7    Appoint a Director                                        Mgmt          No Action                      *

3.8    Appoint a Director                                        Mgmt          No Action                      *

3.9    Appoint a Director                                        Mgmt          No Action                      *

4.1    Appoint a Corporate Auditor                               Mgmt          No Action                      *

5      Approve Executive Stock Option Plan                       Mgmt          No vote

6      Approve Provision of Retirement Allowance for             Mgmt          No vote
       Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 LEGRAND S A                                                                                 Agenda Number:  700975076
--------------------------------------------------------------------------------------------------------------------------
        Security:  F56196185
    Meeting Type:  MIX
    Meeting Date:  07-Jun-2006
          Ticker:
            ISIN:  FR0010307819
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.               Non-Voting    No vote

1.     Receive the Board of Directors report and approve         Mgmt          For                            For
       the extraordinary distribution of EUR 0.41
       per share for each of the 269,693,376 shares
       comprising the Companys share capital, i.e.
       an amount of EUR 110,574,284.16  this sum will
       be withheld from the retained earnings account
       and in the event that the Company holds some
       of its own shares on such date, the amount
       of the unpaid dividend on such shares shall
       be allocated to the retained earnings account
       and the extraordinary distribution payable
       on 08 JUN 2006 will entitle to the 40% allowance
       provided by the French Tax Code

2.     Grant full powers to the bearer of an original,           Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by Law




--------------------------------------------------------------------------------------------------------------------------
 LG CHEM LTD NEW                                                                             Agenda Number:  700878830
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y52758102
    Meeting Type:  AGM
    Meeting Date:  09-Mar-2006
          Ticker:
            ISIN:  KR7051910008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the 5th financial statement  balance              Mgmt          For                            For
       sheet, income statement, statement of retained
       earnings , expected dividend on common ordinary
       shares: KRW 1,250; expected dividend on preferred
       shares: KRW 1,300 per share

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation  addition to the business
       purposes

3.     Elect the Directors                                       Mgmt          For                            For

4.     Approve the remuneration and bonus limit for              Mgmt          For                            For
       the Directors




--------------------------------------------------------------------------------------------------------------------------
 LG ELECTRONICS INC                                                                          Agenda Number:  700877852
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5275H177
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7066570003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       retained earnings - expected cash dividend:
       KRW 1,250 per 1 ordinary share, KRW 1,300
       per 1 preference share

2.     Elect the Directors                                       Mgmt          For                            For

3.     Elect the Members of the Auditors  Committee              Mgmt          For                            For

4.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LI & FUNG LTD                                                                               Agenda Number:  700947825
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5485F144
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  BMG5485F1445
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited consolidated accounts       Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend of 35.5 HK cents per             Mgmt          For                            For
       share in respect of the YE 31 DEC 2005

3.a    Re-elect Mr. Henny Chan as a Director                     Mgmt          For                            For

3.b    Re-elect Mr. Danny Lau Sai Wing as a Director             Mgmt          For                            For

3.c    Re-elect Professor Franklin Warren McFarlan               Mgmt          For                            For
       as a Director

4.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Board of Directors to fix
       their remuneration

5.     Approve to increase the authorized share capital          Mgmt          For                            For
       of the Company from HKD 80,000,000 to HKD 100,000,000
       by creating an additional 800,000,000 new shares
       of HKD 0.025 each in the capital of the Company

6.     Approve that, conditional upon the passing of             Mgmt          For                            For
       Resolution 5 in respect of the increase of
       the authorized capital of the Company and the
       Listing Committee of The Stock Exchange of
       Hong Kong Limited  the Stock Exchange  granting
       or agreeing to grant listing of and permission
       to deal in the new shares of HKD 0.025 each
       in the capital of the Company  the Shares
       to be issued and if necessary, the Bermuda
       Monetary Authority granting its approval to
       the issue of the new shares, pursuant to this
       resolution: a) the amount standing to the credit
       of the share premium account of the Company
       as would be required to be applied in paying
       up in full at par new shares, such shares,
       credited as fully paid, to be allotted and
       distributed among the Members of the Company
       as specified in the proportion of 1 new share
       the Bonus Share  for every existing 10 shares
       then held, be capitalized and applied in such
       manner and authorize the Board of Directors
       to allot and issue such Bonus Shares; b) no
       fractional Bonus Shares shall be allotted to
       the Members of the Company and fractional entitlements
       will be aggregated and sold for the benefit
       of the Company; c) the Bonus Shares to be issued
       shall rank pari passu in all respects with
       the existing issued shares as at the date of
       issuing such Bonus Shares except that they
       will not rank for the bonus issue of shares
       mentioned in this resolution or for the final
       dividend for the YE 31 DEC 2005; and d) authorize
       the Directors to do all acts and things as
       may be necessary and expedient in connection
       with the issue of Bonus Shares as specified
       in this resolution

7.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       shares of the Company during the relevant period,
       not exceeding 10% of the aggregate nominal
       amount of the issued share capital of the Company
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognized for
       this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on Share Repurchases;  Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       required by the Companies Act 1981 of Bermuda
       as amended  to be held

8.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and to make or grant
       offers, agreements and options during and after
       the relevant period, not exceeding the aggregate
       of (aa) 20% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of passing this resolution; plus
       (bb) the nominal amount of share capital repurchased
       after passing of this resolution  up to 10%
       of the aggregate nominal amount of the issued
       share capital , otherwise than pursuant to
       i) a rights issue; or ii) any share option
       scheme or similar arrangement; or iii) any
       scrip dividend or similar arrangement;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM  of the Company is required
       by the Companies Act 1981 of Bermuda  as amended
       to be held

9.     Authorize the Directors of the Company to exercise        Mgmt          For                            For
       the powers of the Company referred to Resolution
       8, as specified, in respect of the share capital
       of the Company referred to such resolution

S.10   Amend 108(A)(vii) and 116 Bye-laws of the Bye-law         Mgmt          For                            For
       of the Company




--------------------------------------------------------------------------------------------------------------------------
 LIMITED BRANDS, INC.                                                                        Agenda Number:  932487691
--------------------------------------------------------------------------------------------------------------------------
        Security:  532716107
    Meeting Type:  Annual
    Meeting Date:  22-May-2006
          Ticker:  LTD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       E. GORDON GEE                                             Mgmt          For                            For
       JAMES L. HESKETT                                          Mgmt          For                            For
       ALLAN R. TESSLER                                          Mgmt          For                            For
       ABIGAIL S. WEXNER                                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 LITE-ON TECHNOLOGY CORP                                                                     Agenda Number:  700938903
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5313K109
    Meeting Type:  AGM
    Meeting Date:  21-Jun-2006
          Ticker:
            ISIN:  TW0002301009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report on business operating results          Mgmt          For                            For
       of 2005

2.     Approve to rectify financial statements of 2005           Mgmt          For                            For
       by the Company Supervisors

3.     Receive the report on the status of the overseas          Mgmt          For                            For
       CB issuance

4.     Receive the report on the status of the employees         Mgmt          For                            For
       bonus of 2004

5.     Receive the report on the status of the proposals         Mgmt          For                            For

6.     Approve the financial statements in 2005                  Mgmt          For                            For

7.     Approve the distribution of profits of 2005;              Mgmt          For                            For
       cash dividend TWD 2.4 per share

8.     Approve to issue new shares from distribution             Mgmt          For                            For
       of profits and employees bonus;  stock dividend
       5 shares per 1,000 shares from retain earnings
       subject to 20% withholding tax

9.     Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

10.    Amend the procedures of acquisition or disposal           Mgmt          For                            For
       of substantial assets

11.    Amend the procedures of lending the Company               Mgmt          For                            For
       excess capital to the third party, endorsements
       and guarantees

12.    Approve the merger with Lite-On Automotive Corporation    Mgmt          For                            For
       via share swap and issuing new shares

13.    Extraordinary motions                                     Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 LIVEDOOR CO LTD, TOKYO                                                                      Agenda Number:  700853282
--------------------------------------------------------------------------------------------------------------------------
        Security:  J1267N139
    Meeting Type:  AGM
    Meeting Date:  25-Dec-2005
          Ticker:
            ISIN:  JP3202800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Allocation of Income, with No Dividends           Mgmt          For                            For

2      Amend Articles to: Expand Business Lines - Change         Mgmt          For                            For
       Location of Head Office -   Authorize Public
       Announcements in Electronic Format

3      Amend Articles to: Increase Authorized Capital            Mgmt          For                            For
       - Authorize Appointment of     Alternate Statutory
       Auditors - Amend Board Size

4.1    Elect Director                                            Mgmt          For                            For

4.2    Elect Director                                            Mgmt          For                            For

4.3    Elect Director                                            Mgmt          For                            For

4.4    Elect Director                                            Mgmt          For                            For

4.5    Elect Director                                            Mgmt          For                            For

4.6    Elect Director                                            Mgmt          For                            For

4.7    Elect Director                                            Mgmt          For                            For

5      Appoint Alternate Internal Statutory Auditor              Mgmt          For                            For

6      Approve Executive Stock Option Plan                       Mgmt          For                            For

7      Approve Alternate Allocation of Income, with              Shr           For                            Against
       Final Dividends of JY 2




--------------------------------------------------------------------------------------------------------------------------
 LIVEDOOR CO LTD, TOKYO                                                                      Agenda Number:  700988718
--------------------------------------------------------------------------------------------------------------------------
        Security:  J1267N139
    Meeting Type:  EGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  JP3202800003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Approve
       Minor Revisions Related to the New Commercial
       Code, Clarify the Rights and Responsibilities
       of Auditors, Increase Term of Office of
       Directors, Appoint Accounting Auditors,
       Adopt Reduction of Liability System   for Outside
       Auditors and Independent Auditors

2.1    Appoint a Director                                        Mgmt          For                            *

2.2    Appoint a Director                                        Mgmt          For                            *

2.3    Appoint a Director                                        Mgmt          For                            *

2.4    Appoint a Director                                        Mgmt          For                            *

2.5    Appoint a Director                                        Mgmt          For                            *

2.6    Appoint a Director                                        Mgmt          For                            *

3.1    Appoint a Corporate Auditor                               Mgmt          For                            *

3.2    Appoint a Corporate Auditor                               Mgmt          For                            *

3.3    Appoint a Corporate Auditor                               Mgmt          For                            *

4      Amend the Compensation to be Received by Auditors         Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 LLOYDS TSB GROUP PLC                                                                        Agenda Number:  700940491
--------------------------------------------------------------------------------------------------------------------------
        Security:  G5542W106
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  GB0008706128
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and statutory            Mgmt          For                            For
       reports

2.     Approve the Directors  remuneration report                Mgmt          For                            For

3.a    Elect Sir Victor Blank as a Director                      Mgmt          For                            For

3.b    Elect Ms. Terri A. Dial as a Director                     Mgmt          For                            For

3.c    Elect Mr. J. P. Du Plessis as a Director                  Mgmt          For                            For

3.d    Elect Lord Leitch as a Director                           Mgmt          For                            For

4.     Re-elect Mr. A. G. Kane as a Director                     Mgmt          For                            For

5.     Re-appoint PricewaterhouseCooper LLP as the               Mgmt          For                            For
       Auditors of the Company

6.     Authorize Board to fix the remuneration of the            Mgmt          For                            For
       Auditors

7.     Authorize the Directors to issue equity or equity-linked  Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 370,781,731, USD 40,000,000,
       EUR 40,000,000 and JPY 1,250,000,000

8.     Authorize the Directors to issue equity or equity-linked  Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 71,023,408

9.     Authorize the Company to purchase ordianary               Mgmt          For                            For
       shares 568,000,000

10.    Approve Lloyds TSB Long Term Incentive Plan               Mgmt          For                            For
       2006

11.a   Authoriize to make EU political organisation              Mgmt          For                            For
       donations up to GBP 10,000 and Incur EU political
       expenditure up to GBP 10,000

11.b   Authoriize Lloyds TSB Bank Plc to make EU political       Mgmt          For                            For
       organisation donations up to GBP 100,000 and
       Incur EU political expenditure up to GBP 100,000

11.c   Authoriize Lloyds TSB Scotland Plc to make EU             Mgmt          For                            For
       political organisation donations up to GBP
       40,000 and Incur EU political expenditure up
       to GBP 40,000

11.D   Authoriize Scottish Widows Plc to make EU political       Mgmt          For                            For
       organisation donations up to GBP 30,000 and
       Incur EU political expenditure up to GBP 30,000

11.e   Authoriize Cheltenham Gloucester Plc to make              Mgmt          For                            For
       EU political organisation donations up to GBP
       10,000 and Incur EU political expenditure up
       to GBP 10,000

11.f   Authoriize Lloyds TSB Asset Finance Division              Mgmt          For                            For
       Limited to make EU political organisation donations
       up to GBP 10,000 and Incur EU political expenditure
       up to GBP 10,000

12.    Amend the Memorandum and Articles of Association          Mgmt          For                            For

13.    Approve to increase in remuneration of Non-Executive      Mgmt          For                            For
       Directors to GBP 750,000




--------------------------------------------------------------------------------------------------------------------------
 LOWE'S COMPANIES, INC.                                                                      Agenda Number:  932502277
--------------------------------------------------------------------------------------------------------------------------
        Security:  548661107
    Meeting Type:  Annual
    Meeting Date:  25-May-2006
          Ticker:  LOW
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PETER C. BROWNING                                         Mgmt          For                            For
       MARSHALL O. LARSEN                                        Mgmt          For                            For
       STEPHEN F. PAGE                                           Mgmt          For                            For
       O. TEMPLE SLOAN, JR.                                      Mgmt          For                            For

02     TO APPROVE LOWE S COMPANIES, INC. 2006 ANNUAL             Mgmt          For                            For
       INCENTIVE PLAN.

03     TO APPROVE LOWE S COMPANIES, INC. 2006 LONG-TERM          Mgmt          For                            For
       INCENTIVE PLAN.

04     TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT ACCOUNTANTS.

05     TO APPROVE AMENDMENTS TO THE COMPANY S ARTICLES           Mgmt          For                            For
       OF INCORPORATION.

06     SHAREHOLDER PROPOSAL ENTITLED  WOOD PROCUREMENT           Shr           Against                        For
       REPORT.




--------------------------------------------------------------------------------------------------------------------------
 M-REAL CORP                                                                                 Agenda Number:  700874678
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5594C116
    Meeting Type:  AGM
    Meeting Date:  13-Mar-2006
          Ticker:
            ISIN:  FI0009000665
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE.

1.     Receive the financial statements and the Auditors         Mgmt          For                            For
       reports

2.     Adopt the income statements and the balance               Mgmt          For                            For
       sheets

3.     Approve that a dividend of EUR 0.12 per share             Mgmt          For                            For
       be paid for the 2005 FY; the Board of Directors
       will propose to the AGM that the dividend be
       paid out on 23 MAR 2006

4.     Grant discharge from liability to the Members             Mgmt          Against                        Against
       of the Board of Directors, the Chief Executive
       and the Chief Executive s Deputy

5.     Approve the emoluments of Members of the Board            Mgmt          Abstain                        Against
       of Directors

6.     Approve that the number of Members of the Board           Mgmt          For                            For
       of Directors at 8

7.     Re-elect Messrs. Heikki Asunmaa, Kim Gran, Kari           Mgmt          For                            For
       Jordan, Asmo Kalpala, Erkki Karmila, Runar
       Lillandt, Antti Tanskanen and Arimo Uusitalo
       as the Members of the Board of Directors;
       Authority expires at the end of next AGM

8.     Approve to pay the Auditors  fee according to             Mgmt          Abstain                        Against
       the Auditor s Invoice, who is elected by the
       AGM

9.     Elect Goran Lindell, Authorized Public Accountant         Mgmt          For                            For
       and the firm of independent public accountants
       PriceWaterhouseCoopers OY, with Jouko Malinen,
       Authorized Public Accountant, acting as Principal
       Auditor and Markku Marjomaa and Bjorn Renlund
       acting as Deputy Auditors;  Authority expires
       at the Company s FY during which they have
       been elected

10.    Authorize the Board of Directors to increase              Mgmt          Against                        Against
       the share capital through one or more rights
       issues and/or one or more issues of convertible
       bonds such that in the rights issue or issue
       of convertible bonds, a total maximum of 58.365.212
       M-real Corporation Series B shares with a nominal
       value of EUR 1.70 can be subscribed for and
       that the Company s share capital can be increased
       by a total maximum of EUR 99.220.860,40;  Authority
       expires at the end of 1 year




--------------------------------------------------------------------------------------------------------------------------
 M6 METROPOLE TELEVISION SA, NEUILLY SUR SEINE                                               Agenda Number:  700907136
--------------------------------------------------------------------------------------------------------------------------
        Security:  F6160D108
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2006
          Ticker:
            ISIN:  FR0000053225
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU.

       REGISTERED SHARES: 1 TO 5 DAYS PRIOR TO THE               Non-Voting    No vote
       MEETING DATE, DEPENDS ON COMPANY S BY-LAWS.BEARER
       SHARES: 6 DAYS PRIOR TO THE MEETING DATE. FRENCH
       RESIDENT SHAREOWNERS MUST COMPLETE, SIGN AND
       FORWARD THE PROXY CARD DIRECTLY TO THE SUB
       CUSTODIAN.  PLEASE CONTACT YOUR CLIENT SERVICE
       REPRESENTATIVE TO OBTAIN THE NECESSARY CARD,
       ACCOUNT DETAILS AND DIRECTIONS.THE FOLLOWING
       APPLIES TO NON-RESIDENT SHAREOWNERS: PROXY
       CARDS:  ADP WILL FORWARD VOTING INSTRUCTIONS
       TO THE GLOBAL CUSTODIANS THAT HAVE BECOME REGISTERED
       INTERMEDIARIES, ON ADP VOTE DEADLINE DATE.
       IN CAPACITY AS REGISTERED INTERMEDIARY, THE
       GLOBAL CUSTODIAN WILL SIGN THE PROXY CARD AND
       FORWARD TO THE LOCAL CUSTODIAN. IF YOU ARE
       UNSURE WHETHER YOUR GLOBAL CUSTODIAN ACTS AS
       REGISTERED INTERMEDIARY, PLEASE CONTACT ADP.
       TRADES/VOTE INSTRUCTIONS:  SINCE FRANCE MAINTAINS
       A VERIFICATION PERIOD, FOR VOTE INSTRUCTIONS
       SUBMITTED THAT HAVE A TRADE TRANSACTED (SELL)
       FOR EITHER THE FULL SECURITY POSITION OR A
       PARTIAL AMOUNT AFTER THE VOTE INSTRUCTION HAS
       BEEN SUBMITTED TO ADP AND THE GLOBAL CUSTODIAN
       ADVISES ADP OF THE POSITION CHANGE VIA THE
       ACCOUNT POSITION COLLECTION PROCESS, ADP HAS
       A PROCESS IN EFFECT WHICH WILL ADVISE THE GLOBAL
       CUSTODIAN OF THE NEW ACCOUNT POSITION AVAILABLE
       FOR VOTING. THIS WILL ENSURE THAT THE LOCAL
       CUSTODIAN IS INSTRUCTED TO AMEND THE VOTE INSTRUCTION
       AND RELEASE THE SHARES FOR SETTLEMENT OF THE
       SALE TRANSACTION.  THIS PROCEDURE PERTAINS
       TO SALE TRANSACTIONS WITH A SETTLEMENT DATE
       PRIOR TO MEETING DATE + 1

O.1    Approve the report of the Executive Committee             Mgmt          For                            For
       and the Auditors  general report, the Company
       s financial statements and the balance sheet
       for the FYE 31 DEC 2005, as presented showing
       the earnings of EUR 166,217,030.00 and the
       charges and expenses of EUR 20,776.00 for the
       FY with a corresponding tax of EUR 7,257.00

O.2    Approve the Special Auditor s report, in accordance       Mgmt          For                            For
       with the provisions of Article L.225-86 and
       following of the Law  French Company Act ;
       approve the said report and the agreements
       referred to therein

O.3    Approve the result for the FY amounts to EUR              Mgmt          For                            For
       166,217,030.04 retained earnings for the previous
       FY: EUR 429,130,207.95, total distributable
       amount: EUR 595,347,237.99; allocation: payment
       of dividend of EUR 0.95 per share for each
       of the 131,888,690 shares comprising the capital:
       EUR 125,294,255.50; the balance to the retained
       earnings: EUR 470,052,982.49 and approve the
       proposal of the Executive Committee and subsequently
       the shareholders will receive a net dividend
       of EUR 0.95 per share, and will entitle to
       the 40% allowance provided by the French Tax
       Code, this dividend will be paid on 28 APR
       2006 in the event that the Company holds some
       of its own shares on such date, the amount
       of the unpaid dividend on such shares shall
       be allocated to the retained earnings account

O.4    Approve the report of the Executive Committee             Mgmt          For                            For
       and the Statutory Auditors; approve the reports
       of the consolidated financial statements showing
       earnings of EUR 156,200,000.00

O.5    Ratify the co-optation of Mr. Ignace Van Meenen           Mgmt          For                            For
       to replace Mr. Jean-Charles De Keyser as the
       Member of the Supervisory Board until the shareholders
       meeting called to approve the financial statements
       for the 2007 FY

O.6    Ratify the co-optation of Mr. Constantin Lange            Mgmt          For                            For
       to replace Mr. Thomas Rabe as the Member of
       the Supervisory Board until the shareholders
       meeting called to approve the financial statements
       for the FY 2007

O.7    Authority the Executive Committee in order to             Mgmt          For                            For
       trade the Company s shares subject to the conditions
       described below: maximum purchase price: EUR
       40.00, maximum number of shares to be acquired:
       10% of the share capital,maximum funds invested
       in the share buybacks: EUR 507,786,907.00;
       Authority is valid for 18 months ; and authorize
       the Executive Committee to take all necessary
       measures and accomplish all necessary formalities

O.8    Authorizes the Executive Committee, at its sole           Mgmt          For                            For
       discretion, in one or more occasions, to issue,
       in France and or abroad, fixed-term or unfixed-term
       bonds, whether subordinated or not, and warrants
       to subscribe to bonds, up to a maximum nominal
       amount of EUR 300,000,000.00;  Authority is
       valid for a 5-year period ; and authorize the
       Executive Committee to take all necessary measures
       and accomplish all necessary formalities

E.1    Authorize the Executive Committee, depending              Mgmt          For                            For
       on the adoption of the 7th resolution, to reduce
       the share capital, by cancelling all or part
       of the shares held by the company and which
       she could eventually hold following buybacks
       achieved in the framework of the 7th resolution,
       up to a maximum of 10% of the share capital;
       authority expires following the shareholders
       meeting called to approve the financial statements
       for the FYE 2006

E.2    Grant all powers to the bearer of a copy or               Mgmt          For                            For
       an extract of the minutes of the present to
       accomplish all deposits and publications prescribed
       by law




--------------------------------------------------------------------------------------------------------------------------
 MACQUARIE AIRPORTS                                                                          Agenda Number:  700897626
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q6077P119
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  AU000000MAP6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THE BELOW RESOLUTION ARE FOR             Non-Voting    No vote
       THE SECURITY MACQUARIE AIRPORTS TRUST (1)

S.1    Approve, for all purposes including for the               Mgmt          For                            For
       purposes of Listing Rule 7.4 and ASIC Class
       Order 05/26, to issues of units in MAT1 that
       have occurred in 12 months prior to 20 APR
       2006

       PLEASE NOTE THE BELOW RESOLUTIONS ARE FOR THE             Non-Voting    No vote
       SECURITY MACQUARIE AIRPORTS TRUST (2)

S.1    Approve, for all purposes including for the               Mgmt          For                            For
       purposes of Listing Rule 7.4 and ASIC Class
       Order 05/26, to issues of units in MAT2 that
       have occurred in 12 months prior to 20 APR
       2006

       PLEASE NOTE THE BELOW RESOLUTIONS ARE FOR SECURITY        Non-Voting    No vote
       MACQUARIE AIRPORTS HOLDINGS (BERMUDA) LIMITED

O.1    Approve, the refreshment of the Company s placement       Mgmt          For                            For
       capacity,  for all including for the purposes
       of Listing Rule 7.4 , to issues of shares in
       the  Company in last 12 months prior to 20
       APR 2006

O.2    Receive and approve the accounts and the reports          Mgmt          For                            For
       of the Directors and the Auditors of the Company
       for the YE 31 DEC 2005

O.3    Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Board to fix their remuneration

O.4    Re-elect Mr. Mark Call as a Director of the               Mgmt          For                            For
       Company

O.5    Approve the change the name of the Company to             Mgmt          For                            For
       Macquarie Airports Ltd




--------------------------------------------------------------------------------------------------------------------------
 MAGYAR TELEKOM PLC                                                                          Agenda Number:  700842962
--------------------------------------------------------------------------------------------------------------------------
        Security:  X5215H163
    Meeting Type:  AGM
    Meeting Date:  20-Dec-2005
          Ticker:
            ISIN:  HU0000073507
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve informative for the shareholders on               Mgmt          For                            For
       the open issues, raised in connection with
       the merger of the Company and T-Mobile Hungary
       Ltd

2.     Approve the decision on the declaration of the            Mgmt          For                            For
       Independent Auditor regarding the draft asset
       balances and asset inventories of the merging
       companies and legal successor Company, the
       exchange ration of the shares, in addition
       to the Auditors declaration on the Draft Merger
       Agreement as well as the written report of
       the Board of Directors and the Auditors statement
       that the planned Merger will not risk the satisfaction
       of creditors claims towards the Company

3.     Approve the Supervisory Board s opinion on the            Mgmt          For                            For
       draft asset balances and asset inventories
       of the merging companies as well as the legal
       successor Company

4.     Approve the written report of the Board of Directors      Mgmt          For                            For
       on the merger

5.     Approve the amount of the asset proportion payable        Mgmt          For                            For
       for shareholders who do not wish to enter the
       legal successor Company in addition to the
       relevant settlement process

6.     Approve the draft merger asset balance and asset          Mgmt          For                            For
       inventory of Magyar Telecom Ltd

7.     Approve the final registry of shareholders not            Mgmt          For                            For
       wishing to enter the legal successor Company

8.     Approve to count those shareholders who do not            Mgmt          For                            For
       wish to enter the legal successor Company

9.     Approve the draft merger asset balance and asset          Mgmt          For                            For
       inventory of the legal successor Company

10.    Approve: the decision on the Merger; the Merger           Mgmt          For                            For
       Agreement

11.    Approve the decision on the Members of the Board          Mgmt          For                            For
       of Directors and the Supervisory Board of the
       legal successor Company

12.    Amend the Articles of Association of the legal            Mgmt          For                            For
       successor Company

13.    Miscellaneous                                             Other         For                            *

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN MEETING TYPE.  IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS.  THANK YOU

       PLEASE NOTE THAT THIS IS AN EGM.THANK YOU                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  700806841
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  AGM
    Meeting Date:  08-Oct-2005
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the reports of the Directors and Auditors         Mgmt          For                            For
       and the audited financial statements the FYE
       30 JUNE 2005

2.     Declare a final dividend of 25 sen per share              Mgmt          For                            For
       less 28% income tax and a special dividend
       of 35 sen per share less 28% income tax for
       the FYE 30 JUNE 2005 as recommended by the
       Board

3.     Re-elect Mr. Tan Sri Mohamed Basir bin Ahmad              Mgmt          For                            For
       as a Director, who retires by rotation, in
       accordance with Articles 96 and 97 of the Articles
       of Association of Maybank  the Company

4.     Re-elect Mr. Mohammad bin Abdullah as a Director,         Mgmt          For                            For
       who retires by rotation, in accordance with
       Articles 96 and 97 of the Articles of Association
       of Maybank  the Company

5.     Re-elect Mr. Datuk Abdul Rahman Bin Mohd Ramli            Mgmt          For                            For
       as a Director, who retires by rotation, in
       accordance with Articles 96 and 97 of the Articles
       of Association of Maybank  the Company

6.     Re-elect Mr. Datuk Zainun Aishah Binti Ahmad              Mgmt          For                            For
       as a Director, who retires in accordance with
       Article 100 of the Articles of Association
       of Maybank

7.     Re-appoint Mr. Dato  Richard Ho Ung Hun as a              Mgmt          For                            For
       Director of the Company, who retires in accordance
       with Section 129(6) of the Companies Act, 1965
       to hold office until the next AGM

8.     Re-appoint Mr. Raja Tan Sri Muhammad Alias bin            Mgmt          For                            For
       Raja Muhd. Ali as a Director of the Company
       in accordance with Section 129(6) of the Companies
       Act, 1965 to hold office until the next AGM

9.     Approve the Directors  fees of MYR 734,386.31             Mgmt          For                            For
       in respect of the FYE 30 JUNE 2005

10.    Re-appoint Messrs. Ernst & Young as Auditors              Mgmt          For                            For
       of Maybank to hold office until the conclusion
       of the next AGM in the year 2006 and authorize
       the Board to fix their remuneration

11.    Authorize the Directors, pursuant to Section              Mgmt          Abstain                        Against
       132D of the Companies Act, 1965 and subject
       always to the approvals of all the relevant
       regulatory authorities being obtained for issue
       and allotment, to issue shares in the Company
       at any time until the conclusion of the next
       AGM and upon such terms and conditions and
       for such purposes and to such person or persons
       as the Directors may, in their absolute discretion,
       deem fit provided that the aggregate number
       of shares to be issued does not exceed 10%
       of the issued share capital of the Company
       for the time being




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  700807007
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  EGM
    Meeting Date:  08-Oct-2005
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve to insert a new Clause 3(u)(A) after              Mgmt          For                            For
       Clause 3(u) of the Memorandum of Association

S.2    Amend, conditional upon the passing of Special            Mgmt          For                            For
       Resolution 1, the Company s Articles of Association
       by inserting a new Article 6A after Article
       6, by inserting a new sub-paragraph at the
       end of the existing Article 51(1)(d) and by
       the deletion of the words   other than shares
       of the Company   in Article 115(2) as specified




--------------------------------------------------------------------------------------------------------------------------
 MALAYAN BKG BERHAD                                                                          Agenda Number:  700826007
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y54671105
    Meeting Type:  EGM
    Meeting Date:  14-Nov-2005
          Ticker:
            ISIN:  MYL1155OO000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, Mayban Fortis to acquire 210,060,496             Mgmt          For                            For
       ordinary shares of MYR 1.00 each in MNIH representing
       approximately 73.62% of its equity interest
       as 18 OCT 2005  for a cash consideration of
       MYR 4.02 per share or totaling approximately
       MYR 844,443,194 in accordance with the terms
       and conditions Sale of Shares Agreement with
       PNB and ARN-ASB dated29 AUG 2005; and in accordance
       with the provisions of the Malaysian Code on
       takeovers and mergers, 1998 and any other relevant
       laws and regulations to Mayban Fortis to undertake
       a MGO to acquire the remaining voting shares
       in MNIH, not owned by Mayban Fortis and persons
       acting in concert with it   MNIH MGO   and
       MNIH, to undertake a MGO to acquire the remaining
       voting shares in MNIB, not owned by MNIH
       MNIB MGO   and authorize the Board of Directors
       of Maybank to give effect to the proposed MNIH
       acquisition, MNIH MGO and MNIB MGO  collectively,
       the proposals  with full power to assent to
       any condition and/or amend in any manner as
       may be required by the relevant authorities
       and to deal with all matters relating there
       to and to enter into all such agreements, arrangements,
       undertakings, indemnities, transfer and assignments
       with any party or parties and to take all steps
       and to do all acts and things in any manner
       as the Board of Directors may deem necessary
       and expedient to implement, finalize and give
       full effect to the proposals, including all
       necessary steps to ensure the successful delisting
       of MNIH from the Main Board of Bursa Malaysian
       Securities Berhad




--------------------------------------------------------------------------------------------------------------------------
 MANPOWER INC.                                                                               Agenda Number:  932447813
--------------------------------------------------------------------------------------------------------------------------
        Security:  56418H100
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  MAN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JEFFREY A. JOERRES                                        Mgmt          For                            For
       JOHN R. WALTER                                            Mgmt          For                            For
       MARC J. BOLLAND                                           Mgmt          For                            For

02     RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT      Mgmt          For                            For
       AUDITORS FOR 2006.

03     APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES          Mgmt          For                            For
       AUTHORIZED FOR ISSUANCE UNDER THE 2003 EQUITY
       INCENTIVE PLAN OF MANPOWER INC.

04     SHAREHOLDER PROPOSAL REGARDING IMPLEMENTATION             Shr           Against                        For
       OF THE MACBRIDE PRINCIPLES IN NORTHERN IRELAND.




--------------------------------------------------------------------------------------------------------------------------
 MARATHON OIL CORPORATION                                                                    Agenda Number:  932449007
--------------------------------------------------------------------------------------------------------------------------
        Security:  565849106
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  MRO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       CLARENCE P. CAZALOT, JR                                   Mgmt          For                            For
       DAVID A. DABERKO                                          Mgmt          For                            For
       WILLIAM L. DAVIS                                          Mgmt          For                            For

02     RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS             Mgmt          For                            For
       INDEPENDENT AUDITORS FOR 2006.

03     BOARD PROPOSAL TO AMEND THE RESTATED CERTIFICATE          Mgmt          For                            For
       OF INCORPORATION TO DECLASSIFY THE BOARD OF
       DIRECTORS.

04     BOARD PROPOSAL TO AMEND THE RESTATED CERTIFICATE          Mgmt          For                            For
       OF INCORPORATION TO REVISE THE PURPOSE CLAUSE,
       ELIMINATE THE SERIES A JUNIOR PREFERRED STOCK
       AND MAKE OTHER TECHNICAL CHANGES.

05     STOCKHOLDER PROPOSAL TO ELECT DIRECTORS BY A              Shr           For                            Against
       MAJORITY VOTE.

06     STOCKHOLDER PROPOSAL FOR A SIMPLE MAJORITY VOTE           Shr           For                            Against
       OF STOCKHOLDERS.




--------------------------------------------------------------------------------------------------------------------------
 MARSH & MCLENNAN COMPANIES, INC.                                                            Agenda Number:  932471321
--------------------------------------------------------------------------------------------------------------------------
        Security:  571748102
    Meeting Type:  Annual
    Meeting Date:  18-May-2006
          Ticker:  MMC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LESLIE M. BAKER, JR.                                      Mgmt          For                            For
       GWENDOLYN S. KING                                         Mgmt          For                            For
       MARC D. OKEN                                              Mgmt          For                            For
       DAVID A. OLSEN                                            Mgmt          For                            For

02     RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED       Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM

03     STOCKHOLDER PROPOSAL: DIRECTOR ELECTION VOTING            Shr           Against                        For
       STANDARD

04     STOCKHOLDER PROPOSAL: POLITICAL CONTRIBUTION              Shr           Against                        For
       DISCLOSURE




--------------------------------------------------------------------------------------------------------------------------
 MARUBENI CORPORATION                                                                        Agenda Number:  700949398
--------------------------------------------------------------------------------------------------------------------------
        Security:  J39788138
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  JP3877600001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend for Ordinary Shares JPY5,
       Class I First Issue Preferred Shares JPY10

2.     Amend the Articles of Incorporation: Allow Use            Mgmt          For                            *
       of Electronic Systems for Public Notifications,
       Approve Revisions Related to the New Commercial
       Code, Introduction of Provision for Class Shareholders
       Meeting

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Appoint a Substitute Corporate Auditor                    Mgmt          For                            *

6.     Amend the Compensation to be received by Directors        Mgmt          For                            *

7.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 MARUTI UDYOG LTD                                                                            Agenda Number:  700795442
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7565Y100
    Meeting Type:  AGM
    Meeting Date:  09-Sep-2005
          Ticker:
            ISIN:  INE585B01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005 and the profit and loss account
       for the YE on 31 MAR 2005 together with the
       reports of the Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Re-appoint Mr. R.C. Bhargava as a Director,               Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Mr. Amal Ganguali as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Re-appoint Mr. Kumar Mangalam Birla as a Director,        Mgmt          For                            For
       who retires by rotation

6.     Re-appoint, pursuant to Section 224 and other             Mgmt          For                            For
       provisions of the Companies Act 1956, M/s.
       Price Waterhouse, Chartered Accountants, as
       the Auditors of the Company until the conclusion
       of the 25th AGM of the Company at a remuneration
       fixed by the Board and the reimbursement of
       out of pocket expenses, if any, incurred in
       connection with the audit

7.     Re-appoint Mrs. Pallavi Shroff as a Director              Mgmt          For                            For
       of the Company liable to retire by rotation

8.     Re-appoint Mr. Jagdish Khattar as a Non-retiring          Mgmt          For                            For
       Director and Managing Director of the Company,
       pursuant to Article 91(3), (4) and (6) of the
       Articles of Association of the Company and
       the provisions of Sections 198, 269, 309, 310,
       311, Schedule XIII and all other applicable
       provisions, if any, of the Companies Act, 1956,
       consent of the Company and the payment of the
       remuneration as under: tenure of appointment;
       remuneration; and minimum remuneration as specified

9.     Approve, pursuant to Article 91(6) of the Articles        Mgmt          For                            For
       of Association of the Company and the provisions
       of Sections 198, 309, 310, 311, Schedule XIII
       and all other applicable provisions of the
       Companies Act, 1956,  including any statutory
       modification(s) or re-enactment thereof, for
       the time being in force  and in partial suppression
       of the earlier resolution passed in this regard
       in the 23 AGM, consent of the Company, the
       payment of increased/modified remuneration
       to Mr. Shinichi Takeuchi, as a Joint Managing
       Director of the Company with effect from 01
       JUN 2005 as under: remuneration and minimum
       remuneration as specified

10.    Re-appoint Mr. Hirofumi Nagao as a Whole-time             Mgmt          For                            For
       retiring Director designated as a Joint Managing
       Director of the Company, pursuant to Article
       91(2), (5) and (6) of the Articles of Association
       of the Company and the provisions of Sections
       198, 262, 269, 309, 310, 311, Schedule XIII
       and all other applicable provisions of the
       Companies Act, 1956, consent of the Company,
       on the terms and conditions including the payment
       of the remuneration as under : tenure of appointment;
       remuneration and minimum remuneration as specified

11.    Re-appoint Mr. Kinji Saito as a Whole-time retiring       Mgmt          For                            For
       Director designated as a Director  Marketing
       & Sales  of the Company, pursuant to Article
       91(2) and (6) of the Articles of Association
       of the Company and the provisions of Section
       198, 269, 309, 310, 311, Schedule XIII and
       all other applicable provisions, if any, of
       the Companies Act, 1956, consent of the Company,
       on the terms and conditions including the payment
       of the remuneration as under: tenure of appointment;
       remuneration and minimum remuneration as specified

12.    Approve to pay the fees to Non-Executive Directors        Mgmt          For                            For
       of the Company for attending each meeting of
       the Board of Directors or any Committee thereof,
       as may be determined by the Board of Directors,
       which amount shall not exceed INR 20,000 or
       such other ceiling as may be prescribed under
       the Companies Act 1956 or by the Central Government
       in that behalf




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700876951
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  EGM
    Meeting Date:  01-Mar-2006
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize Maxis, through Global Communication             Mgmt          Against                        Against
       Services Holdings Ltd  GCSH , its wholly-owned
       subsidiary, and/or the subsidiaries or nominees
       of Maxis, to acquire from Aircel Televentures
       Limited  ATVL , 94,864,865 equity shares of
       INR 10 each representing 39% of the enlarged
       issued and paid-up share capital of Aircel
       Limited  Aircel  for a cash consideration of
       USD 422 million, upon the terms and conditions
       of the conditional share purchase agreement
       dated 30 DEC 2005 entered into by ATVL, the
       Company, Aircel and Sterling Infotech  Limited
       SIL   SPA  as varied by the substitution agreement
       dated 05 JAN 2006 entered into by ATVL, the
       Company, Aircel, SIL and GCSH, or as otherwise
       varied pursuant to the SPA  collectively referred
       to as the SPA Documents , the salient terms
       of which are more particularly specified in
       the Circular; through GCSH and/or the subsidiaries
       or nominees of Maxis, to subscribe for 11,828,440
       equity shares of INR 10 each representing 25.714%
       of the enlarged issued and paid-up share capital
       of Deccan Digital Networks Private Limited
       JVC  for a cash consideration of INR 118,284,400,
       upon the terms and conditions of the shareholders
       agreement dated 20 JAN 2006 entered into by
       GCSH, Sindya Securities & Investments Private
       Limited and the JVC, all or a substantial portion
       of which sum shall be used as part payment
       for the acquisition by the JVC of 85,135,135
       equity shares of INR 10 each representing 35%
       of the enlarged issued and paid-up share capital
       of Aircel, upon the terms and conditions of
       the SPA Documents, the salient terms of which
       are more particularly specified in the Circular;
       through GCSH and/or the subsidiaries or nominees
       of Maxis, to subscribe for the cumulative redeemable
       non-convertible preference shares of the face
       value of INR 10 Indian Rupees each to be issued
       by the JVC for a cash consideration of up to
       USD 375 million, all or a substantial portion
       of which sum shall be used as part payment
       for the acquisition by the JVC of 85,135,135
       equity shares of INR 10 each representing 35%
       of the enlarged issued and paid-up share capital
       of Aircel, upon the terms and conditions of
       the SPA Documents, the salient terms of which
       are more particularly specified in the Circular
       collectively,  the Proposed Acquisition and
       the Proposed JV  ; authorize the Directors
       and the Company, through GCSH and/or the subsidiaries
       or nominees of Maxis, i  to assent to any condition,
       modification, variation and/or amendment which
       is in the best interests of the Company; ii
       to approve or enter into such other agreements,
       documents and arrangements as they may deem
       necessary, appropriate and/or desirable and
       to submit all relevant applications to the
       relevant authorities and to any third parties;
       iii  to approve or enter into such agreements
       or to execute such documents as may be required
       or expedient; and iv  to take all such actions
       and do all such acts, deeds and things as are
       necessary, expedient or appropriate, in the
       best interests of the Company, to implement,
       finalise, complete and to give full effect
       to the proposed acquisition and the proposed
       JV and to discharge the obligations of the
       Company and/or GCSH and/or the subsidiaries
       or nominees of Maxis under all agreements entered
       into

2.     Authorize the Company, through GCSH and/or the            Mgmt          Against                        Against
       subsidiaries or nominees of Maxis, the acquisition
       as specified in the Circular of Maxis is terminated
       in accordance with the terms and conditions
       of the conditional share purchase agreement
       dated 30 DEC 2005 entered into by Aircel Televentures
       Limited  ATVL , the Company, Aircel Limited
       Aircel  and Sterling Infotech Limited  SIL
       SPA  as varied by the substitution agreement
       dated 05 JAN 2006 entered into by ATVL, the
       Company, Aircel, SIL and Global Communication
       Services Holdings Ltd  GCSH , or as otherwise
       varied pursuant to the SPA, for the exercise
       of a put option to sell to SIL and C. Sivasankaran
       CS   SIL and CS are collectively referred
       to as the Sterling Group  or its nominees,
       all but not less than all of 63,243,243 equity
       shares of INR 10 each  Option Shares  representing
       26% of the enlarged issued and paid-up share
       capital of Aircel for a total cash consideration
       of USD 280 million and in the event the call
       option is exercised by the Sterling Group to
       sell the Option Shares to the Sterling Group
       or its nominees for a total cash consideration
       of USD 280 million, upon the terms and conditions
       of the option agreement dated 30 DEC 2005 entered
       into by the Company, SIL and CS  Option Agreement
       , as varied by the substitution agreement dated
       05 JAN 2006 entered into by the Company, SIL,
       CS and GCSH, or as otherwise varied pursuant
       to the Option Agreement, the salient terms
       of which are more particularly set out in the
       Circular  the Proposed Option ; authorize the
       Directors and the Company, through GCSH and/or
       the subsidiaries or nominees of Maxis, i  to
       assent to any condition, modification, variation
       and/or amendment which is in the best interests
       of the Company; ii  to approve or enter into
       such other agreements, documents and arrangements
       as they may deem necessary, appropriate and/or
       desirable and to submit all relevant applications
       to the relevant authorities and to any third
       parties; iii  to approve or enter into such
       agreements or to execute such documents as
       may be required or expedient; and iv  to take
       all such actions and do all such acts, deeds
       and things as are necessary, expedient or appropriate,
       in the best interests of the Company, to implement,
       finalise, complete and give full effect to
       the Proposed Option and to discharge the obligations
       of the Company and/or GCSH and/or the subsidiaries
       or nominees of Maxis under all agreements entered
       into




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700967992
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  EGM
    Meeting Date:  01-Jun-2006
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with Astro All
       Asia Networks Plc and/or its affiliates as
       specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company,
       and  Authority expires the earliest of the
       conclusion of the next AGM of the Company or
       the expiration of the period within which the
       next AGM is required to be held pursuant to
       Section 143(1) of the Companies Act, 1965 (but
       shall not extend to such extension as may be
       allowed pursuant to Section 143(2) of the Companies
       Act, 1965  ; authorize the Directors of the
       Company to complete and do all such acts and
       things  including executing all such documents
       as may be required  as they may consider expedient
       or necessary to give effect to this resolution

2.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad,
       to enter into recurrent related party transactions
       of a revenue or trading nature with Tanjong
       Public Limited Company and/or its affiliates
       as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

3      Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with Measat
       Satellite Systems Sdn Bhd as specified, provided
       that such transactions are necessary for the
       day-to-day operations of the Company and its
       subsidiaries and are carried out in the ordinary
       course of business on normal commercial terms
       and on terms which are not more favourable
       to MEASAT Satellite Systems Sdn Bhd than those
       generally available to the public and which
       are not detrimental to the minority shareholders
       of the Company;  Authority expires the earliest
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM is required to be held pursuant
       to Section 143(1) of the Companies Act, 1965
       (but shall not extend to such extension as
       may be allowed pursuant to Section 143(2) of
       the Companies Act, 1965  ; and authorize the
       Directors of the Company to complete and do
       all such acts and things  including executing
       all such documents as may be required  as they
       may consider expedient or necessary to give
       effect to this resolution

4.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       for to enter into recurrent related party transactions
       of a revenue or trading nature with Usaha Tegas
       Sdn Bhd and/or its affiliates as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favourable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company,
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

5.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with Heitech
       Padu Berhad as specified, provided that such
       transactions are necessary for the day-to-day
       operations of the Company and its subsidiaries
       and are carried out in the ordinary course
       of business on normal commercial terms and
       on terms which are not more favourable to Heitech
       Padu Berhad than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company,
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

6.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with Genting
       Berhad and/or its affiliates and Resorts World
       Berhad and/or its affiliates as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favourable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

7.     Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       for to enter into recurrent related party transactions
       of a revenue or trading nature with AmFinance
       Berhad and/or its affiliates as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favourable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

8.     Authorize the Company and its subsidiaries pursuant       Mgmt          For                            For
       to Paragraph 10.09 of the Listing Requirements
       of Bursa Malaysia Securities Berhad to enter
       into recurrent related party transactions of
       a revenue or trading nature with Malayan Banking
       Berhad and/or its affiliates as specified,
       provided that such transactions are necessary
       for the day-to-day operations of the Company
       and its subsidiaries and are carried out in
       the ordinary course of business on normal commercial
       terms and on terms which are not more favourable
       to the parties with which such recurrent transactions
       are to be entered into than those generally
       available to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

9.     Authorize the Company and its subsidiaries pursuant,      Mgmt          For                            For
       to Paragraph 10.09 of the Listing Requirements
       of Bursa Malaysia Securities Berhad to enter
       into recurrent related party transactions of
       a revenue or trading nature with KLCC Property
       Holdings Berhad and/or its affiliates and KLCC
       (Holdings) Sdn Bhd and/or its affiliates as
       specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       (including executing all such documents as
       may be required) as they may consider expedient
       or necessary to give effect to this resolution

10.    Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       for to enter into recurrent related party transactions
       of a revenue or trading nature with UMTS (Malaysia)
       Sdn Bhd as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to UMTS (Malaysia)
       Sdn Bhd than those generally available to the
       public and which are not detrimental to the
       minority shareholders of the Company;  Authority
       expires the earliest of the conclusion of the
       next AGM of the Company or the expiration of
       the period within which the next AGM is required
       to be held pursuant to Section 143(1) of the
       Companies Act, 1965 (but shall not extend to
       such extension as may be allowed pursuant to
       Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

11.    Authorize the Company and its subsidiaries,               Mgmt          For                            For
       pursuant to Paragraph 10.09 of the Listing
       Requirements of Bursa Malaysia Securities Berhad
       to enter into recurrent related party transactions
       of a revenue or trading nature with PT Multipolar
       Corporation Tbk and PT Broadband Multimedia
       Tbk as specified, provided that such transactions
       are necessary for the day-to-day operations
       of the Company and its subsidiaries and are
       carried out in the ordinary course of business
       on normal commercial terms and on terms which
       are not more favourable to the parties with
       which such recurrent transactions are to be
       entered into than those generally available
       to the public and which are not detrimental
       to the minority shareholders of the Company;
       Authority expires the earliest of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM is
       required to be held pursuant to Section 143(1)
       of the Companies Act, 1965 (but shall not extend
       to such extension as may be allowed pursuant
       to Section 143(2) of the Companies Act, 1965
       ; and authorize the Directors of the Company
       to complete and do all such acts and things
       including executing all such documents as
       may be required  as they may consider expedient
       or necessary to give effect to this resolution

12.    Authorize the Board of Directors at any time,             Mgmt          For                            For
       and from time to time during the period commencing
       from the date on which this resolution is passed
       the Approval Date  and to offer and grant
       to Dato  Jamaludin bin Ibrahim, the Chief Executive
       Officer and an Executive Director of the Company,
       in accordance with and subject to the provisions
       of the Bye-Laws governing the Company s Employee
       Share Option Scheme  ESOS  and the terms of
       the contract of service between the Company
       and Dato  Jamaludin bin Ibrahim, option or
       options to subscribe for up to a maximum of
       1,000,000 ordinary shares of MYR 0.10 each
       in the Company available under the ESOS;  Authority
       expires the earlier of the conclusion of the
       AGM of the Company commencing next after the
       approval date or the expiration of the period
       within which the next AGM of the Company is
       required by law to be held

13.    Approve the fees of the Non-Executive Directors           Mgmt          For                            For
       of the Company for the year to end on 31 DEC
       2006 and for each subsequent year determined
       at an aggregate of MYR 3,000,000 per annum,
       to be divided amongst them in such manner as
       the Directors of the Company may  agree, in
       accordance with Article 122 of the Company
       s Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 MAXIS COMMUNICATIONS BHD                                                                    Agenda Number:  700968021
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5903J108
    Meeting Type:  AGM
    Meeting Date:  01-Jun-2006
          Ticker:
            ISIN:  MYL5051OO007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Approve the Directors  report and financial               Non-Voting    No vote
       statements for the FYE 31 DEC 2005 and the
       Auditors  report thereon

1.     Declare a final gross dividend of 16.67 Sen               Mgmt          For                            For
       per ordinary share less Malaysian Income Tax
       at 28% for the FYE 31 DEC 2005

2.     Re-elect Mr. Y. A.M. Dato  Seri Syed Anwar Jamalullail    Mgmt          For                            For
       as a Director, who retires by rotation pursuant
       to Article 114 of the Company s Articles of
       Association

3.     Re-elect Mr. Lord Killearn as a Director, who             Mgmt          For                            For
       retires by rotation pursuant to Article 114
       of the Company s Articles of Association

4.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company and to authorize
       the Directors to fix their remuneration

5.     Authorize the Directors, pursuant to Section              Mgmt          Against                        Against
       132D of the Companies Act 1965, to issue shares
       in the Company at any, upon such terms and
       conditions and for such purposes as the Directors
       may, in their absolute discretion, deem fit
       provided that the aggregate number of shares
       to be issued does not exceed 10% of the issued
       share capital of the Company for the time being,
       subject always to the approval of all the relevant
       regulatory bodies, if required, being obtained
       for such allotment and issue;  Authority expires
       until the conclusion of the next AGM




--------------------------------------------------------------------------------------------------------------------------
 MDU RESOURCES GROUP, INC.                                                                   Agenda Number:  932448889
--------------------------------------------------------------------------------------------------------------------------
        Security:  552690109
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  MDU
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD H. LEWIS                                          Mgmt          For                            For
       HARRY J. PEARCE                                           Mgmt          For                            For
       SISTER T. WELDER, O.S.B                                   Mgmt          For                            For

02     RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE               Mgmt          For                            For
       LLP AS THE COMPANY S INDEPENDENT AUDITORS FOR
       2006

03     APPROVE THE LONG TERM PERFORMANCE BASED INCENTIVE         Mgmt          For                            For
       PLAN




--------------------------------------------------------------------------------------------------------------------------
 MEDIASET SPA                                                                                Agenda Number:  700902794
--------------------------------------------------------------------------------------------------------------------------
        Security:  T6688Q107
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  IT0001063210
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 19             Non-Voting    No vote
       APR 2006 HAS BEEN POSTPONED TO 20 APR 2006.
       PLEASE ALSO NOTE THE NEW CUTOFF DATE 14 APR
       2006. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.

O.A.1  Approve balance sheet report as of 31 DEC 05,             Mgmt          For                            For
       the Board of Directors  report on Management
       s activity, the Internal and External Auditors
       reports; resolutions related there to

O.A.2  Approve earnings  distribution, resolutions               Mgmt          For                            For
       related there to

O.B    Receive consolidated balance sheet report as              Mgmt          For                            For
       of 31 DEC 05, the Board of Directors  and Internal
       Auditors  reports

O.C.3  Approve the number of Members of the Board of             Mgmt          For                            For
       Directors

O.C.4  Approve the Directors  term of office                     Mgmt          For                            For

O.C.5  Approve the Board of Directors  emolument                 Mgmt          Abstain                        Against

O.C.6  Appoint the Directors                                     Mgmt          For                            For

O.C.7  Appoint the Board of Directors  Chairman                  Mgmt          For                            For

O.D.8  Approve to set up a Stock Option Plan in favor            Mgmt          Abstain                        Against
       of the Company and the associates Companies
       employees; resolutions related there to

O.E.9  Authorize the Board of Directors to buy and               Mgmt          For                            For
       sell own shares, also taking into consideration
       the Stock Options Plans; resolutions related
       there to

E.F10  Amend some Bylaw s Articles and approve to introduce      Mgmt          For                            For
       a new one, also in accordance with the provisions
       of the Law number 262 of 28 DEC 05; to renumber
       Bylaw s Articles and adopt a new complete text

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 19             Non-Voting    No vote
       APR 2006 HAS BEEN POSTPONED TO 20 APR 2006.
       PLEASE ALSO NOTE THE NEW CUTOFF DATE 14 APR
       2006. IF YOU HAVE ALREADY SENT YOUR VOTES,
       PLEASE DO NOT RETURN THIS PROXY FORM UNLESS
       YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.
       THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 MEDIATEK INCORPORATION                                                                      Agenda Number:  700939094
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y5945U103
    Meeting Type:  AGM
    Meeting Date:  21-Jun-2006
          Ticker:
            ISIN:  TW0002454006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE

1.1    Approve the report on business operating results          Mgmt          For                            For
       for 2005

1.2    Approve to rectify the financial statements               Mgmt          For                            For
       of 2005 by the Company Supervisors

2.1    Approve the business reports and the financial            Mgmt          For                            For
       statements for 2005

2.2    Approve the distribution of profits of 2005;              Mgmt          For                            For
       cash dividend TWD 11 per share

3.1    Approve to issue the new shares from distribution         Mgmt          Against                        Against
       of profits and employees bonus; stock dividend
       100 shares per 1,000; shares from retained
       earnings subject to 20% withholding tax

3.2    Amend the Articles of Incorporation                       Mgmt          For                            For

3.3    Amend the procedures of the acquisition or disposal       Mgmt          For                            For
       of substantial assets

3.4    Re-elect the Domestic Directors and the Supervisors       Mgmt          For                            For
       of the Company

3.5    Approve to allowing Directors to hold responsibilities    Mgmt          For                            For
       with competitors

4      Other and extraordinary motions                           Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 MEDICEO PALTAC HOLDINGS CO.,LTD.                                                            Agenda Number:  700947003
--------------------------------------------------------------------------------------------------------------------------
        Security:  J3948Z101
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3268950007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 6, Commemorative Dividend
       JPY 3, Directors  bonuses JPY 128,500,000,
       Corporate Auditors  bonuses JPY 8,930,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Expand Business Lines, Increase Authorized
       Capital

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *

4.     Appoint Accounting Auditors                               Mgmt          For                            *

5.     Amend the Compensation to be received by Directors        Mgmt          For                            *
       and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 MERCK & CO., INC.                                                                           Agenda Number:  932445693
--------------------------------------------------------------------------------------------------------------------------
        Security:  589331107
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  MRK
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD T. CLARK                                          Mgmt          For                            For
       LAWRENCE A. BOSSIDY                                       Mgmt          For                            For
       WILLIAM G. BOWEN                                          Mgmt          For                            For
       JOHNNETTA B. COLE                                         Mgmt          For                            For
       WILLIAM B. HARRISON, JR                                   Mgmt          For                            For
       WILLIAM N. KELLEY                                         Mgmt          For                            For
       ROCHELLE B. LAZARUS                                       Mgmt          For                            For
       THOMAS E. SHENK                                           Mgmt          For                            For
       ANNE M. TATLOCK                                           Mgmt          For                            For
       SAMUEL O. THIER                                           Mgmt          For                            For
       WENDELL P. WEEKS                                          Mgmt          For                            For
       PETER C. WENDELL                                          Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF THE COMPANY            Mgmt          For                            For
       S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2006

03     PROPOSAL TO ADOPT THE 2007 INCENTIVE STOCK PLAN           Mgmt          For                            For

04     PROPOSAL TO ADOPT THE 2006 NON-EMPLOYEE DIRECTORS         Mgmt          For                            For
       STOCK OPTION PLAN

05     STOCKHOLDER PROPOSAL CONCERNING STOCK OPTION              Shr           Against                        For
       AWARDS

06     STOCKHOLDER PROPOSAL CONCERNING NON-DIRECTOR              Shr           For                            Against
       SHAREHOLDER VOTES

07     STOCKHOLDER PROPOSAL CONCERNING AN ANIMAL WELFARE         Shr           Against                        For
       POLICY REPORT




--------------------------------------------------------------------------------------------------------------------------
 MERCK KGAA                                                                                  Agenda Number:  700961774
--------------------------------------------------------------------------------------------------------------------------
        Security:  D5357W103
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  DE0006599905
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the annual financial statements,          Non-Voting    No vote
       the Management report as well as the consolidated
       financial statements and the Group Management
       report and the report of the Supervisory Board
       for the FY 2005

2.     Resolution on the adoption of the annual financial        Mgmt          For                            For
       statements of Merck KGAA for the YE 31 DEC
       2005

3.     Resolution on appropriation of net retained               Mgmt          For                            For
       profit for FY 2005

4.     Resolution on approving the acts of the Executive         Mgmt          For                            For
       Board for FY 2005

5.     Resolution on approving the acts of the Supervisory       Mgmt          For                            For
       Board for the FY 2005

6.     Appointment KPMG Deutsche Treuhand-Gesellschaft           Mgmt          For                            For
       Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
       Mannheim, as the Auditors for the FY 2006

7.     Resolutions on approval for concluding affiliation        Mgmt          For                            For
       contracts

8.1    Elect Prof. Dr. Rolf Krebs as a member of the             Mgmt          For                            For
       Supervisory Board

8.2    Elect Dr. Arend Oetker as a member of the Supervisory     Mgmt          For                            For
       Board

8.3    Elect Prof. Dr. Wilhelm Simson as a member of             Mgmt          For                            For
       the Supervisory Board

8.4    Elect Prof. Dr. Theo Siegert as a member of               Mgmt          For                            For
       the Supervisory Board

9.     Resolutions on amending the Articles of Incorporation     Mgmt          For                            For
       with respect to the Company gazettes

10.    Resolution on the adjustment of the total capital         Mgmt          For                            For
       and the share capital to the actual amounts
       and amend Section 4 and 5 of the Articles of
       Incorporation

11.    Resolution authorizing the exclusion of subscription      Mgmt          For                            For
       rights when utilizing the authorized capital
       by way of contributions in kind and amend Section
       5 of the Articles of Incorporation; report
       of the Executive Board on the authorization
       to exclude subscription rights in accordance
       with Section 278 Para 3, 203 Para 2 sentence
       2 AktG in conjunction with Section 186 Para
       4 sentence 2 AktG regarding this resolutions

12.    Resolution on the adjustments of Contingent               Mgmt          For                            For
       Capital III and amend Section 5 of the Articles
       of Incorporation

13.    Resolution on the adjustment of Contingent Capital        Mgmt          For                            For
       I and amend Section 5 para 4 of the Articles
       of Incorporation

14.    Resolution on amendment to Section 21, 22 and             Mgmt          For                            For
       23 of the Articles of Incorporation subsequent
       to the German Act on Corporate Integrity and
       the right to set aside resolutions of shareholders'
       meeting  UMAG

15.    Resolution on the change in participation in              Mgmt          For                            For
       the result of E. Merk and amend Section 27,
       29 and 30 of the Articles of Incorporation




--------------------------------------------------------------------------------------------------------------------------
 METRO AG, DUESSELDORF                                                                       Agenda Number:  700921631
--------------------------------------------------------------------------------------------------------------------------
        Security:  D53968125
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  DE0007257503
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Presentation of the approved financial statements,        Non-Voting    No vote
       and the approved consolidated financial statements,
       the management reports for Metro AG and the
       Metro Group for the FY 2005, including the
       report by the Supervisory Board and the resolution
       on the appropriation on the balance sheet profit

2.     Resolution on the formal approval of the acts             Mgmt          For                            For
       of the Members of the Management Board for
       the FY 2005

3.     Resolution on the formal approval of the acts             Mgmt          For                            For
       of the Members of the Supervisory Board for
       the FY 2005

4.     Election of KPMG Deutsche Treuhand-Gesellschaft           Mgmt          For                            For
       Aktiengesellschaft as the Auditor for the annual
       financial statements and the consolidated financial
       statements for the FY 2006

5.1    Elect Dr. Eckhard Cordes as the Member of the             Mgmt          For                            For
       Supervisory Board

5.2    Elect Mr. Peter Kupfer as the Member of the               Mgmt          For                            For
       Supervisory Board

6.     Resolution on the authorization to acquire Company        Mgmt          For                            For
       stock

7.     Resolution on the amendment of Article 16 of              Mgmt          For                            For
       the Articles of Association  registration for
       and attendance of the General Meeting




--------------------------------------------------------------------------------------------------------------------------
 MICROSOFT CORPORATION                                                                       Agenda Number:  932397981
--------------------------------------------------------------------------------------------------------------------------
        Security:  594918104
    Meeting Type:  Annual
    Meeting Date:  09-Nov-2005
          Ticker:  MSFT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM H. GATES III                                      Mgmt          For                            For
       STEVEN A. BALLMER                                         Mgmt          For                            For
       JAMES I. CASH JR.                                         Mgmt          For                            For
       DINA DUBLON                                               Mgmt          For                            For
       RAYMOND V. GILMARTIN                                      Mgmt          For                            For
       A. MCLAUGHLIN KOROLOGOS                                   Mgmt          For                            For
       DAVID F. MARQUARDT                                        Mgmt          For                            For
       CHARLES H. NOSKI                                          Mgmt          For                            For
       HELMUT PANKE                                              Mgmt          For                            For
       JON A. SHIRLEY                                            Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP AS THE COMPANY S INDEPENDENT AUDITOR




--------------------------------------------------------------------------------------------------------------------------
 MILLEA HOLDINGS,INC.                                                                        Agenda Number:  700949374
--------------------------------------------------------------------------------------------------------------------------
        Security:  J4276P103
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3910660004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 15,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications, Decrease Authorized Capital

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Change in the amount of remuneration              Mgmt          For                            *
       to Directors and Corporate Auditors and determination
       of remuneration to Directors and Corporate
       Auditors




--------------------------------------------------------------------------------------------------------------------------
 MINEBEA CO LTD                                                                              Agenda Number:  700990989
--------------------------------------------------------------------------------------------------------------------------
        Security:  J42884130
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3906000009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Approve
       Minor Revisions Related to the New Commercial
       Code

3.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4      Amend the Compensation to be Received by Corporate        Mgmt          For                            *
       Auditor




--------------------------------------------------------------------------------------------------------------------------
 MITSUBISHI HEAVY INDUSTRIES,LTD.                                                            Agenda Number:  700993858
--------------------------------------------------------------------------------------------------------------------------
        Security:  J44002129
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3900000005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY   4, Corporate Officers
       bonuses JPY 110,000,000 (including JPY 9,400,000
       to    the Corporate Auditors)(excluding Outside
       Directors and Auditors)

2      Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New     Commercial
       Code, Allow Use of Electronic Systems for Public
       Notifications,    Institute new provisions
       relating to the Bylaws of the Board of Directors
       and the Board of Statutory Auditors, Limit
       Liabilities of Outside Directors       (Please
       refer to the attached PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

3.14   Appoint a Director                                        Mgmt          For                            *

3.15   Appoint a Director                                        Mgmt          For                            *

3.16   Appoint a Director                                        Mgmt          For                            *

3.17   Appoint a Director                                        Mgmt          For                            *

4      Grant of Retirement Allowance to Retiring Directors       Mgmt          Abstain                        *
       and Final Payment to      Directors and Statutory
       Auditors upon Termination of Retirement Allowance
       System

5      Amend the Compensation to be Received by Directors        Mgmt          For                            *
       and Corporate Auditors

6      Grant of Stock Acquisition Rights to Directors            Mgmt          For                            *
       as Stock Options for           Stock-linked
       Compensation




--------------------------------------------------------------------------------------------------------------------------
 MITSUI FUDOSAN CO.,LTD.                                                                     Agenda Number:  700997630
--------------------------------------------------------------------------------------------------------------------------
        Security:  J4509L101
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3893200000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY   5, Directors  bonuses
       JPY 167,000,000

2      Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New     Commercial
       Code, Allow Use of Electronic Systems for Public
       Notifications,    Shorten the period between
       notification and convocation of Board Meeting
       and  stream line processes involved in convocation,
       Exempt All Directors and       Corporate Auditors
       from liabilities, Limit Liabilities of Outside
       Directors   and Auditors (Please refer to the
       attached PDF files.)




--------------------------------------------------------------------------------------------------------------------------
 MITSUI SUMITOMO INSURANCE COMPANY,LIMITED                                                   Agenda Number:  700990369
--------------------------------------------------------------------------------------------------------------------------
        Security:  J45174109
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3888200007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 9

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications (Please refer to the attached
       PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Appoint a Substitute Corporate Auditor                    Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 MITSUI TRUST HOLDINGS INC, TOKYO                                                            Agenda Number:  701013485
--------------------------------------------------------------------------------------------------------------------------
        Security:  J6150N104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3892100003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Allow Use  of Electronic Systems for Public
       Notifications, Appoint Independent Auditors,
       Approve Minor Revisions Related to the New
       Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate         Auditors




--------------------------------------------------------------------------------------------------------------------------
 MIZUHO FINANCIAL GROUP,INC.                                                                 Agenda Number:  700949209
--------------------------------------------------------------------------------------------------------------------------
        Security:  J4599L102
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3885780001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits                          Mgmt          For                            *

2.     Approve Repurchase of the Company s Own Stock             Mgmt          For                            *
       (Preferred Stock)

3.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

4.1    Elect a Director                                          Mgmt          For                            *

4.2    Elect a Director                                          Mgmt          For                            *

5.     Appoint a Corporate Auditor                               Mgmt          For                            *

6.     Grant Retirement Allowances to the retiring               Mgmt          Abstain                        *
       Corporate Auditor




--------------------------------------------------------------------------------------------------------------------------
 MONTPELIER RE HOLDINGS LTD                                                                  Agenda Number:  932498048
--------------------------------------------------------------------------------------------------------------------------
        Security:  G62185106
    Meeting Type:  Annual
    Meeting Date:  23-May-2006
          Ticker:  MRH
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ANTHONY TAYLOR*                                           Mgmt          For                            For
       ALLAN W. FULKERSON*                                       Mgmt          For                            For
       K. THOMAS KEMP*                                           Mgmt          For                            For
       MORGAN W. DAVIS**                                         Mgmt          For                            For
       CLEMENT S. DWYER, JR***                                   Mgmt          For                            For
       CANDACE L. STRAIGHT***                                    Mgmt          For                            For

02     TO ELECT THE DESIGNATED COMPANY DIRECTORS IN              Mgmt          For                            For
       RESPECT OF MONTPELIER REINSURANCE LTD., A WHOLLY-OWNED
       REINSURANCE COMPANY ORGANIZED UNDER THE LAWS
       OF BERMUDA.

03     TO APPOINT PRICEWATERHOUSECOOPERS, AN INDEPENDENT         Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM, OF HAMILTON,
       BERMUDA AS THE COMPANY S INDEPENDENT AUDITOR
       FOR 2006 AND TO AUTHORIZE THE COMPANY S BOARD,
       ACTING BY THE COMPANY S AUDIT COMMITTEE, TO
       SET THEIR REMUNERATION.




--------------------------------------------------------------------------------------------------------------------------
 MONTPELIER RE HOLDINGS LTD                                                                  Agenda Number:  932543778
--------------------------------------------------------------------------------------------------------------------------
        Security:  G62185106
    Meeting Type:  Special
    Meeting Date:  16-Jun-2006
          Ticker:  MRH
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO APPROVE THE REDUCTION OF THE COMPANY S SHARE           Mgmt          For                            For
       PREMIUM ACCOUNT FROM $1,716.2 MILLION TO ZERO
       AND THE CREDIT OF THE AMOUNT SO REDUCED TO
       THE COMPANY S CONTRIBUTED SURPLUS TO BE EFFECTIVE
       AS OF THE DATE OF THE APPROVAL.




--------------------------------------------------------------------------------------------------------------------------
 MURATA MANUFACTURING COMPANY,LTD.                                                           Agenda Number:  700947205
--------------------------------------------------------------------------------------------------------------------------
        Security:  J46840104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3914400001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 40, Directors  bonuses
       JPY 120,000,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL GRID TRANSCO PLC                                                                   Agenda Number:  932369766
--------------------------------------------------------------------------------------------------------------------------
        Security:  636274102
    Meeting Type:  Annual
    Meeting Date:  25-Jul-2005
          Ticker:  NGG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     TO RECEIVE THE ANNUAL REPORT AND ACCOUNTS                 Mgmt          For                            For

A2     TO DECLARE A FINAL DIVIDEND                               Mgmt          For                            For

A3     DIRECTOR
       JOHN ALLAN                                                Mgmt          For                            For
       PAUL JOSLOW                                               Mgmt          For                            For
       ROGER URWIN                                               Mgmt          For                            For
       JOHN GRANT                                                Mgmt          For                            For
       STEVE HOLLIDAY                                            Mgmt          For                            For

A8     TO REAPPOINT PRICEWATERHOUSECOOPERS LLP AS AUDITORS       Mgmt          For                            For
       AND SET THEIR REMUNERATION

A9     TO APPROVE THE DIRECTORS  REMUNERATION REPORT             Mgmt          For                            For

A10    TO CHANGE THE NAME OF THE COMPANY TO NATIONAL             Mgmt          For                            For
       GRID PLC (SPECIAL RESOLUTION)

A11    TO AMEND THE MEMORANDUM OF ASSOCIATION (SPECIAL           Mgmt          For                            For
       RESOLUTION)

A12    TO ADOPT NEW ARTICLES OF ASSOCIATION (SPECIAL             Mgmt          For                            For
       RESOLUTION)

E1     TO APPROVE THE RETURN OF CASH (SPECIAL RESOLUTION)        Mgmt          For                            For

E2     TO AUTHORISE THE DIRECTORS TO ALLOT SHARES                Mgmt          For                            For

E3     TO DIS-APPLY PRE-EMPTIONS RIGHTS (SPECIAL RESOLUTION)     Mgmt          For                            For

E4     TO AUTHORISE THE COMPANY TO PURCHASE ITS OWN              Mgmt          For                            For
       SHARES (SPECIAL RESOLUTION)

E5     TO AMEND THE ARTICLES OF ASSOCIATION (SPECIAL             Mgmt          For                            For
       RESOLUTION)




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL GRID TRANSCO PLC                                                                   Agenda Number:  700767607
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6375K102
    Meeting Type:  EGM
    Meeting Date:  25-Jul-2005
          Ticker:
            ISIN:  GB0031223877
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve that: the conditional on the admission            Mgmt          For                            For
       to the Daily Official List of the UK Listing
       Authority and to trading on the London Stock
       Exchange plc s market for listed securities
       becoming effective   Listing   by 8.OOam on
       01 AUG 2005  or such later time and/or date
       as the Directors may determine  of non-cumulative
       preference shares of 10 pence each  the  B
       shares   and ordinary shares of 11 17/43 pence
       each (the  New Ordinary Shares ) having the
       rights and restrictions as specified in the
       Articles of Association of the Company are
       to be amended pursuant to resolution 5 below:
       a  the authorized share capital of the Company
       to increased from GBP 500 million to GBP 815
       million by the creation of 3,150 million B
       Shares of 10 pence each; b  authorize the Directors:
       to capitalize a maximum sum not exceeding GBP
       315 million standing to the credit of the Company
       s share premium account and to apply such sum
       in paying up in full the B Shares and pursuant
       to Section 80 of the Companies Act 1985  as
       amended   the  Companies Act   to allot and
       issue such B shares credited as fully paid
       up, up to an aggregate nominal amount of GBP315
       million to the holders of the ordinary shares
       in the Company  the  Existing Ordinary Shares
       on the basis of 1B share for each existing
       ordinary share held and recorded on the register
       of Members of the Company at 500pm on 29 JUL
       2005  or such other time and/or date as the
       Directors may determine ,  authority expires
       at the earlier of the conclusion of the AGM
       in 2006 or 15 months ; c  each existing ordinary
       share as shown in the register of Members of
       the Company at 5.OOpm on 29 JUL 2005  or such
       other time and/or date as the Directors may
       determine  is subdivided into 43 shares of
       10/43 pence each and forthwith upon such subdivision
       every 49 shares of 10/43 pence each resulting
       from such subdivision is consolidated into
       1 new ordinary share of 11 17/43 pence, provided
       that no member shall be entitled, to a fraction
       of a share and all fractional entitlements
       arising out of such subdivision or consolidation
       shall be aggregated into new ordinary shares
       and the whole number of new ordinary shares
       so arising and any remaining shares of 10/43
       pence sold and the net proceeds of sale in
       excess of GBP1 distributed in due proportion
       among those Shareholders who would otherwise
       be entitled to such fractional entitlements
       and any proceeds of sales not exceeding GBP
       l retained by the Company and donated to a
       charity of the Company s choice; d) following
       the capitalization issue referred to in paragraph
       (b) above and the subdivision and the consolidation
       referred to in paragraph (c) above, each authorized
       but unissued existing ordinary share  up to
       such number as will result in a whole number
       of new ordinary shares and any balance remaining
       unconsolidated  is subdivided into 43 shares
       of 10/43 pence each and forthwith upon such
       subdivision every 49 shares of 10/43 pence
       each resulting from such subdivision is consolidated
       into a new ordinary share; e  authorize the
       Company, to make market purchases  Section
       163(3) of the Companies Act   of B shares 10%
       of the total number of the B shares created,
       at a minimum price of 10 pence for each B shares
       free of all dealing expenses and the commissions
       not more than 65 pence for each B share  free
       of all dealing expenses and the commissions
       Authority expires the earlier of the conclusion
       of the next AGM in 2006 or 15 months ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry;
       f  approve and authorized for the purposes
       of Section 165 of the Companies Act the terms
       of the contract between: 1  JPMorgan Cazenove
       Limited   JPMorgan Cazenove  ; and 2  the Company
       under which JPMorgan Cazenove will be entitled
       to require the Company to purchase B shares
       from them  a draft of which is produced to
       the meeting and signed for the purposes of
       identification by the Chairman  and  Authority
       and approval expire on 18 months

2.     Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority and for the purpose
       of Section 80 of the Companies Act, to allot
       relevant securities  Section 80(2) of the Companies
       Act  up to an aggregate nominal amount of GBP
       103 million;  Authority expires on 24 JUL 2010
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.3    Authorize the Directors, in substitution for              Mgmt          For                            For
       any existing authority, and pursuant to Section
       95 of the Companies Act, to allot equity securities
       Section 94(2) of the Companies Act  for cash
       pursuant to the general authority conferred
       by Resolution 2 and/or to sell equity securities
       held as treasury shares for cash pursuant to
       Section 162D of the Companies Act, disapplying
       the statutory pre-emption rights  Section 89(1)
       of the Companies Act , provided that this power
       is limited to the allotment and/or sale of
       equity securities: a) in connection with a
       rights issue in favor of ordinary shareholders
       excluding any holder of the treasury share
       ; b) up to an aggregate nominal amount of GBP
       15 millions;  Authority expires on 24 JUL 2010
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.4    Authorize the Company, to make market purchases           Mgmt          For                            For
       Section 163(3) of the Companies Act  of up
       to 271,185,097 new ordinary shares upon Resolution
       1 being passed or 309,024,879 existing ordinary
       shares if Resolution 1 is not passed, at a
       minimum price of 11 17/43 pence for each new
       ordinary shares upon passing of Resolution
       1 or 10 pence for existing share if Resolution
       1 is not passed  and not more than 105% above
       the average market value for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days;  Authority
       expires the earlier of the conclusion of the
       next AGM in 2006 or 15 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

S.5    Amend the Articles of Association of the Company          Mgmt          For                            For
       as specifies and initialed for the identification
       by the Chairman




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL GRID TRANSCO PLC                                                                   Agenda Number:  700767835
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6375K102
    Meeting Type:  AGM
    Meeting Date:  25-Jul-2005
          Ticker:
            ISIN:  GB0031223877
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report and accounts for th YE 31              Mgmt          For                            For
       MAR 2005 and the Auditors  report on the accounts

2.     Declare a final dividend of 15.2 pence per ordinary       Mgmt          For                            For
       share  USD 1.3869 per American Depositary share
       for the YE 31 MAR 2005

3.     Re-appoint Mr. John Allan as a Director                   Mgmt          For                            For

4.     Re-appoint Mr. Paul Joskow as a Director                  Mgmt          For                            For

5.     Re-appoint Mr. Roger Urwin as a Director                  Mgmt          For                            For

6.     Re-appoint Mr. John Grant as a Director                   Mgmt          For                            For

7.     Re-appoint Mr. Steve Holliday as a Director               Mgmt          For                            For

8.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Company s Auditors until the conclusion of
       the next GM at which accounts are laid before
       the Company and authorize the Directors to
       set the Auditors  remuneration

9.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 MAR 2005

s.10   Approve that the name of the Company be changed           Mgmt          For                            For
       to National Grid Plc

S.11   Amend the Company s Memorandum of Association             Mgmt          For                            For
       by inserting a sentence in Clause 4.39 and
       (i) to provided a Director with funds to meet
       expenditure incurred or to be incurred by him
       in defending any criminal or civil proceedings
       or in connection with any application under
       those provision of the Companies Act 1985 Act
       1985  Section 337A(2) of the Act  and to do
       anything to enable a Director to avoid incurring
       such expenditure

S.12   Approve to adopt new  Plain English  Articles             Mgmt          For                            For
       of Association, to replace the Company existing
       Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 NATIONAL THERMAL POWER CORP LTD                                                             Agenda Number:  700801447
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y6206E101
    Meeting Type:  AGM
    Meeting Date:  23-Sep-2005
          Ticker:
            ISIN:  INE733E01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005 and the profit and loss account
       for the FYE as on that date together with the
       reports of the Board of Directors and the Auditors
       thereon

2.     Approve to confirm the interim dividend and               Mgmt          For                            For
       declare a final dividend for the year 2004-2005

3.     Re-appoint Shri. T. Sankaralingam as a Director,          Mgmt          For                            For
       who retires by rotation

4.     Re-appoint Shri. Chandan Roy as a Director,               Mgmt          For                            For
       who retires by rotation

5.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

S.6    Approve, pursuant to Section 21 the provisions,           Mgmt          For                            For
       if any, of the Companies Act, 1956 and subject
       to the approvals of the Central Government,
       to change the change the name of the Company
       from the existing   National Thermal Power
       Corporation Limited   to the new name   NTPC
       Limited  ; amend, upon the said change in the
       name of the Company becoming complete and effective,
       the Memorandum and Articles of Association
       of the Company by substituting the new name
       in all the places where it appears in the Memorandum
       and the Articles of Association of the Company;
       and authorize the Directors to do all such
       acts, deeds and things as may be deemed expedient
       and necessary to give effect to this resolution




--------------------------------------------------------------------------------------------------------------------------
 NESTLE SA, CHAM UND VEVEY                                                                   Agenda Number:  700890052
--------------------------------------------------------------------------------------------------------------------------
        Security:  H57312466
    Meeting Type:  OGM
    Meeting Date:  06-Apr-2006
          Ticker:
            ISIN:  CH0012056047
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No Action                      *
       IN THIS MARKET.  PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No Action                      *
       MEETING NOTICE SENT UNDER MEETING 288474, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.     Approve the 2005 annual repot, accounts of Nestle         Mgmt          No Action
       S.A. and of the Nestle Group, reports of the
       Auditors

2.     Grant discharge to the Board of Directors and             Mgmt          No Action
       the Management

3.     Approve the appropriation of profits resulting            Mgmt          No Action
       from the balance sheet of Nestle S.A.

4.     Approve to reduce the capital and amend Article           Mgmt          No Action
       5 of the Articles of Association

5.     Elect the Board of Directors                              Mgmt          No Action

6.     Approve the mandate by shareholders to the Board          Mgmt          No Action
       of Directors to revise the Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 NEWCREST MNG LTD                                                                            Agenda Number:  700817084
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q6651B114
    Meeting Type:  AGM
    Meeting Date:  27-Oct-2005
          Ticker:
            ISIN:  AU000000NCM7
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       263844 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU

       Receive and approve the financial reports of              Non-Voting    No vote
       the Company and its controlled entities for
       the YE 30 JUN 2005 and the reports of the Directors
       and the Auditors thereon

1.     Re-elect Dr. Nora Scheinkestel as a Director,             Mgmt          For                            For
       who retires by rotation in accordance with
       Rule 69 of the Company s Constitution

2.     Re-elect Mr. Michael  Mike  O Leary as a Director,        Mgmt          For                            For
       who retires by rotation in accordance with
       Rule 69 of the Company s Constitution

S.3    Amend the Company s Constitution, pursuant to             Mgmt          For                            For
       Section 136(2) and 648G of the Corporations
       Act 2001  Cth  as specified

4.     Adopt the remuneration report for the Company             Mgmt          For                            For
       included in the report of the Directors  for
       the YE 30 JUN 2005

5.     Approve that the aggregate sum per annum available        Mgmt          For                            For
       for payment to the Non-Executive Directors
       of the Company in accordance with Rule 58 of
       the Company s Constitution and Australian Stock
       Exchange Listing Rule 10.17, as remuneration
       for their services, be increased by AUD 300,000
       from AUD 1,000,000 up to a maximum sum of AUD
       1,300,000 per annum

6.     Approve, for all purposes under the Corporation           Mgmt          For                            For
       Act 2001  Cth  and the Australian Stock Exchange
       Listing Rule  including for the purposes of
       Exception 9 to Listing Rule 7.1  for: a) the
       establishment of a plan, to be called the Restricted
       share Plan  Plan , for the provision of retention
       benefit and medium term incentive to employees
       including Executive Directors  of the Company
       and its subsidiaries  employees ; b) the issue
       of rights over, or interest in, fully paid
       ordinary shares in the Company to employees
       under the Plan; and c) the issue and transfer
       of fully paid ordinary shares in the Company
       and the provision of benefits, to employees
       under the Plan, in accordance with the Plan
       rules submitted to the meeting and signed by
       the Chairman of this meeting for identification,
       as specified

7.     Approve, subject to the passing of Resolution             Mgmt          For                            For
       6 and for all purposes under the Corporation
       Act 2001  Cth  and the Australian Stock Exchange
       Listing Rule  including Listing Rule 10.14
       , for the issue up to 35,000 Rights to the
       Managing Director of the Company, Mr. Anthony
       Palmer, under the terms contained in the Company
       s Restricted Share Plan submitted to this meeting
       for the purposes of Resolution 6, as specified




--------------------------------------------------------------------------------------------------------------------------
 NIPPON EXPRESS CO.,LTD.                                                                     Agenda Number:  700949211
--------------------------------------------------------------------------------------------------------------------------
        Security:  J53376117
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3729400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 4, Corporate Officers
       bonuses JPY 115,000,000 (including JPY 16,000,000
       to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Expand               Mgmt          For                            *
       Business Lines, Approve Revisions Related to
       the New Commercial Code, Allow Use of Electronic
       Systems for Public Notifications

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *

3.14   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Approve Retirement Bonus for retiring Directors           Mgmt          Abstain                        *
       and Corporate Auditors; Due to the abolishment
       of the Retirement Bonus System, Grant accrued
       benefits to continuing Directors and Corporate
       Auditors

6.     Amend the Compensation to be received by Directors        Mgmt          For                            *
       and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 NIPPONKOA INSURANCE COMPANY,LIMITED                                                         Agenda Number:  700949413
--------------------------------------------------------------------------------------------------------------------------
        Security:  J5428G115
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3693200002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 7.5, Directors  bonuses
       JPY 47,350,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications, Reduce Board Size

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Amend the Compensation to be received by Directors        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 NISSIN FOOD PRODUCTS CO LTD                                                                 Agenda Number:  701018738
--------------------------------------------------------------------------------------------------------------------------
        Security:  J58063124
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3675600005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          No Action                      *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          No Action                      *
       System for Outside Auditors, Adopt Reduction
       of Liability System for Outside Directors,
       Allow Disclosure   of Shareholder Meeting Materials
       on the Internet, Appoint Independent
       Auditors, Approve Minor Revisions Related
       to the New Commercial Code, Appoint Supplementary
       Auditors

3      Appoint a Supplementary Auditor                           Other         No Action                      *

4      Approve Provision of Retirement Allowance for             Mgmt          No Action                      *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 NITORI CO LTD, SAPPORO                                                                      Agenda Number:  700951660
--------------------------------------------------------------------------------------------------------------------------
        Security:  J58214107
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  JP3756100008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the profit appropriation for No. 34               Mgmt          For                            For
       term: dividends for the current term be JPY
       10 per share  JPY 20 on a yearly basis

2.     Approve the partial amendments to the Company             Mgmt          For                            For
       s Articles of Incorporation, according to the
       new Company Law

3.1    Elect Mr. Akio Nitori as a Director of the Company        Mgmt          For                            For

3.2    Elect Mr. Kiyoshi Sugiyama as a Director of               Mgmt          For                            For
       the Company

3.3    Elect Mr. Toshiyuki Shirai as a Director of               Mgmt          For                            For
       the Company

3.4    Elect Mr. Masanori Ikeda as a Director of the             Mgmt          For                            For
       Company

3.5    Elect Mr. Yoshihiro Kanehira as a Director of             Mgmt          For                            For
       the Company

3.6    Elect Mr. Shoushin Komiya as a Director of the            Mgmt          For                            For
       Company

3.7    Elect Mr. Hideo Hasegawa as a Director of the             Mgmt          For                            For
       Company

4.     Elect Mr. Katsukuni Ueno as the Alternate Statutory       Mgmt          For                            For
       Auditor




--------------------------------------------------------------------------------------------------------------------------
 NITTO DENKO CORPORATION                                                                     Agenda Number:  700946974
--------------------------------------------------------------------------------------------------------------------------
        Security:  J58472119
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  JP3684000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 30, Directors  bonuses
       JPY 190,000,000

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

4.     Approve to Amend the Compensation to be Received          Mgmt          For                            *
       by Directors as Stock Option




--------------------------------------------------------------------------------------------------------------------------
 NOK CORP (FORMERLY NIPPON OIL SEAL INDUSTRY CO LTD), TOKYO                                  Agenda Number:  701007595
--------------------------------------------------------------------------------------------------------------------------
        Security:  J54967104
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3164800009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of Liability           Mgmt          For                            *
       System for Directors and      Auditors, Allow
       Disclosure of Shareholder Meeting Materials
       on the Internet,  Appoint Independent Auditors,
       Approve Minor Revisions Related to the New
       Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 NOKIA CORP                                                                                  Agenda Number:  700874236
--------------------------------------------------------------------------------------------------------------------------
        Security:  X61873133
    Meeting Type:  AGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  FI0009000681
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MULTIPLE BENEFICAL OWNER INFORMATION NOTE: MARKET         Non-Voting    No vote
       RULES REQUIRE ADP TO DISCLOSE BENEFICIAL OWNER
       INFORMATION FOR ALL VOTED ACCOUNTS. IF AN ACCOUNT
       HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL NEED
       TO PROVIDE THE BREAKDOWN OF EACH BENEFICIAL
       OWNER NAME, ADDRESS AND SHARE POSITION TO YOUR
       ADP CLIENT SERVICE REPRESENTATIVE. THIS INFORMATION
       IS REQUIRED IN ORDER FOR ADP TO LODGE YOUR
       VOTE.

1.     Receive the annual accounts                               Mgmt          For                            For

2.     Approve the income statements and the balance             Mgmt          For                            For
       sheets

3.     Approve the profit for the year and payment               Mgmt          For                            For
       of dividend of EUR 0.37 per share for FY 2005
       to the shareholders registered in the Register
       of Shareholders held by Finnish Central Securities
       Depository Ltd on the record date 04 APR 2006;
       dividend will be paid on 21 APR 2006

4.     Grant discharge to the Chairman, the Member               Mgmt          For                            For
       of the Board of Directors and the President,
       from liability

5.     Approve the remuneration payable to the Members           Mgmt          For                            For
       of Board of Directors

6.     Approve the number of Board Members be 10                 Mgmt          For                            For

7.1    Re-elect Mr. Paul J. Collins as a Board Member            Mgmt          For                            For
       until the next AGM

7.2    Re-elect Mr. Georg Ehrnrooth as a Board Member            Mgmt          For                            For
       until the next AGM

7.3    Re-elect Mr. Daniel R. Hesse as a Board Member            Mgmt          For                            For
       until the next AGM

7.4    Re-elect Mr. Bengt Holmstorm as a Board Member            Mgmt          For                            For
       until the next AGM

7.5    Re-elect Mr. Per Karlsson as a Board Member               Mgmt          For                            For
       until the next AGM

7.6    Re-elect Mr. Edouard Michelin as a Board Member           Mgmt          For                            For
       until the next AGM

7.7    Re-elect Mr. Jorma Ollila as a Board Member               Mgmt          For                            For
       until the next AGM

7.8    Re-elect Mr. Majorie Scardino as a Board Member           Mgmt          For                            For
       until the next AGM

7.9    Re-elect Mr. Vesa Vainio as a Board Member until          Mgmt          For                            For
       the next AGM

7.10   Elect Mr. Keijo Suila as a Board Member                   Mgmt          For                            For

8.     Approve the external Auditor that will be elected         Mgmt          For                            For
       be reimbursed according to the Auditors Invoice,
       and in compliance with the purchase policy
       approved by the Board s Audit Committee

9.     Re-elect PricewaterhouseCoopers Oy as the Auditor         Mgmt          For                            For
       for FY 2006

10.    Approve the Board of Directors, to reduce the             Mgmt          For                            For
       share capital by a minimum of EUR 15,660,600
       and a maximum of EUR 22,962,600 through cancellation
       of a minimum of 261,010,000 and maximum of
       382,710,000 Nokia shares held by the Company
       prior to the AGM; and that the share capital
       be reduced by transfer of the aggregate par
       value of the shares to be cancelled from the
       share capital to the share premium capital

11.    Authorize the Board, to increase the share capital        Mgmt          Against                        Against
       of the Company with a maximum of EUR 48,540,000
       and approve to issue, as a result of share
       issuance, an aggregate maximum of 809 Million
       new shares at a subscription price and on the
       terms and conditions as decided by the Board;
       and approve to disapply the shareholders  pre-emptive
       rights to the Company s shares provided that
       from the Company s perspective important financial
       grounds exist and to determine that a share
       subscription may be made against payment in
       kind or otherwise on certain terms;  Authority
       expires on 30 MAR 2007

12.    Authorize the Board, to repurchase a maximum              Mgmt          For                            For
       of 405 Million Nokia shares by using unrestricted
       shareholders  equity and repurchases will reduce
       funds available for distribution of profits
       in order to develop the capital structure of
       the Company which includes carrying out the
       announced projection for a stock repurchase
       plan and in addition the share may be repurchased
       under the proposed authorization in order to
       finance or carry out acquisitions or other
       arrangements, to settle the Company s equity-based
       incentive plans, to be transferred for other
       purchases or to be cancelled a) through a tender
       offer made to all the shareholder on equal
       terms and for an equal price determined by
       the Board; b) through public trading the rules
       of which allow companies to trade with their
       own shares and in this case the shares will
       be repurchased in another proportion than that
       of holdings of the shareholders and in repurchases
       through public trading, the Company will follow
       the rules and guidelines of the relevant stock
       exchange, and the repurchase price must be
       based on the market price of the Nokia shares
       in public trading and in repurchases through
       public trading disapplying the shareholders
       pre-emptive rights the Board will act based
       on from the Company s perspective important
       financial grounds; and according to the new
       Finnish Companies Act referred to under item
       11, the General Meeting of shareholders could
       resolve on the authorization for the Board
       of repurchase own shares for a period of up
       to 18 months and in the event that the new
       Companies Act has been approved by the time
       of the AGM and enters into force latest on
       30 MAR 2007, and Authority expires on 30 MAR
       2007

13.    Authorize the Board, to dispose a maximum of              Mgmt          For                            For
       405 Million Nokia shares and to resolve to
       whom, under which terms and conditions and
       how many shares are disposed at a price determined
       by the Board, also for the consideration in
       kind and to dispose the shares in another proportion
       than that of the shareholders  pre-emptive
       rights to the Company s shares, provided that
       from the Company s perspective important financial
       ground exist; and according to the new Finnish
       Companies Act referred to under item 11, the
       general meeting of shareholders could resolve
       on the authorization for the Board to dispose
       own shares for a period of upto 5 years and
       in the event that the new Companies Act has
       been approved by the time of the AGM and enters
       into force latest on 30 MAR 2007 and authority
       expires on 30 MAR 2007




--------------------------------------------------------------------------------------------------------------------------
 NORSK HYDRO ASA                                                                             Agenda Number:  700905675
--------------------------------------------------------------------------------------------------------------------------
        Security:  R61115102
    Meeting Type:  AGM
    Meeting Date:  09-May-2006
          Ticker:
            ISIN:  NO0005052605
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET.  ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED.  SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP.  THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

1.     Approve the financial statements and annual               Mgmt          For                            For
       report for 2005 of Norsk Hydro ASA and the
       group, including the payment of income and
       dividends of NOK 22 per share

2.     Approve the guidelines for the remuneration               Mgmt          For                            For
       of Executive Management

3.     Approve the Auditors remuneration                         Mgmt          For                            For

4.     Elect the Members and Deputy Members of the               Mgmt          For                            For
       Corporate assembly

5.     Approve the remuneration of Members of Corporate          Mgmt          For                            For
       assembly

6.     Approve the 5:1 share split                               Mgmt          For                            For

7.     Approve the NOK 30.4 million share capital reduction      Mgmt          For                            For
       by means of the cancellation of 4.7 million
       treasury shares and redemption of 3.6 million
       shares held by Norwegian state

8.     Approve the revocation of the remaining part              Mgmt          For                            For
       of the authorization for buy-back of treasury
       shares

9.     Authorize Share Repurchase Program and cancellation       Mgmt          For                            For
       of the Repurchased shares

10.    PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Approve the bonus schemes shall not
       form part of the compensation of the President
       and CEO, i.e. the head of the operational leadership




--------------------------------------------------------------------------------------------------------------------------
 NORSKE SKOGINDUSTRIER ASA                                                                   Agenda Number:  700802677
--------------------------------------------------------------------------------------------------------------------------
        Security:  R80036115
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2005
          Ticker:
            ISIN:  NO0004135633
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

1.     Approve a capital increase through subscription           Mgmt          For                            For
       of new shares in Norske Skogindustrier ASA;
       the share capital will be increased by a minimum
       of NOK 222,222,220 and a maximum of NOK 1,000,000,000
       through the issue of a minimum of 22,222,222
       and a maximum of 100,000,000 shares; each share
       will have a nominal value of NOK 10; the final
       number of shares issued will be determined
       when the Board has fixed the subscription price,
       and will correspond to the number of shares
       which provides the Company with a gross issue
       amount approximately equal to NOK 4.000.000.000




--------------------------------------------------------------------------------------------------------------------------
 NORSKE SKOGINDUSTRIER ASA                                                                   Agenda Number:  700914206
--------------------------------------------------------------------------------------------------------------------------
        Security:  R80036115
    Meeting Type:  AGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  NO0004135633
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

1.     Approve the annual account and the annual report          Mgmt          For                            For
       for 2005 Norske Skongindustrier ASA and the
       Group

2.     Approve the allocation of years net loss and              Mgmt          For                            For
       dividends of NOK 5.50 per share

3.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Corporate assembly with the amount of NOK 140,000
       for the Chairman and NOK 5,400 for other Members

4.     Approve the remuneration of the Auditors                  Mgmt          Abstain                        Against

5.1    Elect Mr. Emil Aubert as a Member of the Corporate        Mgmt          For                            For
       Assembly

5.2    Elect Mr. Ole Bakke as a Member of the Corporate          Mgmt          For                            For
       Assembly

5.3    Elect Mr. Halvard Saether as a Member of the              Mgmt          For                            For
       Corporate Assembly

5.4    Elect Mr. Christian Ramberg as a Member of the            Mgmt          For                            For
       Corporate Assembly

5.5    Elect Mr. Helge Evju as a Member of the Corporate         Mgmt          For                            For
       Assembly

5.6    Elect Mr. Tom Ruud as a Member of the Corporate           Mgmt          For                            For
       Assembly

5.7    Elect Mr. Birgitta Naess as a Member of the               Mgmt          For                            For
       Corporate Assembly

5.8    Elect Mr. Svein Haare as a Member of the Deputy           Mgmt          For                            For
       Member of Corporate Assembly

5.9    Elect Mr. Hege Huse as a Member of the Deputy             Mgmt          For                            For
       Member of Corporate Assembly

5.10   Elect Mr. Kjersti Narum as a Member of the Deputy         Mgmt          For                            For
       Member of Corporate Assembly

5.11   Elect Mr. Siv Christensen as a Member of the              Mgmt          For                            For
       Deputy Member of Corporate Assembly

6.1    Re-elect Mr. Helge Evju as a Member of Nominating         Mgmt          For                            For
       Committee

6.2    Re-elect Mr. Gunn Waersted as a Member of Nominating      Mgmt          For                            For
       Committee

6.3    Elect Mr. Ole Bakke as a new Member of Nominating         Mgmt          For                            For
       Committee

7.     Grant authority to repurchase up to 10% of issued         Mgmt          For                            For
       share capital




--------------------------------------------------------------------------------------------------------------------------
 NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)                                                Agenda Number:  700879591
--------------------------------------------------------------------------------------------------------------------------
        Security:  K7314N145
    Meeting Type:  AGM
    Meeting Date:  08-Mar-2006
          Ticker:
            ISIN:  DK0010280817
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

1.     Approve the Board of Directors  oral report               Mgmt          For                            For
       on the Company s activities in the past FY

2.     Receive and adopt the audited annual report               Mgmt          For                            For
       2005 and approve the remuneration of the Board
       of Directors

3.     Approve to distribute the profit according to             Mgmt          For                            For
       the adopted annual report 2005 and the dividend
       for 2005 is DKK 6 for each Novo Nordisk B share
       of DKK 2 and for each Novo Nordisk A share
       of DKK 2

4.1    Re-elect Mr. Sten Scheibye as a Member to the             Mgmt          For                            For
       Board of Directors

4.2    Re-elect Mr. Goran A. Ando as a Member to the             Mgmt          For                            For
       Board of Directors

4.3    Re-elect Mr. Kurt Briner as a Member to the               Mgmt          For                            For
       Board of Directors

4.4    Re-elect Mr. Henrik Gurtler as a Member to the            Mgmt          For                            For
       Board of Directors

4.5    Re-elect Mr. Niels Jacobsen as a Member to the            Mgmt          For                            For
       Board of Directors

4.6    Re-elect Mr. Kurt Anker Nielsen as a Member               Mgmt          For                            For
       to the Board of Directors

4.7    Re-elect Mr. Jorgen Wedel as a Member to the              Mgmt          For                            For
       Board of Directors

5.     Re-elect PricewaterhouseCoopers as the Auditors           Mgmt          For                            For

6.     Approve to reduce the Company s B share capital           Mgmt          For                            For
       from DKK 601,901,120 to DKK 566,432,800 using
       17,734,160 B shares of DKK 2 of the Company
       s portfolio of own B shares, nominally DKK
       35,468,320, corresponding to 5% of total share
       capital and the Company s share capital will
       then amount to DKK 673,920,000 dividend into
       A share capital of DKK 107,487,200 and B share
       capital of DKK 566,432,800

7.     Adopt the new Article 8.5 in the Articles of              Mgmt          For                            For
       Association of the Company

8.     Authorize the Board of Directors, to allow the            Mgmt          For                            For
       Company to acquire own shares of up to 10%
       of the share capital at a price quoted on the
       date of purchase with a deviation up to 10%,
       cf. Article 48 of the Danish Public Companies
       Act;  Authority expires at the next AGM

9.     Miscellaneous                                             Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 O2 PLC, SLOUGH                                                                              Agenda Number:  700759408
--------------------------------------------------------------------------------------------------------------------------
        Security:  G68436107
    Meeting Type:  AGM
    Meeting Date:  27-Jul-2005
          Ticker:
            ISIN:  GB00B05KYV34
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements and the statutory        Mgmt          For                            For
       reports

2.     Declare a final dividend of 2.25 pence per share          Mgmt          For                            For
       for the FYE 31 MAR 2005 to be paid on 26 AUG
       2005 to the holders of ordinary shares who
       were on the register of Members on 05 AUG 2005

3.     Approve the remuneration report                           Mgmt          For                            For

4.     Elect Mr. Rudolf Lamprecht as a Director                  Mgmt          For                            For

5.     Elect Mr. Kathleen O  Donovan as a Director               Mgmt          For                            For

6.     Re-elect Mr. David Arculus as a Director                  Mgmt          For                            For

7.     Re-elect Mr. David Chance as a Director                   Mgmt          For                            For

8.     Re-elect Mr. Rudolf Groger as a Director                  Mgmt          For                            For

9.     Appoint PricewaterhouseCoopers LLP as the Auditors        Mgmt          For                            For
       from the conclusion of this meeting until the
       conclusion of the next general meeting at which
       accounts are laid before the shareholders in
       accordance with the provisions of the Companies
       Act 1985

10.    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

11.    Approve to renew the authority conferred on               Mgmt          For                            For
       the Board by Article 74.2 of the Company s
       Articles of Association for the period ending
       earlier of the conclusion of the AGM in 2006
       or on 27 OCT 2006 and for such period the Section
       80 amount being GBP 2,901,000

S.12   Approve, subject to passing of Resolution 11,             Mgmt          For                            For
       to renew the authority conferred on the Board
       by Article 74.3 of the Company s Articles of
       Association for the period ending earlier of
       the conclusion of the AGM in 2006 or on 27
       OCT 2006 and for such period the Section 89
       amount being GBP 435,200

S.13   Authorize the Company, in accordance with Article         Mgmt          For                            For
       83 of the Company s Articles of Association
       and Section 166 of the Companies Act 1985,
       to make market purchases  within the meaning
       of Section 163 of the Companies Act 1985  of
       up to 870,400,000 ordinary shares of 0.1 pence
       each in the capital of the Company, at a minimum
       price of 0.1 pence and up to 105% of the average
       middle market quotations for such shares derived
       from the London Stock Exchange Daily Official
       List, over the previous 5 business days and
       from 01 JUL 2005, for an amount equal to the
       higher of the price of the last independent
       trade and the highest current independent bid
       as derived from the London Stock Exchange Trading
       System  SETS  ;  Authority expires the earlier
       of the conclusion of the AGM held in 2006 or
       on 27 OCT 2006 ; the Company, before the expiry,
       may make a contract to purchase ordinary shares
       which will or may be executed wholly or partly
       after such expiry




--------------------------------------------------------------------------------------------------------------------------
 OIL & NATURAL GAS CORPORATION LTD                                                           Agenda Number:  700799767
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y64606117
    Meeting Type:  AGM
    Meeting Date:  21-Sep-2005
          Ticker:
            ISIN:  INE213A01011
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2005, the profit & loss account
       for the YE on 31MAR 2005 and the reports of
       the Board of Directors and Auditors thereon
       along with review of Comptroller & Auditor
       General of India

2.     Approve to confirm interim dividend and declare           Mgmt          For                            For
       a final dividend

3.     Re-appoint Shri N.K. Mitra as a Director                  Mgmt          For                            For

4.     Re-appoint Shri N.K. Nayyar as a Director                 Mgmt          For                            For

5.     Re-appoint Shri P K. Sinha as a Director                  Mgmt          For                            For

6.     Re-appoint Shri Sunjoy Joshi as a Director                Mgmt          For                            For

7.     Re-appoint Shri A.K. Hazarika as a Director               Mgmt          For                            For

8.     Approve to fix the remuneration of the Auditors           Mgmt          For                            For

S.9    Approve, pursuant to the provisions of Section            Mgmt          For                            For
       163 and other applicable provisions, if any,
       of the Companies Act, 1956, the register of
       Members and index of Members, in respect of
       Shares/Securities issued by the Company and
       the copies of all annual returns, prepared
       under Sections 159 and 160, together with the
       copies of the certificates and documents required
       to be annexed thereto under Sections 160 and
       161, be kept at the office of Registrar & Share
       transfer agents of the Company viz. Karvy Computershare
       Private Limited

10.    Approve that in supersession of the resolution            Mgmt          Abstain                        Against
       passed at the second AGM of the Company held
       on 28 SEP 1995 the consent of the Company granted
       in terms of the provisions of Section 293 (1)
       (d) and other applicable provisions, if any,
       of the Companies Act, 1956, (including any
       statutory modification(s) or re-enactment thereof,
       for the time being in force) to the Board of
       Directors to borrow monies for the business
       of the Company, whether unsecured or secured,
       in Indian or Foreign currency or by way of
       debentures/bonds or any other security (ies),
       from time to time from any bank (s) / Financial
       Institution(s) or any other Institution(s),
       Firms, Body Corporate(s) or other person(s),
       in India or abroad, apart from temporary loans
       obtained/to be obtained from the Company s
       bankers in the ordinary course of business
       provided that the sum(s) so borrowed under
       this resolution and remaining outstanding at
       any time shall not exceed in the aggregate
       of INR 20,000 Crore in excess of and in addition
       to the paid-up capital and free reserves of
       the Company for the time being; authorize the
       Board of Directors or any Committee thereof/person(s)
       authorized by the Board to do all such acts,
       deeds and things as may be necessary, expedient
       and desirable for the purpose of giving effect
       to this resolution




--------------------------------------------------------------------------------------------------------------------------
 OTP BANK LTD                                                                                Agenda Number:  700938268
--------------------------------------------------------------------------------------------------------------------------
        Security:  X60746116
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  USX607461166
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT:  A               Non-Voting    No vote
       BENEFICIAL OWNER SIGNED POWER OF ATTORNEY (POA)
       IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
       VOTING INSTRUCTIONS IN THIS MARKET. ABSENCE
       OF A POA, MAY CAUSE YOUR INSTRUCTIONS TO BE
       REJECTED. SHOULD YOU HAVE ANY QUESTIONS, PLEASE
       CONTACT YOUR CLIENT SERVICE REPRESENTATIVE
       AT ADP. THANK YOU.

1.     Receive the report of the Board of Directors              Mgmt          For                            For
       concerning the Company s 2005 business activities,
       the 2005 financial reports  non consolidated
       and consolidated  prepared according to HAR,
       and approve to decide on the distribution of
       after tax profits

2.     Receive the report of the Supervisory Board               Mgmt          For                            For
       concerning its activity in 2005, the 2005 financial
       reports  non consolidated and consolidated
       prepared according to HAR and approve the
       distribution of after tax profit

3.     Receive the report of the Bank s Auditor concerning       Mgmt          For                            For
       the audit of the 2005 financial reports  non
       consolidated and consolidated  prepared according
       to HAR

4.     Receive the report of the Board of Directors              Mgmt          For                            For
       on the Bank s Business Policy for 2006

5.     Elect the Company s Auditor, and appoint the              Mgmt          For                            For
       officials responsible for auditing, and approve
       to set the remuneration

6.     Elect the Members of the Board of Directors               Mgmt          For                            For

7.     Approve the remuneration of the Members of the            Mgmt          Abstain                        Against
       Board of Directors and the Supervisory Board

8.     Approve the Incentive Program of the Management           Mgmt          Abstain                        Against
       for the years from 2006 to 2010

9.     Amend the points 1.1, 5.16, 8.32, 13.7, 13.8              Mgmt          Abstain                        Against
       and 16 of the By-Laws

10.    Authorize the Board of Directors for the acquisition      Mgmt          For                            For
       of own shares




--------------------------------------------------------------------------------------------------------------------------
 PACKAGING CORPORATION OF AMERICA                                                            Agenda Number:  932467839
--------------------------------------------------------------------------------------------------------------------------
        Security:  695156109
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  PKG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HENRY F. FRIGON                                           Mgmt          For                            For
       LOUIS A. HOLLAND                                          Mgmt          For                            For
       SAMUEL M. MENCOFF                                         Mgmt          For                            For
       ROGER B. PORTER                                           Mgmt          For                            For
       THOMAS S. SOULELES                                        Mgmt          For                            For
       PAUL T. STECKO                                            Mgmt          For                            For
       RAYFORD K. WILLIAMSON                                     Mgmt          For                            For

02     PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG           Mgmt          For                            For
       LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM.




--------------------------------------------------------------------------------------------------------------------------
 PARTNERRE LTD.                                                                              Agenda Number:  932474834
--------------------------------------------------------------------------------------------------------------------------
        Security:  G6852T105
    Meeting Type:  Annual
    Meeting Date:  12-May-2006
          Ticker:  PRE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       ROBERT M. BAYLIS                                          Mgmt          For                            For
       JAN H. HOLSBOER                                           Mgmt          For                            For
       KEVIN M. TWOMEY                                           Mgmt          For                            For

02     TO RE-APPOINT DELOITTE & TOUCHE, THE INDEPENDENT          Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY
       S INDEPENDENT AUDITORS FOR THE ENSUING PERIOD
       ENDING WITH THE 2007 ANNUAL GENERAL MEETING
       AND TO REFER THE DETERMINATION OF AUDITORS
       REMUNERATION TO THE BOARD OF DIRECTORS.

03     TO CONSIDER AND TAKE ACTION WITH RESPECT TO               Mgmt          For                            For
       SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
       THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENT
       OR ADJOURNMENTS THEREOF.




--------------------------------------------------------------------------------------------------------------------------
 PEARSON PLC                                                                                 Agenda Number:  700906653
--------------------------------------------------------------------------------------------------------------------------
        Security:  G69651100
    Meeting Type:  AGM
    Meeting Date:  21-Apr-2006
          Ticker:
            ISIN:  GB0006776081
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the accounts of the Company           Mgmt          For                            For
       and the reports of the Directors of the Company
       and the Auditors of the Company for the YE
       31 DEC 2005

2.     Declare a final dividend of 17 pence per share            Mgmt          For                            For

3.     Re-elect Mr. David Bell as a Director                     Mgmt          For                            For

4.     Re-elect Mr. Terry Burns as a Director                    Mgmt          For                            For

5.     Re-elect Mr. Rana Talwar as a Director                    Mgmt          For                            For

6.     Re-appoint Mr. Glen Moreno as a Director                  Mgmt          For                            For

7.     Re-appoint Mr. David Arculus as a Director                Mgmt          For                            For

8.     Re-appoint Mr. Ken Hydon as a Director                    Mgmt          For                            For

9.     Receive and approve the report on Directors               Mgmt          For                            For
       remuneration

10.    Reappoint PricewaterhouseCoopers LLP as the               Mgmt          For                            For
       Auditors for the ensuing year

11.    Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors

12.    Authorize the Directors, in substitution for              Mgmt          For                            For
       the authority conferred on the Directors pursuant
       to Resolution 12 passed at the AGM of the Company
       held on 29 APR 2005 and subject to the passing
       of Resolution 13 as set out in notice of AGM
       dated 21 MAR 2006 to allot relevant securities
       Section 80 of the Companies Act 1985  the
       Act   up to an aggregate nominal amount of
       GBP 67,028,171;  Authority expires at the conclusion
       of the next AGM of the Company unless previously
       reviewed varied or revoked by the Company in
       general meeting ; and the Directors may allot
       relevant securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry

13.    Approve to increase the authorised ordinary               Mgmt          For                            For
       share capital of the Company of GBP 296,500,000
       by GBP 1,000,000 to GBP 297,500,000 by the
       creation of 4,000,000 ordinary shares of 25p
       each

s.14   Authorize the Board of Directors of the Company           Mgmt          For                            For
       Board , subject to the passing of Resolution
       12 and pursuant to Section 95 of the Act, to
       allot equity securities  Section 94 of the
       Act  for cash pursuant to the authority conferred
       by Resolution 12 in the notice of AGM dated
       21 MAR 2006  or, if Resolution 12 is not passed
       or does not become unconditional, pursuant
       to the authority conferred by Resolution 12
       passed at the AGM held on 29 APR 2005  disapplying
       the statutory pre-emption rights  Section 89(1)
       of the Act , provided that this power is limited
       to the allotment of equity securities: i) in
       connection with a rights issue in favor of
       ordinary shareholders; and ii) up to an aggregate
       nominal amount of GBP 10,040,000;  Authority
       expires at the conclusion of the next AGM of
       the Company unless previously reviewed varied
       or revoked by the Company in general meeting
       ; and the Directors may allot equity securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.15   Authorize the Company, pursuant to Article 9              Mgmt          For                            For
       of the Company s Articles, to make market purchases
       Section 163(3) of the Act  of up to 80,000,000
       ordinary shares of 25 pence each in the capital
       of the Company, at a minimum price of 25p per
       share which amount shall be exclusive of expenses
       and maximum price shall be the higher of: a)
       an amount exclusive of expenses equal to 105%
       of the average market value of ordinary shares
       of the Company derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days; and b) an amount equal to
       the higher of the price of the last independent
       trade of an ordinary share and the highest
       current independent bid for an ordinary share
       as derived from London Stock Exchange Trading
       System;  Authority expires the earlier of the
       conclusion of the next AGM or 18 months ; the
       Company, before the expiry, may make a contract
       to purchase ordinary shares which will or may
       be executed wholly or partly after such expiry

16.    Approve and adopt the Pearson Long-Term Incentive         Mgmt          For                            For
       Plan, as specified and authorize the Directors
       to do all such acts and things as they may
       consider necessary or expedient to carry the
       Plan into effect




--------------------------------------------------------------------------------------------------------------------------
 PEPSICO, INC.                                                                               Agenda Number:  932461142
--------------------------------------------------------------------------------------------------------------------------
        Security:  713448108
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:  PEP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.F. AKERS                                                Mgmt          For                            For
       R.E. ALLEN                                                Mgmt          For                            For
       D. DUBLON                                                 Mgmt          For                            For
       V.J. DZAU                                                 Mgmt          For                            For
       R.L. HUNT                                                 Mgmt          For                            For
       A. IBARGUEN                                               Mgmt          For                            For
       A.C. MARTINEZ                                             Mgmt          For                            For
       I.K. NOOYI                                                Mgmt          For                            For
       S.S REINEMUND                                             Mgmt          For                            For
       S.P. ROCKEFELLER                                          Mgmt          For                            For
       J.J. SCHIRO                                               Mgmt          For                            For
       F.A. THOMAS                                               Mgmt          For                            For
       C.M. TRUDELL                                              Mgmt          For                            For
       D. VASELLA                                                Mgmt          For                            For
       M.D. WHITE                                                Mgmt          For                            For

02     APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS     Mgmt          For                            For

03     SHAREHOLDER PROPOSAL - POLITICAL CONTRIBUTIONS            Shr           Against                        For
       (PROXY STATEMENT P. 23)

04     SHAREHOLDER PROPOSAL - CHARITABLE CONTRIBUTIONS           Shr           Against                        For
       (PROXY STATEMENT P. 24)




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932377989
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  22-Jul-2005
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE 300% STOCK SPLIT OF COMPANY               Mgmt          For                            For
       SHARES, RESULTING IN THE DISTRIBUTION, AT NO
       COST, OF 3 (THREE) NEW SHARES OF THE SAME TYPE
       FOR 1 (ONE) SHARE HELD ON AUGUST 31, 2005,
       AS SET FORTH IN THE COMPANY S NOTICE OF MEETING
       ENCLOSED HEREWITH.

02     APPROVAL TO CHANGE ARTICLE 4 OF THE COMPANY               Mgmt          For                            For
       S BYLAWS IN LIGHT OF ITEM I, AS SET FORTH IN
       THE COMPANY S NOTICE OF MEETING ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932389693
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  30-Aug-2005
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE  PROTOCOL AND JUSTIFICATION               Mgmt          For                            For
       OF THE OPERATION FOR THE PARTIAL AND DISPROPORTIONAL
       SPINNING OFF OF DOWNSTREAM PARTICIPACOES LTDA
       AND THE INCORPORATION OF THE DIVESTED PORTION
       BY PETROLEO BRASILEIRO S.A. - PETROBRAS , DATED
       JULY 31, 2005

02     RATIFICATION AND NOMINATION OF THE SPECIALIZED            Mgmt          For                            For
       COMPANY FOR APPRAISING THE ASSETS TO BE SPUN
       OFF AND SUBSEQUENTLY INCORPORATED

03     APPROVAL OF THE VALUATION REPORT OF THE SPUN              Mgmt          For                            For
       OFF PORTION TO BE INCORPORATED BY PETROBRAS

04     APPROVAL OF THE SPINNING OFF FOLLOWED BY INCORPORATION    Mgmt          For                            For
       OF THE ASSETS OF THE DIVESTED PART OF THE COMPANY
       ACCORDING TO THE PROCEDURE IN THE DOCUMENT
       TO WHICH ITEM  1  ABOVE REFERS

05     AUTHORIZATION FOR THE EXECUTIVE BOARD TO PRACTICE         Mgmt          For                            For
       ALL NECESSARY ACTS FOR THE EXECUTION OF THE
       ABOVE ITEMS

06     APPROVAL OF THE ELECTION OF JOSE SERGIO GABRIELLI         Mgmt          For                            For
       DE AZEVEDO, CHIEF EXECUTIVE OFFICER, AS A MEMBER
       OF THE BOARD OF DIRECTORS OF THE COMPANY




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932452080
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Annual
    Meeting Date:  03-Apr-2006
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

A1     APPROVAL OF THE MANAGEMENT REPORT, FINANCIAL              Mgmt          For                            For
       STATEMENTS AND AUDIT COMMITTEE S OPINION FOR
       THE FISCAL YEAR 2005.

A2     APPROVAL OF THE CAPITAL EXPENDITURE BUDGET FOR            Mgmt          For                            For
       THE FISCAL YEAR 2006.

A3     APPROVAL OF THE DISTRIBUTION OF RESULTS FOR               Mgmt          For                            For
       THE FISCAL YEAR 2005.

A4     APPROVAL OF THE ELECTION OF MEMBERS OF THE BOARD          Mgmt          For                            For
       OF DIRECTORS.*

A5     APPROVAL OF THE ELECTION OF CHAIRMAN OF THE               Mgmt          For                            For
       BOARD OF DIRECTORS.*

A6     APPROVAL OF THE ELECTION OF MEMBERS OF THE FISCAL         Mgmt          For                            For
       COUNCIL AND THEIR RESPECTIVE SUBSTITUTES.*

A7     APPROVAL OF THE ESTABLISHMENT OF THE MANAGEMENT           Mgmt          Abstain                        Against
       COMPENSATION, AS WELL AS THEIR PARTICIPATION
       IN THE PROFITS PURSUANT TO ARTICLES 41 AND
       56 OF THE COMPANY S BYLAWS, AS WELL OF MEMBERS
       OF THE FISCAL COUNCIL.

E1     APPROVAL OF THE INCREASE IN THE CAPITAL STOCK             Mgmt          For                            For
       THROUGH THE INCORPORATION OF PART OF THE REVENUE
       RESERVES CONSTITUTED IN PREVIOUS FISCAL YEARS
       AMOUNTING TO R$ 15.352 MILLION, INCREASING
       THE CAPITAL STOCK FROM R$ 32,896 MILLION TO
       R$ 48.248 MILLION WITHOUT ANY CHANGE TO THE
       NUMBER OF ISSUED SHARES PURSUANT TO ARTICLE
       40, ITEM III OF THE COMPANY S BYLAWS.




--------------------------------------------------------------------------------------------------------------------------
 PETROLEO BRASILEIRO S.A. - PETROBRAS                                                        Agenda Number:  932530050
--------------------------------------------------------------------------------------------------------------------------
        Security:  71654V408
    Meeting Type:  Special
    Meeting Date:  22-May-2006
          Ticker:  PBR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE  PROTOCOL AND JUSTIFICATION               Mgmt          For                            For
       OF THE INCORPORATION OF THE SHARES OF PETROBRAS
       QUIMICA S.A. - PETROQUISA BY PETROLEO BRASILEIRO
       S.A.

02     RATIFICATION AND APPOINTMENT OF A SPECIALIZED             Mgmt          For                            For
       FIRM TO EVALUATE THE SHAREHOLDERS EQUITY AND
       BOOK VALUE OF PETROBRAS

03     APPROVAL OF THE VALUATION OF THE SHAREHOLDERS             Mgmt          For                            For
       EQUITY AND BOOK VALUE REPORT OF PETROBRAS

04     APPROVAL OF THE VALUATION OF THE SHAREHOLDERS             Mgmt          For                            For
       EQUITY BOOK VALUE AND NET BOOK ASSETS OF PETROQUISA

05     RATIFICATION AND APPOINTMENT OF A SPECIALIZED             Mgmt          For                            For
       FIRM TO UNDERTAKE AN ECONOMIC AND FINANCIAL
       VALUATION OF PETROBRAS

06     APPROVAL OF THE ECONOMIC AND FINANCIAL VALUATION          Mgmt          For                            For
       OF PETROBRAS

07     APPROVAL OF THE INCORPORATION OF THE TOTAL NUMBER         Mgmt          For                            For
       OF PETROQUISA SHARES HELD BY MINORITY SHAREHOLDERS
       INTO PETROBRAS  EQUITY

08     APPROVAL OF THE ALTERATIONS TO PETROBRAS  BYLAWS          Mgmt          For                            For
       AS PROVIDED FOR IN THE  PROTOCOL AND JUSTIFICATION
       OF THE INCORPORATION OF THE SHARES OF PETROBRAS
       QUIMICA S.A. - PETROQUISA BY PETROLEO BRASILEIRO
       S.A. - PETROBRAS

09     AUTHORIZATION FOR THE EXECUTIVE BOARD TO PRACTICE         Mgmt          For                            For
       ALL THE ACTS NEEDED FOR THE EXECUTION OF THE
       ABOVE ACTIONS




--------------------------------------------------------------------------------------------------------------------------
 PFIZER INC.                                                                                 Agenda Number:  932449526
--------------------------------------------------------------------------------------------------------------------------
        Security:  717081103
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  PFE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       MICHAEL S. BROWN                                          Mgmt          For                            For
       M. ANTHONY BURNS                                          Mgmt          For                            For
       ROBERT N. BURT                                            Mgmt          For                            For
       W. DON CORNWELL                                           Mgmt          For                            For
       WILLIAM H. GRAY III                                       Mgmt          For                            For
       CONSTANCE J. HORNER                                       Mgmt          For                            For
       WILLIAM R. HOWELL                                         Mgmt          For                            For
       STANLEY O. IKENBERRY                                      Mgmt          For                            For
       GEORGE A. LORCH                                           Mgmt          For                            For
       HENRY A. MCKINNELL                                        Mgmt          For                            For
       DANA G. MEAD                                              Mgmt          For                            For
       RUTH J. SIMMONS                                           Mgmt          For                            For
       WILLIAM C. STEERE, JR.                                    Mgmt          For                            For

02     PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP            Mgmt          For                            For
       AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR 2006.

03     MANAGEMENT PROPOSAL TO AMEND COMPANY S RESTATED           Mgmt          For                            For
       CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY
       VOTE REQUIREMENTS AND FAIR PRICE PROVISION.

04     SHAREHOLDER PROPOSAL RELATING TO TERM LIMITS              Shr           Against                        For
       FOR DIRECTORS.

05     SHAREHOLDER PROPOSAL REQUESTING REPORTING ON              Shr           Against                        For
       PHARMACEUTICAL PRICE RESTRAINT.

06     SHAREHOLDER PROPOSAL RELATING TO CUMULATIVE               Shr           For                            Against
       VOTING.

07     SHAREHOLDER PROPOSAL REQUESTING SEPARATION OF             Shr           Against                        For
       ROLES OF CHAIRMAN AND CEO.

08     SHAREHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       POLITICAL CONTRIBUTIONS.

09     SHAREHOLDER PROPOSAL REQUESTING A REPORT ON               Shr           Against                        For
       THE FEASIBILITY OF AMENDING PFIZER S CORPORATE
       POLICY ON LABORATORY ANIMAL CARE AND USE.

10     SHAREHOLDER PROPOSAL REQUESTING JUSTIFICATION             Shr           Against                        For
       FOR FINANCIAL CONTRIBUTIONS WHICH ADVANCE ANIMAL-BASED
       TESTING METHODOLOGIES.




--------------------------------------------------------------------------------------------------------------------------
 PG&E CORPORATION                                                                            Agenda Number:  932446467
--------------------------------------------------------------------------------------------------------------------------
        Security:  69331C108
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  PCG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DAVID R. ANDREWS                                          Mgmt          For                            For
       LESLIE S. BILLER                                          Mgmt          For                            For
       DAVID A. COULTER                                          Mgmt          For                            For
       C. LEE COX                                                Mgmt          For                            For
       PETER A. DARBEE                                           Mgmt          For                            For
       MARYELLEN C. HERRINGER                                    Mgmt          For                            For
       MARY S. METZ                                              Mgmt          For                            For
       BARBARA L. RAMBO                                          Mgmt          For                            For
       BARRY LAWSON WILLIAMS                                     Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF THE INDEPENDENT            Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM

03     POISON PILL                                               Shr           For                            Against

04     INDEPENDENT BOARD CHAIRMAN                                Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 PHELPS DODGE CORPORATION                                                                    Agenda Number:  932492589
--------------------------------------------------------------------------------------------------------------------------
        Security:  717265102
    Meeting Type:  Annual
    Meeting Date:  26-May-2006
          Ticker:  PD
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. KRULAK                                                 Mgmt          For                            For
       D. MCCOY                                                  Mgmt          For                            For
       W. POST                                                   Mgmt          For                            For
       M. RICHENHAGEN                                            Mgmt          For                            For
       J. THOMPSON                                               Mgmt          For                            For

02     APPROVE THE PHELPS DODGE CORPORATION DIRECTORS            Mgmt          For                            For
       2007 STOCK UNIT PLAN

03     RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS          Mgmt          For                            For
       LLP AS INDEPENDENT ACCOUNTANTS FOR THE YEAR
       2006




--------------------------------------------------------------------------------------------------------------------------
 PHILIPPINE LONG DISTANCE TELEPHONE C                                                        Agenda Number:  932533638
--------------------------------------------------------------------------------------------------------------------------
        Security:  718252109
    Meeting Type:  Annual
    Meeting Date:  13-Jun-2006
          Ticker:  PHTCF
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AUDITED FINANCIAL STATEMENTS              Mgmt          For                            For
       FOR THE PERIOD ENDING DECEMBER 31, 2005 CONTAINED
       IN THE COMPANY S 2005 ANNUAL REPORT.

02     DIRECTOR
       REV FR B.F. NEBRES S.J*                                   Mgmt          For                            For
       MR OSCAR S. REYES*                                        Mgmt          For                            For
       MR PEDRO E. ROXAS*                                        Mgmt          For                            For
       MR ALFRED VY TY*                                          Mgmt          For                            For
       MR ANTONIO O. COJUANGCO                                   Mgmt          For                            For
       MS HELEN Y. DEE                                           Mgmt          For                            For
       ATTY. RAY C. ESPINOSA                                     Mgmt          For                            For
       MR TATSU KONO                                             Mgmt          For                            For
       MR NAPOLEON L. NAZARENO                                   Mgmt          For                            For
       MR MANUEL V. PANGILINAN                                   Mgmt          For                            For
       MS CORAZON S. DE LA PAZ                                   Mgmt          For                            For
       MR ALBERT F DEL ROSARIO                                   Mgmt          For                            For
       MR SHIGERU YOSHIDA                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PHILIPPINE LONG DISTANCE TELEPHONE C                                                        Agenda Number:  932533638
--------------------------------------------------------------------------------------------------------------------------
        Security:  718252604
    Meeting Type:  Annual
    Meeting Date:  13-Jun-2006
          Ticker:  PHI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE AUDITED FINANCIAL STATEMENTS              Mgmt          For                            For
       FOR THE PERIOD ENDING DECEMBER 31, 2005 CONTAINED
       IN THE COMPANY S 2005 ANNUAL REPORT.

02     DIRECTOR
       REV FR B.F. NEBRES S.J*                                   Mgmt          For                            For
       MR OSCAR S. REYES*                                        Mgmt          For                            For
       MR PEDRO E. ROXAS*                                        Mgmt          For                            For
       MR ALFRED VY TY*                                          Mgmt          For                            For
       MR ANTONIO O. COJUANGCO                                   Mgmt          For                            For
       MS HELEN Y. DEE                                           Mgmt          For                            For
       ATTY. RAY C. ESPINOSA                                     Mgmt          For                            For
       MR TATSU KONO                                             Mgmt          For                            For
       MR NAPOLEON L. NAZARENO                                   Mgmt          For                            For
       MR MANUEL V. PANGILINAN                                   Mgmt          For                            For
       MS CORAZON S. DE LA PAZ                                   Mgmt          For                            For
       MR ALBERT F DEL ROSARIO                                   Mgmt          For                            For
       MR SHIGERU YOSHIDA                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PIONEER CORPORATION                                                                         Agenda Number:  700947217
--------------------------------------------------------------------------------------------------------------------------
        Security:  J63825145
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3780200006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 2.5

2.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code,
       Allow Use of Electronic Systems for Public
       Notifications

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

4.     Appoint a Substitute Corporate Auditor                    Mgmt          For                            *

5.     Approve Provision of Retirement Allowance for             Mgmt          For                            *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 POHANG IRON & STL LTD                                                                       Agenda Number:  700872838
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70750115
    Meeting Type:  AGM
    Meeting Date:  24-Feb-2006
          Ticker:
            ISIN:  KR7005490008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement,              Mgmt          For                            For
       and the statement of appropriation of retained
       earnings for the 38th FY: pursuant to the Article
       449 of the Korean Commercial Act and the Article
       53 of the Articles of Incorporation

2.     Approve, pursuant to the Article 433 of the               Mgmt          For                            For
       Korean Commercial Act  method of amendments
       to the Articles of Incorporation  and the Article
       24 of the Articles of Incorporation, the partial
       amendment to the Articles of Incorporation
       as follows: election of presiding Director
       of the Board of Directors among Directors other
       than Chairman/Representative Director (CEO),
       abolition of the Stock Option System, establishment
       of ground for operating CEO Candidate Recommendation
       Committee, supplementation of provisions for
       enhancing elastic personnnel operation of Officers,
       addition of educational service to business
       purpose

3.1.1  Approve, Pursuant to the Article 191-16 of the            Mgmt          For                            For
       Korean Securities and Exchange Act and the
       Article 28 of the Articles of Incorporation,
       to elect Mr. Young Ju Park  CEO and President
       of Eagon Company  as a Outside Director

3.1.2  Approve, Pursuant to the Article 191-16 of the            Mgmt          For                            For
       Korean Securities and Exchange Act and the
       Article 28 of the Articles of Incorporation,
       to elect Mr. Sung Kwan Huh  Professor of Management
       at Dong-A University  as a Outside Director

3.2    Approve, Pursuant to the Article 415-2 of the             Mgmt          For                            For
       Korean Commercial Act, the Article 191-17 of
       Korean Securities and Exchange Act and the
       Article 28 of the Articles of Incorporation,
       to elect Mr. Yoon Suk Suh  Dean of the College
       of Business Administration at Ewha Womans University
       , who is a Outside Director,  as a Audit Committee
       Member

3.3    Approve, Pursuant to the Article 382 of the               Mgmt          For                            For
       Korean Commercial Act, and the Article 28 of
       the Articles of Incorporation, to elect Mr.
       Soung Sik Cho  Executive Vice President, Posco
       & Senior Vice President, Posco  as a Standing
       Director

4.     Approve, Pursuant to the Article 388 of the               Mgmt          For                            For
       Korean Commercial Act, and the Article 36 of
       the Articles of Incorporation, to limit the
       total remuneration for the Directors (KRW 6.0
       Billions) in the 39th FY

5.     Approve, Pursuant to the Article 24 of the Articles       Mgmt          For                            For
       of Incorporation, to waiver the claim for overpaid
       employment benefit




--------------------------------------------------------------------------------------------------------------------------
 POTASH CORPORATION OF SASKATCHEWAN I                                                        Agenda Number:  932458397
--------------------------------------------------------------------------------------------------------------------------
        Security:  73755L107
    Meeting Type:  Special
    Meeting Date:  04-May-2006
          Ticker:  POT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       F. J. BLESI                                               Mgmt          For                            For
       W. J. DOYLE                                               Mgmt          For                            For
       J. W. ESTEY                                               Mgmt          For                            For
       W. FETZER III                                             Mgmt          For                            For
       D. J. HOWE                                                Mgmt          For                            For
       A. D. LABERGE                                             Mgmt          For                            For
       J. J. MCCAIG                                              Mgmt          For                            For
       M. MOGFORD                                                Mgmt          For                            For
       P. J. SCHOENHALS                                          Mgmt          For                            For
       E. R. STROMBERG                                           Mgmt          For                            For
       J. G. VICQ                                                Mgmt          For                            For
       E. VIYELLA DE PALIZA                                      Mgmt          For                            For

02     THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS               Mgmt          For                            For
       AUDITORS OF THE CORPORATION.

03     THE RESOLUTION (ATTACHED AS APPENDIX B TO THE             Mgmt          For                            For
       ACCOMPANYING MANAGEMENT PROXY CIRCULAR) APPROVING
       THE ADOPTION OF A NEW PERFORMANCE OPTION PLAN,
       THE FULL TEXT OF WHICH IS ATTACHED AS APPENDIX
       C TO THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR.




--------------------------------------------------------------------------------------------------------------------------
 POU CHEN CORP                                                                               Agenda Number:  700938751
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y70786101
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  TW0009904003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Receive the report on the business operating              Mgmt          For                            For
       results of 2005

1.2    Approve to rectify the financial statements               Mgmt          For                            For
       of 2005 by the Company Supervisors

1.3    Receive the report on the Status of endorsements          Mgmt          For                            For
       and guarantees

1.4    Receive the report on the Status of the acquisition       Mgmt          For                            For
       or disposal of substantial assets

1.5    Receive the report on the Status of the investments       Mgmt          For                            For
       in Mainland China

1.6    Receive the report on the Status of the 2nd               Mgmt          For                            For
       Overseas Non-Guarantee Issuance

1.7    Other reports                                             Other         For                            *

2.1    Approve the business reports and the financial            Mgmt          For                            For
       statements of  2005

2.2    Approve the distribution of profits of 2005-              Mgmt          For                            For
       proposed cash dividend: TWD 1.5 per share

2.3    Approve to issue new shares from distribution             Mgmt          For                            For
       of profits and employees bonus-stock dividend:
       50/1000 shares

2.4    Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

2.5    Amend the Rules of the Company of order                   Mgmt          Abstain                        Against

2.6    Amend the procedures of endorsements and guarantees       Mgmt          For                            For

3.     Other proposals and extraordinary motions                 Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 POWERCHIP SEMICONDUCTOR CORP                                                                Agenda Number:  700963956
--------------------------------------------------------------------------------------------------------------------------
        Security:  73931M201
    Meeting Type:  AGM
    Meeting Date:  09-Jun-2006
          Ticker:
            ISIN:  US73931M2017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       AS PER TRUST ASSOCIATION S PROXY VOTING GUIDELINES,       Non-Voting    No vote
       EVERY SHAREHOLDER IS ELIGIBLE TO BE NOMINATED
       AS A CANDIDATE AND BE ELECTED AS A DIRECTOR
       OR A SUPERVISOR, REGARDLESS OF BEING RECOMMENDED
       BY THE COMPANY AND/OR BY OTHER PARTIES. IF
       YOU INTEND TO VOTE FOR A LISTED CANDIDATE,
       YOU WILL NEED TO CONTACT THE CANDIDATE AND/OR
       THE ISSUING COMPANY TO OBTAIN THE CANDIDATE
       S NAME AND ID NUMBER. WITHOUT SUCH SPECIFIC
       INFORMATION, AN ELECTION WOULD BE DEEMED AS
       A  NO VOTE

A.a    Receive the business report of 2005                       Mgmt          For                            For

A.b    Receive the Supervisors  review report on 2005            Mgmt          For                            For
       financial statements

A.c    Approve the Status of Share Purchase to employees         Mgmt          For                            For
       in 2005

A.d    Approve to issue the 1st unsecured domestic               Mgmt          For                            For
       convertible bonds

A.e    Approve to issue the 2nd unsecured domestic               Mgmt          For                            For
       convertible bonds

A.f    Other reports                                             Other         For                            *

B.a    Approve the business report and the financial             Mgmt          For                            For
       statements of 2005

B.b    Approve the statement of appropriation of retained        Mgmt          For                            For
       earning for 2005; stock dividend of TWD 3,042,428,610
       tentative TWD 0.55 per share at par value,
       cash dividend TWD 3,042,428,610  tentative
       TWD 0.55 per share

C.a    Amend the rules for proceedings of the shareholders       Mgmt          For                            For
       meetings

C.b    Amend the procedures of acquisition or disposal           Mgmt          For                            For
       of assets

C.c    Amend the procedures for lending funds to other           Mgmt          For                            For
       parties

C.d    Amend the procedures for endorsements and guarantees      Mgmt          For                            For

C.e    Approve the capitalization of 2005 dividends              Mgmt          For                            For
       and the employee profit sharing

C.f    Approve to increase capital through rights issue          Mgmt          Against                        Against
       underlying global depository shares  GDRs
       or local rights issue

C.g    Amend the Articles of Incorporation                       Mgmt          For                            For

C.h    Approve the selection of tax benefit in connection        Mgmt          For                            For
       with the local rights issues in 2005 according
       to SUI

C.i    Approve to continue proceeding with the issuance          Mgmt          For                            For
       of common shares to sponsor global depository
       shares  GDR Offering  or local rights issue,
       which was approved by AGM meeting in 2005

C.j    Re-elect the Directors and the Supervisors                Mgmt          For                            For

C.k    Approve to release the elected Directors from             Mgmt          For                            For
       non-competition restrictions

D.     Other agenda and special motions                          Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PROGRESS ENERGY, INC.                                                                       Agenda Number:  932463196
--------------------------------------------------------------------------------------------------------------------------
        Security:  743263105
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  PGN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       W. FREDERICK*                                             Mgmt          For                            For
       W. JONES*                                                 Mgmt          For                            For
       T. STONE*                                                 Mgmt          For                            For
       E. BORDEN**                                               Mgmt          For                            For
       J. BOSTIC**                                               Mgmt          For                            For
       D. BURNER**                                               Mgmt          For                            For
       R. DAUGHERTY**                                            Mgmt          For                            For
       H. DELOACH***                                             Mgmt          For                            For

02     RATIFICATION OF THE SELECTION OF DELOITTE &               Mgmt          For                            For
       TOUCHE LLP AS PROGRESS ENERGY S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

03     THE PROPOSAL RELATING TO THE DECLASSIFICATION             Mgmt          For                            For
       OF THE BOARD OF DIRECTORS.

04     THE PROPOSAL RELATING TO DIRECTOR ELECTION BY             Mgmt          For                            For
       MAJORITY VOTE.

05     SHAREHOLDER PROPOSAL RELATING TO A RESPONSIBLE            Shr           Against                        For
       CONTRACTOR POLICY.




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  700852569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  EGM
    Meeting Date:  21-Dec-2005
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 276296 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Amend several Articles in the Articles of Association     Mgmt          For                            For
       with regard to the authorization to write off
       and the eradication of receivables and the
       deadline for conveying the work plan and Company
       annual budget

2.     Approve to decide the limit of the eradication            Mgmt          For                            For
       of the principal receivables that has been
       written off

3.     Ratify the Board of Directors action in relation          Mgmt          For                            For
       to the eradication of the receivables interest
       penalty and fee since the Company became a
       public Company

4.     Approve the providing of legal assistance to              Mgmt          For                            For
       the Members of the Board of Directors/the Board
       of Commissioners and the former Members of
       the Board of Directors/the former Members of
       the Board of Commissioners of the Company,
       and insurance premium payment to the Members
       of the Board of Directors and the Board of
       Commissioners of the Company  D and O Liability
       Insurance

5.     Approve to change the structure of the Board              Mgmt          For                            For
       of Directors and/or the Board of Commissioners

6.A    Approve the report on Plan for Sale/Transfer              Mgmt          For                            For
       of Non-Performing Loan

6.B    Approve the report on Execution of Auction Land           Mgmt          For                            For
       Mortgage




--------------------------------------------------------------------------------------------------------------------------
 PT BANK MANDIRI (PERSERO) TBK                                                               Agenda Number:  700959616
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7123S108
    Meeting Type:  AGM
    Meeting Date:  22-May-2006
          Ticker:
            ISIN:  ID1000095003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the consolidated     Mgmt          For                            For
       financial report of the Company, the annual
       report on partnership program, environment
       construction and aquit et de charge to the
       Director and the Commissioner

2.     Approve the use of profit of the Company for              Mgmt          For                            For
       the FYE on 31 DEC 2005

3.     Approve to determine the Public Accountant office         Mgmt          For                            For
       to audit the Company s consolidated financial
       report to audit the annual report on partnership
       program and environment construction for the
       FYE on 31 DEC 2006

4.     Approve the remuneration of the Board of Directors        Mgmt          For                            For
       and honorarium for the Board of Commissioners
       of the Company

5.     Approve the program of Management Stock Option            Mgmt          For                            For
       Plan stage III and the implementation report
       on the previous stage of ESA and MSOP Program

6.     Approve to change the Management composition              Mgmt          For                            For
       of the Company as well as its duties and authorities




--------------------------------------------------------------------------------------------------------------------------
 PT BANK RAKYAT INDONESIA (PERSERO) TBK                                                      Agenda Number:  700971218
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y0697U104
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  ID1000096001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the annual report and ratify the financial        Mgmt          For                            For
       statement for book year 2005 and Community
       Development Program report in year 2005

2.     Approve to utilize Company s profit for book              Mgmt          For                            For
       year 2005 and the allocation of income and
       dividends of IDR 153

3.     Approve Prasetio Sarwoko Sandjaja as the Auditors         Mgmt          Abstain                        Against
       and authorize the Board to fix their remuneration

4.     Approve  to determine the remuneration for the            Mgmt          Abstain                        Against
       Board of Directors and the Commissioners

5.     Approve to determine the implementation of Ministry       Mgmt          For                            For
       of States Companies Rules dated 23 JAN 2006
       re-guidance on appointment of Board of Directors
       and the Board of Commissioners in States Companies

6.     Authorize the Board of Directors to appoint               Mgmt          For                            For
       Syariah Board as the Auditors

7.     Approve to determine the amount of bad debt               Mgmt          Abstain                        Against
       that can be written off

8.     Receive the report of Management Stock Option             Mgmt          Abstain                        Against
       Program III

9.     Approve to change the Company Management structure        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700850642
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  EGM
    Meeting Date:  21-Dec-2005
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the amendment and re-arrangement of               Mgmt          Abstain                        Against
       the Articles of Association of the Company

2.     Approve the plan of the Company s share buy-back          Mgmt          For                            For

3.     Approve to determine the concept/formula of               Mgmt          Abstain                        Against
       the compensation for the Management of the
       Company




--------------------------------------------------------------------------------------------------------------------------
 PT TELEKOMUNIKASI INDONESIA (PERSERO) TBK                                                   Agenda Number:  700998771
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y71474137
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  ID1000099104
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s annual report for the               Mgmt          For                            For
       FY 2005

2.     Ratify the Company s audited consolidate financial        Mgmt          For                            For
       statement and community development and social
       contribution program financial statement for
       the FY 2005 and acquittal, grant discharge
       to the Board of Directors and Commissioners

3.     Approve the allocation of income and dividends            Mgmt          For                            For
       of IDR 152 per share

4.     Appoint Siddharta Siddharta Widjaja as Auditors           Mgmt          For                            For
       for external audit of Company for FY 2006 ,
       including audit of internal control for financial
       reporting and the Independent Auditor for external
       audit Company Dev and Social Contribution Program;
       and authorize the Board to fix their remuneration

5.     Approve the adjustment of the Company s Board             Mgmt          For                            For
       Commissioners, which Members were elected in
       EGM of shareholders dated 10 MAR 2004,in accordance
       with the Company new Article of Association
       Law No.1 9/2003 regarding state owned enterprise

6.     Approve the compensation for the Member of the            Mgmt          For                            For
       Board of Directors and the Board of Commissioners
       for the FY 2006

7.     Approve the changes and/or additional number              Mgmt          For                            For
       of the Board of Directors and appoint the new
       Director of the Company

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 PTT EXPL & PRODTN PUB LTD                                                                   Agenda Number:  700870377
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7145P132
    Meeting Type:  AGM
    Meeting Date:  05-Apr-2006
          Ticker:
            ISIN:  TH0355010Z16
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the minutes of the EGM of the No.1/2005           Mgmt          For                            For

2.     Acknowledge the 2005 performance result and               Mgmt          For                            For
       2006 work plan of the Company

3.     Approve the 2005 financial statements                     Mgmt          For                            For

4.     Approve the dividend payment for 2005 performance         Mgmt          For                            For
       from petroleum income at 13.50 THB per share,
       which includes the interim dividend of first
       6 months at THB 5.50 per share and the latter
       6 months at THB 8 per share

5.     Appoint the new Directors to replace those who            Mgmt          For                            For
       retire by rotation

6.     Approve to consider the Director s remuneration           Mgmt          For                            For
       for year 2006

7.     Appoint the Auditor and consider the Auditor              Mgmt          For                            For
       s fee for year 2006

8.     Approve the split of pttep shares par value               Mgmt          For                            For
       from THB 5 per share to THB 1 per share

9.     Approve the amendment of the Company s Memorandum         Mgmt          For                            For
       of Association Clause 4

10.    Approve to consider the issuance and offering             Mgmt          For                            For
       of 2,800,000 warrant units to purchase the
       Company s common shares for Management and
       employees for the year 2006

11.    Approve to consider the allotment of 2,800,000            Mgmt          For                            For
       shares reserved for exercise of the right under
       the warrants issued to Management and employees
       for the year 2006

12.    Transact any other business                               Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 PUBLISHING AND BROADCASTING LIMITED PBL                                                     Agenda Number:  700810357
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q7788C108
    Meeting Type:  AGM
    Meeting Date:  27-Oct-2005
          Ticker:
            ISIN:  AU000000PBL6
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive the financial statements of the Company           Non-Voting    No vote
       and its controlled entities for the YE 30 JUN
       2005 and the reports of the Directors and the
       Auditors thereon

1.A    Re-elect Mrs. Rowena Danziger as a Director               Mgmt          For                            For
       of the Company, who retires by rotation in
       accordance with Clause 6.1(f) of the Company
       s Constitution

1.B    Re-elect Mr. Ashok Jacob as a Director of the             Mgmt          For                            For
       Company, who retires by rotation in accordance
       with Clause 6.1(f) of the Company s Constitution

1.C    Re-elect Mr. Robert Whyte as a Director of the            Mgmt          For                            For
       Company, who retires by rotation in accordance
       with Clause 6.1(f) of the Company s Constitution

2.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005




--------------------------------------------------------------------------------------------------------------------------
 QANTAS AIRWAYS LTD                                                                          Agenda Number:  700803249
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q77974105
    Meeting Type:  AGM
    Meeting Date:  13-Oct-2005
          Ticker:
            ISIN:  AU000000QAN2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial report, the Directors               Non-Voting    No vote
       report and the Independent Audit report of
       the Qantas Airways Limited for the FYE 30 JUN
       2005

2.     Approve to ask questions about or make comments           Non-Voting    No vote
       on the Management and the audit of Qantas

3.1    Re-elect Mr. Paul Anderson as a Non-Executive             Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.2    Re-elect Mr. John Schubert as a Non-Executive             Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.3    Re-elect Mr. Garry Hounsell as a Non-Executive            Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

3.4    Re-elect Mr. Peter Cosgrove as a Non-Executive            Mgmt          For                            For
       Director of Qantas Airways Limited, who retires
       in accordance with the Constitution

4.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005  as specified

S.5    Amend the Constitution of Qantas Airways Limited,         Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 QBE INSURANCE GROUP LTD                                                                     Agenda Number:  700891066
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q78063114
    Meeting Type:  AGM
    Meeting Date:  07-Apr-2006
          Ticker:
            ISIN:  AU000000QBE9
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial reports, the reports of             Non-Voting    No vote
       the Directors and of the Auditors of the Company
       for the YE 31 DEC 2005

2.a    Re-elect Mr. E. John Cloney as a Director, who            Mgmt          For                            For
       retires in accordance with Clause 76 of the
       Company s Constitution

2.b    Re-elect Ms. Belinda J. Hutchinson as a Director,         Mgmt          For                            For
       who retires in accordance with Clause 76 of
       the Company s Constitution

2.c    Re-elect Ms. Irene Y.L. Lee as a Director, who            Mgmt          For                            For
       retires in accordance with Clause 76 of the
       Company s Constitution

3.     Elect Ms. Isabel F. Hudson as a Director                  Mgmt          For                            For

4.     Adopt the remuneration report of the Company              Mgmt          For                            For
       for the FYE 31 DEC 2005

5.     Approve, for the purpose of ASX Listing Rule              Mgmt          For                            For
       10.14 and for all other purposes, the grant
       to the Chief Executive Officer, Mr. F.M. O
       Halloran of conditional rights over a maximum
       of 37,000 shares in the Company and options
       to subscribe for a maximum of 97,000 unissued
       ordinary shares of the Company and the allotment
       or transfer of ordinary shares in the Company
       on satisfaction of and subject to the conditions
       attached to the conditional rights and on valid
       exercise of the options under the Company s
       2005 Long Term Incentive Scheme

6.     Approve, for the purpose of Exception 9 in ASX            Mgmt          For                            For
       Listing Rule 7.2, Section 200B and 200E of
       the Corporations Act and for all other purposes,
       to the issue or transfer of equity securities
       under the Long Term Incentive Scheme and to
       give benefits comprising the issue or transfer
       of ordinary shares in the Company under the
       Long Term Incentive Scheme to a participant
       in Equitable Circumstances as provided for
       under the terms of the Scheme

S.7    Approve that the Company renew the proportional           Mgmt          For                            For
       takeover approval provisions in the form set
       out in Clauses 117 to 119 of the Constitution
       of the Company, for the purpose of Section
       648G of the Corporation Act

S.8    Amend the Clause 115 of the Company s Constitution,       Mgmt          For                            For
       as specified




--------------------------------------------------------------------------------------------------------------------------
 QUANTA COMPUTER INC                                                                         Agenda Number:  700940542
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7174J106
    Meeting Type:  AGM
    Meeting Date:  14-Jun-2006
          Ticker:
            ISIN:  TW0002382009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Receive the report on business operating results          Mgmt          For                            For
       of 2005 and operating plans of 2006

1.2    Approve to rectify the financial statements               Mgmt          For                            For
       of 2005 by Company Supervisors

1.3    Receive the report on the status of the overseas          Mgmt          For                            For
       CB

2.1    Approve the financial statements in 2005                  Mgmt          For                            For

2.2    Amend the Articles of Incorporation                       Mgmt          For                            For

3.1    Approve to issue new shares from distribution             Mgmt          For                            For
       of profits and employees bonus

3.2    Amend the Articles of Incorporation                       Mgmt          Abstain                        Against

3.3    Amend the rules of the Company of Order                   Mgmt          Abstain                        Against

3.4    Amend the procedures of lending the Company               Mgmt          Abstain                        Against
       excess capital to the third party, endorsements
       and guarantees

4.     Extraordinary motions                                     Other         Abstain                        *




--------------------------------------------------------------------------------------------------------------------------
 RANK GROUP FIN PLC                                                                          Agenda Number:  700777608
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7377H105
    Meeting Type:  EGM
    Meeting Date:  04-Aug-2005
          Ticker:
            ISIN:  GB0007240764
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend the Articles of Association                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 RANK GROUP FIN PLC                                                                          Agenda Number:  700860477
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7377H105
    Meeting Type:  EGM
    Meeting Date:  16-Jan-2006
          Ticker:
            ISIN:  GB0007240764
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the disposal by the Company and its               Mgmt          For                            For
       subsidiaries of the Deluxe Film businesses
       as specified and subject to the conditions
       of the Disposal Agreement dated 23 DEC 2005
       and authorize the Directors of the Company
       to do or procure to be done all such acts and
       things on behalf of the Company and any of
       its subsidiaries as they consider necessary
       or expedient for the purpose of giving effect
       to such disposal and this resolution and to
       carry the same into effect with such modifications,
       variations, revisions, waivers or amendments,
       provided such variations, revisions, waivers
       or amendments are not of a material nature;
       and, pursuant to Article 103(A) of the Articles
       of Association of the Company, to cause the
       aggregate amount of the monies borrowed  as
       defined in Article 103(B) of the said Articles
       of Association  by the Group  as defined in
       the said Articles of Association  to exceed
       two and one half times the aggregate from time
       to time of the amount specified in Paragraphs
       1  and  2  of Article 103(A) of the said Articles
       of Association, provided that the maximum amount
       of monies borrowed by the Group pursuant to
       this authority shall not in any event exceed
       GBP 800 million;  authority expires at the
       conclusion of the next AGM of the Company




--------------------------------------------------------------------------------------------------------------------------
 RANK GROUP FIN PLC                                                                          Agenda Number:  700914220
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7377H105
    Meeting Type:  AGM
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  GB0007240764
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and the               Mgmt          For                            For
       audited accounts for the YE 31 DEC 2005

2.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the YE 31 DEC 2005

3.     Declare a final dividend of 10.3p per ordinary            Mgmt          For                            For
       share

4.     Re-appoint Mr. Alun Cathcart as a Director                Mgmt          For                            For

5.     Re-appoint Mr. Peter Gill as a Director                   Mgmt          For                            For

6.     Re-appoint Mr. John Warren as a Director                  Mgmt          For                            For

7.     Re-appoint Mr. Lan Burke as a Director                    Mgmt          For                            For

8.     Re-appoint Mr. Bill Shannon as a Director                 Mgmt          For                            For

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors until the conclusion of the next general
       meeting at which accounts are laid before the
       Company

10.    Authorize the Directors to agree the remuneration         Mgmt          For                            For
       of the Auditors

11.    Approve that the 300,000,000 authorized but               Mgmt          For                            For
       unissued convertible cumulative redeemable
       preference shares of 20p each be subdivided
       and re-designated as 600,000,000 authorized
       but and unissued ordinary shares of 10p each

12.    Approve that the 5,000 authorized but unissued            Mgmt          For                            For
       preference shares of USD 1,000 each be cancelled
       so as to reduce the authorized share capital
       of the Company to GBP 180,000,000 divided into
       1,800,000,000 ordinary shares of 10p each

13.    Authorize the Directors in accordance with the            Mgmt          For                            For
       terms of Paragraph (A) of Article 6 of the
       Articles of Association on the basis that the
       prescribed period  as defined in Paragraph
       (D) of that Article  shall be the period expiring
       on the date for which the AGM of the Company
       next following this meeting is convened and
       the Section 80 amount  as so defined  shall
       be GBP 22,600,000

S.14   Authorize the Directors, subject to and conditional       Mgmt          For                            For
       upon the passing Resolution 13 and in accordance
       with the terms of Paragraph (C) of Article
       6 of the Articles of Association on the basis
       that the prescribed period  as defined in Paragraph
       (D) of that Article  shall be the period expiring
       on the date for which the AGM of the Company
       next following this meeting is convened and
       the Section 89 amount  as so defined  shall
       be GBP 3,130,000

S.15   Authorize the Company, pursuant to Article 4(B)           Mgmt          For                            For
       of the Articles of Association and for the
       purpose of Section 166 of the Companies Act
       1985 to make one or more market purchases
       Section 163(3) of the Companies Act 1985  of
       up to 93,900,000 ordinary shares of 10p each
       in the capital of the Company  Ordinary Shares
       , at a minimum price of 10p and not more than
       5% above the average of the middle market quotations
       for an ordinary share as derived from the London
       Stock Exchange Daily Official List, over the
       previous 5 business days;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company in 2007 or 18 months ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry and may
       purchase ordinary shares in pursuance of any
       such contract or contracts

16.    Authorize the Directors to exercise the power             Mgmt          For                            For
       contained in Article 135(C) of the Articles
       of Association of the Company to offer holders
       of ordinary shares the right to elect to receive
       new ordinary shares, credited as fully paid,
       in whole or in part, instead of cash in respect
       of any dividend paid or declared during the
       period commencing on the date hereof and expiring
       at the conclusion of the next AGM of the Company;
       and to determine the basis of allotment of
       new ordinary shares in respect of any such
       dividend so that the value of such new ordinary
       shares may exceed the amount of such dividend,
       but not by more than 20% of such amount, and
       for these purposes the value of such new ordinary
       shares shall be calculated by reference to
       the  average  quotation of an ordinary share,
       which shall be the average of the best bid
       prices for an ordinary share as derived from
       the Stock Exchange Electronic Trading Service
       at 10a.m., 12 noon and 3.00 p.m. for such 5
       consecutive dealing days as the Directors may
       determine, save that if a best bid price for
       an ordinary share is not so available or is
       zero in respect of any such time, to determine
       the value of such new ordinary shares on such
       basis as they may deem appropriate in consultation
       with London Stock Exchange PLC

17.    Authorize the Company, for the purposes of Section        Mgmt          For                            For
       347C of the Companies Act 1985, to make market
       donations to EU political organizations  Section
       347A of the Companies Act 1985  not exceeding
       GBP 100,000 in total and to incur EU political
       expenditure  Section 347A of the Companies
       Act 1985  not exceeding GBP 100,000 in total
       Authority expires the earlier of the conclusion
       of the next AGM of the Company in 2007 or 15
       months  in any event the aggregate amount of
       donations made and political expenditure incurred
       by the Company pursuant to this resolution
       shall not exceed GBP 200,000

S.18   Adopt the new Articles of Association of the              Mgmt          For                            For
       Company as the Articles of Association of the
       Company to the exclusion and its substitution
       for the existing Articles of Association




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE CAPITAL VENTURES LTD                                                               Agenda Number:  700915070
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7229U106
    Meeting Type:  CRT
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  INE331H01016
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       Scheme of Amalgamation and arrangement of the
       applicant Company with Reliance Capital Limited
       and their respective shareholders and creditors
       the Scheme




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE COMMUNICATION  VENTURES LTD                                                        Agenda Number:  700887966
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72317103
    Meeting Type:  OTH
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  INE330H01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL MEETING ANNOUNCEMENT.   Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY. THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING. IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE. THANK YOU

1.     Approve, pursuant to Sections 16, 94 and all              Mgmt          For                            For
       other provisions, if any, of the Corporations
       Act of Company Act 1956  including statutory
       modifications or re-enactment thereof for the
       time being in force , to increase the authorize
       share capital of the Company of INR 650,00,00,000
       divided into 130,00,00,000 equity shares of
       INR 5 each to INR 1500,00,00,000 divided into
       200,00,00,000 equity shares of INR 5 each and
       100,00,00,000 unclassified shares of INR 5
       each with this power to the Board to decide
       on the extent of variation in such rights and
       classify and reclassify from time to time such
       shares into any class of shares; amend Clause
       V of the Memorandum of association of the Company
       as specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and all other applicable provisions, if
       any of the Companies Act 1956, the existing
       Article 3 of the Articles of Association of
       the Company and by inserting new Article as
       specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.3    Approve to accept, pursuant to provisions of              Mgmt          For                            For
       Section 81(1A) and other applicable provisions,
       if any of the Companies Act, 1956, and in accordance
       with the provisions of the Memorandum and Articles
       of Association of the Company and regulations/guidelines,
       prescribed by the Securities and Exchange Board
       of India or any other relevant authority, from
       time to time, to the extent applicable and
       subject to approvals, consents, permissions
       and sanctions, as may be required, and subject
       to such conditions as may be prescribed by
       any of them while granting such approvals,
       consents, permissions and sanctions, which
       the Board of Directors of the Company  the
       Board ; authorize the Board of the Company
       to create, offer, issue and allot, to or for
       the benefit of such person(s) as are in the
       permanent employment and the Directors  including
       the whole time Directors  of the Company, at
       any time, equity shares of the Company and/or
       warrants  whether attached to any security
       or not  with an option exercisable by the warrant
       holder to subscribe any equity shares/equity
       linked securities and/or bonds debentures,
       preference shares or other securities convertible
       into equity shares, in such manner, during
       that period, in one or more branches and on
       such conditions as the board may decide prior
       to the issue and offer thereof, for, or which
       upon exercise or conversion could give rise
       to the issue of number of equity shares not
       exceeding in aggregate 5% of the aggregate
       of the number of issued equity shares of the
       Company, from time to time on the date(s) under
       Reliance Natural Resources Employees Stock
       Option Scheme  ESOS , as placed at the meeting;
       subject to the terms stated herein, the equity
       shares allotted pursuant to the aforesaid resolution
       shall in all respects rank pari passu inter
       se as also with the then existing equity shares
       of the Company; the ESOS may be operated by
       the Trustees of any ESOS Trust(s) established
       by the Company and containing such terms as
       the Board while establishing the Trust(s) deem
       appropriate; for the purpose of giving effect
       to any creation, offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as specified above,
       or for the purpose of selling any ESOS Trust(s),
       authorize the Board on behalf of the Company
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, and
       with power on behalf of the Company to settle
       al questions, difficulties or doubts that may
       arise in regard to such issue(s) or allotment(s)
       in its absolute discretion deem fit, without
       being required to seek any further consent
       or approval of the Members; authorize the Board
       to modify the terms of ESOS in accordance with
       any guidelines or regulations that may be issued,
       from time to time, by any appropriate authority
       unless such variation, modification or alteration
       is detrimental to the interests of the employees/Directors including the whole-time Directors ; and authorize
       the Board to delegate all or any of the powers
       herein conferred to any Committee of Directors,
       or the Chairman of the Company

4.     Authorize the Board of Directors  the Board               Mgmt          For                            For
       , in accordance with the Section 293(1)(d)
       of the Companies Act, 1956 and the Articles
       of Association of the Company, to borrow any
       sum or sums of money  including non fund based
       facilities  from time to time at their discretion,
       for the purpose of the business of the Company,
       from any 1 or more Banks, Financial Institutions
       and other persons, firms, bodies, corporate,
       notwithstanding that the monies to be borrowed
       together with the monies already borrowed by
       the  apart from temporary loans obtained from
       the Company s Bankers in the ordinary course
       of business  may, at any time, exceed up to
       a sum of INR 10,000 crore over and above the
       aggregate of the then paid up capital of the
       Company and its free reserves  that is to say
       reserves not set apart for any specific purpose
       and to arrange or fix the terms and conditions
       of all such monies to be borrowed from time
       to time as to interest, repayment, security
       or otherwise as they may, in their absolute
       discretion, think fit; authorize the Board
       to do all such acts, deeds, matters and things
       as it may in its absolute discretion deem necessary,
       proper, or desirable and to settle any question,
       difficulty, doubt that may arise in respect
       of the borrowing(s) aforesaid and further to
       do all such acts, deeds and things and to execute
       all documents and writings as may be necessary,
       proper desirable or expedient to give effect
       to this resolution

5.     Grant authority to the Board of Directors, in             Mgmt          For                            For
       terms of Section 293(1)(a) and all other applicable
       provisions of the Companies Act, 1956,  including
       any statutory modification or re-enactment
       thereof, for the time being in force , to the
       Board of Directors  the Board  to mortgage
       and/or charge, in addition to the mortgages/charges
       created/to be created by the Company, in such
       form and manner and with such ranking and at
       such time and on such terms as the Board may
       determine, on all or any of the moveable and/or
       immoveable properties of the Company, both
       present and future and/or the whole or any
       part of the undertaking(s) of the Company together
       with the power to take over the management
       of the business and concern of the Company
       in certain events of default, in favour of
       the Lender(s), Agent(s) and Trustee(s)/Trustee(s),
       for securing the borrowings availed/to be availed
       by the Company and/or any of the Company s
       holding / subsidiary / affiliate I associate
       company, by way of loan(s) (in foreign currency
       and/or rupee currency) and Securities (comprising
       fully/partly Convertible Debentures and/or
       Non Convertible Debentures with or without
       detachable or non-detachable Warrants and/or
       secured premium notes and/or floating rates
       notes/bonds or other debt instruments), issued/to
       be issued by the Company, from time to time,
       subject to the limits approved under Section
       293(1)(d) of the Companies Act, 1996, together
       with interest at the respective agreed rates,
       additional interest, compound interest in case
       of default, accumulated interest, liquidated
       damages. commitment charges, premia on prepayment,
       remuneration of the Agent(s)/Trustees, premium
       (if any) on redemption, all other costs, charges
       and expenses, including any increase as a result
       of devaluation / revaluation fluctuation in
       the rates of exchange and all other monies
       payable by the Company in terms of the Loan
       Agreement(s)/Heads of Agreement(s), Debenture
       Trust Deed(s) or any other document, entered
       into/ to be entered into between the Company
       and the Lender(s)/Agent(s) and Trustee(s) /
       Trustee(s), in respect of the said loans /
       borrowings / debentures and containing such
       specific terms and conditions and covenants
       in respect of enforcement of security as may
       be Stipulated in that behalf and agreed to
       between the Board of Directors or Committee
       thereof and the Lender(s)/Agent(s)and Trustee(s)/Trustee(s);
       authorize the Board and/or its duty constituted
       Committee for the purpose of giving effect
       to this resolution to finalize, settle and
       execute such documents/deeds/writings/papers/agreements
       as may be required and do all such acts, deeds,
       matters and things, as it may in its absolute
       discretion deem necessary, proper or desirable
       and to settle any question, difficulty or doubt
       that may arise in regard to creating mortgages/charges
       as aforesaid

S.6    Approve, pursuant to Section 309 and all other            Mgmt          For                            For
       applicable provisions if any, of the Companies
       Act, 1956  the Act  and subject to all permissions,
       sanctions and approvals as may be necessary,
       approval of the Company and accorded for the
       payment of commission to the Director(s) of
       the Company who is/are neither in the whole
       time employment nor Managing Director(s), in
       accordance with and up to the limits laid down
       under the provisions of Section 309(4) of the
       Act, computed in the manner specified in the
       Act, for a period of 5 years from the FY commencing
       01 APR 2006, in such manner and up to such
       extent as the Remuneration Committee of the
       Board may, from time to time, determine; authorize
       the Board and/or Remuneration Committee constituted
       by the Board for the purpose of giving effect
       to this resolution, to take all actions and
       do all such deeds, matters and things, as it
       may in its absolute discretion deem necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in this
       regard

S.7    Authorize the Board, pursuant to Section 81(1A)           Mgmt          Against                        Against
       and all other applicable provisions of the
       Companies Act, 1956  including any Statutory
       modification or re-enactment there of for the
       time being in force  and enabling provisions
       of the Memorandum and the Articles of Association
       of the Company and the Listing Agreements with
       the Stock Exchanges and subject to the provisions
       of the applicable rules, regulations, guidelines
       or laws and/or any approval, consent, permission
       or sanction of the Central Government Reserve
       Bank of India and any other appropriate authorities,
       institutions or bodies  here in after collectively
       referred to as the appropriate authorities
       , and subject to such conditions as may be
       prescribed by any 1 of them while granting
       any such approval, consent, permission, and/or
       sanction  here in after referred to requisite
       approvals  which may be agreed to by the Board
       of Directors of the Company  hereinafter called
       the Board which term shall be deemed to include
       any committee which the Board may have constituted
       or hereinafter constitute to exercise its powers
       including the power conferred by this Resolution
       , to issue, offer and allot, in international
       offerings any securities including global depositary
       receipts and/or American depositary receipts
       convertible into equity shares, preference
       shares whether cumulative/ redeemable/ convertible
       at the option of the Company and /or the option
       of the holders of the security and / or securities
       linked to equity shares/preference shares and
       /or any instrument or Securities representing
       convertible securities such as convertible
       debentures, bonds or warrants convertible into
       depositary receipts underlying equity shares/
       equity shares / preference shares,  hereinafter
       referred to as the securities  to be subscribed
       by foreign / domestic investors/institutions
       and / or corporate bodies/entities including
       mutual funds, banks, insurance Companies and/or
       individuals or otherwise, whether or not such
       persons/entities/investors are Members of the
       Company whether in one or more currency, such
       issue and allotment to be made at such time
       or times in one or more branches or branches,
       at par or at such price or prices, and on such
       terms and conditions and in such manner as
       the Board may, in its absolute discretion think
       fit, in consultation with the Lead Managers,
       Underwriters, Advisors or other intermediaries
       provided however that the issue of securities
       as above shall not result in increase of the
       issued and subscribed equity share capital
       of the Company by more than 25% of the then
       issued and outstanding equity shares; without
       prejudice to the generality of the above, the
       aforesaid issue of securities may have all
       or any terms or combination of terms including
       as to conditions in relation to payment of
       interest, additional interest, premia on redemption,
       prepayment and any other debt service payments
       whatsoever, and all such other terms as are
       provided in securities offerings of this nature
       including terms for issue of such securities
       or variation of the conversion price of the
       security during the duration of the securities
       and the Company is also entitled to enter into
       and execute alt such arrangements as the case
       may be with any lead managers, managers, underwriters,
       bankers, financial institutions. solicitors,
       advisors guarantors, depositories, custodians
       and other intermediaries in such offerings
       of securities and to remunerate alt such agencies
       including the payment of commissions, brokerage,
       fees or payment of their remuneration for their
       services or the like, and also to seek the
       listing of such securities on one or more Stock
       Exchanges including international Stock Exchanges
       wherever permissible; the Company may enter
       into any arrangement with any agency or body,
       authorized by the Company for the issue of
       Securities in registered or bearer form with
       such features and attributes as are prevalent
       in capital markets for instruments of this
       nature and to provide for the tradability or
       tree transferability thereof as per the domestic
       and/or international practice and regulations,
       and under the norms and practices prevalent
       in securities markets; that the Board and/or
       an agency or body authorized by the Board may
       issue depositary receipt(s) or certificate(s)
       or shares, representing the underlying securities
       issued by the Company in registered or bearer
       form with such features and attributes as are
       prevalent in Indian and/or international capital
       markets for the instruments of this nature
       and to provide for the tradability or free
       transferability thereof, as per the Indian/International
       practices and regulations and under the norms
       and practices prevalent in the Indian/International
       markets; the Securities issued in foreign markets
       shall be deemed to have been made abroad and/or
       in the market and/or at the place of issue
       of the securities in the international market
       and may be governed by the applicable laws;
       authorize the Board or any Committee to issue
       and allot such number of shares as may be required
       to be issued and allotted upon conversion of
       any securities as specified or as may be necessary
       in accordance with the terms of the offering,
       all such shares being pari passu with the then
       existing shares of the Company in all respects,
       as may be provided under the terms of the issue
       and in the offering document; such of these
       Securities to be issued as are not subscribed
       may be disposed off by the Board to such persons
       and in such manner and on such terms as the
       Board in its absolute discretion thinks fit
       in the best interest of the Company and as
       is permissible at law; authorize the Board
       or any Committee on behalf of the Company,
       for the purpose of giving effect to any issue
       or allotment of securities or instruments representing
       the same as specified, to do all such acts,
       deeds, matters and things as it may at its
       absolute discretion deem necessary or desirable
       for such purpose, including without limitation
       the entering into of underwriting, marketing
       and depositary arrangement and institution/trustees/agents and similar agreements/and to remunerate Managers,
       underwriters and all other agencies/intermediaries
       by way of commission, brokerage, fees and the
       like as may be involved or connected in such
       offerings of securities, with power on behalf
       of the Company to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment as it may in its absolute
       discretion deem fit; authorize the Board to
       settle all questions, difficulties or doubts
       that may arise in regard to the issue, offer
       or allotment of securities and utilization
       of the issue proceeds including but without
       limitation to the creation of such mortgage/charge
       under Section 293(1)(a) of the said Act in
       respect of the aforesaid Securities either
       on pari passu basis or otherwise or in the
       borrowing of loans as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that the Members shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution; authorize the Board to
       delegate all or any of the powers herein conferred
       to any Committee of Directors or the Chairman
       or any other officers/ authorized representatives
       of the Company to give effect to the aforesaid
       resolution

S.8    Approve, pursuant to applicable provisions of             Mgmt          For                            For
       the Foreign Exchange Management Act, 1999
       FEMA , the Companies Act, 1956 and all other
       applicable rules, regulations, guidelines and
       Laws  including any statutory modification
       or re-enactment thereof for the time being
       in force  and subject to all requisite approvals,
       permissions and sanctions and subject to such
       conditions as may be prescribed by any of the
       concerned authorities while granting such approvals,
       permissions, sanctions, which may be agreed
       to by the Board of Directors of the Company
       and/or a duly authorized Committee thereof
       for the time being exercising the powers conferred
       by the Board of Directors  hereinafter referred
       to as the Board , the consent of the Company
       and accorded for investments by Foreign Institutional
       Investors including their sub-accounts  hereinafter
       referred to as the FIIS , in the shares or
       debentures convertible into shares of the Company,
       by purchase or acquisition from the market
       under the Portfolio Investment Scheme under
       FEMA, subject to the condition that the total
       holding of all fits put together shall not
       exceed 74 % of the paid up equity share capital
       or paid up value of the respective series of
       the convertible debentures of the Company as
       may be applicable or such other maximum limit
       as may be prescribed from time to time; authorized
       the Board to do all such acts, deeds, matters
       and things and execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution
       and for matters connected therewith or incidental
       thereto

9.     Approve, in accordance with provisions of Sections        Mgmt          For                            For
       198, 269,387 and all other applicable provisions,
       if any, read with Schedule XIII to the Companies
       Act 1956, and subject to all such sanctions,
       as may be necessary, appoint Shri. Hasti Shukla
       as the Manager of the Company for a period
       of 05 years commencing from 08 FEB 2006 on
       the terms and conditions including remuneration
       as specified in the Agreement to be entered
       into between the Company and Shri. Hasti Shukla,
       which Agreement is hereby specifically sanctioned
       with liberty to the Board of Directors  hereinafter
       referred to as Board which term shall be deemed
       to include any Committee of the Board constituted
       to exercise its powers including powers conferred
       by this resolution  to alter and vary the terms
       and conditions of the said appointment and/or
       Agreement, as may be agreed to between the
       Board and Shri. Hasti Shukla, so as not to
       exceed the limits specified in Schedule XIII
       to the Companies Act, 1956 or any amendments
       thereto; in the event of loss or inadequacy
       of profits in any FY during the currency of
       tenure of Shri. Hasti Shukla, as Manager, the
       remuneration and perquisites as specified as
       aforesaid be paid or granted to him as minimum
       remuneration and perquisites provided that
       the total remuneration by way of salary, perquisites
       and other allowances shall not exceed the applicable
       ceiling limit in terms of Schedule XIII to
       the said Act as may be amended from time to
       time or any equivalent statutory re-enactment
       thereof for the time being in force, and authorize
       the Board of Directors to take all such steps
       as may be necessary, proper or expedient to
       give effect to this resolution

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17 and all other applicable provisions, if
       any, of the Companies Act, 1956, subject to
       confirmation of the Company Law Board, the
       existing Clause II in the Memorandum of Association
       of the Company be substituted as specified;
       on the confirmation by the Company Law Board,
       the Registered Office of the Company be transferred
       from the State of Maharashtra to the State
       of Goa, at such time and in such manner as
       the Board of Directors of the Company approve
       appropriate and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions, as may be in its
       absolute discretion deem necessary and to settle
       any question that may arise in this regard




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE ENERGY VENTURES LTD                                                                Agenda Number:  700919559
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7232C101
    Meeting Type:  CRT
    Meeting Date:  26-Apr-2006
          Ticker:
            ISIN:  INE329H01010
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, with or without modification(s), the             Mgmt          For                            For
       Scheme of Amalgamation and arrangement of the
       Reliance Capital Ventures Limited with Reliance
       Capital Limited and their respective shareholders
       and creditors  the Scheme




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDS LTD                                                                           Agenda Number:  700996866
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the audited balance sheet               Mgmt          For                            For
       as at 31 MAR 2006, profit and loss account
       for the YE on that date and the reports of
       the Board of Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Appoint the Directors in place of those retiring          Mgmt          For                            For
       by rotation

4.     Appoint M/S. Chaturvedi & Shah, Chartered Accountants,    Mgmt          For                            For
       M/S. Deloitte Haskins and Sells, Chartered
       Accountants, and M/S. Rajendra & Co., Chartered
       Accountants as the Auditors of the Company
       until the conclusion of the next AGM of the
       Company on such remuneration as shall be fixed
       by the Board of Directors

5.     Appoint Professor. C. Jain as an additional               Mgmt          For                            For
       Director of the Company, pursuant to the provisions
       of Section 260 of the Companies Act 1956 and
       in accordance with the provisions of Section
       257 and all other applicable provisions, if
       any, of the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof, who
       retires under the provisions of the Articles
       of Association of the Company

S.6    Authorize the Board: in accordance with the               Mgmt          For                            For
       provisions of Section 81 and all other applicable
       provisions, if any of the Companies Act, 1956
       ( Act) mid the Securities and Exchange Board
       of India (Employee Stock Option Scheme and
       Employee Stock Purchase Scheme) Guidelines,
       1999 (the Guidelines) or any statutory modification(s)
       or re-enactment of the Act or the Guidelines
       the provisions of any other applicable law,
       and regulations, the Articles of Association
       of the Company and Listing Agreements entered
       into by the Company with the stock exchanges,
       where the securities of the Company are listed
       and subject to any applicable approval(s),
       permission(s) and sanction(s) of any authorities
       and subject to any condition(s) and modification(s)
       as may be prescribed or imposed by such authorities
       while granting such approval(s), permission(s)
       and sanction(s) and which may be agreed to
       and accepted by the Board of Directors of the
       Company  Board which deem shall include Employees
       Stock Compensation Committee of the Board
       and in supersession of the special resolution
       passed by Members in the AGM of the Company
       held on 13 JUN 2000, to grant, offer and issue,
       in one or more branches, to such permanent
       employees of the Company whether working in
       India or out of India and Directors of the
       Company whether wholetime Director or otherwise
       Employees , as may be decided by the Board,
       options exercisable by the Employees under
       a Scheme titled Employees Stock Option Scheme
       - 2006  Scheme  to subscribe to such number
       of equity shares and/or equity linked instruments
       which could give rise to the issue of equity
       shares  Securities  of the Company not exceeding
       in aggregate 5% of the issued, subscribed and
       paid-up equity shares of the Company as on
       31 MAR 2006 i.e. up to 6,96,75,402 equity shares,
       at such price and on such terms and conditions
       as may be determined by the Board in accordance
       with the Guidelines or any other applicable
       provisions as may be prevailing at that time;
       and to formulate, evolve, decide upon and bring
       into effect the Scheme on such terms and conditions
       as specified and to make any modification(s),
       change(s), variation(s), alteration(s) or revision(s)
       in the terms and conditions of the Scheme from
       time to time including but not limited to,
       amendment(s) with respect to vesting period,
       and schedule, exercise price, exercise period,
       eligibility criteria or to suspend, withdraw,
       terminate or revise the Scheme; and the securities
       maybe allotted in accordance with the Scheme
       either directly or through an existing trust
       or a trust which may be setup in any permissible
       manner and that the Scheme may also envisage
       for providing any financial assistance to the
       trust to enable the trust to acquire, purchase
       or subscribe to the securities of the Company;
       and any new equity shares to be issued and
       allotted as aforesaid shall rank pari passu
       inter se with the then existing equity shares
       of the Company in all respects; and to take
       necessary steps for listing of the Securities
       allotted under the Scheme on the stock exchanges
       where the securities of the Company are listed
       as per the provisions of the Listing Agreements
       with the stock exchanges concerned, the Guidelines
       and other applicable laws and regulation; and
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary, expedient or proper and to settle
       any questions, difficulties or doubts that
       may arise lit this regard as any stage including
       at the time of listing of the securities without
       requiring the Board to secure any further consent
       or approval of the Members of the Company to
       the end and intent that they shall be deemed
       to have given their approval thereto expressly
       by she authority of this resolution

S.7    Authorize the Board: in accordance with the               Mgmt          For                            For
       provisions of Section 81 and all other applicable
       provisions if any of the Companies Act, 1956
       Act  and the Securities and Exchange Board
       of India  Employee Stock Option Scheme and
       Employee Stock Purchase Scheme  Guidelines,
       1999  the Guidelines  or any statutory modification(s)
       or re-enactment of the Act or the Guidelines,
       the provisions of any other applicable laws
       and regulation the Articles of Association
       of the Company and Listing Agreements entered
       into by the Company with the stock exchanges
       where the securities of the Company are listed
       and subject to any applicable approval(s),
       permission(s) and sanction(s) of any authorities
       and subject to any condition(s) and modification(s)
       as may be prescribed or imposed by such authorities
       while granting such approval(s), permission(s)
       and sanction(s) and which may be agreed to
       and accepted by the Board of Directors of the
       Company  the Board which term shall include
       Employees Stock Compensation Committee of the
       Board  and in supersession of the special resolution
       passed by Members in the AGM of the Company
       held on 13 JUN 2000, to extend the benefits
       of the Employees Stock Option Scheme -2006
       and duly passed at this meeting, also to such
       permanent employees of the whether working
       in India or out of India and Director, of the
       subsidiary Companies whether wholetime Directors
       or otherwise, as may be decided by the Board
       and /or such other persons, as may form time
       to time, be allowed under prevailing law and
       regulations on such terms and conditions as
       decided by the Board; and to do all such act,
       deeds, mattes and things as it may in its absolute
       discretion, deem necessary expedient or proper
       and to settle any question, difficulties or
       doubts that may arise in this regard at any
       stage including at the time of listing of securities
       without requiring the Board to secure any further
       consent or approval of the Members of the Company
       in the end and intent that they shall be deemed
       to have given their approval thereto expressly
       by the authority of this resolution




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDUSTRIES LTD                                                                     Agenda Number:  700776884
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  AGM
    Meeting Date:  03-Aug-2005
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve to adopt the audited balance sheet as             Mgmt          For                            For
       at 31 MAR 2005, profit and loss account for
       the YE on that date and the reports of the
       Board of Directors and the Auditors thereon

2.     Declare a dividend on equity shares                       Mgmt          For                            For

3.     Appoint the Directors, who retires by rotation            Mgmt          For                            For

4.     Appoint M/S. Chaturvedi & Shah, Chartered Accountants,    Mgmt          For                            For
       M/S. Deloitte Haskins and Sells, Chartered
       Accountants, and M/S. Rajendra & Co., Chartered
       Accountants as the Auditors of the Company
       on such remuneration as shall be fixed by the
       Board of Directors;  Authority expires at the
       conclusion of the next AGM of the Company

5.     Appoint, in accordance with the provisions of             Mgmt          For                            For
       Section 257 and all other applicable provisions,
       if any, of the Companies Act, 1958 or any statutory
       modification(s) or re-enactment thereof, Prof.
       Ashok Misra, as a Director of the Company,
       who retires under the provisions of the Articles
       of Association of the Company

S.6    Approve that, in accordance with the provisions           Mgmt          For                            For
       of Sections 198, 269 and 309 read with Schedule
       XIII and all other applicable provisions, if
       any, of the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof, the
       approval of the Company be accorded to the
       re-appointment of Shri Hardev Singh Kohli as
       a wholetime Director, designated as Executive
       Director of the Company, for a period of 5
       years with effect from 01 APR 2005, on the
       terms and conditions including remuneration
       as specified, with liberty to the Board of
       Directors (hereinafter referred to as the Board
       which term shall be deemed to include any Committee
       of the Board constituted to exercise its powers,
       including the powers conferred by this resolution
       to alter and vary the terms and conditions
       and / or remuneration, subject to the same
       not exceeding the limits specified under Schedule
       XIII to the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof; authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this resolution

7.     Approve that, in accordance with the provisions           Mgmt          For                            For
       of Sections 198, 269 and 309 read with Schedule
       XIII and all other applicable provisions, if
       any, of the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof, the
       approval of the Company be accorded to the
       re-appointment of Shri Hital R. Meswani, as
       a wholetime Director, designated as Executive
       Director of the Company, for a period of 5
       years with effect from 04 AUG 2005, on the
       terms and conditions including remuneration
       as specified, with liberty to the Board of
       Directors (hereinafter referred to as the Board
       which term shall be deemed to include any Committee
       of the Board constituted to exercise its powers,
       including the powers conferred by this resolution
       to alter and vary the terms and conditions
       and / or remuneration, subject to the same
       not exceeding the limits specified under Schedule
       XIII to the Companies Act, 1956 or any statutory
       modification(s) or re-enactment thereof; authorize
       the Board to take all such steps as may be
       necessary, proper or expedient to give effect
       to this resolution

S.8    Approve that, in accordance with the provisions           Mgmt          For                            For
       of Sections 198,309(4) and all other applicable
       provisions, if any, of the Companies Act, 1956
       or any statutory modification(s) or re-enactment
       thereof and the Articles of Association of
       the Company and subject to applicable statutory
       approval(s), the Directors of the Company other
       then the Managing Director and wholetime Directors
       be annually, Commission aggregating INR 1,00,00,000,
       in such proportion as may be decided by the
       Board of Directors, for a period of 5 years
       from the FYE 31 MAR 2005, provided that the
       total commission payable to such Directors
       shall not exceed 1% of the net profits of the
       Company as computed in the manner referred
       to under Section 198(1) of the Companies Act,
       1956 or any statutory modification(s) or re-enactment
       thereof




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE INDUSTRIES LTD                                                                     Agenda Number:  700808821
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y72596102
    Meeting Type:  EGM
    Meeting Date:  21-Oct-2005
          Ticker:
            ISIN:  INE002A01018
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS COURT MEETING, THANK             Non-Voting    No vote
       YOU

1.     Approve the Scheme of Arrangement, with or without        Mgmt          For                            For
       modification s , between Reliance Industries
       Limited, Reliance Energy Ventures Limited,
       Global Fuel Management Services Limited, Reliance
       Capital Ventures Limited and Reliance Communication
       Ventures Limited and their respective shareholders
       and creditors




--------------------------------------------------------------------------------------------------------------------------
 RELIANCE NATURAL RESOURCES LTD                                                              Agenda Number:  700887942
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7269W103
    Meeting Type:  OTH
    Meeting Date:  29-Mar-2006
          Ticker:
            ISIN:  INE328H01012
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A POSTAL BALLOT MEETING.         Non-Voting    No vote
       A PHYSICAL MEETING IS NOT BEING HELD FOR THIS
       COMPANY.  THEREFORE, MEETING ATTENDANCE REQUESTS
       ARE NOT VALID FOR THIS MEETING.  IF YOU WISH
       TO VOTE, YOU MUST RETURN YOUR INSTRUCTIONS
       BY THE INDICATED CUTOFF DATE.  THANK YOU

1.     Approve, pursuant to Sections 16, 94 and all              Mgmt          For                            For
       other provisions, if any, of the Corporations
       Act of Company Act 1956  including statutory
       modifications or re-enactment thereof for the
       time being in force , to increase the authorize
       share capital of the Company of INR 650,00,00,000
       divided into 130,00,00,000 equity shares of
       INR 5 each to INR 1500,00,00,000 divided into
       200,00,00,000 equity shares of INR 5 each and
       100,00,00,000 unclassified shares of INR 5
       each with this power to the Board to decide
       on the extent of variation in such rights and
       classify and reclassify from time to time such
       shares into any class of shares; amend Clause
       V of the Memorandum of association of the Company
       as specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.2    Amend, pursuant to the provisions of Section              Mgmt          For                            For
       31 and all other applicable provisions, if
       any of the Companies Act 1956, the existing
       Article 3 of the Articles of Association of
       the Company and by inserting new Article as
       specified; and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions as may be in its absolute
       discretion deem necessary and to settle any
       question that may arise in this regard

S.3    Approve to accept, pursuant to provisions of              Mgmt          For                            For
       Section 81(1A) and other applicable provisions,
       if any of the Companies Act, 1956, and in accordance
       with the provisions of the Memorandum and Articles
       of Association of the Company and regulations/guidelines,
       prescribed by the Securities and Exchange Board
       of India or any other relevant authority, from
       time to time, to the extent applicable and
       subject to approvals, consents, permissions
       and sanctions, as may be required, and subject
       to such conditions as may be prescribed by
       any of them while granting such approvals,
       consents, permissions and sanctions, which
       the Board of Directors of the Company  the
       Board ; authorize the Board of the Company
       to create, offer, issue and allot, to or for
       the benefit of such person(s) as are in the
       permanent employment and the Directors  including
       the whole time Directors  of the Company, at
       any time, equity shares of the Company and/or
       warrants  whether attached to any security
       or not  with an option exercisable by the warrant
       holder to subscribe any equity shares/equity
       linked securities and/or bonds debentures,
       preference shares or other securities convertible
       into equity shares, in such manner, during
       that period, in one or more branches and on
       such conditions as the board may decide prior
       to the issue and offer thereof, for, or which
       upon exercise or conversion could give rise
       to the issue of number of equity shares not
       exceeding in aggregate 5% of the aggregate
       of the number of issued equity shares of the
       Company, from time to time on the date(s) under
       Reliance Natural Resources Employees Stock
       Option Scheme  ESOS , as placed at the meeting;
       subject to the terms stated herein, the equity
       shares allotted pursuant to the aforesaid resolution
       shall in all respects rank pari passu inter
       se as also with the then existing equity shares
       of the Company; the ESOS may be operated by
       the Trustees of any ESOS Trust(s) established
       by the Company and containing such terms as
       the Board while establishing the Trust(s) deem
       appropriate; for the purpose of giving effect
       to any creation, offer, issue or allotment
       of equity shares or securities or instruments
       representing the same, as specified above,
       or for the purpose of selling any ESOS Trust(s),
       authorize the Board on behalf of the Company
       to do all such acts, deeds, matters and things
       as it may, in its absolute discretion, deem
       necessary or desirable for such purpose, and
       with power on behalf of the Company to settle
       al questions, difficulties or doubts that may
       arise in regard to such issue(s) or allotment(s)
       in its absolute discretion deem fit, without
       being required to seek any further consent
       or approval of the Members; authorize the Board
       to modify the terms of ESOS in accordance with
       any guidelines or regulations that may be issued,
       from time to time, by any appropriate authority
       unless such variation, modification or alteration
       is detrimental to the interests of the employees/Directors including the whole-time Directors ; and authorize
       the Board to delegate all or any of the powers
       herein conferred to any Committee of Directors,
       or the Chairman of the Company

4.     Authorize the Board of Directors  the Board               Mgmt          For                            For
       , in accordance with the Section 293(1)(d)
       of the Companies Act, 1956 and the Articles
       of Association of the Company, to borrow any
       sum or sums of money  including non fund based
       facilities  from time to time at their discretion,
       for the purpose of the business of the Company,
       from any 1 or more Banks, Financial Institutions
       and other persons, firms, bodies, corporate,
       notwithstanding that the monies to be borrowed
       together with the monies already borrowed by
       the  apart from temporary loans obtained from
       the Company s Bankers in the ordinary course
       of business  may, at any time, exceed up to
       a sum of INR 10,000 crore over and above the
       aggregate of the then paid up capital of the
       Company and its free reserves  that is to say
       reserves not set apart for any specific purpose
       and to arrange or fix the terms and conditions
       of all such monies to be borrowed from time
       to time as to interest, repayment, security
       or otherwise as they may, in their absolute
       discretion, think fit; authorize the Board
       to do all such acts, deeds, matters and things
       as it may in its absolute discretion deem necessary,
       proper, or desirable and to settle any question,
       difficulty, doubt that may arise in respect
       of the borrowing(s) aforesaid and further to
       do all such acts, deeds and things and to execute
       all documents and writings as may be necessary,
       proper desirable or expedient to give effect
       to this resolution

5.     Grant authority to the Board of Directors, in             Mgmt          For                            For
       terms of Section 293(1)(a) and all other applicable
       provisions of the Companies Act, 1956,  including
       any statutory modification or re-enactment
       thereof, for the time being in force , to the
       Board of Directors  the Board  to mortgage
       and/or charge, in addition to the mortgages/charges
       created/to be created by the Company, in such
       form and manner and with such ranking and at
       such time and on such terms as the Board may
       determine, on all or any of the moveable and/or
       immoveable properties of the Company, both
       present and future and/or the whole or any
       part of the undertaking(s) of the Company together
       with the power to take over the management
       of the business and concern of the Company
       in certain events of default, in favour of
       the Lender(s), Agent(s) and Trustee(s)/Trustee(s),
       for securing the borrowings availed/to be availed
       by the Company and/or any of the Company s
       holding / subsidiary / affiliate I associate
       company, by way of loan(s) (in foreign currency
       and/or rupee currency) and Securities (comprising
       fully/partly Convertible Debentures and/or
       Non Convertible Debentures with or without
       detachable or non-detachable Warrants and/or
       secured premium notes and/or floating rates
       notes/bonds or other debt instruments), issued/to
       be issued by the Company, from time to time,
       subject to the limits approved under Section
       293(1)(d) of the Companies Act, 1996, together
       with interest at the respective agreed rates,
       additional interest, compound interest in case
       of default, accumulated interest, liquidated
       damages. commitment charges, premia on prepayment,
       remuneration of the Agent(s)/Trustees, premium
       (if any) on redemption, all other costs, charges
       and expenses, including any increase as a result
       of devaluation / revaluation fluctuation in
       the rates of exchange and all other monies
       payable by the Company in terms of the Loan
       Agreement(s)/Heads of Agreement(s), Debenture
       Trust Deed(s) or any other document, entered
       into/ to be entered into between the Company
       and the Lender(s)/Agent(s) and Trustee(s) /
       Trustee(s), in respect of the said loans /
       borrowings / debentures and containing such
       specific terms and conditions and covenants
       in respect of enforcement of security as may
       be Stipulated in that behalf and agreed to
       between the Board of Directors or Committee
       thereof and the Lender(s)/Agent(s)and Trustee(s)/Trustee(s);
       authorize the Board and/or its duty constituted
       Committee for the purpose of giving effect
       to this resolution to finalize, settle and
       execute such documents/deeds/writings/papers/agreements
       as may be required and do all such acts, deeds,
       matters and things, as it may in its absolute
       discretion deem necessary, proper or desirable
       and to settle any question, difficulty or doubt
       that may arise in regard to creating mortgages/charges
       as aforesaid

S.6    Approve, pursuant to Section 309 and all other            Mgmt          For                            For
       applicable provisions if any, of the Companies
       Act, 1956  the Act  and subject to all permissions,
       sanctions and approvals as may be necessary,
       approval of the Company and accorded for the
       payment of commission to the Director(s) of
       the Company who is/are neither in the whole
       time employment nor Managing Director(s), in
       accordance with and up to the limits laid down
       under the provisions of Section 309(4) of the
       Act, computed in the manner specified in the
       Act, for a period of 5 years from the FY commencing
       01 APR 2006, in such manner and up to such
       extent as the Remuneration Committee of the
       Board may, from time to time, determine; authorize
       the Board and/or Remuneration Committee constituted
       by the Board for the purpose of giving effect
       to this resolution, to take all actions and
       do all such deeds, matters and things, as it
       may in its absolute discretion deem necessary,
       proper or desirable and to settle any question,
       difficulty or doubt that may arise in this
       regard

S.7    Authorize the Board, pursuant to Section 81(1A)           Mgmt          Against                        Against
       and all other applicable provisions of the
       Companies Act, 1956  including any Statutory
       modification or re-enactment there of for the
       time being in force  and enabling provisions
       of the Memorandum and the Articles of Association
       of the Company and the Listing Agreements with
       the Stock Exchanges and subject to the provisions
       of the applicable rules, regulations, guidelines
       or laws and/or any approval, consent, permission
       or sanction of the Central Government Reserve
       Bank of India and any other appropriate authorities,
       institutions or bodies  here in after collectively
       referred to as the appropriate authorities
       , and subject to such conditions as may be
       prescribed by any 1 of them while granting
       any such approval, consent, permission, and/or
       sanction  here in after referred to requisite
       approvals  which may be agreed to by the Board
       of Directors of the Company  hereinafter called
       the Board which term shall be deemed to include
       any committee which the Board may have constituted
       or hereinafter constitute to exercise its powers
       including the power conferred by this Resolution
       , to issue, offer and allot, in international
       offerings any securities including global depositary
       receipts and/or American depositary receipts
       convertible into equity shares, preference
       shares whether cumulative/ redeemable/ convertible
       at the option of the Company and /or the option
       of the holders of the security and / or securities
       linked to equity shares/preference shares and
       /or any instrument or Securities representing
       convertible securities such as convertible
       debentures, bonds or warrants convertible into
       depositary receipts underlying equity shares/
       equity shares / preference shares,  hereinafter
       referred to as the securities  to be subscribed
       by foreign / domestic investors/institutions
       and / or corporate bodies/entities including
       mutual funds, banks, insurance Companies and/or
       individuals or otherwise, whether or not such
       persons/entities/investors are Members of the
       Company whether in one or more currency, such
       issue and allotment to be made at such time
       or times in one or more branches or branches,
       at par or at such price or prices, and on such
       terms and conditions and in such manner as
       the Board may, in its absolute discretion think
       fit, in consultation with the Lead Managers,
       Underwriters, Advisors or other intermediaries
       provided however that the issue of securities
       as above shall not result in increase of the
       issued and subscribed equity share capital
       of the Company by more than 25% of the then
       issued and outstanding equity shares; without
       prejudice to the generality of the above, the
       aforesaid issue of securities may have all
       or any terms or combination of terms including
       as to conditions in relation to payment of
       interest, additional interest, premia on redemption,
       prepayment and any other debt service payments
       whatsoever, and all such other terms as are
       provided in securities offerings of this nature
       including terms for issue of such securities
       or variation of the conversion price of the
       security during the duration of the securities
       and the Company is also entitled to enter into
       and execute alt such arrangements as the case
       may be with any lead managers, managers, underwriters,
       bankers, financial institutions. solicitors,
       advisors guarantors, depositories, custodians
       and other intermediaries in such offerings
       of securities and to remunerate alt such agencies
       including the payment of commissions, brokerage,
       fees or payment of their remuneration for their
       services or the like, and also to seek the
       listing of such securities on one or more Stock
       Exchanges including international Stock Exchanges
       wherever permissible; the Company may enter
       into any arrangement with any agency or body,
       authorized by the Company for the issue of
       Securities in registered or bearer form with
       such features and attributes as are prevalent
       in capital markets for instruments of this
       nature and to provide for the tradability or
       tree transferability thereof as per the domestic
       and/or international practice and regulations,
       and under the norms and practices prevalent
       in securities markets; that the Board and/or
       an agency or body authorized by the Board may
       issue depositary receipt(s) or certificate(s)
       or shares, representing the underlying securities
       issued by the Company in registered or bearer
       form with such features and attributes as are
       prevalent in Indian and/or international capital
       markets for the instruments of this nature
       and to provide for the tradability or free
       transferability thereof, as per the Indian/International
       practices and regulations and under the norms
       and practices prevalent in the Indian/International
       markets; the Securities issued in foreign markets
       shall be deemed to have been made abroad and/or
       in the market and/or at the place of issue
       of the securities in the international market
       and may be governed by the applicable laws;
       authorize the Board or any Committee to issue
       and allot such number of shares as may be required
       to be issued and allotted upon conversion of
       any securities as specified or as may be necessary
       in accordance with the terms of the offering,
       all such shares being pari passu with the then
       existing shares of the Company in all respects,
       as may be provided under the terms of the issue
       and in the offering document; such of these
       Securities to be issued as are not subscribed
       may be disposed off by the Board to such persons
       and in such manner and on such terms as the
       Board in its absolute discretion thinks fit
       in the best interest of the Company and as
       is permissible at law; authorize the Board
       or any Committee on behalf of the Company,
       for the purpose of giving effect to any issue
       or allotment of securities or instruments representing
       the same as specified, to do all such acts,
       deeds, matters and things as it may at its
       absolute discretion deem necessary or desirable
       for such purpose, including without limitation
       the entering into of underwriting, marketing
       and depositary arrangement and institution/trustees/agents and similar agreements/and to remunerate Managers,
       underwriters and all other agencies/intermediaries
       by way of commission, brokerage, fees and the
       like as may be involved or connected in such
       offerings of securities, with power on behalf
       of the Company to settle any questions, difficulties
       or doubts that may arise in regard to any such
       issue or allotment as it may in its absolute
       discretion deem fit; authorize the Board to
       settle all questions, difficulties or doubts
       that may arise in regard to the issue, offer
       or allotment of securities and utilization
       of the issue proceeds including but without
       limitation to the creation of such mortgage/charge
       under Section 293(1)(a) of the said Act in
       respect of the aforesaid Securities either
       on pari passu basis or otherwise or in the
       borrowing of loans as it may in its absolute
       discretion deem fit without being required
       to seek any further consent or approval of
       the Members or otherwise to the end and intent
       that the Members shall be deemed to have given
       their approval thereto expressly by the authority
       of this resolution; authorize the Board to
       delegate all or any of the powers herein conferred
       to any Committee of Directors or the Chairman
       or any other officers/ authorized representatives
       of the Company to give effect to the aforesaid
       resolution

S.8    Approve, pursuant to applicable provisions of             Mgmt          For                            For
       the Foreign Exchange Management Act, 1999
       FEMA , the Companies Act, 1956 and all other
       applicable rules, regulations, guidelines and
       Laws  including any statutory modification
       or re-enactment thereof for the time being
       in force  and subject to all requisite approvals,
       permissions and sanctions and subject to such
       conditions as may be prescribed by any of the
       concerned authorities while granting such approvals,
       permissions, sanctions, which may be agreed
       to by the Board of Directors of the Company
       and/or a duly authorized Committee thereof
       for the time being exercising the powers conferred
       by the Board of Directors  hereinafter referred
       to as the Board , the consent of the Company
       and accorded for investments by Foreign Institutional
       Investors including their sub-accounts  hereinafter
       referred to as the FIIS , in the shares or
       debentures convertible into shares of the Company,
       by purchase or acquisition from the market
       under the Portfolio Investment Scheme under
       FEMA, subject to the condition that the total
       holding of all fits put together shall not
       exceed 74 % of the paid up equity share capital
       or paid up value of the respective series of
       the convertible debentures of the Company as
       may be applicable or such other maximum limit
       as may be prescribed from time to time; authorized
       the Board to do all such acts, deeds, matters
       and things and execute all documents or writings
       as may be necessary, proper or expedient for
       the purpose of giving effect to this resolution
       and for matters connected therewith or incidental
       thereto

9.     Approve, in accordance with provisions of Sections        Mgmt          For                            For
       198, 269,387 and all other applicable provisions,
       if any, read with Schedule XIII to the Companies
       Act 1956, and subject to all such sanctions,
       as may be necessary, appoint Shri. Ashish Karyekar
       as the Manager of the Company for a period
       of 05 years commencing from 08 FEB 2006 on
       the terms and conditions including remuneration
       as specified in the Agreement to be entered
       into between the Company and Shri. Ashish Karyekar,
       which Agreement is hereby specifically sanctioned
       with liberty to the Board of Directors  hereinafter
       referred to as Board which term shall be deemed
       to include any Committee of the Board constituted
       to exercise its powers including powers conferred
       by this resolution  to alter and vary the terms
       and conditions of the said appointment and/or
       Agreement, as may be agreed to between the
       Board and Shri. Ashish Karyekar, so as not
       to exceed the limits specified in Schedule
       XIII to the Companies Act, 1956 or any amendments
       thereto; in the event of loss or inadequacy
       of profits in any FY during the currency of
       tenure of Shri. Ashish Karyekar, as Manager,
       the remuneration and perquisites as specified
       as aforesaid be paid or granted to him as minimum
       remuneration and perquisites provided that
       the total remuneration by way of salary, perquisites
       and other allowances shall not exceed the applicable
       ceiling limit in terms of Schedule XIII to
       the said Act as may be amended from time to
       time or any equivalent statutory re-enactment
       thereof for the time being in force, and authorize
       the Board of Directors to take all such steps
       as may be necessary, proper or expedient to
       give effect to this resolution

S.10   Amend, pursuant to the provisions of Section              Mgmt          For                            For
       17 and all other applicable provisions, if
       any, of the Companies Act, 1956, subject to
       confirmation of the Company Law Board, the
       existing Clause II in the Memorandum of Association
       of the Company be substituted as specified;
       on the confirmation by the Company Law Board,
       the Registered Office of the Company be transferred
       from the State of Maharashtra to the State
       of Goa, at such time and in such manner as
       the Board of Directors of the Company approve
       appropriate and authorize the Board of Directors
       of the Company to take all such steps and actions
       and give such directions, as may be in its
       absolute discretion deem necessary and to settle
       any question that may arise in this regard




--------------------------------------------------------------------------------------------------------------------------
 RENAULT SA, BOULOGNE BILLANCOURT                                                            Agenda Number:  700894238
--------------------------------------------------------------------------------------------------------------------------
        Security:  F77098105
    Meeting Type:  MIX
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  FR0000131906
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.The following applies to Non-Resident
       Shareowners: Proxy Cards:  ADP will forward
       voting instructions to the Global Custodians
       that have become Registered Intermediaries,
       on ADP Vote Deadline Date.  In capacity as
       Registered Intermediary, the Global Custodian
       will sign the Proxy Card and forward to the
       local custodian. If you are unsure whether
       your Global Custodian acts as Registered Intermediary,
       please contact ADP. Trades/Vote Instructions:
       Since France maintains a Verification Period,
       for vote instructions submitted that have a
       trade transacted (sell) for either the full
       security position or a partial amount after
       the vote instruction has been submitted to
       ADP and the Global Custodian advises ADP of
       the position change via the account position
       collection process, ADP has a process in effect
       which will advise the Global Custodian of the
       new account position available for voting.
       This will ensure that the local custodian is
       instructed to amend the vote instruction and
       release the shares for settlement of the sale
       transaction.  This procedure pertains to sale
       transactions with a settlement date prior to
       Meeting Date + 1

O.1    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the statutory Auditors and approve the
       consolidated financial statements for the FYE
       in 31 DEC 2005, in the form presented to the
       meeting and showing net income of EUR 3,453,222,000.00

O.2    Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE in 31 DEC 2005, as
       presented and showing income of EUR 581,254,313.75

O.3    Approve the income for the FY be appropriated             Mgmt          For                            For
       as follows: income for the FY: EUR 581,254,313.75,
       legal reserve: nil, balance: EUR 581,254,313.75
       prior retained earnings: EUR 6,123,488,222.94,
       distributable income: EUR 6,704,742,536.69,
       total dividend: EUR 683,849,083.20, retained
       earnings: EUR 6,020,893,453.49 the shareholders
       will receive a net dividend of EUR 2.40 per
       share, and will entitle; to the 40% allowance,
       in accordance with Article 158-3-2 of the new
       French General Tax Code; single taxpayers,
       divorcees, widowers and married taxpayers subjected
       to a separate taxation to an annual fixed allowance
       of EUR 1,525.00; married or pacses taxpayers
       subjected to a common taxation to an annual
       fixed allowance of EUR 3,050.00; this dividend
       will be paid on 15 MAY 2006; in the event that
       the Company holds some of its own shares on
       such date, the amount of the unpaid dividend
       on such shares shall be allocated to the retained
       earnings account. as required by law

O.4    Approve, after hearing the special report of              Mgmt          For                            For
       the Auditors on agreements governed by Article
       L. 225-38 of the French Commercial Code, and
       said report and the agreements referred to
       therein

O.5    Approve to renew the appointment of Mr. Carlos            Mgmt          For                            For
       Ghosn as a Director for a 4-year period

O.6    Approve to renew the appointment of Mr. Marc              Mgmt          For                            For
       Ladreit De Lacharriere as a Director for a
       4-year period

O.7    Approve to renew the appointment of Mr. Jean-Claude       Mgmt          For                            For
       Paye as a Director for a 4-year period

O.8    Approve to renew the appointment of Mr. Franck            Mgmt          For                            For
       Riboud as a Director for a 4-year period

O.9    Appoint Mr. Hiroto Saikawa as a Director, for             Mgmt          For                            For
       a 4-year period

O.10   Grant discharge to Mr. Francois Pinault which             Mgmt          For                            For
       term of office ceased during the FYE in 31
       DEC 2005, for the performance of its duty

O.11   Approve the report of the Auditors on the items           Mgmt          For                            For
       used for the assessment of the non voting shares
       payment

O.12   Authorize the Board of Directors to trade in              Mgmt          For                            For
       the Company s shares on the stock market, subject
       to the conditions described below: maximum
       purchase price: EUR 100.00, maximum number
       of shares to be acquired: 10% of the share
       capital, total funds invested in the share
       buy backs: EUR 2,849,371,180.00, the number
       of shares purchased by the Company within the
       context of a transaction, split, contribution
       merger will not exceed 5% of its capital, the
       shareholders  meeting decides that the present
       authorization can be used even in a period
       of a takeover or exchange bid, and also to
       take all necessary measures and accomplish
       all necessary formalities;  Authority expires
       at the end of the 18-month period

E.13   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on one or more occasions and
       at its sole discretion, by cancelling the shares
       by virtue of the Resolution No. 12 and held
       by the Company in connection with a stock repurchase
       plan, up to a maximum of 10% of the share capital
       over a 24-month period;  Authority expires
       at the end of the 18-month period

E.14   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, in favour of certain
       employees of the Company, the Companies and
       the trusts linked to it, options giving the
       right either to subscribe for new shares in
       the Company to be issued through a share capital
       increase, or to purchase existing shares purchased
       by the Company, it being provided that the
       options shall not give rights to a total number
       of shares, which shall exceed 3.20% of the
       share capital, and also to take all necessary
       measures and accomplish all necessary formalities;
       to charge the share issuance costs against
       the related premiums and deduct from the premiums
       the amounts necessary to raise the legal reserve
       to one-tenth of the new capital after each
       increase;  Authority expires at the end of
       the 38-month period

E.15   Authorize the Board of Directors to grant, for            Mgmt          For                            For
       free, existing or future shares, in favour
       of the employees of the Company or certain
       categories of them and of Companies, trusts
       linked to it, they may not represent more than
       0.53% of the amount of the share capital, and
       also to take all necessary measures and accomplish
       all necessary formalities; to charge the share
       issuance costs against the related premiums
       and deduct from the premiums the amounts necessary
       to raise the legal reserve to one-tenth of
       the new capital after each increase;  Authority
       expires at the end of the 38-month period

E.16   Amend the Article Number 12 of the bylaws, Board          Mgmt          For                            For
       of Directors  meetings and deliberations

E.17   Amend the Article 6 of the By-Laws by deleting            Mgmt          For                            For
       last indent and to add a new Article 7 and
       to amend in consequence the numbering of the
       Articles

E.18   Amend the Articles of the By-Laws Number 19               Mgmt          For                            For
       to eventually the numbering of the Article
       and last indent of the Article Number 30

E.19   Grant all powers on the bearer of an original,            Mgmt          For                            For
       a copy or an extract of the minutes of this
       meeting to carry out all filings, publications
       and other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 REUTERS GROUP PLC                                                                           Agenda Number:  700909089
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7540P109
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GB0002369139
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the statutory        Mgmt          For                            For
       reports

2.     Approve the remuneration report and policy                Mgmt          For                            For

3.     Approve a final dividend of 6.15 pence per ordinary       Mgmt          For                            For
       share

4.     Elect Sir. Deryck Maughan as a Director                   Mgmt          For                            For

5.     Re-elect Mr. Lawton Fitt as a Director                    Mgmt          For                            For

6.     Re-elect Mr. Niall Fitzgerald Kbe as a Director           Mgmt          For                            For

7.     Re-elect Mr. Thomas Glocer as a Director                  Mgmt          For                            For

8.     Re-elect Mr. David Grigson as a Director                  Mgmt          For                            For

9.     Re-elect Mr. Penelope Hughes as a Director                Mgmt          For                            For

10.    Re-elect Mr. Edward Kozel as a Director                   Mgmt          For                            For

11.    Re-elect Mr. Kenneth Olisa as a Director                  Mgmt          For                            For

12.    Re-elect Mr. Richard Olver as a Director                  Mgmt          For                            For

13.    Re-elect Mr. Ian Strachan as a Director                   Mgmt          For                            For

14.    Re-elect Mr. Devin Wenig as a Director                    Mgmt          For                            For

15.    Re-appoint the PricewaterhouseCoopers LLP as              Mgmt          For                            For
       the Auditors of the Company

16.    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

17.    Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 114,000,000

S.18   Grant authority to issue of equity or equity-linked       Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 17,000,000

S.19   Authorize the Company to purchase 207,000,000             Mgmt          For                            For
       ordinary shares for market purchase




--------------------------------------------------------------------------------------------------------------------------
 REYNOLDS AMERICAN INC.                                                                      Agenda Number:  932460568
--------------------------------------------------------------------------------------------------------------------------
        Security:  761713106
    Meeting Type:  Annual
    Meeting Date:  03-May-2006
          Ticker:  RAI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       A. MONTEIRO DE CASTRO                                     Mgmt          For                            For
       H.G.L. (HUGO) POWELL                                      Mgmt          For                            For
       JOSEPH P. VIVIANO                                         Mgmt          For                            For
       THOMAS C. WAJNERT                                         Mgmt          For                            For

02     RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS          Mgmt          For                            For

03     SHAREHOLDER PROPOSAL ON IMPACT ON YOUTH OF FLAVORED       Shr           Against                        For
       CIGARETTES

04     SHAREHOLDER PROPOSAL ON LAWS COMBATING USE OF             Shr           Against                        For
       TOBACCO




--------------------------------------------------------------------------------------------------------------------------
 RICOH CO LTD                                                                                Agenda Number:  700992224
--------------------------------------------------------------------------------------------------------------------------
        Security:  J64683105
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3973400009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY   12, Directors  bonuses
       JPY 135,700,000

2      Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New     Commercial
       Code (Please refer to the attached PDF files.)

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Appoint a Substitute Corporate Auditor                    Other         For                            *

6      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate         Auditors




--------------------------------------------------------------------------------------------------------------------------
 ROYAL BANK OF SCOTLAND GROUP PLC                                                            Agenda Number:  700903467
--------------------------------------------------------------------------------------------------------------------------
        Security:  G76891111
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  GB0007547838
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the report and the accounts           Mgmt          For                            For

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Declare a final dividend on the ordinary shares           Mgmt          For                            For

4.     Re-elect Mr. R.A. Scott as a Director                     Mgmt          For                            For

5.     Re-elect Mr. P.D. Sutherland as a Director                Mgmt          For                            For

6.     Re-elect Mr. C.A.M. Buchan as a Director                  Mgmt          For                            For

7.     Elect Sir Tom McKilllop as a Director                     Mgmt          For                            For

8.     Elect Mrs J.C. Kong as a Director                         Mgmt          For                            For

9.     Elect Mr. G. R. Whittaker as a Director                   Mgmt          For                            For

10.    Elect Mr. J.A.N. Cameron as a Director                    Mgmt          For                            For

11.    Elect  Mr. M.A. Fisher as a Director                      Mgmt          For                            For

12.    Elect  Mr. W.M. Friedrich as a Director                   Mgmt          For                            For

13.    Re-appoint Deloitte and Touche LLP as the Auditors        Mgmt          For                            For

14.    Authorize the Audit Committee to fix the remuneration     Mgmt          For                            For
       of the Auditors

15.    Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 266,482,100

S.16   Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       an aggregate nominal amount of GBP 39,972,315

S.17   Authorise 319,778,520 ordinary shares for market          Mgmt          For                            For
       purchase

18.    Approve EU Political Donations up to GBP 250,000          Mgmt          For                            For
       and incur EU Political Expenditure up to GBP
       250,000




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC                                                                       Agenda Number:  932491804
--------------------------------------------------------------------------------------------------------------------------
        Security:  780259107
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  RDSB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT AND ACCOUNTS                    Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     DIRECTOR
       JORMA OLLILA#                                             Mgmt          For                            For
       NICK LAND#                                                Mgmt          For                            For
       LORD KERR# U +                                            Mgmt          For                            For
       JEROEN VAN DER VEER                                       Mgmt          For                            For
       ROB ROUTS                                                 Mgmt          For                            For
       WIM KOK# N                                                Mgmt          For                            For

09     RE-APPOINTMENT OF AUDITORS                                Mgmt          For                            For

10     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

11     AUTHORITY TO ALLOT SHARES                                 Mgmt          For                            For

12     DISAPPLICATION OF PRE-EMPTION RIGHTS                      Mgmt          For                            For

13     AUTHORITY TO PURCHASE OWN SHARES                          Mgmt          For                            For

14     AUTHORITY FOR CERTAIN DONATIONS AND EXPENDITURE           Mgmt          For                            For

15     SHAREHOLDER RESOLUTION                                    Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC                                                                       Agenda Number:  932491804
--------------------------------------------------------------------------------------------------------------------------
        Security:  780259206
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  RDSA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF ANNUAL REPORT AND ACCOUNTS                    Mgmt          For                            For

02     APPROVAL OF REMUNERATION REPORT                           Mgmt          For                            For

03     DIRECTOR
       JORMA OLLILA#                                             Mgmt          For                            For
       NICK LAND#                                                Mgmt          For                            For
       LORD KERR# U +                                            Mgmt          For                            For
       JEROEN VAN DER VEER                                       Mgmt          For                            For
       ROB ROUTS                                                 Mgmt          For                            For
       WIM KOK# N                                                Mgmt          For                            For

09     RE-APPOINTMENT OF AUDITORS                                Mgmt          For                            For

10     REMUNERATION OF AUDITORS                                  Mgmt          For                            For

11     AUTHORITY TO ALLOT SHARES                                 Mgmt          For                            For

12     DISAPPLICATION OF PRE-EMPTION RIGHTS                      Mgmt          For                            For

13     AUTHORITY TO PURCHASE OWN SHARES                          Mgmt          For                            For

14     AUTHORITY FOR CERTAIN DONATIONS AND EXPENDITURE           Mgmt          For                            For

15     SHAREHOLDER RESOLUTION                                    Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 ROYAL DUTCH SHELL PLC, LONDON                                                               Agenda Number:  700939296
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7690A100
    Meeting Type:  AGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  GB00B03MLX29
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the Company s annual accounts for the             Mgmt          For                            For
       FYE 31 DEC 2005, togther with the Directors
       report and the Auditors report on those accounts

2.     Approve the remuneration report for the YE 31             Mgmt          For                            For
       DEC 2005 as specified in the annual report
       and accounts 2005 and summarized in the annual
       review and summary financial statements for
       the year 2005

3.     Elect Mr. Jorma Ollila as a Director of the               Mgmt          For                            For
       Company with effect from 01 JUN 2006

4.     Elect Mr. Nick Land as a Director of the Company          Mgmt          For                            For
       with effect from 01 JUL 2006

5.     Re-elect Mr. Lord Kerr of Kinlochard as a Director        Mgmt          For                            For
       of the Company

6.     Re-elect Mr. Jeroen Van Der Veer as a Director            Mgmt          For                            For
       of the Company

7.     Re-elect Mr. Rob Routs as a Director of the               Mgmt          For                            For
       Company

8.     Re-elect Mr. Wim Kok as a Director of the Company         Mgmt          For                            For

9.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company

10.    Authorize the Board to settle the remuneration            Mgmt          For                            For
       of the Auditors for the year 2006

11.    Authorize the Directors, in substitution for              Mgmt          For                            For
       all existing authority and for the purpose
       of Section 80 of the Companies Act 1985, to
       allot relevant securities  Section 80 of the
       Act  up to an aggregate nominal amount of GBP
       155 Million;  Authority expires at the conclusion
       of the next AGM of the Company or 15 AUG 2007
       ; and the Directors may allot relevant securities
       after the expiry of this authority in pursuance
       of such an offer or agreement made prior to
       such expiry

S.12   Authorize the Directors, subject to the passing           Mgmt          For                            For
       of previous resolution and pursuant to Section
       95 of the Companies Act 1985  the Act , to
       allot equity securities  Section 94 of the
       Act  for cash pursuant to the authority conferred
       by previous resolution and/or where such allotment
       constitutes an allotment of equity securities
       by virtue of Section 94(3A) of the Act, disapplying
       the statutory pre-emption rights  Section 89(1)
       of the Act , provided that this power is limited
       to the allotment of equity securities: a) in
       connection with a rights issue in favor of
       ordinary shareholders; b) up to an aggregate
       nominal amount of GBP 23 Million;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company or 15 AUG 2007 ; and
       the Directors may allot equity securities after
       the expiry of this authority in pursuance of
       such an offer or agreement made prior to such
       expiry

S.13   Authorize the Company, to make market purchases           Mgmt          For                            For
       Section 163(3) of the Companies Act 1985
       of up to 667 Million ordinary shares of EUR
       0.07 each in the capital of the Company, at
       a minimum price of EUR 0.07 per share and not
       more than 5% above the average market value
       for such shares derived from the London Stock
       Exchange Daily Official List, over the previous
       5 business days, that stipulated by Article
       5(1) of Commission Regulation (EC) No. 2273/2003;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 AUG 2007
       ; the Company, before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

14.    Authorize the Company, in accordance with the             Mgmt          For                            For
       Section 347C of the Companies Act 1985, to
       make donations to European Union (EU) political
       organizations not exceeding EUR 200,000 in
       total per annum, and to incur EU political
       expenditure not exceeding EUR 200,000 in total
       per annum, during 4-year period, beginning
       with the date of passing of this resolution
       and ending on 15 MAY 2010 or, if earlier, at
       the conclusion of the 2010 AGM of the Company,
       in this resolution, the terms, donation, EU
       political organization and EU political expenditure
       have the meanings set out in the Section 347A
       of the Companies Act 1985

15.    PLEASE NOTE THAT THIS IS SHAREHOLDERS PROPOSAL:           Shr           Against                        For
       Approve that pursuant to Section 376 of the
       Companies Act, in the interests of the good
       reputation of the Company, and the avoidance
       of costly delay to, or interruption of, production,
       and for the present and future peace, safely,
       environment and prosperity of local communities
       directly affected by the Company s operations;
       i) the Directors undertake, in all the Company
       s International exploration and development
       operations, to collaborate with local shareholder
       communities in order to reach, before project
       works begin, a mutually acceptable Memorandum
       of understanding based on an independently
       conducted and transparent Social and Environment
       Impact Assessment; ii) the Directors undertake
       the acquisitions of Companies  or assets and
       operation of other Companies  to exercise due
       diligence in respect of risk, by subjecting
       social and environmental reports relating to
       business operations and activities to qualified
       independent assessment, and to revise the Company
       s plans or adopt alternative methods of extraction
       and refinement in the light of such assessments;
       iii) the Directors institute rigorous policies
       in risk assessment and community consulatation
       particularly when proposing to use unproven
       techniques such as untested gas production
       and processing on peat and in proximity to
       occupied dwellings, or when operating in ice-congested
       waters; iv) the Directors ensure, through proper
       oversight by the Board s Social Responsibility
       Committee, that all policies, procedures and
       standards on environmental and social issues
       are rigorously enforced at all stages of project
       planning and operation; v) the Directors report
       to the shareholders by the 2007 AGM how the
       Company has implemented these measures




--------------------------------------------------------------------------------------------------------------------------
 RWE AG, ESSEN                                                                               Agenda Number:  700885417
--------------------------------------------------------------------------------------------------------------------------
        Security:  D6629K109
    Meeting Type:  AGM
    Meeting Date:  13-Apr-2006
          Ticker:
            ISIN:  DE0007037129
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the financial statements of RWE AktiengesellschaftNon-Voting    No vote
       and the Group for the FYE DEC 31 2005 with
       the combined Review of Operations of RWE Aktiengesellschaft and the Group, the proposal for the appropriation
       of distributable profit, and the Supervisory
       Board Report for fiscal 2005

2.     Approve the appropriation of the distributable            Mgmt          For                            For
       profit of EUR 984,279,827.47 as follows: payment
       of a dividend of EUR 1.75 per entitled share
       EUR 71,077.47 shall be carried forward ex-dividend
       and payable date: 18 APR 2006

3.     Ratify the Acts of the Executive Board for fiscal         Mgmt          For                            For
       2005

4.     Ratify the Acts of the Supervisory Board for              Mgmt          For                            For
       fiscal 2005

5.     Appoint PricewaterhouseCoopers AG, Essen as               Mgmt          For                            For
       the Auditors for the FY 2006

6.1    Elect Dr. Paul Achleitner to the Supervisory              Mgmt          For                            For
       Board

6.2    Elect Mr Carl-Ludwig von Boehm-Bezing to the              Mgmt          For                            For
       Supervisory Board

6.3    Elect Dr. Thomas R. Fischer to the Supervisory            Mgmt          For                            For
       Board

6.4    Elect Mr Heinz-Eberhard Holl to the Supervisory           Mgmt          For                            For
       Board

6.5    Elect Dr. Gerhard Langemeyer to the Supervisory           Mgmt          For                            For
       Board

6.6    Elect Ms Dagmar Muehlenfeld to the Supervisory            Mgmt          For                            For
       Board

6.7    Elect Dr. Wolfgang Reiniger to the Supervisory            Mgmt          For                            For
       Board

6.8    Elect Dr. Manfred Schneider to the Supervisory            Mgmt          For                            For
       Board

6.9    Elect Prof. Dr. Ekkehard D. Schulz to the Supervisory     Mgmt          For                            For
       Board

6.10   Elect Prof. Karel Van Miert to the Supervisory            Mgmt          For                            For
       Board

7.     Authorize the Company to acquire own shares               Mgmt          For                            For
       of up to 10% of its share capital, at a price
       differing neither more than 10% from the market
       price of the shares if they are acquired through
       the stock exchange, nor more than 20% if they
       are acquired by way of a repurchase offer,
       on or before 12 OCT 2007; authorize the Board
       of Managing Directors to retire the shares,
       to float the shares on Foreign Stock Exchanges
       and to use the shares in connection with mergers
       and acquisitions if the shares are sold at
       a price not more than 5% below their market
       price




--------------------------------------------------------------------------------------------------------------------------
 SABMILLER PLC                                                                               Agenda Number:  700771101
--------------------------------------------------------------------------------------------------------------------------
        Security:  G77395104
    Meeting Type:  AGM
    Meeting Date:  28-Jul-2005
          Ticker:
            ISIN:  GB0004835483
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements for            Mgmt          For                            For
       the YE 31 MAR 2005, together with the reports
       of the Directors and the Auditors therein

2.     Receive and approve the Directors  remuneration           Mgmt          For                            For
       report 2005

3.     Elect Mr. J.A. Manzoni as a Director of the               Mgmt          For                            For
       Company

4.     Re-elect Mr. M.C. Ramaphosa as a Director of              Mgmt          For                            For
       the Company, who retires by rotation

5.     Re-elect Mr. E.A.G. Mackay as a Director of               Mgmt          For                            For
       the Company, who retires by rotation

6.     Declare a final dividend of 26 US cents per               Mgmt          For                            For
       share in respect of the YE 31 MAR 2005 payable
       on 05 AUG 2005 to shareholders on the register
       of Members at the close of business on 08 JUL
       2005 in South Africa and the United Kingdom

7.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company until the next general
       meeting at which accountsare laid before the
       Company

8.     Authorize the directors to determine the remuneration     Mgmt          For                            For
       of the Auditors

9.     Approve, pursuant to and in accordance with               Mgmt          For                            For
       the Article 12(b) of the Company s Articles
       of Association and the Section 80 of the Companies
       Act 1985, that the powers conferred by the
       Article 12(b) in respect of the equity securities
       shall apply and be exercisable  unless previously
       renewed, varied, or revoked by the Company
       in the general meeting  for a period expiring
       earlier of the conclusion of the next AGM of
       the Company or 28 OCT 2006, which shall be
       the Section 80 period for the purposes of the
       Article 12(a)(III) in respect of a total nominal
       amount of USD 5,509,290,  which shall be the
       Section 80 amount for the purposes of the Article
       12(a)(II) for that Section 80 period

S.10   Approve, pursuant to and in accordance with               Mgmt          For                            For
       the Article 12(C) of the Company s Articles
       of Association and the Section 89 of the Companies
       Act 1985, that the powers conferred by the
       Article 12(C) in respect of the equity securities
       shall apply and be exercisable  unless previously
       renewed, varied, or revoked by the Company
       in the general meeting for a period expiring
       earlier of the conclusion of the next AGM of
       the Company or 28 OCT 2006, which shall be
       the Section 89 period for the purposes of the
       Article 12(a)(V) in respect of a nominal amount
       of USD 5,509,290, which shall be the Section
       89 amount for the purposes of the Article 12(a)(IV)
       for that Section 89 period

S.11   Authorize the Company to make market purchases            Mgmt          For                            For
       Section 163(3) of the Companies Act 1985
       of up to 110,185,798 ordinary shares  10% of
       the issued share capital of the Company as
       at 18 MAY 2005  of USD 0.10 each in the capital
       of the Company, at a minimum price of USD 0.10
       and not more than 105% of  the average market
       value for such shares derived from the London
       Stock Exchange Daily Official List, for the
       5 business days preceding the date of purchase;
       Authority expires earlier of  the conclusion
       of the next AGM of the Company or 28 OCT 2006
       ; the Company, before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry

S.12   Approve and authorize, for the purposes of the            Mgmt          For                            For
       Section 165 of the Companies Act 1985, the
       contingent purchase contract between the Company
       and SABMiller Jersey Limited providing for
       the Company to have the right to purchase up
       to 77,368,338 of its own non-voting convertible
       shares and authorize the Company to enter into
       such contract;  Authority expires on 28 JAN
       2007




--------------------------------------------------------------------------------------------------------------------------
 SABMILLER PLC                                                                               Agenda Number:  700807300
--------------------------------------------------------------------------------------------------------------------------
        Security:  G77395104
    Meeting Type:  EGM
    Meeting Date:  07-Oct-2005
          Ticker:
            ISIN:  GB0004835483
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, subject to and conditional upon the              Mgmt          For                            For
       completion of the merger of BevCo Sub LLC with
       and into Racetrack LLC, a wholly owned subsidiary
       of the Company, pursuant to the Agreement and
       the Plan of Merger dated 18 JUL 2005 between
       BevCo LLC, BevCo Sub LLC, the Company and Racetrack
       LLC  the  Merger Agreement   which is described
       in Paragraph 1 of Part XI of the circular to
       shareholders  the  Circular   dated 14 SEP
       2005, the proposed amendments to the relationship
       agreement between Altria Group, Inc.  Altria
       and the Company dated 09 JUL 2002   Altria
       Relationship Agreement  as specifed  and execute
       the Altria Relationship Agreement as amended
       on behalf of the Company

2.     Approve the merger of BevCo Sub LLC with and              Mgmt          For                            For
       into Racetrack LLC, a wholly owned subsidiary
       of the Company,  the Merger , in consideration
       of the issue of shares by the Company upon
       the terms and subject to the conditions set
       out in the agreement and Plan of Merger dated
       18 JUL2005 between BevCo LLC, BevCo Sub LLC,
       the Company and Racetrack LLC  the Merger Agreement
       as specified and each of the transactions
       contemplated by the Merger Agreement, including
       the acquisition by the Company for cash, directly
       or through one or more subsidiaries, of such
       of the issued share capital of each of the
       subsidiaries of BevCo Sub LLC as is not already
       owned, directly or indirectly, by BevCo Sub
       LLC at the completion of the Merger as  specified
       and authorize the Directors of the Company
       or any duly authorized Committee thereof
       to amend or vary the Merger Agreement or any
       agreement to be entered into pursuant to the
       Merger Agreement  provided that no such amendment
       or variation shall be material in the context
       of the Transaction as a whole  and to do all
       such things as they may consider necessary
       or desirable to give effect to or pursuant
       to or in connection with the Merger Agreement
       or otherwise in connection with the transaction
       including, without limitation, waiving any
       condition; approve, subject to and immediately
       upon all of the conditions to the completion
       of the Merger pursuant to the Merger Agreement
       having been, or being deemed in accordance
       with the terms of the Merger Agreement to have
       been, satisfied or waived and the proposed
       Relationship Agreement between BevCo LLC and
       the Company  as specified and that the BevCo
       LLC Relationship Agreement may be executed
       on behalf of the Company; approve, subject
       to and immediately upon all of the conditions
       having been, or being deemed in accordance
       with the terms of the Merger Agreement to have
       been, satisfied or waived  other than the condition
       relating to the admission to the Official List
       of the UK Listing Authority of the New SABMiller
       Shares to be issued on completion of the Merger
       pursuant to the Merger Agreement having become
       effective : i) increase the authorized share
       capital of the Company from GBP 0,000 and USD
       1,007,736,833.80 to GBP 50,000 and USD 1,030,236,833.80
       by the creation of 225,000,000 new ordinary
       shares of USD 0.10 each to rank pari passu
       with the existing ordinary shares in the capital
       of the Company; ii) to authorize the Directors
       of the Company, in accordance with Section
       80 of the Act to exercise all the powers of
       the Company, to allot relevant securities
       as defined in Section 80(2) of the Act  up
       to an aggregate nominal amount of USD 22,500,000
       for the purposes of completing the Merger;
       Authority expires on 31 DEC 2008 ; and the
       Directors of the Company may, in accordance
       with Section 80(7) of the Act, allot relevant
       securities under this authority pursuant to
       the Merger Agreement notwithstanding that this
       authority may have expired

S.3    Approve, subject to and conditional upon the              Mgmt          For                            For
       completion of the merger of BevCo Sub LLC with
       and into Racetrack LLC, a wholly owned subsidiary
       of the Company, pursuant to the Agreement and
       Plan of Merger dated 18 JUL 2005 between BevCo
       LLC, BevCo Sub LLC Company and Racetrack LLC
       the Merger Agreement  which is described in
       Part XI circular to shareholders  the circular
       dated 14 SEP 2005: a) subject to and in accordance
       with Article 12(b) of the Company s Articles
       of Association and Section 80 of the Companies
       Act 1985  the Act , the powers conferred by
       Article 12(b) in respect of relevant securities
       shall apply;  Authority expires earlier of
       the conclusion of the next AGM of the Company
       or 07 JAN 2007 ; the Section 80 Period for
       the purposes of Article 12(a)(iii) in respect
       of a nominal amount of USD 7,475,194.50  which
       shall be the Section 80 Amount for the purposes
       of Article 12(a)(ii) for that Section 80 Period
       ; and b) subject to and in accordance with
       Article 12(c) of the Company s Articles of
       Association and Section 89 of the Companies
       Act 1985  the Act , the powers conferred by
       Article 12(c) in respect of relevant securities
       shall apply;  Authority expires earlier of
       the conclusion of the next AGM of the Company
       or 07 JAN 2007 ; the Section 89 Period for
       the purposes of Article 12(a)(v) in respect
       of a nominal amount of USD 7,475,194.50  which
       shall be the Section 89 Amount for the purposes
       of Article 12(a)(ii) for that Section 89 Period

S.4    Approve, subject to and conditional upon (i)              Mgmt          For                            For
       the passing of Resolution 1 set out in notice
       convening the EGM at which this resolution
       is being considered, and (ii) completion of
       the merger of BevCo Sub LLC with and into Racetrack
       LLC, a wholly owned subsidiary of the Company,
       pursuant to the Agreement and Plan of Merger
       dated 18 JUL 2005 between BevCo LLC, BevCo
       Sub LLC, the Company and Racetrack LLC (the
       Merger Agreement) as specified (a) to convert
       each of the 167,411,024 convertible low voting
       participating shares of USD 0.10 each in the
       capital of the Company registered in the name
       of Altria into 1 ordinary share of USD 0.10
       each to rank pari passu with the existing ordinary
       shares in the capital of the Company; and (b)
       to amend the Articles of Association of the
       Company as specified

S.5    Approve, subject to and conditional upon the              Mgmt          For                            For
       completion of the merger of BevCo Sub LLC with
       and into Racetrack LLC, a wholly owned subsidiary
       of the Company, pursuant to the agreement and
       Plan of Merger dated 18 JUL 2005 between BevCo
       LLC, Bevco Sub LLC, the Company and Racetrack
       LLC (the Merger Agreement ) as specified a)
       to increase the authorized share capital of
       the Company from GBP 50,000 and USD 1,030,236,833.80
       to GBP 50,000 and USD 1,130,236,833.80 by the
       creation of 1,000,000,000 new ordinary shares
       of USD 0.10 each to rank pari passu with the
       existing ordinary shares in the capital of
       the Company b) to authorize the Directors of
       the Company in accordance with Section 80 of
       the Act to exercise all the powers of the Company
       to allot relevant securities  as defined in
       Section 80(2) of the Act  up to an aggregate
       nominal amount of USD 100,000,000 for the purposes
       satisfying any claims by the indemnified BevCo
       Entities  as defined in the Merger Agreement
       against the Company for breach of any representations
       and warranties or other terms of the Merger
       Agreement, but the Directors of the Company
       may, in accordance with Section 80(7) of the
       Act, allot relevant securities under this authority
       pursuant to the Merger Agreement notwithstanding
       that this authority may have expired;  Authority
       shall expire on 31 December 2008 ; and c) to
       authorizethe Directors of the Company pursuant
       to Section 95(1) of the Act to allot equity
       securities (as defined in Section 94 of the
       Act) for cash pursuant to the authority granted
       to the Directors of the Company by paragraph
       (k) of this Resolution as if Section 89(1)
       of the Act did not apply to such allotment,
       provided that this power shall expire on 31
       DEC 2008, but the Directors of the Company
       may, in accordance with Section 95(4) of the
       Act, allot equity securities under this authority
       pursuant to the Merger Agreement notwithstanding
       that this authority may have expired




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG ELECTRS LTD                                                                         Agenda Number:  700870517
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74718100
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  KR7005930003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       earnings

2.1.1  Elect Mr. Jae-Sung Hwang, Executive Advisor               Mgmt          For                            For
       at Kim Jang Law Firm as an Outside Director

2.1.2  Elect Mr. Kwee-Ho Jeong, Advisory Lawyer at               Mgmt          For                            For
       right Law Firm as an Outside Director

2.1.3  Elect Mr. Oh-Soo Park, Professor of business              Mgmt          For                            For
       at Seoul National University as an Outside
       Director

2.1.4  Elect Mr. Dong-Min Yoon, Lawyer at Kim Jang               Mgmt          For                            For
       Law Firm as an Outside Director

2.1.5  Elect Mr. Jae-Woong Lee, Professor of Economics           Mgmt          For                            For
       at Sungkyunkwan University as an Outside Director

2.2.1  Elect Mr. Keon-Hee Lee, Chairman and Chief Director       Mgmt          For                            For
       at Samsung Electronics as an Inside Director

2.2.2  Elect Mr. Jong-Yong Yoon, Vice Chairman at Samsung        Mgmt          For                            For
       Electronics as an Inside Director

2.2.3  Elect Mr. Yoon-Woo Lee, Vice Chairman at Samsung          Mgmt          For                            For
       Electronics as an Inside Director

2.2.4  Elect Mr. Do-Seok Choi, President at Samsung              Mgmt          For                            For
       Electronics as an Inside Director

2.3.1  Elect Mr. Jae-Sung Hwang, Executive Advisor               Mgmt          For                            For
       at Kim Jang Law Firm as Members of the Auditors
       Committee

2.3.2  Elect Mr. Jae-Woong Lee, Professor of Economics           Mgmt          For                            For
       at Sungkyunkwan University as Members of the
       Auditors  Committee

3.     Approve the limit of remuneration for the Directors       Mgmt          For                            For
       at KRW 60 billions




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG FIRE & MARINE INSURANCE CO LTD                                                      Agenda Number:  700970569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7473H108
    Meeting Type:  AGM
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  KR7000810002
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and statement of appropriation of unappropriated
       retained earnings; income and dividends of
       KRW 1500 per common share

2.     Amend the Articles of Incorporation to require            Mgmt          For                            For
       shareholder approval on all stock option issuances
       and elect the Chairman of Board among the Directors

3.1    Elect Mr. Tae-Sun Hwang as an Internal Director           Mgmt          For                            For

3.2    Elect Mr. Kang-Jung Kim as an External Director           Mgmt          For                            For

4.1    Elect Mr. Won Chang Lee as an External Director,          Mgmt          For                            For
       Member of the Board of Audit and Inspection
       of korea

4.2    Elect Mr. Ji-Ho Hong as an External Director,             Mgmt          For                            For
       Vice President of SK Chemical

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SAMSUNG SDI CO LTD                                                                          Agenda Number:  700872408
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y74866107
    Meeting Type:  AGM
    Meeting Date:  28-Feb-2006
          Ticker:
            ISIN:  KR7006400006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and proposed disposition of the retained earning
       for year 2005

2.1    Elect the Internal Directors                              Mgmt          For                            For

2.2    Elect the External Directors to be Members of             Mgmt          For                            For
       the Audit Committee

3.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SANDVIK AB                                                                                  Agenda Number:  700909495
--------------------------------------------------------------------------------------------------------------------------
        Security:  W74857165
    Meeting Type:  AGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  SE0000667891
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE

1.     Opening of meeting                                        Mgmt          For                            For

2.     Elect Mr. Attorney Sven Unger as the Chairman             Mgmt          For                            For
       of the Meeting

3.     Approve the voting list                                   Mgmt          For                            For

4.     Elect the minutes-checkers                                Mgmt          For                            For

5.     Approve the agenda                                        Mgmt          For                            For

6.     Approve to determine whether the Meeting has              Mgmt          For                            For
       been duly convened

7.a    Receive the annual report and Auditors  report            Mgmt          For                            For
       and the consolidated financial statements and
       the consolidated Auditors  report

7.b    Receive the report on the work of the Board,              Mgmt          For                            For
       the Remuneration Committee s and the Audit
       committee s work

7.c    Presentation by the President                             Mgmt          For                            For

8.     Adopt the income statement and balance sheet              Mgmt          For                            For
       and the consolidated income statement and balance
       sheet

9.     Grant discharge to the Members of the Board               Mgmt          For                            For
       of Directors and the President from liability

10.    Declare a dividend of SEK 13.50 per share for             Mgmt          For                            For
       the FY 2005 payable on 05 MAY 2006  Record
       Date

11.    Approve to fix the number of Board Members at             Mgmt          For                            For
       8 and receive the work of the Nomination Committee

12.    Approve that Board Members, who are not employed          Mgmt          For                            For
       by the Company, shall each receive SEK 400,000
       and that the Chairman shall receive SEK 1,200,000;
       Members who are not employed by the Company
       and who are Members of Committees established
       by the Board of Directors shall receive an
       additional amount of SEK 50,000; and the Auditors
       fees is to be paid as invoiced

13.    Re-elect Messrs. Georg Ehrnrooth, Clas Ake Hedstrom,      Mgmt          For                            For
       Sigrun Hjelmquist, Egil Myklebust, Anders Nyren
       and Lars Pettersson and elect Fredrik Lundberg
       and Habbe de Mora as the Board Members and
       appoint Mr. Clas Ake Hedstrom as the Chairman
       of the Board of Directors

14.    Appoint the Nomination Committee for the 2007             Mgmt          For                            For
       AGM  as prescribed

15.    Amend Articles 2, 5, 6, 7, 8, 9,10, 11, 12,               Mgmt          For                            For
       13 and 15 of the Articles of Association to
       align them to the new Swedish Companies Act
       effective 01 JAN 2006 ; and approve to change
       the par value of the shares through a 5:1 split,
       whereby the number of shares in Sandvik increases
       from 237,257,435 to 1,186,287,175

16.    Approve the principles for remuneration and               Mgmt          For                            For
       other employment terms for Group Executive
       Management  as prescribed

17.    Approve the decision on the deletion of the               Mgmt          For                            For
       limiting transfer conditions in the Articles
       of Association of AB Sandvik Brucket and Sandvik
       Invest AB, etc.  as prescribed

18.    Closing the Meeting                                       Mgmt          For                            For

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SANOFI-AVENTIS, PARIS                                                                       Agenda Number:  700931618
--------------------------------------------------------------------------------------------------------------------------
        Security:  F5548N101
    Meeting Type:  EGM
    Meeting Date:  31-May-2006
          Ticker:
            ISIN:  FR0000120578
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No Action                      *
       YOU

       A Verification Period exists in France. Please            Non-Voting    No Action                      *
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on the Company s By-laws.  Bearer Shares:
       6 days prior to the meeting date.  French Resident
       Shareowners must complete, sign and forward
       the Proxy Card directly to the sub custodian.
       Please contact your Client Service Representative
       to obtain the necessary card, account details
       and directions.    The following applies to
       Non-Resident Shareowners:

       PLEASE NOTE THAT THE MEETING TO BE HELD ON 19             Non-Voting    No Action                      *
       MAY 2006 HAS BEEN POSTPONED DUE TO LACK OF
       QUORUM AND THAT THE SECOND CONVOCATION WILL
       BE HELD ON 31 MAY 2006. PLEASE ALSO NOTE THE
       NEW CUTOFF DATE 18 MAY 2006. IF YOU HAVE ALREADY
       SENT YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.

O.1    Receive the report of the Board of Directors              Mgmt          No Action
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the 2005 FY

O.2    Receive the reports of the Board of Directors             Mgmt          No Action
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY

O.3    Approve the income for the FY be appropriated             Mgmt          No Action
       as follows: income for the FY: EUR 6,146,952,608.18
       plus retained earnings: EUR 1,205,678,019.78,
       distributable income: EUR 7,352,630,627.96
       allocated to: payment of dividends: EUR 2,057,005,434.48,
       retained earnings: EUR 5,295,625,193.48, following
       a capital increase and a capital reduction,
       the capital was brought from EUR 2,802,613,138.00
       on 31 DEC 2005, to EUR 2,708,476,850.00 divided
       in 1,354,238,425 fully paid-up shares, whose
       1,353,293,049 shares are entitled to the existing
       dividend, and 945,376 shall bear an accruing
       dividend as of 01 JAN 2006; the shareholders
       will receive a net dividend of EUR 1.52 per
       share, for each of the 1,353,293,049 shares,
       this dividend will be paid on 07 JUN 2006 as
       required by law

O.4    Receive the special report of the Auditors on             Mgmt          No Action
       agreements governed by Articles L.225-38 Et
       Seq. of the French Commercial Code and approve
       said report and the agreements referred to
       therein

O.5    Approve to renew the appointment of Mr. Lord              Mgmt          No Action
       Douro as a Director for a 4-year period

O.6    Appoint Mr. Gerard Le Fur as a Director for               Mgmt          No Action
       a 4-year period

O.7    Approve to renew the appointment of the Company           Mgmt          No Action
       Ernst and Young Audit as the Statutory Auditor
       for a 6-year period

O.8    Appoint the Company Auditex as the Deputy Auditor         Mgmt          No Action
       for a 6-year period

O.9    Approve the award total annual fees of EUR 1,200,000.00   Mgmt          No Action
       to the Board of Directors

O.10   Authorize the Board of Directors, in supersession         Mgmt          No Action
       to all earlier delegations, to trade in the
       Company s shares on the stock market, subject
       to the conditions described below: maximum
       purchase price: EUR 100.00, maximum number
       of shares to be acquired: 10% of the share
       capital, i.e. 1,401,306,569 shares, maximum
       funds invested in the share buybacks: EUR 14,013,065,700.00;
       Authority expires at the end of 18 months
       ; to take all necessary measures and accomplish
       all necessary formalities

E.11   Approve: to review the report of the Board of             Mgmt          No Action
       Directors, the reports of Mr. De Courcel, the
       Merger Auditors and the Merger Agreement as
       per the private deed dated 03 APR 2006; all
       the provisions of this Merger Agreement, pursuant
       to which Rhone Cooper contributes to Sanofi-Aventis,
       all of its assets, with the corresponding taking-over
       of all its liabilities: the valuation of the
       assets contributed amounting to EUR 460,949,630.75
       and the liabilities at EUR 3,857,602.25, i.e.
       net assets contributed of EUR 457,092,028.50;
       the consideration for the contributions according
       to an exchange ratio of 10 Sanofi-Aventis shares
       against 1 Rhone Cooper share; the unconditional
       completion date of the Merger, in a juridical
       point of view, fixed on 31 MAY 2006 and on
       01 JAN 2006 in an accounting and financial
       point of view; Rhone Cooper shares held by
       Sanofi-Aventis will not be exchanged; to increase
       the capital in consideration for the contribution
       in connection with the Merger, by EUR 237,300.00
       by the creation of 118,650 new fully paid-up
       shares of a par value of EUR 2.00 each, carrying
       rights to the 2006 dividend and to be distributed
       among the shareholders of the acquired Company,
       according to an exchange ratio of 10 Sanofi-Aventis
       shares against 1 Rhone Cooper share; the capital
       will thus increase from EUR 2,708,476,850.00
       to EUR 2,708,714,150.00; these new shares created
       by Sanofi-Aventis will be assimilated in all
       respects to the other shares comprising the
       share capital; the difference between: the
       amount of the net assets contributed by Rhone
       Cooper: EUR 457,092,028.50; less the quota
       of the net assets contributed by Rhone Cooper
       corresponding to shares held by Sanofi-Aventis:
       EUR 452,475,399.01; and the amount of the share
       capital increase: EUR 237,300.00 represents
       the share premium of EUR 4,379,329.49 and will
       be allocated to the Merger premium account
       to which Sanofi-Aventis  existing and new shareholders
       will hold rights; the difference between: the
       quota of the net assets contributed by Rhone
       Cooper corresponding to shares held by Sanofi-Aventis:
       EUR 452,475,399.01; plus the dividend received
       by Sanofi-Aventis as a result of its holding
       in Rhone Cooper: EUR 3,567,944.70; and the
       accounting net value of the Rhone Cooper shares
       held by Sanofi-Aventis: EUR 461,177,959.12
       represents the capital loss on transferred
       shares of EUR 5,134,615.41 and will be allocated
       to Sanofi-Aventis balance sheet assets as intangible
       assets

E.12   Authorize the Board of Directors to proceed               Mgmt          No Action
       with drawings upon the merger premium

E.13   Acknowledge the unconditional completion date             Mgmt          No Action
       of the merger will, in a juridical point of
       view, be fixed on 31 MAY 2006 and on 01 JAN
       2006 in an accounting and financial point of
       view; the 118,650 new fully paid-up shares
       of a par value of EUR 2.00 each, created in
       consideration for the merger by Sanofi-Aventis
       will be distributed among the shareholders
       of the acquired Company on 31 MAY 2006, according
       to an exchange ratio of 10 Sanofi-Aventis shares
       against 1 Rhone Cooper share

E.14   Amend, pursuant to the adoption of the above              Mgmt          No Action
       resolutions, the Article 6 of the Bylaws as
       follows: the share capital of is set at EUR
       2,708,714,150.00 and is divided in to 1,354,357,075
       shares of par value of EUR 2.00 each of the
       same class and fully paid in

E.15   Approve to modify the duration of the term of             Mgmt          No Action
       office of the Chairman; amend the Articles
       12 and 16 of the Articles of the Bylaws

E.16   Grant all powers to the bearer of a copy or               Mgmt          No Action
       an extract of the minutes of this meeting in
       order to accomplish all formalities, filings
       and registration prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 SAPPI LTD                                                                                   Agenda Number:  700858066
--------------------------------------------------------------------------------------------------------------------------
        Security:  S73544108
    Meeting Type:  AGM
    Meeting Date:  06-Mar-2006
          Ticker:
            ISIN:  ZAE000006284
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Receive and approve the financial statements              Non-Voting    No vote
       for the YE SEP 2005

1.1    Re-elect Mr. Klass de Kluis as a Director, who            Mgmt          For                            For
       retires in terms of Sappi s Articles of Association

1.2    Re-elect Dr. John Leonard Jod as a Director,              Mgmt          For                            For
       who retires in terms of Sappi s Articles of
       Association

1.3    Re-elect Dr. Deenadayalen as a Director, who              Mgmt          For                            For
       retires in terms of Sappi s Articles of Association

1.4    Re-elect Mr. Eugene van as a Director, who retires        Mgmt          For                            For
       in terms of Sappi s Articles of Association

1.5    Re-elect Mr. Donald Gert Wilson as a Director,            Mgmt          For                            For
       who retires in terms of Sappi s Articles of
       Association

A.S.1  Authorize the Sappi Limited   Sappi   and/or              Mgmt          For                            For
       any Sappi subsidiary   subsidiary   in terms
       of Articles of Association to acquire Sappi
       Shares in terms of Sections 85 and 89 of the
       Companies Act 61 of 1973  the Act  and of the
       Listing Requirements of the JSE Limited   JSE
       in terms of the JSE Listing Requirements:
       any such acquisitions of Sappi shares shall
       be effected: either through the order book
       operated by the JSE trading system or on the
       open market of any other stock exchange on
       which Sappi shares are listed; without any
       prior understanding or arrangement between
       Sappi or a Subsidiary and the counterparty;
       at any point of time Sappi or a Subsidiary
       may at any point in time Sappi or a subsidiary
       may only undertake a repurchase if, after such
       repurchase, Sappi complies with Section 3.37
       to 3.41 of the JSE Listing Requirements concerning
       shareholder spread; Sappi or Subsidiary may
       not repurchase Sappi shares during a prohibited
       period as defined in Section 3.67 of the JSE
       Limited Requirements; and announcement will
       be published as soon as Sappi and/or a Subsidiary
       has/have in the aggregate cumulatively acquired
       Sappi shares constituting 3% of the number
       of Sappi shares in issue on the date of this
       A.S.1 Resolution and for each subsequent 3%
       purchased thereafter, containing full details
       of such acquisition;  acquisitions in the aggregate
       in any one FY by Sappi and subsidiaries may
       not exceed 20% of the number of Sappi shares
       in issue at the commencement of such FY  provided
       that Sappi and its Subsidiaries will not acquire
       more than 10% of Sappi s issued shares in any
       one year ; the maximum premium at which Sappi
       shares may be purchased is 10% of the weighted
       average of the market value of Sappi shares
       for the five business days immediately preceding
       the date of the relevant transactions;  Authority
       expires the earlier of the next AGM or 15 months
       ;

B.O.1  Approve, subject to Section 221 and 222 of the            Mgmt          Against                        Against
       Companies Act 61, of 1973, and of the Listing
       Requirements of the JSE Limited, a total of
       24,000,000  Sappi shares  being approximately
       10% of the 239,071,892 issued  shares  comprising
       unissued shares and/or treasury shares owned
       by a subsidiary of Sappi from time to time,
       be placed under the control of the Directors
       and authorize the Directors, to issue and allot
       all or otherwise dispose of such shares to
       such person/s on such terms and conditions
       and at such times as the Directors may from
       time to time in their discretion deem fit,
       no issue and/or sale of these shares is contemplated
       at present or will be made which could effectively
       transfer control of Sappi

C.O.2  Approve, with effect from 01 OCT 2005, the remuneration   Mgmt          For                            For
       of the Non-Executive Directors as specified

D.O.3  Authorize any Director of Sappi Limited to sign           Mgmt          For                            For
       all such documents and to do all such things
       as may be necessary for or incidental to the
       implementation of the resolutions passed at
       the AGM held on 06 MAR 2006




--------------------------------------------------------------------------------------------------------------------------
 SASOL LTD                                                                                   Agenda Number:  700836628
--------------------------------------------------------------------------------------------------------------------------
        Security:  803866102
    Meeting Type:  AGM
    Meeting Date:  02-Dec-2005
          Ticker:
            ISIN:  ZAE000006896
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the annual financial statements       Mgmt          For                            For
       of the Company and of the Group for the YE
       30 JUN 2005, together with the reports of the
       Directors and the Auditors

2.1    Re-elect Mr. Wam Clewlow as a Director, who               Mgmt          For                            For
       retires in terms of the Articles 75(d) and
       75(e) of the Company s Articles of Association

2.2    Re-elect Mr. S. Montsi as a Director, who retires         Mgmt          For                            For
       in terms of the Articles 75(d) and 75(e) of
       the Company s Articles of Association

2.3    Re-elect Mr. T.S. Munday as a Director, who               Mgmt          For                            For
       retires in terms of the Articles 75(d) and
       75(e) of the Company s Articles of Association

2.4    Re-elect Mr. M.S.V. Gantsho as a Director, who            Mgmt          For                            For
       retires in terms of the Articles 75(d) and
       75(e) of the Company s Articles of Association

2.5    Re-elect Mr. A. Jain as a Director, who retires           Mgmt          For                            For
       in terms of the Articles 75(d) and 75(e) of
       the Company s Articles of Association

3.1    Re-elect Mr. I.N. Mkhize as a Director, who               Mgmt          For                            For
       retires in terms of the Articles 75(h) of the
       Company s Articles of Association

3.2    Re-elect Mr. V.N. Fakude as a Director, who               Mgmt          For                            For
       retires in terms of the Articles 75(h) of the
       Company s Articles of Association

4.     Re-appoint KPMG Inc., as the Auditors                     Mgmt          For                            For

5.S.1  Amend the Article 75(a) of the Company s Articles         Mgmt          For                            For
       of Association, as specified

6.O.1  Approve to place all the unissued shares in               Mgmt          For                            For
       the capital of the Company under the control
       of the Directors in terms of  provisions of
       the Companies Act, 1973 as amended (the Act),
       who are authorized to allot and issue the same,
       subject to the provisions that the aggregate
       number of ordinary shares to be allotted and
       issued in terms of this resolution shall be
       limited to 5% of the number of ordinary shares
       in issue on 02 DEC 2005 and subject to the
       provisions of the Act and the requirements
       of the JSE Securities Exchange South Africa
       (JSE), and of the Securities Regulation Panel

7.O.2  Approve the revised annual fees payable by the            Mgmt          For                            For
       Company or subsidiaries of the Company, as
       specified, to the Non-Executive Directors of
       the Company with effect from 01 JUL 2005

8.O.3  Amend the Clause 18.2 of the Trust Deed of the            Mgmt          For                            For
       Sasol Share Incentive Scheme approved by the
       Members of the Company as the general meeting
       of 08 APR 1988

       Transact any other business                               Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE.  IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 SBM OFFSHORE NV                                                                             Agenda Number:  700959111
--------------------------------------------------------------------------------------------------------------------------
        Security:  N7752F122
    Meeting Type:  OGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  NL0000360600
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No vote

2.a    Receive the report of the Managing Directors              Non-Voting    No vote
       on the FY 2005

2.b    Receive the report of the Supervisory Board               Non-Voting    No vote

2.c    Adopt the financial statements 2005                       Mgmt          For                            For

3.     Approve the profit that remains after transfers           Mgmt          For                            For
       to reserves have been made in accordance with
       Paragraph 29.4 of the Articles of Association;
       in accordance with the usual practice of the
       Company these transfers to reserves amount
       to 50% of net income, which leaves the remaining
       50% available for shareholders, equivalent
       to a dividend USD 3.30 per ordinary share;
       also in line with the usual practice it is
       proposed to create the possibility for shareholders
       to select either a cash dividend or a stock
       dividend; since the share is quoted in Euros,
       the cash dividend will also be paid in Euros

4.a    Grant discharge to the Managing Directors for             Mgmt          For                            For
       their conduct of the business in 2005

4.b    Grant discharge to the Members of the Supervisory         Mgmt          For                            For
       Board for their supervision in 2005

5.     Approve the Corporate Governance                          Non-Voting    No vote

6.a    Re-appoint Mr. R.H. Matzke as a Member of the             Mgmt          For                            For
       Supervisory Board, in accordance with the Articles
       23 and 17.1 of the of Articles of Association
       for a period of 4 years

6.b    Approve the retirement Mr. A.G. Jacobs, Vice-Chairman     Non-Voting    No vote
       of the Supervisory Board

7.     Approve the remuneration of the Members of the            Mgmt          For                            For
       Supervisory Board; Chairman EUR: 37,000, Vice-Chairman:
       EUR 33,000, Members: EUR 29,000

8.     Amend the Articles of Association  to split               Mgmt          For                            For
       shares in a 4 for 1 ratio

9.     Grant authority to redeem own shares                      Mgmt          For                            For

10.a   Approve to issue new ordinary shares                      Mgmt          For                            For

10.b   Approve to restrict or withdraw the preferential          Mgmt          For                            For
       right of shareholders when new ordinary shares
       are issued

11.    Any other business                                        Non-Voting    No vote

12.    Closure                                                   Non-Voting    No vote

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE. IF YOU HAVE ALREADY SENT IN
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 12 MAY 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SCHERING AG                                                                                 Agenda Number:  932450024
--------------------------------------------------------------------------------------------------------------------------
        Security:  806585204
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  SHR
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     RESOLUTION ON THE APPROPRIATION OF THE UNAPPROPRIATED     Mgmt          For                            For
       PROFIT.

03     RESOLUTION ON THE APPROVAL OF THE ACTIVITIES              Mgmt          For                            For
       OF THE EXECUTIVE BOARD.

04     RESOLUTION ON THE APPROVAL OF THE ACTIVITIES              Mgmt          For                            For
       OF THE SUPERVISORY BOARD.

05     RESOLUTION ON THE ELECTION OF A NEW SUPERVISORY           Mgmt          For                            For
       BOARD MEMBER.

06     RESOLUTION ON THE ELECTION OF THE AUDITORS FOR            Mgmt          For                            For
       FISCAL YEAR 2006.

07     RESOLUTION ON THE AMENDMENT OF ARTICLE 16 OF              Mgmt          For                            For
       THE ARTICLES OF ASSOCIATION (CHAIRMANSHIP OF
       THE GENERAL MEETING).

08     RESOLUTION ON THE AUTHORIZATION TO ACQUIRE AND            Mgmt          For                            For
       USE OWN SHARES.




--------------------------------------------------------------------------------------------------------------------------
 SCHERING-PLOUGH CORPORATION                                                                 Agenda Number:  932467752
--------------------------------------------------------------------------------------------------------------------------
        Security:  806605101
    Meeting Type:  Annual
    Meeting Date:  19-May-2006
          Ticker:  SGP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       THOMAS J. COLLIGAN                                        Mgmt          For                            For
       C. ROBERT KIDDER                                          Mgmt          For                            For
       CARL E. MUNDY, JR.                                        Mgmt          For                            For
       PATRICIA F. RUSSO                                         Mgmt          For                            For
       ARTHUR F. WEINBACH                                        Mgmt          For                            For

02     RATIFY THE DESIGNATION OF DELOITTE & TOUCHE               Mgmt          For                            For
       LLP TO AUDIT THE BOOKS AND ACCOUNTS FOR 2006

03     APPROVE AMENDMENTS TO GOVERNING INSTRUMENTS               Mgmt          For                            For
       TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

04     APPROVE THE DIRECTORS COMPENSATION PLAN                   Mgmt          For                            For

05     APPROVE THE 2006 STOCK INCENTIVE PLAN                     Mgmt          For                            For

06     SHAREHOLDER PROPOSAL ON MAJORITY VOTE STANDARD            Shr           Against                        For
       FOR THE ELECTION OF DIRECTORS IN CERTIFICATE
       OF INCORPORATION

07     SHAREHOLDER PROPOSAL ON MAJORITY VOTE ON THE              Shr           For                            Against
       GREATEST NUMBER OF GOVERNANCE ISSUES PRACTICABLE




--------------------------------------------------------------------------------------------------------------------------
 SCHLUMBERGER LIMITED (SCHLUMBERGER N                                                        Agenda Number:  932447736
--------------------------------------------------------------------------------------------------------------------------
        Security:  806857108
    Meeting Type:  Annual
    Meeting Date:  12-Apr-2006
          Ticker:  SLB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J. DEUTCH                                                 Mgmt          For                            For
       J.S. GORELICK                                             Mgmt          For                            For
       A. GOULD                                                  Mgmt          For                            For
       T. ISAAC                                                  Mgmt          For                            For
       A. LAJOUS                                                 Mgmt          For                            For
       A. LEVY-LANG                                              Mgmt          For                            For
       M.E. MARKS                                                Mgmt          For                            For
       D. PRIMAT                                                 Mgmt          For                            For
       T.I. SANDVOLD                                             Mgmt          For                            For
       N. SEYDOUX                                                Mgmt          For                            For
       L.G. STUNTZ                                               Mgmt          For                            For
       R. TALWAR                                                 Mgmt          For                            For

02     ADOPTION AND APPROVAL OF FINANCIALS AND DIVIDENDS         Mgmt          For                            For

03     ADOPTION OF AMENDMENT TO THE ARTICLES OF INCORPORATION    Mgmt          For                            For

04     APPROVAL OF AMENDMENT AND RESTATEMENT OF THE              Mgmt          For                            For
       SCHLUMBERGER 2005 STOCK OPTION PLAN

05     APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING      Mgmt          For                            For
       FIRM




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH & NEWCASTLE PLC                                                                    Agenda Number:  700913165
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79269117
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GB0007839698
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve and adopt the report of the Directors             Mgmt          For                            For
       ad the accounts for the year to 31 DEC 2005

2.     Approve and adopt the Directors  remuneration             Mgmt          For                            For
       report

3.     Approve a final dividend of 14.09p per ordinary           Mgmt          For                            For
       share

4.     Re-appoint Mr. A.G. Froggatt as a Director                Mgmt          For                            For

5.     Re-appoint Sir Angus Grossart as a Director               Mgmt          For                            For

6.     Re-appoint Mr. J.R. Nicolson as a Director                Mgmt          For                            For

7.     Re-appoint Sir Brian Stewart as a Director                Mgmt          For                            For

8.     Re-appoint Mr. Phillip Bowman as a Director               Mgmt          For                            For

9.     Re-appoint Mr. I.G. McAllister as a Director              Mgmt          For                            For

10.    Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       of the Company

11.    Authorize the Board to fix the remuneration               Mgmt          For                            For
       of the Auditors

12.    Approve the Scottish Newcastle Global Share               Mgmt          For                            For
       Plan

13.    Grant authority to issue Equity or Equity-linked          Mgmt          For                            For
       Securities with pre-emptive rights up to an
       aggregate nominal amount of GBP 34,000,000

S.14   Grant authority to issue Equity or Equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       an aggregate nominal amount of GBP 8,900,000

S.15   Approve to renew the authority of 89,000,000              Mgmt          For                            For
       ordinary shares for market purchase




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700766148
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  AGM
    Meeting Date:  22-Jul-2005
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual report accounts for the YE             Mgmt          For                            For
       31 MAR 2005

2.     Approve the remuneration report                           Mgmt          For                            For

3.     Re-elect Mr. Charles Berry as a Director                  Mgmt          For                            For

4.     Re-elect Mr. Donald Brydon as a Director                  Mgmt          For                            For

5.     Re-elect Mr. Nolan Karras as a Director                   Mgmt          For                            For

6.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company and authorize the Directors
       to fix their remuneration

7.     Authorize the Company to make EU political donations      Mgmt          For                            For
       up to GBP 80,000 and to incur EU political
       expenditure up to GBP 20,000

8.     Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities with pre-emptive rights up to aggregate
       nominal amount of GBP 310,961,355

S.9    Grant authority to issue equity or equity-linked          Mgmt          For                            For
       securities without pre-emptive rights up to
       aggregate nominal amount of GBP 46,644,203

S.10   Grant authority to make market purchases of               Mgmt          For                            For
       186,576,813 ordinary shares

S.11   Adopt new Articles of Association                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700775678
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  EGM
    Meeting Date:  22-Jul-2005
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the sale by the Company of PacificCorp,           Mgmt          For                            For
       the terms and conditions of which are set out
       in the stock purchase agreement dated 23 MAY
       2005 betweem the Company, PacificCorp Holdings,
       Inc. and MidAmerican Energy Holdings Company
       and authorize the Directors of the Company
       to conclude and implement the sale in accordance
       with such terms and conditions and to agree
       such amendments and variations to and waivers
       of such terms and conditions as are necessary




--------------------------------------------------------------------------------------------------------------------------
 SCOTTISH POWER PLC                                                                          Agenda Number:  700928700
--------------------------------------------------------------------------------------------------------------------------
        Security:  G79314129
    Meeting Type:  EGM
    Meeting Date:  04-May-2006
          Ticker:
            ISIN:  GB0006900707
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Approve  conditional on the admission of the              Mgmt          For                            For
       new ordinary shares and the B shares to the
       Official list of the Financial Services Authority
       and to trading on the London stock Exchange
       Plc s main market for listed securities becoming
       effective  the capital reorganization, the
       return of cash, the amendments to the Company
       s Articles of Association and the amendments
       to the existing authorities to allot new shares,
       disapply pre-emption rights and to make market
       purchases of ordinary shares each;  as specified




--------------------------------------------------------------------------------------------------------------------------
 SEAGATE TECHNOLOGY                                                                          Agenda Number:  932498884
--------------------------------------------------------------------------------------------------------------------------
        Security:  G7945J104
    Meeting Type:  Special
    Meeting Date:  17-May-2006
          Ticker:  STX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     PROPOSAL TO APPROVE THE ISSUANCE OF SEAGATE               Mgmt          For                            For
       COMMON SHARES PURSUANT TO THE AGREEMENT AND
       PLAN OF MERGER, DATED AS OF DECEMBER 20, 2005
       (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM
       TIME TO TIME, THE  MERGER AGREEMENT ) BY AND
       AMONG SEAGATE TECHNOLOGY, MD MERGER CORPORATION
       AND MAXTOR CORPORATION

02     PROPOSAL TO APPROVE ADJOURNMENT OF THE EXTRAORDINARY      Mgmt          For                            For
       GENERAL MEETING TO A LATER DATE OR DATES, IF
       NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF
       THERE ARE INSUFFICIENT VOTES AT THE TIME OF
       THE EXTRAORDINARY GENERAL MEETING TO APPROVE
       THE ISSUANCE OF SEAGATE COMMON SHARES IN THE
       MERGER.




--------------------------------------------------------------------------------------------------------------------------
 SEGA SAMMY HOLDINGS INC, TOKYO                                                              Agenda Number:  700994533
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7028D104
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2006
          Ticker:
            ISIN:  JP3419050004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Company
       to Appoint Independent Auditors , Allow Disclosure
       of           Shareholder Meeting Materials
       on the Internet, Approve Minor Revisions
       Related to the New Commercial Code, Expand
       Business Lines

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Supplementary Auditor                           Mgmt          For                            *

5      Authorize Use of Stock Options for Directors              Other         For                            *

6      Authorize Use of Stock Options for Directors,             Other         For                            *
       Executives and Employees of     Subsidiaries

7      Amend the Compensation to be Received by Directors        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 SEVEN & I HOLDINGS CO LTD, TOKYO                                                            Agenda Number:  700963893
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7165H108
    Meeting Type:  AGM
    Meeting Date:  25-May-2006
          Ticker:
            ISIN:  JP3422950000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Approve Reduction of Stated Capital                       Mgmt          For                            *

3      Amend Articles to: Allow Company to Re-Issue              Mgmt          For                            *
       Repurchased Shares, Allow        Disclosure
       of Shareholder Meeting Materials on the Internet,
       Clarify the      Rights and Responsibilities
       of Outside Directors and Auditors, Expand
       Business Lines, Allow Use of Treasury
       Shares for Odd-Lot Purchases, Approve   Minor
       Revisions Due to New Commercial Code

4.1    Appoint a Director                                        Mgmt          For                            *

4.2    Appoint a Director                                        Mgmt          For                            *

4.3    Appoint a Director                                        Mgmt          For                            *

4.4    Appoint a Director                                        Mgmt          For                            *

4.5    Appoint a Director                                        Mgmt          For                            *

4.6    Appoint a Director                                        Mgmt          For                            *

4.7    Appoint a Director                                        Mgmt          For                            *

4.8    Appoint a Director                                        Mgmt          For                            *

4.9    Appoint a Director                                        Mgmt          For                            *

4.10   Appoint a Director                                        Mgmt          For                            *

4.11   Appoint a Director                                        Mgmt          For                            *

4.12   Appoint a Director                                        Mgmt          For                            *

4.13   Appoint a Director                                        Mgmt          For                            *

4.14   Appoint a Director                                        Mgmt          For                            *

4.15   Appoint a Director                                        Mgmt          For                            *

4.16   Appoint a Director                                        Mgmt          For                            *

5.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5.2    Appoint a Corporate Auditor                               Mgmt          For                            *

5.3    Appoint a Corporate Auditor                               Mgmt          For                            *

5.4    Appoint a Corporate Auditor                               Mgmt          For                            *

5.5    Appoint a Corporate Auditor                               Mgmt          For                            *

6      Amend the Compensation to be Received by Directors        Mgmt          For                            *
       and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 SHINHAN FINANCIAL GROUP CO LTD                                                              Agenda Number:  700877155
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7749X101
    Meeting Type:  AGM
    Meeting Date:  21-Mar-2006
          Ticker:
            ISIN:  KR7055550008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, income statement               Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.     Approve the partial amendment to the Articles             Mgmt          For                            For
       of Incorporation

3.1    Elect Mr. IL-Seop Kim as a Outside Director               Mgmt          For                            For

3.2    Elect Mr. Sang-Yoon Lee as a Outside Director             Mgmt          For                            For

3.3    Elect Mr. Yoon-Soo Yoon as a Outside Director             Mgmt          For                            For

3.4    Elect Mr. Si-Yeol Yoo as a Outside Director               Mgmt          For                            For

3.5    Elect Mr. Byung-Heon Park as a Outside Director           Mgmt          For                            For

3.6    Elect Mr. Young-Hoon Choi as a Outside Director           Mgmt          For                            For

3.7    Elect Mr. Si-Jong Kim as a Outside Director               Mgmt          For                            For

3.8    Elect Mr. Phillippe Reynieix a Outside Director           Mgmt          For                            For

3.9    Elect Mr. Haeng-Nam Jeong as a Outside Director           Mgmt          For                            For

3.10   Elect Mr. Myung-Soo Choi as a Outside Director            Mgmt          For                            For

4.1    Elect Mr. IL-Seop Kim as a Member of the Audit            Mgmt          For                            For
       Committee

4.2    Elect Mr. Sang-Yoon Lee as a Member of the Audit          Mgmt          For                            For
       Committee

4.3    Elect Mr. Si-Jong Kim as a Member of the Audit            Mgmt          For                            For
       Committee

4.4    Elect Mr. Young-Seok, Choi as a Member of the             Mgmt          For                            For
       Audit Committee

5.     Approve the remuneration limit for the Directors          Mgmt          For                            For

6.     Approve the stock option for staff                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SIEMENS AG                                                                                  Agenda Number:  932426162
--------------------------------------------------------------------------------------------------------------------------
        Security:  826197501
    Meeting Type:  Annual
    Meeting Date:  26-Jan-2006
          Ticker:  SI
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

03     TO CONSIDER AND VOTE UPON APPROPRIATION OF THE            Mgmt          For                            For
       NET INCOME OF SIEMENS AG TO PAY A DIVIDEND

04     TO RATIFY THE ACTS OF THE MANAGING BOARD                  Mgmt          For                            For

05     TO RATIFY THE ACTS OF THE SUPERVISORY BOARD               Mgmt          For                            For

06     TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS         Mgmt          For                            For
       FOR THE AUDIT OF THE ANNUAL AND CONSOLIDATED
       FINANCIAL STATEMENTS

07     TO CONSIDER AND VOTE UPON A RESOLUTION AUTHORIZING        Mgmt          For                            For
       THE ACQUISITION AND USE OF SIEMENS SHARES AND
       THE EXCLUSION OF SHAREHOLDERS  PREEMPTIVE AND
       TENDER RIGHTS

08     TO CONSIDER AND VOTE UPON THE CREATION OF AN              Mgmt          For                            For
       AUTHORIZED CAPITAL 2006 RESERVED FOR THE ISSUANCE
       OF SHARES TO EMPLOYEES AND THE AUTHORIZATION
       TO USE SIEMENS SHARES

09     TO CONSIDER AND VOTE UPON AMENDMENTS TO THE               Mgmt          For                            For
       ARTICLES OF ASSOCIATION TO ADJUST TO NEW LEGISLATION




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE EXCHANGE LTD                                                                      Agenda Number:  700796569
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79946102
    Meeting Type:  AGM
    Meeting Date:  22-Sep-2005
          Ticker:
            ISIN:  SG1J26887955
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the Audited accounts for the YE 30 JUN 2005
       with the Auditors  report thereon

2.     Re-appoint Mr. Joseph Yuvaraj Pillay pursuant             Mgmt          For                            For
       to Section 153(6) of the Companies Act, Chapter
       50 of Singapore, as a Director of the Company
       to hold office until the next AGM of the Company

3.a    Re-elect Mr. Hsieh Fu Hua as a Directors retiring         Mgmt          For                            For
       by rotation under Article 99 of the Company
       s Articles of Association  the Articles

3.b    Re-elect Mr. Loh Boon Chye as a Directors retiring        Mgmt          For                            For
       by rotation under Article 99 of the Company
       s Articles of Association  the Articles

3.c    Re-elect Mr. Low Check Kian as a Directors retiring       Mgmt          For                            For
       by rotation under Article 99 of the Company
       s Articles of Association  the Articles

3.d    Re-elect Mr. Tang Wee Loke as a Directors retiring        Mgmt          For                            For
       by rotation under Article 99 of the Company
       s Articles of Association  the Articles

4.     Re-elect Mr. Chew Choon Seng retiring under               Mgmt          For                            For
       Article 104 of the Company s Articles

5.     Approve the sum of SGD 491,859 as Directors               Mgmt          For                            For
       fees for the FYE 30 JUN 2005

6.     Declare a final net  tax exempt one-tier  dividend        Mgmt          For                            For
       of SGD 0.043 per share for the FYE 30 JUN 2005

7.     Re-appoint Messrs. PricewaterhouseCoopers as              Mgmt          For                            For
       the Auditors of the Company and authorize the
       Directors to fix their remuneration

8.     Authorize the Directors of the Company to: (a)            Mgmt          Against                        Against
       i) issue shares in the capital of the Company
       shares  whether by way of rights, bonus or
       otherwise; and/or ii) make or grant offers,
       agreements or options  collectively, Instruments
       that might or would require shares to be issued,
       including but not limited to the creation and
       issue of  as well as adjustments to  warrants,
       debentures or other instruments convertible
       into shares, at any time and upon such terms
       and conditions and for such purposes and to
       such persons as the Directors may in their
       absolute discretion deem fit; and b)  notwithstanding
       the authority conferred by this Resolution
       may have ceased to be in force  issue shares
       in pursuance of any Instrument made or granted
       by the Directors while this Resolution was
       in force, provided that: 1) the aggregate number
       of shares to be issued pursuant to this Resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this Resolution  does not exceed 50% of the
       issued shares in the capital of the Company
       as calculated in accordance with sub-paragraph
       (2) below , of which the aggregate number of
       shares to be issued other than on a pro rata
       basis to shareholders of the Company  including
       shares to be issued in pursuance of Instruments
       made or granted pursuant to this Resolution
       does not exceed 10% of the issued shares in
       the capital of the Company  as calculated in
       accordance with sub-paragraph (2) below ; 2)
       subject to such manner of calculation and
       adjustments as may be prescribed by the Singapore
       Exchange Securities Trading Limited  SGX-ST
       for the purpose of determining the aggregate
       number of shares that may be issued under sub-paragraph
       (1) above, the percentage of issued shares
       shall be based on the number of issued shares
       in the capital of the Company at the time this
       Resolution is passed, after adjusting for:
       i) new shares arising from the conversion or
       exercise of any convertible securities or share
       options or vesting of share awards which are
       outstanding or subsisting at the time this
       Resolution is passed; and ii) any subsequent
       consolidation or subdivision of shares; 3)
       in exercising the authority conferred by this
       Resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       for the time being in force  unless such compliance
       has been waived by the Monetary Authority of
       Singapore  and the Articles for the time being
       of the Company; and  Authority expires the
       earlier of the conclusion of the next AGM of
       the Company or the expiration of the period
       within which the next AGM is to be held by
       law

9.     Authorize the Directors to offer and grant options        Mgmt          For                            For
       in accordance with the provisions of the SGX
       Share Option Plan and to allot and issue from
       time to time such number of ordinary shares
       in the capital of the Company as may be required
       to be issued pursuant to the exercise of the
       options under the SGX Share Option Plan, provided
       that the aggregate number of new shares to
       be issued pursuant to the SGX Share Option
       Plan shall not exceed 10% of the total issued
       ordinary shares in the capital of the Company
       from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE EXCHANGE LTD                                                                      Agenda Number:  700796571
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79946102
    Meeting Type:  EGM
    Meeting Date:  22-Sep-2005
          Ticker:
            ISIN:  SG1J26887955
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Authorize the Directors, pursuant to Sections             Mgmt          For                            For
       76C and 76E of the Companies Act, Chapter 50,
       to purchase or otherwise acquire issued and
       fully paid ordinary shares of SGD 0.01 each
       in the capital of the Company  the Shares ,
       through market purchases on the SGX-ST, and/or
       off-market purchases in accordance with any
       equal access schemes, not exceeding in aggregate
       10% of the issued ordinary share capital of
       the Company, at a price of 105% of the average
       closing market prices of the shares on the
       SGX-ST on the previous 5 trading days in the
       case of on-market purchases and 110% of the
       average closing prices of the shares on the
       SGX-ST on each of the 5 consecutive trading
       days in the case of  both off-market and on-market
       purchases, and authorize the Directors and/or
       any of them to do all such acts and things
       deemed necessary to give effect to the transactions
       contemplated and/or authorized by this resolution;
       Authority expires the earlier of the next
       AGM of the Company or the date of the next
       AGM of the Company as required by the law

2.     Approve that: the Singapore Exchange Share Option         Mgmt          For                            For
       Plan  the SGX Share Option Plan  be terminated
       on such date as determined by the Committee
       of Directors administering the SGX Share Option
       Plan, provided that such termination shall
       be without prejudice to the rights of holders
       of options accepted and outstanding under the
       SGX Share Option Plan as at the date of its
       termination; a new performance share plan to
       be known as the SGX Performance Share Plan
       the SGX Performance Share Plan  the rules
       of which, for the purpose of identification,
       have been subscribed to by the Chairman of
       the meeting, under which awards  Awards  of
       fully paid-up shares, their equivalent cash
       value or combinations thereof will be granted,
       free of payment, to selected employees of the
       Company, its subsidiaries and its associated
       Companies, including executive Directors of
       the Company, as specified; authorize the Directors
       of the Company: i) to establish and administer
       the SGX Performance Share Plan; and ii) to
       modify and/or alter the SGX Performance Share
       Plan from time to time, provided that such
       modification and/or alteration is effected
       in accordance with the provisions of the SGX
       Performance Share Plan, and to do all such
       acts and to enter into all such transactions
       and arrangements as may be necessary or expedient
       in order to give full effect to the SGX Performance
       Share Plan; authorize the Directors of the
       Company to grant Awards in accordance with
       the provisions of the SGX Performance Share
       Plan and to allot and issue from time to time
       such number of fully paid-up Shares as may
       be required to be allotted and issued pursuant
       to the vesting of Awards under the SGX Performance
       Share Plan, provided that the aggregate number
       of new Shares to be allotted and issued pursuant
       to the SGX Share Option Plan and the SGX Performance
       Share Plan shall not exceed 10% of the total
       issued shares from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE POST LTD                                                                          Agenda Number:  701000654
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8120Z103
    Meeting Type:  AGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  SG1N89910219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts for the            Mgmt          For                            For
       FYE 31 MAR 2006 and the Directors  report and
       the Auditors  report thereon

2.     Declare a final tax exempt 1-tier dividend of             Mgmt          For                            For
       1.75 cents per ordinary share in respect of
       the FYE 31 MAR 2006

3.     Re-elect Mr. Lim Ho Kee as a Director who retires         Mgmt          For                            For
       by rotation in accordance with Article 91 of
       the Company s Articles of Association

4.     Re-elect Mr. Kenneth Michael Tan Wee Kheng as             Mgmt          For                            For
       a Director who retires by rotation in accordance
       with Article 91 of the Company s Articles of
       Association

5.     Re-elect Mr. Keith Tay Ah Kee as a Director,              Mgmt          For                            For
       who retires by rotation in accordance with
       Article 91 of the Company s Articles of Association

6.     Approve Directors  fees payable by the Company            Mgmt          For                            For
       of SGD 438,099 for the FYE 31 MAR 2006

7.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration

       Transact any other business                               Non-Voting    No vote

8.     Authorize the Directors to: i) issue shares               Mgmt          For                            For
       in the capital of the Company  shares  whether
       by way of rights, bonus or otherwise; and/or
       make or grant offers, agreements or options
       collectively, instruments  that might or would
       require shares to be issued, including but
       not limited to the creation and issue of  as
       well as adjustments to  warrants, debentures
       or other instruments convertible into shares,
       at any time and upon such terms and conditions
       and for such purposes and to such persons as
       the directors may in their absolute discretion
       deem fit; and ii)  notwithstanding the authority
       conferred by this Resolution may have ceased
       to be in force  issue shares in pursuance of
       any instrument made or granted by the Directors
       of the Company while this Resolution is in
       force, provided that: the aggregate number
       of shares issued not exceeding 50% of the issued
       share capital of the Company, of which the
       aggregate number of shares to be issued other
       than on a pro-rata basis to the existing shareholders
       of the Company does not exceed 10% of the issued
       share capital of the Company  subject to such
       manner of calculation as may be prescribed
       by the Singapore Exchange Securities Trading
       Limited  SGXST   for the purpose of determining
       the aggregate number of shares that may be
       issued, the percentage of issued shares shall
       be based on the number of issued shares in
       the capital of the Company at the time this
       Resolution is passed, after adjusting for:
       1) new shares arising from the conversion or
       exercise of any convertible securities or share
       options or vesting of share awards which are
       outstanding or subsisting at the time this
       Resolution is passed; and 2) any subsequent
       consolidation or sub-division of shares; iii)
       in exercising the authority conferred by this
       Resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       for the time being in force  unless such compliance
       has been waived by the SGX-ST  and the Articles
       of Association for the time being of the Company;
       and  Authority expires at the conclusion of
       the next AGM of the Company or the date by
       which the next AGM of the Company is required
       by law to be held

9.     Authorize the Directors to offer and grant options        Mgmt          For                            For
       (options) in accordance with the provisions
       of the Singapore Post Share Option Scheme (Share
       Option Scheme) and to allot and issue from
       time to time such number of shares as may be
       required to be issued pursuant to the exercise
       of the options under the Share Option Scheme,
       provided that the aggregate number of shares
       to be issued pursuant to the Share Option Scheme
       shall not exceed 5% of the total number of
       issued shares in the capital of the Company
       from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE POST LTD                                                                          Agenda Number:  701000666
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y8120Z103
    Meeting Type:  EGM
    Meeting Date:  30-Jun-2006
          Ticker:
            ISIN:  SG1N89910219
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Amend the Articles of Association of the Company          Mgmt          For                            For
       as specified

2.     Approve, for the purposes of Chapter 9 of the             Mgmt          For                            For
       Listing Manual  Chapter 9  of the Singapore
       Exchange Securities Trading Limited  SGX-ST
       , for the Company, its subsidiaries and associated
       Companies that are entities at risk to enter
       into any of the transactions falling within
       the types of interested person transactions
       as specified with any party who is of the class
       of interested persons as specified, provided
       that such transactions are made on normal commercial
       terms and in accordance with the review procedures
       for such interested person transactions and
       authorize the Directors of the Company to complete
       and do all such acts and things  including
       executing all such documents as may be required
       as they may consider expedient or necessary
       or in the interests of the Company to give
       effect to the shareholders mandate and/or this
       resolution;  Authority expires at the conclusion
       of the next AGM of the Company

3.     Authorize the Directors of the Company, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  the Companies Act
       , to purchase or otherwise acquire issued ordinary
       shares in the capital of the Company  Shares
       not exceeding in aggregate the Maximum Limit
       as specified , at such price or prices as
       may be determined by the Directors from time
       to time up to the Maximum Price  as specified
       , whether by way of: i) market purchase(s)
       on the SGX-ST and/or any other stock exchange
       on which the shares may for the time being
       be listed and quoted  Other Exchange ; and/or
       ii) off-market purchase(s)  if effected otherwise
       than on the SGX-ST or, as the case may be,
       Other Exchange  in accordance with any equal
       access scheme(s) as may be determined or formulated
       by the Directors as they consider fit, which
       scheme(s) shall satisfy all the conditions
       prescribed by the Companies Act and otherwise
       in accordance with all other laws and regulations
       and rules of the SGX-ST or, as the case may
       be, Other Exchange as may for the time being
       be applicable  Share Purchase Mandate ; and
       authorize the Directors of the Company and/or
       any of them to complete and do all such acts
       and things  including executing such documents
       as may be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this resolution  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the date by which the next AGM of the Company
       is required by Law




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TECHNOLOGIES ENGINEERING LTD                                                      Agenda Number:  700887485
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7996W103
    Meeting Type:  AGM
    Meeting Date:  31-Mar-2006
          Ticker:
            ISIN:  SG1F60858221
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the Directors  report and               Mgmt          For                            For
       the audited accounts for the YE 31 DEC 2005
       and the Auditors  report thereon

2.     Declare the first and final tax exempt  1-tire            Mgmt          For                            For
       dividend 4.0 cents per share and a special
       tax exempt  1-tire  dividend of 9.6 cents per
       share for the YE 31 DEC 2005

3.I    Re-elect Mr. Peter Seah Lim Huat as a Director,           Mgmt          For                            For
       who retires by rotation pursuant to Article
       98 of the Articles of Association of the Company

3.II   Re-elect Professor. Lui Pao Chuen as a Director,          Mgmt          For                            For
       who retires by rotation pursuant to Article
       98 of the Articles of Association of the Company

3.III  Re-elect Mr. Winston Tan Tien Hin as a Director,          Mgmt          For                            For
       who retires by rotation pursuant to Article
       98 of the Articles of Association of the Company

3.IV   Re-elect Mr. Quek Poh Huat as a Director, who             Mgmt          For                            For
       retires by rotation pursuant to Article 98
       of the Articles of Association of the Company

4.     Approve the sum of SGD 630,111 as Directors               Mgmt          For                            For
       fees for the YE 2005

5.     Re-appoint Ernst & Young as the Auditors of               Mgmt          For                            For
       the Company and authorize the Directors to
       fix their remuneration

6.     Authorize the Directors to issue shares in the            Mgmt          Against                        Against
       capital of the Company  shares  whether by
       way of rights, bonus or otherwise; and/or make
       or grant offers, agreements or options  collectively,
       Instruments  that might or would require shares
       to be issued, including but not limited to
       the creation and issue of  as well as adjustments
       to  warrants, debentures or other instruments
       convertible into shares, at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit; and  notwithstanding
       the authority conferred by this Resolution
       may have ceased to be in force  issue shares
       in pursuance of any instrument made or granted
       by the Directors while this Resolution was
       in force, provided that, the aggregate number
       of shares to be issued pursuant to this Resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this Resolution  does not exceed 50% of the
       issued shares in the capital of the Company,
       of which the aggregate number of shares to
       be issued other than on a pro rata basis to
       shareholders of the Company  including shares
       to be issued in pursuance of Instruments made
       or granted pursuant to this Resolution  does
       not exceed 20% of the issued shares in the
       capital of the Company;  subject to such manner
       of calculation as may be prescribed by the
       Singapore Exchange Securities Trading Limited
       (SGX-ST)  for the purpose of determining the
       aggregate number of shares that may be issued
       as specified, the percentage of issued shares
       shall be based on the number of issued shares
       in the capital of the Company at the time this
       Resolution is passed, after adjusting for:
       i) new shares arising from the conversion or
       exercise of any convertible securities or share
       options or vesting of share awards which are
       outstanding or subsisting at the time this
       Resolution is passed; and ii) any subsequent
       consolidation or subdivision of shares; in
       exercising the authority conferred by this
       Resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       for the time being in force  unless such compliance
       has been waived by the SGX-ST  and the Articles
       of Association for the time being of the Company;
       and  Authority expires at the conclusion of
       the next AGM of the Company or the date by
       which the next AGM of the Company is required
       by Law to be held

7.     Authorize the Directors to offer and grant options        Mgmt          For                            For
       in accordance with the provisions of the Singapore
       Technologies Engineering Share Option Plan
       Share Option Plan  and to grant awards in
       accordance with the provisions of the Singapore
       Technologies Engineering Performance Share
       Plan  Performance Share Plan  and/or the Singapore
       Technologies Engineering Restricted Stock Plan
       Restricted Stock Plan   the Share Option Plan,
       the Performance Share Plan and the Restricted
       Stock Plan, together the Share Plans ; and
       to allot and issue from time to time such number
       of ordinary shams in the capital of the Company
       an may be required to be issued pursuant to
       the exercise of options under the Share Option
       Plan and/or such number of fully paid shares
       as may be required to be issued pursuant to
       the vesting of awards under the Performance
       Share Plan and/or the Restricted Stock Plan,
       provided that the aggregate number of ordinary
       shares to be issued pursuant to the Share Plans
       shall not exceed 15% of the total number of
       issued shares in the capital of the Company
       from time to time




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TECHNOLOGIES ENGINEERING LTD                                                      Agenda Number:  700887500
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y7996W103
    Meeting Type:  EGM
    Meeting Date:  31-Mar-2006
          Ticker:
            ISIN:  SG1F60858221
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, for the purposes of Chapter 9 of the             Mgmt          For                            For
       Listing Manual  Chapter 9  of the SGX-ST, for
       the Company, its subsidiaries and associated
       Companies that are entities at risk  as used
       in Chapter 9 , or any of them, to enter into
       any such transactions falling within the types
       of interested person transactions as specified,
       provided that such transactions are carried
       made on normal commercial terms and in accordance
       with the review procedures for such interested
       person transactions;  authority expires at
       the next AGM of the Company ; and authorize
       the Directors of the Company to do all such
       acts and things deemed necessary  including
       executing such documents as may be required
       as they may consider expedient or necessary
       or in the interests of the Company to give
       effect to the shareholders mandate and/or this
       Resolution

S.2    Amend: the Articles 2, 4(G), 5(A)(a), 5(A)(d),            Mgmt          For                            For
       5(B), 6(A), 7(A), 9(A), 9(B), 10, 11, 15, 17,
       19, 21(C), 22, 25, 28, 41(A), 43, 44(A), 52,
       53, 54, 57, 67, 71, 100, 117, 127, 130, 139,
       139A, 141 and147 of the Articles of Association
       of the Company  the Articles  and alter the
       headnote  Capitalization of Profits and Reserves
       ; by including new Article 6A, headnote  Bonus
       Issues and Capitalization of Profits and Reserves
       and new Articles 134A and 145A; and  Share
       Capital  appearing immediately before Article
       3 and by deleting Articles 3 and 8 in their
       entirety, as specified

3.     Authorize the Directors of the Company, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50 of Singapore  the
       Companies Act  and in accordance with all other
       laws and regulations and rules of Singapore
       Exchange Securities Trading Limited  SGX-ST
       , to purchase or otherwise acquire issued ordinary
       shares in the capital of the Company  the Shares
       , not exceeding in aggregate 10 % of the issued
       ordinary share capital of the Company, by way
       of on-market purchases on the Singapore Exchange
       Securities Trading Limited  SGX-ST  and/or
       off-market purchases effected otherwise than
       on the SGX-ST in accordance with any equal
       access scheme(s) which satisfies the conditions
       prescribed by the Act, at a price of up to
       105% of the average of the closing market prices
       of a share over the last 5 market days in the
       case of an on-market share purchase and a price
       up to 110% of such average closing price in
       case of off-market purchase  share purchase
       mandate ; and authorize the Directors of the
       Company and/or any of them to complete and
       do all such acts and things deemed necessary,
       expedient, incidental or in the interests of
       the Company to give effect to the transactions
       contemplated and/or authorized by this resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the date
       of the next AGM of the Company as required
       by law ; and to complete and to do all such
       acts and things  including executing such documents
       as may be required  as they and/or he may consider
       expedient or necessary to give effect to the
       transactions contemplated and/or authorized
       by this Resolution

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE AND DETAILED AGENDA. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TELECOMMUNICATIONS LTD                                                            Agenda Number:  700771252
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79985175
    Meeting Type:  EGM
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  SG1P95920093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve, for the purposes of Listing Rule 10.14           Mgmt          For                            For
       of the Listing Rules of Australian Stock Exchange
       Limited, the participation by the relevant
       person in the relevant period specified in
       Paragraph 2.2 of the Circular dated 29 JUN
       2005 in the SingTel Performance Share Plan

2.     Authorize the Directors of the Company, for               Mgmt          For                            For
       the purposes of Sections 76C and 76E of the
       Companies Act, Chapter 50  the Companies Act
       , to purchase or otherwise acquire issued ordinary
       shares of SGD 0.15 each in the capital of the
       Company  Ordinary Shares , not exceeding in
       aggregate 10 % of the issued ordinary share
       capital of the Company, by way of on-market
       purchases on the Singapore Exchange Securities
       Trading Limited  SGX-ST  or any other stock
       exchange on which the Ordinary Shares may for
       the time being be listed or quoted  Other Exchange
       and/or off-market purchases effected otherwise
       than on the SGX-ST in accordance with any equal
       access scheme(s) which satisfies the conditions
       prescribed by the Act, and otherwise in accordance
       with all other laws and regulations and rules
       of the  SGX-ST  or Other Exchange  Share Purchase
       Mandate , at a price of up to 105% of the average
       of the closing market price of Ordinary Shares
       over the last 5 market days in the case of
       an on-market share purchase and a price up
       to 110% of such average closing price in case
       of off-market purchase; and authorize the Directors
       of the Company and/or any of them to complete
       and do all such acts and things  including
       executing such documents as may be required
       as they and/or he may consider expedient or
       necessary to give effect to the transactions
       contemplated and/or authorized by this resolution;
       Authority expires the earlier of the date
       of the next AGM of the Company or the date
       of the next AGM of the Company as required
       by the law




--------------------------------------------------------------------------------------------------------------------------
 SINGAPORE TELECOMMUNICATIONS LTD                                                            Agenda Number:  700771264
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y79985175
    Meeting Type:  AGM
    Meeting Date:  29-Jul-2005
          Ticker:
            ISIN:  SG1P95920093
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the financial statements for            Mgmt          For                            For
       the FYE 31 MAR 2005, the Directors  report
       and the Auditors  report thereon

2.     Declare a first and final dividend of 53 1/3%             Mgmt          For                            For
       or 8.0 cents per share and a special dividend
       of 33 1/3% or 5.0 cents per share, less income
       tax, in respect of the FYE 31 MAR 2005

3.     Re-elect Mr. Heng Swee Keat  Independent Member           Mgmt          For                            For
       of the Audit Committee  as a Director, who
       retires by rotation in accordance with the
       Article 97 of the Company s Articles of Association

4.     Re-elect Mr. Simon Israel as a Director, who              Mgmt          For                            For
       retires by rotation in accordance with the
       Article 97 of the Company s Articles of Association

5.     Re-elect Prof. Tommy Koh as a Director, who               Mgmt          For                            For
       retires by rotation in accordance with the
       Article 97 of the Company s Articles of Association

6.     Re-elect Mr. Nicky Tan Ng Kuang  Independent              Mgmt          For                            For
       Member of the Audit Committee  as a Director,
       who retires by rotation in accordance with
       the Article 97 of the Company s Articles of
       Association

7.     Approve the Directors  fees payable by the Company        Mgmt          For                            For
       of SGD 1,207,000 for the FYE 31 MAR 2005

8.     Appoint the Auditors and authorize the Directors          Mgmt          For                            For
       to fix their remuneration

       Transact any other business                               Non-Voting    No vote

9.     Authorize the Directors to issue shares in the            Mgmt          Against                        Against
       capital of the Company  shares  whether by
       way of rights, bonus or otherwise; and/or make
       or grant offers, agreements or options  collectively,
       Instruments  that might or would require shares
       to be issued, including but not limited to
       the creation and issue of  as well as adjustments
       to  warrants, debentures or other instruments
       convertible into shares, at any time and upon
       such terms and conditions and for such purposes
       and to such persons as the Directors may in
       their absolute discretion deem fit; and  notwithstanding
       the authority conferred by this resolution
       may have ceased to be in force  issue shares
       in pursuance of any Instrument made or granted
       by the Directors while this resolution was
       in force, provided that: the aggregate number
       of shares to be issued pursuant to this resolution
       including shares to be issued in pursuance
       of Instruments made or granted pursuant to
       this resolution) does not exceed 50% of the
       issued share capital of the Company, of which
       the aggregate number of shares to be issued
       other than on a pro rata basis to shareholders
       of the Company  including shares to be issued
       in pursuance of Instruments made or granted
       pursuant to this Resolution  does not exceed
       15% of the issued share capital of the Company;
       subject to such manner of calculation as may
       be prescribed by the Singapore Exchange Securities
       Trading Limited  SGXST   for the purpose of
       determining the aggregate number of shares
       that may be issued, the percentage of issued
       share capital shall be based on the issued
       share capital of the Company at the time this
       resolution is passed, after adjusting for:
       a) new shares arising from the conversion or
       exercise of any convertible securities or share
       options or vesting of share awards which are
       outstanding or subsisting at the time this
       Resolution is passed; and b) any subsequent
       consolidation or sub-division of shares; in
       exercising the authority conferred by this
       resolution, the Company shall comply with the
       provisions of the Listing Manual of the SGX-ST
       and the rules of any other stock exchange on
       which the shares of the Company may for the
       time being be listed or quoted  Other  Exchange
       for the time being in force  unless such compliance
       has been waived by the SGX-ST or, as the case
       may be, the Other Exchange  and the Articles
       of Association for the time being of the Company
       and;  Authority expires the earlier of the
       of the next AGM of the Company or the date
       by which the next AGM of the Company is required
       by law to be held

10.    Authorize the Directors to allot and issue from           Mgmt          For                            For
       time to time such number of shares in the capital
       of the Company as may be required to be issued
       pursuant to the exercise of options under the
       Singapore Telecom Share Option Scheme 1999
       1999 Scheme , provided always that the aggregate
       number of shares to be issued pursuant to the
       1999 Scheme shall not exceed 5% of the issued
       share capital of the Company from time to time
       as calculated in accordance with the Rules
       of the 1999 Scheme

11.    Authorize the Directors to grant awards in accordance     Mgmt          For                            For
       with the provisions of the SingTel Performance
       Share Plan  Share Plan 2004  and to allot and
       issue from time to time such number of fully
       paid-up shares in the capital of the Company
       as may be required to be issued pursuant to
       the vesting of awards under the Share Plan
       2004, provided always that the aggregate number
       of shares to be issued pursuant to the 1999
       Scheme and the Share Plan 2004 shall not exceed
       10% of the issued share capital of the Company
       from time to time




--------------------------------------------------------------------------------------------------------------------------
 SK CORPORATION                                                                              Agenda Number:  700875860
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y80662102
    Meeting Type:  AGM
    Meeting Date:  10-Mar-2006
          Ticker:
            ISIN:  KR7003600004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the balance sheet, the incoming statement         Mgmt          For                            For
       and the statement of appropriation of unappropriated
       retained earnings

2.1    Elect Mr. Young-Seok Han as a Outside Director            Mgmt          For                            For

2.2    Elect Mr. Chan-Soo Kang as a Outiside Director,           Mgmt          For                            For
       who is a Member of the Auditors  Committee

3.     Approve the remuneration limit for the Directors          Mgmt          For                            For
       - KRW 10 Billions




--------------------------------------------------------------------------------------------------------------------------
 SK TELECOM CO., LTD.                                                                        Agenda Number:  932440794
--------------------------------------------------------------------------------------------------------------------------
        Security:  78440P108
    Meeting Type:  Annual
    Meeting Date:  10-Mar-2006
          Ticker:  SKM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF THE BALANCE SHEETS, THE STATEMENTS            Mgmt          For                            For
       OF INCOME, AND STATEMENTS OF APPROPRIATIONS
       OF RETAINED EARNINGS OF THE 22ND FISCAL YEAR,
       AS SET FORTH IN ITEM 1 OF THE COMPANY S AGENDA
       ENCLOSED HEREWITH.

02     APPROVAL OF THE AMENDMENT TO THE ARTICLES OF              Mgmt          For                            For
       INCORPORATION, AS SET FORTH IN ITEM 2 OF THE
       COMPANY S AGENDA ENCLOSED HEREWITH.

03     APPROVAL OF THE CEILING AMOUNT OF THE REMUNERATION        Mgmt          For                            For
       OF DIRECTORS, AS SET FORTH IN THE COMPANY S
       AGENDA ENCLOSED HEREWITH.

04     APPROVAL OF THE APPOINTMENT OF INDEPENDENT NON-EXECUTIVE  Mgmt          For                            For
       DIRECTORS WHO WILL BE AUDIT COMMITTEE MEMBERS,
       AS SET FORTH IN ITEM 3 OF THE COMPANY S AGENDA
       ENCLOSED HEREWITH.




--------------------------------------------------------------------------------------------------------------------------
 SMC CORP                                                                                    Agenda Number:  701012332
--------------------------------------------------------------------------------------------------------------------------
        Security:  J75734103
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3162600005
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Appoint
       Independent Auditors, Approve Minor Revisions
       Related to    the New Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

3.14   Appoint a Director                                        Mgmt          For                            *

3.15   Appoint a Director                                        Mgmt          For                            *

3.16   Appoint a Director                                        Mgmt          For                            *

3.17   Appoint a Director                                        Mgmt          For                            *

3.18   Appoint a Director                                        Mgmt          For                            *

3.19   Appoint a Director                                        Mgmt          For                            *

4      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors




--------------------------------------------------------------------------------------------------------------------------
 SMITH & NEPHEW PLC                                                                          Agenda Number:  700843065
--------------------------------------------------------------------------------------------------------------------------
        Security:  G82343164
    Meeting Type:  EGM
    Meeting Date:  12-Dec-2005
          Ticker:
            ISIN:  GB0009223206
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

S.1    Amend, subject to and conditional upon the passing        Mgmt          For                            For
       of Resolution S.2 and immediately prior to
       the reduction of capital  as defined in Resolution
       S.2) taking effect, the rights attaching to
       the ordinary shares of 12 2/9 pence each in
       the capital of the Company by the addition
       of a new Article 167A in the Articles of Association
       of the Company as specified

S.2    Approve, subject to and conditional upon the              Mgmt          For                            For
       passing of Resolution S.3: a) to reduce the
       share capital of the Company by cancelling
       and extinguishing all of the issued and unissued
       ordinary shares of 12 2/9 pence each in the
       capital of the Company  the   Existing Ordinary
       Shares   in existence as at 6.00 p.m on the
       day immediately preceding the day on which
       the High Court of Justice in England and Wales
       makes an order confirming such reduction of
       capital  such cancellation and extinguishment
       being referred to as the  Reduction of Capital
       and the credit arising in the Company s books
       of account as a result of the reduction of
       capital transferred to a special reserve of
       the Company  the  Cancellation Reserve  ; immediately
       upon the reduction of capital taking effect
       such date to be the  Effective Date  : the
       capital of the Company be increased by GBP
       50,000 by the creation of 50.000 deferred shares
       of GBP 1 each  each a  Deferred Share   having
       the rights and restrictions set out in the
       Articles of Association of the Company as amended
       in accordance with Resolution S.3; the sum
       of GBP 50,000 standing to the credit of the
       Company s reserves be capitatised and, accordingly,
       authorize the Directors as of the effective
       date bud immediately prior to any allotment
       of new dollar shares pursuant to Resolution
       S.2 taking effect, the said sum of GBP 50,000
       in paying up in  full at par 50,000 deferred
       shares, and to allot and issue the same, credited
       as fully paid to the then Chief Executive of
       the Company or any such other director as the
       Board of Directors of the Company shall nominate
       and are hereby generally and unconditionally
       authorized to make such allotment and issue
       as if Article 154.2 of the Articles of Association
       of the Company did not apply to such allotment,
       and for the purpose of section 80 of the Companies
       Act 1985  the Act ; Authority expire at the
       conclusion of the AGM of the Company ; to increase
       the  authorized share capital of the Company
       to such amount as results from the creation
       of such number of new ordinary shares as is
       equal to the number of existing ordinary shares
       as cancelled pursuant to the reduction of capital,
       each having a nominal value in cents  each
       a  New Dollar Share   rounded down to the nearest
       cent equivalent to 12 2/9 pence which is a
       multiple of 5 (the Dollar Nominal Value   calculated
       by reference to the dosing mid-point exchange
       rate for US dollars with sterling in London
       as derived from Reuters at 4.00 p.m on the
       day immediately prior to the effective date
       or if such is not a business day, the business
       day in immediately preceding the effective
       date  as published in the financial times on
       the effective date or a published rate considered
       appropriate by the Directors (the Exchange
       Rate  ; the sum standing to the credit of the
       Cancellation Reserve be converted into US dollars
       at the Exchange Rate; the sum standing to the
       credit of the cancellation reserve as a result
       of the conversion referred Resolution S.2 be
       applied in paying up the number of New Dollar
       Shares in full at the Dollar Nominal Value
       as is equivalent to the issued existing ordinary
       shares cancelled pursuant to the reduction
       of capital  the  Relevant Number   provided
       that if there would otherwise be any surplus
       amount remaining in the Cancellation Reserve,
       the relevant number of new dollar shares shall
       be paid up at an aggregate premium equal to
       such remaining amount; and the relevant number
       of new dollar shares be allotted and issued
       credited as fully paid to those persons who
       appear on the register of members of the Company
       at close of business on the business day immediately
       prior to the effective date as the holders
       of the cancelled Existing ordinary shares on
       the basis of one new dollar share for each
       existing ordinary share held by them; c) Authorize
       the Directors, in substitution for any existing
       authority and for the purpose of Section 80
       Act, to allot relevant number of the new shares
       created by Resolution S.2 aggregating a maximum
       nominal amount of GBP in US dollars of relevant
       securities as is equal to the relevant number
       multiplied by the dollar nominal value, disapplying
       the statutory pre-emption rights  Section 89(1)
       ;  Authority expires at the conclusion of the
       AGM of the Company

S.3    Amend Article 3, 8A, 38, 53 of the Articles               Mgmt          For                            For
       of Association of the Company, conditional
       upon the reduction of capital referred to in
       resolution S.2 taking effect and prior to the
       allotment and issue of the new dollar shares
       referred to in resolution S.2 as specified

o.4    Authorize the Directors, in addition to and               Mgmt          For                            For
       without prejudice to the other authorities
       conferred by Resolution S.2, subject to and
       with effect from the reduction of capital and
       associated matters referred to in Resolution
       S.2 becoming effective   the Redenomination
       and in substitution for the authority granted
       by article 9.2 of the Midas of Association
       of the Company as renewed at the AGM held on
       05 May 2005, but without prejudice to any prior
       exercise of such authority, and for the purposes
       of Section 80 of the Act to exercise all the
       powers of the Company to allot relevant securities
       within the meaning of that section  up to
       an aggregate, nominal amount of USD 56,115,233
       provided that:  Authority the earlier of the
       conclusion of the AGM of the Company in 2006
       or 04 AUG 2006  and the Directors may allot
       equity securities after the expiry of this
       authority in pursuance of such an offer or
       agreement made prior to such expiry; all authorities
       previously conferred under Section 80 of the
       Act be and they are hereby revoked, provided
       that such revocation shall not have retrospective
       effect.

S.5    Approve, subject to the passing of Resolution             Mgmt          For                            For
       4 and in the event that the redenomination
       shall have become effective, in respect of
       the Directors  power to allot securities otherwise
       than to existing shareholders pro rata to their
       holdings granted by Article 9.3 of the Articles
       of Association of the Company as renewed at
       the AGM held on 05 MAY 2005, the  section 89
       amount  for the purposes of Article 9 of the
       Midas of Association of the Company shall be
       USD 9,999,385 for the period up to the conclusion
       of the AGM of the Company in 2006 or 04 AUG
       2006 whichever is the earlier

S.6    Amend the Articles of Association of the Company          Mgmt          For                            For
       by deleting existing Articles 140 and 142 of
       the Articles of Association of the Company
       and inserting Article 140.1, 140.2, 140.3 and
       142 in their place as specified




--------------------------------------------------------------------------------------------------------------------------
 SMITH & NEPHEW PLC                                                                          Agenda Number:  700895569
--------------------------------------------------------------------------------------------------------------------------
        Security:  G82343164
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  GB0009223206
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and adopt the audited accounts for the            Mgmt          For                            For
       YE 31 DEC 2005 together with the report of
       the Directors and the Auditors thereon

2.     Approve the remuneration report of the Directors          Mgmt          For                            For
       for the YE 31 DEC 2005

3.     Re-elect Mr. David Illingworth as a Director              Mgmt          For                            For
       of the Company

4.     Re-elect Mr. Peter Hooley as a Director of the            Mgmt          For                            For
       Company

5.     Re-appoint Ernst & Young LLP as the Auditors              Mgmt          For                            For
       of the Company

6.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors of the Company

7.     Approve to renew the Directors  authorization             Mgmt          For                            For
       to allot securities granted by Article 9.2
       of the Company s Articles of Association and
       for the purposes of Article 9 of the Company
       s Articles of Association  Section 80 , amount
       for this period be GBP 52,745,017;  Authority
       expires the earlier of the conclusion of the
       next AGM of the Company in 2007 or 26 JUL 2007

8.     Authorize the Directors of the Company to amend           Mgmt          For                            For
       the rules of the Smith & Nephew French Sharesave
       Plan  2002   the French Sharesave Plan  so
       as to enable options to acquire shares in the
       Company to be granted pursuant to and in accordance
       with the French Sharesave Plan within the period
       of 38 months ending 26 JUN 2009

S.9    Approve to renew the Directors  power to allot            Mgmt          For                            For
       securities otherwise than to existing shareholders
       pro rata to their holdings granted by Article
       9.3 of the Company s Articles of Association;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company in 2007 or 26
       JUL 2007 ; and for the purposes of the Article
       9 of Company s Articles of Association  Section
       89  for this amount be GBP 9,408,492

S.10   Authorize the Company, in substitution for any            Mgmt          For                            For
       existing authority and pursuant to Section
       166 of the Companies Act 1985  the Act , to
       make market purchases  Section 163(3) of the
       Act  of up to 94,084,923 ordinary shares  10%
       of the issued share capital as at 24 FEB 2006
       of 20 pence each in the capital of the Company,
       at a minimum price of 20 pence and an amount
       equal to 105% of average of the middle market
       quotations for an ordinary share derived from
       the London Stock Exchange Daily Official List,
       for the 5 business days preceding the date
       of purchase;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or 26 JUL 2007  the Expiry Date  ; the Company,
       before the expiry, may make a contract to purchase
       ordinary shares which will or may be executed
       wholly or partly after such expiry

S.11   Amend the Articles of Association of the Company          Mgmt          For                            For
       as follows: a) by deleting the existing Article
       168 and inserting the new Article 168 as specified;
       b) by inserting the specified new words in
       Article 123.6 and by inserting new Articles
       123.7 and 123.8 as specified




--------------------------------------------------------------------------------------------------------------------------
 SMURFIT-STONE CONTAINER CORPORATION                                                         Agenda Number:  932469201
--------------------------------------------------------------------------------------------------------------------------
        Security:  832727101
    Meeting Type:  Annual
    Meeting Date:  10-May-2006
          Ticker:  SSCC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JAMES R. BORIS                                            Mgmt          For                            For
       CONNIE K. DUCKWORTH                                       Mgmt          For                            For
       ALAN E. GOLDBERG                                          Mgmt          For                            For
       WILLIAM T. LYNCH, JR.                                     Mgmt          For                            For
       PATRICK J. MOORE                                          Mgmt          For                            For
       JAMES J. O'CONNOR                                         Mgmt          For                            For
       JERRY K. PEARLMAN                                         Mgmt          For                            For
       THOMAS A. REYNOLDS, III                                   Mgmt          For                            For
       EUGENE C. SIT                                             Mgmt          For                            For
       WILLIAM D. SMITHBURG                                      Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE COMPANY FOR 2006.




--------------------------------------------------------------------------------------------------------------------------
 SOCIETE GENERALE, PARIS                                                                     Agenda Number:  700922188
--------------------------------------------------------------------------------------------------------------------------
        Security:  F43638141
    Meeting Type:  MIX
    Meeting Date:  30-May-2006
          Ticker:
            ISIN:  FR0000130809
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France. Please            Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.      The following
       applies to Non-Resident Shareowners:     Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

O.1    Receive the Board of Directors and the Auditors           Mgmt          For                            For
       report, and approve the Company s financial
       statements and the balance sheet for the FYE
       31 DEC 2005 and the earnings of EUR 3,069,086,820.68;

O.2    Approve the appropriation of profits as follows:          Mgmt          For                            For
       net profit for the FY: EUR 3,069,086,820.68;
       retained earnings: EUR 4,439,665,572.43; distributable
       total: EUR 7,508,752,393.11; retained earnings
       account: EUR 1,114,790,006.18; dividend: EUR
       1,954,296,814.50; the reserve which amounted
       EUR 10,111,265,559.65 after allocation of the
       2004 income of EUR 9,238,209,010.49 retained
       earnings amounted to EUR 4,439,665,572.43 after
       allocation of the 2004 income EUR 5,554,455,578.61
       and, the shareholders will receive a net dividend
       of EUR 1.25, with a French Tax Code of EUR
       4.50 at the 40% allowance; this dividend will
       be paid on 06 JUN 2006

O.3    Receive the reports of the Board of Directors             Mgmt          For                            For
       and Statutory Auditors and approve the consolidated
       financial statements for the said financial
       statements and FY

O.4    Approve the Special Auditors report, in accordance        Mgmt          For                            For
       with the provisions of Article L.225-22-1,
       L.225-38 and L.225-42-1 and followings of the
       French Commercial Code

O.5    Approve to renew the term of office to Mr. Robert         Mgmt          For                            For
       A. Day as a Director for 4 years

O.6    Approve to renew the term of office to Mr. Elie           Mgmt          For                            For
       Cohen as a Director for 4 years

O.7    Appoint Mr. Gianmilio Osculati as a Director              Mgmt          For                            For
       for a 4 years

O.8    Appoint Mr. Luc Vandevelde as a Director for              Mgmt          For                            For
       a 2-year period

O.9    Approve to allocate EUR 750,000.00 to the Board           Mgmt          For                            For
       of Directors as annual fees

O.10   Approve to renew the appointment of Deloitte              Mgmt          For                            For
       and Associes Statutory Auditor for the FY s
       2006 to 2011

O.11   Approve to renew the appointment of Ernst and             Mgmt          For                            For
       Young as Statutory Auditor for the FY s 2006
       to 2011

O.12   Approve to renew the appointment of Mr. Alian             Mgmt          For                            For
       Pons as Deputy Auditor to the Company Deloitte
       Associes for the FY s 2006 to 2011

O.13   Approve to renew the appointment of Mr. Gabriel           Mgmt          For                            For
       Galet as Deputy Auditor of the Company Ernst
       & Young for the FY s 2006 to 2011

O.14   Authorize the Board, in substitution for the              Mgmt          For                            For
       authority of the general meeting on 09 MAY
       2005, to trade the Company s shares on the
       stock exchange in view of adjusting their price
       as per the following conditions: maximum purchase
       price: EUR 165.00; minimum selling price: EUR
       70.00; and, maximum number of shares 43,428,818
       to be traded  10% of the share capital ; maximum
       funds invested in the share buybacks: EUR 7,165,754,970.00;
       Authority expires at the end of 18 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.15   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on one or more occasions,
       in France or abroad, up to a maximum nominal
       amount of EUR 220,000,000.00 by way of issuing
       ordinary shares other securities giving access
       to the capital up to maximum nominal amount
       of EUR 550,000,000.00 by way of capitalizing
       reserves, profits, premiums or other means,
       provided that such issue is allowed by Law
       and under the By-Laws to be carried out through
       the issue of bonus shares or the raise of the
       par value of the existing shares; the nominal
       amount of debt securities issued shall not
       exceed EUR 6,000,000,000.00;  Authority expires
       at the end of 26 months ; this authorization
       superseded the authorization granted by Resolution
       12 of the shareholders  meeting of 29 APR 2006

E.16   Authorize the Board of Directors to increase              Mgmt          Against                        Against
       the share capital, on one or more occasions,
       in France or abroad, up to a maximum nominal
       amount of EUR 110,000,000.00 by way of issuing
       ordinary shares other securities giving access
       to the capital up to maximum nominal amount
       of EUR 600,000,000.00;  Authority expires at
       the end of 26 months ; approve that these issues
       may be achieved in consideration for securities
       which would be brought to Societe Generale
       in the framework of a public exchange offer
       initiated by the Company concerning the shares
       of another Company; this authorization superseded
       the authorization granted by Resolution 12
       of the shareholders  meeting of 29 APR 2006

E.17   Approve that the Board of Directors may decide            Mgmt          Abstain                        Against
       to increase the number of securities to be
       issued in the event of a surplus demand in
       the framework of a capital increase, for each
       of the issues with or without preferential
       subscription right of shareholder, within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of general meeting
       proxy services initial issue, at the same price
       as the one of the initial issuance,  Authority
       expires at the end of 26 months ; to take all
       necessary measures and accomplish all necessary
       formalities

E.18   Authorize the Board, to increase the share capital        Mgmt          For                            For
       by up to 10%, in consideration for the contribution
       in kind granted to the Company and comprised
       of capital securities given access to share
       capital without preferential subscription right;
       Authority expires at the end of 26 months
       ; to take all necessary measures and accomplish
       all necessary formalities; authorize the Board
       of Directors to take all necessary measures
       and accomplish all necessary formalities

E.19   Authorize the Board, in substitution for the              Mgmt          For                            For
       existing authority to the shareholder on 29
       APR 2004, to increase the share capital, on
       one or more occasions, at its sole discretion,
       in favor of Members of the Company or a Group
       Savings Plan belonging to Societe Generale
       or related Companies;  Authority expires at
       the end of 26 months ; for an amount that not
       exceeding EUR 16,300,000.00; and authorize
       the Board of Directors to take all necessary
       measures and accomplish all necessary formalities

E.20   Authorize the Board of Directors, in substitution         Mgmt          For                            For
       for authority granted by the shareholders
       meeting in Resolution 16 on 29 APR 2004, to
       grant in one or more transactions, in favor
       of employees and corporate officers of the
       Company and related Companies, options to subscribe
       for new shares in the Company to be issued
       through a share capital increase, or to purchase
       existing shares purchased by the Company, it
       being provided the options shall not give rights
       to a total number of shares, which shall exceed
       4% of the share capital,  Authority expires
       at the end of 26 months ; and authorize the
       Board of Directors to take all necessary measures
       and accomplish all necessary formalities

E.21   Authorize the Board, in substitution for the              Mgmt          For                            For
       authority granted by the shareholders  meeting
       in Resolution 11 on 09 MAY 2005, to grant for
       free existing or future shares, in favor of
       the Executive Employees or classed as such
       or some of the executive categories, as well
       as in favor of the Corporate Officers of the
       Company and related Companies, within the limit
       of 2% of the share capital and the ceiling
       of 4% of the capital representing on overall
       ceiling for Resolutions 20 and 21, they may
       not represent more than 4% of the share capital,
       Authority expires at the end of 26 months
       ; and authorize the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.22   Authorize the Board of Directors to cancel,               Mgmt          For                            For
       on one or more occasions, and at its sole discretion,
       all or part of the shares held by the Company
       in connection with a Stock Repurchase Plan,
       up to a maximum of 10% of the total number
       of shares, over a 24-month period;  Authority
       expires at the end of 26 months  in substitution
       for authority granted by the shareholders
       meeting in Resolution 17 on 29 APR 2004

E.23   Authorize all the powers to the bearer of an              Mgmt          For                            For
       original, a copy or extract of the minutes
       of this meeting to carry out all fillings,
       publications and other formalities prescribed
       by Law




--------------------------------------------------------------------------------------------------------------------------
 SOMPO JAPAN INSURANCE INC.                                                                  Agenda Number:  700949235
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7620T101
    Meeting Type:  AGM
    Meeting Date:  28-Jun-2006
          Ticker:
            ISIN:  JP3932400009
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 13

2.     Amend the Articles of Incorporation: Allow Use            Mgmt          For                            *
       of Electronic Systems for Public Notifications,
       Approve Revisions Related to the New Commercial
       Code

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

4.     Grant subscription rights (stock options) as              Mgmt          For                            *
       remuneration to the directors




--------------------------------------------------------------------------------------------------------------------------
 SONOCO PRODUCTS COMPANY                                                                     Agenda Number:  932452496
--------------------------------------------------------------------------------------------------------------------------
        Security:  835495102
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  SON
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       H.E. DELOACH, JR.*                                        Mgmt          For                            For
       E.H. LAWTON, III*                                         Mgmt          For                            For
       J.M. MICALI*                                              Mgmt          For                            For
       P.L. DAVIES*                                              Mgmt          For                            For
       J.E. LINVILLE*                                            Mgmt          For                            For
       M.D. OKEN**                                               Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SPRINT CORPORATION                                                                          Agenda Number:  932364502
--------------------------------------------------------------------------------------------------------------------------
        Security:  852061100
    Meeting Type:  Annual
    Meeting Date:  13-Jul-2005
          Ticker:  S
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     AMENDMENT TO SPRINT S ARTICLES OF INCORPORATION           Mgmt          For                            For
       TO INCREASE THE NUMBER OF AUTHORIZED SHARES
       OF SPRINT SERIES 1 COMMON STOCK.

02     AMENDMENT TO SPRINT S ARTICLES OF INCORPORATION           Mgmt          For                            For
       TO CREATE THE CLASS OF NON-VOTING COMMON STOCK
       AND CREATE THE NINTH SERIES PREFERRED STOCK
       AND ADD A PROVISION STATING THAT STOCKHOLDER
       APPROVAL IS NOT REQUIRED FOR THE ACQUISITION
       BY SPRINT NEXTEL OF NON-VOTING COMMON STOCK
       OR THE NINTH SERIES PREFERRED STOCK FROM A
       HOLDER OF THAT STOCK.

03     ADOPTION OF THE SPRINT NEXTEL AMENDED AND RESTATED        Mgmt          For                            For
       ARTICLES OF INCORPORATION.

04     ISSUANCE OF SPRINT NEXTEL SERIES 1 COMMON STOCK,          Mgmt          For                            For
       NON-VOTING COMMON STOCK AND THE NINTH SERIES
       PREFERRED STOCK IN THE MERGER.

05     POSSIBLE ADJOURNMENT OF THE SPRINT ANNUAL MEETING.        Mgmt          For                            For

06     DIRECTOR
       GORDON M. BETHUNE                                         Mgmt          For                            For
       DR. E. LINN DRAPER, JR.                                   Mgmt          For                            For
       JAMES H. HANCE, JR.                                       Mgmt          For                            For
       DEBORAH A. HENRETTA                                       Mgmt          For                            For
       IRVINE O. HOCKADAY, JR.                                   Mgmt          For                            For
       LINDA KOCH LORIMER                                        Mgmt          For                            For
       GERALD L. STORCH                                          Mgmt          For                            For
       WILLIAM H. SWANSON                                        Mgmt          For                            For

07     TO RATIFY APPOINTMENT OF KPMG LLP AS INDEPENDENT          Mgmt          For                            For
       AUDITORS OF SPRINT FOR 2005.

08     STOCKHOLDER PROPOSAL CONCERNING SENIOR EXECUTIVE          Shr           Against                        For
       RETIREMENT BENEFITS.




--------------------------------------------------------------------------------------------------------------------------
 SPRINT NEXTEL CORPORATION                                                                   Agenda Number:  932451773
--------------------------------------------------------------------------------------------------------------------------
        Security:  852061100
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  S
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       KEITH J. BANE                                             Mgmt          For                            For
       GORDON M. BETHUNE                                         Mgmt          For                            For
       TIMOTHY M. DONAHUE                                        Mgmt          For                            For
       FRANK M. DRENDEL                                          Mgmt          For                            For
       GARY D. FORSEE                                            Mgmt          For                            For
       JAMES H. HANCE, JR.                                       Mgmt          For                            For
       V. JANET HILL                                             Mgmt          For                            For
       IRVINE O. HOCKADAY, JR.                                   Mgmt          For                            For
       WILLIAM E. KENNARD                                        Mgmt          For                            For
       LINDA KOCH LORIMER                                        Mgmt          For                            For
       STEPHANIE M. SHERN                                        Mgmt          For                            For
       WILLIAM H. SWANSON                                        Mgmt          For                            For

02     TO RATIFY APPOINTMENT OF KPMG LLP AS INDEPENDENT          Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM OF SPRINT
       NEXTEL FOR 2006.

03     SHAREHOLDER PROPOSAL CONCERNING MAJORITY VOTING.          Shr           For                            Against

04     SHAREHOLDER PROPOSAL CONCERNING CUMULATIVE VOTING.        Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 ST. GEORGE BANK LTD                                                                         Agenda Number:  700839701
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q8757F106
    Meeting Type:  AGM
    Meeting Date:  16-Dec-2005
          Ticker:
            ISIN:  AU000000SGB0
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the financial statements and the Directors        Non-Voting    No vote
       report for the YE 30 SEP 2005 together with
       the Directors  declaration and the Auditor
       s report on the financial statements

2.A    Re-elect Mr. J.M. Thame as a Director of the              Mgmt          For                            For
       Bank, who retires in accordance with Article
       73(1) of the Bank s Constitution

2.B    Re-elect Mr. P.D.R. Isherwood as a Director               Mgmt          For                            For
       of the Bank, who retires in accordance with
       Article 73(1) of the Bank s Constitution

2.C    Re-elect Mr. G.J. Reaney as a Director of the             Mgmt          For                            For
       Bank, who retires in accordance with Article
       73(1) of the Bank s Constitution

3.     Adopt the remuneration report for the YE 30               Mgmt          For                            For
       SEP 2005

4.     Approve the issue of up to 100,000 ordinary               Mgmt          For                            For
       shares over the next 3 years to the Bank s
       Director, Mrs. Gail Kelly in respect of any
       part of her short term incentive exceeding
       100% of her total employment cost, in the manner
       set out as specified, including for the purpose
       of ASX Listing Rule 10.14

5.     Approve the aggregate sum payable for the remuneration    Mgmt          For                            For
       of Non-Executive Directors in any FY after
       the date of this resolution and including the
       Bank s FY 2005/2006 be increased by AUD 500,000
       from an amount of AUD 2,000,000 per annum to
       a total sum not exceeding AUD 2,500,000 per
       annum, such sum to inclusive of all statutory
       superannuation guarantee contributions that
       the bank makes on behalf of the Directors




--------------------------------------------------------------------------------------------------------------------------
 STORA ENSO OYJ                                                                              Agenda Number:  932439397
--------------------------------------------------------------------------------------------------------------------------
        Security:  86210M106
    Meeting Type:  Annual
    Meeting Date:  08-Mar-2006
          Ticker:  SEO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     ADOPTION OF THE INCOME STATEMENT AND BALANCE              Mgmt          For                            For
       SHEET OF THE PARENT COMPANY AND THE CONSOLIDATED
       INCOME STATEMENT AND BALANCE SHEET. (PLEASE
       VOTE  FOR  OR  ABSTAIN  ONLY)

02     DISPOSAL OF THE YEAR S PROFIT AND DISTRIBUTION            Mgmt          For                            For
       OF DIVIDEND OF EUR 0.45. (PLEASE VOTE  FOR
       OR  ABSTAIN  ONLY)

04     RESOLUTION CONCERNING DISCHARGE OF THE MEMBERS            Mgmt          Abstain                        Against
       OF THE BOARD OF DIRECTORS AND THE MANAGING
       DIRECTOR FROM LIABILITY.

05     NUMBER OF THE MEMBERS OF THE BOARD OF DIRECTORS           Mgmt          For                            For
       (10). (PLEASE VOTE  FOR  OR  ABSTAIN  ONLY)

06     NUMBER OF AUDITORS (1). (PLEASE VOTE  FOR  OR             Mgmt          For                            For
       ABSTAIN  ONLY)

07     REMUNERATION FOR THE MEMBERS OF THE BOARD OF              Mgmt          Abstain                        Against
       DIRECTORS. (PLEASE VOTE  FOR  OR  ABSTAIN
       ONLY)

08     REMUNERATION FOR THE AUDITORS. (PLEASE VOTE               Mgmt          Abstain                        Against
       FOR  OR  ABSTAIN  ONLY)

09     ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS.        Mgmt          For                            For
       (PLEASE VOTE  FOR  OR  ABSTAIN  ONLY)

10     ELECTION OF AUDITORS. (PLEASE VOTE  FOR  OR               Mgmt          For                            For
       ABSTAIN  ONLY)

11     APPOINTMENT OF NOMINATION COMMITTEE.                      Mgmt          For                            For

12     A PROPOSAL BY THE BOARD OF DIRECTORS TO REDUCE            Mgmt          For                            For
       THE REGISTERED SHARE CAPITAL OF THE COMPANY
       THROUGH THE CANCELLATION OF SHARES IN THE COMPANY
       HELD BY THE SAME.

13     A PROPOSAL BY THE BOARD OF DIRECTORS TO AUTHORISE         Mgmt          For                            For
       THE BOARD OF DIRECTORS TO REPURCHASE SHARES
       IN THE COMPANY.

14     A PROPOSAL BY THE BOARD OF DIRECTORS TO AUTHORISE         Mgmt          For                            For
       THE BOARD OF DIRECTORS TO DISPOSE OF SHARES
       IN THE COMPANY HELD BY THE SAME.

15     A PROPOSAL BY THE SHAREHOLDERS MATTI LIIMATAINEN          Mgmt          Against                        Against
       AND ANNINA KAPPI.




--------------------------------------------------------------------------------------------------------------------------
 STOREBRAND ASA                                                                              Agenda Number:  700938016
--------------------------------------------------------------------------------------------------------------------------
        Security:  R85746106
    Meeting Type:  AGM
    Meeting Date:  03-May-2006
          Ticker:
            ISIN:  NO0003053605
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 290337 DUE TO RECEIPT OF THE NAMES OF THE
       COMMITTEE MEMBERS. ALL VOTES RECEIVED ON THE
       PREVIOUS MEETING WILL BE DISREGARDED AND YOU
       WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE.
       THANK YOU.

1.     Opening of the AGM                                        Mgmt          For                            For

2.     Approve the AGM notice and the agenda                     Mgmt          For                            For

3.     Receive the register showing shareholders presence        Mgmt          For                            For
       and the proxies

4.     Elect 2 persons to sign the minutes together              Mgmt          For                            For
       with the Chairman of the meeting

5.     Receive the Management report                             Mgmt          For                            For

6.     Receive the 2005 annual report and the accounts;          Mgmt          For                            For
       and approve the annual report and the accounts
       for the Company and the Group the Board proposes
       a dividend of NOK 4.00 per share for 2005

7.     Approve the NOK 43.5 millions reduction in the            Mgmt          For                            For
       share capital via cancellation

8.     Authorize the Board to buy back up to 10% of              Mgmt          For                            For
       the Company s own shares

9.1    Re-elect Mr. Arvid Grundekjoen as a Member of             Mgmt          For                            For
       the Committee of Representatives

9.2    Re-elect Mr. Inger-Lise Gjoerv as a Member of             Mgmt          For                            For
       the Committee of Representatives

9.3    Re-elect Mr. Stein Hagen as a Member of the               Mgmt          For                            For
       Committee of Representatives

9.4    Re-elect Mr. Ole Enger as a Member of the Committee       Mgmt          For                            For
       of Representatives

9.5    Elect Mr. Terje Venold as a new Member of the             Mgmt          For                            For
       Committee of Representatives

9.6    Elect Ms. Margareth Oevrum as a new Member of             Mgmt          For                            For
       the Committee of Representatives

9.7    Elect Mr. Olaug Svarva as a new Member of the             Mgmt          For                            For
       Committee of Representatives

9.8    Elect Mr. T. Bjoergan as a Deputy Member                  Mgmt          For                            For

9.9    Elect Mr. P. Jansen as a Deputy Member                    Mgmt          For                            For

9.10   Elect Mr. K. Ulltveit-Moe as a Deputy Member              Mgmt          For                            For

10.1   Re-elect Mr. Dag Opedal as a Member of the Nominating     Mgmt          For                            For
       Committee

10.2   Re-elect Mr. Johan Andresen Jr. as a Member               Mgmt          For                            For
       of the Nominating Committee

10.3   Elect Mr. Olaug Svarva as a new Member of the             Mgmt          For                            For
       Nominating Committee

11.1   Elect Ms. Elisabeth Wille as a Member of the              Mgmt          For                            For
       Control Committee

11.2   Elect Ms. Kristine Ryssdal as a Member of the             Mgmt          For                            For
       Control Committee

12.    Receive the report on the guidelines for the              Mgmt          For                            For
       remuneration to Senior Executives

13.    Approve the remuneration to the Members of the            Mgmt          For                            For
       Board of Representatives, the Election Committee
       and the Control Committee

14.    Approve the Auditors remuneration, including              Mgmt          For                            For
       a statement by the Board of Directors of the
       breakdown between the audit fee and the fees
       for other services

15.    Closing of the AGM                                        Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 SUMITOMO MITSUI FINANCIAL GROUP INC, TOKYO                                                  Agenda Number:  701011455
--------------------------------------------------------------------------------------------------------------------------
        Security:  J7771X109
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3890350006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Approve Capital Reserves Reduction                        Other         For                            *

3      Approve Purchase of Own Shares                            Mgmt          For                            *

4      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Adopt Reduction
       of Liability System for Outside Directors ,
       Allow Disclosure  of Shareholder Meeting Materials
       on the Internet, Approve Minor Revisions
       Related to the New Commercial Code, Reduce
       Authorized Capital

5.1    Appoint a Director                                        Mgmt          For                            *

5.2    Appoint a Director                                        Mgmt          For                            *

5.3    Appoint a Director                                        Mgmt          For                            *

6.1    Appoint a Corporate Auditor                               Mgmt          For                            *

7      Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate         Auditors




--------------------------------------------------------------------------------------------------------------------------
 SUN HUNG KAI PROPERTIES LTD                                                                 Agenda Number:  700817527
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y82594121
    Meeting Type:  AGM
    Meeting Date:  08-Dec-2005
          Ticker:
            ISIN:  HK0016000132
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the report of the Directors           Mgmt          For                            For
       and the audited accounts for the YE 30 JUN
       2005

2.     Declare a final dividend                                  Mgmt          For                            For

3.1.A  Re-elect Dr. Li Ka-Cheung, Eric as a Director             Mgmt          For                            For

3.1.B  Re-elect Professor Wong Yue-Chim, Richard as              Mgmt          For                            For
       a Director

3.1.C  Re-elect Dr. Lee Shau-Kee as a Director                   Mgmt          For                            For

3.1.D  Re-elect Mr. Chan Kui-Yuen, Thomas as a Director          Mgmt          For                            For

3.1.E  Re-elect Mr. Chan Kui-Ming as a Director                  Mgmt          For                            For

3.1.F  Re-elect Mr. Kwong Chun as a Director                     Mgmt          For                            For

3.1.G  Re-elect Mr. Wong Yick-Kam, Michael as a Director         Mgmt          For                            For

3.1.H  Re-elect Mr. Wong Chik-Wing, Mike as a Director           Mgmt          For                            For

3.2    Approve to fix the Directors  remuneration                Mgmt          For                            For

4.     Re-appoint the Auditors and authorize the Board           Mgmt          For                            For
       of Directors of the Company to fix their remuneration

5.     Authorize the Directors of the Company to repurchase      Mgmt          For                            For
       shares of the Company during the relevant period,
       on The Stock Exchange of Hong Kong Limited
       or any other stock exchange recognized for
       this purpose by the Securities and Futures
       Commission of Hong Kong and The Stock Exchange
       of Hong Kong Limited under the Hong Kong Code
       on share repurchases, pursuant to the approval
       of this resolution, not exceeding 10% of the
       aggregate nominal amount of the issued share
       capital of the Company;  Authority expires
       the earlier of the conclusion of next AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       to be held by its Articles of Association or
       by the Laws of Hong Kong

6.     Authorize the Directors, in addition to any               Mgmt          Against                        Against
       other authority, to allot, issue and deal with
       additional shares in the capital of the Company
       and make or grant offers, agreements and options,
       including warrants, during and after the relevant
       period, not exceeding 10% of the aggregate
       nominal amount of the issued share capital
       of the Company; plus b) the nominal amount
       of share capital repurchased by the Company
       up to 10% of the aggregate nominal amount
       of the issued share capital of the Company
       , otherwise than pursuant to i) a rights issue;
       or ii) any option scheme or similar arrangement
       for the time being adopted for the grant or
       issue to officers and/or employees of the Company
       and/or any of its subsidiaries of shares or
       rights to acquire shares of the Company ; or
       iii) any scrip dividend or similar arrangement
       providing for the allotment of shares in lieu
       of the whole or part of a dividend on shares
       of the Company in accordance with the Articles
       of Association of the Company;  Authority expires
       the earlier of the conclusion of the next AGM
       of the Company or the expiration of the period
       within which the next AGM is required by its
       Articles of Association or by the Laws of Hong
       Kong to be held

7.     Authorize the Directors to exercise the powers            Mgmt          Against                        Against
       of the Company referred to in Resolution 6
       in the notice convening this meeting in respect
       of the share capital of the Company




--------------------------------------------------------------------------------------------------------------------------
 SUN LIFE FINL INC                                                                           Agenda Number:  700921744
--------------------------------------------------------------------------------------------------------------------------
        Security:  866796105
    Meeting Type:  AGM
    Meeting Date:  10-May-2006
          Ticker:
            ISIN:  CA8667961053
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.1    Elect Mr. James C. Baillie as a Director                  Mgmt          For                            For

1.2    Elect Mr. George W. Carmany, III as a Director            Mgmt          For                            For

1.3    Elect Mr. John H. Clappison as a Director                 Mgmt          For                            For

1.4    Elect Mr. William R. Fatt as a Director                   Mgmt          For                            For

1.5    Elect Mr. David A. Ganong, CM as a Director               Mgmt          For                            For

1.6    Elect Mr. Germaine Gibara as a Director                   Mgmt          For                            For

1.7    Elect Ms Krystyna T. Kerr as a Director                   Mgmt          For                            For

1.8    Elect Mr. David W. Kerr as a Director                     Mgmt          For                            For

1.9    Elect Ms. Idalene F. Kesner as a Director                 Mgmt          For                            For

1.10   Elect Mr. Bertin F. Nadeau as a Director                  Mgmt          For                            For

1.11   Elect Mr. Ronald W. Osborne as a Director                 Mgmt          For                            For

1.12   Elect Mr. C. James Prieur as a Director                   Mgmt          For                            For

1.13   Elect Mr. Donald A. Stewart as a Director                 Mgmt          For                            For

1.14   Elect Mr. W. Vickery Stoughton as a Director              Mgmt          For                            For

2.     Appoint Deloitte Touche LLP as the Auditors               Mgmt          For                            For

3.     PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:         Shr           Against                        For
       Approve that all forms of Senior Officer compensation
       be proportional to dividends, unless shareholder
       approval is obtained for a greater increase




--------------------------------------------------------------------------------------------------------------------------
 SUN MICROSYSTEMS, INC.                                                                      Agenda Number:  932388021
--------------------------------------------------------------------------------------------------------------------------
        Security:  866810104
    Meeting Type:  Annual
    Meeting Date:  27-Oct-2005
          Ticker:  SUNW
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       SCOTT G. MCNEALY                                          Mgmt          For                            For
       JAMES L. BARKSDALE                                        Mgmt          For                            For
       STEPHEN M. BENNETT                                        Mgmt          For                            For
       L. JOHN DOERR                                             Mgmt          For                            For
       ROBERT J. FISHER                                          Mgmt          For                            For
       MICHAEL E. LEHMAN                                         Mgmt          For                            For
       PATRICIA E. MITCHELL                                      Mgmt          For                            For
       M. KENNETH OSHMAN                                         Mgmt          For                            For
       NAOMI O. SELIGMAN                                         Mgmt          For                            For

02     RATIFY AUDITORS                                           Mgmt          For                            For

03     STOCKHOLDER PROPOSAL- PERFORMANCE-BASED COMPENSATION      Shr           For                            Against

04     STOCKHOLDER PROPOSAL- STOCKHOLDER RIGHTS PLAN             Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 SURUGA BK LTD                                                                               Agenda Number:  701003080
--------------------------------------------------------------------------------------------------------------------------
        Security:  J78400108
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3411000007
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder,       Mgmt          For                            *
       Meeting Materials on the Internet, Approve
       Minor Revisions Related to the New Commercial
       Code,         Increase Authorized Capital,
       Reduce Board Size, Increase the Number of
       Auditors

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Amend the Compensation to be Received by Directors        Mgmt          For                            *

6      Amend the Compensation to be Received by Corporate        Mgmt          For                            *
       Auditors

7      Authorize Use of Stock Options                            Other         For                            *




--------------------------------------------------------------------------------------------------------------------------
 SWIRE PAC LTD                                                                               Agenda Number:  700875593
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83310105
    Meeting Type:  EGM
    Meeting Date:  01-Mar-2006
          Ticker:
            ISIN:  HK0019000162
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the entering into the Acquisition Agreement       Mgmt          For                            For
       by Swire Properties and Swire Pacific and the
       transactions, terms as specified




--------------------------------------------------------------------------------------------------------------------------
 SWIRE PAC LTD                                                                               Agenda Number:  700933573
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y83310105
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  HK0019000162
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Declare the final dividends                               Mgmt          For                            For

2.A    Re-elect Mr. D Ho as a Director                           Mgmt          For                            For

2.B    Re-elect Mr. J.W.J. Hughes-Hallett as a Director          Mgmt          For                            For

2.C    Re-elect Mr. K.G. Kerr as a Director.                     Mgmt          For                            For

2.D    Re-elect Mr. C.K.M. Kwok as a Director                    Mgmt          For                            For

2.E    Re-elect Mr. M.M.T. Yang as a Director                    Mgmt          For                            For

2.F    Elect Mr. P.N.L Chen as a Director                        Mgmt          For                            For

2.G    Elect Mr. C.D Pratt as a Director                         Mgmt          For                            For

3.     Re-appoint PricewaterhouseCoopers as the Auditors         Mgmt          For                            For
       and authorize the Directors to fix their remuneration

4.     Authorize the Directors of the Company, during            Mgmt          For                            For
       the relevant period to make on-market share
       repurchases  within the meaning of the code
       on share repurchases  up to 10 % of the aggregate
       nominal amount of the shares of that class
       in issue at the date of passing this Resolution;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or the expiration
       of the period within which the next AGM of
       the Company is required by Law to be held

5.     Authorize the Directors of the Company to allot,          Mgmt          Against                        Against
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share of any class so
       allotted  or so agreed conditionally or unconditionally
       to be allotted  pursuant to this Resolution
       wholly for cash shall not exceed 5% of the
       aggregate nominal amount of the shares of that
       class in issue at the date of passing this
       Resolution;  Authority expires the earlier
       of the conclusion of the next AGM of the Company
       or the expiration of the period within which
       the next AGM of the Company is required by
       Law to be held

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE RECORD DATE. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 SWISSCOM AG, ITTIGEN                                                                        Agenda Number:  700910638
--------------------------------------------------------------------------------------------------------------------------
        Security:  H8398N104
    Meeting Type:  OGM
    Meeting Date:  25-Apr-2006
          Ticker:
            ISIN:  CH0008742519
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Approve the annual report, annual financial               Mgmt          For                            For
       statement and consolidated financial statement
       for the FY 2005, and the reports of the Statutory
       and Group Auditors

2.     Approve the appropriation of retained earnings            Mgmt          For                            For
       and declare the dividends

3.     Approve the reduction of share capital of CHF             Mgmt          For                            For
       4.8 via cancellation of repurchased shares

4.     Grant discharge the Members of the Board of               Mgmt          For                            For
       Directors and the Executive Board

5.1    Elect Dr. Anton Scherrer as a Chairman                    Mgmt          For                            For

5.2.1  Elect Ms. Catherine Muehlemann as a Board of              Mgmt          For                            For
       Director

5.2.2  Elect Mr. Hugo Gerber as a Board of Director              Mgmt          For                            For

6.     Elect KPMG Klynveld Peat Marwick Goerdeler SA             Mgmt          For                            For
       as Auditors




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD                                                   Agenda Number:  700937951
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y84629107
    Meeting Type:  AGM
    Meeting Date:  16-May-2006
          Ticker:
            ISIN:  TW0002330008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 289134 DUE TO ADDITION OF RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

A.1    Approve 2005 business operations                          Mgmt          For                            For

A.2    Approve the 2005 audited reports                          Mgmt          For                            For

A.3    Approve the status of 2005 acquisition or disposal        Mgmt          For                            For
       of assets report with the affiliated parties

A.4    Approve the status of endorsements and guarantee          Mgmt          For                            For

B.1    Approve the 2005 business reports and financial           Mgmt          For                            For
       statements

B.2.1  Approve the 2005 profit distribution proposed             Mgmt          For                            For
       cash dividend TWD 2.5 per share

B.2.2  Approve the issuance of new shares from retained          Mgmt          For                            For
       earnings, staff bonus and capital reserves,
       proposed stock dividend: 15 for 1,000 shares
       held, proposed bonus issue: 15 for 1,000 shares
       held

B.2.3  Amend the Articles of Incorporation                       Mgmt          For                            For

B.3.1  Elect  Mr. Morris Chang as a Director, shareholder        Mgmt          For                            For
       ID: 4515

B.3.2  Elect Mr. J.C. Lobbezoo as a Director, shareholder        Mgmt          For                            For
       ID: 2  Representative of Koninklijke Philips
       Electronics N V

B.3.3  Elect Mr. F.C. Tseng as a Director, shareholder           Mgmt          For                            For
       ID: 104

B.3.4  Elect Mr. Stan Shih as a Director, shareholder            Mgmt          For                            For
       ID: 534770

B.3.5  Elect Mr. Chintay Shih as a Director, shareholder         Mgmt          For                            For
       ID: 1  Representative of Development Fund,
       Executive Yuan

B.3.6  Elect Sir Peter Leahy Bonfield as a Director,             Mgmt          For                            For
       shareholder ID: 500166059

B.3.7  Elect Mr. Lester Carl Thurow as a Director,               Mgmt          For                            For
       shareholder ID: 102505482

B.3.8  Elect Mr. Rick Tsai as a Director, shareholder            Mgmt          For                            For
       ID: 7252

B.3.9  Elect Mr. Carleton  Carly  S. Fiorina as a Director,      Mgmt          For                            For
       shareholder ID: 026323305

B3.10  Elect Mr. James C. Ho as a Supervisor, shareholder        Mgmt          For                            For
       ID: 1  Representative of Development Fund,
       Executive Yuan

B3.11  Elect Mr. Michael E. Porter as a Supervisor,              Mgmt          For                            For
       shareholder ID: 158611569

B.4    Extraordinary Motions                                     Other         For                            *

       PLEASE NOTE THAT FOR THE RESOLUTION REGARDING             Non-Voting    No vote
       ELECTION OF DIRECTORS AND SUPERVISORS, YOU
       MAY VOTE THE SHARE AMOUNT CALCULATED BY MULTIPLYING
       YOUR RESPECTIVE SHARE POSITION BY THE NUMBER
       OF DIRECTORS AND SUPERVISORS THAT WILL BE ELECTED
       TO THE BOARD, WHICH IS 11 IN THIS CASE. PLEASE
       NOTE THAT STANDING INSTRUCTIONS HAVE BEEN REMOVED
       FOR THIS MEETING. THANK YOU.

       PLEASE NOTE THAT THIS IS A REVISION DUE TO AN             Non-Voting    No vote
       ADDITIONAL COMMENT. IF YOU HAVE ALREADY SENT
       IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 TAIWAN SEMICONDUCTOR MFG. CO. LTD.                                                          Agenda Number:  932504182
--------------------------------------------------------------------------------------------------------------------------
        Security:  874039100
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  TSM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     TO ACCEPT 2005 BUSINESS REPORT AND FINANCIAL              Mgmt          For                            For
       STATEMENTS.

02     TO APPROVE THE PROPOSAL FOR DISTRIBUTION OF               Mgmt          For                            For
       2005 PROFITS.

03     TO APPROVE THE CAPITALIZATION OF 2005 DIVIDENDS,          Mgmt          For                            For
       2005 EMPLOYEE PROFIT SHARING, AND CAPITAL SURPLUS.

04     TO APPROVE REVISIONS TO THE ARTICLES OF INCORPORATION.    Mgmt          For                            For

05     DIRECTOR
       MORRIS CHANG*                                             Mgmt          For                            For
       J.C. LOBBEZOO*+                                           Mgmt          For                            For
       F.C. TSENG*                                               Mgmt          For                            For
       STAN SHIH*                                                Mgmt          For                            For
       CHINTAY SHIH*++                                           Mgmt          For                            For
       SIR PETER L. BONFIELD*                                    Mgmt          For                            For
       LESTER CARL THUROW*                                       Mgmt          For                            For
       RICK TSAI*                                                Mgmt          For                            For
       CARLETON S. FIORINA*                                      Mgmt          For                            For
       JAMES C. HO**++                                           Mgmt          For                            For
       MICHAEL E. PORTER**                                       Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TAKASHIMAYA COMPANY,LIMITED                                                                 Agenda Number:  700908126
--------------------------------------------------------------------------------------------------------------------------
        Security:  J81195125
    Meeting Type:  AGM
    Meeting Date:  23-May-2006
          Ticker:
            ISIN:  JP3456000003
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 4.5

2.     Approve Payment of Bonuses to Directors and               Mgmt          For                            *
       Corporate Auditors

3.     Amend the Articles of Incorporation                       Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TARGET CORPORATION                                                                          Agenda Number:  932480952
--------------------------------------------------------------------------------------------------------------------------
        Security:  87612E106
    Meeting Type:  Annual
    Meeting Date:  17-May-2006
          Ticker:  TGT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD M. KOVACEVICH                                     Mgmt          For                            For
       GEORGE W. TAMKE                                           Mgmt          For                            For
       SOLOMON D. TRUJILLO                                       Mgmt          For                            For
       ROBERT J. ULRICH                                          Mgmt          For                            For

02     COMPANY PROPOSAL TO RATIFY THE APPOINTMENT OF             Mgmt          For                            For
       ERNST & YOUNG LLP AS INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM.

03     SHAREHOLDER PROPOSAL REGARDING POLITICAL CONTRIBUTIONS.   Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 TDK CORP                                                                                    Agenda Number:  700990991
--------------------------------------------------------------------------------------------------------------------------
        Security:  J82141136
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3538800008
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Allow Disclosure of Shareholder        Mgmt          For                            *
       Meeting Materials on the   Internet, Allow
       Use of Electronic Systems for Public Notifications,
       Approve   Minor Revisions Related to the New
       Commercial Code, Appoint an Independent
       Auditor

3      Approve Revision to Stock Option Plan for Directors       Other         For                            *
       and to Use the Stock      Option

4      Authorize the Board to Approve the Use of Stock           Other         For                            *
       Options for Executives

5      Authorize Use of Stock Options                            Other         For                            *

6.1    Appoint a Director                                        Mgmt          For                            *

6.2    Appoint a Director                                        Mgmt          For                            *

6.3    Appoint a Director                                        Mgmt          For                            *

6.4    Appoint a Director                                        Mgmt          For                            *

6.5    Appoint a Director                                        Mgmt          For                            *

6.6    Appoint a Director                                        Mgmt          For                            *

6.7    Appoint a Director                                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TECHNIP (EX-TECHNIP-COFLEXIP), PARIS                                                        Agenda Number:  700901069
--------------------------------------------------------------------------------------------------------------------------
        Security:  F90676101
    Meeting Type:  MIX
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  FR0000131708
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 APR 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU.

       Registered Shares: 1 to 5 days prior to the               Non-Voting    No vote
       meeting date, depends on company s by-laws.Bearer
       Shares: 6 days prior to the meeting date. French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.The following
       applies to Non-Resident Shareowners: Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Approve the report of the Board of Directors              Mgmt          For                            For
       and the Auditors general report, Company s
       financial statements and the balance sheet
       for the YE 31 DEC 2005, as presented and showing
       net income of EUR 105,742,366.48

O.2    Approve the income for the FY: EUR 105,742,366.48;        Mgmt          For                            For
       legale reserve: EUR 0.00  as it already corresponds
       01 to 10th of the share capital ; distributable
       income: EUR 135,411,278.62 taking into account
       the available retained earnings amounting to
       EUR 29,688,912.14; total dividend: EUR 90,964,238.24
       on the basis of 98,874,172 shares composing
       the share capital on 31 DEC 2005 ; the shareholders
       will receive a net dividend of EUR 0.92 per
       share, and will entitle to the 40% allowance
       provided by the French Tax Code, this dividend
       will be paid by cash on 03 MAY 2006

O.3    Receive the reports of the Board of Directors             Mgmt          For                            For
       and the Statutory Auditors and approve the
       consolidated financial statements for the said
       FY, in the form presented to the meeting

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Articles L.225-38 ET
       Sequence of the French Commercial Code, the
       agreements entered into or which remained in
       force during the FY

O.5    Grant discharge to the Directors for the performance      Mgmt          For                            For
       of their duties during the said FY

O.6    Approve to award the Board of Directors total             Mgmt          For                            For
       annual fees of EUR 300,000.00 and authorize
       the Board to take all necessary measures and
       accomplish all necessary formalities; this
       authorization supersedes the granted by the
       shareholders meeting of 29 APR 2004 in its
       Resolution 6

O.7    Authorize the Board of Directors for a period             Mgmt          For                            For
       of 18 months, to buy the Company s shares on
       the open market on the conditions described
       below: maximum purchase price: EUR 75.00, minimum
       sale price: EUR 35.00, maximum number of shares
       to be acquired: 9,887,417 and maximum funds
       invested in the share buybacks: EUR 741,556,275.00;
       should the share capital increase by way of
       capitalizing reserves, profits or premiums
       or other means, resulting either in the raising
       of the par value, of in the issuing bonus shares
       of existing shares, the Board of Directors
       shall be allowed to adjust the purchase and
       selling prices above mentioned; the shareholders
       meeting delegates all powers to the Board to
       take all necessary measures and accomplish
       all necessary formalities

E.8    Authorize the Board of Directors to increase              Mgmt          Abstain                        Against
       the capital, on one or more occasions, in France
       or abroad, by a maximum nominal amount of EUR
       15,000,000.00, by issuance, without preferred
       subscription rights maintained, of ordinary
       shares and securities, giving access to the
       capital or giving rights to debt securities;
       the maximum nominal amount of debt securities
       which may be issued shall not exceed EUR 2,500,000,000.00;
       and to take all necessary measures and accomplish
       all necessary formalities; said delegation
       of powers to the Board of Directors granted
       from the present meeting on, for a period equal
       to the time, issued from the second resolution
       of the EGM of 29 APR 2005 still to be run yet
       not exceeding 28 JUN 2007

E.9    Approve to increase the number of securities              Mgmt          Abstain                        Against
       to be issued in the event of a capital increase,
       for each of the issues with or without preferential
       subscription right of shareholders, in accordance
       with the second resolution of the EGM 29 APR
       2005 and Resolution 8 of the present meeting,
       the number of securities may be increased at
       the same price as the initial issue, said delegation
       of powers to the Board of Directors is granted
       from the present meeting on, for a period equal
       to the time still to be run, issued from the
       2 Resolution of the EGM of 29 APR 2005 yet
       not exceeding 28 JUN 2007

E.10   Authorize the Board of Directors to grant, for            Mgmt          For                            For
       free, on one or more occasions, existing or
       future shares, in favour of the employees or
       the Corporate Officers of the Company and related
       Companies, they may not represent more than
       1% delegation is given for a 28-month period,
       and to take all necessary measures and accomplish
       all necessary formalities

E.11   Authorize the Board of Directors to increase              Mgmt          For                            For
       the share capital, on one or more occasions,
       at its sole discretion, in favour of Members
       of a Company savings plan, this delegation
       is given for a 26-month period and for an amount
       that shall not exceed 3% of the share capital
       of the Company and to take all necessary measurements
       and accomplish all necessary formalities, this
       delegation of powers supersedes any and all
       earlier delegations to the same effect

E.12   Grant all powers to the bearer of a copy or               Mgmt          For                            For
       an extract of the minutes of the present to
       accomplish all deposits and publications prescribed
       by law




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700898856
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  EGM
    Meeting Date:  30-Mar-2006
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the accounting appropriation of interest          Mgmt          For                            For
       on own equity up to the limit of BRL 800,000,000.00
       over the course of the 2006 FY

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET.  ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED.  SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700910373
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  AGM
    Meeting Date:  11-Apr-2006
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU

       PLEASE NOTE THAT SHAREHOLDERS SUBMITTING A VOTE           Non-Voting    No vote
       TO ELECT A MEMBER MUST INCLUDE THE NAME OF
       THE CANDIDATE TO BE ELECTED. THANK YOU

1.     Acknowledge the Directors  accounts, and approve          Mgmt          For                            For
       the Board of Directors  report and the financial
       statements for the FYE 31 DEC 2005, accompanied
       by the Independent Auditors opinion

2.     Approve the distribution of net profits from              Mgmt          For                            For
       the 2005 FY and to pay Company dividends, within
       the limits of interest over capital declared
       during the 2005 FY, and to pay profit-sharing
       to employees as provided in Article 41 of the
       Company Bylaws, and the capital budget

3.     Elect the Members to compose the Board of Directors       Mgmt          For                            For
       in completion of term of office, for vacancies
       filled in the manner provided for in Article
       150 OF Law 6404/76

4.     Elect Members of the Finance Committee and their          Mgmt          For                            For
       respective substitutes

5.     Approve to decide on the remuneration for the             Mgmt          For                            For
       Directors and the Members of the Finance Committee




--------------------------------------------------------------------------------------------------------------------------
 TELE NORTE LESTE PARTICIPACOES S A                                                          Agenda Number:  700915866
--------------------------------------------------------------------------------------------------------------------------
        Security:  P9036X117
    Meeting Type:  EGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  BRTNLPACNOR3
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP.  THANK YOU.

1.     Approve the acquisition by the Company of Hicorp          Mgmt          For                            For
       Comunicacoes Corporativas S.A




--------------------------------------------------------------------------------------------------------------------------
 TELEFONICA S A                                                                              Agenda Number:  700979555
--------------------------------------------------------------------------------------------------------------------------
        Security:  879382109
    Meeting Type:  AGM
    Meeting Date:  20-Jun-2006
          Ticker:
            ISIN:  ES0178430E18
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       21 JUN 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. THANK YOU.

I.     Examination and approval, if deemed appropriate,          Mgmt          For                            For
       of the Individual Annual Accounts, of the Consolidated
       Financial Statements  Consolidated Annual Accounts
       and of the Management Report of both Telefonica,
       S.A and its Consolidated Group of Companies,
       as well as of the proposed application of results
       of Telefonica, S.A. and of the management of
       the Board of Directors thereof, all with respect
       to Fiscal Year 2005

II.    Examination and approval, if deemed appropriate,          Mgmt          For                            For
       of the Merger Plan of Telefonica, S.A. and
       Telefonica Moviles, S.A. and approval, as the
       Merger Balance Sheet, of the Balance Sheet
       of Telefonica, S.A. as of December 31, 2005.
       Approval of the merger of Telefonica, S.A.
       and Telefonica Moviles, S.A. through the absorption
       of the latter by the former, with the termination
       of Telefonica Moviles, S.A. and the transfer
       en bloc and as a whole of all of its assets
       to Telefonica, S.A., with the provision that
       the exchange of shares will be carried out
       by means of the delivery of treasury shares
       of Telefonica, S.A., all of the foregoing in
       compliance with the provisions of the Merger
       Plan; Application to the merger of the special
       tax regime set forth in Chapter VIII of Title
       VII of the Restated Text of the Corporate Income
       Tax Law Establishment of the procedure to facilitate
       the exchange; Delegation of powers

III.1  Re-election of Mr. Carlos Colomer Casellas as             Mgmt          For                            For
       a Director

III.2  Re-election of Mr. Isidro Faine Casas as a Director       Mgmt          For                            For

III.3  Re-election of Mr. Alfonso Ferrari Herrero as             Mgmt          For                            For
       a Director

III.4  Re-election of Mr. Luis Lada Diaz as a Director           Mgmt          For                            For

III.5  Re-election of Mr. Antonio Massanell Lavilla              Mgmt          For                            For
       as a Director

III.6  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       David Arculus as a Director

III.7  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       Peter Erskine as a Director

III.8  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       Julio Linares Lopez as a Director

III.9  Ratification of the interim appointment of Mr.            Mgmt          For                            For
       Vitalino Manuel Nafria Aznar as a Director

IV.    Approval, if appropriate, of a long-term incentive        Mgmt          For                            For
       plan consisting of the delivery of shares of
       and which is linked to changes in the listing
       price of shares of Telefonica, S.A.

V.     Authorization to acquire the Company s own shares,        Mgmt          For                            For
       directly or through Companies within the Group

VI.    Authorization to the Board of Directors to increase       Mgmt          Against                        Against
       the share capital under the terms and conditions
       of Section 153.1.b) of the Business Corporations
       Law, with a delegation of the power to exclude
       preemptive rights pursuant, in this latter
       case, to the provisions of Section 159.2 of
       the Business Corporations Law

VII.   Delegation of powers to formalize, interpret,             Mgmt          For                            For
       remedy and carry out the resolutions adopted
       by the shareholders at the General Shareholders
       Meeting

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF FUTURE RECORD DATE.  IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS.  THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 TELEKOM AUSTRIA AG                                                                          Agenda Number:  932515806
--------------------------------------------------------------------------------------------------------------------------
        Security:  87943Q109
    Meeting Type:  Annual
    Meeting Date:  23-May-2006
          Ticker:  TKA
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     RESOLUTION ON THE DISTRIBUTION OF THE NET PROFIT.         Mgmt          For                            For

03     RESOLUTION ON THE DISCHARGE OF THE MEMBERS OF             Mgmt          For                            For
       THE MANAGEMENT BOARD AND OF THE MEMBERS OF
       THE SUPERVISORY BOARD.

04     RESOLUTION ON THE COMPENSATION FOR THE MEMBERS            Mgmt          For                            For
       OF THE SUPERVISORY BOARD FOR THE FISCAL YEAR
       2005.

05     ELECTION OF THE AUDITORS OF THE FINANCIAL STATEMENTS      Mgmt          For                            For
       AND OF THE CONSOLIDATED FINANCIAL STATEMENTS
       FOR THE FISCAL YEAR 2006.

06     CHANGES IN THE SUPERVISORY BOARD.                         Mgmt          For                            For

07     MANAGEMENT REPORT ON TREASURY SHARES ACQUIRED.            Mgmt          For                            For
       NUMBER OF SHARES HELD AND THE USE OF TREASURY
       SHARES.

08     RESOLUTION ON THE AUTHORIZATION OF THE MANAGEMENT         Mgmt          For                            For
       BOARD IN ACCORDANCE WITH PARA 65 SEC. 1 NO
       8 STOCK CORPORATION ACT TO ACQUIRE TREASURY
       BEARER OR REGISTERED SHARES UP TO THE MAXIMUM
       EXTENT LEGALLY PERMITTED, DURING A PERIOD OF
       18 MONTHS FROM THE DAY OF THIS RESOLUTION AT
       A MINIMUM PRICE OF EUR 10 AND A MAXIMUM PRICE
       OF EUR 25 PER SHARE.

9A     RESOLUTION ON THE PROLONGATION OF THE AUTHORIZED          Mgmt          For                            For
       CONDITIONAL CAPITAL OF THE ANNUAL GENERAL MEETING
       2003.

9B     RESOLUTION ON THE AUTHORIZED CONDITIONAL CAPITAL          Mgmt          For                            For
       2006.




--------------------------------------------------------------------------------------------------------------------------
 TELEKOMUNIKACJA POLSKA S A                                                                  Agenda Number:  700927481
--------------------------------------------------------------------------------------------------------------------------
        Security:  X6669J101
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  PLTLKPL00017
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening of the meeting                                    Mgmt          For                            For

2.     Elect the meeting Chairman                                Mgmt          For                            For

3.     Approve the meeting has been convened in conformity       Mgmt          For                            For
       of regulations and assuming its capability
       to pass valid resolutions

4.     Approve the agenda of meeting                             Mgmt          For                            For

5.     Elect the members of Voting Commission                    Mgmt          For                            For

6.1    Receive financial statements and the management           Mgmt          For                            For
       Board report on the Company s operations in
       2005

6.2    Receive the management Board motion on distribution       Mgmt          For                            For
       of profits and designation of part of reserve
       capital for dividend payment

6.3    Receive the supervisory board opinion on management       Mgmt          For                            For
       Board report on the Company activity in 2005
       and financial statement and the motion on distribution
       of profits and designation of part of reserve
       capital for dividend payment

6.4    Receive the Supervisory Board opinion on the              Mgmt          For                            For
       Company s activity in 2005

6.5    Receive the management Board motion to cover              Mgmt          For                            For
       losses from previous years

6.6    Approve the management Board report on Telekomunikacja    Mgmt          For                            For
       Polska Capital Group s activity and consolidated
       financial statement for 2005

6.7    Receive the supervisory Board opinion on the              Mgmt          For                            For
       management board report on Telekomunikacja
       Polska Capital Group s activity and consolidated
       financial statement for 2005

6.8    Receive the Supervisory Board s report on its             Mgmt          For                            For
       activity in 2005

7.1    Approve the management Board report on the Company        Mgmt          For                            For
       s activity in 2005

7.2    Approve the financial statements for 2005                 Mgmt          For                            For

7.3    Approve the allocation of income and dividends            Mgmt          For                            For
       of PLN 1 per share

7.4    Approve the covering of losses from previous              Mgmt          For                            For
       years

7.5    Approve the management Board report on Telekomunikacja    Mgmt          For                            For
       Polska Capital Group s activity in 2005

7.6    Approve the consolidated financial statements             Mgmt          For                            For
       for 2005

7.7    Grant discharge of the Management and the Supervisory     Mgmt          For                            For
       Boards

8.1    Approve the issuance of convertible bonds  as             Mgmt          Abstain                        Against
       part of Incentive plan for key employees

8.2    Approve the creation of PLN 21.4 million pool             Mgmt          For                            For
       of conditional capital to guarantee conversion
       rights  in connection with proposed Incentive
       Plan

8.3    Amend the Statute regarding PLN 21.4 million              Mgmt          For                            For
       increase in share capital  in connection with
       proposed Incentive Plan

8.4    Receive the management Board explanation regarding        Mgmt          For                            For
       exclusion of preemptive rights and means of
       determining share issue price  in connection
       with proposed Incentive Plan

8.5    Approve to disapply preemptive rights with respect        Mgmt          Abstain                        Against
       to issuance of Series B shares  in connection
       with proposed Incentive Plan

9.     Elect the Supervisory Board                               Mgmt          For                            For

10.    Close the meeting                                         Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 TELIASONERA AB                                                                              Agenda Number:  700910551
--------------------------------------------------------------------------------------------------------------------------
        Security:  W95890104
    Meeting Type:  AGM
    Meeting Date:  27-Apr-2006
          Ticker:
            ISIN:  SE0000667925
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE              Non-Voting    No vote
       OPTION IN SWEDEN. THANK YOU

       Opening of the AGM                                        Non-Voting    No vote

1.     Elect Mr. Sven Unger as a Chairman of the meeting         Mgmt          For                            For

2.     Elect 2 persons to check the meeting minutes              Mgmt          For                            For
       along with the Chairperson

3.     Approve the voting register                               Mgmt          For                            For

4.     Adopt the agenda                                          Mgmt          For                            For

5.     Approve to confirm that the meeting has been              Mgmt          For                            For
       duly and properly convened

6.     Receive the annual report and the Auditor s               Mgmt          For                            For
       report, consolidated financial statements and
       the Group Auditor s report for 2005; speech
       by President Mr. Anders Igel in connection
       herewith and a description of the Board of
       Directors work during 2005

7.     Adopt the income statement, balance sheet, consolidated   Mgmt          For                            For
       income statement and consolidated balance sheet
       for 2005

8.     Approve the dividend of SEK 3.50 per share to             Mgmt          For                            For
       be distributed to the shareholders and set
       03 MAY 2006 as the record date for the dividend

9.     Grant discharge to Members of the Board of Directors      Mgmt          For                            For
       and the President from personal liability towards
       the Company for the administration of the Company
       in 2005

10.    Approve the number of Board Members at 8 with             Mgmt          For                            For
       no Deputy Board Members to be elected by the
       AGM

11.    Approve the remuneration to the Board of Directors        Mgmt          For                            For
       as follows: to the Chairman SEK 800,000 and
       to the Deputy Chairman SEK 550,000 and to the
       other Board Members elected by the AGM SEK
       400,000 each; the Chairman of the Board s Audit
       Committee receive remuneration with SEK 150,000
       and to the other Members of the Board s Audit
       Committee SEK 100,000 and also remuneration
       to the Chairman of the Board s Remuneration
       Committee with SEK 40,000 and to the other
       Members of the Board s Remuneration Committee
       SEK 20,000

12.    Re-elect Messrs. Carl Bennet, Eva Liljeblom,              Mgmt          For                            For
       Lennart Laftman, Sven-Christer Nilsson, Timo
       Peltola, Caroline Sundewall andTom von Weymarn
       to the Board of Directors and Paul Smits has
       declined for re-election; new election Mr.
       Lars-Erik Nilsson; Lars-Erik Nilsson is the
       former President of Compaq Sweden and is today
       the Chairman of Axos AB and Teligent AB

13.    Elect Mr. Tom von Weymarn as the Chairman and             Mgmt          For                            For
       Mr. Carl Bennet as the Deputy Chairman of the
       Board of Directors

14.    Elect Messrs. Jonas Iversen  Swedish state ,              Mgmt          For                            For
       Markku Tapio  Finnish state , KG Lindvall
       Robur , Lennart Ribohn  SEB funds/SEB Insurance
       and Tom von Weymarn. Chairman of the Board
       of Directors  to the Nomination Committee

15.    Amend the Articles 5, 6, 7, 8 ,9, 12 and 13               Mgmt          For                            For
       of the Articles of Association, mainly in order
       adapt the Articles of Association to conform
       to the new Swedish Companies Act that entered
       into force on 01 JAN 2006

16.    Approve the Board of Directors  proposal to               Mgmt          For                            For
       reduce the share capital by cancellation of
       shares owned by the company during 2005, TeliaSonera
       repurchased 184.774.856 of its own shares;
       in the prospectus for TeliaSonera s repurchase
       offer in 2005, the Board of Directors stated
       its intention to propose the AGM in 2006 to
       resolve on the cancellation of the repurchased
       shares by means of a reduction of the share
       capital without any payment to the shareholders;
       TeliaSonera s share capital amounts to SEK
       14,960,742,620.80 divided into 4.675.232.069
       shares; the shares ratio value amounts to SEK
       3.20; The Board of Directors proposes that
       the AGM 2006 decides to reduce the share capital
       by SEK 591,279,539.20; the reduction of the
       share capital shall be carried out by means
       of a cancellation of 184.774.856 shares owned
       by TeliaSonera and which were repurchased through
       TeliaSonera s repurchase offer in 2005; the
       purpose of the reduction of the share capital
       is to convert share capital into non-restricted
       equity in accordance with Chapter 20 Section
       1 Paragraph 1 Sub-section 2 of the Swedish
       Companies Act; after the reduction of the share
       capital, TeliaSonera s share capital amounts
       to SEK 14,369,463,081.60 divided into 4.490.457.213
       shares; the AGM s resolution as of above, is
       not to be executed without permission from
       the Swedish Companies Registration Office
       Sw. Bolagsverket  or in case of dispute, the
       court; furthermore, authorize the Company Executive
       Officer of the Company to make minor adjustments
       to the Resolutions above that may be necessary
       for registration with the Swedish Companies
       Registration Office  Sw. Bolagsverket  and
       the Central Securities Depository Register
       Sw. VPC

17.    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        For
       Approve the shareholder TeliaSonera and Mr.
       Aktieagarfbrening s proposal is that the AGM
       shall decide that shareholders meeting from
       now on shall take place at the same time in
       both Stockholm and Helsingfors

18.    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        For
       Mr. Einar Heilbom s proposal is, in essence,
       to Authorize Board of Directors to investigate
       the possibility for shareholders to subscribe
       for shares to a certain price or in any other
       way restore the confidence in the Company

19.    PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:          Shr           Against                        For
       Approve the shareholder Mr. Murray Swanson
       s proposal to authorize and instruct the Board
       of Directors to: pay a Juvenile Diabetes Foundation
       in the U.S.A. 1 % of the 1.1 billion euro gain
       created by the management team in Sonera Corporation
       U.S. plus a 10 % return from March 31, 2001;
       and pay to the management team in Sonera Corporation
       U.S. a compensation of 1 % of the 1.1 billion
       euro gain created by the management team in
       Sonera Corporation U.S. plus a 10 % return
       from 31 MAR 2001

       Closing of the meeting                                    Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 TEXAS INSTRUMENTS INCORPORATED                                                              Agenda Number:  932446328
--------------------------------------------------------------------------------------------------------------------------
        Security:  882508104
    Meeting Type:  Annual
    Meeting Date:  20-Apr-2006
          Ticker:  TXN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.R. ADAMS                                                Mgmt          For                            For
       D.L. BOREN                                                Mgmt          For                            For
       D.A. CARP                                                 Mgmt          For                            For
       C.S. COX                                                  Mgmt          For                            For
       T.J. ENGIBOUS                                             Mgmt          For                            For
       G.W. FRONTERHOUSE                                         Mgmt          For                            For
       D.R. GOODE                                                Mgmt          For                            For
       P.H. PATSLEY                                              Mgmt          For                            For
       W.R. SANDERS                                              Mgmt          For                            For
       R.J. SIMMONS                                              Mgmt          For                            For
       R.K. TEMPLETON                                            Mgmt          For                            For
       C.T. WHITMAN                                              Mgmt          For                            For

02     BOARD PROPOSAL TO RATIFY THE APPOINTMENT OF               Mgmt          For                            For
       ERNST & YOUNG LLP AS THE COMPANY S INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.




--------------------------------------------------------------------------------------------------------------------------
 THE COCA-COLA COMPANY                                                                       Agenda Number:  932417719
--------------------------------------------------------------------------------------------------------------------------
        Security:  191216100
    Meeting Type:  Consent
    Meeting Date:  13-Jan-2006
          Ticker:  KO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     I WOULD LIKE TO OPT OUT OF RECEIVING THE COCA-COLA        Mgmt          Against                        Against
       COMPANY S SUMMARY ANNUAL REPORT IN THE MAIL.




--------------------------------------------------------------------------------------------------------------------------
 THE COCA-COLA COMPANY                                                                       Agenda Number:  932446570
--------------------------------------------------------------------------------------------------------------------------
        Security:  191216100
    Meeting Type:  Annual
    Meeting Date:  19-Apr-2006
          Ticker:  KO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       HERBERT A. ALLEN                                          Mgmt          For                            For
       RONALD W. ALLEN                                           Mgmt          For                            For
       CATHLEEN P. BLACK                                         Mgmt          For                            For
       BARRY DILLER                                              Mgmt          For                            For
       E. NEVILLE ISDELL                                         Mgmt          For                            For
       DONALD R. KEOUGH                                          Mgmt          For                            For
       DONALD F. MCHENRY                                         Mgmt          For                            For
       SAM NUNN                                                  Mgmt          For                            For
       JAMES D. ROBINSON III                                     Mgmt          For                            For
       PETER V. UEBERROTH                                        Mgmt          For                            For
       JAMES B. WILLIAMS                                         Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG          Mgmt          For                            For
       LLP AS INDEPENDENT AUDITORS

03     APPROVAL OF AN AMENDMENT TO THE 1989 RESTRICTED           Mgmt          For                            For
       STOCK AWARD PLAN OF THE COCA-COLA COMPANY

04     SHAREOWNER PROPOSAL REGARDING CHARITABLE CONTRIBUTIONS    Shr           Against                        For

05     SHAREOWNER PROPOSAL THAT COMPANY REPORT ON IMPLEMENTATION Shr           Against                        For
       OF BEVERAGE CONTAINER RECYCLING STRATEGY

06     SHAREOWNER PROPOSAL REGARDING RESTRICTED STOCK            Shr           Against                        For

07     SHAREOWNER PROPOSAL REGARDING ENVIRONMENTAL               Shr           Against                        For
       IMPACTS OF OPERATIONS IN INDIA

08     SHAREOWNER PROPOSAL REGARDING AN INDEPENDENT              Shr           Against                        For
       DELEGATION OF INQUIRY TO COLOMBIA




--------------------------------------------------------------------------------------------------------------------------
 THE DOW CHEMICAL COMPANY                                                                    Agenda Number:  932461318
--------------------------------------------------------------------------------------------------------------------------
        Security:  260543103
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  DOW
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JACQUELINE K. BARTON                                      Mgmt          For                            For
       JAMES A. BELL                                             Mgmt          For                            For
       BARBARA H. FRANKLIN                                       Mgmt          For                            For
       ANDREW N. LIVERIS                                         Mgmt          For                            For
       GEOFFERY E. MERSZEI                                       Mgmt          For                            For
       J. PEDRO REINHARD                                         Mgmt          For                            For
       RUTH G. SHAW                                              Mgmt          For                            For
       PAUL G. STERN                                             Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT        Mgmt          For                            For
       REGISTERED PUBLIC ACCOUNTING FIRM.

03     STOCKHOLDER PROPOSAL ON BHOPAL.                           Shr           Against                        For

04     STOCKHOLDER PROPOSAL ON GENETICALLY ENGINEERED            Shr           Against                        For
       SEED.

05     STOCKHOLDER PROPOSAL ON CHEMICALS WITH LINKS              Shr           Against                        For
       TO RESPIRATORY PROBLEMS.

06     STOCKHOLDER PROPOSAL ON SECURITY OF CHEMICAL              Shr           Against                        For
       FACILITIES.




--------------------------------------------------------------------------------------------------------------------------
 THE PROCTER & GAMBLE COMPANY                                                                Agenda Number:  932357191
--------------------------------------------------------------------------------------------------------------------------
        Security:  742718109
    Meeting Type:  Special
    Meeting Date:  12-Jul-2005
          Ticker:  PG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     A PROPOSAL TO ADOPT THE AGREEMENT AND PLAN OF             Mgmt          For                            For
       MERGER, DATED AS OF JANUARY 27, 2005, AMONG
       THE PROCTER & GAMBLE COMPANY, AQUARIUM ACQUISITION
       CORP., A WHOLLY-OWNED SUBSIDIARY OF PROCTER
       & GAMBLE, AND THE GILLETTE COMPANY, AND APPROVE
       THE ISSUANCE OF PROCTER & GAMBLE COMMON STOCK
       IN THE MERGER.

02     A PROPOSAL TO ADJOURN THE SPECIAL MEETING TO              Mgmt          For                            For
       A LATER DATE OR DATES, IF NECESSARY, TO PERMIT
       FURTHER SOLICITATION OF PROXIES IF THERE ARE
       NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL
       MEETING TO ADOPT THE MERGER AGREEMENT AND APPROVE
       THE ISSUANCE OF PROCTER & GAMBLE COMMON STOCK
       IN THE MERGER.




--------------------------------------------------------------------------------------------------------------------------
 THE PROCTER & GAMBLE COMPANY                                                                Agenda Number:  932387889
--------------------------------------------------------------------------------------------------------------------------
        Security:  742718109
    Meeting Type:  Annual
    Meeting Date:  11-Oct-2005
          Ticker:  PG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       BRUCE L. BYRNES                                           Mgmt          For                            For
       SCOTT D. COOK                                             Mgmt          For                            For
       CHARLES R. LEE                                            Mgmt          For                            For
       W. JAMES MCNERNEY, JR.                                    Mgmt          For                            For
       ERNESTO ZEDILLO                                           Mgmt          For                            For

02     RATIFY APPOINTMENT OF THE INDEPENDENT REGISTERED          Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM

03     APPROVE AMENDMENT TO AMENDED ARTICLES OF INCORPORATION    Mgmt          For                            For
       AND CODE OF REGULATIONS TO ELIMINATE REFERENCES
       TO THE EXECUTIVE COMMITTEE

04     APPROVE AMENDMENT TO THE CODE OF REGULATIONS              Mgmt          For                            For
       TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

05     SHAREHOLDER PROPOSAL NO. 1 - COMPLIANCE WITH              Shr           Against                        For
       ANIMAL TESTING POLICY

06     SHAREHOLDER PROPOSAL NO. 2 - SELL THE COMPANY             Shr           Against                        For

07     SHAREHOLDER PROPOSAL NO. 3 - POLITICAL CONTRIBUTIONS      Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 THE SOUTHERN COMPANY                                                                        Agenda Number:  932490282
--------------------------------------------------------------------------------------------------------------------------
        Security:  842587107
    Meeting Type:  Annual
    Meeting Date:  24-May-2006
          Ticker:  SO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.P. BARANCO                                              Mgmt          For                            For
       D.J. BERN                                                 Mgmt          For                            For
       F.S. BLAKE                                                Mgmt          For                            For
       T.F. CHAPMAN                                              Mgmt          For                            For
       D.M. JAMES                                                Mgmt          For                            For
       Z.T. PATE                                                 Mgmt          For                            For
       J.N. PURCELL                                              Mgmt          For                            For
       D.M. RATCLIFFE                                            Mgmt          For                            For
       W.G. SMITH, JR.                                           Mgmt          For                            For
       G.J. ST. PE                                               Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS THE COMPANY S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2006

03     APPROVAL OF THE SOUTHERN COMPANY OMNIBUS INCENTIVE        Mgmt          For                            For
       COMPENSATION PLAN




--------------------------------------------------------------------------------------------------------------------------
 THE SWATCH GROUP AG, NEUENBURG                                                              Agenda Number:  700945148
--------------------------------------------------------------------------------------------------------------------------
        Security:  H83949133
    Meeting Type:  AGM
    Meeting Date:  19-May-2006
          Ticker:
            ISIN:  CH0012255144
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS. THANK YOU.

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 306645, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

1.1    Receive the 2005 annual report of the Board               Mgmt          For                            For
       of Directors

1.2    Receive the 2005 financial statements  balance            Mgmt          For                            For
       sheet, income statement and notes  and 2005
       consolidated financial statements

1.3    Receive Statutory Auditors report and report              Mgmt          For                            For
       of the Group Auditors

1.4    Approve the reports and the financial statements          Mgmt          For                            For

2.     Grant discharge to the Board of Directors                 Mgmt          For                            For

3.     Approve the allocation of income and dividends            Mgmt          For                            For
       of CHF 0.50 per registered share and CHF 2.50
       per bearer share

4.     Approve to reduce the share capital  adaptation           Mgmt          For                            For
       of Article 4 of the Statutes  from CHF 135,089,359.65
       to CHF 132,007,500.00

5.     Ratify PricewaterhouseCoopers AG as the Auditors          Mgmt          For                            For
       and approve the Group Auditors




--------------------------------------------------------------------------------------------------------------------------
 THE WHARF (HOLDINGS) LTD                                                                    Agenda Number:  700951165
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9551M108
    Meeting Type:  AGM
    Meeting Date:  29-May-2006
          Ticker:
            ISIN:  HK0004000045
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the statements of accounts            Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 31 DEC 2005

2.     Declare a final dividend for the YE 31 DEC 2005           Mgmt          For                            For

3.A    Re-elect Mr. Peter K.C. Woo as a Director                 Mgmt          For                            For

3.B    Re-elect Mr. Stephen T.H. Ng as a Director                Mgmt          For                            For

3.C    Re-elect Ms. Doren Y.F. Lee as a Director                 Mgmt          For                            For

3.D    Re-elect Mr. Hans Michael Jebsen as a Director            Mgmt          For                            For

4.     Appoint KPMG as the Auditors of the Company               Mgmt          For                            For
       and authorize the Directors to fix their remuneration

5.     Authorize the Directors of the Company to purchase        Mgmt          For                            For
       the shares in the capital of the Company during
       the relevant period, on The Stock Exchange
       of Hong Kong Limited or any other stock exchange
       on which the shares of the Company have been
       or may be listed and recognized by the Securities
       and Futures Commission under the Hong Kong
       Code on share repurchases for such purposes,
       subject to passing of this resolution, at such
       price as the Directors may at their discretion
       determine in accordance with all applicable
       laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the issued
       share capital of the Company;  Authority expires
       the earlier of the conclusion of the AGM of
       the Company or the expiration of the period
       within which the next AGM of the Company is
       to be held by law

6.     Authorize the Directors of the Company, to allot,         Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding the aggregate
       of a) 20% of the aggregate nominal amount of
       the issued share capital of the Company at
       the date of passing of this resolution; plus
       b) the nominal amount of share capital repurchased
       up to 10% of the aggregate nominal amount
       of the issued share capital of the Company
       at the date of passing of this resolution ,
       otherwise than pursuant to a) any executive
       or employee Share Option or Incentive Scheme;
       or b) a rights issue; or c) any scrip dividend
       or similar arrangement of shares in lieu of
       the whole or part of a dividend on shares of
       the Company in accordance with the Articles
       of association of the Company ;  Authority
       expires the earlier of the conclusion of the
       next AGM or the expiration of the period within
       which the next AGM is to be held by law

7.     Authorize the Director of the Company, to allot,          Mgmt          For                            For
       issue and deal with any additional shares of
       the Company pursuant to ordinary Resolution
       6 as specified, by an amount representing the
       aggregate nominal amount of the share capital
       of the Company repurchased by the Company under
       the authority granted pursuant to ordinary
       Resolution 5 as specified, provided that such
       extended amount shall not exceed 10% of the
       aggregate nominal amount of the issued share
       capital of the Company at the date of passing
       this resolution




--------------------------------------------------------------------------------------------------------------------------
 THE WILLIAMS COMPANIES, INC.                                                                Agenda Number:  932487968
--------------------------------------------------------------------------------------------------------------------------
        Security:  969457100
    Meeting Type:  Annual
    Meeting Date:  18-May-2006
          Ticker:  WMB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       IRL. F. ENGELHARDT                                        Mgmt          For                            For
       WILLIAM R. GRANBERRY                                      Mgmt          For                            For
       WILLIAM E. GREEN                                          Mgmt          For                            For
       W.R. HOWELL                                               Mgmt          For                            For
       GEORGE A. LORCH                                           Mgmt          For                            For

02     RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS             Mgmt          For                            For
       FOR 2006.

03     STOCKHOLDER PROPOSAL ON MAJORITY VOTING ON DIRECTOR       Shr           Against                        For
       NOMINEES.




--------------------------------------------------------------------------------------------------------------------------
 TI AUTOMOTIVE LTD                                                                           Agenda Number:  700950707
--------------------------------------------------------------------------------------------------------------------------
        Security:  G8859L101
    Meeting Type:  AGM
    Meeting Date:  24-May-2006
          Ticker:
            ISIN:  GB0030675291
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Adopt the reports of the Directors and Auditors           Mgmt          For                            For
       and the audited accounts for the YE 31 DEC
       2005

2.     Re-appoint Mr. Timothy M. Guerriero as a Director         Mgmt          For                            For
       of the Company

3.     Re-appoint PricewaterhouseCoopers LLP as the              Mgmt          For                            For
       Auditors of the Company

4.     Authorize the Directors to determine the remuneration     Mgmt          For                            For
       of the Auditors




--------------------------------------------------------------------------------------------------------------------------
 TOKYO GAS CO.,LTD.                                                                          Agenda Number:  700949122
--------------------------------------------------------------------------------------------------------------------------
        Security:  J87000105
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3573000001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 3.5, Directors  bonuses
       JPY 67,000,000

2.     Approve Purchase of Own Shares                            Mgmt          For                            *

3.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

4.1    Elect a Director                                          Mgmt          For                            *

4.2    Elect a Director                                          Mgmt          For                            *

4.3    Elect a Director                                          Mgmt          For                            *

4.4    Elect a Director                                          Mgmt          For                            *

4.5    Elect a Director                                          Mgmt          For                            *

4.6    Elect a Director                                          Mgmt          For                            *

4.7    Elect a Director                                          Mgmt          For                            *

4.8    Elect a Director                                          Mgmt          For                            *

4.9    Elect a Director                                          Mgmt          For                            *

4.10   Elect a Director                                          Mgmt          For                            *

4.11   Elect a Director                                          Mgmt          For                            *

4.12   Elect a Director                                          Mgmt          For                            *

5.     Appoint a Corporate Auditor                               Mgmt          For                            *

6.     Amend the Compensation to be received by Directors        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TOSHIBA CORPORATION                                                                         Agenda Number:  700947318
--------------------------------------------------------------------------------------------------------------------------
        Security:  J89752117
    Meeting Type:  AGM
    Meeting Date:  27-Jun-2006
          Ticker:
            ISIN:  JP3592200004
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Amend the Articles of Incorporation: Approve              Mgmt          For                            *
       Revisions Related to the New Commercial Code

2.1    Elect a Director                                          Mgmt          For                            *

2.2    Elect a Director                                          Mgmt          For                            *

2.3    Elect a Director                                          Mgmt          For                            *

2.4    Elect a Director                                          Mgmt          For                            *

2.5    Elect a Director                                          Mgmt          For                            *

2.6    Elect a Director                                          Mgmt          For                            *

2.7    Elect a Director                                          Mgmt          For                            *

2.8    Elect a Director                                          Mgmt          For                            *

2.9    Elect a Director                                          Mgmt          For                            *

2.10   Elect a Director                                          Mgmt          For                            *

2.11   Elect a Director                                          Mgmt          For                            *

2.12   Elect a Director                                          Mgmt          For                            *

2.13   Elect a Director                                          Mgmt          For                            *

2.14   Elect a Director                                          Mgmt          For                            *

3.     Approve Introduction of Countermeasures to Large-Scale    Other         Against                        *
       Acquisitions of the Company s Shares (Takeover
       Defense Measure)




--------------------------------------------------------------------------------------------------------------------------
 TOTAL S.A.                                                                                  Agenda Number:  932506249
--------------------------------------------------------------------------------------------------------------------------
        Security:  89151E109
    Meeting Type:  Annual
    Meeting Date:  12-May-2006
          Ticker:  TOT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL OF PARENT COMPANY FINANCIAL STATEMENTS           Mgmt          For

02     APPROVAL OF CONSOLIDATED FINANCIAL STATEMENTS             Mgmt          For

03     ALLOCATION OF EARNINGS, DECLARATION OF DIVIDEND           Mgmt          For

04     AUTHORIZATION TO BE GIVEN TO THE BOARD OF DIRECTORS       Mgmt          For
       TO TRANSFER THE SPECIAL LONG-TERM CAPITAL GAINS
       RESERVED TO THE ACCOUNT

05     AGREEMENTS COVERED BY ARTICLE L.225-38 OF THE             Mgmt          For
       FRENCH COMMERCIAL CODE

06     AUTHORIZATION FOR THE BOARD OF DIRECTORS TO               Mgmt          For
       TRADE SHARES OF THE COMPANY

07     DIRECTOR
       ANNE LAUVERGEON                                           Mgmt          For
       DANIEL BOUTON                                             Mgmt          For
       BERTRAND COLLOMB                                          Mgmt          For
       A JEANCOURT-GALIGNANI                                     Mgmt          For
       MICHEL PEBEREAU                                           Mgmt          For
       PIERRE VAILLAUD                                           Mgmt          For
       CHRISTOPHE DE MARGERIE                                    Mgmt          For

14     APPROVAL OF THE ASSET CONTRIBUTION BY THE COMPANY         Mgmt          For
       TO ARKEMA, GOVERNED BY THE LEGAL REGIME APPLICABLE
       TO DEMERGERS

15     FOUR-FOR-ONE STOCK SPLIT                                  Mgmt          For

16     AMENDMENT OF ARTICLE 11 -3 OF THE COMPANY S               Mgmt          For
       ARTICLES OF ASSOCIATION  FIXING THE NUMBER
       OF SHARES OF THE COMPANY

RA     RESOLUTION A (NOT APPROVED BY THE BOARD OF DIRECTORS)     Mgmt          Against

RB     RESOLUTION B (NOT APPROVED BY THE BOARD OF DIRECTORS)     Mgmt          Against




--------------------------------------------------------------------------------------------------------------------------
 TOTAL SA, COURBEVOIE                                                                        Agenda Number:  700946710
--------------------------------------------------------------------------------------------------------------------------
        Security:  F92124100
    Meeting Type:  MIX
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  FR0000120271
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 296923 DUE TO ADDITIONAL RESOLUTIONS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

O.1    Receive the report of the Directors and the               Mgmt          For                            For
       Auditor s general report; approves the Company
       s financial statements and the balance sheet
       for the YE 31 DEC 2005

O.2    Approve the report of the Board of Directors              Mgmt          For                            For
       and the Statutory Auditors and the consolidated
       financial statements for the said FY

0.3    Approve that the income for the FY be appropriated        Mgmt          For                            For
       as follows: earnings for the FY: 4,142,954,352.00;
       available retained earnings: EUR 1,458,995,601.00;
       amount to be allocated: EUR 5,601,949,953.00;
       total dividend: EUR 4,005,393,598.00 retained
       earnings: EUR 1,596,556,355.00; the shareholders
       will receive a net dividend of EUR 6.48 per
       share of EUR 10.00 face value; the shareholders
       meeting reminds an interim dividend of EUR
       3.00, entitling natural persons domiciled in
       France to the 50 % allowance provided by the
       French Tax Code, was already paid on 24 NOV
       2005 and the remaining dividend of EUR 3.48
       will be paid on 18 MAY, 2006, and will entitle
       natural persons domiciled in France to the
       40% allowance provided by the French Tax Code

O.4    Authorize the Board of Directors to transfer              Mgmt          For                            For
       the amount of EUR 2,807,661,894.50 posted to
       the special reserve of long-term capital gains
       to the retained earnings account, in the event
       of an option exercise pursuant to Article 39
       of the amended Finance Law for the year 2004

O.5    Acknowledge the special report of the Auditors            Mgmt          For                            For
       on agreements governed by Article L.225-38
       of the French Commercial Code; and approve
       said report and the agreements referred to
       therein

O.6    Authorizes the Board of Directors, in supersession        Mgmt          For                            For
       of the fraction unused of the authorization
       granted by the combined shareholders  meeting
       of 17 MAY 2005 in its Resolution No. 5, to
       purchase or sell company s shares in connection
       with the implementation of a Stock Repurchase
       Plan, subject to the conditions described below:
       maximum purchase price: EUR 300.00 per share
       of a par value of EUR 10.00, maximum number
       of shares to be acquired: 10 % of the share
       capital, i.e. 27,262,297 shares of a par value
       of EUR 10.00; maximum funds invested in the
       share buybacks: EUR 8,178,689,100.00;  Authority
       expires at the end of 18 months ; to take all
       necessary measures and accomplish all necessary
       formalities this authorization

O.7    Appoint Ms. Anne Lauvergeon as a Director for             Mgmt          For                            For
       a 3-year period

O.8    Appoint Mr. Daniel Bouton as a Director for               Mgmt          For                            For
       a 3-year period

O.9    Appoint Mr. Bertrand Collomb as a Director for            Mgmt          For                            For
       a 3-year period

O.10   Appoint Mr. Antoine Jeancourt-Galignani as a              Mgmt          For                            For
       Director for a 3-year period

O.11   Appoint Mr. Michel Pebereau as a Director for             Mgmt          For                            For
       a 3-year period

O.12   Appoint Mr. Pierre Vaillaud as a Director for             Mgmt          For                            For
       a 3-year period

O.13   Appoint Mr. Christophe De Margerie as a Director          Mgmt          For                            For
       for a 3-year period

E.14   Acknowledge the Contribution Agreement based              Mgmt          For                            For
       on the spin-offs legal framework, established
       by private agreement on 15 MAR 2006, under
       which it is stated that Total S.A. shall grant
       its shares to Arkema in the Companies Arkema
       France, Societe De Development Arkema  S.D.A
       , Arkema Finance France, Mimosa and Arkema
       Europe holdings BV; and approve all the terms
       of the Contribution Agreement and the contribution
       of a net value of EUR 1,544,175,344.82 that
       will come into effect on its effective date
       in consideration for this contribution, Arkema
       will increase the share capital by a nominal
       amount of EUR 605,670,910.00, by the creation
       of 60,567,091 shares, according to an exchange
       ratio of 1 Arkema share against 10 Total S.A.
       shares the number of shares and the nominal
       amount of capital increase will be adjusted
       according to then number of Company shares
       entitled to the allocation of Arkema shares,
       as the amount of capital increase is equal
       to the number of Arkema shares allocated by
       the Company to its own shareholders multiplied
       by the par value of the Arkema share, within
       the limit of a maximum nominal amount of capital
       increase in consideration for the contribution
       of EUR 609,670,910.00 by way of issuing a maximum
       number of 60,967,091 new Arkema shares  these
       new shares will be assimilated in all respects
       to the existing shares, will be subject to
       the statutory provisions and will grant entitlement
       to any distribution of dividend as from 01
       Jan 2005; the Arkema shares contribution of
       EUR 1,544,175,344.82 shall count against the
       issuance and contribution premium account which
       amounted to EUR 34,563,052,123.17 and will
       amount to EUR 33,018,876,778.35; and to the
       Chairman of the Board of Directors to take
       all necessary measures and accomplish all necessary
       formalities

E.15   Approve to reduce the nominal value of the shares         Mgmt          For                            For
       from EUR 10.00 to EUR 2.50; the number of exiting
       share will be multiplied by 4; authorize the
       Board of the Directors to all necessary measure;
       and amend Article 6

E.16   Amend Article 11-3 of the By-Laws: each Directors         Mgmt          For                            For
       shall hold at least 1,000 shares during his/her
       term of office

A.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Amend Article Number 11 of the Bylaws,
       as specified

B.     PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER         Shr           Against                        For
       PROPOSAL: Approve to grant a second seat as
       an employee-shareholder to the Board of Total
       S.A




--------------------------------------------------------------------------------------------------------------------------
 TOYOTA MTR CR CORP MEDIUM TERM NTS BOOK ENTRY                                               Agenda Number:  701001745
--------------------------------------------------------------------------------------------------------------------------
        Security:  J92676113
    Meeting Type:  AGM
    Meeting Date:  23-Jun-2006
          Ticker:
            ISIN:  JP3633400001
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          For                            *
       System for Outside Auditors, Allow Disclosure
       of Shareholder Meeting Materials on the Internet,
       Appoint    Independent Auditors , Approve Minor
       Revisions Related to the New Commercial  Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *

3.7    Appoint a Director                                        Mgmt          For                            *

3.8    Appoint a Director                                        Mgmt          For                            *

3.9    Appoint a Director                                        Mgmt          For                            *

3.10   Appoint a Director                                        Mgmt          For                            *

3.11   Appoint a Director                                        Mgmt          For                            *

3.12   Appoint a Director                                        Mgmt          For                            *

3.13   Appoint a Director                                        Mgmt          For                            *

3.14   Appoint a Director                                        Mgmt          For                            *

3.15   Appoint a Director                                        Mgmt          For                            *

3.16   Appoint a Director                                        Mgmt          For                            *

3.17   Appoint a Director                                        Mgmt          For                            *

3.18   Appoint a Director                                        Mgmt          For                            *

3.19   Appoint a Director                                        Mgmt          For                            *

3.20   Appoint a Director                                        Mgmt          For                            *

3.21   Appoint a Director                                        Mgmt          For                            *

3.22   Appoint a Director                                        Mgmt          For                            *

3.23   Appoint a Director                                        Mgmt          For                            *

3.24   Appoint a Director                                        Mgmt          For                            *

3.25   Appoint a Director                                        Mgmt          For                            *

3.26   Appoint a Director                                        Mgmt          For                            *

4.1    Appoint a Corporate Auditor                               Mgmt          For                            *

4.2    Appoint a Corporate Auditor                               Mgmt          For                            *

4.3    Appoint a Corporate Auditor                               Mgmt          For                            *

5      Authorize Use of Stock Options for Directors,             Other         For                            *
       Senior Executives and Employees

6      Approve Purchase of Own Shares                            Mgmt          For                            *

7      Approve Final Payment Associated with Abolition           Other         Abstain                        *
       of Retirement Benefit System  for Directors
       and Auditors

8      Amend the Compensation to be Received by Directors        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 TRANSOCEAN INC.                                                                             Agenda Number:  932483477
--------------------------------------------------------------------------------------------------------------------------
        Security:  G90078109
    Meeting Type:  Annual
    Meeting Date:  11-May-2006
          Ticker:  RIG
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       VICTOR E. GRIJALVA                                        Mgmt          For                            For
       ARTHUR LINDENAUER                                         Mgmt          For                            For
       KRISTIAN SIEM                                             Mgmt          For                            For

02     APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG              Mgmt          For                            For
       LLP TO SERVE AS OUR INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM FOR 2006.




--------------------------------------------------------------------------------------------------------------------------
 TRAVIS PERKINS PLC                                                                          Agenda Number:  700907681
--------------------------------------------------------------------------------------------------------------------------
        Security:  G90202105
    Meeting Type:  AGM
    Meeting Date:  24-Apr-2006
          Ticker:
            ISIN:  GB0007739609
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Company s financial statements for            Mgmt          For                            For
       YE 31 DEC 2005, together with the Directors
       report, Director s remuneration report, the
       Auditors  report on those accounts and on the
       auditable part of the Directors  remuneration
       report

2.     Declare a final dividend for the FYE 31 DEC               Mgmt          For                            For
       2005 of 23.0 pence per ordinary share, payable
       to shareholders on the register at the close
       of business on 21 APR 2006

3.     Appoint, pursuant to Article 71 of the Company            Mgmt          For                            For
       s Articles of Association, Mr. Andrew Simon
       as a Executive Director by the Board on 20
       FEB 2006

4.     Re-appoint Mr. Chris Bunker, who retires by               Mgmt          For                            For
       rotation pursuant to Article 76 of the Company
       s Articles of Association

5.     Re-appoint Mr. Paul Hampden Smith, who retires            Mgmt          For                            For
       by rotation pursuant to Article 76 of the Company
       s Articles of Association

6.     Re-appoint Mr. Tim Stevenson, who retires by              Mgmt          For                            For
       rotation pursuant to Article 76 of the Company
       s Articles of Association

7.     Re-appoint Deloitte & Touche LLP, Chartered               Mgmt          For                            For
       Accountants, as the Auditors of the Company
       until the conclusion of next general meeting
       of the Company and authorize the Directors
       to fix their remuneration

8.     Approve the Directors  remuneration report for            Mgmt          For                            For
       the FYE 31 DEC 2005

9.     Approve to renew the authority conferred on               Mgmt          For                            For
       the Directors by Article 4 B  of the Company
       s Articles of Association;  Authority expires
       earlier of the conclusion of next AGM or 15
       months ; for that period the Section 80 amount
       being GBP 1,364,633

S.10   Approve, subject to the passing of Resolution             Mgmt          For                            For
       9, to renew the power conferred on the Directors
       by Article 4(C) of the Company s Article of
       Association;  Authority expires earlier of
       the conclusion of the next AGM or 15 months
       ; and for that period the Section 89 amount
       being GBP 406,534

S.11   Authorize the Company, to make one or more market         Mgmt          For                            For
       purchases  Section 163(3) of the Companies
       Act 1985  of up to 12,135,366  representing
       10% of the issued share capital of the Company
       as at 07 MAR 2006  of ordinary shares of 10
       pence each in the capital of the Company, at
       a minimum price of 10 pence, exclusive of expenses
       and not more than 105% of the average middle
       market quotations for an ordinary share as
       derived from the London Stock Exchange Daily
       Official List, for each of the 5 business days;
       Authority expires the earlier of the conclusion
       of the next AGM of the Company or 15 months
       ; the Company, before the expiry, may make
       a contract to purchase ordinary shares which
       will or may be executed wholly or partly after
       such expiry




--------------------------------------------------------------------------------------------------------------------------
 TYCO INTERNATIONAL LTD.                                                                     Agenda Number:  932432773
--------------------------------------------------------------------------------------------------------------------------
        Security:  902124106
    Meeting Type:  Annual
    Meeting Date:  09-Mar-2006
          Ticker:  TYC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1A     SET THE MAXIMUM NUMBER OF DIRECTORS AT 12                 Mgmt          For                            For

1B     DIRECTOR
       DENNIS C. BLAIR                                           Mgmt          For                            For
       EDWARD D. BREEN                                           Mgmt          For                            For
       BRIAN DUPERREAULT                                         Mgmt          For                            For
       BRUCE S. GORDON                                           Mgmt          For                            For
       RAJIV L. GUPTA                                            Mgmt          For                            For
       JOHN A. KROL                                              Mgmt          For                            For
       MACKEY J. MCDONALD                                        Mgmt          For                            For
       H. CARL MCCALL                                            Mgmt          For                            For
       BRENDAN R. O'NEILL                                        Mgmt          For                            For
       SANDRA S. WIJNBERG                                        Mgmt          For                            For
       JEROME B. YORK                                            Mgmt          For                            For

1C     AUTHORIZATION FOR THE BOARD OF DIRECTORS TO               Mgmt          For                            For
       APPOINT AN ADDITIONAL DIRECTOR TO FILL THE
       VACANCY PROPOSED TO BE CREATED ON THE BOARD

02     RE-APPOINTMENT OF DELOITTE & TOUCHE LLP AS TYCO           Mgmt          For                            For
       S INDEPENDENT AUDITORS AND AUTHORIZATION FOR
       THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
       TO SET THE AUDITORS  REMUNERATION




--------------------------------------------------------------------------------------------------------------------------
 U.S. BANCORP                                                                                Agenda Number:  932447899
--------------------------------------------------------------------------------------------------------------------------
        Security:  902973304
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  USB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       PETER H. COORS                                            Mgmt          For                            For
       JERRY A. GRUNDHOFER                                       Mgmt          For                            For
       PATRICK T. STOKES                                         Mgmt          For                            For

02     RATIFY SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT      Mgmt          For                            For
       AUDITOR FOR THE 2006 FISCAL YEAR.

03     APPROVAL OF THE U.S. BANCORP 2006 EXECUTIVE               Mgmt          Against                        Against
       INCENTIVE PLAN.

04     SHAREHOLDER PROPOSAL: DECLASSIFICATION OF THE             Shr           For                            Against
       BOARD OF DIRECTORS.

05     SHAREHOLDER PROPOSAL: ANNUAL APPROVAL OF THE              Shr           Against                        For
       COMPENSATION COMMITTEE REPORT.




--------------------------------------------------------------------------------------------------------------------------
 UBS AG                                                                                      Agenda Number:  700905269
--------------------------------------------------------------------------------------------------------------------------
        Security:  H8920M855
    Meeting Type:  OGM
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  CH0012032030
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No Action                      *
       MEETING NOTICE SENT UNDER MEETING 292933, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU.

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No Action                      *
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.

1.     Approve the annual report, the Group and the              Mgmt          No Action
       parent Company accounts for FY 2005 reports
       of the Group and the Statutory Auditors

2.     Approve the appropriation of the retained earnings,       Mgmt          No Action
       dividend for FY 2005

3.     Grant discharge to the Members of the Board               Mgmt          No Action
       of Directors and the Group Executive Board

4.1.1  Re-elect Mr. Rolf A. Meyer as a Board Member              Mgmt          No Action

4.1.2  Re-elect Mr. Ernesto Bertarelli as a Board Member         Mgmt          No Action

4.2.1  Elect Mr. Gabrielle Kaufmann-Kohler as a Board            Mgmt          No Action
       Member

4.2.2  Elect Mr. Joerg Wolle as a Board Member                   Mgmt          No Action

4.3    Ratify Ernst & Young as the Auditors                      Mgmt          No Action

4.4    Ratify BDO Visura as the Special Auditors                 Mgmt          No Action

5.1    Approve the cancellation of shares repurchased            Mgmt          No Action
       under the 2005/2006 Share Buyback Program

5.2    Approve the new Share Buy Back Program for 2006/2007      Mgmt          No Action

5.3    Approve 1-time payout in the form of a par value          Mgmt          No Action
       repayment

5.4    Approve the share split                                   Mgmt          No Action

5.5.1  Amend Article 4 Paragraph 1 and Article 4A of             Mgmt          No Action
       the Articles of Association

5.5.2  Approve the reduction of the threshold value              Mgmt          No Action
       for agenda item requests  Article 12 Paragraph
       1 of the Articles of Association

6.     Approve to create conditional capital and amend           Mgmt          No Action
       Article 4A Paragraph 2 of the Articles of Association

       PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.               Non-Voting    No Action                      *

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No Action                      *
       OF THE NAMES OF THE AUDITORS. IF YOU HAVE ALREADY
       SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
       PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
       ORIGINAL INSTRUCTIONS. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNI-CHARM CORP                                                                              Agenda Number:  701003939
--------------------------------------------------------------------------------------------------------------------------
        Security:  J94104114
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3951600000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1      Approve Appropriation of Profits                          Mgmt          For                            *

2      Amend Articles to: Adopt Reduction of  Liability          Mgmt          Abstain                        *
       System for Outside Auditors, Adopt Reduction
       of Liability System for Outside Directors ,
       Approve Minor     Revisions Related to the
       New Commercial Code

3.1    Appoint a Director                                        Mgmt          For                            *

3.2    Appoint a Director                                        Mgmt          For                            *

3.3    Appoint a Director                                        Mgmt          For                            *

3.4    Appoint a Director                                        Mgmt          For                            *

3.5    Appoint a Director                                        Mgmt          For                            *

3.6    Appoint a Director                                        Mgmt          For                            *




--------------------------------------------------------------------------------------------------------------------------
 UNIBAIL HOLDING, PARIS                                                                      Agenda Number:  700902629
--------------------------------------------------------------------------------------------------------------------------
        Security:  F95094110
    Meeting Type:  MIX
    Meeting Date:  19-Apr-2006
          Ticker:
            ISIN:  FR0000124711
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Registered Shares: 1 to 5 days prior to the               Non-Voting    No vote
       meeting date, depends on company s by-laws.Bearer
       Shares: 6 days prior to the meeting date. French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian. Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.The following
       applies to Non-Resident Shareowners: Proxy
       Cards: ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions: Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction. This procedure pertains to
       sale transactions with a settlement date prior
       to Meeting Date + 1

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       27 APR 2006. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

O.1    Receive the report of the Board of Directors              Mgmt          For                            For
       and the Auditors  general report and approve
       the Company s financial statements and the
       balance sheet for the YE 31 DEC 2005

O.2    Receive the report of the Auditors and the Statutory      Mgmt          For                            For
       Auditors and approve the consolidated financial
       statements for the said FY

O.3    Approve to appropriate the income of the FY               Mgmt          For                            For
       as follows: income for the FY: EUR 222,969,186.00;
       previous retained earnings: EUR 229,226,170.00;
       distributable income: EUR 452,195,356.00; total
       dividend: EUR 182,924,576.00; to appropriate
       the profit for the year of EUR 269,270,780.00
       to the retained earnings account; acknowledge
       that 3 interim dividends for an amount of EUR
       2.85 were already paid, and the remaining dividend
       of EUR 1.15 will be paid on 17 JUL 2006; i.e.
       total dividend: EUR 4.00

O.4    Acknowledge the special report of the Auditors            Mgmt          For                            For
       on the agreements governed by the Articles
       L. 225-38 ET SEQ of the French Commercial Code
       and approve the said report and the agreements
       referred to therein

O.5    Approve to renew the appointment of Mr. Francois          Mgmt          For                            For
       Jaclot as a Director for a period of 3 years

O.6    Approve to renew the appointment of Mr. Claude            Mgmt          For                            For
       Tendil as a Director for a period of 3 years

O.7    Appoint Mr. Guillaume Poitrinal as a Director             Mgmt          For                            For
       for a period of 3 years

O.8    Appoint Mr. Bernard Michel as a Director for              Mgmt          For                            For
       a period of 3 years

O.9    Authorize the Board of Directors, in supersession         Mgmt          For                            For
       of the authorization granted by the shareholders
       meeting of 28 APR 2005 set forth in Resolution
       Number 14, to buy back the Company s shares
       on the open market, subject to the conditions
       as follows: maximum purchase price: EUR 140.00;
       minimum sale price: EUR 100.00; maximum number
       of shares that may be acquired: 10% of the
       share capital, maximum funds invested in the
       share buy backs: EUR 500,000,000.00;  Authority
       expires at the end of 18 months ; and to take
       all necessary measures and accomplish all necessary
       formalities

E.10   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       of the authorization granted by the shareholders
       meeting of 28 APR 2005 in its Resolution Number
       16, to reduce the share capital, by canceling
       all or part of the shares held by the Company
       in connection with the Stock Repurchase Plan
       decided in the 9 Resolution, up to a maximum
       of 10% of the share capital over a 24 month
       period;  Authority is given for 18 months

E.11   Authorize the Board of Directors, in supersession         Mgmt          For                            For
       of the authorization granted by the shareholders
       meeting of 17 JUN 2003 in its Resolution Number
       9, to increase the share capital, on one or
       more occasions, in favor of the employees and
       the Executives of the Company;  Authority expires
       at the end of 38 months ; and for an amount
       that shall not exceed 3% of the share capital;
       the shareholders  meeting decides to cancel
       the shareholders  preferential subscription
       rights

E.12   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or an extract of the minutes of this
       meeting to carry our all fillings, publications
       and other formalities prescribed by law




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA                                                                     Agenda Number:  700780629
--------------------------------------------------------------------------------------------------------------------------
        Security:  ADPV03020
    Meeting Type:  OGM
    Meeting Date:  28-Jul-2005
          Ticker:
            ISIN:  IT0003350615
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Approve the reward to the Members of the Audit            Mgmt          Abstain                        Against
       Board and of its Chairman

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM THERE WILL BE A SECOND CALL ON
       29 JUL 2005. YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED.  THANK YOU




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, GENOVA                                                             Agenda Number:  700770781
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  MIX
    Meeting Date:  27-Jul-2005
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       28 JUL 2005 AND THIRD CALL ON 29 JUL 2005.
       CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL
       REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA
       IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR
       SHARES WILL BE BLOCKED UNTIL THE QUORUM IS
       MET OR THE MEETING IS CANCELLED. THANK YOU

O.1    Approve to state the Internal Auditors  and               Mgmt          For                            For
       their Chairman s salary as per the Legislative
       Decree 231/2001

E.1    Approve the capital increase as per the Article           Mgmt          For                            For
       2441 comma 4 and 6 of the Italian Civil Code,
       for a maximum amount of EUR 2,343,642,931.00
       by issuing maximum No. 4,687,285,862 ordinary
       shares to be paid up through HVB, Bank of Austria
       and BPH and amend the Article 5 of the Bylaw

E.2    Amend the Article Bylaw                                   Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, MILANO                                                             Agenda Number:  700838608
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  OGM
    Meeting Date:  15-Dec-2005
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       16 DEC 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED. THANK YOU.

1.     Appoint the Directors after having determined             Mgmt          For                            For
       how many they are to be for the 3 year term
       2006-2008; approve that their term will end
       in combination with the 2008 shareholders
       meeting call

2.     Approve to determine the Board of Directors               Mgmt          For                            For
       and the Executive Committee s salary for every
       future year in office as per Article 26 of
       the Bylaw, nevertheless for the internal Auditors
       and their President as per the Legislative
       Decree 231/01

3.     Grant authority for the purchase and sale of              Mgmt          For                            For
       own shares as per Article 2357-Ter of the Italian
       Civil Code




--------------------------------------------------------------------------------------------------------------------------
 UNICREDITO ITALIANO SPA, MILANO                                                             Agenda Number:  700917771
--------------------------------------------------------------------------------------------------------------------------
        Security:  T95132105
    Meeting Type:  OGM
    Meeting Date:  12-May-2006
          Ticker:
            ISIN:  IT0000064854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THE MEETING HELD ON 29 APR               Non-Voting    No vote
       2006 HAS BEEN POSTPONED DUE TO LACK OF QUORUM
       AND THAT THE SECOND CONVOCATION WILL BE HELD
       ON 12 MAY 2006. PLEASE ALSO NOTE THE NEW CUTOFF
       DATE 02 MAY 2006. IF YOU HAVE ALREADY SENT
       YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
       FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL
       INSTRUCTIONS. THANK YOU.

O.1    Receive the financial statements for the YE               Mgmt          For                            For
       31 DEC 2005, accompanied by reports by the
       Directors and the Independent Auditors, report
       by the Board of Statutory Auditors and the
       consolidated financial statements and the social
       and environmental report

O.2    Approve the allocation of net profit for the              Mgmt          For                            For
       year

O.3    Approve the Group Personnel long-term Incentive           Mgmt          For                            For
       Plan for 2006

E.1    Authorize the Board of Directors on 1 or more             Mgmt          For                            For
       occasions for a maximum period of 1 year starting
       from the date of shareholders  resolution,
       under the provisions of Section 2443 of the
       Italian Civil Code, to increase the share capital,
       with the exclusion of rights, as allowed by
       Section 2441.8 of the Italian Civil Code, for
       a maximum nominal amount of EUR 21,000,000
       to service the exercise of options to subscribe
       to up to 42,000,000 ordinary shares in Unicredito
       Italiano of par value EUR 0.50 each, to reserve
       for the executive personnel in the holding
       Company and the Group s Bank and Companies
       who hold positions of particular importance
       for the purposes of achieving the Group s overall
       objectives, consequently amend the Articles
       of Association

E.2    Authorize the Board of Directors on 1 or more             Mgmt          For                            For
       occasions for a maximum period of 5 years starting
       from the date of the shareholders  resolution,
       under the provisions of Section 2443 of the
       Italian Civil Code, to carry out a bonus capital
       increase, as allowed by the Section 2349 of
       the Italian Civil Code, for a maximum nominal
       amount of EUR 6,500,000 corresponding to up
       to 13,000,000 ordinary shares in Unicredito
       Italiano of par value EUR 0.50 each, to allocate
       to the executive personnel in the holding Company
       and the Group s Banks and Companies, who hold
       positions of particular importance for the
       purposes of achieving the Group s overall objectives,
       consequently amend the Articles of Association

       PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT        Non-Voting    No vote
       OF RECORD DATE AND REVISED NUMBERING. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER N.V.                                                                               Agenda Number:  932477715
--------------------------------------------------------------------------------------------------------------------------
        Security:  904784709
    Meeting Type:  Annual
    Meeting Date:  08-May-2006
          Ticker:  UN
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

02     ADOPTION OF THE ANNUAL ACCOUNTS AND APPROPRIATION         Mgmt          For                            For
       OF THE PROFIT FOR THE 2005 FINANCIAL YEAR.

03     DISCHARGE OF THE EXECUTIVE DIRECTORS.                     Mgmt          For                            For

04     DISCHARGE OF THE NON-EXECUTIVE DIRECTORS.                 Mgmt          For                            For

5A     SHARE EQUALIZATION.                                       Mgmt          For                            For

5A1    APPROVAL: SHARE EQUALIZATION                              Mgmt          For                            For

5B     ALTERATION III TO THE ARTICLES OF ASSOCIATION.            Mgmt          For                            For
       BOARD OF NOMINATION PROCEDURE.

5C     ALIGNMENT OF DIVIDEND GENERATING CAPACITY AND             Mgmt          For                            For
       DIVIDEND ENTITLEMENTS.

06     DIRECTOR
       PJ CESCAU*                                                Mgmt          For                            For
       CJ VAN DER GRAAF*                                         Mgmt          For                            For
       RD KUGLER*                                                Mgmt          For                            For
       RHP MARKHAM*                                              Mgmt          For                            For
       A BURGMANS**                                              Mgmt          For                            For
       THE LORD BRITTAN**                                        Mgmt          For                            For
       THE BARONESS CHALKER**                                    Mgmt          For                            For
       PROFESSOR W DIK**                                         Mgmt          For                            For
       THE LORD SIMON**                                          Mgmt          For                            For
       J VAN DER VEER**                                          Mgmt          For                            For
       CE GOLDEN**                                               Mgmt          For                            For
       DR BE GROTE**                                             Mgmt          For                            For
       J-C SPINETTA**                                            Mgmt          For                            For
       KJ STORM**                                                Mgmt          For                            For

08     REMUNERATION OF NON-EXECUTIVE DIRECTORS.                  Mgmt          For                            For

09     APPOINTMENT OF AUDITORS CHARGED WITH THE AUDITING         Mgmt          For                            For
       OF THE ANNUAL ACCOUNTS FOR THE 2006 FINANCIAL
       YEAR.

10     DESIGNATION OF THE BOARD OF DIRECTORS AS THE              Mgmt          Against                        Against
       COMPANY BODY AUTHORIZED IN RESPECT OF THE ISSUE
       OF SHARES IN THE COMPANY.

11     AUTHORIZATION OF THE BOARD OF DIRECTORS TO PURCHASE       Mgmt          For                            For
       SHARES IN THE COMPANY AND DEPOSITARY RECEIPTS
       THEREFOR.




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700806699
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  OGM
    Meeting Date:  13-Oct-2005
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Opening                                                   Non-Voting    No vote

2.     Approve the report Nedamtrust                             Mgmt          For                            For

3.a    Approve the further explanation of the desirability       Mgmt          For                            For
       of new trust office

3.b    Approve the introduction of the proposed Members          Mgmt          For                            For
       of the Board of the newly established foundation
       Stiching Administratiekantoor Unilever N.V.,
       the following persons: Mr. J.H. Schraven  Chairman),
       Mr. P.P. e Koning, Mr. Prof. Dr. L. Koopmans
       and Mr. A.A. Olijslager

3.c    Approve the confidence in this Board                      Mgmt          For                            For

4.     Approve the newly established foundation Stichting        Mgmt          For                            For
       Administratiekantoor Unilever N.V. as another
       trust office within the meaning of Article
       18 Paragraph 1 of the applicable conditions
       of administration dated 06 MAY 1999

5.     Questions                                                 Mgmt          For                            For

6.     Closing                                                   Non-Voting    No vote

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 261283 DUE TO CHANGE IN VOTING STATUS. ALL
       VOTES RECEIVED ON THE PREVIOUS MEETING WILL
       BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.




--------------------------------------------------------------------------------------------------------------------------
 UNILEVER NV                                                                                 Agenda Number:  700915967
--------------------------------------------------------------------------------------------------------------------------
        Security:  N8981F156
    Meeting Type:  AGM
    Meeting Date:  08-May-2006
          Ticker:
            ISIN:  NL0000009348
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 01 MAY 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU.

1.     Consideration of the Annual Report for the 2005           Non-Voting    No vote
       financial year submitted by the Board of Directors
       and the report of the Remuneration Committee

2.     Adoption of the Annual Accounts and appropriation         Mgmt          For                            For
       of the profit for the 2005 financial year

3.     Discharge of the Executive Directors                      Mgmt          For                            For

4.     Discharge of the Non-Executive Directors                  Mgmt          For                            For

5.A    Share equalisation. Alterations I (euro conversion)       Mgmt          For                            For
       and II (ordinary shares  share split and dematerialisation)
       to the Articles of Association. Amendment of
       the Equalisation Agreement

5.B    Board nomination procedure. Alteration III to             Mgmt          For                            For
       the Articles of Association

5.C    Alignment of dividend generating capacity and             Mgmt          For                            For
       dividend entitlements. Amendment of the Deed
       of Mutual Covenants. Designation of authorized
       representatives

6.A    Appoint Mr. P.J. Cescau as an Executive Director          Mgmt          For                            For

6.B    Appoint Mr. C.J. van der Graaf as an Executive            Mgmt          For                            For
       Director

6.C    Appoint Mr. R.D. Kugler as an Executive Director          Mgmt          For                            For

6.D    Appoint Mr. R.H.P. Markham as an Executive Director       Mgmt          For                            For

7.A    Appoint Mr. A. Burgmans as a Non-Executive Director       Mgmt          For                            For

7.B    Appoint Rt. Hon. The Lord Brittan of Spennithorne         Mgmt          For                            For
       as a Non-Executive Director

7.C    Appoint Rt. Hon. The Baroness Chalker of Wallasey         Mgmt          For                            For
       QC, DL as a Non-Executive Director

7.D    Appoint Professor W. Dik as a Non-Executive               Mgmt          For                            For
       Director

7.E    Appoint The Lord Simon of Highburry CBE as a              Mgmt          For                            For
       Non-Executive Director

7.F    Appoint Mr. J. van der Veer as a Non-Executive            Mgmt          For                            For
       Director

7.G    Appoint Mr. C.E. Golden as a Non-Executive Director       Mgmt          For                            For

7.H    Appoint Dr. B.E. Grote as a Non-Executive Director        Mgmt          For                            For

7.I    Appoint Mr. J-C. Spinetta as a Non-Executive              Mgmt          For                            For
       Director

7.J    Appoint Mr. K.J. Storm as a Non-Executive Director        Mgmt          For                            For

8.     Remuneration of the Non-Executive Directors               Mgmt          For                            For

9.     Appointment of Auditors charged with the auditing         Mgmt          For                            For
       of the Annual Accounts for the 2006 financial
       year

10.    Designation of the Board of Directors as the              Mgmt          Against                        Against
       company body authorized in respect of the issue
       of shares in the Company

11.    Authorization of the Board of Directors to purchase       Mgmt          For                            For
       shares in the Company and depositary receipts
       therefore

12.    Questions                                                 Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 UNITED PARCEL SERVICE, INC.                                                                 Agenda Number:  932457268
--------------------------------------------------------------------------------------------------------------------------
        Security:  911312106
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  UPS
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       JOHN J. BEYSTEHNER                                        Mgmt          For                            For
       MICHAEL J. BURNS                                          Mgmt          For                            For
       D. SCOTT DAVIS                                            Mgmt          For                            For
       STUART E. EIZENSTAT                                       Mgmt          For                            For
       MICHAEL L. ESKEW                                          Mgmt          For                            For
       JAMES P. KELLY                                            Mgmt          For                            For
       ANN M. LIVERMORE                                          Mgmt          For                            For
       GARY E. MACDOUGAL                                         Mgmt          For                            For
       VICTOR A. PELSON                                          Mgmt          For                            For
       JOHN W. THOMPSON                                          Mgmt          For                            For
       CAROL B. TOME                                             Mgmt          For                            For
       BEN VERWAAYEN                                             Mgmt          For                            For

02     RATIFICATION OF THE APPOINTMENT OF DELOITTE               Mgmt          For                            For
       & TOUCHE LLP AS UPS S INDEPENDENT REGISTERED
       PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER
       31, 2006.




--------------------------------------------------------------------------------------------------------------------------
 UNITED TECHNOLOGIES CORPORATION                                                             Agenda Number:  932449552
--------------------------------------------------------------------------------------------------------------------------
        Security:  913017109
    Meeting Type:  Annual
    Meeting Date:  12-Apr-2006
          Ticker:  UTX
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LOUIS R. CHENEVERT                                        Mgmt          For                            For
       GEORGE DAVID                                              Mgmt          For                            For
       JOHN V. FARACI                                            Mgmt          For                            For
       JEAN-PIERRE GARNIER                                       Mgmt          For                            For
       JAMIE S. GORELICK                                         Mgmt          For                            For
       CHARLES R. LEE                                            Mgmt          For                            For
       RICHARD D. MCCORMICK                                      Mgmt          For                            For
       HAROLD MCGRAW III                                         Mgmt          For                            For
       FRANK P. POPOFF                                           Mgmt          For                            For
       H. PATRICK SWYGERT                                        Mgmt          For                            For
       ANDRE VILLENEUVE                                          Mgmt          For                            For
       H.A. WAGNER                                               Mgmt          For                            For
       CHRISTINE TODD WHITMAN                                    Mgmt          For                            For

02     APPOINTMENT OF INDEPENDENT AUDITORS                       Mgmt          For                            For

03     APPROVAL OF AMENDMENT TO UTC S RESTATED CERTIFICATE       Mgmt          For                            For
       OF INCORPORATION

04     SHAREOWNER PROPOSAL: DIRECTOR TERM LIMITS                 Shr           Against                        For

05     SHAREOWNER PROPOSAL: FOREIGN MILITARY SALES               Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 UNOCAL CORPORATION                                                                          Agenda Number:  932376280
--------------------------------------------------------------------------------------------------------------------------
        Security:  915289102
    Meeting Type:  Special
    Meeting Date:  10-Aug-2005
          Ticker:  UCL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     APPROVAL AND ADOPTION OF THE AMENDED AGREEMENT            Mgmt          For                            For
       AND PLAN OF MERGER, DATED AS OF APRIL 4, 2005,
       AND AMENDED AS OF JULY 19, 2005, BY AND AMONG
       UNOCAL CORPORATION, CHEVRON CORPORATION AND
       BLUE MERGER SUB INC., A WHOLLY OWNED SUBSIDIARY
       OF CHEVRON CORPORATION

02     APPROVAL OF ANY ADJOURNMENT OR POSTPONEMENT               Mgmt          For                            For
       OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT
       ADDITIONAL PROXIES




--------------------------------------------------------------------------------------------------------------------------
 UPM-KYMMENE CORP                                                                            Agenda Number:  700871141
--------------------------------------------------------------------------------------------------------------------------
        Security:  X9518S108
    Meeting Type:  AGM
    Meeting Date:  22-Mar-2006
          Ticker:
            ISIN:  FI0009005987
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS.
       IF AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR
       ADP TO LODGE YOUR VOTE

1.1    Adopt the accounts                                        Mgmt          For                            For

1.2    Approve the action on profit or loss Board s              Mgmt          For                            For
       proposal to pay a dividend of EUR 0.75 per
       share

1.3    Grant discharge from liability                            Mgmt          Against                        Against

1.4    Approve the remuneration of the Board Members             Mgmt          Abstain                        Against

1.5    Approve the remuneration of the Auditor(s)                Mgmt          Abstain                        Against

1.6    Approve the composition of the Board                      Mgmt          For                            For

1.7    Appoint the Auditor(s)                                    Mgmt          For                            For

2.     Approve  to reduce the share capital                      Mgmt          For                            For

3.     Authorize the Board to buy back of the Company            Mgmt          For                            For
       s own shares

4.     Authorize the Board to decide on the disposal             Mgmt          Against                        Against
       of the own shares

5.     Authorize the Board to decide on increasing               Mgmt          Against                        Against
       the share capital by issuing new shares and/or
       taking convertible bond loan

6.     Approve to donate to cultural foundation to               Mgmt          For                            For
       be established




--------------------------------------------------------------------------------------------------------------------------
 UST INC.                                                                                    Agenda Number:  932457155
--------------------------------------------------------------------------------------------------------------------------
        Security:  902911106
    Meeting Type:  Annual
    Meeting Date:  02-May-2006
          Ticker:  UST
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       P. DIAZ DENNIS                                            Mgmt          For                            For
       P.J. NEFF                                                 Mgmt          For                            For
       A.J. PARSONS                                              Mgmt          For                            For

02     MANAGEMENT PROPOSAL TO RATIFY AND APPROVE ERNST           Mgmt          For                            For
       & YOUNG LLP AS INDEPENDENT AUDITORS OF THE
       COMPANY FOR THE YEAR 2006.

03     STOCKHOLDER PROPOSAL RELATING TO PRODUCT PROMOTION        Shr           Against                        For
       ON THE INTERNET.

04     STOCKHOLDER PROPOSAL RELATING TO BOARD CLASSIFICATION.    Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 VEDIOR NV, AMSTERDAM                                                                        Agenda Number:  700942142
--------------------------------------------------------------------------------------------------------------------------
        Security:  N9202Y107
    Meeting Type:  AGM
    Meeting Date:  28-Apr-2006
          Ticker:
            ISIN:  NL0000390854
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 299928 DUE TO CHANGE IN VOTING STATUS OF
       RESOLUTION 9. ALL VOTES RECEIVED ON THE PREVIOUS
       MEETING WILL BE DISREGARDED AND YOU WILL NEED
       TO REINSTRUCT ON THIS MEETING NOTICE. THANK
       YOU.

       PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING           Non-Voting    No vote
       AT THIS GENERAL MEETING ARE RELAXED. BLOCKING
       PERIOD ENDS ONE DAY AFTER THE REGISTRATION
       DATE SET ON 25 APR 2006. SHARES CAN BE TRADED
       THEREAFTER. THANK YOU

1.     Opening                                                   Non-Voting    No vote

2.A    2005 report of the Management Board and preceding         Non-Voting    No vote
       advice by the Supervisory Board

2.B    2005 report of the Administration Office for              Non-Voting    No vote
       ordinary shares Vendor

2.C    Adopt the 2005 annual accounts                            Mgmt          For                            For

2.D    Dividend policy                                           Mgmt          For                            For

2.E    Approve to pay a dividend                                 Mgmt          For                            For

3.A    Grant discharge to the Members of the Board               Mgmt          For                            For
       of Management for the management

3.B    Grant discharge to the Members of the Supervisory         Mgmt          For                            For
       Board for the supervision thereof

4.     Corporate Governance                                      Non-Voting    No vote

5.A    Approve to extend the authority of the Management         Mgmt          For                            For
       Board to issue shares

5.B    Approve to extend the authority of the Management         Mgmt          For                            For
       Board to restrict or exclude the pre-emptive
       right to any issue of ordinary shares

6.     Grant authority to purchase  depository receipts          Mgmt          For                            For
       for  the Company s own shares

7.A    Appoint Mr. Giscard D Estaing as a Member of              Mgmt          For                            For
       the Supervisory Board

7.B    Appoint Ms. Hodson as a Member of the Supervisory         Mgmt          For                            For
       Board

8.     Re-appoint Mr. Salle as a Member of the Board             Mgmt          For                            For
       of Management

9.     Any other business                                        Non-Voting    No vote

10.    Closing                                                   Non-Voting    No vote




--------------------------------------------------------------------------------------------------------------------------
 VEOLIA ENVIRONNEMENT, PARIS                                                                 Agenda Number:  700919066
--------------------------------------------------------------------------------------------------------------------------
        Security:  F9686M107
    Meeting Type:  EGM
    Meeting Date:  02-May-2006
          Ticker:
            ISIN:  FR0000124141
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       A Verification Period exists in France.  Please           Non-Voting    No vote
       see http://ics.adp.com/marketguide for complete
       information.  Verification Period:  Registered
       Shares: 1 to 5 days prior to the meeting date,
       depends on company s by-laws.  Bearer Shares:
       6 days prior to the meeting date.    French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.       The following
       applies to Non-Resident Shareowners:      Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France
       maintains a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

O.1    Approve the report of the Chairman of the Board           Mgmt          For                            For
       of Directors on the Board works and the internal
       audit procedures, the Management of the Board
       of Directors  and the Auditors  general report,
       and the company s financial statements and
       the balance sheet for the year 2005, as presented

O.2    Approve the consolidated financial statements             Mgmt          For                            For
       for the said FY, in the form presented to the
       meeting

O.3    Approve the charges and expenses governed by              Mgmt          For                            For
       Article 39-4 of the French General Tax Code
       of EUR 2,250,785.00

O.4    Approve the recommendations of the Board of               Mgmt          For                            For
       Directors and resolves that the available income
       be appropriated as follows: earnings for the
       FY: EUR 388,429,495.00 prior retained earnings:
       EUR 699,982,668.00 i.e. an amount of: EUR 1,088,412,163.00 allocated to: legal reserve: EUR 19,421,475.00
       dividend: EUR 333,100,009.00 retained earnings:
       EUR 735,890,679.00 the shareholders will receive
       a net dividend of EUR 0.85 per share for each
       of the 391,882,364 shares entitled to the dividend,
       and will entitle to the 40% allowance and to
       a basic allowance, the dividend will be paid
       on 29 MAY 2006

O.5    Approve, pursuant to Article 39 of the amended            Mgmt          For                            For
       finance law for 2004, to transfer the balance
       of EUR 118,824,052.00 posted to the special
       reserve of long-term capital gains to the ordinary
       reserve account; the special tax resulting
       from this transfer amounts to EUR 2,970,601.00.
       after these transactions, the ordinary reserve
       account will amount to EUR 343,226,042.00

O.6    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       agreement referred to therein

O.7    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by Article L.225-38 of
       the French Commercial Code and approve the
       agreement referred to therein

O.8    Appoint Mr. Daniel Bouton as a Director for               Mgmt          For                            For
       a 6 year period

O.9    Appoint Mr. Jean-Francois Dehecq as a Director            Mgmt          For                            For
       for a 6 year period

O.10   Appoint Mr. Jean-Marc Espalioux as a Director             Mgmt          For                            For
       for a 6 year period

O.11   Appoint Mr. Paul Louis Girardot as a Director             Mgmt          For                            For
       for a 6 year period

O.12   Appoint Mr. Serge Michel as a Director for a              Mgmt          For                            For
       6 year period

O.13   Appoint Mr. Georges Ralli as a Director for               Mgmt          For                            For
       a 6-year period

O.14   Appoint Mr. Murray Stuart for a 6 year period             Mgmt          For                            For

O.15   Approve the total annual fees of EUR 770,000.00           Mgmt          For                            For
       to the Board of Directors Members

O.16   Authorize the Board of Directors to buy or buy            Mgmt          For                            For
       back the Company s shares on the open market,
       subject to the conditions described as fallows:
       maximum purchase price: EUR 60.00, maximum
       number of shares to be acquired: 10% of the
       share capital, i.e. 40,787,261 shares, maximum
       funds invested in the share buybacks: EUR 1,500,000,000.00;
       Authority expires at the end of 18-months
       ; it supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect; and to take all necessary measures
       and accomplish all necessary formalities

E.17   Authorize the Board of Directors, in order to             Mgmt          For                            For
       increase the share capital, in one or more
       occasions, in France or abroad, by way of issuing,
       with preferred subscription rights maintained,
       shares or securities giving access to the capital,
       to be subscribed either in cash or by the offsetting
       of debts, or by way of capitalizing reserves,
       profits or premiums; the maximal nominal amount
       of capital increases to be carried out under
       this delegation of authority shall not exceed
       EUR 1,000,000,000.00; it is worth noting that
       the overall maximum nominal amount of capital
       increases which may be carried out under this
       delegation of authority and the ones of Resolutions
       18, 19, 20, 21, 22, 23, 24 and 25 is set at
       EUR 2,220,000,000.00;  Authority expires at
       the end of 26-months  it supersedes, eventually,
       the fraction unused of any and all earlier
       delegations to the same effect; and to take
       all necessary measures and accomplish all necessary
       formalities

E.18   Authorize the Board of Directors in order to              Mgmt          Against                        Against
       increase the share capital, in one or more
       occasions, in France or abroad, by way of a
       public offering, through issuance, without
       preferred subscription rights, of shares or
       securities giving access to the capital or
       securities giving right to the allocation of
       debt securities, to be subscribed either in
       cash or by the offsetting of debts, or by way
       of capitalizing reserves, profits or premiums;
       these securities may be issued in consideration
       for securities tendered in a public exchange
       offer carried out in France or Abroad on securities
       complying with the conditions of Article L.225-148
       of the French Commercial Code; the maximal
       nominal amount of capital increases to be carried
       out under this delegation of authority shall
       not exceed EUR 400,000,000.00  Authority expires
       at the end of 26 months

E.19   Authorize the Board of Directors, to increase             Mgmt          For                            For
       the share capital, in one or more occasions,
       to a maximum nominal amount of EUR 370,000,000.oo
       by way of capitalizing reserves, profits, premiums
       or other means, provided that such capitalization
       is allowed by law and under the By-Laws, by
       issuing bonus shares or raising the par value
       of existing shares, or by a combination of
       these methods;  Authority expires at the end
       of 26-months ; and to take all necessary measures
       and accomplish all necessary formalities

E.20   Authorize the Board of Directors may decide               Mgmt          For                            For
       to increase the number of securities to be
       issued in the event of a capital increase in
       the event of a capital increase with preferential
       subscription right of shareholders, at the
       same price as the initial issue; within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of the initial issue;
       Authority expires at the end of 26-months

E.21   Authorize the Board op Directors may decide               Mgmt          Against                        Against
       to increase the number of securities to be
       issued in the event of a capital increase in
       the event of a capital increase without preferential
       subscription right of shareholders, at the
       same price as the initial issue, within 30
       days of the closing of the subscription period
       and up to a maximum of 15% of the initial issue;
       Authority expires at the end of 26-months

E.22   Approve the Board of Directors to increase the            Mgmt          Against                        Against
       share capital up to 10% of the share capital
       in consideration for the contribu11ons in kind
       granted to the company and comprised of capital
       securities or securities giving access to share
       capital;  authority expires at the end of 26-months
       it supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect

E.23   Authorize the Board of Directors, to increase             Mgmt          For                            For
       the share capital, on one or more occasions,
       by way of issuing, without preferred subscription
       rights; shares or securities giving access
       to the capital, in favor of the Members of
       one or several Company savings plans;  Authority
       expires at the end of 26-months ; and for an
       amount that shall not exceed EUR 15,000,000.00
       if supersedes, eventually, the fraction unused
       of any and all earlier delegations to the same
       effect; and to take all necessary measures
       and accomplish all necessary formalities

E.24   Authorize the Board of Directors to grant, in             Mgmt          For                            For
       one or more transactions, to employees and
       eventually, Corporate Officers of the Company
       and related the Companies, options giving the
       right either to subscribe for new shares in
       the Company to be issued through a share capital
       increase; or to purchase existing shares purchased
       by the company, it being provided that the
       options shall not give rights to a total number
       of shares, which shall exceed 1% of the share
       capital;  Authority expires at the end of 26-months
       ; and to take all necessary measures and accomplish
       all necessary formalities

E.25   Authorize the Board of Directors to grant, for            Mgmt          For                            For
       free, on one or more occasions, existing or
       future shares, in favor of the employees of
       the Company and related Companies and, or Corporate
       Officers or some of them, they may not represent
       more than 0.50% of the share capital;  Authority
       expires at the end of 26-months ; and to take
       all necessary measures and accomplish all necessary
       formalities

E.26   Authorize the Board of Directors to reduce the            Mgmt          For                            For
       share capital, on one or more occasions, by
       canceling all or part of self-held shares in
       accordance with Articles L.225-209 ET SEQ of
       the French Commercial Code, up to a maximum
       of 10% of the share capital over a 24-month
       period;  Authority expires at the end of 26-months
       ; and to take all necessary measures and accomplish
       all necessary formalities

E.27   Grant all power to the bearer of an original              Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by law

       PLEASE NOTE IN THE EVENT THE MEETING DOES NOT             Non-Voting    No vote
       REACH QUORUM, THERE WILL BE A SECOND CALL ON
       11 MAY 2006.  CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
       WILL REMAIN VALID FOR ALL CALLS UNLESS THE
       AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT
       YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM
       IS MET OR THE MEETING IS CANCELLED.  THANK
       YOU

       PLEASE NOTE THAT THIS IS A MIX MEETING. THANK             Non-Voting    No vote
       YOU

       PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE         Non-Voting    No vote
       IN THE NUMBERING OF THE RESOLUTIONS. IF YOU
       HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
       NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE
       TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
       YOU.




--------------------------------------------------------------------------------------------------------------------------
 VERIZON COMMUNICATIONS INC.                                                                 Agenda Number:  932454313
--------------------------------------------------------------------------------------------------------------------------
        Security:  92343V104
    Meeting Type:  Annual
    Meeting Date:  04-May-2006
          Ticker:  VZ
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       J.R. BARKER                                               Mgmt          For                            For
       R.L. CARRION                                              Mgmt          For                            For
       R.W. LANE                                                 Mgmt          For                            For
       S.O. MOOSE                                                Mgmt          For                            For
       J. NEUBAUER                                               Mgmt          For                            For
       D.T. NICOLAISEN                                           Mgmt          For                            For
       T.H. O'BRIEN                                              Mgmt          For                            For
       C. OTIS, JR.                                              Mgmt          For                            For
       H.B. PRICE                                                Mgmt          For                            For
       I.G. SEIDENBERG                                           Mgmt          For                            For
       W.V. SHIPLEY                                              Mgmt          For                            For
       J.R. STAFFORD                                             Mgmt          For                            For
       R.D. STOREY                                               Mgmt          For                            For

02     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED     Mgmt          For                            For
       ACCOUNTING FIRM

03     CUMULATIVE VOTING                                         Shr           For                            Against

04     MAJORITY VOTE REQUIRED FOR ELECTION OF DIRECTORS          Shr           For                            Against

05     COMPOSITION OF BOARD OF DIRECTORS                         Shr           Against                        For

06     DIRECTORS ON COMMON BOARDS                                Shr           Against                        For

07     SEPARATE CHAIRMAN AND CEO                                 Shr           Against                        For

08     PERFORMANCE-BASED EQUITY COMPENSATION                     Shr           Against                        For

09     DISCLOSURE OF POLITICAL CONTRIBUTIONS                     Shr           Against                        For




--------------------------------------------------------------------------------------------------------------------------
 VIVENDI UNIVERSAL                                                                           Agenda Number:  700907883
--------------------------------------------------------------------------------------------------------------------------
        Security:  F7063C114
    Meeting Type:  MIX
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  FR0000127771
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Registered Shares: 1 to 5 days prior to the               Non-Voting    No vote
       meeting date, depends on company s by-laws.Bearer
       Shares: 6 days prior to the meeting date. French
       Resident Shareowners must complete, sign and
       forward the Proxy Card directly to the sub
       custodian.  Please contact your Client Service
       Representative to obtain the necessary card,
       account details and directions.The following
       applies to Non-Resident Shareowners: Proxy
       Cards:  ADP will forward voting instructions
       to the Global Custodians that have become Registered
       Intermediaries, on ADP Vote Deadline Date.
       In capacity as Registered Intermediary, the
       Global Custodian will sign the Proxy Card and
       forward to the local custodian. If you are
       unsure whether your Global Custodian acts as
       Registered Intermediary, please contact ADP.
       Trades/Vote Instructions:  Since France maintains
       a Verification Period, for vote instructions
       submitted that have a trade transacted (sell)
       for either the full security position or a
       partial amount after the vote instruction has
       been submitted to ADP and the Global Custodian
       advises ADP of the position change via the
       account position collection process, ADP has
       a process in effect which will advise the Global
       Custodian of the new account position available
       for voting. This will ensure that the local
       custodian is instructed to amend the vote instruction
       and release the shares for settlement of the
       sale transaction.  This procedure pertains
       to sale transactions with a settlement date
       prior to Meeting Date + 1

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 284584 DUE TO CHANGE IN NUMBER OF RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

E.1    Approve to change the Company s Corporate name            Mgmt          For                            For
       and amend Article 1  form-Corporate name-legalization-term of the By-Laws as follows: the Corporate name
       is Vivendi, replacing Vivendi Universal

O.2    Receive the report of the Executive Committee             Mgmt          For                            For
       and the Auditors  one and approve the Company
       s financial statements and the balance sheet
       for the YE in 2005, as presented

O.3    Receive the reports of the Executive and the              Mgmt          For                            For
       Auditors  and approve the consolidated financial
       statements for the said FY, in the form presented
       in the meeting

O.4    Receive the special report of the Auditors on             Mgmt          For                            For
       agreements governed by the Article L. 225-86
       of the French Commercial Code and approve the
       agreements referred to therein

O.5    Approve the recommendation of the Executive               Mgmt          For                            For
       Committee and resolve the distributable income
       for the FY be appropriated as follows: origins
       income for the FY: EUR 6,675,241,474.31, prior
       retained earnings: EUR 5,110,752,302.45, total:
       EUR 11,785,993,776.76, allocation legal reserve:
       EUR 248,892,162.85, total dividend: EUR 1,146,735,727.00,
       retained earnings: EUR 10,390,365,886.91; the
       shareholders will receive a net dividend of
       EUR 1.00 per share and will entitle natural
       persons to the 40% allowance; this dividend
       will be paid on 04 MAY 2006 as required by
       the Law

O.6    Approve to renew the appointment of Mr. Fernando          Mgmt          For                            For
       Falco Y Fernandez De Cordova as a Member of
       the Supervisory Board for a 4-year period

O.7    Approve to renew the appointment of Mr. Gabriel           Mgmt          For                            For
       Hawawini as a Member of the Supervisory Board
       for a 4-year period

O.8    Approve to renew the appointment of Company               Mgmt          For                            For
       Barbier Frinault Et Autres as a Statutory Auditor
       for a 6-year period

O.9    Appoint the Company Auditex as a Deputy Auditor           Mgmt          For                            For
       for a 6-year period by replacing Mr. Maxime
       Petiet

O.10   Authorize the Executive Committee to buyback              Mgmt          For                            For
       the Company s shares on the open market in
       on or several times, including in a period
       of a public offer, subject to the conditions
       described below: maximum purchase price: EUR
       35.00, maximum number of shares to be acquired:
       10% of the share capital, total funds invested
       in the share buybacks: EUR 2,980,000,000.00;
       Authority expires at the end of 18 months
       and approve to delegate all powers to the
       Executive Committee to take all necessary measures
       and accomplish all necessary formalities; and
       this authorization supersedes, for the remaining
       period, the one granted by the Shareholders
       meeting of 28 APR 2005

O.11   Authorize the Executive Committee to reduce               Mgmt          For                            For
       the share capital, on one or more occasion
       and at its sole discretion, by canceling all
       or part of the shares held by the Company in
       connection with a stock repurchase plan, up
       to a maximum of 10% of the share capital over
       a 24 month period; and approve to delegate
       all powers to the Executive Committee to take
       all necessary measures and accomplish all necessary
       formalities

O.12   Grant all powers to the bearer of an original,            Mgmt          For                            For
       a copy or extract of the minutes of this meeting
       to carry out all filings, publications and
       other formalities prescribed by the Law




--------------------------------------------------------------------------------------------------------------------------
 VODAFONE GROUP PLC NEW                                                                      Agenda Number:  700766249
--------------------------------------------------------------------------------------------------------------------------
        Security:  G93882101
    Meeting Type:  AGM
    Meeting Date:  26-Jul-2005
          Ticker:
            ISIN:  GB0007192106
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the report of the Directors and financial         Mgmt          For                            For
       statements for the year ended 31 MAR 2005

2.     Re-elect Lord MacLaurin of Knebworth, DL, as              Mgmt          For                            For
       a Director of the Company who retires voluntarily

3.     Re-elect Mr. Paul Hazen as a Director of the              Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

4.     Re-elect Mr. Arun Sarin as a Director of the              Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

5.     Re-elect Sir Julian Horn-Smith as a Director              Mgmt          For                            For
       of the Company, who retires voluntarily

6.     Re-elect Mr. Peter Bamford as a Director of               Mgmt          For                            For
       the Company, who retires voluntarily

7.     Re-elect Mr. Thomas Geitner as a Director of              Mgmt          For                            For
       the Company, who retires voluntarily

8.     Re-elect Dr. Michael Boskin as a Director of              Mgmt          For                            For
       the Company, who retires in accordance with
       the Company's Articles of Association

9.     Re-elect Mr. Lord Broers as a Director of the             Mgmt          For                            For
       Company, who retires voluntarily

10.    Re-elect Mr. John Buchanan as a Director of               Mgmt          For                            For
       the Company, who retires voluntarily

11.    Re-elect Mr. Penny Hughes as a Director of the            Mgmt          For                            For
       Company, who retires in accordance with the
       Company's Articles of Association

12.    Re-elect Professor Jurgen Schrempp as a Director          Mgmt          For                            For
       of the Company, who retires voluntarily

13.    Re-elect Mr. Luc Vandevelde as a Director of              Mgmt          For                            For
       the Company, who retires voluntarily

14.    Elect Sir John Bond as a Director of the Company,         Mgmt          For                            For
       who retires in accordance with the Company's
       Articles of Association

15.    Elect Mr. Andrew Halford as a Director of the             Mgmt          For                            For
       Company

16.    Declare a final dividend recommended by the               Mgmt          For                            For
       Directors of 2.16p per ordinary share for the
       year ended 31 MAR 2005 payable on the ordinary
       shares of the Company to all members whose
       names appeared on the Register of Members on
       03 JUN 2005 and that such dividend be paid
       on 05 AUG 2005

17.    Approve the remuneration report of the Board              Mgmt          For                            For
       for the year ended 31 MAR 2005

18.    Re-appoint Deloitte & Touche LLP as the Auditors          Mgmt          For                            For
       to the Company until the next AGM

19.    Authorize the Audit Committee to determine the            Mgmt          For                            For
       remuneration of the Auditors

20.    Authorize the Company and any Company which               Mgmt          For                            For
       is or becomes a subsidiary of the Company during
       the period to which this Resolution relates,
       for the purposes of Part XA of the Companies
       Act 1985 to: i) make Donations to EU Political
       Organizations not exceeding GBP 50,000 in total;
       and ii) to incur EU Political Expenditure not
       exceeding GBP 50,000 in total, during the period
       ending on the date of the Company's AGM in
       2006; for the purposes of this Resolution,
       the expressions 'Donations', 'EU Political
       Organizations' and 'EU Political Expenditure'
       have the meanings set out in Part XA of the
       Companies Act 1985  as amended by the Political
       Parties, Elections and Referendums Act 2000

21.    Approve to renew the authority conferred on               Mgmt          For                            For
       the Directors by Article 16.2 of the Company's
       Articles of Association for this purpose: the
       Section 80 amount be USD 900,000,000; and the
       prescribed period be the period ending on the
       date of the AGM in 2006 or on 26 OCT 2006,
       whichever is the earlier

S.22   Approve, subject to the passing of Resolution             Mgmt          For                            For
       21, to renew the power conferred on the Directors
       by Article 16.3 of the Company's Articles of
       Association for the prescribed period specified
       in Resolution 21 and for such period the Section
       89 amount be USD 320,000,000 with such amount
       including the sale of ordinary shares held
       in treasury

S.23   Authorize the Company, for the purposes of Section        Mgmt          For                            For
       166 of the Companies Act 1985, to make market
       purchases  as defined in Section 163 of that
       Act  of ordinary shares of USD 0.10 each in
       the capital of the Company provided that: the
       maximum aggregate number of ordinary shares
       which may be purchased is 6,400,000,000; the
       minimum price which may be paid for each ordinary
       share is USD 0.10; the maximum price  excluding
       expenses  which may be paid for any ordinary
       share is an amount equal to 105% of the average
       of the middle market quotation of the Company's
       ordinary shares as derived from the Official
       List of the London Stock Exchange for the five
       business days immediately preceding the day
       on which such share is contracted to be purchased;
       and this authority shall expire at the conclusion
       of the AGM of the Company held in 2006 or on
       26 OCT 2006, whichever is the earlier, unless
       such authority is renewed prior to that time
       except in relation to the purchase of ordinary
       shares the contract for which was concluded
       before the expiry of such authority and which
       might be executed wholly or partly after such
       expiry

S.24   Approve that the Company's Memorandum of Association      Mgmt          For                            For
       be amended to add the following object 24:
       "(24) To provide a Director with funds to meet
       reasonable expenditure incurred or to be incurred
       by him in defending any civil or criminal proceedings,
       or in connection with any application under
       those provisions of the Companies Act 1985
       referred to in section 337A of that Act, and
       to do anything to enable a Director to avoid
       incurring such reasonable expenditure, to the
       extent permitted by law.'; and the following
       additional bullet point be added to Article
       110.2 to allow Directors to vote on the issue
       of indemnification and funding of Directors'
       defence costs: 'any proposal relating to: (i)
       the granting of an indemnity to Directors;
       or (ii) the funding of reasonable expenditure
       by one or more Directors in defending civil
       or criminal proceedings, or in connection with
       any application under the provisions of the
       Companies Act 1985 referred to in Section 337A(2)
       of that Act; or (iii) the doing of anything
       to enable such a Director or Directors to avoid
       incurring such expenditure, by the Company
       or any of its subsidiary undertakings.'; and
       that Article 152.2 of the Company's Articles
       of Association be amended to read as follows:
       'So far as the Companies Acts allow, the Secretary
       and other officers of the Company are exempted
       from any liability to the Company where that
       liability would be covered by the indemnity
       in Article 152.1.' and that the following Article
       152.3 be inserted into the Company's Articles
       of Association; 'So far as the Companies Acts
       allow, the Company or any of its subsidiary
       undertakings may: (i) provide a Director with
       funds to meet expenditure incurred or to be
       incurred by him in defending any civil or criminal
       proceedings, or in connection with any application
       under the provisions of the Companies Act 1985
       referred to in Section 337A(2) of that Act;
       and (ii) may do anything to enable a Director
       to avoid incurring such expenditure, but so
       that the terms set out in Section 337A(4) of
       that Act shall apply to any such provision
       of funds or other things done'

25.    Approve the Vodafone Global Incentive Plan                Mgmt          For                            For
       the "Plan"  and authorize the Directors to
       take all actions that they consider necessary
       or desirable to implement and establish the
       Plan; and to implement and establish further
       plans based on the Plan modified to take account
       of local tax, exchange controls or securities
       laws in overseas territories, provided that
       any shares made available under such further
       plans are treated as counting against any limits
       on individual or overall participation under
       the Plan




--------------------------------------------------------------------------------------------------------------------------
 WACHOVIA CORPORATION                                                                        Agenda Number:  932449677
--------------------------------------------------------------------------------------------------------------------------
        Security:  929903102
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  WB
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       WILLIAM H. GOODWIN, JR*                                   Mgmt          For                            For
       ROBERT A. INGRAM*                                         Mgmt          For                            For
       MACKEY J. MCDONALD*                                       Mgmt          For                            For
       LANTY L. SMITH*                                           Mgmt          For                            For
       RUTH G. SHAW*                                             Mgmt          For                            For
       ERNEST S. RADY**                                          Mgmt          For                            For

02     A WACHOVIA PROPOSAL TO RATIFY THE APPOINTMENT             Mgmt          For                            For
       OF KPMG LLP AS AUDITORS FOR THE YEAR 2006.

03     A STOCKHOLDER PROPOSAL REGARDING FUTURE SEVERANCE         Shr           For                            Against
       ARRANGEMENTS.

04     A STOCKHOLDER PROPOSAL REGARDING REPORTING OF             Shr           Against                        For
       POLITICAL CONTRIBUTIONS.

05     A STOCKHOLDER PROPOSAL REGARDING SEPARATING               Shr           Against                        For
       THE OFFICES OF CHAIRMAN AND CHIEF EXECUTIVE
       OFFICER.

06     A STOCKHOLDER PROPOSAL REGARDING MAJORITY VOTING          Shr           Against                        For
       IN DIRECTOR ELECTIONS.




--------------------------------------------------------------------------------------------------------------------------
 WAL-MART STORES, INC.                                                                       Agenda Number:  932506059
--------------------------------------------------------------------------------------------------------------------------
        Security:  931142103
    Meeting Type:  Annual
    Meeting Date:  02-Jun-2006
          Ticker:  WMT
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       AIDA M. ALVAREZ                                           Mgmt          For                            For
       JAMES W. BREYER                                           Mgmt          For                            For
       M. MICHELE BURNS                                          Mgmt          For                            For
       JAMES I. CASH, JR.                                        Mgmt          For                            For
       DOUGLAS N. DAFT                                           Mgmt          For                            For
       DAVID D. GLASS                                            Mgmt          For                            For
       ROLAND A. HERNANDEZ                                       Mgmt          For                            For
       H. LEE SCOTT, JR.                                         Mgmt          For                            For
       JACK C. SHEWMAKER                                         Mgmt          For                            For
       JIM C. WALTON                                             Mgmt          For                            For
       S. ROBSON WALTON                                          Mgmt          For                            For
       CHRISTOPHER J. WILLIAMS                                   Mgmt          For                            For
       LINDA S. WOLF                                             Mgmt          For                            For

02     RATIFICATION OF INDEPENDENT ACCOUNTANTS.                  Mgmt          For                            For

03     A SHAREHOLDER PROPOSAL REGARDING HUMANE POULTRY           Shr           Against                        For
       SLAUGHTER

04     A SHAREHOLDER PROPOSAL REGARDING A POLITICAL              Shr           Against                        For
       CONTRIBUTIONS REPORT

05     A SHAREHOLDER PROPOSAL REGARDING A DIRECTOR               Shr           For                            Against
       ELECTION MAJORITY VOTE STANDARD

06     A SHAREHOLDER PROPOSAL REGARDING A SUSTAINABILITY         Shr           Against                        For
       REPORT

07     A SHAREHOLDER PROPOSAL REGARDING COMPENSATION             Shr           Against                        For
       DISPARITY

08     A SHAREHOLDER PROPOSAL REGARDING AN EQUITY COMPENSATION   Shr           Against                        For
       GLASS CEILING REPORT




--------------------------------------------------------------------------------------------------------------------------
 WASHINGTON MUTUAL, INC.                                                                     Agenda Number:  932456002
--------------------------------------------------------------------------------------------------------------------------
        Security:  939322103
    Meeting Type:  Annual
    Meeting Date:  18-Apr-2006
          Ticker:  WM
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       KERRY K. KILLINGER*                                       Mgmt          For                            For
       THOMAS C. LEPPERT*                                        Mgmt          For                            For
       CHARLES M. LILLIS*                                        Mgmt          For                            For
       MICHAEL K. MURPHY*                                        Mgmt          For                            For
       ORIN C. SMITH*                                            Mgmt          For                            For
       REGINA MONTOYA**                                          Mgmt          For                            For

02     COMPANY PROPOSAL TO RATIFY THE APPOINTMENT OF             Mgmt          For                            For
       DELOITTE & TOUCHE LLP AS THE COMPANY S INDEPENDENT
       AUDITORS FOR 2006

03     TO APPROVE THE WASHINGTON MUTUAL, INC. AMENDED            Mgmt          Against                        Against
       AND RESTATED 2003 EQUITY INCENTIVE PLAN, INCLUDING
       AN INCREASE IN THE NUMBER OF SHARES THAT MAY
       BE SUBJECT TO AWARDS MADE THEREUNDER

04     TO APPROVE THE WASHINGTON MUTUAL, INC. EXECUTIVE          Mgmt          Against                        Against
       INCENTIVE COMPENSATION PLAN

05     TO APPROVE THE COMPANY PROPOSAL TO AMEND THE              Mgmt          For                            For
       WASHINGTON MUTUAL, INC. ARTICLES OF INCORPORATION
       (AS AMENDED) TO DECLASSIFY THE BOARD OF DIRECTORS
       AND ESTABLISH ANNUAL ELECTIONS FOR ALL COMPANY
       DIRECTORS COMMENCING WITH THE 2007 ANNUAL MEETING,
       RATHER THAN THE CURRENT STAGGERED THREE-YEAR
       TERMS

06     SHAREHOLDER PROPOSAL RELATING TO DISCLOSURE               Shr           Against                        For
       OF THE COMPANY S POLITICAL CONTRIBUTIONS




--------------------------------------------------------------------------------------------------------------------------
 WELLPOINT, INC.                                                                             Agenda Number:  932490941
--------------------------------------------------------------------------------------------------------------------------
        Security:  94973V107
    Meeting Type:  Annual
    Meeting Date:  16-May-2006
          Ticker:  WLP
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LENOX D. BAKER JR., MD                                    Mgmt          For                            For
       SUSAN B. BAYH                                             Mgmt          For                            For
       LARRY C. GLASSCOCK                                        Mgmt          For                            For
       JULIE A. HILL                                             Mgmt          For                            For
       RAMIRO G. PERU                                            Mgmt          For                            For

02     TO APPROVE THE PROPOSED WELLPOINT 2006 INCENTIVE          Mgmt          For                            For
       COMPENSATION PLAN.

03     TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP            Mgmt          For                            For
       AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING
       FIRM FOR THE COMPANY FOR 2006.




--------------------------------------------------------------------------------------------------------------------------
 WELLS FARGO & COMPANY                                                                       Agenda Number:  932450618
--------------------------------------------------------------------------------------------------------------------------
        Security:  949746101
    Meeting Type:  Annual
    Meeting Date:  25-Apr-2006
          Ticker:  WFC
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       LLOYD H. DEAN                                             Mgmt          For                            For
       SUSAN E. ENGEL                                            Mgmt          For                            For
       ENRIQUE HERNANDEZ, JR.                                    Mgmt          For                            For
       ROBERT L. JOSS                                            Mgmt          For                            For
       RICHARD M. KOVACEVICH                                     Mgmt          For                            For
       RICHARD D. MCCORMICK                                      Mgmt          For                            For
       CYNTHIA H. MILLIGAN                                       Mgmt          For                            For
       NICHOLAS G. MOORE                                         Mgmt          For                            For
       PHILIP J. QUIGLEY                                         Mgmt          For                            For
       DONALD B. RICE                                            Mgmt          For                            For
       JUDITH M. RUNSTAD                                         Mgmt          For                            For
       STEPHEN W. SANGER                                         Mgmt          For                            For
       SUSAN G. SWENSON                                          Mgmt          For                            For
       MICHAEL W. WRIGHT                                         Mgmt          For                            For

02     PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP AS             Mgmt          For                            For
       INDEPENDENT AUDITORS FOR 2006.

03     STOCKHOLDER PROPOSAL REGARDING A DIRECTOR ELECTION        Shr           Against                        For
       BY-LAW AMENDMENT.

04     STOCKHOLDER PROPOSAL REGARDING SEPARATION OF              Shr           Against                        For
       BOARD CHAIR AND CEO POSITIONS.

05     STOCKHOLDER PROPOSAL REGARDING DIRECTOR COMPENSATION.     Shr           Against                        For

06     STOCKHOLDER PROPOSAL REGARDING A REPORT ON HOME           Shr           Against                        For
       MORTGAGE DISCLOSURE ACT (HMDA) DATA.




--------------------------------------------------------------------------------------------------------------------------
 WESFARMERS LTD                                                                              Agenda Number:  700816955
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q95870103
    Meeting Type:  AGM
    Meeting Date:  08-Nov-2005
          Ticker:
            ISIN:  AU000000WES1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial statements              Non-Voting    No vote
       and the reports of the Directors and of the
       Auditors for the YE 30 JUN 2005

2ai    Re-elect Mr. T.R. Eastwood as a Director, who             Mgmt          For                            For
       retires by rotation in accordance with the
       Company s Constitution

2aii   Re-elect Mr. R.D. Lester as a Director, who               Mgmt          For                            For
       retires by rotation in accordance with the
       Company s Constitution

2aiii  Re-elect Mr. G.T. Tilbrook as a Director, who             Mgmt          For                            For
       retires by rotation in accordance with the
       Company s Constitution

2.b    Adopt the remuneration report for the YE 30               Mgmt          For                            For
       JUN 2005




--------------------------------------------------------------------------------------------------------------------------
 WESTPAC BANKING CORP                                                                        Agenda Number:  700835044
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q97417101
    Meeting Type:  AGM
    Meeting Date:  15-Dec-2005
          Ticker:
            ISIN:  AU000000WBC1
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the annual financial report, the Directors        Non-Voting    No vote
       report and the audit report of the Westpac
       for the YE 30 SEP 2005

2.a    Re-elect Mr. Leonard Andrew Davis as a Director,          Mgmt          For                            For
       who retires in accordance with Articles 9.2
       and 9.3 of the Constitution

2.b    Re-elect Mr. David Alexander Crawford as a Director,      Mgmt          For                            For
       who retires in accordance with Articles 9.2
       and 9.3 of the Constitution

S.3    Amend Article 9.1 of the Constitution                     Mgmt          For                            For

4.     Adopt the annual remuneration report for Westpac          Mgmt          For                            For
       for the YE 30 SEP 2005




--------------------------------------------------------------------------------------------------------------------------
 WEYERHAEUSER COMPANY                                                                        Agenda Number:  932449665
--------------------------------------------------------------------------------------------------------------------------
        Security:  962166104
    Meeting Type:  Annual
    Meeting Date:  20-Apr-2006
          Ticker:  WY
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       RICHARD F. HASKAYNE                                       Mgmt          For                            For
       DONALD F. MAZANKOWSKI                                     Mgmt          For                            For
       NICOLE W. PIASECKI                                        Mgmt          For                            For

02     SHAREHOLDER PROPOSAL ON DIRECTOR ELECTION BY              Shr           For                            Against
       MAJORITY

03     SHAREHOLDER PROPOSAL ON MAJORITY VOTE                     Shr           For                            Against

04     SHAREHOLDER PROPOSAL ON EXECUTIVE COMPENSATION            Shr           Against                        For

05     SHAREHOLDER PROPOSAL ON FOREST STEWARDSHIP COUNCIL        Shr           Against                        For
       (FSC) CERTIFICATION

06     SHAREHOLDER PROPOSAL ON AN INDEPENDENT CHAIRMAN           Shr           Against                        For

07     APPROVAL, ON AN ADVISORY BASIS, OF THE APPOINTMENT        Mgmt          For                            For
       OF AUDITORS




--------------------------------------------------------------------------------------------------------------------------
 WILLIAM HILL PLC                                                                            Agenda Number:  700927568
--------------------------------------------------------------------------------------------------------------------------
        Security:  G9645P117
    Meeting Type:  AGM
    Meeting Date:  18-May-2006
          Ticker:
            ISIN:  GB0031698896
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive the Directors  report and the account             Mgmt          For                            For
       for the 52 weeks ended 27 DEC 2005

2.     Approve the Directors  remuneration report                Mgmt          For                            For

3.     Declare a final dividend of 12.2 pence per ordinary       Mgmt          For                            For
       share

4.     Re-elect Mr. David Harding as a Director                  Mgmt          For                            For

5.     Re-elect Mr. Barry Gibson as a Director                   Mgmt          For                            For

6.     Elect Mr. Simon Lane as a Director                        Mgmt          For                            For

7.     Re-appoint Deloitte & Touche LLP as the Company           Mgmt          For                            For
       s Auditors

8.     Authorize the Directors to determine the Auditors         Mgmt          For                            For
       remuneration

9.     Approve to renew the Directors  authority to              Mgmt          For                            For
       allot relevant securities up to a maximum nominal
       amount of GBP 12,503,202 representing one-third
       of the Company s issued share capital at 30
       MAR 2006

10.    Authorize the Company to make donations to EU             Mgmt          For                            For
       political organizations not exceeding GBP 35,000
       in total and to incur EU political expenditure
       not exceeding GBP 35,000 in total

11.    Authorize the William Hill Organization Limited           Mgmt          For                            For
       to make donations to EU political organizations
       not exceeding GBP 35,000 in total and to incur
       EU political expenditure not exceeding GBP
       35,000 in total

S.12   Approve to renew the Directors authority to               Mgmt          Against                        Against
       allot equity securities for cash, pursuant
       to the authority in Resolution 9 and Section
       95 of the Companies Act 1985 up to a maximum
       nominal amount of GBP 1,875,480

S.13   Approve to renew the Company s authority to               Mgmt          For                            For
       make market purchases of ordinary shares subject
       to certain conditions as specified

S.14   Adopt a formula limit the Company s borrowing             Mgmt          For                            For
       powers by amend the Article 137 of the Company
       s Articles of Association as specified




--------------------------------------------------------------------------------------------------------------------------
 WILLIS GROUP HOLDINGS LIMITED                                                               Agenda Number:  932457915
--------------------------------------------------------------------------------------------------------------------------
        Security:  G96655108
    Meeting Type:  Annual
    Meeting Date:  26-Apr-2006
          Ticker:  WSH
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       GORDON M. BETHUNE                                         Mgmt          For                            For
       WILLIAM W. BRADLEY                                        Mgmt          For                            For
       JOSEPH A. CALIFANO, JR.                                   Mgmt          For                            For
       ERIC G. FRIBERG                                           Mgmt          For                            For
       SIR ROY GARDNER                                           Mgmt          For                            For
       PERRY GOLKIN                                              Mgmt          For                            For
       SIR JEREMY HANLEY                                         Mgmt          For                            For
       PAUL M. HAZEN                                             Mgmt          For                            For
       WENDY E. LANE                                             Mgmt          For                            For
       JAMES F. MCCANN                                           Mgmt          For                            For
       JOSEPH J. PLUMERI                                         Mgmt          For                            For
       DOUGLAS B. ROBERTS                                        Mgmt          For                            For

02     REAPPOINTMENT AND REMUNERATION OF DELOITTE &              Mgmt          For                            For
       TOUCHE AS INDEPENDENT AUDITORS.




--------------------------------------------------------------------------------------------------------------------------
 WOOLWORTHS LTD                                                                              Agenda Number:  700824609
--------------------------------------------------------------------------------------------------------------------------
        Security:  Q98418108
    Meeting Type:  AGM
    Meeting Date:  25-Nov-2005
          Ticker:
            ISIN:  AU000000WOW2
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the financial reports of              Mgmt          For                            For
       the Company and the consolidated entity and
       the declaration by the Directors and the reports
       of the Directors and the Auditors thereon for
       the financial period ended 26 JUN 2005

2.     Adopt the remuneration report of the Company              Mgmt          For                            For
       for the FYE 26 JUN 2005

3.a    Re-elect Mr. Lean Michael L Huillier as a Director,       Mgmt          For                            For
       who retires by rotation in accordance with
       Article 10.3 of the Company s Constitution

3.b    Re-elect Dr. Roderick Sheldon Deane as a Director,        Mgmt          For                            For
       who retires by rotation in accordance with
       Article 10.3 of the Company s Constitution

4.     Approve, in accordance with Australian Stock              Mgmt          For                            For
       Exchange Limited Listing Rule 10.17 and the
       Company s Constitution the aggregate maximum
       amount of the remuneration of the Non-Executive
       Director be increased by AUD 500,000 per annum
       to AUD 1,750,000 per annum




--------------------------------------------------------------------------------------------------------------------------
 WOORI FINANCE HOLDINGS CO LTD                                                               Agenda Number:  700889504
--------------------------------------------------------------------------------------------------------------------------
        Security:  Y9695X119
    Meeting Type:  AGM
    Meeting Date:  28-Mar-2006
          Ticker:
            ISIN:  KR7053000006
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 283291 DUE TO ADDITION OF A RESOLUTION.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Approve the 5th financial statement  01 JAN               Mgmt          For                            For
       2005 to 31 DEC 2005 , the balance sheet, the
       income statement, disposition of the retained
       earnings

2.1    Elect Mr. Je-Hoon Lee as an External Director,            Mgmt          For                            For
       who will become the Member of the Audit Committee

2.2    Elect Mr. Sung-Tae Noh as an External Director            Mgmt          For                            For
       who will become the Member of the Audit Committee

2.3    Elect Mr. Woon-Yeol Choi as an External Director          Mgmt          For                            For
       who will become the Member of the Audit Committee

2.4    Elect Mr. Jung-Suk Moon as an External Director           Mgmt          For                            For
       who will become the Member of the Audit Committee

2.5    Elect Mr. Sung-Hwan Bae as an External Director,          Mgmt          For                            For
       who will become the Member of the Audit Committee

2.6    Elect Mr. Bong-Su Park as an External Director,           Mgmt          For                            For
       who will become the Member of the Audit Committee

3.     Approve the remuneration limit for the Directors          Mgmt          For                            For




--------------------------------------------------------------------------------------------------------------------------
 WYETH                                                                                       Agenda Number:  932450783
--------------------------------------------------------------------------------------------------------------------------
        Security:  983024100
    Meeting Type:  Annual
    Meeting Date:  27-Apr-2006
          Ticker:  WYE
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       R. ESSNER                                                 Mgmt          For                            For
       J.D. FEERICK                                              Mgmt          For                            For
       F.D. FERGUSSON                                            Mgmt          For                            For
       V.F. GANZI                                                Mgmt          For                            For
       R. LANGER                                                 Mgmt          For                            For
       J.P. MASCOTTE                                             Mgmt          For                            For
       M.L. POLAN                                                Mgmt          For                            For
       G.L. ROGERS                                               Mgmt          For                            For
       I.G. SEIDENBERG                                           Mgmt          For                            For
       W.V. SHIPLEY                                              Mgmt          For                            For
       J.R. TORELL III                                           Mgmt          For                            For

02     RATIFY INDEPENDENT REGISTERED PUBLIC ACCOUNTING           Mgmt          For                            For
       FIRM

03     ADOPT NON-EMPLOYEE DIRECTOR STOCK INCENTIVE               Mgmt          For                            For
       PLAN

04     LIMITING SUPPLY OF PRESCRIPTION DRUGS IN CANADA           Shr           Against                        For

05     DISCLOSURE OF POLITICAL CONTRIBUTIONS                     Shr           Against                        For

06     DISCLOSURE OF ANIMAL WELFARE POLICY                       Shr           Against                        For

07     ELECTION OF DIRECTORS BY MAJORITY VOTE                    Shr           For                            Against

08     SEPARATING ROLES OF CHAIRMAN & CEO                        Shr           For                            Against

09     ADOPTION OF SIMPLE MAJORITY VOTE                          Shr           For                            Against




--------------------------------------------------------------------------------------------------------------------------
 XCEL ENERGY INC.                                                                            Agenda Number:  932469198
--------------------------------------------------------------------------------------------------------------------------
        Security:  98389B100
    Meeting Type:  Annual
    Meeting Date:  17-May-2006
          Ticker:  XEL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       C. CONEY BURGESS                                          Mgmt          For                            For
       FREDRIC W. CORRIGAN                                       Mgmt          For                            For
       RICHARD K. DAVIS                                          Mgmt          For                            For
       ROGER R. HEMMINGHAUS                                      Mgmt          For                            For
       A. BARRY HIRSCHFELD                                       Mgmt          For                            For
       RICHARD C. KELLY                                          Mgmt          For                            For
       DOUGLAS W. LEATHERDALE                                    Mgmt          For                            For
       ALBERT F. MORENO                                          Mgmt          For                            For
       DR. MARGARET R. PRESKA                                    Mgmt          For                            For
       A. PATRICIA SAMPSON                                       Mgmt          For                            For
       RICHARD H. TRULY                                          Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE            Mgmt          For                            For
       LLP AS XCEL ENERGY INC S PRINCIPAL ACCOUNTANTS
       FOR 2006.

03     SHAREHOLDER PROPOSAL TO SEPARATE THE ROLES OF             Shr           Against                        For
       CHAIRMAN OF THE BOARD AND THE CHIEF EXECUTIVE
       OFFICER.




--------------------------------------------------------------------------------------------------------------------------
 XL CAPITAL LTD                                                                              Agenda Number:  932467409
--------------------------------------------------------------------------------------------------------------------------
        Security:  G98255105
    Meeting Type:  Annual
    Meeting Date:  28-Apr-2006
          Ticker:  XL
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       DALE R. COMEY                                             Mgmt          For                            For
       BRIAN M. O'HARA                                           Mgmt          For                            For
       JOHN T. THORNTON                                          Mgmt          For                            For

02     TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS       Mgmt          For                            For
       LLP, NEW YORK, NEW YORK TO ACT AS THE INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
       FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

03     IN THEIR DISCRETION, UPON OTHER MATTERS THAT              Mgmt          For                            For
       MAY PROPERLY COME BEFORE THE MEETING OR ANY
       ADJOURNMENTS THEREOF.




--------------------------------------------------------------------------------------------------------------------------
 YAHOO! INC.                                                                                 Agenda Number:  932512266
--------------------------------------------------------------------------------------------------------------------------
        Security:  984332106
    Meeting Type:  Annual
    Meeting Date:  25-May-2006
          Ticker:  YHOO
            ISIN:
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

01     DIRECTOR
       TERRY S. SEMEL                                            Mgmt          For                            For
       JERRY YANG                                                Mgmt          For                            For
       ROY J. BOSTOCK                                            Mgmt          For                            For
       RONALD W. BURKLE                                          Mgmt          For                            For
       ERIC HIPPEAU                                              Mgmt          For                            For
       ARTHUR H. KERN                                            Mgmt          For                            For
       VYOMESH JOSHI                                             Mgmt          For                            For
       ROBERT A. KOTICK                                          Mgmt          For                            For
       EDWARD R. KOZEL                                           Mgmt          For                            For
       GARY L. WILSON                                            Mgmt          For                            For

02     AMENDMENT OF THE 1996 DIRECTORS  STOCK OPTION             Mgmt          For                            For
       PLAN.

03     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED     Mgmt          For                            For
       PUBLIC ACCOUNTING FIRM.




--------------------------------------------------------------------------------------------------------------------------
 YAMADA DENKI CO.,LTD.                                                                       Agenda Number:  700949576
--------------------------------------------------------------------------------------------------------------------------
        Security:  J95534103
    Meeting Type:  AGM
    Meeting Date:  29-Jun-2006
          Ticker:
            ISIN:  JP3939000000
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       Please note this announcement is being provided           Non-Voting    No vote
       to inform you that the true agenda has been
       released and is available for your review.
       (Please refer to the attached PDF files.)

1.     Approve Appropriation of Profits: Term-End Dividend       Mgmt          For                            *
       - Ordinary Dividend JPY 25, Corporate Officers
       bonuses JPY 108,641,250 (including JPY 4,861,350
       to the Corporate Auditors)

2.     Amend the Articles of Incorporation: Approve              Mgmt          Against                        *
       Revisions Related to the New Commercial Code,
       Increase Authorized Capital

3.1    Elect a Director                                          Mgmt          For                            *

3.2    Elect a Director                                          Mgmt          For                            *

3.3    Elect a Director                                          Mgmt          For                            *

3.4    Elect a Director                                          Mgmt          For                            *

3.5    Elect a Director                                          Mgmt          For                            *

3.6    Elect a Director                                          Mgmt          For                            *

3.7    Elect a Director                                          Mgmt          For                            *

3.8    Elect a Director                                          Mgmt          For                            *

3.9    Elect a Director                                          Mgmt          For                            *

3.10   Elect a Director                                          Mgmt          For                            *

3.11   Elect a Director                                          Mgmt          For                            *

3.12   Elect a Director                                          Mgmt          For                            *

3.13   Elect a Director                                          Mgmt          For                            *

3.14   Elect a Director                                          Mgmt          For                            *

4.     Appoint a Corporate Auditor                               Mgmt          For                            *

5.     Amend the Compensation to be received by  Directors       Mgmt          For                            *

6.     Amend the Compensation to be received by Corporate        Mgmt          For                            *
       Auditors

7.     Approve Provision of Retirement Allowance for             Mgmt          Abstain                        *
       Directors and Corporate Auditors




--------------------------------------------------------------------------------------------------------------------------
 YARA INTERNATIONAL ASA                                                                      Agenda Number:  700933927
--------------------------------------------------------------------------------------------------------------------------
        Security:  R9900C106
    Meeting Type:  AGM
    Meeting Date:  11-May-2006
          Ticker:
            ISIN:  NO0010208051
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       IMPORTANT MARKET PROCESSING REQUIREMENT: A BENEFICIAL     Non-Voting    No vote
       OWNER SIGNED POWER OF ATTORNEY (POA) IS REQUIRED
       IN ORDER TO LODGE AND EXECUTE YOUR VOTING INSTRUCTIONS
       IN THIS MARKET. ABSENCE OF A POA, MAY CAUSE
       YOUR INSTRUCTIONS TO BE REJECTED. SHOULD YOU
       HAVE ANY QUESTIONS, PLEASE CONTACT YOUR CLIENT
       SERVICE REPRESENTATIVE AT ADP. THANK YOU.

       MARKET RULES REQUIRE ADP TO DISCLOSE BENEFICIAL           Non-Voting    No vote
       OWNER INFORMATION FOR ALL VOTED ACCOUNTS. IF
       AN ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS,
       YOU WILL NEED TO PROVIDE THE BREAKDOWN OF EACH
       BENEFICIAL OWNER NAME, ADDRESS AND SHARE POSITION
       TO YOUR ADP CLIENT SERVICE REPRESENTATIVE.
       THIS INFORMATION IS REQUIRED IN ORDER FOR ADP
       TO LODGE YOUR VOTE. THANK YOU.

       PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING          Non-Voting    No vote
       ID 303097 DUE TO ADDITIONAL OF RESOLUTIONS.
       ALL VOTES RECEIVED ON THE PREVIOUS MEETING
       WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT
       ON THIS MEETING NOTICE. THANK YOU.

1.     Elect the Chairperson of the meeting and of               Mgmt          For                            For
       a person to co-sign the minutes of the general
       meeting

2.     Approve the annual accounts and the annual report         Mgmt          For                            For
       for 2005 for Yara International ASA and the
       Group, hereunder payment of dividends of NOK
       2.35 per share

3.     Approve the guidelines for the remuneration               Mgmt          For                            For
       of the Members of the Executive Management

4.1    Elect Mr. Oeivind Lund as a Director                      Mgmt          For                            For

4.2    Elect Mr. Lone Schroeder as a Director                    Mgmt          For                            For

4.3    Elect Mr. Leiv Nergaard as a Director                     Mgmt          For                            For

4.4    Elect Mr. Joergen Haslestad as a Director                 Mgmt          For                            For

4.5    Elect Mr. Elisabeth Harstad as a Director                 Mgmt          For                            For

5.     Approve remuneration of Auditor                           Mgmt          For                            For

6.     Approve remuneration of Directors in the amount           Mgmt          For                            For
       of NOK 375,000 for Chairman and NOK 215,000
       for other Board Members

7.1    Elect Mr.Olav Hytta as a Member of Nominating             Mgmt          For                            For
       Committee

7.2    Elect Mr. Reier Soeberg as a Member of Nominating         Mgmt          For                            For
       Committee

7.3    Elect Mr. Eva Lystad as a Member of Nominating            Mgmt          For                            For
       Committee

7.4    Elect Mr. Bjoerg Ven as a Member of Nominating            Mgmt          For                            For
       Committee

8.     Approve NOK 20 Million the reduction in share             Mgmt          For                            For
       capital via cancellation of 7.5 million repurchased
       shares and redemption of 4.3 million shares
       held by Norwegian State

9.     Authorize the Board to repurchase of up to 5%             Mgmt          For                            For
       of issued share capital




--------------------------------------------------------------------------------------------------------------------------
 YUE YUEN INDUSTRIAL (HOLDINGS) LTD                                                          Agenda Number:  700866342
--------------------------------------------------------------------------------------------------------------------------
        Security:  G98803144
    Meeting Type:  AGM
    Meeting Date:  01-Mar-2006
          Ticker:
            ISIN:  BMG988031446
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

1.     Receive and approve the audited financial statements      Mgmt          For                            For
       and the reports of the Directors and the Auditors
       for the YE 30 SEP 2004

2.     Declare a dividend of HKD 0.48 per share for              Mgmt          For                            For
       the YE 30 SEP 2005

3.     Re-elect the Directors and authorize the Board            Mgmt          For                            For
       of Directors to fix their remuneration

4.     Appoint the Auditors and authorize the Board              Mgmt          For                            For
       of Directors to fix their remuneration

5.a    Authorize the Directors of the Company to allot,          Mgmt          For                            For
       issue and deal with additional shares in the
       capital of the Company and make or grant offers,
       agreements and options during and after the
       relevant period, not exceeding 20% of the aggregate
       nominal amount of the share capital of the
       Company in issue otherwise than pursuant to
       a rights issue or the exercise of subscription
       rights under the Share Option Scheme of the
       Company;  Authority expires at the conclusion
       of the next AGM of the Company

5.b    Authorize the Directors of the Company to purchase        Mgmt          For                            For
       its own shares during the relevant period,
       subject to and in accordance with all applicable
       laws and regulations, not exceeding 10% of
       the aggregate nominal amount of the share capital
       of the Company in issue;  Authority expires
       at the conclusion of the next AGM of the Company

5.c    Approve, conditional upon the passing of Resolution       Mgmt          For                            For
       5.B, to add the aggregate nominal amount of
       the number of shares in the capital of the
       Company repurchased by the Company to the aggregate
       nominal amount of the share capital of the
       Company that may be allotted pursuant to Resolution
       5.A




--------------------------------------------------------------------------------------------------------------------------
 ZURICH FINANCIAL SERVICES, ZUERICH                                                          Agenda Number:  700905790
--------------------------------------------------------------------------------------------------------------------------
        Security:  H9870Y105
    Meeting Type:  OGM
    Meeting Date:  20-Apr-2006
          Ticker:
            ISIN:  CH0011075394
--------------------------------------------------------------------------------------------------------------------------

Prop.# Proposal                                                  Proposal      Proposal Vote                  For/Against
                                                                 Type                                         Management

       PLEASE NOTE THAT THIS IS THE PART II OF THE               Non-Voting    No vote
       MEETING NOTICE SENT UNDER MEETING 278739, INCLUDING
       THE AGENDA. TO VOTE IN THE UPCOMING MEETING,
       YOUR NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR
       AS BENEFICIAL OWNER BEFORE THE RE-REGISTRATION
       DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
       THAT ARE SUBMITTED AFTER THE ADP CUTOFF DATE
       WILL BE PROCESSED ON A BEST EFFORT BASIS. THANK
       YOU

       THE PRACTICE OF SHARE BLOCKING VARIES WIDELY              Non-Voting    No vote
       IN THIS MARKET. PLEASE CONTACT YOUR ADP CLIENT
       SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION
       FOR YOUR ACCOUNTS.THANK YOU

1.     Approve the annual report, the annual financial           Mgmt          For                            For
       statements and the consolidated financial statements
       for 2005

2.     Approve the allocation of income and dividends            Mgmt          For                            For
       of CHF 4.60 per share

3.     Approve the share capital reduction, repayment            Mgmt          For                            For
       of reduction in nominal value, and amend the
       Articles of Incorporation, to effect a further
       payout in cash to shareholders of CHF 2.40
       per registered share by reducing the nominal
       value of each registered share from CHF 2.50
       to CHF 0.10 in order to preserve proportional
       shareholders rights, and amend the threshold
       for requesting items on the agenda in accordance
       with Article 12 Paragraph 2 of the Articles
       of Incorporation proportionally to the reduced
       nominal value a part of summary, this entails
       the following: that the share capital, in accordance
       with the Article 5 of the Articles of Incorporation
       be reduced by CHF 345,616,692 from CHF 360,017,387.50
       to a new total of CHF 14,400,695.50 by reducing

4.     Amend the Articles of Incorporation; authorized           Mgmt          For                            For
       share capital

5.     Amend the Articles of Incorporation                       Mgmt          For                            For

6.     Grant release to the Members of the Board of              Mgmt          For                            For
       Directors and the Group Executive Committee

7.1.1  Elect Mr. Don Nicolaisen as a Director                    Mgmt          For                            For

7.1.2  Elect Mr. Fred kindle as a Director                       Mgmt          For                            For

7.1.3  Elect Mr. Tom De Swaan as a Director                      Mgmt          For                            For

7.1.4  Re-elect Mr. Thomas Escher as a Director                  Mgmt          For                            For

7.1.5  Re-elect Mr. Philippe Pidoux as a Director                Mgmt          For                            For

7.1.6  Re-elect Mr. Venon Sankey as a Director                   Mgmt          For                            For

7.2    Ratify PriceWaterhouseCoopers Ltd. as the Auditors        Mgmt          For                            For



* Management position unknown


SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         CAPITAL WORLD GROWTH AND INCOME FUND, INC.
By (Signature)       /s/ Stephen E. Bepler
Name                 Stephen E. Bepler
Title                President and Principal Executive Officer
Date                 08/29/2006